       AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2014.

                                                            FILE NOS. 333-178845
                                                                       811-08810
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                      UNDER


                             THE SECURITIES ACT OF 1933

                            Pre-Effective Amendment No.                          [ ]

                           Post-Effective Amendment No. 7                        [X]


                                     and/or

                             REGISTRATION STATEMENT
                              UNDER THE INVESTMENT


                                 COMPANY ACT OF 1940

                                   Amendment No. 7                               [X]


                        (CHECK APPROPRIATE BOX OR BOXES)

                                  ------------

                          FS VARIABLE SEPARATE ACCOUNT
                           (Exact Name of Registrant)

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                               (Name of Depositor)

                           ONE WORLD FINANCIAL CENTER
                               200 LIBERTY STREET
                            NEW YORK, NEW YORK 10281
              (Address of Depositor's Principal Offices) (Zip Code)

        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 996-9786


                               MANDA GHAFERI, ESQ.
                           C/O AIG LIFE AND RETIREMENT
                            1999 AVENUE OF THE STARS
                       LOS ANGELES, CALIFORNIA 90067-6121
      (Name and Address of Agent for Service for Depositor and Registrant)


Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on May 1, 2014 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of interest in FS Variable Separate Account of The United States Life Insurance Company in the City of New York under variable annuity contracts.

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--------------------------------------------------------------------------------

                          FS VARIABLE SEPARATE ACCOUNT

                              CROSS REFERENCE SHEET

                              PART A -- PROSPECTUS

ITEM NUMBER
IN FORM N-4                                                    CAPTION
-----------                                                    -------
1.   Cover Page..............................   Cover Page
2.   Definitions.............................   Glossary
3.   Synopsis................................   Highlights; Fee Tables; Portfolio
                                                Expenses; Examples
4.   Condensed Financial Information.........   Appendix - Condensed Financial
                                                Information
5.   General Description of Registrant,
     Depositor and Portfolio Companies.......   The Polaris Preferred Solution
                                                Variable Annuity; Other Information
6.   Deductions..............................   Expenses
7.   General Description of Variable Annuity
     Contracts...............................   The Polaris Preferred Solution
                                                Variable Annuity; Purchasing a
                                                Polaris Preferred Solution Variable
                                                Annuity; Investment Options
8.   Annuity Period..........................   Annuity Income Options
9.   Death Benefit...........................   Death Benefits
10.  Purchases and Contract Value............   Purchasing a Variable Annuity
                                                Contract
11.  Redemptions.............................   Access To Your Money
12.  Taxes...................................   Taxes
13.  Legal Proceedings.......................   Legal Proceedings
14.  Table of Contents of Statement of
     Additional Information..................   Table of Contents of  Statement of
                                                Additional Information

                  PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

ITEM NUMBER
IN FORM N-4                                                 CAPTION
-----------                                                 -------
15. Cover Page.........................   Cover Page
16. Table of Contents..................   Table of Contents
17. General Information and History....   The Polaris Preferred Solution Variable
                                          Annuity (P);
                                          Separate Account; General Account (P);
                                          Investment Options (P);
                                          Other Information (P)
18. Services...........................   Other Information (P)
19. Purchase of Securities Being
    Offered............................   Purchasing a Polaris Preferred Solution
                                          Variable Annuity (P)
20. Underwriters.......................   Distribution of Contracts
21. Calculation of Performance Data....   Performance Data
22. Annuity Payments...................   Annuity Income Options (P);
                                          Income Payments; Annuity Unit Values
23. Financial Statements...............   Depositor: Other Information (P);
                                          Financial Statements; Registrant:
                                          Financial Statements


                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                        (POLARIS PREFERRED SOLUTION LOGO)
                                   PROSPECTUS
                                   MAY 1, 2014

               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                               issued by Depositor
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             in all states except in New York where it is issued by
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                               in connection with
                            VARIABLE SEPARATE ACCOUNT
                                       and
                          FS VARIABLE SEPARATE ACCOUNT


This variable annuity has several investment choices - Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Underlying Funds are part of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Anchor Series Trust, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., Seasons Series Trust and SunAmerica Series Trust.


UNDERLYING FUNDS:                                            MANAGED BY:
     Aggressive Growth                                       Wells Capital Management Incorporated
     Alliance Growth                                         AllianceBernstein L.P.
     American Funds Asset Allocation SAST                    Capital Research and Management Company(1)
     American Funds Global Growth SAST                       Capital Research and Management Company(1)
     American Funds Growth SAST                              Capital Research and Management Company(1)
     American Funds Growth-Income SAST                       Capital Research and Management Company(1)
     Asset Allocation                                        Edge Asset Management, Inc.
     Balanced                                                J.P. Morgan Investment Management Inc.
     Blue Chip Growth                                        Massachusetts Financial Services Company
     Capital Appreciation                                    Wellington Management Company, LLP
     Capital Growth                                          The Boston Company Asset Management, LLC(2)
     Cash Management                                         BofA Advisors, LLC
     Corporate Bond                                          Federated Investment Management Company
     Davis Venture Value                                     Davis Selected Advisers, L.P.
     "Dogs" of Wall Street                                   SunAmerica Asset Management, LLC(3)
     Emerging Markets                                        J.P. Morgan Investment Management Inc.
     Equity Opportunities                                    OppenheimerFunds, Inc.
     Foreign Value                                           Templeton Investment Counsel, LLC
     Franklin Founding Funds Allocation VIP Fund(4)          Franklin Templeton Services, LLC
     Franklin Income VIP Fund(4)                             Franklin Advisers, Inc.
     Fundamental Growth                                      Wells Capital Management Incorporated
     Global Bond                                             Goldman Sachs Asset Management International
     Global Equities                                         J.P. Morgan Investment Management Inc.
     Government and Quality Bond                             Wellington Management Company, LLP
     Growth                                                  Wellington Management Company, LLP
     Growth-Income                                           J.P. Morgan Investment Management Inc.
     Growth Opportunities                                    Invesco Advisers, Inc.
     High-Yield Bond                                         PineBridge Investments LLC
     International Diversified Equities                      Morgan Stanley Investment Management Inc.
     International Growth and Income                         Putnam Investment Management, LLC
     Invesco V.I. American Franchise Fund, Series II Shares  Invesco Advisers, Inc.
     Invesco V.I. Comstock Fund, Series II Shares            Invesco Advisers, Inc.
     Invesco V.I. Growth and Income Fund, Series II Shares   Invesco Advisers, Inc.
     Lord Abbett Growth and Income                           Lord, Abbett & Co. LLC
     Managed Allocation Balanced                             Ibbotson Associates, Inc.
     Managed Allocation Growth                               Ibbotson Associates, Inc.
     Managed Allocation Moderate                             Ibbotson Associates, Inc.
     Managed Allocation Moderate Growth                      Ibbotson Associates, Inc.
     Marsico Focused Growth                                  Marsico Capital Management, LLC
     MFS Massachusetts Investors Trust                       Massachusetts Financial Services Company




(Underlying Funds continued on next page)

UNDERLYING FUNDS:                   MANAGED BY:
     MFS Total Return               Massachusetts Financial Services Company
     Mid-Cap Growth                 J.P. Morgan Investment Management Inc.
     Natural Resources              Wellington Management Company, LLP
     Real Estate                    Pyramis Global Advisors, LLC
     Real Return                    Wellington Management Company, LLP
     Small & Mid Cap Value          AllianceBernstein L.P.
     Small Company Value            Franklin Advisory Services, LLC
     SunAmerica Dynamic Allocation  SunAmerica Asset Management, LLC(3) and
       Portfolio                      AllianceBernstein L.P.
     SunAmerica Dynamic Strategy    SunAmerica Asset Management, LLC(3) and
       Portfolio                      AllianceBernstein L.P.
     Technology                     Columbia Management Investment Advisers, LLC
     Telecom Utility                Massachusetts Financial Services Company
     Total Return Bond              Pacific Investment Management Company LLC
     VCP Managed Asset Allocation   Capital Research and Management Company(1)
       SAST Portfolio
     VCP Total Return Balanced      Pacific Investment Management Company LLC
       Portfolio
     VCP Value Portfolio            Invesco Advisers, Inc.


(1) Capital Research and Management Company manages the corresponding Master Fund (defined below) in which the Underlying Fund invests. The investment adviser of the Feeder Funds is SAAMCo.

(2) On May 1, 2014, the investment manager of the Capital Growth Portfolio changed from OppenheimerFunds, Inc. to The Boston Company Asset Management, LLC.

(3) On January 1, 2014, SunAmerica Asset Management Corp. was renamed SunAmerica Asset Management, LLC.

(4) On May 1, 2014, the Franklin Income Securities Fund was renamed Franklin Income VIP Fund and the Franklin Templeton VIP Founding Funds Allocation Fund was renamed Franklin Founding Funds Allocation VIP Fund.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity, including a description of all material features of the contract.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2014. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

VARIABLE ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
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
GLOSSARY...................................................................      3
HIGHLIGHTS.................................................................      4
FEE TABLE..................................................................      6
      Maximum Owner Transaction Expenses..................................       6
      Contract Maintenance Fee............................................       6
      Separate Account Annual Expenses....................................       6
      Additional Optional Feature Fees....................................       6
         Optional Polaris Income Plus and Polaris Income Builder Fee.......      6
      Underlying Fund Expenses............................................       6
MAXIMUM AND MINIMUM EXPENSE EXAMPLES.......................................      8
THE POLARIS PREFERRED SOLUTION VARIABLE ANNUITY............................      9
PURCHASING A POLARIS PREFERRED SOLUTION VARIABLE ANNUITY...................      9
      Allocation of Purchase Payments.....................................      10
      Early Access Feature................................................      11
      Accumulation Units..................................................      11
      Free Look...........................................................      11
      Exchange Offers.....................................................      12
      Important Information for Military Servicemembers...................      12
INVESTMENT OPTIONS.........................................................     12
      Variable Portfolios.................................................      12
         AIM Variable Insurance Funds (Invesco Variable Insurance Funds)...     13
         Anchor Series Trust...............................................     13
         Franklin Templeton Variable Insurance Products Trust..............     13
         Lord Abbett Series Fund, Inc. ....................................     13
         Seasons Series Trust..............................................     13
         SunAmerica Series Trust...........................................     13
      Substitution, Addition or Deletion of Variable Portfolios...........      16
      Fixed Accounts......................................................      16
      Dollar Cost Averaging Fixed Accounts................................      16
      Dollar Cost Averaging Program.......................................      17
      Polaris Portfolio Allocator Program.................................      17
      50%-50% Combination Model Program...................................      19
      Transfers During the Accumulation Phase.............................      20
      Automatic Asset Rebalancing Program.................................      23
      Return Plus Program.................................................      23
      Voting Rights.......................................................      23
ACCESS TO YOUR MONEY.......................................................     23
      Free Withdrawal Amount..............................................      24
      Systematic Withdrawal Program.......................................      25
      Nursing Home Waiver.................................................      25
      Minimum Contract Value..............................................      25
      Qualified Contract Owners...........................................      25
OPTIONAL LIVING BENEFITS...................................................     25
      Polaris Income Plus and Polaris Income Builder......................      28
DEATH BENEFITS.............................................................     37
      Beneficiary Continuation Programs...................................      38
      Death Benefit Defined Terms.........................................      39
      Death Benefit Options...............................................      39
      Standard Death Benefit..............................................      39
      Optional Maximum Anniversary Value Death Benefit....................      39
      Spousal Continuation................................................      40
EXPENSES...................................................................     40
      Separate Account Expenses...........................................      41
      Withdrawal Charges..................................................      41
      Underlying Fund Expenses............................................      41
      Contract Maintenance Fee............................................      42
      Transfer Fee........................................................      42
      Optional Living Benefit Fees........................................      42
      Optional Polaris Income Plus and Polaris Income Builder Living
               Benefit Fee.................................................     42
      Optional Maximum Anniversary Value Death Benefit Fee................      42
      Optional Early Access Feature Fee...................................      42
      Premium Tax.........................................................      42
      Income Taxes........................................................      43
      Reduction or Elimination of Fees, Expenses, and Additional Amounts
               Credited....................................................     43
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT...................     43
ANNUITY INCOME OPTIONS.....................................................     45
      The Income Phase....................................................      45
      Annuity Income Options..............................................      45
      Fixed or Variable Annuity Income Payments...........................      46
      Annuity Income Payments.............................................      46
      Transfers During the Income Phase...................................      46
      Deferment of Payments...............................................      47
TAXES......................................................................     47
      Annuity Contracts in General........................................      47
      Tax Treatment of Distributions - Non-Qualified Contracts............      47
      Tax Treatment of Distributions - Qualified Contracts................      48
      Required Minimum Distributions......................................      49
      Tax Treatment of Death Benefits.....................................      49
      Tax Treatment of Optional Living Benefits...........................      50
      Contracts Owned by a Trust or Corporation...........................      50
      Gifts, Pledges and/or Assignments of a Contract.....................      50
      Diversification and Investor Control................................      50
OTHER INFORMATION..........................................................     51
      The Distributor.....................................................      51
      The Company.........................................................      51
      The Separate Account................................................      52
      The General Account.................................................      52
      Financial Statements................................................      52
      Administration......................................................      53
      Legal Proceedings...................................................      53
      Registration Statements.............................................      54
CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION............................     54
APPENDIX A - CONDENSED FINANCIAL INFORMATION...............................    A-1
APPENDIX B - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY................    B-1
APPENDIX C - FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME
  PLUS AND POLARIS INCOME BUILDER FEE......................................    C-1
APPENDIX D - OPTIONAL LIVING BENEFITS EXAMPLES.............................    D-1
APPENDIX E - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION ................    E-1

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                                    GLOSSARY
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--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or, in the case of a non-natural Owner, the Annuitant dies. If your contract is jointly owned, you and the joint Owner are each other's primary Beneficiary.

COMPANY - Refers to American General Life Insurance Company ("AGL") or The United States Life Insurance Company in the City of New York ("US Life") for contracts issued in New York only, the insurer that issues this contract. The term "we," "us" and "our" are also used to identify the issuing Company.

CONTINUATION CONTRIBUTION - An amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner exceeds the contract value as of the Good Order date. We will contribute this amount, if any, to the contract value upon a spousal continuation.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FEEDER FUNDS - Each of the following Feeder Funds invests exclusively in shares of a corresponding Master Fund: American Funds Global Growth SAST, American Funds Growth SAST, American Funds Growth-Income SAST, American Funds Asset Allocation SAST, and VCP Managed Asset Allocation SAST Variable Portfolios.

FIXED ACCOUNT - An account, if available, in which you may invest money and earn a fixed rate of return. Fixed Accounts are obligations of the General Account.

FUND-OF-FUNDS - An Underlying Fund that pursues its investment goal by investing its assets in a combination of other Underlying Funds. Expenses for a Fund-of-Funds may be higher than that for other funds because a Fund-of-Funds bears its own expenses and indirectly bears its proportionate share of expenses of the Underlying Funds in which it invests. As a result, you will pay higher fees and expenses under the Fund-of-Funds structure than if you invested directly in each of the Underlying Funds held in the Fund-of-Funds structure.

GENERAL ACCOUNT - The Company's account, which includes any amounts you have allocated to available Fixed Accounts and the Secure Value Account, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios.

GOOD ORDER - Fully and accurately completed forms, including any necessary supplementary documentation, applicable to any given transaction or request received by us.

INCOME PHASE - The period upon annuitization during which we make annuity income payments to you.

INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.

LATEST ANNUITY DATE - The first business day of the month following your 95th birthday.

MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

MASTER FUNDS - Funds of the American Funds Insurance Series in which the Feeder Funds invest.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

PURCHASE PAYMENTS LIMIT - $1,000,000 for contracts issued on or after May 1, 2014. $1,500,000 for contracts issued prior to May 1, 2014.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SECURE VALUE ACCOUNT - A Fixed Account, available only with election of certain living benefits, to which we allocate a percentage of every Purchase Payment and Continuation Contribution.

SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's general account. The Separate Account consists of Variable Portfolios or subaccounts, each investing in shares of the Underlying Funds.

TRUSTS - Collectively refers to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Anchor Series Trust, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., Seasons Series Trust and SunAmerica Series Trust.

UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio, which is a subaccount of the Separate Account, invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.

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--------------------------------------------------------------------------------
                                   HIGHLIGHTS
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The Polaris Preferred Solution Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts, if available. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to help provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever longer period is required in your state), and not be charged a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payments. We will return your original Purchase Payments if required by law. PLEASE SEE FREE LOOK IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $50 contract maintenance fee from your contract, which may be waived if contract value is $75,000 or more. We also deduct separate account charges which equal 1.15% annually of the average daily value of your contract allocated to the Variable Portfolios. If you elect certain optional features, we may charge additional fees. Your contract provides for a free withdrawal amount each year. A separate withdrawal charge schedule applies to each Purchase Payment. After a Purchase Payment has been in the contract for 7 complete years, or 4 complete years if you elect the Early Access feature, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. There are investment management fees and other expenses of the Underlying Funds on amounts invested in the Variable Portfolios including 12b-1 fees of up to 0.25%. PLEASE SEE FEE TABLE, PURCHASING A POLARIS PREFERRED SOLUTION VARIABLE ANNUITY, FREE WITHDRAWAL AMOUNT AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

OPTIONAL LIVING BENEFITS: You may elect one of the optional living benefits available under your contract for an additional fee. These living benefits are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. These benefits can provide a guaranteed income stream during the Accumulation Phase that may last as long as you live. Electing an optional living benefit will require you to invest in accordance with certain investment requirements. Investing within these requirements may potentially limit the performance of your investment and may also reduce the likelihood that you will need to rely on the protection offered by these benefits.

You should consider the impact of Excess Withdrawals on the Living Benefit you elect. Withdrawals in excess of the prescribed amount can have a detrimental impact on the guaranteed benefit. In addition, if an Excess Withdrawal reduces your contract value to zero, your contract will terminate and no further benefits are payable. PLEASE SEE OPTIONAL LIVING BENEFITS IN THE PROSPECTUS.

DEATH BENEFIT: A standard death benefit is available and in addition, an optional death benefit is available for an additional fee. These benefits are payable to your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

ANNUITY INCOME OPTIONS: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. Telephone Number: (800) 445-7862 and website (www.aig.com/annuities). PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE SPECIFIC INFORMATION.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WE ALSO OFFER CONTRACTS FOR A LOWER FEE THAT DO NOT OFFER THE EARLY ACCESS FEATURE. ELECTING THE EARLY ACCESS FEATURE WILL RESULT IN HIGHER SEPARATE ACCOUNT CHARGES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE INFORMATION REGARDING HOW MONEY IS SHARED AMONG OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

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                                    FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING INFORMATION DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE MAXIMUM OWNER TRANSACTION EXPENSES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE CONTRACT, OR TRANSFER CONTRACT VALUE BETWEEN INVESTMENT OPTIONS. IF APPLICABLE, STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.(1)

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES

(as a percentage of each Purchase
  Payment)(2)..............................    8%


TRANSFER FEE

$25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE(3)................................................  $50

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)

  Separate Account Charge(4)..............  1.15%
  Optional Maximum Anniversary Value Death
     Benefit Fee..........................  0.25%
     Optional Early Access Fee(5).........  0.40%
     Maximum Separate Account Annual
       Expenses...........................  1.80%




ADDITIONAL OPTIONAL FEATURE FEES

You may elect one of the following optional living benefits, Polaris Income Plus or Polaris Income Builder below, both of which are guaranteed minimum withdrawal benefits:

OPTIONAL POLARIS INCOME PLUS AND POLARIS INCOME BUILDER FEE
(calculated as a percentage of the Income Base)(6)

                                                 INITIAL               MAXIMUM
NUMBER OF COVERED PERSONS                    ANNUAL FEE RATE     ANNUAL FEE RATE(7)
-------------------------                 --------------------  --------------------
For One Covered Person..................          1.10%                 2.20%
For Two Covered Persons.................          1.35%                 2.70%



UNDERLYING FUND EXPENSES
(AS OF JANUARY 31, 2014)

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES (INCLUDING MASTER FUND EXPENSES, IF APPLICABLE) CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

TOTAL ANNUAL UNDERLYING FUND
EXPENSES(8)                         MINIMUM   MAXIMUM
----------------------------        -------   -------
(expenses that are deducted from
Trust assets, including
management fees, 12b-1 fees, if
applicable, and other expenses)..    0.72%     1.71%


FOOTNOTES TO THE FEE TABLE:

(1) State premium taxes of up to 3.5% of your Purchase Payments may be deducted when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE PREMIUM TAX AND STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX.

(2) Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 7 or 4 years as follows:

YEARS SINCE RECEIPT OF PURCHASE PAYMENTS......................   1    2    3    4    5    6    7    8    9   10+
Without Early Access feature..................................   8%   7%   6%   5%   4%   3%   2%   0%   0%   0%
With Early Access feature.....................................   8%   7%   6%   5%   0%   0%   0%   0%   0%   0%


  Your contract provides for a free withdrawal amount each year. PLEASE SEE FREE WITHDRAWAL AMOUNT BELOW.

(3) The contract maintenance fee is assessed annually and may be waived if contract value is $75,000 or more.

(4) If you do not elect any optional features, your separate account annual expenses would be 1.15%. If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct the same Separate Account Charge. PLEASE SEE EXTENDED LEGACY PROGRAM UNDER DEATH BENEFITS BELOW.

(5) The Early Access feature fee depends on the number of years since you purchased your contract as follows:

CONTRACT YEAR

-------------
1-4........................................  0.40%
5+.........................................   none


(6) The fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annual fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below.

(7) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums identified in the Fee Table and the minimums described below. PLEASE SEE APPENDIX C -- FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME PLUS AND POLARIS INCOME BUILDER FEE.

    Due to the investment requirements associated with the election of a living benefit, a portion of your assets may be invested in the SunAmerica Dynamic Allocation Portfolio, SunAmerica Dynamic Strategy Portfolio, VCP Managed Asset Allocation SAST Portfolio, VCP Total Return Balanced Portfolio or VCP Value Portfolio. Each of these Variable Portfolios utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the market is in a prolonged state of higher volatility, your fee rate may be increased due to VIX indexing and each of these Variable Portfolios may decrease its exposure to equity markets, thereby reducing the likelihood that you will achieve a higher Anniversary Value. Conversely, when the market is in a prolonged state of lower volatility, your fee rate may be decreased and each of these Variable Portfolios may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.

---------------------------------------------------------------------
                                                           MAXIMUM
                                                          ANNUALIZED
                                                           FEE RATE
                                                         DECREASE OR
                                              MINIMUM   INCREASE EACH
                                               ANNUAL      BENEFIT
 NUMBER OF COVERED PERSONS                    FEE RATE     QUARTER*
---------------------------------------------------------------------
---------------------------------------------------------------------
 One Covered Person                             0.60%      +/-0.25%
---------------------------------------------------------------------
 Two Covered Persons                            0.60%      +/-0.25%
---------------------------------------------------------------------



         * The fee rate can increase or decrease no more than 0.0625% each quarter (0.25%/ 4).

(8) The maximum expense is for an Underlying Fund of SunAmerica Series Trust, as of its fiscal year ended January 31, 2014. The minimum expense is for an Underlying Fund of Franklin Templeton Variable Insurance Products Trust as of its fiscal year ended December 31, 2013.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(assuming separate account annual expenses of 1.80% (including the optional Maximum Anniversary Value death benefit and the Early Access feature), the optional Polaris Income Plus feature (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years) and investment in an Underlying Fund with total expenses of 1.71%)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
$1,332     $2,420     $3,367     $5,551


(2) If you do not surrender or annuitize your contract at the end of the applicable time period:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $452      $1,620     $2,767     $5,551




MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.15%, no election of optional features and investment in an Underlying Fund with total expenses of 0.72%)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
$1,095     $1,403     $1,637     $2,243


(2) If you do not surrender or annuitize your contract at the end of the applicable time period:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $195       $603      $1,037     $2,243


EXPLANATION OF EXPENSE EXAMPLES

1. The Maximum Expense Examples reflect the highest possible combination of charges. The purpose of the Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $75,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.

3. If you elected other optional features, your expenses would be lower than those shown in the Maximum Expense Examples. The Maximum Expense Examples assume that the Income Base, which is used to calculate the Polaris Income Plus fee, equals contract value, that no withdrawals are taken during the stated period, there are two Covered Persons and that the annual maximum fee rate of 2.70% has been reached after the first year.

4. Expense Examples with election of the Early Access feature reflect the Early Access withdrawal charge schedule and the applicable feature fee.

5. If you elected optional features, you do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         THE POLARIS PREFERRED SOLUTION
                                VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract. The contract provides several main benefits:

     - Optional Living Benefit: If you elect an optional living benefit, the Company guarantees to provide a guaranteed income stream, with additional benefits under the feature you elect, in the event your contract value declines due to unfavorable investment performance and withdrawals within the feature's parameters.

     - Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     - Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you plan for your retirement. In the Accumulation Phase, it can help you build assets on a tax-deferred basis. In the Income Phase, it can provide you with guaranteed income through annuity income payments. Alternatively, you may elect an optional living benefit that is designed to help you create a guaranteed income stream that may last as long as you live.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to an available Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.

As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, PLEASE SEE FEE TABLE ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     PURCHASING A POLARIS PREFERRED SOLUTION
                                VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. FOR FURTHER EXPLANATION, PLEASE SEE TAXES BELOW.

------------------------------------------------------------------------------
                                                                  MINIMUM
                                                                 AUTOMATIC
                                              MINIMUM           SUBSEQUENT
                      MINIMUM INITIAL       SUBSEQUENT           PURCHASE
                     PURCHASE PAYMENT    PURCHASE PAYMENT         PAYMENT
------------------------------------------------------------------------------
     Qualified            $4,000               $500                $100
------------------------------------------------------------------------------
   Non-Qualified          $10,000              $500                $100
------------------------------------------------------------------------------


Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100. We will not accept subsequent Purchase Payments from contract owners age 86 or older.

We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than the Purchase Payments Limit as defined in the Glossary. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept any Purchase Payment. Purchase Payments that would cause total Purchase Payments in all contracts issued by AGL and/or US Life to the same Owner and/or Annuitant to exceed the Purchase Payments Limit may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. In addition, for any contracts that meet or exceed these dollar amount limitations, we further reserve the right to impose certain limitations on available living benefits under the contract.

The terms creating any limit on the maximum death or living benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.

Various considerations may apply with respect to non-natural ownership of this contract including but not limited to estate planning, tax consequences and the propriety of this contract as an investment consistent with a non-natural Owner's organizational documentation. You should consult with your tax and/or legal advisor in connection with non-natural ownership of this contract.

MAXIMUM ISSUE AGE

We will not issue a contract to anyone age 86 or older on the contract issue date. We will not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. PLEASE SEE TAXES BELOW. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR SPECIFIC INFORMATION.

TERMINATION OF THE CONTRACT FOR MISSTATEMENT AND/OR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.

JOINT OWNERSHIP

We allow this contract to be jointly owned by spouses (as determined for federal tax law purposes). The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.

Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. There are also states that require us to issue the contract to non-spousal joint Owners. However, non-spousal joint Owners (which can include Domestic Partners) who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as, under current tax law, they are not eligible for spousal continuation of the contract. Therefore, the ability of such non-spousal joint Owners to fully benefit from certain benefits and features of the contract, such as optional living benefit(s), if applicable, that guarantee withdrawals over two lifetimes may be limited.

ASSIGNMENT OF THE CONTRACT/CHANGE OF OWNERSHIP

You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We will not be bound by any assignment until written notice is processed by us at our Annuity Service Center and you have received confirmation. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

We reserve the right not to recognize any assignment if it changes the risk profile of the owner of the contract, as determined in our sole discretion, if no Insurable Interest exists or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms.

An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two NYSE business days after the next NYSE business day. We allocate your initial Purchase Payment as of the date such Purchase Payment is priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within five NYSE business days, we will send your money back to you, or obtain your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next NYSE business day. We invest your subsequent Purchase Payments in the Variable Portfolios and available Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.

Purchase Payments submitted by check can only be accepted by the Company at the Payment Centers at the following addresses:

American General Life Insurance Company
Annuity Service Center
P.O. Box 100330
Pasadena, CA 91189-0330

US Life (New York contracts only)
Annuity Service Center
P.O. Box 100357
Pasadena, CA 91189-0357

Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

American General Life Insurance Company
Annuity Service Center
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-1750

US Life (New York contracts only)
Annuity Service Center
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-1750

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Payment Center.

EARLY ACCESS FEATURE

For an additional annualized fee of 0.40% of the average daily ending net asset value allocated to the Variable Portfolios, you may elect the optional Early Access feature when you purchase the contract. This feature reduces the length of the withdrawal charge schedule associated with each Purchase Payment from 7 years to 4 years. In addition, the withdrawal charge will not exceed 8% of each Purchase Payment withdrawn. The fee for this feature terminates on your fifth contract anniversary. PLEASE SEE EXPENSES BELOW.

The Early Access feature may not be available through your broker-dealer. Please check with your financial representative for availability.

We reserve the right to modify, suspend or terminate the Early Access feature at any time for prospectively issued contracts.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we process your Purchase Payment, as described under ALLOCATION OF PURCHASE PAYMENTS above, if before that day's Market Close, or on the next business day's unit value if we process your Purchase Payment after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We determine the value of each Accumulation Unit at the close of the NYSE every business day, by multiplying the Accumulation Unit value for the immediately preceding business day by a factor for the current business day. The factor is determined by:

     1. dividing the net asset value per share of the Underlying Fund at the end of the current business day, plus any dividend or capital gains per share declared on behalf of the Underlying Fund as of that day, by the net asset value per share of the Underlying Fund for the previous business day; and

     2. multiplying it by one minus all applicable daily asset based charges.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

You may cancel your contract within ten days after receiving it. We call this a "free look." Your state may require a longer free look period. Please check your contract or with your financial representative. To cancel, you must mail the contract along with your written free look request to our

Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center. Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.

If your contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center. With respect to these contracts, we reserve the right to invest your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR INFORMATION ABOUT THE FREE LOOK PERIOD IN YOUR STATE.

EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.


The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners.

From time to time, certain Variable Portfolio names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Variable Portfolio's prior name.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) -- SERIES II SHARES

     Invesco Advisers, Inc. is the investment adviser to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF").

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES

     Franklin Advisers, Inc. is the investment adviser to Franklin Templeton Variable Insurance Products Trust ("FTVIPT").

     Franklin Founding Funds Allocation VIP Fund ("VIP Founding Funds") is structured as a Fund-of-Funds. The administrator for the VIP Founding Funds is Franklin Templeton Services, LLC. Franklin Templeton Services, LLC may receive assistance from Franklin Advisers, Inc. in monitoring the Underlying Funds and the VIP Founding Fund's investment in the Underlying Funds. Each Underlying Fund of the VIP Founding Funds has its own investment adviser.

     Please see the Franklin Templeton Variable Insurance Products prospectus for details.

     LORD ABBETT SERIES FUND, INC. - CLASS VC SHARES

     Lord, Abbett & Co. LLC is the investment adviser to Lord Abbett Series Fund, Inc. ("LASF").

     SAAMCO MANAGED TRUSTS

     We offer Underlying Funds of the Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust (the "SAAMCo Managed Trusts") at least in part because they are managed by SunAmerica Asset Management, LLC ("SAAMCo"), an affiliate of the Company. SAAMCo engages subadvisers to provide investment advice for the Underlying Funds. The Company and/or its affiliates may be subject to certain conflicts of interest as the Company may derive greater revenues from Variable Portfolios offered by a Trust managed by an affiliate than certain other available Variable Portfolios.

     ANCHOR SERIES TRUST -- CLASS 3 SHARES

     SAAMCo is the investment adviser and various managers are the subadviser to Anchor Series Trust ("AST").

     SEASONS SERIES TRUST -- CLASS 3 SHARES

     The Managed Allocation Portfolios and Real Return Portfolio listed below are part of Seasons Series Trust ("SST").

     Each Managed Allocation Portfolio has a different investment goal and is structured as a Fund-of-Funds, investing its assets in a combination of Underlying Funds of the Seasons Series Trust.

     This approach allows the Managed Allocation Portfolios to offer professional asset management on two levels: 1) the fund management of each of the Underlying Funds of Seasons Series Trust in which the Managed Allocation Portfolio invests; and 2) the overlay portfolio management provided by Ibbotson.

     SUNAMERICA SERIES TRUST - CLASS 3 SHARES

     SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").

          MASTER-FEEDER FUNDS

          SAST also offers Master-Feeder funds. Capital Research and Management Company is the investment adviser of the Master Fund in which the Feeder Funds invest. SAAMCo is the investment adviser to the Feeder Funds.

          Unlike other Underlying Funds, the Feeder Funds do not buy individual securities directly. Rather, each Feeder Fund invests all of its investment assets in a corresponding Master Fund of American Funds Insurance Series ("AFIS"), which invests directly in individual securities.

          Under the Master-Feeder structure, you pay the fees and expenses of both the Feeder Fund and the Master Fund. As a result, you will pay higher fees and expenses under a Master-Feeder structure than if you invested in an Underlying Fund that invests directly in the same individual securities as the Master Fund. We offer other variable annuity contracts which include Variable Portfolios that invest directly in the Master Funds without investing through a Feeder Fund and they currently assess lower fees and expenses than the Master-Feeder Funds.

          Each Feeder Fund may withdraw all its assets from a Master Fund if the Board of Directors ("Board") of the Feeder Fund determines that it is in the best interest of the Feeder Fund and its shareholders to do so. If a Feeder Fund withdraws its assets from a Master Fund and the Board of the Feeder Fund approved SAAMCo as investment adviser to the Feeder Fund, SAAMCo would be fully compensated for its portfolio management services. PLEASE SEE THE SUNAMERICA SERIES TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION for more discussion of the Master-Feeder structure.

          SUNAMERICA DYNAMIC ALLOCATION PORTFOLIO AND SUNAMERICA DYNAMIC STRATEGY PORTFOLIO

          SAST also offers the SunAmerica Dynamic Allocation Portfolio (the "Dynamic Allocation Portfolio") and the SunAmerica Dynamic Strategy Portfolio ("Dynamic Strategy Portfolio"). SAAMCo is the investment adviser of the Dynamic Allocation Portfolio and Dynamic Strategy Portfolio. AllianceBernstein L.P. is the subadviser (the "Subadviser") of a component of each of the Dynamic Allocation Portfolio and Dynamic Strategy Portfolio. The Dynamic Allocation Portfolio and Dynamic Strategy Portfolio each invest part of their assets as a Fund-of-Funds that in turn invest in Underlying Funds of the SAAMCo Managed Trusts.

          The Dynamic Allocation Portfolio and Dynamic Strategy Portfolio each have an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the contract. In addition, the Dynamic Allocation Portfolio and Dynamic Strategy Portfolio may enable the Company to more efficiently manage its financial risks associated with guarantees like the living and death benefits, due in part to a formula developed by the Company and provided by SAAMCo to the Subadviser. The formula used by the Subadviser may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the investment adviser and the Portfolio's Board of Trustees, including a majority of the Independent Trustees. PLEASE SEE THE SUNAMERICA SERIES TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.


          VCP MANAGED ASSET ALLOCATION SAST PORTFOLIO, VCP TOTAL RETURN BALANCED PORTFOLIO AND VCP VALUE PORTFOLIO

          The VCP Managed Asset Allocation SAST Portfolio, VCP Total Return Balanced Portfolio and VCP Value Portfolio each utilize investment strategies that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the contract. In addition, these Variable Portfolios may enable the Company to more efficiently manage its financial risks associated with guarantees, like the living and death benefits. PLEASE SEE THE APPLICABLE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF THE SUNAMERICA SERIES TRUST AND THE AMERICAN FUNDS INSURANCE SERIES MASTER FUND FOR DETAILS.

          CASH MANAGEMENT

          SAST also offers the Cash Management Variable Portfolio. During periods of low short-term interest rates, and in part due to contract fees and expenses, the investment return of the Cash Management Variable Portfolio may become extremely low and possibly negative. In the case of negative returns, your investment in the Cash Management Variable Portfolio will lose value.

           (PLEASE SEE NEXT PAGE FOR FULL LIST OF INVESTMENT OPTIONS)

UNDERLYING FUNDS                    MANAGED BY:                                      TRUST    ASSET CLASS
----------------                    -----------                                     ------    -----------
Aggressive Growth                   Wells Capital Management Incorporated           SAST      STOCK
Alliance Growth                     AllianceBernstein L.P.                          SAST      STOCK
American Funds Asset Allocation     Capital Research and Management Company
  SAST                                                                              SAST      BALANCED
American Funds Global Growth        Capital Research and Management Company
  SAST                                                                              SAST      STOCK
American Funds Growth SAST          Capital Research and Management Company         SAST      STOCK
American Funds Growth-Income        Capital Research and Management Company
  SAST                                                                              SAST      STOCK
Asset Allocation                    Edge Asset Management, Inc.                     AST       BALANCED
Balanced                            J.P. Morgan Investment Management Inc.          SAST      BALANCED
Blue Chip Growth                    Massachusetts Financial Services Company        SAST      STOCK
Capital Appreciation                Wellington Management Company, LLP              AST       STOCK
Capital Growth                      The Boston Company Asset Management, LLC        SAST      STOCK
Cash Management                     BofA Advisors, LLC                              SAST      CASH
Corporate Bond                      Federated Investment Management Company         SAST      BOND
Davis Venture Value                 Davis Selected Advisers, L.P.                   SAST      STOCK
"Dogs" of Wall Street               SunAmerica Asset Management, LLC                SAST      STOCK
Emerging Markets                    J.P. Morgan Investment Management Inc.          SAST      STOCK
Equity Opportunities                OppenheimerFunds, Inc.                          SAST      STOCK
Foreign Value                       Templeton Investment Counsel, LLC               SAST      STOCK
Franklin Founding Funds             Franklin Templeton Services, LLC
  Allocation VIP Fund                                                               FTVIPT    BALANCED
Franklin Income VIP Fund            Franklin Advisers, Inc.                         FTVIPT    BALANCED
Fundamental Growth                  Wells Capital Management Incorporated           SAST      STOCK
Global Bond                         Goldman Sachs Asset Management International    SAST      BOND
Global Equities                     J.P. Morgan Investment Management Inc.          SAST      STOCK
Government and Quality Bond         Wellington Management Company, LLP              AST       BOND
Growth                              Wellington Management Company, LLP              AST       STOCK
Growth-Income                       J.P. Morgan Investment Management Inc.          SAST      STOCK
Growth Opportunities                Invesco Advisers, Inc.                          SAST      STOCK
High-Yield Bond                     PineBridge Investments LLC                      SAST      BOND
International Diversified           Morgan Stanley Investment Management Inc.
  Equities                                                                          SAST      STOCK
International Growth and Income     Putnam Investment Management, LLC               SAST      STOCK
Invesco V.I. American Franchise     Invesco Advisers, Inc.
  Fund, Series II Shares                                                            AVIF      STOCK
Invesco V.I. Comstock Fund,         Invesco Advisers, Inc.
  Series II Shares                                                                  AVIF      STOCK
Invesco V.I. Growth and Income      Invesco Advisers, Inc.
  Fund, Series II Shares                                                            AVIF      STOCK
Lord Abbett Growth and Income       Lord, Abbett & Co. LLC                          LASF      STOCK
Managed Allocation Balanced         Ibbotson Associates, Inc.                       SST       BALANCED
Managed Allocation Growth           Ibbotson Associates, Inc.                       SST       STOCK
Managed Allocation Moderate         Ibbotson Associates, Inc.                       SST       BALANCED
Managed Allocation Moderate         Ibbotson Associates, Inc.
  Growth                                                                            SST       BALANCED
Marsico Focused Growth              Marsico Capital Management, LLC                 SAST      STOCK
MFS Massachusetts Investors         Massachusetts Financial Services Company
  Trust                                                                             SAST      STOCK
MFS Total Return                    Massachusetts Financial Services Company        SAST      BALANCED
Mid-Cap Growth                      J.P. Morgan Investment Management Inc.          SAST      STOCK
Natural Resources                   Wellington Management Company, LLP              AST       STOCK
Real Estate                         Pyramis Global Advisors, LLC                    SAST      STOCK
Real Return                         Wellington Management Company, LLP              SST       BOND
Small & Mid Cap Value               AllianceBernstein L.P.                          SAST      STOCK
Small Company Value                 Franklin Advisory Services, LLC                 SAST      STOCK
SunAmerica Dynamic Allocation       SunAmerica Asset Management, LLC and
  Portfolio                           AllianceBernstein L.P.                        SAST      BALANCED
SunAmerica Dynamic Strategy         SunAmerica Asset Management, LLC and
  Portfolio                           AllianceBernstein L.P.                        SAST      BALANCED
Technology                          Columbia Management Investment Advisers, LLC    SAST      STOCK
Telecom Utility                     Massachusetts Financial Services Company        SAST      STOCK
Total Return Bond                   Pacific Investment Management Company LLC       SAST      BOND
VCP Managed Asset Allocation        Capital Research and Management Company
  SAST Portfolio                                                                    SAST      BALANCED
VCP Total Return Balanced           Pacific Investment Management Company LLC
  Portfolio                                                                         SAST      BALANCED
VCP Value Portfolio                 Invesco Advisers, Inc.                          SAST      BALANCED



YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS. YOU MAY OBTAIN AN ADDITIONAL COPY OF THESE PROSPECTUSES FOR THE TRUSTS BY CALLING OUR ANNUITY SERVICE CENTER AT (800) 445-7862 OR BY VISITING OUR WEBSITE AT WWW.AIG.COM/ANNUITIES. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE UNDERLYING FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners, and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. The minimum guaranteed interest rate can vary but is never lower than 1%. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts. Allocations to the Fixed Accounts, including the Secure Value Account, are obligations of the General Account. PLEASE SEE GENERAL ACCOUNT BELOW.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

There are no restrictions with respect to transferring out of or taking a withdrawal from a Fixed Account. If you make a transfer out of or a withdrawal from a Fixed Account prior to the end of a guarantee period, you will be credited the interest earned up to the time of transfer or withdrawal. When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

If you elect certain living benefits, a certain percentage of your investment is automatically allocated to the Secure Value Account. The Secure Value Account is only available with election of these Living Benefits and you may not reallocate your money from the Secure Value Account to another Fixed Account, if available, or to the Variable Portfolios when the guarantee period ends. PLEASE SEE "ARE THERE INVESTMENT REQUIREMENTS IF I ELECT A LIVING BENEFIT?" UNDER OPTIONAL LIVING BENEFITS.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to available investment options according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. The minimum guaranteed interest rate can vary but is never lower than 1%. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

If you elect the Early Access feature in some states, you may not invest initial and/or subsequent Purchase Payments in the available DCA Fixed Accounts.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, available Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Fixed Accounts are not available as target accounts for the DCA program. Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or available Fixed Account into a DCA Fixed Account.

If you choose to allocate subsequent Purchase Payments to an active DCA program with an available Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target account allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

----------------------------------------------------------------
     MONTH        ACCUMULATION UNIT VALUE      UNITS PURCHASED
----------------------------------------------------------------

       1                  $ 7.50                     100
       2                  $ 5.00                     150
       3                  $10.00                      75
       4                  $ 7.50                     100
       5                  $ 5.00                     150
       6                  $ 7.50                     100
----------------------------------------------------------------


     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

POLARIS PORTFOLIO ALLOCATOR PROGRAM

PROGRAM DESCRIPTION

The Polaris Portfolio Allocator program may be offered to you at no additional cost to assist in diversifying your investment across various asset classes. The Polaris Portfolio Allocator program allows you to choose from one of the four Portfolio Allocator models designed to assist in meeting your stated investment goals. Each Portfolio Allocator model is comprised of a carefully selected combination of Variable Portfolios representing various asset classes. The models allocate among the various asset classes to attempt to match certain combinations of investors' investment time horizon and risk tolerance. Please consult your financial representative about investment in the Polaris Portfolio Allocator program.

ENROLLING IN THE POLARIS PORTFOLIO ALLOCATOR PROGRAM

You may enroll in the Polaris Portfolio Allocator program by electing a Portfolio Allocator model when you purchase your variable annuity or if after contract issue, by contacting our Annuity Service Center. You and your financial representative should determine the model most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may request to discontinue the use of a model by providing a written reallocation request, calling our Annuity Service Center or logging onto our website.

You may also choose to invest gradually into a Portfolio Allocator model through the DCA program. PLEASE SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE.

You may only invest in one Portfolio Allocator model at a time. Participation in this program requires that you invest 100% of your initial Purchase Payment and subsequent Purchase Payment(s) in the same Portfolio Allocator model. If you attempt to split your investment in one or more Portfolio Allocator models, your investment may no longer be consistent with the Portfolio Allocator model's intended objectives. Additionally, if you invest in any Variable Portfolios in addition to investing in a Portfolio Allocator model, such an investment may no longer be consistent with the Portfolio Allocator model's intended objectives.

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected Portfolio Allocator model unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Portfolio Allocator model, your investment may no longer be consistent with the Portfolio Allocator model's intended objectives and therefore, will effectively terminate your participation in the program. Withdrawals may be subject to a withdrawal charge. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

You can transfer 100% of your investment from one Portfolio Allocator model to another Portfolio Allocator model at any time; you will be transferred into the most current model available in your contract. As a result of a transfer, we will automatically update your allocation instructions on file with respect to subsequent Purchase Payments and DCA target allocation instructions, if applicable, and we will automatically update your Automatic Asset Rebalancing Program instructions to reflect your new investment. PLEASE SEE DOLLAR COST AVERAGING PROGRAM ABOVE AND AUTOMATIC ASSET REBALANCING PROGRAM BELOW.

A subsequent Purchase Payment will be invested in the same Portfolio Allocator model as your current investment unless we receive different instructions from you. You should consult with your financial representative to determine if you should update your allocation instructions, DCA target allocation instructions and/or Automatic Asset Rebalancing Program instructions on file when you make a subsequent Purchase Payment.

REBALANCING THE MODELS

You can elect to have your investment in the Portfolio Allocator models rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. If you choose to make investments outside of a Portfolio Allocator model, only those Variable Portfolios within the Portfolio Allocator model you selected will be rebalanced. Investments in other Variable Portfolios not included in the Portfolio Allocator model cannot be rebalanced if you wish to maintain your current Portfolio Allocator model allocations.

Over time, the Portfolio Allocator model you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance and changes in the Variable Portfolio's investment objectives. Therefore, if you do not elect to have your investment in the Portfolio Allocator model rebalanced at least annually, then your investment may no longer be consistent with the Portfolio Allocator model's intended objectives. In addition, your investment goals, financial situation and risk tolerance may change over time. You should consult with your financial representative about how to keep your Portfolio Allocator model's allocations in line with your investment goals. Finally, changes in investment objectives or management of the Underlying Funds in the models may mean that, over time, the models no longer are consistent with their original investment goals.

IMPORTANT INFORMATION ABOUT THE POLARIS PORTFOLIO ALLOCATOR PROGRAM

The Portfolio Allocator models are not intended as investment advice about investing in the Variable Portfolios, and we do not provide investment advice regarding whether a Portfolio Allocator model should be revised or whether it remains appropriate to invest in accordance with any particular Portfolio Allocator model.

The Polaris Portfolio Allocator program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Portfolio Allocator models may have been built. Also, allocation to a single asset class may outperform a model, so that you could have better investment returns investing in a single asset class than in a Portfolio Allocator model. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single asset class. Further, there can be no assurance that any Variable Portfolio chosen for a particular Portfolio Allocator model will perform well or that its performance will closely reflect that of the asset class it is designed to represent.

The Portfolio Allocator models represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the Portfolio Allocator models meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Portfolio Allocator models can be obtained from your financial representative.

POLARIS PORTFOLIO ALLOCATOR MODELS
(EFFECTIVE MAY 1, 2014)

----------------------------------------------------------------------------------------
         VARIABLE PORTFOLIOS            MODEL 1      MODEL 2      MODEL 3      MODEL 4
----------------------------------------------------------------------------------------
 American Funds Global Growth SAST        3.0%         3.0%         4.0%         8.0%
----------------------------------------------------------------------------------------
 American Funds Growth SAST               2.0%         2.0%         2.0%         3.0%
----------------------------------------------------------------------------------------
 American Funds Growth-Income SAST        1.0%         1.0%         1.0%         5.0%
----------------------------------------------------------------------------------------
 Blue Chip Growth                         4.0%         4.0%         5.0%         8.0%
----------------------------------------------------------------------------------------
 Capital Appreciation                     2.0%         3.0%         4.0%         5.0%
----------------------------------------------------------------------------------------
 Corporate Bond                           9.0%         8.0%         7.0%         1.0%
----------------------------------------------------------------------------------------
 Davis Venture Value                      4.0%         4.0%         4.0%         6.0%
----------------------------------------------------------------------------------------
 "Dogs" of Wall Street                    3.0%         3.0%         3.0%         4.0%
----------------------------------------------------------------------------------------
 Emerging Markets                         0.0%         1.0%         2.0%         2.0%
----------------------------------------------------------------------------------------
 Equity Opportunities                     2.0%         3.0%         4.0%         6.0%
----------------------------------------------------------------------------------------
 Foreign Value                            2.0%         3.0%         3.0%         3.0%
----------------------------------------------------------------------------------------
 Global Bond                              4.0%         4.0%         2.0%         2.0%
----------------------------------------------------------------------------------------
 Government and Quality Bond             10.0%         9.0%         7.0%         2.0%
----------------------------------------------------------------------------------------
 Growth-Income                            5.0%         6.0%         7.0%         8.0%
----------------------------------------------------------------------------------------
 High-Yield Bond                          4.0%         3.0%         1.0%         0.0%
----------------------------------------------------------------------------------------
 Invesco V.I. Comstock Fund, Series
  II Shares                               5.0%         6.0%         8.0%         8.0%
----------------------------------------------------------------------------------------
 Invesco V.I. Growth and Income
  Fund, Series II Shares                  6.0%         7.0%         8.0%         8.0%
----------------------------------------------------------------------------------------
 Marsico Focused Growth                   1.0%         2.0%         3.0%         4.0%
----------------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust        8.0%         8.0%         8.0%         8.0%
----------------------------------------------------------------------------------------
 Real Estate                              0.0%         0.0%         0.0%         1.0%
----------------------------------------------------------------------------------------
 Real Return                              9.0%         5.0%         3.0%         0.0%
----------------------------------------------------------------------------------------
 Small & Mid Cap Value                    2.0%         2.0%         2.0%         2.0%
----------------------------------------------------------------------------------------
 Small Company Value                      0.0%         2.0%         2.0%         1.0%
----------------------------------------------------------------------------------------
 Total Return Bond                       14.0%        11.0%        10.0%         5.0%
----------------------------------------------------------------------------------------
                               TOTAL      100%         100%         100%         100%
----------------------------------------------------------------------------------------


The Polaris Portfolio Allocator Models listed above are those that are currently available. The Models are reconfigured from time to time. However, once you invest in a Model, the percentages of your contract value allocated to each Variable Portfolio within a Model will not be changed by us. If you purchased your contract prior to the current allocations of the Models specified above, any subsequent Purchase Payments will be invested in the same Model as your current investment and will not be invested in the Model allocations specified above unless you provide us with specific instructions to do so. You should speak with your financial representative about how to keep the Variable Portfolio allocations in each Model in line with your investment goals over time.

We reserve the right to change the Variable Portfolios and/or allocations to certain Variable Portfolios in each model to the extent that Variable Portfolios are liquidated, substituted, merged or otherwise reorganized.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE POLARIS PORTFOLIO ALLOCATOR PROGRAM AT ANY TIME.

50%-50% COMBINATION MODEL PROGRAM

PROGRAM DESCRIPTION

The 50%-50% Combination Model Program, available at no additional cost, may be offered to you to assist in diversifying your investment across various asset classes. The 50%-50% Combination Model Program allows you to choose from one of the four 50%-50% Combination Models ("Combination Models") designed to assist in meeting your stated investment goals.

Each of the Combination Models allocate 50% of your investment in a Polaris Portfolio Allocator Model and the remaining 50% in a corresponding Managed Allocation Portfolio to attempt to match a stated investment time horizon and risk tolerance. Each Managed Allocation Portfolio is a Fund-of-Funds managed by Ibbotson. The 50% of your investment allocated to the Polaris Portfolio Allocator Model is considered "static" because the composition of the Polaris Portfolio Allocator Model will not be changed by us and is not actively managed. However, the 50% of your investment allocated to the Managed Allocation Portfolio is considered "active" because each Managed Allocation Portfolio is an Underlying Fund that Ibbotson manages in order to maintain the investment objective of the Managed Allocation Portfolio. FOR MORE INFORMATION, PLEASE SEE SEASONS SERIES TRUST AND POLARIS PORTFOLIO ALLOCATOR MODEL PROGRAM ABOVE.

ENROLLING AND INVESTING IN THE COMBINATION MODEL PROGRAM

You may enroll in the Combination Model Program by electing a Combination Model when you purchase your variable annuity or if after contract issue, by contacting our Annuity Service Center. You and your financial representative should determine the Combination Model most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may request to discontinue the use of a Combination Model by providing a written reallocation request, calling our Annuity Service Center or logging into our website.

You may also choose to invest gradually into a Combination Model through the DCA program. PLEASE SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE.

You may only invest in one Combination Model at a time and participation in the Combination Model Program requires that you invest 100% of your initial Purchase Payment and subsequent Purchase Payment(s) in the same Combination Model. If you attempt to split your investment between one or more Combination Models, your investment may no longer be consistent with the Combination Models' intended objectives. Additionally, if you invest in any Variable Portfolios in addition to investing in a Combination Model, such an investment may no longer be consistent with the Combination Models' intended objectives and therefore, will effectively terminate your participation in the program.

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the elected Combination Model unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Combination Model, your investment may no longer be consistent with the Combination Model's intended objectives and therefore, will effectively terminate your participation in the program. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

You can transfer 100% of your investment from one Combination Model to another Combination Model at any time; you will be transferred into the most current model available in your contract. As a result of a transfer, we will automatically update your allocation instructions on file with respect to subsequent Purchase Payments and we will automatically update your Automatic Asset Rebalancing Program instructions to reflect your new investment. PLEASE SEE AUTOMATIC ASSET REBALANCING PROGRAM BELOW.

A subsequent Purchase Payment will be invested in the same Combination Model as your current investment unless we receive different instructions from you. You should consult with your financial representative to determine if you should update your allocation instructions, DCA target allocation instructions, and/or Automatic Asset Rebalancing Program instructions on file when you make a subsequent Purchase Payment.

REBALANCING THE COMBINATION MODELS

You can elect to have your investment in the Combination Models rebalanced quarterly, semi-annually or annually to maintain the target asset allocation among the Variable Portfolios of the Combination Model you selected. If you make such an election to rebalance, both the allocation to the Polaris Portfolio Allocator Model and the Managed Allocation Portfolio will be rebalanced to equal the 50%-50% split discussed above. The investments in the Underlying Funds of each Managed Allocation Portfolio are not rebalanced as part of the Combination Model Program. PLEASE SEE SEASONS SERIES TRUST ABOVE.

Over time, the Combination Model you elect may no longer align with its original investment objective due to the effects of Underlying Fund performance and changes in the Underlying Funds' investment objectives. Therefore, if you do not elect to have your investment in the Combination Model rebalanced at least annually, then your investment may no longer be consistent with the Combination Model's intended objectives. In addition, your investment goals, financial situation and risk tolerance may change over time. You should consult with your financial representative about how to keep your Portfolio Allocator model's allocations in line with your investment goals. Finally, changes in investment objectives or management of the underlying funds in the models may mean that, over time, the models no longer are consistent with their original investment goals.

IMPORTANT INFORMATION ABOUT THE COMBINATION MODEL PROGRAM

The Combination Model Program is not intended as ongoing or personalized advice about investing in the Variable Portfolios. We do not provide investment advice regarding whether a Combination Model should be selected or rebalanced or whether it remains appropriate for any individual to invest in accordance with any particular Combination Model as your investment needs change. The Combination Model Program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Combination Model may have been built. Also, allocation to a single asset class may outperform a Combination Model, so that you could have better investment returns investing in a single asset class than in a Combination Model. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single asset class. Further, there can be no assurance that any Variable Portfolio chosen for a particular Combination Model will perform well or that its performance will closely reflect that of the asset class it is designed to represent.

The Combination Models represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the Combination Models meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning a specific Combination Model can be obtained from your financial representative.

Below are the Combination Models available for election.

--------------------------------------------------------------
 50%-50% COMBINATION
        MODEL          50% ALLOCATION TO:  50% ALLOCATION TO:
--------------------------------------------------------------
          1             Polaris Portfolio  Managed Allocation
                        Allocator Model 1       Balanced
--------------------------------------------------------------
          2             Polaris Portfolio  Managed Allocation
                        Allocator Model 2       Moderate
--------------------------------------------------------------
          3             Polaris Portfolio  Managed Allocation
                        Allocator Model 3    Moderate Growth
--------------------------------------------------------------
          4             Polaris Portfolio  Managed Allocation
                        Allocator Model 4        Growth
--------------------------------------------------------------


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE COMBINATION MODEL PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies described below, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts by telephone (800) 445-7862, through the Company's website (www.aig.com/annuities), by U.S. Mail addressed to our Annuity Service Center, P.O. Box 15570,

Amarillo, Texas 79105-5570 or by facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

We cannot guarantee that we will be able to accept telephone, fax and/or internet transfer instructions at all times. Any telephone, fax or computer system, whether it is yours, your broker-dealer's, or ours, can experience outages or delays for a variety of reasons and may prevent our processing of your transfer request. We reserve the right to modify, suspend or terminate telephone, fax and/or internet transfer privileges at any time. If telephone, fax and/or internet access is unavailable, you must make your transfer request in writing by U.S. Mail to our Annuity Service Center.

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.

You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio or Fixed Account after a transfer, that amount must be transferred as well.

There is no charge for your first 15 transfers. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in frequent trading or trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

The first 15 transfers in a rolling 12-month look-back period ("12-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 15th transfer in a 12-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 15th transfer in a 12-Month Rolling Period, all transfers must be submitted by United States Postal Service first-class mail ("U.S. Mail") for 12-months following the date of the 15th transfer ("Standard U.S. Mail Policy").

For example, if you made a transfer on August 16, 2013 and within the previous twelve months (from August 17, 2012 forward) you made 15 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2013 must be submitted by U.S. Mail (from August 17, 2013 through August 16,
2014).

U.S. Mail includes any postal service delivery method that offers delivery no sooner than United States Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard

U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request; (4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are modified, suspended or terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all Owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares which may be more or less restrictive than ours. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Automatic Asset Rebalancing typically involves shifting portions of your money into and out of investment options so that the resulting allocations are consistent with your current investment instructions. Under the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if available, periodically rebalanced to return your allocations to the percentages given at your last instructions for no additional charge. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.

If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make such transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if available, resulting from your transfer which will replace any previous rebalancing instructions you may have provided ("Default Rebalancing Instructions"). You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.

If you elect an optional Living Benefit, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. In addition, any amount of your investment allocated to the Secure Value Account cannot be rebalanced. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

RETURN PLUS PROGRAM

The Return Plus program, available only if we are offering multi-year Fixed Accounts and available for no additional charge, allocates your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.

     EXAMPLE OF RETURN PLUS PROGRAM:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the 3-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You can access money in your contract by making a systematic, partial, or total withdrawal (surrender), and/or by receiving annuity income payments during the Income Phase. PLEASE SEE ANNUITY INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

We deduct a withdrawal charge applicable to any partial or total withdrawal made before the end of the withdrawal charge period.

If you have elected an Optional Living Benefit and you take the Maximum Annual Withdrawal Amount, you may still take an additional amount under the Free Withdrawal provision without incurring a withdrawal charge. However, that additional amount will be treated as an Excess Withdrawal for purposes of calculating your Income Base and future income payments. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

FREE WITHDRAWAL AMOUNT

Your contract provides for a free withdrawal amount each year. A free withdrawal amount, as defined below, is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge at the time of the withdrawal if it is taken during the withdrawal charge period. The free withdrawal amount does not reduce the basis used to calculate future annual free withdrawals and withdrawal charges. As a result, if you surrender your contract in the future while withdrawal charges are still applicable, you will not receive the benefit of any previous free withdrawals upon a full surrender for the purpose of calculating the withdrawal charge.

Withdrawals of Purchase Payments made prior to the end of the withdrawal charge schedule that are in excess of your free withdrawal amount will result in a withdrawal charge. Before purchasing this contract, you should consider the effect of withdrawal charges on your investment if you need to withdraw more money than the annual free withdrawal amount during the withdrawal charge period. You should fully discuss this decision with your financial representative.

When you make a partial withdrawal, we deduct it from any remaining annual free withdrawal amount first, next from remaining Purchase Payments on a first-in, first-out basis, and then from any remaining contract value. This means that you can also access your Purchase Payments that are no longer subject to withdrawal charges before those Purchase Payments that are still subject to withdrawal charges.

Your annual free withdrawal amount is the greater of:

     1) 10% of remaining Purchase Payments not yet withdrawn each contract year, and still subject to withdrawal charges; or

     2) The Maximum Annual Withdrawal Amount not yet withdrawn each contract year, if you elected a Living Benefit.

If you are taking required minimum distributions ("RMD") applicable to this contract only, current Company practice is to waive any withdrawal charges applicable to those withdrawals.

The annual amounts withdrawn free of a withdrawal charge do not reduce the amount you invested for purposes of calculating the withdrawal charges (total Purchase Payments still subject to withdrawal charges). As a result, if you surrender your contract in the future while withdrawal charges are still applicable, any previous annual free withdrawal amount in the current contract year would then be subject to applicable withdrawal charges. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn may also be withdrawn free of a withdrawal charge at any time. If, in any contract year, you choose to take less than the full 10% free withdrawal amount, as described above, or the Maximum Annual Withdrawal Amount, if allowed under the Living Benefit you elected, then you may not carry over the unused amount as an annual free withdrawal in subsequent years.

We calculate charges upon surrender of the contract on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the number of years the Purchase Payment has been in the contract at the time of the withdrawal. PLEASE SEE EXPENSES BELOW. For the purpose of calculating the withdrawal charge if you are surrendering your contract, any prior free withdrawal amount in the current contract year is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no subsequent Purchase Payments and no election of optional features. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract. We will apply the following calculation:

A-(B x C)=D, where:
    A=Your contract value at the time of your request for withdrawal ($90,000) B=The amount of your Purchase Payments still subject to withdrawal charge
      ($100,000)
    C=The withdrawal charge percentage applicable to the age of each Purchase
      Payment (assuming 6% is the applicable percentage) [B x C=$6,000]
    D=Your full contract value ($84,000) available for total withdrawal

If you surrender your contract, we may also deduct any premium taxes, if applicable. PLEASE SEE EXPENSES BELOW.

Under most circumstances, the minimum amount you can withdraw is $1,000. We require that the value left in any Variable Portfolio or available Fixed Account be at least $100 after the withdrawal, and your total contract value must be at least $2,500. The request for withdrawal must be in writing and sent to the Annuity Service Center. For withdrawals of $500,000 and more, a signature guarantee is generally required at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. In the event that a proportionate partial withdrawal would cause the value of any Variable Portfolio or Fixed Account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners; (5) we are on notice that this contract is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $2,500 remaining in your contract at all times, or withdrawals may be discontinued. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. A withdrawal charge may apply if the amount of the periodic withdrawals in any year exceeds the free withdrawal amount permitted each year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND SEE EXPENSES BELOW.

Please contact our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on certain withdrawals prior to the Annuity Date. The waiver applies only to withdrawals made during the confinement period while you are in a nursing home or within 90 days after you leave the nursing home. You cannot use this waiver during the first 90 days after your contract is issued. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract. We will only waive the withdrawal charges on withdrawals or surrenders paid directly to the contract owner, and not to a third party or other financial services company.

In order to use this waiver, you must submit with your withdrawal request to the Annuity Service Center, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and (3) a bill from the nursing home which shows that you met the 60-day confinement requirement. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW FOR STATE SPECIFIC INFORMATION REGARDING THE AVAILABILITY OF THE NURSING HOME WAIVER.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if your contract value is less than $2,500 as a result of withdrawals and/or fees and charges. We will provide you with 60 days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

If you elected an optional Living Benefit, withdrawals taken under the parameters of the feature that reduce contract value below the minimum contract value will not terminate your contract. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OVERVIEW OF LIVING BENEFITS

The optional Living Benefits are designed to help you create a guaranteed income stream based on a series of withdrawals you may take from your contract that may last as long as you live, or as long as you and your spouse live. As long as you take these withdrawals within the parameters of the Living Benefit, you may receive a guaranteed income stream for life even if the entire contract value has been reduced to zero. Alternatively, you should know that you may also receive annuity income payments for life if you annuitize your contract. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

You may elect one of the optional Living Benefits, all of which are guaranteed minimum withdrawal benefits, for an additional fee. Living Benefits may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. You may never need to rely on this protection as the benefit's value is dependent on your contract's performance, your withdrawal activity and your longevity. Though the optional Living Benefits offer additional protections, the additional fee associated with the benefits has the impact of reducing the net investment return.

Please read carefully the more detailed description of each Living Benefit following the summary for information regarding how the benefit works, its availability, applicable restrictions, fees and additional considerations. YOU SHOULD CONSIDER EACH LIVING BENEFIT THOROUGHLY AND UNDERSTAND IT COMPLETELY BEFORE DECIDING TO ELECT A LIVING BENEFIT.

Below is a summary of the key features of the two optional Living Benefits offered in your contract followed by a glossary of defined terms used to describe the Living Benefits.

POLARIS INCOME PLUS(R) offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the contract's highest Anniversary Value, or an annual Income Credit. If you elect Polaris Income Plus, you may choose from Income Options 1, 2 or 3.

The annual 6% Income Credit is an amount we may add to the Income Base each year for the first 12 Benefit Years. The 6% Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Income Base and not greater than the Maximum Annual Withdrawal Amount applicable to the income option you elected, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. After the first 12 years, only the highest Anniversary Value increase may be available. In addition, if you do not take any withdrawals during the first 12 years, you will be eligible for the Minimum Income Base on the 12th Benefit Year Anniversary. The Minimum Income Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

POLARIS INCOME BUILDER(R) offers guaranteed lifetime income and the opportunity to increase income by locking in the greater of either the contract's highest Anniversary Value, or an annual Income Credit.

The annual 6% Income Credit is an amount we may add to the Income Base each year for the first 12 Benefit Years. The 6% Income Credit is only available in years when no withdrawals are taken. After the first 12 years, only the highest Anniversary Value increase may be available. In addition, if you do not take any withdrawals during the first 12 years, you will be eligible for the Minimum Income Base on the 12th Benefit Year Anniversary. The Minimum Income Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

GENERAL INFORMATION APPLICABLE TO ALL LIVING BENEFITS

The "SunAmerica Income Plus" Living Benefit was renamed "Polaris Income Plus" and the "SunAmerica Income Builder" Living Benefit was renamed "Polaris Income Builder" for contracts issued January 23, 2012 and after. All references in the prospectus to the "SunAmerica Income Plus" and "SunAmerica Income Builder" Living Benefits have been changed accordingly.

You must invest in accordance with investment requirements outlined below.

Living Benefits may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The Living Benefits guarantee that only certain Purchase Payments received during the first contract year are included in the Income Base.

These optional Living Benefits are designed for individuals and spouses. Thus, if a contract is jointly owned by non-spousal joint Owners (which can include Domestic Partners) and either Owner dies, the surviving Owner must make an election in accordance with the death benefit provisions of the contract in compliance with the IRC, which terminates the Living Benefit. PLEASE SEE DEATH BENEFITS BELOW. Accordingly, the surviving Owner may not receive the full benefit of the Living Benefit.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the Living Benefit is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

LIVING BENEFIT DEFINED TERMS

ANNIVERSARY VALUE
The contract value on any Benefit Year Anniversary minus any Ineligible Purchase Payments (defined below). The Continuation Contribution, if applicable, is included in the calculation of Anniversary Values. PLEASE SEE SPOUSAL CONTINUATION BELOW.

BENEFIT EFFECTIVE DATE
The date the Living Benefit is elected. The Benefit Effective Date is the same as the contract issue date.

BENEFIT QUARTER
Each consecutive 3 month period starting on the Benefit Effective Date.

BENEFIT QUARTER ANNIVERSARY
The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following day.

BENEFIT YEAR
Each consecutive one year period starting on the Benefit Effective Date.

BENEFIT YEAR ANNIVERSARY
The date on which each Benefit Year begins.

CONTRACT YEAR
Each consecutive one year period starting on the contract issue date.

COVERED PERSON(S)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.

ELIGIBLE PURCHASE PAYMENTS
Eligible Purchase Payments are 100% of the Purchase Payments made in the first contract year and are included in the calculation of the Income Base and the Income Credit Base. The calculation of Eligible Purchase Payments does not include Income Credits or the Continuation Contribution, if applicable. However, the Continuation Contribution, if applicable, is included in the calculation of Anniversary Values. Total Purchase Payments are limited to the Purchase Payments Limit without prior Company approval.

EXAMPLE: If you made a $100,000 Purchase Payment in contract year 1, the total maximum Eligible Purchase Payment is $100,000. Eligible Purchase Payments will not include additional Purchase Payments made in contract years 2 and after.

EXCESS WITHDRAWAL
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year which exceeds the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable. This withdrawal may include, but is not limited to, any withdrawal in a Benefit Year taken after the maximum amount allowed. An Excess Withdrawal will cause the Income Base, Income Credit Base, if applicable, and the Maximum Annual Withdrawal Amount to be recalculated.

INCOME BASE
The Income Base is used to determine the fee and the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable. The Income Base is also used to determine the amount paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero.

INCOME CREDIT
An amount that may be added to the Income Base during the Income Credit Period as shown in the following table:

------------------------------------------------------------------------------------
                            INCOME CREDIT
                                (AS A
                            PERCENTAGE OF
                                 THE
         OPTIONAL           INCOME CREDIT                    INCOME
      LIVING BENEFIT            BASE)                  CREDIT AVAILABILITY
------------------------------------------------------------------------------------
  Polaris Income Plus             6%          Available during the first 12 Benefit
                                            Years -- the Income Credit is REDUCED in
                                                   years withdrawals are taken
------------------------------------------------------------------------------------
  Polaris Income Builder          6%          Available during the first 12 Benefit
                                            Years -- the Income Credit is ELIMINATED
                                                in years any withdrawal is taken
------------------------------------------------------------------------------------


INCOME CREDIT BASE
The Income Credit Base is used solely as a basis for calculating the Income Credit during the Income Credit Period.

INCOME CREDIT PERIOD
The period of time over which we calculate the Income Credit, which is the first 12 Benefit Years.

INELIGIBLE PURCHASE PAYMENTS
Purchase Payments received after the 1st contract year, as discussed under "ELIGIBLE PURCHASE PAYMENTS" above.

INVESTMENT REQUIREMENTS
We will allocate a certain percentage of every Purchase Payment and Continuation Contribution, if any, to the Secure Value Account. The remaining amount of every Purchase Payment and Continuation Contribution, if any, must be allocated by you in accordance with the investment options outlined below.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT
The maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero without reducing the Income Base and the Income Credit Base, if applicable.

MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE
The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year while the contract value is greater than zero.

MINIMUM INCOME BASE
The guaranteed minimum amount equal to 200% of the first Benefit Year's Eligible Purchase Payments to which the Income Base will be increased on the 12th Benefit year Anniversary provided no withdrawals are taken before the 12th Benefit Year Anniversary.

PROTECTED INCOME PAYMENT
The amount to be paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero but the Income Base is still greater than zero or if the Latest Annuity Date has been reached.

PROTECTED INCOME PAYMENT PERCENTAGE
The percentage used to determine the Protected Income Payment.

POLARIS INCOME PLUS AND POLARIS INCOME BUILDER

How do Polaris Income Plus and Polaris Income Builder work?

Both Living Benefits lock in the greater of two values to determine the Income Base. The Income Base is the basis for the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. The Income Base is initially equal to the first Eligible Purchase Payment. While the Income Base is greater than zero, the Income Base is automatically locked in on each Benefit Year Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the current Income Base increased by any available Income Credit.

There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Year Anniversary, the Income Base will be at least 200% of your first Benefit Year's Eligible Purchase Payments ("Minimum Income Base"). PLEASE SEE "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE INCREASED?" BELOW.

What determines the amount I can receive each year?

The amount that you receive depends on which Living Benefit you have elected, the income option you have elected, whether there are one or two Covered Person(s), the age of the Covered Person(s) at the time of the first withdrawal and whether your contract value is greater than or equal to zero. You must choose a feature and income option, if applicable, at the time you purchase your contract and your election may not be changed thereafter. Please see the table below for the income options available to you. If you purchased your contract through certain broker-dealers, all income options may not be available to you.

While the contract value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base or Income Credit Base, if applicable. The Maximum Annual Withdrawal Percentage differs depending on whether there are one or two Covered Person(s), the age of the Covered Person(s) at the time of first withdrawal and the income option elected.

If your contract value has been reduced to zero or the Latest Annuity Date is reached, the Protected Income Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). The Protected Income Payment Percentage differs depending on (1) the income option you elected, (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal and (4) for those taking withdrawals before age 65, if applicable under the income option elected, whether a highest Anniversary Value is attained after the Covered Person(s)' 65th birthday. PLEASE SEE "WHAT HAPPENS IF THE CONTRACT VALUE IS REDUCED TO ZERO WHILE THE INCOME BASE IS GREATER THAN ZERO?" AND "WHAT HAPPENS TO MY LIVING BENEFIT UPON THE LATEST ANNUITY DATE?" BELOW.

--------------------------------------------------------------------------------
                                POLARIS         POLARIS         POLARIS
 NUMBER OF COVERED PERSONS    INCOME PLUS     INCOME PLUS     INCOME PLUS
 AND AGE OF COVERED PERSON      INCOME          INCOME          INCOME
   AT FIRST WITHDRAWAL*        OPTION 1        OPTION 2        OPTION 3
--------------------------------------------------------------------------------
 One Covered Person (Age
 64 and Younger)              5.0% / 3.0%**   5.0% / 3.0%**  3.75% / 3.75%
--------------------------------------------------------------------------------
 One Covered Person (Age
 65 and Older)                5.5% / 4.0%     6.5% / 3.0%     5.0% /  5.0%
--------------------------------------------------------------------------------
 Two Covered Persons (Age
 64 and Younger)              4.5% / 3.0%***  4.5% / 3.0%*** 3.25% / 3.25%
--------------------------------------------------------------------------------
 Two Covered Persons (Age
 65 and Older)                5.0% / 4.0%     6.0% / 3.0%     4.5% /  4.5%
--------------------------------------------------------------------------------



------------------------------------------
 NUMBER OF COVERED PERSONS
 AND AGE OF COVERED PERSON  POLARIS INCOME
   AT FIRST WITHDRAWAL*         BUILDER
------------------------------------------
 One Covered Person (Age
 65 and Older)               5.5% / 5.25%
------------------------------------------
 Two Covered Persons (Age
 65 and Older)               5.0% / 4.75%
------------------------------------------


       THE FIRST PERCENTAGE REPRESENTS THE MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE AND THE SECOND PERCENTAGE REPRESENTS THE PROTECTED INCOME PAYMENT PERCENTAGE FOR EACH OF THE OPTIONS SHOWN.

    * If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of Two Covered Persons.

   ** If One Covered Person is elected, the Protected Income Payment Percentage is 4.0% if the Income Base is increased to a new highest Anniversary Value on or after the Covered Person's 65th birthday.

   *** If Two Covered Persons are elected, the Protected Income Payment
       Percentage is 4.0% if the Income Base is increased to a new highest Anniversary Value on or after the younger Covered Person's 65th birthday.

We reserve the right to modify the rates referenced above at any time for prospectively issued contracts.

Are there investment requirements if I elect a Living Benefit?

Yes, you must allocate your assets, including Purchase Payments and the Continuation Contribution, if any, to a combination of the Secure Value Account and Variable Portfolios as detailed below.

With respect to amounts allocated to the Secure Value Account, the crediting interest rate will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the living benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. You may not reallocate your money in the Secure Value Account to a DCA or Fixed Account, if available or to the Variable Portfolios at any time unless the Living Benefit is cancelled.

You may use available DCA Fixed Accounts to invest your target allocations in accordance with the investment requirements.

INVESTMENT REQUIREMENTS FOR POLARIS INCOME PLUS INCOME OPTION 1, 2 OR 3 AND POLARIS INCOME BUILDER

If you elect Polaris Income Plus Income Option 1, 2 or 3 or Polaris Income Builder, you must allocate your assets in accordance with A, B or C:

----------------------------------------------------------------------------------------------

-----------
     A      20% Secure Value      40% SunAmerica Dynamic Allocation Portfolio; and
            Account                40% SunAmerica Dynamic Strategy Portfolio
----------------------------------------------------------------------------------------------
     B      20% Secure Value      30% SunAmerica Dynamic Allocation Portfolio;
            Account                30% SunAmerica Dynamic Strategy Portfolio;
                                   6% VCP Managed Asset Allocation SAST Portfolio;
                                   7% VCP Total Return Balanced Portfolio; and
                                   7% VCP Value Portfolio
----------------------------------------------------------------------------------------------
     C      20% Secure Value      Up to 80% in one or more of the following Variable
            Account                Portfolios, except as otherwise noted:

                                    Cash Management
                                    Corporate Bond
                                    Global Bond
                                    Government and Quality Bond
                                    Real Return
                                    Total Return Bond
                                    SunAmerica Dynamic Allocation Portfolio
                                    SunAmerica Dynamic Strategy Portfolio
                                    VCP Managed Asset Allocation SAST Portfolio*
                                    VCP Total Return Balanced Portfolio*
                                    VCP Value Portfolio*

                                   * You may invest up to a maximum of 10% in each of these
                                     Variable Portfolios.
----------------------------------------------------------------------------------------------




How do my investment requirements impact my feature and contract?

Before you elect a Living Benefit, you and your financial representative should carefully consider whether the investment requirements associated with the Living Benefits meet your investment objectives and risk tolerance.

The investment requirements may reduce the need to rely on the guarantees provided by these Living Benefits because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively.

Your allocation instructions must comply with the investment requirements, described above, for the amount not invested in the Secure Value Account accompanying any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account in order for your application or subsequent Purchase Payment(s) allocation instructions to be considered in Good Order. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.

We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations of the investment options.

REBALANCING AND INVESTMENT REQUIREMENTS

We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.

Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer ("Default Rebalancing Instructions") which will replace any previous rebalancing instructions you may have provided.

If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center. PLEASE SEE AUTOMATIC ASSET REBALANCING PROGRAM ABOVE.

We will not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program.

What are the factors used to calculate Polaris Income Plus and Polaris Income Builder?

The benefit offered by Polaris Income Plus and Polaris Income Builder is calculated by considering the factors described below.

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS. It is important to note that only Purchase Payments made during the first contract year are taken into consideration in determining the Eligible Purchase Payments. If you anticipate that you will be making Purchase Payments after the first contract year, you should know that those Purchase Payments will not be included in the calculation of the Eligible Purchase Payments and Anniversary Values.

SECOND, we consider the INCOME CREDIT PERIOD. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Benefit Effective Date and ends 12 years later.

THIRD, we determine the ANNIVERSARY VALUE which equals your contract value on any Benefit Year Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; and (2) Eligible Purchase Payments.

FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. The Income Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals. If you do not take any withdrawals before the 12th Benefit Year Anniversary, the Income Base will be increased to at least the MINIMUM INCOME BASE on the 12th Benefit Year Anniversary. The Minimum Income Base is equal to 200% of your first Benefit Year's Eligible Purchase Payments.

FIFTH, we determine the INCOME CREDIT BASE which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the first Eligible Purchase Payment. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

SIXTH, we determine the INCOME CREDIT.

If you elect POLARIS INCOME PLUS, the Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base on each Benefit Year Anniversary during the Income Credit Period. The Income Credit Percentage is REDUCED BUT NOT ELIMINATED in any Benefit Year in which cumulative withdrawals during the preceding Benefit Year are less than 6% of the Income Base and not greater than the Maximum Annual Withdrawal Amount applicable to the income option you elected.

For example, if you elected Polaris Income Plus Income Option 1 for one Covered Person and take cumulative withdrawals that are equal to 4% of the Income Base in the preceding Benefit Year, the Income Credit Percentage on the Benefit Year Anniversary is reduced from 6% to 2%. However, if you take cumulative withdrawals in the preceding Benefit Year that are equal to or greater than the Maximum Annual Withdrawal Amount applicable to the income option you elected, the Income Credit Percentage for that Benefit Year Anniversary is equal to zero. For example, if you elected two Covered Persons and take cumulative withdrawals that are equal to 6.6% of the Income Base in the preceding Benefit Year, the Income Credit Percentage on the Benefit Year Anniversary is reduced to zero because the withdrawal is in excess of the Maximum Annual Withdrawal Amount applicable to two Covered Persons.

If you elect POLARIS INCOME BUILDER, the Income Credit is equal to 6% of the Income Credit Base, on each Benefit Year Anniversary during the Income Credit Period. The Income Credit may only be added to the Income Base if NO WITHDRAWALS ARE TAKEN in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Income Base on your second Benefit Year Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Income Base on your third Benefit Year Anniversary.

SEVENTH, we determine the MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base and the Income Credit Base, if applicable. If your contract value is reduced to zero but your Income Base is greater than zero, the PROTECTED INCOME PAYMENT PERCENTAGE represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).

The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by three factors: 1) whether there is one or two Covered Person(s); 2) the age of the Covered Person(s) at the time of first withdrawal; and 3) the income option elected. Additionally, if applicable to the income option you elect, the Protected Income Payment Percentage may differ depending on whether withdrawals are taken before age 65 and if a new highest Anniversary Value is achieved on or after the Covered Person(s) 65th birthday.

Please see the table under "WHAT DETERMINES THE AMOUNT I CAN RECEIVE EACH YEAR?" above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.

EIGHTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero but your Income Base is greater than zero, the PROTECTED INCOME PAYMENT is determined by multiplying the Income Base by the applicable Protected Income Payment Percentage.

FINALLY, we determine the EXCESS WITHDRAWALS, PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON POLARIS INCOME PLUS AND POLARIS INCOME BUILDER?" BELOW.

How can the Income Base and Income Credit Base be increased?

On each Benefit Year Anniversary, the Income Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Income Base plus the Income Credit, if any. In addition, the Income Base will be at least the Minimum Income Base on the 12th Benefit Year Anniversary provided no withdrawals have been taken before that anniversary.

On each Benefit Year Anniversary during the Income Credit Period, the Income Credit Base is automatically increased to the highest Anniversary Value, if the Income Base is increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Income Base.

Increases to your Income Base and Income Credit Base occur on Benefit Year Anniversaries while the contract value is greater than zero. However, Eligible Purchase Payments increase your Income Base and Income Credit Base at the time they are received. SINCE HIGHEST ANNIVERSARY VALUES ARE DETERMINED ONLY ON THE BENEFIT YEAR ANNIVERSARIES, YOUR INCOME BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR CONTRACT VALUE IS HIGHER ON DAYS OTHER THAN THE BENEFIT YEAR ANNIVERSARIES.

If the contract value has been reduced to zero, the Income Base will no longer be recalculated on each Benefit Year Anniversary. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON POLARIS INCOME PLUS AND POLARIS INCOME BUILDER?" BELOW.

How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?

INCREASES IN THE INCOME BASE

During the first Contract Year which Eligible Purchase Payments are allocated to your contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Income Base is increased on a Benefit Year Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year Anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage.

DECREASES IN THE INCOME BASE

Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, you will not be eligible for an Income Credit in that Benefit Year. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON POLARIS INCOME PLUS AND POLARIS INCOME BUILDER?" BELOW.

What are the effects of withdrawals on Polaris Income Plus and Polaris Income Builder?

The Maximum Annual Withdrawal Amount, the Income Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year Anniversary, your Income Base is not eligible to be at least the Minimum Income Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

The impact of withdrawals on specific factors is further explained below:

     INCOME BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base and Income Credit Base could be more or less than a dollar-for-dollar reduction.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

     PROTECTED INCOME PAYMENT: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. PLEASE SEE "WHAT HAPPENS IF THE CONTRACT VALUE IS REDUCED TO ZERO WHILE THE INCOME BASE IS GREATER THAN ZERO?" BELOW.

All withdrawals from the contract, including withdrawals taken under these Living Benefits, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. In addition, withdrawals under these Living Benefits will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. Partial withdrawals under these Living Benefits must be deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND EXPENSES BELOW.

What is the fee for Polaris Income Plus and Polaris Income Builder?

The fee for Polaris Income Plus and Polaris Income Builder is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE SPECIFIC INFORMATION REGARDING THE ASSESSMENT OF THE FEE. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:

----------------------------------------------------------------------------
                                                                   MAXIMUM
                                                                 ANNUALIZED
                                                                  FEE RATE
                                                                 DECREASE OR
                                                                  INCREASE
                         INITIAL       MAXIMUM       MINIMUM        EACH
      NUMBER OF        ANNUAL FEE    ANNUAL FEE    ANNUAL FEE      BENEFIT
   COVERED PERSONS        RATE          RATE          RATE        QUARTER*
----------------------------------------------------------------------------
 One Covered Person       1.10%         2.20%         0.60%       +/-0.25%
----------------------------------------------------------------------------
 Two Covered Persons      1.35%         2.70%         0.60%       +/-0.25%
----------------------------------------------------------------------------


* The quarterly fee rate will not decrease or increase by more than 0.0625% each quarter (0.25% / 4).

Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract. PLEASE SEE APPENDIX C -- FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME PLUS AND POLARIS INCOME BUILDER FEE.

The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.

Due to the investment requirements associated with the election of a Living Benefit, a portion of your assets may be invested in the SunAmerica Dynamic Allocation Portfolio, SunAmerica Dynamic Strategy Portfolio, VCP Managed Asset Allocation SAST Portfolio, VCP Total Return Balanced Portfolio or VCP Value Portfolio. Each of these Variable Portfolios utilize an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the market is in a prolonged state of higher volatility, your fee rate may be increased and each of these Variable Portfolios may decrease its exposure to equity markets, thereby reducing the likelihood that you will achieve a higher Anniversary Value. Similarly, when the market is in a prolonged state of lower volatility, your fee rate may be decreased and each of these Variable Portfolios may increase its exposure to equity markets.

Since the fee rate is assessed against the Income Base, an increase in the Income Base due to an addition of an Income Credit, attaining a new highest Anniversary Value or an addition of subsequent Eligible Purchase Payments will result in an increase to the amount of the fee you pay, assuming that the annual fee rate has not decreased as described above. Please note that this means the addition of an Income Credit will lead to paying a higher fee in any given period than without the addition of the Income Credit, and in certain instances, the value of the Income Credit may be more than offset by the amount of the fee. You will be assessed a non-refundable fee each quarter regardless of whether or not you take any withdrawals.

If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.

What happens if the contract value is reduced to zero while the Income Base is greater than zero?

If the contract value is reduced to zero but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR CONTRACT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH THE LIVING BENEFIT WILL TERMINATE.

If your contract value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract. In addition, an Income Credit is not available if the contract value is reduced to zero, even if a benefit remains payable.

When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:

     1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     2. Any option mutually agreeable between you and us.

Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.

When and how may I elect a Living Benefit?

You may elect a Living Benefit at the time of contract issue (the "Benefit Effective Date"). You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse, the "Covered Person(s)." If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect the Living Benefit, the Covered Persons must meet the age requirements. The age requirements vary depending on the type of contract and the number of Covered Persons. The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirements for those features in order to elect them.

POLARIS INCOME PLUS -
IF YOU ELECT ONE COVERED PERSON:

---------------------------------------------------------------------
                                       COVERED PERSON
                       ----------------------------------------------
                        MINIMUM AGE              MAXIMUM AGE
---------------------------------------------------------------------
      One Owner              45                      80
---------------------------------------------------------------------
   Joint Owners(1)           45                      80
---------------------------------------------------------------------


POLARIS INCOME PLUS -
IF YOU ELECT TWO COVERED PERSONS:

----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                        MINIMUM AGE      MAXIMUM AGE      MINIMUM AGE      MAXIMUM AGE
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
   Joint Owners(2)           45               80               45               85
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
      One Owner
    with Spousal             45               80               45             N/A(3)
     Beneficiary
----------------------------------------------------------------------------------------
     QUALIFIED:
      One Owner
    with Spousal             45               80               45             N/A(3)
     Beneficiary
----------------------------------------------------------------------------------------


POLARIS INCOME BUILDER -
IF YOU ELECT ONE COVERED PERSON:

---------------------------------------------------------------------
                                       COVERED PERSON
                       ----------------------------------------------
                        MINIMUM AGE              MAXIMUM AGE
---------------------------------------------------------------------
      One Owner              65                      80
---------------------------------------------------------------------
   Joint Owners(1)           65                      80
---------------------------------------------------------------------


POLARIS INCOME BUILDER -
IF YOU ELECT TWO COVERED PERSONS:

----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                        MINIMUM AGE      MAXIMUM AGE      MINIMUM AGE      MAXIMUM AGE
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
   Joint Owners(2)           65               80               65               85
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
      One Owner
    with Spousal             65               80               65             N/A(3)
     Beneficiary
----------------------------------------------------------------------------------------
     QUALIFIED:
      One Owner
    with Spousal             65               80               65             N/A(3)
     Beneficiary
----------------------------------------------------------------------------------------


(1) Based on the age of the older Owner.

(2) Based on the age of the younger Joint Owner.

(3) The age requirement is based solely on the single owner for purposes of issuing the contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?

As the original owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal.

Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount will be considered an Excess Withdrawal. IF YOU MUST TAKE RMD FROM THIS CONTRACT AND WANT TO ENSURE THAT THESE WITHDRAWALS ARE NOT CONSIDERED EXCESS WITHDRAWALS, YOUR WITHDRAWALS MUST BE SET UP ON THE SYSTEMATIC WITHDRAWAL PROGRAM FOR RMDS ADMINISTERED BY OUR ANNUITY SERVICE CENTER.

We will provide RMD favorable treatment, once each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by us. Therefore, if you are transferring from another company and are already 70 1/2, you should take the current tax year's RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning 70 1/2, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of age 70 1/2, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.

If you have elected Polaris Income Plus and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Income Base, an Income Credit will be included in determining any Income Base increase in that Benefit Year.

If you have elected Polaris Income Builder, no Income Credit will be included in the calculation of the Income Base when an RMD is taken.

What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person?

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

     2. Continue the contract if the contract value is greater than zero, without the Living Benefit and its corresponding fee.

What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons?

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

     2. Continue the contract with the Living Benefit and its corresponding fee.

The components of the Living Benefit in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. PLEASE SEE "HOW DO POLARIS INCOME PLUS AND POLARIS INCOME BUILDER WORK?" ABOVE.

If spousal continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for highest Anniversary Value or if applicable, any Income Credit during the Income Credit Period, while the contract value is greater than zero. The Continuing Spouse is also eligible to receive the Minimum Income Base on the 12th Benefit Year Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Benefit Effective Date.

Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit. PLEASE SEE DEATH BENEFITS BELOW.

What happens to my Living Benefit upon the Latest Annuity Date?

If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you begin the Income Phase and therefore, you must select one of the following annuity income options:

     1. Annuitize the contract value under the contract's annuity provisions (please see ANNUITY INCOME OPTIONS below); or

     2. Annuitize the contract and elect to receive the current Maximum Annual Withdrawal Amount as of the Latest Annuity Date for a fixed period while you are alive. The fixed period is determined by dividing the contract value on the Latest Annuity Date by the Maximum Annual Withdrawal Amount. Any applicable Premium Taxes will be deducted from the contract value prior to determining the fixed period. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base as of the Latest Annuity Date by the applicable Protected Income Payment Percentage, paid until the death(s) of the Covered Person(s). The Maximum Annual Withdrawal Amount fixed period payments and the subsequent Protected Income Payments will be divided equally on a monthly, quarterly, semi-annual or annual frequency, as selected by you.

     3. Any annuity income option mutually agreeable between you and us.

Once you begin the Income Phase by electing one of the annuity income payment options above, the Income Base will no longer be adjusted either for highest Anniversary Values or additional Income Credits.

If you do not elect an option listed above, on the Latest Annuity Date, we will annuitize the contract value in accordance with Option 2 above.

Can I elect to cancel my Living Benefit?

The Living Benefit may not be cancelled by you prior to the 5th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.

---------------------------------------------------------
  CANCELLATION
     REQUEST                   CANCELLATION
    RECEIVED                  EFFECTIVE DATE
---------------------------------------------------------
    Years 1-5          5th Benefit Year Anniversary
---------------------------------------------------------
     Years 5+      Benefit Quarter Anniversary following
                  the receipt of the cancellation request
---------------------------------------------------------


Once cancellation is effective, the guarantees under the Living Benefits are terminated. In addition, the investment requirements for the Living Benefits will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation.

If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. Upon the cancellation effective date of the Living Benefit, there will be one final fee applicable to the Benefit Quarter in which the cancellation occurs, on the same Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.

What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel Polaris Income Plus or Polaris Income Builder?

Amounts allocated to the Secure Value Account will be automatically transferred to the 1-Year Fixed Account, if available. If the 1-Year Fixed Account is not available in the state in which your contract was issued, amounts will be transferred to the Cash Management Variable Portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee. Purchase Payments will no longer be allocated to the Secure Value Account after cancellation.

The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of the Polaris Income Plus or Polaris Income Builder. Amounts transferred from the Secure Value Account into the 1-Year Fixed Account or Cash Management Variable Portfolio, as applicable, will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center.

Are there circumstances under which my Living Benefit will be automatically cancelled?

The Living Benefit will automatically be cancelled upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Termination or surrender of the contract; or

     3. A death benefit is paid resulting in the contract being terminated; or

     4. An Excess Withdrawal that reduces the contract value and Income Base to zero; or

     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or

     6. A change that removes all Covered Persons from the contract except as noted below and under "ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?

Under any of the following circumstances, the Living Benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

     2. The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.

Under these circumstances, the fee for the Living Benefit based on two Covered Persons will continue to be charged and the guaranteed withdrawals based on two Covered Persons are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the Living Benefit as described under "CAN I ELECT TO CANCEL MY LIVING BENEFIT?" above.

Any amounts that we may pay under the feature in excess of your contract value are subject to the Company's financial strength and claims-paying ability.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 DEATH BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

If your contract value is reduced to zero as a result of receiving guaranteed withdrawals under a living benefit feature, no death benefit will be paid. PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE.

You designate your Beneficiary, who will receive any death benefit payments. You may change the Beneficiary at any time. If your contract is jointly owned, the surviving joint Owner is the sole Beneficiary. Joint Annuitants, if any, when the Owner is a non-natural person shall be each other's sole Beneficiary, except when the Owner is a charitable remainder trust. In designating your Beneficiary, you may impose restrictions on the timing and manner of the payment of death benefits. Those restrictions can govern the payment of the death benefit.

If the contract is owned by a trust or any other non-natural person, we will treat the death of the Primary Annuitant as the death of any Owner.

If any contract is owned by a trust, whether as an agent for a natural person or otherwise, you should consider the contractual provisions that apply, including provisions that apply in the event of the death or change of an Annuitant, in determining whether the contract is an appropriate trust investment. You may wish to consult with your tax and/or legal adviser.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death at the Annuity Service Center. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the Cash Management Variable Portfolio or available Fixed Account by contacting the Annuity Service Center. We consider due proof of death to be satisfactory written proof of death received at our Annuity Service Center which may include but is not limited to:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death.

For contracts in which the aggregate of all Purchase Payments in contracts issued by AGL and/or US Life to the same Owner/Annuitant are in excess of the Purchase Payments Limit, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death received by us in Good Order, we pay a lump sum death benefit by check to the Beneficiary's address of record.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. PLEASE SEE SPOUSAL CONTINUATION BELOW.

BENEFICIARY CONTINUATION PROGRAMS

EXTENDED LEGACY PROGRAM

The Extended Legacy Program, if available, can allow a Beneficiary to an existing contract issued by the Company to take the death benefit amount in the form of withdrawals over a longer period of time, with the flexibility to withdraw more than the IRS required minimum distribution. The Beneficiary may elect the Extended Legacy Program on the Death Claim Form. The Extended Legacy Guide includes important information regarding the program and may be requested from the Annuity Service Center.

We will send the Beneficiary a prospectus which describes the investment options and administrative features available under the Extended Legacy Program along with the Extended Legacy Guide. The prospectus that the Beneficiary will receive may be for a different product than the original Owner purchased. Upon election of the Extended Legacy Program, the contract continues in the original Owner's name for the benefit of the Beneficiary. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the Owner's death. Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy Program if he/she has already elected another settlement option.

If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.

There are certain restrictions applicable to the Extended Legacy Program. The Extended Legacy Program cannot be elected with rollover contracts from other companies. No Purchase Payments are permitted. Living Benefits and Death Benefits that may have been elected by the original Owner are not available and any charges associated with these features will no longer be deducted. In the event of the Beneficiary's death, any remaining contract value will be paid to the person(s) named by the Beneficiary. The contract may not be assigned and ownership may not be changed or jointly owned.

We may offer Variable Portfolios currently available under the Separate Account to the Beneficiary upon election of the Extended Legacy Program. These Variable Portfolios may differ from those available to the original Owner; in addition, the Variable Portfolios may be of a different share class subject to higher 12b-1 fees. The Beneficiary may transfer funds among the Variable Portfolios. Any Fixed Accounts that may have been available to the original Owner will no longer be available for investment to the Beneficiary.

If the Beneficiary elects the Extended Legacy Program, we will charge an annual Separate Account Charge of 1.15%. This charge is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. The Beneficiary may withdraw all or a portion of the contract value at any time and withdrawals are not subject to withdrawal charges. Additionally, the Beneficiary may choose to participate in the Systematic Withdrawal Program and the Automatic Asset Rebalancing Program.

5-YEAR SETTLEMENT OPTION

The Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the death benefit proceeds must be distributed by December 31st of the year containing the fifth anniversary of death. For IRAs, the 5-year settlement option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).

INHERITED ACCOUNT PROGRAM

The Inherited Account Program, if available, can allow a beneficiary of another company's annuity contract to transfer their inherited IRA or inherited Non-Qualified deferred annuity to fund a new contract issued by the Company. The beneficiary of the transferred contract may elect the Inherited Account Program on the Inherited Account and Required Minimum Distribution Election Form along with a new contract application. The beneficiary of the transferred contract becomes the Owner of the contract issued by us.

There are certain restrictions applicable to the Inherited Account Program. No Purchase Payments are permitted after the contract has been issued. Optional Living Benefits cannot be elected under the Inherited Account Program. The contract may not be assigned and ownership may not be changed or jointly owned.

The Internal Revenue Code requires minimum distributions from inherited IRAs and inherited Non-Qualified annuity contracts. Once the contract is issued, a systematic withdrawal program must be established and cannot be terminated.

The contract issued is subject to the same fees and charges applicable to any Owner of the contract, including withdrawal charges. All Variable Portfolios and available Fixed Accounts offered by the contract are available for investment. You may transfer funds among the investment options. Upon your death, your designated Beneficiary will receive the standard death benefit, unless you elect an optional death benefit at contract issue, for an additional fee.

PLEASE CONSULT A QUALIFIED ADVISER REGARDING TAX IMPLICATIONS ABOUT YOUR PARTICULAR CIRCUMSTANCES IF YOU ARE CONSIDERING ONE OF THESE BENEFICIARY CONTINUATION OPTIONS.

DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We determine Net Purchase Payments as Purchase Payments less adjustments for withdrawals. Net Purchase Payments are increased by the amount of subsequent Purchase Payments, if any, and reduced for withdrawals, if any, in the same proportion that the contract value was reduced on the date of such withdrawal.

The term "Withdrawal Adjustment" is used, if you have elected a Living Benefit, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when you take a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to your 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to your 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the Excess Withdrawal reduced the resulting contract value. If a withdrawal is taken on or after your 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.


The Company does not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday.

DEATH BENEFIT OPTIONS

The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether you have also elected one of the Living Benefits described above.

STANDARD DEATH BENEFIT

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITHOUT ELECTION OF A LIVING
BENEFIT:

The standard death benefit is the greater of:

     1. Contract value; or

     2. Net Purchase Payments.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITH ELECTION OF A LIVING
BENEFIT:

The standard death benefit is the greater of:

     1. Contract value; or

     2. Purchase Payments reduced by:

          a. any Withdrawal Adjustments, as defined above, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments, as defined above, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

For an additional fee, you may elect the optional Maximum Anniversary Value death benefit described below which can provide greater protection for your beneficiaries. You may only elect the optional Maximum Anniversary Value death benefit at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the optional Maximum Anniversary Value death benefit is 0.25% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Maximum Anniversary Value death benefit can only be elected prior to your 81st birthday.

THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.

THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:

     1. Contract value; or

     2. Purchase Payments reduced by:

          a. any Withdrawal Adjustments, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments received since that contract anniversary; and reduced by:

          a. any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          The anniversary value for any year is equal to the contract value on the applicable anniversary.

SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. A spousal continuation can only take place once, upon the death of the original Owner of the contract. If the Continuing Spouse terminates any optional death benefit, no optional death benefit will be payable to the Continuing Spouse's Beneficiary.

Non-spousal joint Owners (which can include Domestic Partners) who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as, under current tax law, they are not eligible for spousal continuation of the contract.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value as of the Good Order date ("Continuation Contribution"), if any. We will add any Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original Owner ("Continuation Date") at the Annuity Service Center. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. PLEASE SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS UPON A CONTINUING SPOUSE'S DEATH.

The Continuing Spouse may not terminate the Maximum Anniversary Value death benefit if elected at contract issue. To the extent that the Continuing Spouse invests in the Variable Portfolios, he/she will be subject to investment risk as was the original Owner.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THESE BENEFITS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund investment management fees may increase or decrease. Some states may require that we charge less than the amounts described below. PLEASE SEE THE STATE

CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE-SPECIFIC EXPENSES.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.

SEPARATE ACCOUNT EXPENSES

The annualized Separate Account expense is 1.15% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every contract year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract. Withdrawal Charges reimburse us for the cost of contract sales, expenses associated with issuing your contract and other acquisition expenses.

We apply a withdrawal charge schedule to each Purchase Payment you contribute to the contract. A withdrawal charge does not apply to each Purchase Payment after it has been in the contract for four complete years if Early Access is elected, or seven complete years if the Early Access feature is not elected. The withdrawal charge percentage declines over time for each Purchase Payment in the contract.

WITHDRAWAL CHARGE WITH ELECTION OF THE EARLY ACCESS FEATURE:

------------------------------------------------------------
 YEARS SINCE
 PURCHASE PAYMENT
 RECEIPT                 1       2       3       4      5+
------------------------------------------------------------
 WITHDRAWAL CHARGE      8%      7%      6%      5%      0%
------------------------------------------------------------


WITHDRAWAL CHARGE WITHOUT THE ELECTION OF EARLY ACCESS:


--------------------------------------------------------------------
 YEARS SINCE
 PURCHASE PAYMENT
 RECEIPT               1     2     3     4     5     6     7    8+
--------------------------------------------------------------------
 WITHDRAWAL CHARGE    8%    7%    6%    5%    4%    3%    2%    0%
--------------------------------------------------------------------



When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, assess contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. PLEASE SEE TAXES BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Funds. The Accumulation Unit value for Variable Portfolios that invest in Feeder Funds also will reflect the investment management fee and other expenses of the corresponding Master Fund in which the Feeder Funds invest. These fees may vary. They are not fixed or specified in your annuity contract, rather the Underlying Funds are governed by their own boards of trustees.

12b-1 FEES

Certain Underlying Funds available in this product, including the Feeder Funds, assess a 12b-1 fee of 0.25% of the average daily net assets allocated to those Underlying Funds. Over time these fees will increase the cost of your investment.

There is an annualized 0.25% fee applicable to Class 3 shares of Anchor Series Trust, Seasons Series Trust, and

SunAmerica Series Trust, Class 2 shares of Franklin Templeton Variable Insurance Products Trust, and Series II shares of AIM Variable Insurance Funds (Invesco Variable Insurance Funds). This amount is generally used to pay financial intermediaries for services provided over the life of your contract.

The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract owners who are indirect beneficial owners of these shares and for maintaining contract owner accounts.

There are deductions from and expenses paid out of the assets of each Underlying Fund. DETAILED INFORMATION ABOUT THESE DEDUCTIONS AND EXPENSES CAN BE FOUND IN THE PROSPECTUSES FOR THE UNDERLYING FUNDS.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $50 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $75,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

TRANSFER FEE

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. The transfer fee compensates us for the cost of processing your transfer.

OPTIONAL LIVING BENEFIT FEES

The Living Benefit fees will be calculated as a percentage of the Income Base for all years in which the Living Benefits are in effect. The fee depends on whether you elect to cover one or two lives.

The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the value in the Fixed Accounts, which in total equals the amount of the fee. If your contract value is reduced to zero before the Living Benefit has been cancelled, the fee will no longer be assessed.

We will not assess a quarterly fee if you annuitize your contract or if a death benefit is paid before the end of the Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.

OPTIONAL POLARIS INCOME PLUS AND POLARIS INCOME BUILDER LIVING BENEFIT FEE

----------------------------------------------------------------------------
                                                                   MAXIMUM
                                                                 ANNUALIZED
                                                                  FEE RATE
                                                                 DECREASE OR
                                                                  INCREASE
                         INITIAL       MAXIMUM       MINIMUM        EACH
      NUMBER OF        ANNUAL FEE    ANNUAL FEE    ANNUAL FEE      BENEFIT
   COVERED PERSONS        RATE          RATE          RATE        QUARTER*
----------------------------------------------------------------------------
 One Covered Person       1.10%         2.20%         0.60%       +/-0.25%
----------------------------------------------------------------------------
 Two Covered Persons      1.35%         2.70%         0.60%       +/-0.25%
----------------------------------------------------------------------------


* The fee rate can decrease or increase no more than 0.0625% each quarter (0.25%/ 4).

The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary," we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in VIX. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximum identified in the table above. PLEASE SEE APPENDIX
C -- FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME PLUS AND POLARIS INCOME BUILDER FEE.

OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT FEE

The fee for the optional Maximum Anniversary Value death benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s).

OPTIONAL EARLY ACCESS FEATURE FEE

The annualized fee for the optional Early Access feature is 0.40% of the average daily ending net asset value allocated to the Variable Portfolios. This fee is no longer assessed after four contract years.

PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states permit us to either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX for a listing of the states that charge premium taxes, the percentage of the tax and distinctions in impact on Qualified and Non-Qualified contracts.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described. Currently, the Company credits an additional amount to contracts sold to the following groups: (1) employees of the Company and its affiliates, and their immediate family members; (2) appointed agents and registered representatives of broker-dealers that sell the Company's and its affiliates' variable contracts, and the agents' and registered representatives' immediate family members; (3) trustees of mutual funds offered in the Company's and its affiliates' variable contracts. The additional amount credited to a contract sold to one of the above individuals will generally equal the commission payable on the initial purchase payment for the contract. This means that the additional amount will generally be in the range of 1.00% to 6.25% of the initial Purchase Payment.

Certain broker-dealers may limit crediting this additional amount to employees only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    PAYMENTS IN CONNECTION WITH DISTRIBUTION
                                 OF THE CONTRACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and AIG Capital Services, Inc., the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 6.25% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.00% of contract value annually.

The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling

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

firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative or other eligible person may purchase a contract on a basis in which an additional amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.

We provide a list of firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2013 in the Statement of Additional Information which is available upon request.

We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.

NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

PAYMENTS WE RECEIVE

We may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that make such payments to us. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We generally receive three kinds of payments described below.

RULE 12b-1 OR SERVICE FEES. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.50% of the average daily net assets in certain Underlying Funds, including the Feeder Funds. These fees are deducted directly from the assets of the Underlying Funds with the exception of the Managed Allocation Portfolios. The Managed Allocation Portfolios, which are structured as Fund-of-Funds, are not subject to 12b-1 fees but indirectly bear the expenses of the Underlying Funds, including the 12b-1 fees, in which they invest. PLEASE SEE EXPENSES ABOVE.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.525% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds or wholly from the assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. Such amounts received from SAAMCo, a wholly-owned subsidiary of AGL, are not expected to exceed 0.50% annually based on assets under management.

OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers, subadvisers and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the adviser's, subadviser's or distributor's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.


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                             ANNUITY INCOME OPTIONS
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THE INCOME PHASE

WHAT IS THE INCOME PHASE?

During the Income Phase, we use the money accumulated in your contract to make regular payments to you. This is known as "annuitizing" your contract. At this point, the Accumulation Phase ends. You will no longer be able to take withdrawals of contract value and all other features and benefits of your contract will terminate, including your ability to surrender your contract.

BEGINNING THE INCOME PHASE IS AN IMPORTANT EVENT. YOU HAVE DIFFERENT OPTIONS AVAILABLE TO YOU. YOU SHOULD DISCUSS YOUR OPTIONS WITH YOUR FINANCIAL REPRESENTATIVE AND/OR TAX ADVISOR SO THAT TOGETHER YOU MAY MAKE THE BEST DECISION FOR YOUR PARTICULAR CIRCUMSTANCES.

WHEN DOES THE INCOME PHASE BEGIN?

Generally, you can annuitize your contract any time after your second contract anniversary ("Annuity Date") and on or before the Latest Annuity Date, defined below, by completing and mailing the Annuity Option Selection Form to our Annuity Service Center.

If you do not request to annuitize your contract on the Annuity Date of your choice, your contract will be annuitized on the Latest Annuity Date, except as specified below for contracts issued in New York. If your contract is jointly owned, the Latest Annuity Date is based on the older Owner's date of birth. Your Latest Annuity Date is defined as the first business day of the month following your 95th birthday. For contracts issued in the state of New York, we can extend the Accumulation Phase from age 90 to the first business day of the month following your 95th birthday upon your request. In accordance with the Company's final settlement of a multi-state audit and market conduct examination, and other related state regulatory inquiries regarding unclaimed property, if your contract was issued in New York with a Latest Annuity Date of age 90, you must notify us that you want to extend the Accumulation Phase to your 95th birthday. Please see LEGAL PROCEEDINGS for more information about the settlement and our enhanced practices related to the handling of unclaimed property.

HOW DO I ELECT TO BEGIN THE INCOME PHASE?

You must select one of the annuity income payment options, listed below, that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your contract will be annuitized in accordance with the default annuity income payment option specified under Annuity Income Options below.

WHAT IS THE IMPACT ON THE LIVING AND DEATH BENEFITS IF I ANNUITIZE?

Upon annuitizing the contract, the death benefit will terminate. In addition, upon annuitizing, any guaranteed withdrawals under a Living Benefit feature will cease and will be replaced by the annuity income payments. If your contract value is reduced to zero prior to annuitization as a result of receiving guaranteed withdrawals under a Living Benefit feature, your remaining payments under the Living Benefit feature will be paid to you as an annuity. PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE.

ANNUITY INCOME OPTIONS

You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years. Generally, the amount of each annuity income payment will be less with greater frequency of payments or if you chose a longer period certain guarantee.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. In most contracts, the Owner and Annuitant are the same person. The Owner may change the Annuitant if different from the Owner at any time prior to the Annuity Date. The Owner must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, the Owner may not select an annuity income option based on the life of the Annuitant.

If the contract is owned by a non-natural Owner, the Annuitant cannot be changed after the contract has been issued and the death of the Annuitant will trigger the payment of the death benefit.

ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.


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

ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.

PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE FOR ANNUITY INCOME OPTIONS AVAILABLE UNDER THE LIVING BENEFIT FEATURES.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     - for life income options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of fixed annuity income payments, if elected, is based on the guaranteed minimum interest rate specified in your contract and will not be less than 1%. The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.


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

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

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                                      TAXES
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THE CONTRACTS PROVIDE TAX-DEFERRED ACCUMULATION OVER TIME, BUT MAY BE SUBJECT TO
CERTAIN FEDERAL INCOME AND EXCISE TAXES, MENTIONED BELOW. REFER TO THE STATEMENT OF ADDITIONAL INFORMATION FOR FURTHER DETAILS. SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE ("IRC"). WE DO NOT ATTEMPT TO DESCRIBE ANY POTENTIAL
ESTATE OR GIFT TAX, OR ANY APPLICABLE STATE, LOCAL OR FOREIGN TAX LAW OTHER THAN POSSIBLE PREMIUM TAXES MENTIONED UNDER "PREMIUM TAX CHARGE." DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLANS AND PROGRAMS ARE INTENDED FOR GENERAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES.

ANNUITY CONTRACTS IN GENERAL

The IRC provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investment arrangements that satisfy specific IRC requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules and tax treatment apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under an employer-sponsored retirement plan, or an Individual Retirement Account or Annuity ("IRA"), your contract is referred to as a Non-Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your Non-Qualified contract.

If you purchase your contract under a qualified employer-sponsored retirement plan or an IRA, your contract is referred to as a Qualified contract.

Examples of qualified plans or arrangements are: traditional (pre-tax) IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans (including 401(k) plans), and governmental 457(b) deferred compensation plans. Typically, for employer plans and tax deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.

AGGREGATION OF CONTRACTS

Federal tax rules generally require that all Non-Qualified contracts issued after October 21, 1988 by the same company to the same policyholder during the same calendar year will be treated as one annuity contract for purposes of determining the taxable amount upon distribution.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. The portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - under an immediate annuity contract;

     - when attributable to Purchase Payments made prior to August 14, 1982.


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On March 30, 2010, the Health Care and Education Reconciliation Act
("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see Contracts Owned by a Trust or Corporation). This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a "1035 exchange").

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax amounts permitted under the employer's plan.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - transfers to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for qualifying higher education expenses or first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty;

     - payments to certain reservists called up for active duty after September 11, 2001; and

     - payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

The IRC limits the withdrawal of an employee's elective deferral Purchase Payments from a Tax-Sheltered Annuity (TSA) contract under IRC 403(b). Generally, withdrawals can only be made when an Owner: (1) reaches age 59 1/2;
(2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the
IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.

Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer's plan, generally are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred to a contract with less restrictive IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.

Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the IRC, treasury regulations, IRS pronouncements, and other applicable legal authorities.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance and/or the terms of

                                       48

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the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new Purchase Payments (including contributions, transfers and exchanges) into new or existing 403(b) contracts. You may wish to discuss the new regulations and/or the general information above with your tax adviser.

Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or IRA), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.

REQUIRED MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you sever employment from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. If you choose to delay your first distribution until the year after the year in which you reach 70 1/2 or sever employment, as applicable, then you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31.

If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information. You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

IRS regulations require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and/or living benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax adviser.

TAX TREATMENT OF DEATH BENEFITS

The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.

Enhanced death benefits are used as investment protection and are not expected to rise to any adverse tax effects. However, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2, unless another exception applies.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are

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considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

TAX TREATMENT OF OPTIONAL LIVING BENEFITS

Generally, we will treat amounts credited to the contract value under the optional living benefit guarantees, for income tax purposes, as earnings in the contract. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts. If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax adviser before electing an optional living benefit.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation or other owner that is not a natural person ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser.

Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract's value in excess of the owner's cost basis, and the contract's cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE DISTRIBUTOR

AIG Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG Capital Services, Inc., an affiliate of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA"). No underwriting fees are retained by AIG Capital Services, Inc. in connection with the distribution of the contracts.

THE COMPANY

AMERICAN GENERAL LIFE INSURANCE COMPANY

American General Life Insurance Company ("AGL") is a stock life insurance company organized under the laws of the state of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

Effective December 31, 2012, SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), a former affiliate of AGL, merged with and into AGL ("AGL Merger"). Before the AGL Merger, contracts in all states except New York were issued by SunAmerica Annuity. Upon the AGL Merger, all contractual obligations of SunAmerica Annuity became obligations of AGL.

The AGL Merger did not affect the terms of, or the rights and obligations under your contract, other than to reflect the change to the Company that provides your contract benefits from SunAmerica Annuity to AGL. The AGL Merger also did not result in any adverse tax consequences for any contract Owners.

Contracts are issued by AGL in all states, except New York, where they are issued by US Life.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

The United States Life Insurance Company in the City of New York ("US Life") is a stock life insurance company organized under the laws of the state of New York on February 25, 1850. Its home office is One World Financial Center, 200 Liberty Street, New York, New York 10281. US Life conducts life insurance and annuity business primarily in the state of New York.

Effective December 31, 2011, First SunAmerica Life Insurance Company ("First SunAmerica"), a former affiliate of US Life, merged with and into US Life ("US Life Merger"). Before the US Life Merger, contracts in New York were issued by First SunAmerica. Upon the US Life Merger, all contractual obligations of First SunAmerica became obligations of US Life.

The US Life Merger did not affect the terms of, or the rights and obligations under your contract, other than to reflect the change to the Company that provides your contract benefits from First SunAmerica to US Life. The US Life Merger also did not result in any adverse tax consequences for any contract Owners.

OWNERSHIP STRUCTURE OF THE COMPANY

AGL and US Life are indirect, wholly owned subsidiaries of American International Group, Inc. ("AIG"), a Delaware corporation.

AGL and US Life are regulated for the benefit of policy owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL and US Life are required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require AGL and US Life to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's and US Life's operations.

AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov. For information on how to locate these documents, SEE FINANCIAL STATEMENTS, BELOW.

OPERATION OF THE COMPANY

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial and insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial and insurance products and the relative value of such brands.

The Company is exposed to market risk, interest rate risk, contract owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the Company's financial and insurance products, as well as reduced fee income in the case of assets held in separate accounts, where applicable. These guaranteed benefits are sensitive to equity market and other conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets or as a result of other factors. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.

THE SEPARATE ACCOUNT

Before December 31, 2012, Variable Separate Account was a separate account of SunAmerica Annuity, originally established under Arizona law on January 1, 1996 when it assumed the Separate Account, originally established under California law on June 25, 1981. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, Variable Separate Account was transferred to and became a separate account of AGL under Texas law. It may be used to support the contract and other variable annuity contracts, and used for other permitted purposes.

Before December 31, 2011, FS Variable Separate Account was a separate account of First SunAmerica, originally established under New York law on September 9, 1994. On December 31, 2011, and in conjunction with the merger of US Life and First SunAmerica, FS Variable Separate Account was transferred to and became a separate account of US Life under New York law.

These Separate Accounts are registered with the SEC as unit investment trusts under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract Owners.

THE GENERAL ACCOUNT

Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts and the Secure Value Account, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.

The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.

FINANCIAL STATEMENTS

The financial statements described below are important for you to consider. Information about how to obtain these financial statements is also provided below.

THE COMPANY AND THE SEPARATE ACCOUNT

The financial statements of the Company and the Separate Account are required to be provided because you must look to those entities directly to satisfy our obligations to you under the Contract.

INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS

The financial statements of the Company, Separate Account and AIG are available by requesting a free copy of the Statement of Additional Information by calling
(800) 445-7862 or by using the request form on the last page of this prospectus.

We encourage both existing and prospective contract Owners to read and understand the financial statements.

You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial Center, Room 4300
New York, NY 10281

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

By Mail:
Annuity Service Center
P.O. Box 15570
Amarillo, Texas 79105-5570
Telephone Number: (800) 445-7862

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions for your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.

LEGAL PROCEEDINGS

The Company received and responded to industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries. In connection with the resolution of the multi-state examination relating to these matters in the third quarter of 2012, the Company and certain of its affiliates paid an $11 million regulatory assessment to the various state insurance departments that are parties to a regulatory settlement to defray costs of their examinations and monitoring. Although the Company has enhanced its claims practices to include use of the Social Security Administration Death Master File (SSDMF), it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. On January 8, 2014, the independent members of AIG's Board unanimously refused the demand in its entirety, and on February 19, 2014, counsel for AIG's Board sent a letter to counsel for the purported AIG shareholder describing the process by which AIG's Board considered and refused its demand. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

In addition, the state of West Virginia has two lawsuits pending against AGL relating to alleged violations of the West Virginia Uniform Unclaimed Property Act, in connection with policies issued by AGL and by American General Life and Accident Insurance Company (which merged into AGL on December 31, 2012). The State of West Virginia has also filed similar lawsuits against other insurers.

There are no pending legal proceedings affecting the Separate Accounts. Various lawsuits against AGL and US Life have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of AGL and US Life, such as through financial examinations, market conduct exams or regulatory inquiries.

As of April 30, 2014, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570 or by calling (800) 445-7862. The table of contents of the SAI is listed below.

Separate Account and the Company
General Account
Master-Feeder Structure
Information Regarding the Use of the
  Volatility Index ("VIX")
Performance Data
Annuity Income Payments
Annuity Unit Values
Taxes
Broker-Dealer Firms Receiving Revenue Sharing
  Payments
Distribution of Contracts
Financial Statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                         (IN ALL STATES EXCEPT NEW YORK)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                               FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                 INCEPTION TO     ENDED        ENDED        ENDED        ENDED         ENDED         ENDED
                                   12/31/06      12/31/07     12/31/08     12/31/09     12/31/10     12/31/11      12/31/12
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV........  (a)$10.233    (a)$11.326   (a)$11.116   (a)$5.187    (a)$7.186    (a)$8.585     (a)$8.299
                                 (b)$10.229    (b)$11.281   (b)$10.954   (b)$5.035    (b)$6.879    (b)$8.127     (b)$7.765
          Ending AUV...........  (a)$11.326    (a)$11.116   (a)$5.187    (a)$7.186    (a)$8.585    (a)$8.299     (a)$9.510
                                 (b)$11.281    (b)$10.954   (b)$5.035    (b)$6.879    (b)$8.127    (b)$7.765     (b)$8.908
          Ending Number of
            AUs................  (a)30         (a)3,604     (a)8,188     (a)7,647     (a)24,125    (a)34,677     (a)72,256
                                 (b)31         (b)31        (b)36        (b)36        (b)36        (b)36         (b)30
-----------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV........  (a)$10.173    (a)$10.714   (a)$12.108   (a)$7.076    (a)$9.841    (a)$10.697    (a)$10.306
                                 (b)$10.166    (b)$10.647   (b)$11.921   (b)$6.905    (b)$9.518    (b)$10.239    (b)$9.632
          Ending AUV...........  (a)$10.714    (a)$12.108   (a)$7.076    (a)$9.841    (a)$10.697   (a)$10.306    (a)$11.849
                                 (b)$10.647    (b)$11.921   (b)$6.905    (b)$9.518    (b)$10.239   (b)$9.632     (b)$10.556
          Ending Number of
            AUs................  (a)25,774     (a)76,115    (a)69,663    (a)56,279    (a)64,566    (a)89,004     (a)118,163
                                 (b)5,835      (b)2,732     (b)3,324     (b)2,646     (b)10        (b)10         (b)10
-----------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION SAST - SAST Class 3 Shares
(Inception Date - 9/05/06)
          Beginning AUV........  (a)$10.005    (a)$10.511   (a)$11.037   (a)$7.655    (a)$9.338    (a)$10.339    (a)$10.321
                                 (b)$10.006    (b)$10.476   (b)$10.803   (b)$7.390    (b)$8.897    (b)$9.688     (b)$9.554
          Ending AUV...........  (a)$10.511    (a)$11.037   (a)$7.655    (a)$9.338    (a)$10.339   (a)$10.321    (a)$11.813
                                 (b)$10.476    (b)$10.803   (b)$7.390    (b)$8.897    (b)$9.688    (b)$9.554     (b)$10.944
          Ending Number of
            AUs................  (a)1,707      (a)33,869    (a)38,713    (a)38,221    (a)207,608   (a)588,896    (a)743,683
                                 (b)31         (b)31        (b)31        (b)31        (b)31        (b)30         (b)30
-----------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH SAST - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV........  (a)$10.027    (a)$10.858   (a)$12.283   (a)$7.453    (a)$10.444   (a)$11.503    (a)$10.331
                                 (b)$10.028    (b)$10.823   (b)$12.134   (b)$7.296    (b)$10.133   (b)$11.059    (b)$9.844
          Ending AUV...........  (a)$10.858    (a)$12.283   (a)$7.453    (a)$10.444   (a)$11.503   (a)$10.331    (a)$12.484
                                 (b)$10.823    (b)$12.134   (b)$7.296    (b)$10.133   (b)$11.059   (b)$9.844     (b)$11.789
          Ending Number of
            AUs................  (a)20,299     (a)75,620    (a)102,626   (a)93,361    (a)407,667   (a)1,214,624  (a)1,296,906
                                 (b)2,565      (b)4,384     (b)4,213     (b)3,861     (b)2,858     (b)3,278      (b)3,138
-----------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH SAST - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV........  (a)$10.040    (a)$10.614   (a)$11.745   (a)$6.481    (a)$8.902    (a)$10.412    (a)$9.822
                                 (b)$10.041    (b)$10.583   (b)$11.599   (b)$6.341    (b)$8.632    (b)$10.003    (b)$9.352
          Ending AUV...........  (a)$10.614    (a)$11.745   (a)$6.481    (a)$8.902    (a)$10.412   (a)$9.822     (a)$11.415
                                 (b)$10.583    (b)$11.599   (b)$6.341    (b)$8.632    (b)$10.003   (b)$9.352     (b)$10.771
          Ending Number of
            AUs................  (a)13,312     (a)61,177    (a)101,706   (a)98,659    (a)279,941   (a)719,006    (a)875,125
                                 (b)840        (b)1,193     (b)1,215     (b)1,144     (b)1,088     (b)1,233      (b)1,109
-----------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME SAST - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV........  (a)$10.007    (a)$10.736   (a)$11.104   (a)$6.800    (a)$8.793    (a)$9.655     (a)$9.341
                                 (b)$10.008    (b)$10.703   (b)$10.964   (b)$6.652    (b)$8.527    (b)$9.282     (b)$8.900
          Ending AUV...........  (a)$10.736    (a)$11.104   (a)$6.800    (a)$8.793    (a)$9.655    (a)$9.341     (a)$10.818
                                 (b)$10.703    (b)$10.964   (b)$6.652    (b)$8.527    (b)$9.282    (b)$8.900     (b)$10.216
          Ending Number of
            AUs................  (a)12,849     (a)69,310    (a)121,612   (a)108,373   (a)254,841   (a)653,691    (a)891,885
                                 (b)1,756      (b)1,323     (b)944       (b)949       (b)963       (b)986        (b)971
-----------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION - AST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV........  (a)$10.092    (a)$10.667   (a)$11.390   (a)$8.642    (a)$10.419   (a)$11.697    (a)$11.641
                                 (b)$10.093    (b)$10.627   (b)$11.234   (b)$8.419    (b)$10.044   (b)$11.159    (b)$10.998
          Ending AUV...........  (a)$10.667    (a)$11.390   (a)$8.642    (a)$10.419   (a)$11.697   (a)$11.641    (a)$12.850
                                 (b)$10.627    (b)$11.234   (b)$8.419    (b)$10.044   (b)$11.159   (b)$10.998    (b)$12.041
          Ending Number of
            AUs................  (a)30         (a)1,998     (a)2,129     (a)2,922     (a)108,685   (a)167,725    (a)200,962
                                 (b)31         (b)31        (b)169       (b)177       (b)174       (b)168        (b)83
-----------------------------------------------------------------------------------------------------------------------------
                                 FISCAL YEAR
                                    ENDED
                                   12/31/13
--------------------------------------------
--------------------------------------------
AGGRESSIVE GROWTH - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV........  (a)$9.053
                                 (b)$8.909
          Ending AUV...........  (a)$12.679
                                 (b)$12.482
          Ending Number of
            AUs................  (a)4,980
                                 (b)0
--------------------------------------------
ALLIANCE GROWTH - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV........  (a)$11.363
                                 (b)$10.557
          Ending AUV...........  (a)$15.301
                                 (b)$13.985
          Ending Number of
            AUs................  (a)4,462
                                 (b)0
--------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION SAST - SAST
Class 3 Shares
(Inception Date - 9/05/06)
          Beginning AUV........  (a)$11.331
                                 (b)$10.944
          Ending AUV...........  (a)$13.729
                                 (b)$13.261
          Ending Number of
            AUs................  (a)25,700
                                 (b)0
--------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH SAST - SAST
Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV........  (a)$11.984
                                 (b)$11.789
          Ending AUV...........  (a)$15.163
                                 (b)$14.880
          Ending Number of
            AUs................  (a)60,373
                                 (b)3,145
--------------------------------------------
AMERICAN FUNDS GROWTH SAST - SAST Class 3
Shares
(Inception Date - 09/05/06)
          Beginning AUV........  (a)$10.957
                                 (b)$10.771
          Ending AUV...........  (a)$13.963
                                 (b)$13.692
          Ending Number of
            AUs................  (a)87,866
                                 (b)985
--------------------------------------------
AMERICAN FUNDS GROWTH-INCOME SAST - SAST
Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV........  (a)$10.382
                                 (b)$10.216
          Ending AUV...........  (a)$13.573
                                 (b)$13.322
          Ending Number of
            AUs................  (a)32,939
                                 (b)922
--------------------------------------------
ASSET ALLOCATION - AST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV........  (a)$12.350
                                 (b)$12.041
          Ending AUV...........  (a)$14.264
                                 (b)$13.866
          Ending Number of
            AUs................  (a)6,517
                                 (b)0
--------------------------------------------


                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit and Early Access.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                   (IN ALL STATES EXCEPT NEW YORK) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR   FISCAL YEAR
                                  INCEPTION TO     ENDED        ENDED        ENDED        ENDED        ENDED         ENDED
                                    12/31/06      12/31/07     12/31/08     12/31/09     12/31/10     12/31/11     12/31/12
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
BALANCED - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.066    (a)$10.648   (a)$11.051   (a)$8.077    (a)$9.878    (a)$10.892   (a)$10.985
                                  (b)$10.065    (b)$10.612   (b)$10.887   (b)$7.870    (b)$9.550    (b)$10.406   (b)$10.432
          Ending AUV............  (a)$10.648    (a)$11.051   (a)$8.077    (a)$9.878    (a)$10.892   (a)$10.985   (a)$12.254
                                  (b)$10.612    (b)$10.887   (b)$7.870    (b)$9.550    (b)$10.406   (b)$10.432   (b)$11.572
          Ending Number of AUs..  (a)30         (a)1,241     (a)3,354     (a)3,203     (a)39,334    (a)142,601   (a)200,808
                                  (b)31         (b)31        (b)30        (b)30        (b)20        (b)20        (b)20
-----------------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.094    (a)$10.724   (a)$12.058   (a)$7.253    (a)$9.787    (a)$10.858   (a)$10.109
                                  (b)$10.093    (b)$10.690   (b)$11.886   (b)$7.065    (b)$9.424    (b)$10.351   (b)$9.558
          Ending AUV............  (a)$10.724    (a)$12.058   (a)$7.253    (a)$9.787    (a)$10.858   (a)$10.109   (a)$11.122
                                  (b)$10.690    (b)$11.886   (b)$7.065    (b)$9.424    (b)$10.351   (b)$9.558    (b)$10.422
          Ending Number of AUs..  (a)30         (a)11,223    (a)7,782     (a)8,733     (a)67,565    (a)175,233   (a)206,374
                                  (b)31         (b)31        (b)202       (b)189       (b)187       (b)288       (b)194
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION - AST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.151    (a)$10.917   (a)$13.749   (a)$8.087    (a)$10.906   (a)$13.198   (a)$12.098
                                  (b)$10.144    (b)$10.877   (b)$13.570   (b)$7.911    (b)$10.572   (b)$12.682   (b)$11.518
          Ending AUV............  (a)$10.917    (a)$13.749   (a)$8.087    (a)$10.906   (a)$13.198   (a)$12.098   (a)$14.780
                                  (b)$10.877    (b)$13.570   (b)$7.911    (b)$10.572   (b)$12.682   (b)$11.518   (b)$13.945
          Ending Number of AUs..  (a)10,486     (a)49,068    (a)66,090    (a)60,296    (a)182,788   (a)588,551   (a)695,659
                                  (b)3,458      (b)4,496     (b)4,803     (b)4,683     (b)3,902     (b)4,012     (b)3,786
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.049    (a)$10.760   (a)$12.048   (a)$6.514    (a)$9.219    (a)$9.930    (a)$9.663
                                  (b)$10.048    (b)$10.713   (b)$11.838   (b)$6.304    (b)$8.804    (b)$9.364    (b)$8.989
          Ending AUV............  (a)$10.760    (a)$12.048   (a)$6.514    (a)$9.219    (a)$9.930    (a)$9.663    (a)$10.855
                                  (b)$10.713    (b)$11.838   (b)$6.304    (b)$8.804    (b)$9.364    (b)$8.989    (b)$10.070
          Ending Number of AUs..  (a)30         (a)21,976    (a)47,041    (a)40,095    (a)41,443    (a)68,561    (a)66,180
                                  (b)31         (b)119       (b)30        (b)29        (b)29        (b)29        (b)26
-----------------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.007    (a)$10.118   (a)$10.427   (a)$10.404   (a)$10.264   (a)$10.097   (a)$9.930
                                  (b)$10.005    (b)$10.092   (b)$10.290   (b)$10.148   (b)$9.872    (b)$9.578    (b)$9.324
          Ending AUV............  (a)$10.118    (a)$10.427   (a)$10.404   (a)$10.264   (a)$10.097   (a)$9.930    (a)$9.768
                                  (b)$10.092    (b)$10.290   (b)$10.148   (b)$9.872    (b)$9.578    (b)$9.324    (b)$9.177
          Ending Number of AUs..  (a)1,949      (a)119,370   (a)107,577   (a)68,359    (a)166,010   (a)529,442   (a)507,027
                                  (b)31         (b)31        (b)29        (b)29        (b)29        (b)28        (b)28
-----------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.023    (a)$10.268   (a)$10.680   (a)$9.713    (a)$12.544   (a)$13.726   (a)$14.403
                                  (b)$10.019    (b)$10.236   (b)$10.551   (b)$9.508    (b)$12.171   (b)$13.186   (b)$13.633
          Ending AUV............  (a)$10.268    (a)$10.680   (a)$9.713    (a)$12.544   (a)$13.726   (a)$14.403   (a)$15.824
                                  (b)$10.236    (b)$10.551   (b)$9.508    (b)$12.171   (b)$13.186   (b)$13.633   (b)$14.840
          Ending Number of AUs..  (a)31,299     (a)145,826   (a)185,819   (a)177,652   (a)343,522   (a)844,748   (a)1,057,525
                                  (b)5,039      (b)3,739     (b)2,785     (b)2,387     (b)8         (b)173       (b)178
-----------------------------------------------------------------------------------------------------------------------------
DAVIS VENTURE VALUE - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.082    (a)$10.898   (a)$11.354   (a)$6.924    (a)$9.116    (a)$10.083   (a)$9.523
                                  (b)$10.079    (b)$10.851   (b)$11.202   (b)$6.769    (b)$8.832    (b)$9.683    (b)$9.062
          Ending AUV............  (a)$10.898    (a)$11.354   (a)$6.924    (a)$9.116    (a)$10.083   (a)$9.523    (a)$10.584
                                  (b)$10.851    (b)$11.202   (b)$6.769    (b)$8.832    (b)$9.683    (b)$9.062    (b)$9.982
          Ending Number of AUs..  (a)26,635     (a)97,131    (a)136,578   (a)125,044   (a)354,187   (a)875,349   (a)1,011,465
                                  (b)4,840      (b)7,235     (b)7,571     (b)7,324     (b)5,507     (b)5,550     (b)5,716
-----------------------------------------------------------------------------------------------------------------------------
                                  FISCAL YEAR
                                     ENDED
                                    12/31/13
---------------------------------------------
---------------------------------------------
BALANCED - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$11.773
                                  (b)$11.572
          Ending AUV............  (a)$13.782
                                  (b)$13.527
          Ending Number of AUs..  (a)22,075
                                  (b)0
---------------------------------------------
BLUE CHIP GROWTH - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.611
                                  (b)$10.422
          Ending AUV............  (a)$13.928
                                  (b)$13.647
          Ending Number of AUs..  (a)55,643
                                  (b)89
---------------------------------------------
CAPITAL APPRECIATION - AST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$14.172
                                  (b)$13.946
          Ending AUV............  (a)$18.859
                                  (b)$18.511
          Ending Number of AUs..  (a)47,133
                                  (b)3,594
---------------------------------------------
CAPITAL GROWTH - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.355
                                  (b)$10.071
          Ending AUV............  (a)$13.113
                                  (b)$12.752
          Ending Number of AUs..  (a)43,570
                                  (b)0
---------------------------------------------
CASH MANAGEMENT - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$9.366
                                  (b)$9.177
          Ending AUV............  (a)$9.153
                                  (b)$8.971
          Ending Number of AUs..  (a)26,299
                                  (b)0
---------------------------------------------
CORPORATE BOND - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$15.182
                                  (b)$14.840
          Ending AUV............  (a)$15.082
                                  (b)$14.706
          Ending Number of AUs..  (a)58,589
                                  (b)205
---------------------------------------------
DAVIS VENTURE VALUE - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.160
                                  (b)$9.983
          Ending AUV............  (a)$13.306
                                  (b)$13.042
          Ending Number of AUs..  (a)51,002
                                  (b)5,572
---------------------------------------------


                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit and Early Access.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                   (IN ALL STATES EXCEPT NEW YORK) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                               FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                 INCEPTION TO     ENDED        ENDED        ENDED        ENDED         ENDED         ENDED
                                   12/31/06      12/31/07     12/31/08     12/31/09     12/31/10     12/31/11      12/31/12
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
"DOGS" OF WALL STREET - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV........  (a)$10.138    (a)$11.049   (a)$10.674   (a)$7.724    (a)$9.152    (a)$10.535    (a)$11.706
                                 (b)$10.135    (b)$11.004   (b)$10.477   (b)$7.487    (b)$8.806    (b)$10.051    (b)$11.016
          Ending AUV...........  (a)$11.049    (a)$10.674   (a)$7.724    (a)$9.152    (a)$10.535   (a)$11.706    (a)$13.139
                                 (b)$11.004    (b)$10.477   (b)$7.487    (b)$8.806    (b)$10.051   (b)$11.016    (b)$12.348
          Ending Number of
            AUs................  (a)30         (a)2,102     (a)2,080     (a)2,029     (a)11,337    (a)85,293     (a)104,671
                                 (b)31         (b)31        (b)50        (b)50        (b)29        (b)29         (b)20
-----------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV........  (a)$10.260    (a)$11.873   (a)$16.555   (a)$7.082    (a)$12.337   (a)$14.418    (a)$10.508
                                 (b)$10.259    (b)$11.828   (b)$16.336   (b)$6.928    (b)$11.961   (b)$13.856    (b)$10.011
          Ending AUV...........  (a)$11.873    (a)$16.555   (a)$7.082    (a)$12.337   (a)$14.418   (a)$10.508    (a)$12.305
                                 (b)$11.828    (b)$16.336   (b)$6.928    (b)$11.961   (b)$13.856   (b)$10.011    (b)$11.618
          Ending Number of
            AUs................  (a)6,032      (a)29,709    (a)56,963    (a)40,912    (a)102,773   (a)264,950    (a)298,680
                                 (b)1,342      (b)1,003     (b)1,286     (b)1,007     (b)521       (b)611        (b)608
-----------------------------------------------------------------------------------------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV........  (a)$10.101    (a)$11.004   (a)$10.854   (a)$6.586    (a)$8.579    (a)$9.905     (a)$9.757
                                 (b)$10.099    (b)$10.956   (b)$10.672   (b)$6.396    (b)$8.259    (b)$9.420     (b)$9.183
          Ending AUV...........  (a)$11.004    (a)$10.854   (a)$6.586    (a)$8.579    (a)$9.905    (a)$9.757     (a)$11.242
                                 (b)$10.956    (b)$10.672   (b)$6.396    (b)$8.259    (b)$9.420    (b)$9.183     (b)$10.588
          Ending Number of
            AUs................  (a)235        (a)3,501     (a)3,706     (a)7,175     (a)11,161    (a)19,688     (a)43,386
                                 (b)31         (b)31        (b)33        (b)33        (b)32        (b)32         (b)32
-----------------------------------------------------------------------------------------------------------------------------
FOREIGN VALUE - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV........  (a)$10.168    (a)$11.271   (a)$12.707   (a)$7.409    (a)$9.517    (a)$9.684     (a)$8.439
                                 (b)$10.163    (b)$11.233   (b)$12.549   (b)$7.249    (b)$9.230    (b)$9.307     (b)$8.037
          Ending AUV...........  (a)$11.271    (a)$12.707   (a)$7.409    (a)$9.517    (a)$9.684    (a)$8.439     (a)$9.951
                                 (b)$11.233    (b)$12.549   (b)$7.249    (b)$9.230    (b)$9.307    (b)$8.037     (b)$9.393
          Ending Number of
            AUs................  (a)1,994      (a)18,575    (a)43,622    (a)44,272    (a)333,631   (a)1,298,435  (a)1,383,723
                                 (b)1,188      (b)2,382     (b)2,512     (b)2,528     (b)2,654     (b)3,329      (b)3,256
-----------------------------------------------------------------------------------------------------------------------------
FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND* - FTVIPT Class 2 Shares
(Inception Date - 02/04/08))
          Beginning AUV........  (a)N/A        (a)N/A       (a)$10.000   (a)$6.644    (a)$8.555    (a)$9.324     (a)$9.076
                                 (b)N/A        (b)N/A       (b)$10.000   (b)$6.560    (b)$8.351    (b)$8.971     (b)$8.612
          Ending AUV...........  (a)N/A        (a)N/A       (a)$6.644    (a)$8.555    (a)$9.324    (a)$9.076     (a)$10.347
                                 (b)N/A        (b)N/A       (b)$6.560    (b)$8.351    (b)$8.971    (b)$8.612     (b)$9.788
          Ending Number of
            AUs................  (a)N/A        (a)N/A       (a)2.154     (a)5,414     (a)15,751    (a)74,421     (a)83,042
                                 (b)N/A        (b)N/A       (b)33        (b)32        (b)32        (b)32         (b)32
-----------------------------------------------------------------------------------------------------------------------------
FRANKLIN INCOME VIP FUND* - FTVIPT Class 2 Shares
(Inception Date - 02/04/08)
          Beginning AUV........  (a)N/A        (a)N/A       (a)$10.000   (a)$7.070    (a)$9.478    (a)$10.556    (a)$10.684
                                 (b)N/A        (b)N/A       (b)$10.000   (b)$6.998    (b)$9.278    (b)$10.222    (b)$10.239
          Ending AUV...........  (a)N/A        (a)N/A       (a)$7.070    (a)$9.478    (a)$10.556   (a)$10.684    (a)$11.898
                                 (b)N/A        (b)N/A       (b)$6.998    (b)$9.278    (b)$10.222   (b)$10.239    (b)$11.311
          Ending Number of
            AUs................  (a)N/A        (a)N/A       (a)5,165     (a)24,858    (a)122,584   (a)415,204    (a)451,360
                                 (b)N/A        (b)N/A       (b)235       (b)223       (b)211       (b)202        (b)110
-----------------------------------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV........  (a)$10.195    (a)$11.104   (a)$12.608   (a)$6.858    (a)$9.196    (a)$10.610    (a)$9.889
                                 (b)$10.195    (b)$11.068   (b)$12.429   (b)$6.694    (b)$8.849    (b)$10.090    (b)$9.268
          Ending AUV...........  (a)$11.104    (a)$12.608   (a)$6.858    (a)$9.196    (a)$10.610   (a)$9.889     (a)$11.327
                                 (b)$11.068    (b)$12.429   (b)$6.694    (b)$8.849    (b)$10.090   (b)$9.268     (b)$10.449
          Ending Number of
            AUs................  (a)30         (a)33,012    (a)74,970    (a)73,362    (a)70,251    (a)82,237     (a)102,367
                                 (b)31         (b)188       (b)16        (b)15        (b)15        (b)15         (b)15
-----------------------------------------------------------------------------------------------------------------------------
                                 FISCAL YEAR
                                    ENDED
                                   12/31/13
--------------------------------------------
--------------------------------------------
"DOGS" OF WALL STREET - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV........  (a)$12.408
                                 (b)$12.348
          Ending AUV...........  (a)$16.608
                                 (b)$16.536
          Ending Number of
            AUs................  (a)17,110
                                 (b)0
--------------------------------------------
EMERGING MARKETS - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV........  (a)$11.803
                                 (b)$11.618
          Ending AUV...........  (a)$11.172
                                 (b)$10.970
          Ending Number of
            AUs................  (a)29,342
                                 (b)611
--------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV........  (a)$10.645
                                 (b)$10.589
          Ending AUV...........  (a)$13.685
                                 (b)$13.616
          Ending Number of
            AUs................  (a)7,067
                                 (b)0
--------------------------------------------
FOREIGN VALUE - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV........  (a)$9.546
                                 (b)$9.393
          Ending AUV...........  (a)$11.540
                                 (b)$11.327
          Ending Number of
            AUs................  (a)90,053
                                 (b)3,293
--------------------------------------------
FRANKLIN FOUNDING FUNDS ALLOCATION VIP
FUND* - FTVIPT Class 2 Shares
(Inception Date - 02/04/08))
          Beginning AUV........  (a)$10.021
                                 (b)$9.788
          Ending AUV...........  (a)$12.183
                                 (b)$11.885
          Ending Number of
            AUs................  (a)17,214
                                 (b)0
--------------------------------------------
FRANKLIN INCOME VIP FUND* - FTVIPT Class 2
Shares
(Inception Date - 02/04/08)
          Beginning AUV........  (a)$11.523
                                 (b)$11.312
          Ending AUV...........  (a)$12.896
                                 (b)$12.649
          Ending Number of
            AUs................  (a)95,423
                                 (b)0
--------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV........  (a)$10.851
                                 (b)$10.450
          Ending AUV...........  (a)$14.572
                                 (b)$13.963
          Ending Number of
            AUs................  (a)41,352
                                 (b)0
--------------------------------------------


                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit and Early Access.
                  * On May 1, 2014, the Franklin Income Securities Fund was renamed Franklin Income VIP Fund and the Franklin Templeton VIP Founding Funds Allocation Fund was renamed Franklin Founding Funds Allocation VIP Fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                   (IN ALL STATES EXCEPT NEW YORK) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR   FISCAL YEAR
                                  INCEPTION TO     ENDED        ENDED        ENDED        ENDED        ENDED         ENDED
                                    12/31/06      12/31/07     12/31/08     12/31/09     12/31/10     12/31/11     12/31/12
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
GLOBAL BOND - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.035    (a)$10.114   (a)$11.108   (a)$11.574   (a)$12.269   (a)$12.858   (a)$13.408
                                  (b)$10.030    (b)$10.080   (b)$10.972   (b)$11.329   (b)$11.900   (b)$12.360   (b)$12.774
          Ending AUV............  (a)$10.114    (a)$11.108   (a)$11.574   (a)$12.269   (a)$12.858   (a)$13.408   (a)$13.735
                                  (b)$10.080    (b)$10.972   (b)$11.329   (b)$11.900   (b)$12.360   (b)$12.774   (b)$12.968
          Ending Number of AUs..  (a)2,181      (a)20,097    (a)35,733    (a)43,990    (a)151,764   (a)402,280   (a)544,401
                                  (b)1,324      (b)2,806     (b)2,384     (b)2,589     (b)2,658     (b)2,543     (b)2,610
-----------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITIES - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.161    (a)$11.175   (a)$12.328   (a)$6.882    (a)$8.781    (a)$9.900    (a)$8.748
                                  (b)$10.157    (b)$11.128   (b)$12.159   (b)$6.727    (b)$8.504    (b)$9.506    (b)$8.328
          Ending AUV............  (a)$11.175    (a)$12.328   (a)$6.882    (a)$8.781    (a)$9.900    (a)$8.748    (a)$10.084
                                  (b)$11.128    (b)$12.159   (b)$6.727    (b)$8.504    (b)$9.506    (b)$8.328    (b)$9.513
          Ending Number of AUs..  (a)65         (a)10,800    (a)12,150    (a)15,436    (a)56,498    (a)120,678   (a)136,591
                                  (b)31         (b)1,395     (b)1,497     (b)1,617     (b)1,662     (b)1,693     (b)1,705
-----------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.019    (a)$10.156   (a)$10.645   (a)$10.952   (a)$11.261   (a)$11.658   (a)$12.311
                                  (b)$10.020    (b)$10.123   (b)$10.515   (b)$10.722   (b)$10.925   (b)$11.209   (b)$11.729
          Ending AUV............  (a)$10.156    (a)$10.645   (a)$10.952   (a)$11.261   (a)$11.658   (a)$12.311   (a)$12.600
                                  (b)$10.123    (b)$10.515   (b)$10.722   (b)$10.925   (b)$11.209   (b)$11.729   (b)$11.896
          Ending Number of AUs..  (a)34,701     (a)172,213   (a)214,075   (a)220,652   (a)383,850   (a)853,508   (a)1,212,310
                                  (b)5,748      (b)9,219     (b)26,030    (b)26,099    (b)5,189     (b)5,304     (b)5,316
-----------------------------------------------------------------------------------------------------------------------------
GROWTH - AST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.089    (a)$10.889   (a)$11.833   (a)$6.952    (a)$9.487    (a)$10.678   (a)$9.871
                                  (b)$10.094    (b)$10.858   (b)$11.663   (b)$6.792    (b)$9.192    (b)$10.235   (b)$9.297
          Ending AUV............  (a)$10.889    (a)$11.833   (a)$6.952    (a)$9.487    (a)$10.678   (a)$9.871    (a)$11.093
                                  (b)$10.858    (b)$11.663   (b)$6.792    (b)$9.192    (b)$10.235   (b)$9.297    (b)$10.025
          Ending Number of AUs..  (a)6,581      (a)30,371    (a)54,155    (a)44,895    (a)97,557    (a)147,993   (a)204,406
                                  (b)731        (b)731       (b)780       (b)632       (b)10        (b)10        (b)10
-----------------------------------------------------------------------------------------------------------------------------
GROWTH-INCOME - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.112    (a)$10.730   (a)$11.747   (a)$6.614    (a)$8.369    (a)$9.206    (a)$9.835
                                  (b)$10.113    (b)$10.698   (b)$11.546   (b)$6.418    (b)$8.068    (b)$8.828    (b)$9.326
          Ending AUV............  (a)$10.730    (a)$11.747   (a)$6.614    (a)$8.369    (a)$9.206    (a)$9.835    (a)$11.031
                                  (b)$10.698    (b)$11.546   (b)$6.418    (b)$8.068    (b)$8.828    (b)$9.326    (b)$10.388
          Ending Number of AUs..  (a)31         (a)3,061     (a)1,634     (a)1,652     (a)43,803    (a)328,943   (a)496,011
                                  (b)31         (b)31        (b)32        (b)32        (b)31        (b)31        (b)29
-----------------------------------------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.274    (a)$10.894   (a)$13.059   (a)$8.257    (a)$9.629    (a)$11.805   (a)$11.365
                                  (b)$10.272    (b)$10.865   (b)$12.912   (b)$8.086    (b)$9.342    (b)$11.339   (b)$10.787
          Ending AUV............  (a)$10.894    (a)$13.059   (a)$8.257    (a)$9.629    (a)$11.805   (a)$11.365   (a)$13.175
                                  (b)$10.865    (b)$12.912   (b)$8.086    (b)$9.342    (b)$11.339   (b)$10.787   (b)$12.393
          Ending Number of AUs..  (a)5,389      (a)15,434    (a)29,085    (a)33,409    (a)124,240   (a)395,615   (a)415,531
                                  (b)1,278      (b)582       (b)655       (b)622       (b)9         (b)218       (b)213
-----------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD BOND - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.053    (a)$10.511   (a)$10.508   (a)$7.030    (a)$9.845    (a)$11.125   (a)$11.440
                                  (b)$10.053    (b)$10.467   (b)$10.316   (b)$6.811    (b)$9.401    (b)$10.448   (b)$10.549
          Ending AUV............  (a)$10.511    (a)$10.508   (a)$7.030    (a)$9.845    (a)$11.125   (a)$11.440   (a)$13.198
                                  (b)$10.467    (b)$10.316   (b)$6.811    (b)$9.401    (b)$10.448   (b)$10.549   (b)$12.122
          Ending Number of AUs..  (a)1,977      (a)5,793     (a)19,351    (a)15,833    (a)42,122    (a)154,393   (a)264,698
                                  (b)31         (b)31        (b)15        (b)15        (b)15        (b)15        (b)15
-----------------------------------------------------------------------------------------------------------------------------
                                  FISCAL YEAR
                                     ENDED
                                    12/31/13
---------------------------------------------
---------------------------------------------
GLOBAL BOND - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$13.176
                                  (b)$12.969
          Ending AUV............  (a)$12.452
                                  (b)$12.225
          Ending Number of AUs..  (a)53,769
                                  (b)2,902
---------------------------------------------
GLOBAL EQUITIES - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$9.602
                                  (b)$9.513
          Ending AUV............  (a)$11.871
                                  (b)$11.733
          Ending Number of AUs..  (a)11,324
                                  (b)1,763
---------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 3
Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$12.093
                                  (b)$11.897
          Ending AUV............  (a)$11.601
                                  (b)$11.384
          Ending Number of AUs..  (a)49,089
                                  (b)5,348
---------------------------------------------
GROWTH - AST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.647
                                  (b)$10.025
          Ending AUV............  (a)$14.101
                                  (b)$13.092
          Ending Number of AUs..  (a)10,287
                                  (b)0
---------------------------------------------
GROWTH-INCOME - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.272
                                  (b)$10.388
          Ending AUV............  (a)$13.260
                                  (b)$13.380
          Ending Number of AUs..  (a)22,154
                                  (b)0
---------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$12.648
                                  (b)$12.393
          Ending AUV............  (a)$17.075
                                  (b)$16.689
          Ending Number of AUs..  (a)18,630
                                  (b)181
---------------------------------------------
HIGH-YIELD BOND - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$12.663
                                  (b)$12.122
          Ending AUV............  (a)$13.387
                                  (b)$12.818
          Ending Number of AUs..  (a)17,530
                                  (b)0
---------------------------------------------


                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit and Early Access.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                   (IN ALL STATES EXCEPT NEW YORK) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR
                                  INCEPTION TO     ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                    12/31/06      12/31/07     12/31/08     12/31/09     12/31/10     12/31/11     12/31/12
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.201    (a)$11.000   (a)$12.513   (a)$7.469    (a)$9.512    (a)$10.176   (a)$8.569
                                  (b)$10.197    (b)$10.948   (b)$12.342   (b)$7.297    (b)$9.214    (b)$9.763    (b)$8.125
          Ending AUV............  (a)$11.000    (a)$12.513   (a)$7.469    (a)$9.512    (a)$10.176   (a)$8.569    (a)$9.916
                                  (b)$10.948    (b)$12.342   (b)$7.297    (b)$9.214    (b)$9.763    (b)$8.125    (b)$9.371
          Ending Number of AUs..  (a)8,396      (a)52,714    (a)82,498    (a)69,980    (a)97,357    (a)154,588   (a)170,809
                                  (b)2,414      (b)931       (b)968       (b)841       (b)10        (b)10        (b)10
----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH AND INCOME - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.184    (a)$11.145   (a)$11.778   (a)$6.282    (a)$7.914    (a)$8.358    (a)$7.105
                                  (b)$10.181    (b)$11.098   (b)$11.624   (b)$6.145    (b)$7.674    (b)$8.025    (b)$6.748
          Ending AUV............  (a)$11.145    (a)$11.778   (a)$6.282    (a)$7.914    (a)$8.358    (a)$7.105    (a)$8.497
                                  (b)$11.098    (b)$11.624   (b)$6.145    (b)$7.674    (b)$8.025    (b)$6.748    (b)$8.018
          Ending Number of AUs..  (a)15,931     (a)105,560   (a)192,026   (a)179,803   (a)204,385   (a)261,309   (a)266,935
                                  (b)3,454      (b)1,695     (b)2,011     (b)1,767     (b)13        (b)13        (b)13
----------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. AMERICAN FRANCHISE FUND, SERIES II SHARES
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.103    (a)$10.784   (a)$12.400   (a)$6.216    (a)$10.157   (a)$12.008   (a)$11.113
                                  (b)$10.096    (b)$10.738   (b)$12.254   (b)$6.093    (b)$9.894    (b)$11.554   (b)$10.616
          Ending AUV............  (a)$10.784    (a)$12.400   (a)$6.216    (a)$10.157   (a)$12.008   (a)$11.113   (a)$12.457
                                  (b)$10.738    (b)$12.254   (b)$6.093    (b)$9,894    (b)$11.554   (b)$10.616   (b)$11.792
          Ending Number of AUs..  (a)185        (a)270       (a)32        (a)105       (a)4,735     (a)12,635    (a)28,101
                                  (b)828        (b)798       (b)1,031     (b)818       (b)774       (b)784       (b)799
----------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. COMSTOCK FUND, SERIES II SHARES
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.100    (a)$10.864   (a)$10.489   (a)$6.657    (a)$8.451    (a)$9.665    (a)$9.353
                                  (b)$10.096    (b)$10.836   (b)$10.374   (b)$6.524    (b)$8.208    (b)$9.302    (b)$8.922
          Ending AUV............  (a)$10.864    (a)$10.489   (a)$6.657    (a)$8.451    (a)$9.665    (a)$9.353    (a)$10.995
                                  (b)$10.836    (b)$10.374   (b)$6.524    (b)$8.208    (b)$9.302    (b)$8.922    (b)$10.395
          Ending Number of AUs..  (a)3,997      (a)33,007    (a)63,928    (a)61,795    (a)258,546   (a)701,580   (a)772,821
                                  (b)820        (b)2,303     (b)2,323     (b)2,347     (b)2,322     (b)2,598     (b)2,559
----------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GROWTH AND INCOME FUND, SERIES II SHARES
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.057    (a)$10.891   (a)$11.039   (a)$7.398    (a)$9.076    (a)$10.066   (a)$9.726
                                  (b)$10.056    (b)$10.833   (b)$10.881   (b)$7.226    (b)$8.789    (b)$9.651    (b)$9.218
          Ending AUV............  (a)$10.891    (a)$11.039   (a)$7.398    (a)$9.076    (a)$10.066   (a)$9.726    (a)$10.994
                                  (b)$10.833    (b)$10.881   (b)$7.226    (b)$8.789    (b)$9.651    (b)$9.218    (b)$10.328
          Ending Number of AUs..  (a)16,657     (a)92,325    (a)157,141   (a)140,961   (a)311,006   (a)799,958   (a)950,786
                                  (b)3,234      (b)2,006     (b)1,955     (b)1,763     (b)11        (b)354       (b)354
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME - LASF Class VC Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.090    (a)$10.623   (a)$10.863   (a)$6.828    (a)$8.025    (a)$9.314    (a)$8.648
                                  (b)$10.091    (b)$10.577   (b)$10.664   (b)$6.614    (b)$7.730    (b)$8.882    (b)$8.178
          Ending AUV............  (a)$10.623    (a)$10.863   (a)$6.828    (a)$8.025    (a)$9.314    (a)$8.648    (a)$9.582
                                  (b)$10.577    (b)$10.664   (b)$6.614    (b)$7.730    (b)$8.882    (b)$8.178    (b)$9.053
          Ending Number of AUs..  (a)4,823      (a)47,001    (a)99,870    (a)103,843   (a)189,851   (a)457,593   (a)513,900
                                  (b)31         (b)199       (b)34        (b)34        (b)33        (b)199       (b)201
----------------------------------------------------------------------------------------------------------------------------
MANAGED ALLOCATION BALANCED - SST Class 3 Shares
(Inception Date - 1/19/10)
          Beginning AUV.........  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)$10.911   (a)$11.653   (a)$11.573
                                  (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)$10.413   (b)$11.027   (b)$10.853
          Ending AUV............  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)$11.653   (a)$11.573   (a)$12.665
                                  (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)$11.027   (b)$10.853   (b)$11.771
          Ending Number of AUs..  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)69,272    (a)392,945   (a)466,742
                                  (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)0         (b)0         (b)0
----------------------------------------------------------------------------------------------------------------------------
                                  FISCAL YEAR
                                     ENDED
                                    12/31/13
---------------------------------------------
---------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES - SAST
Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$9.511
                                  (b)$9.372
          Ending AUV............  (a)$11.240
                                  (b)$11.040
          Ending Number of AUs..  (a)10,249
                                  (b)0
---------------------- ----------------------
INTERNATIONAL GROWTH AND INCOME - SAST Class
3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$8.153
                                  (b)$8.019
          Ending AUV............  (a)$9.748
                                  (b)$9.557
          Ending Number of AUs..  (a)15,222
                                  (b)0
---------------------- ----------------------
INVESCO V.I. AMERICAN FRANCHISE FUND, SERIES
II SHARES
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$11.876
                                  (b)$11.792
          Ending AUV............  (a)$16.305
                                  (b)$16.151
          Ending Number of AUs..  (a)154
                                  (b)723
---------------------- ----------------------
INVESCO V.I. COMSTOCK FUND, SERIES II SHARES
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.556
                                  (b)$10.395
          Ending AUV............  (a)$14.065
                                  (b)$13.816
          Ending Number of AUs..  (a)35,377
                                  (b)2,468
---------------------- ----------------------
INVESCO V.I. GROWTH AND INCOME FUND, SERIES
II SHARES
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.553
                                  (b)$10.328
          Ending AUV............  (a)$13.865
                                  (b)$13.537
          Ending Number of AUs..  (a)48,564
                                  (b)312
---------------------- ----------------------
LORD ABBETT GROWTH AND INCOME - LASF Class VC
Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$9.188
                                  (b)$9.053
          Ending AUV............  (a)$12.265
                                  (b)$12.087
          Ending Number of AUs..  (a)28,606
                                  (b)150
---------------------- ----------------------
MANAGED ALLOCATION BALANCED - SST Class 3
Shares
(Inception Date - 1/19/10)
          Beginning AUV.........  (a)$12.666
                                  (b)$11.771
          Ending AUV............  (a)$13.958
                                  (b)$12.492
          Ending Number of AUs..  (a)505,774
                                  (b)0
---------------------------------------------


                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit and Early Access.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                   (IN ALL STATES EXCEPT NEW YORK) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR
                                  INCEPTION TO     ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                    12/31/06      12/31/07     12/31/08     12/31/09     12/31/10     12/31/11     12/31/12
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
MANAGED ALLOCATION GROWTH - SST Class 3 Shares
(Inception Date - 1/19/10)
          Beginning AUV.........  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)$10.378   (a)$11.352   (a)$10.482
                                  (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)$9.986    (b)$10.830   (b)$9.911
          Ending AUV............  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)$11.352   (a)$10.482   (a)$11.902
                                  (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)$10.830   (b)$9.911    (b)$11.152
          Ending Number of AUs..  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)0         (a)3,139     (a)23,968
                                  (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)0         (b)0         (b)0
----------------------------------------------------------------------------------------------------------------------------
MANAGED ALLOCATION MODERATE GROWTH - SST Class 3 Shares
(Inception Date - 1/19/10)
          Beginning AUV.........  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)$10.464   (a)$11.340   (a)$10.812
                                  (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)$10.047   (b)$10.795   (b)$10.201
          Ending AUV............  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)$11.340   (a)$10.812   (a)$12.067
                                  (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)$10.795   (b)$10.201   (b)$11.282
          Ending Number of AUs..  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)114,631   (a)690,559   (a)696,085
                                  (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)0         (b)0         (b)0
----------------------------------------------------------------------------------------------------------------------------
MANAGED ALLOCATION MODERATE - SST Class 3 Shares
(Inception Date - 1/19/10)
          Beginning AUV.........  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)$10.782   (a)$11.619   (a)$11.268
                                  (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)$10.316   (b)$11.023   (b)$10.594
          Ending AUV............  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)$11.619   (a)$11.268   (a)$12.449
                                  (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)$11.023   (b)$10.594   (b)$11.599
          Ending Number of AUs..  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)91,077    (a)466,475   (a)523,945
                                  (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)0         (b)0         (b)0
----------------------------------------------------------------------------------------------------------------------------
MARSICO FOCUSED GROWTH - SAST Class 3 Shares
(Inception Date - 9/05/06)
          Beginning AUV.........  (a)$10.117    (a)$11.173   (a)$12.521   (a)$7.307    (a)$9.418    (a)$10.903   (a)$10.597
                                  (b)$10.112    (b)$11.126   (b)$12.341   (b)$7.089    (b)$9.020    (b)$10.307   (b)$9.884
          Ending AUV............  (a)$11.173    (a)$12.521   (a)$7.307    (a)$9.418    (a)$10.903   (a)$10.597   (a)$11.626
                                  (b)$11.126    (b)$12.341   (b)$7.089    (b)$9.020    (b)$10.307   (b)$9.884    (b)$10.748
          Ending Number of AUs..  (a)535        (a)24,488    (a)27,991    (a)23,104    (a)91,497    (a)259,152   (a)311,881
                                  (b)31         (b)387       (b)28        (b)28        (b)28        (b)119       (b)122
----------------------------------------------------------------------------------------------------------------------------
MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.123    (a)$10.813   (a)$11.774   (a)$7.844    (a)$9.803    (a)$10.748   (a)$10.396
                                  (b)$10.117    (b)$10.790   (b)$11.632   (b)$7.662    (b)$9.506    (b)$10.330   (b)$9.896
          Ending AUV............  (a)$10.813    (a)$11.774   (a)$7.844    (a)$9.803    (a)$10.748   (a)$10.396   (a)$12.215
                                  (b)$10.790    (b)$11.632   (b)$7.662    (b)$9.506    (b)$10.330   (b)$9.896    (b)$11.523
          Ending Number of AUs..  (a)30         (a)2,551     (a)22,972    (a)26,476    (a)179,567   (a)588,227   (a)669,280
                                  (b)31         (b)31        (b)29        (b)28        (b)28        (b)302       (b)292
----------------------------------------------------------------------------------------------------------------------------
MFS TOTAL RETURN - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.079    (a)$10.685   (a)$10.983   (a)$8.444    (a)$9.866    (a)$10.705   (a)$10.760
                                  (b)$10.077    (b)$10.636   (b)$10.796   (b)$8.207    (b)$9.504    (b)$10.203   (b)$10.166
          Ending AUV............  (a)$10.685    (a)$10.983   (a)$8.444    (a)$9.866    (a)$10.705   (a)$10.760   (a)$11.811
                                  (b)$10.636    (b)$10.796   (b)$8.207    (b)$9.504    (b)$10.203   (b)$10.166   (b)$11.149
          Ending Number of AUs..  (a)5,383      (a)28,063    (a)33,224    (a)29,706    (a)64,257    (a)173,386   (a)273,209
                                  (b)31         (b)31        (b)116       (b)125       (b)127       (b)121       (b)60
----------------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$10.165    (a)$10.974   (a)$12.648   (a)$7.064    (a)$9.921    (a)$12.273   (a)$11.385
                                  (b)$10.163    (b)$10.921   (b)$12.423   (b)$6.828    (b)$9.446    (b)$11.570   (b)$10.617
          Ending AUV............  (a)$10.974    (a)$12.648   (a)$7.064    (a)$9.921    (a)$12.273   (a)$11.385   (a)$13.029
                                  (b)$10.921    (b)$12.423   (b)$6.828    (b)$9.446    (b)$11.570   (b)$10.617   (b)$12.043
          Ending Number of AUs..  (a)30         (a)9,289     (a)12,758    (a)17,572    (a)63,772    (a)171,937   (a)211,612
                                  (b)31         (b)65        (b)16        (b)16        (b)15        (b)100       (b)99
----------------------------------------------------------------------------------------------------------------------------
                                  FISCAL YEAR
                                     ENDED
                                    12/31/13
---------------------------------------------
---------------------------------------------
MANAGED ALLOCATION GROWTH - SST Class 3
Shares
(Inception Date - 1/19/10)
          Beginning AUV.........  (a)$11.903
                                  (b)$11.153
          Ending AUV............  (a)$14.553
                                  (b)$12.361
          Ending Number of AUs..  (a)47,908
                                  (b)0
---------------------------------------------
MANAGED ALLOCATION MODERATE GROWTH - SST
Class 3 Shares
(Inception Date - 1/19/10)
          Beginning AUV.........  (a)$12.067
                                  (b)$11.282
          Ending AUV............  (a)$13.993
                                  (b)$12.232
          Ending Number of AUs..  (a)721,738
                                  (b)0
---------------------------------------------
MANAGED ALLOCATION MODERATE - SST Class 3
Shares
(Inception Date - 1/19/10)
          Beginning AUV.........  (a)$12.450
                                  (b)$11.600
          Ending AUV............  (a)$14.083
                                  (b)$12.443
          Ending Number of AUs..  (a)577,189
                                  (b)0
---------------------------------------------
MARSICO FOCUSED GROWTH - SAST Class 3 Shares
(Inception Date - 9/05/06)
          Beginning AUV.........  (a)$11.153
                                  (b)$10.749
          Ending AUV............  (a)$14.718
                                  (b)$14.149
          Ending Number of AUs..  (a)49,985
                                  (b)85
---------------------------------------------
MFS MASSACHUSETTS INVESTORS TRUST - SAST
Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$11.702
                                  (b)$11.523
          Ending AUV............  (a)$15.113
                                  (b)$14.845
          Ending Number of AUs..  (a)36,117
                                  (b)244
---------------------------------------------
MFS TOTAL RETURN - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$11.273
                                  (b)$11.149
          Ending AUV............  (a)$13.143
                                  (b)$12.947
          Ending Number of AUs..  (a)16,231
                                  (b)0
---------------------------------------------
MID-CAP GROWTH - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.........  (a)$12.442
                                  (b)$12.043
          Ending AUV............  (a)$17.361
                                  (b)$16.766
          Ending Number of AUs..  (a)11,613
                                  (b)72
---------------------------------------------


                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit and Early Access.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                   (IN ALL STATES EXCEPT NEW YORK) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                              FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR   FISCAL YEAR
                                INCEPTION TO     ENDED        ENDED        ENDED        ENDED        ENDED         ENDED
                                  12/31/06      12/31/07     12/31/08     12/31/09     12/31/10     12/31/11      12/31/12
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES - AST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.......  (a)$10.108    (a)$10.487   (a)$14.496   (a)$7.176    (a)$11.186   (a)$12.816   (a)$10.077
                                (b)$10.118    (b)$10.426   (b)$14.222   (b)$6.975    (b)$10.784   (b)$12.261   (b)$9.562
          Ending AUV..........  (a)$10.487    (a)$14.496   (a)$7.176    (a)$11.186   (a)$12.816   (a)$10.077   (a)$10.287
                                (b)$10.426    (b)$14.222   (b)$6.975    (b)$10.784   (b)$12.261   (b)$9.562    (b)$9.674
          Ending Number of
            AUs...............  (a)2,575      (a)27,897    (a)42,272    (a)26,716    (a)51,786    (a)160,007   (a)231,474
                                (b)31         (b)1,360     (b)1,580     (b)1,385     (b)1,394     (b)1,604     (b)1,746
----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.......  (a)$10.126    (a)$11.169   (a)$9.434    (a)$5.219    (a)$6.680    (a)$7.897    (a)$8.422
                                (b)$10.117    (b)$11.099   (b)$9.301    (b)$5.102    (b)$6.469    (b)$7.587    (b)$8.005
          Ending AUV..........  (a)$11.169    (a)$9.434    (a)$5.219    (a)$6.680    (a)$7.897    (a)$8.422    (a)$9.736
                                (b)$11.099    (b)$9.301    (b)$5.102    (b)$6.469    (b)$7.587    (b)$8.005    (b)$9.172
          Ending Number of
            AUs...............  (a)9,678      (a)62,889    (a)118,578   (a)102,241   (a)228,826   (a)560,687   (a)649,381
                                (b)1,846      (b)1,158     (b)1,412     (b)1,225     (b)28        (b)253       (b)248
----------------------------------------------------------------------------------------------------------------------------
REAL RETURN - SST Class 3 Shares
(Inception Date - 1/19/10)
          Beginning AUV.......  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)$11.475   (a)$11.616   (a)$12.173
                                (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)$10.944   (b)$10.986   (b)$11.406
          Ending AUV..........  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)$11.616   (a)$12.173   (a)$12.490
                                (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)$10.986   (b)$11.406   (b)$11.600
          Ending Number of
            AUs...............  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)191,613   (a)687,844   (a)946,897
                                (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)0         (b)158       (b)175
----------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY VALUE - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.......  (a)$10.228    (a)$11.016   (a)$10.145   (a)$6.629    (a)$8.628    (a)$10.788   (a)$10.294
                                (b)$10.230    (b)$10.972   (b)$9.999    (b)$6.467    (b)$8.331    (b)$10.340   (b)$9.760
          Ending AUV..........  (a)$11.016    (a)$10.145   (a)$6.629    (a)$8.628    (a)$10.788   (a)$10.294   (a)$11.965
                                (b)$10.972    (b)$9.999    (b)$6.467    (b)$8.331    (b)$10.340   (b)$9.760    (b)$11.244
          Ending Number of
            AUs...............  (a)6,508      (a)47,521    (a)61,525    (a)60,695    (a)155,615   (a)445,233   (a)485,825
                                (b)1,265      (b)824       (b)819       (b)698       (b)10        (b)241       (b)235
----------------------------------------------------------------------------------------------------------------------------
SMALL & MID CAP VALUE - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.......  (a)$10.226    (a)$11.030   (a)$11.072   (a)$7.097    (a)$9.972    (a)$12.374   (a)$11.227
                                (b)$10.225    (b)$10.988   (b)$10.930   (b)$6.943    (b)$9.668    (b)$11.889   (b)$10.691
          Ending AUV..........  (a)$11.030    (a)$11.072   (a)$7.097    (a)$9.972    (a)$12.374   (a)$11.227   (a)$13.130
                                (b)$10.988    (b)$10.930   (b)$6.943    (b)$9.668    (b)$11.889   (b)$10.691   (b)$12.391
          Ending Number of
            AUs...............  (a)9,027      (a)78,247    (a)140,234   (a)114,411   (a)284,667   (a)804,057   (a)893,816
                                (b)1,624      (b)5,213     (b)4,944     (b)4,726     (b)3,938     (b)4,172     (b)4,143
----------------------------------------------------------------------------------------------------------------------------
SUNAMERICA DYNAMIC ALLOCATION - SAST Class 3 Shares
(Inception Date - 1/23/12)
          Beginning AUV.......  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)$10.000
                                (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)$9.999
          Ending AUV..........  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)$10.555
                                (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)$10.418
          Ending Number of
            AUs...............  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)12,949,282
                                (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)10
----------------------------------------------------------------------------------------------------------------------------
SUNAMERICA DYNAMIC STRATEGY - SAST Class 3 Shares
(Inception Date - 7/16/12)
          Beginning AUV.......  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)$10.000
                                (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)$9.999
          Ending AUV..........  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)$10.434
                                (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)$10.366
          Ending Number of
            AUs...............  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)1,289,970
                                (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)10
----------------------------------------------------------------------------------------------------------------------------
                                 FISCAL YEAR
                                    ENDED
                                  12/31/13
--------------------------------------------
--------------------------------------------
NATURAL RESOURCES - AST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.......  (a)$9.881
                                (b)$9.674
          Ending AUV..........  (a)$10.243
                                (b)$10.003
          Ending Number of
            AUs...............  (a)37,146
                                (b)2,068
--------------------------------------------
REAL ESTATE - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.......  (a)$9.337
                                (b)$9.173
          Ending AUV..........  (a)$8.957
                                (b)$8.777
          Ending Number of
            AUs...............  (a)49,754
                                (b)275
--------------------------------------------
REAL RETURN - SST Class 3 Shares
(Inception Date - 1/19/10)
          Beginning AUV.......  (a)$12.490
                                (b)$11.600
          Ending AUV..........  (a)$11.700
                                (b)$10.770
          Ending Number of
            AUs...............  (a)1,217,988
                                (b)224
--------------------------------------------
SMALL COMPANY VALUE - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.......  (a)$11.481
                                (b)$11.244
          Ending AUV..........  (a)$15.228
                                (b)$14.876
          Ending Number of
            AUs...............  (a)22,945
                                (b)203
--------------------------------------------
SMALL & MID CAP VALUE - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.......  (a)$12.607
                                (b)$12.392
          Ending AUV..........  (a)$17.020
                                (b)$16.688
          Ending Number of
            AUs...............  (a)57,707
                                (b)3,976
--------------------------------------------
SUNAMERICA DYNAMIC ALLOCATION - SAST Class 3
Shares
(Inception Date - 1/23/12)
          Beginning AUV.......  (a)$10.487
                                (b)$10.418
          Ending AUV..........  (a)$12.065
                                (b)$11.935
          Ending Number of
            AUs...............  (a)1,787,459
                                (b)0
--------------------------------------------
SUNAMERICA DYNAMIC STRATEGY - SAST Class 3
Shares
(Inception Date - 7/16/12)
          Beginning AUV.......  (a)$10.400
                                (b)$10.367
          Ending AUV..........  (a)$12.008
                                (b)$11.921
          Ending Number of
            AUs...............  (a)594,895
                                (b)0
--------------------------------------------


                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit and Early Access.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                   (IN ALL STATES EXCEPT NEW YORK) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                               FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                 INCEPTION TO     ENDED        ENDED        ENDED        ENDED         ENDED         ENDED
                                   12/31/06      12/31/07     12/31/08     12/31/09     12/31/10     12/31/11      12/31/12
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV........  (a)$10.203    (a)$10.732   (a)$12.904   (a)$6.217    (a)$9.222    (a)$10.936    (a)$10.203
                                 (b)$10.200    (b)$10.684   (b)$12.684   (b)$6.029    (b)$8.877    (b)$10.448    (b)$9.650
          Ending AUV...........  (a)$10.732    (a)$12.904   (a)$6.217    (a)$9.222    (a)$10.936   (a)$10.203    (a)$10.843
                                 (b)$10.684    (b)$12.684   (b)$6.029    (b)$8.877    (b)$10.448   (b)$9.650     (b)$10.148
          Ending Number of
            AUs................  (a)466        (a)3,899     (a)5,461     (a)2.876     (a)14,626    (a)27,426     (a)52,306
                                 (b)31         (b)31        (b)60        (b)59        (b)39        (b)39         (b)29
-----------------------------------------------------------------------------------------------------------------------------
TELECOM UTILITY - SAST Class 3 Shares
(Inception Date - 9/05/06)
          Beginning AUV........  (a)$10.053    (a)$11.237   (a)$13.394   (a)$8.263    (a)$10.761   (a)$12.053    (a)$12.630
                                 (b)$10.051    (b)$11.193   (b)$13.184   (b)$8.042    (b)$10.340   (b)$11.455    (b)$11.939
          Ending AUV...........  (a)$11.237    (a)$13.394   (a)$8.263    (a)$10.761   (a)$12.053   (a)$12.630    (a)$14.133
                                 (b)$11.193    (b)$13.184   (b)$8.042    (b)$10.340   (b)$11.455   (b)$11.939    (b)$13.353
          Ending Number of
            AUs................  (a)30         (a)2,472     (a)6,874     (a)4,948     (a)10,847    (a)57,475     (a)60,554
                                 (b)31         (b)197       (b)39        (b)39        (b)21        (b)21         (b)21
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND - SAST Class 3 Shares
(Inception Date - 9/05/06)
          Beginning AUV........  (a)$10.067    (a)$10.504   (a)$10.928   (a)$11.323   (a)$12.459   (a)$13.065    (a)$13.704
                                 (b)$10.064    (b)$10.461   (b)$10.762   (b)$11.053   (b)$12.055   (b)$12.530    (b)$13.027
          Ending AUV...........  (a)$10.504    (a)$10.928   (a)$11.323   (a)$12.459   (a)$13.065   (a)$13.704    (a)$14.496
                                 (b)$10.461    (b)$10.762   (b)$11.053   (b)$12.055   (b)$12.530   (b)$13.027    (b)$13.656
          Ending Number of
            AUs................  (a)82         (a)3,314     (a)79,680    (a)84,624    (a)501,138   (a)1,435,557  (a)2,085,891
                                 (b)31         (b)1,419     (b)1,505     (b)1,517     (b)1,522     (b)1,791      (b)1,765
-----------------------------------------------------------------------------------------------------------------------------
VCP MANAGED ASSET ALLOCATION SAST PORTFOLIO - SAST Class 3 Shares
(Inception Date - 10/15/12)
          Beginning AUV........  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)N/A        (a)$10.000
                                 (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)N/A        (b)$9.999
          Ending AUV...........  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)N/A        (a)$10.066
                                 (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)N/A        (b)$10.037
          Ending Number of
            AUs................  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)N/A        (a)46,605
                                 (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)N/A        (b)10
-----------------------------------------------------------------------------------------------------------------------------
VCP TOTAL RETURN BALANCED PORTFOLIO - SAST Class 3 Shares
(Inception Date - 4/30/13)
          Beginning AUV........  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)N/A        (a)N/A
                                 (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)N/A        (b)N/A
          Ending AUV...........  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)N/A        (a)N/A
                                 (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)N/A        (b)N/A
          Ending Number of
            AUs................  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)N/A        (a)N/A
                                 (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)N/A        (b)N/A
-----------------------------------------------------------------------------------------------------------------------------
VCP VALUE PORTFOLIO - SAST Class 3 Shares
(Inception Date - 4/30/13)
          Beginning AUV........  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)N/A        (a)N/A
                                 (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)N/A        (b)N/A
          Ending AUV...........  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)N/A        (a)N/A
                                 (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)N/A        (b)N/A
          Ending Number of
            AUs................  (a)N/A        (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)N/A        (a)N/A
                                 (b)N/A        (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)N/A        (b)N/A
-----------------------------------------------------------------------------------------------------------------------------
                                 FISCAL YEAR
                                    ENDED
                                   12/31/13
--------------------------------------------
--------------------------------------------
TECHNOLOGY - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV........  (a)$10.843
                                 (b)$10.148
          Ending AUV...........  (a)$12.768
                                 (b)$12.517
          Ending Number of
            AUs................  (a)3,094
                                 (b)0
--------------------------------------------
TELECOM UTILITY - SAST Class 3 Shares
(Inception Date - 9/05/06)
          Beginning AUV........  (a)$14.133
                                 (b)$13.353
          Ending AUV...........  (a)$15.916
                                 (b)$15.703
          Ending Number of
            AUs................  (a)10,930
                                 (b)0
--------------------------------------------
TOTAL RETURN BOND - SAST Class 3 Shares
(Inception Date - 9/05/06)
          Beginning AUV........  (a)$14.496
                                 (b)$13.656
          Ending AUV...........  (a)$13.020
                                 (b)$12.868
          Ending Number of
            AUs................  (a)144,464
                                 (b)1,795
--------------------------------------------
VCP MANAGED ASSET ALLOCATION SAST
PORTFOLIO - SAST Class 3 Shares
(Inception Date - 10/15/12)
          Beginning AUV........  (a)$10.067
                                 (b)$10.038
          Ending AUV...........  (a)$11.958
                                 (b)$11.797
          Ending Number of
            AUs................  (a)686,573
                                 (b)0
--------------------------------------------
VCP TOTAL RETURN BALANCED PORTFOLIO - SAST
Class 3 Shares
(Inception Date - 4/30/13)
          Beginning AUV........  (a)$--
                                 (b)$--
          Ending AUV...........  (a)$10.798
                                 (b)10.827
          Ending Number of
            AUs................  (a)16,947
                                 (b)125,666
--------------------------------------------
VCP VALUE PORTFOLIO - SAST Class 3 Shares
(Inception Date - 4/30/13)
          Beginning AUV........  (a)$--
                                 (b)$--
          Ending AUV...........  (a)$10.984
                                 (b)$11.013
          Ending Number of
            AUs................  (a)21,886
                                 (b)97,903
--------------------------------------------


                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit and Early Access.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
        THE UNITED STATES LIFE INSURANCE COMPANY OF THE CITY OF NEW YORK
                                 (NEW YORK ONLY)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                               INCEPTION TO      ENDED         ENDED         ENDED         ENDED         ENDED
                                                 12/31/08       12/31/09      12/31/10      12/31/11      12/31/12      12/31/13
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$8.608      (a)$5.187     (a)$7.186     (a)$8.585     (a)$8.299     (a)$9.510
                                               (b)$8.500      (b)$5.100     (b)$6.988     (b)$8.283     (b)$7.951     (b)$9.053
          Ending AUV........................   (a)$5.187      (a)$7.186     (a)$8.585     (a)$8.299     (a)$9.510     (a)$13.406
                                               (b)$5.100      (b)$6.988     (b)$8.283     (b)$7.951     (b)$9.053     (b)$12.679
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)0          (a)2,489      (a)4,351
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)4,107
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.260     (a)$7.076     (a)$9.841     (a)$10.697    (a)$10.306    (a)$11.849
                                               (b)$10.124     (b)$6.964     (b)$9.622     (b)$10.391    (b)$9.947     (b)$11.362
          Ending AUV........................   (a)$7.076      (a)$9.841     (a)$10.697    (a)$10.306    (a)$11.849    (a)$16.060
                                               (b)$6.964      (b)$9.622     (b)$10.391    (b)$9.947     (b)$11.362    (b)$15.301
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)849        (a)3,944      (a)5,429
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)6,948
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION SAST - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.892      (a)$7.655     (a)$9.338     (a)$10.339    (a)$10.321    (a)$11.813
                                               (b)$9.764      (b)$7.536     (b)$9.133     (b)$10.047    (b)$9.964     (b)$11.330
          Ending AUV........................   (a)$7.655      (a)$9.338     (a)$10.339    (a)$10.321    (a)$11.813    (a)$14.407
                                               (b)$7.536      (b)$9.133     (b)$10.047    (b)$9.964     (b)$11.330    (b)$12.568
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)0          (a)2,701      (a)7,469
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH SAST - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.591     (a)$7.453     (a)$10.445    (a)$11.503    (a)$10.331    (a)$12.484
                                               (b)$10.461     (b)$7.343     (b)$10.223    (b)$11.186    (b)$9.982     (b)$11.983
          Ending AUV........................   (a)$7.453      (a)$10.445    (a)$11.503    (a)$10.331    (a)$12.484    (a)$15.900
                                               (b)$7.343      (b)$10.223    (b)$11.186    (b)$9.982     (b)$11.983    (b)$15.163
          Ending Number of AUs..............   (a)0           (a)0          (a)3,144      (a)9,382      (a)12,321     (a)13,213
                                               (b)0           (b)0          (b)325        (b)1,145      (b)1,099      (b)990
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH SAST - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.130     (a)$6.481     (a)$8.902     (a)$10.412    (a)$9.822     (a)$11.415
                                               (b)$10.007     (b)$6.385     (b)$8.713     (b)$10.126    (b)$9.490     (b)$10.957
          Ending AUV........................   (a)$6.481      (a)$8.902     (a)$10.412    (a)$9.822     (a)$11.415    (a)$14.641
                                               (b)$6.385      (b)$8.713     (b)$10.126    (b)$9.490     (b)$10.957    (b)$13.963
          Ending Number of AUs..............   (a)0           (a)0          (a)1,158      (a)6,773      (a)7,660      (a)9,079
                                               (b)0           (b)0          (b)120        (b)353        (b)357        (b)321
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME SAST - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.699      (a)$6.800     (a)$8.793     (a)$9.655     (a)$9.341     (a)$10.818
                                               (b)$9.578      (b)$6.698     (b)$8.605     (b)$9.387     (b)$9.023     (b)$10.382
          Ending AUV........................   (a)$6.800      (a)$8.793     (a)$9.655     (a)$9.341     (a)$10.818    (a)$14.235
                                               (b)$6.698      (b)$8.605     (b)$9.387     (b)$9.023     (b)$10.382    (b)$13.573
          Ending Number of AUs..............   (a)0           (a)0          (a)428        (a)1,946      (a)3,068      (a)35,953
                                               (b)0           (b)0          (b)43         (b)141        (b)141        (b)123
---------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION - AST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.550     (a)$8.642     (a)$10.419    (a)$11.697    (a)$11.641    (a)$12.850
                                               (b)$10.391     (b)$8.492     (b)$10.176    (b)$11.375    (b)$11.260    (b)$12.349
          Ending AUV........................   (a)$8.642      (a)$10.419    (a)$11.697    (a)$11.641    (a)$12.850    (a)$14.939
                                               (b)$8.492      (b)$10.176    (b)$11.375    (b)$11.260    (b)$12.349    (b)$13.412
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)0          (a)712        (a)679
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------


                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit and Early Access.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
        THE UNITED STATES LIFE INSURANCE COMPANY OF THE CITY OF NEW YORK
                           (NEW YORK ONLY) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                               INCEPTION TO      ENDED         ENDED         ENDED         ENDED         ENDED
                                                 12/31/08       12/31/09      12/31/10      12/31/11      12/31/12      12/31/13
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
BALANCED - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.990      (a)$8.077     (a)$9.878     (a)$10.892    (a)$10.985    (a)$12.254
                                               (b)$9.861      (b)$7.949     (b)$9.667     (b)$10.591    (b)$10.622    (b)$11.773
          Ending AUV........................   (a)$8.077      (a)$9.878     (a)$10.892    (a)$10.985    (a)$12.254    (a)$14.439
                                               (b)$7.949      (b)$9.667     (b)$10.591    (b)$10.622    (b)$11.773    (b)$13.782
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)761        (a)10,505     (a)18,302
                                               (b)0           (b)0          (b)0          (b)2,759      (b)2,692      (b)2,478
---------------------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.575     (a)$7.253     (a)$9.787     (a)$10.858    (a)$10.109    (a)$11.122
                                               (b)$10.385     (b)$7.103     (b)$9.522     (b)$10.495    (b)$9.707     (b)$10.611
          Ending AUV........................   (a)$7.253      (a)$9.787     (a)$10.858    (a)$10.109    (a)$11.122    (a)$14.694
                                               (b)$7.103      (b)$9.522     (b)$10.495    (b)$9.707     (b)$10.611    (b)$13.928
          Ending Number of AUs..............   (a)0           (a)0          (a)762        (a)1,914      (a)1,679      (a)7,014
                                               (b)0           (b)0          (b)77         (b)262        (b)276        (b)696
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION - AST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$12.045     (a)$8.087     (a)$10.906    (a)$13.198    (a)$12.098    (a)$14.780
                                               (b)$11.885     (b)$7.959     (b)$10.663    (b)$12.821    (b)$11.676    (b)$14.172
          Ending AUV........................   (a)$8.087      (a)$10.906    (a)$13.198    (a)$12.098    (a)$14.780    (a)$19.796
                                               (b)$7.959      (b)$10.663    (b)$12.821    (b)$11.676    (b)$14.172    (b)$18.859
          Ending Number of AUs..............   (a)0           (a)0          (a)913        (a)4,096      (a)4,271      (a)6,145
                                               (b)0           (b)0          (b)95         (b)326        (b)310        (b)5,857
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.475     (a)$6.515     (a)$9.219     (a)$9.930     (a)$9.663     (a)$10.855
                                               (b)$10.282     (b)$6.378     (b)$8.966     (b)$9.595     (b)$9.277     (b)$10.354
          Ending AUV........................   (a)$6.515      (a)$9.219     (a)$9.930     (a)$9.663     (a)$10.855    (a)$12.097
                                               (b)$6.378      (b)$8.966     (b)$9.595     (b)$9.277     (b)$10.354    (b)$11.512
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)0          (a)0          (a)0
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.397     (a)$10.404    (a)$10.264    (a)$10.097    (a)$9.930     (a)$9.768
                                               (b)$10.264     (b)$10.243    (b)$10.040    (b)$9.813     (b)$9.583     (b)$9.366
          Ending AUV........................   (a)$10.404     (a)$10.264    (a)$10.097    (a)$9.930     (a)$9.768     (a)$9.607
                                               (b)$10.243     (b)$10.040    (b)$9.813     (b)$9.583     (b)$9.366     (b)$9.153
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)9,275      (a)568        (a)88
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)82
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.581     (a)$9.713     (a)$12.544    (a)$13.726    (a)$14.403    (a)$15.824
                                               (b)$10.447     (b)$9.563     (b)$12.271    (b)$13.341    (b)$13.908    (b)$15.181
          Ending AUV........................   (a)$9.713      (a)$12.544    (a)$13.726    (a)$14.403    (a)$15.824    (a)$15.823
                                               (b)$9.563      (b)$12.271    (b)$13.341    (b)$13.908    (b)$15.181    (b)$15.082
          Ending Number of AUs..............   (a)0           (a)0          (a)1,583      (a)11,734     (a)13,277     (a)16,933
                                               (b)0           (b)0          (b)151        (b)523        (b)546        (b)622
---------------------------------------------------------------------------------------------------------------------------------
DAVIS VENTURE VALUE - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.806      (a)$6.924     (a)$9.116     (a)$10.083    (a)$9.523     (a)$10.584
                                               (b)$9.687      (b)$9.821     (b)$8.922     (b)$9.806     (b)$9.200     (b)$10.159
          Ending AUV........................   (a)$6.924      (a)$9.116     (a)$10.083    (a)$9.523     (a)$10.584    (a)$13.953
                                               (b)$6.821      (b)$8.922     (b)$9.806     (b)$9.200     (b)$10.159    (b)$13.306
          Ending Number of AUs..............   (a)0           (a)0          (a)1,640      (a)10,210     (a)13,579     (a)14,183
                                               (b)0           (b)0          (b)165        (b)552        (b)576        (b)1,431
---------------------------------------------------------------------------------------------------------------------------------


                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit and Early Access.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
        THE UNITED STATES LIFE INSURANCE COMPANY OF THE CITY OF NEW YORK
                           (NEW YORK ONLY) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                               INCEPTION TO      ENDED         ENDED         ENDED         ENDED         ENDED
                                                 12/31/08       12/31/09      12/31/10      12/31/11      12/31/12      12/31/13
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
"DOGS" OF WALL STREET - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.493      (a)$7.724     (a)$9.152     (a)$10.535    (a)$11.706    (a)$13.139
                                               (b)$9.378      (b)$7.589     (b)$8.889     (b)$10.115    (b)$11.127    (b)$12.408
          Ending AUV........................   (a)$7.724      (a)$9.152     (a)$10.535    (a)$11.706    (a)$13.139    (a)$17.701
                                               (b)$7.589      (b)$8.889     (b)$10.115    (b)$11.127    (b)$12.408    (b)$16.608
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)442        (a)1,130      (a)811
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)368
---------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$13.462     (a)$7.082     (a)$12.337    (a)$14.418    (a)$10.508    (a)$12.305
                                               (b)$13.287     (b)$6.971     (b)$12.066    (b)$14.009    (b)$10.144    (b)$11.802
          Ending AUV........................   (a)$7.082      (a)$12.337    (a)$14.418    (a)$10.508    (a)$12.305    (a)$11.724
                                               (b)$6.971      (b)$12.066    (b)$14.009    (b)$10.144    (b)$11.802    (b)$11.172
          Ending Number of AUs..............   (a)0           (a)0          (a)525        (a)1,016      (a)4,839      (a)9,260
                                               (b)0           (b)0          (b)58         (b)1,122      (b)1,061      (b)2,253
---------------------------------------------------------------------------------------------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.350      (a)$6.586     (a)$8.579     (a)$9.905     (a)$9.757     (a)$11.242
                                               (b)$9.149      (b)$6.417     (b)$8.294     (b)$9.504     (b)$9.298     (b)$10.644
          Ending AUV........................   (a)$6.586      (a)$8.579     (a)$9.905     (a)$9.757     (a)$11.242    (a)$14.548
                                               (b)$6.417      (b)$8.294     (b)$9.504     (b)$9.298     (b)$10.644    (b)$13.685
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)0          (a)898        (a)391
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)458
---------------------------------------------------------------------------------------------------------------------------------
FOREIGN VALUE - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.518     (a)$7.409     (a)$9.517     (a)$9.684     (a)$8.439     (a)$9.951
                                               (b)$10.382     (b)$7.294     (b)$9.309     (b)$9.411     (b)$8.148     (b)$9.546
          Ending AUV........................   (a)$7.409      (a)$9.517     (a)$9.684     (a)$8.439     (a)$9.951     (a)$12.109
                                               (b)$7.294      (b)$9.309     (b)$9.411     (b)$8.148     (b)$9.546     (b)$11.540
          Ending Number of AUs..............   (a)0           (a)0          (a)4,125      (a)11,505     (a)10,172     (a)10,532
                                               (b)0           (b)0          (b)429        (b)1,502      (b)1,482      (b)5,770
---------------------------------------------------------------------------------------------------------------------------------
FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND* - FTVIPT - Class 2 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.113      (a)$6.645     (a)$8.555     (a)$9.324     (a)$9.076     (a)$10.347
                                               (b)$9.081      (b)$6.604     (b)$8.448     (b)$9.151     (b)$8.847     (b)$10.021
          Ending AUV........................   (a)$6.645      (a)$8.555     (a)$9.324     (a)$9.076     (a)$10.347    (a)$12.662
                                               (b)$6.604      (b)$8.448     (b)$9.151     (b)$8.847     (b)$10.021    (b)$11.117
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)29,826     (a)34,761     (a)30,344
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INCOME VIP FUND* - FTVIPT - Class 2 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.365      (a)$7.070     (a)$9.478     (a)$10.556    (a)$10.684    (a)$11.898
                                               (b)$9.329      (b)$7.025     (b)$9.358     (b)$10.358    (b)$10.415    (b)$11.523
          Ending AUV........................   (a)$7.070      (a)$9.478     (a)$10.556    (a)$10.684    (a)$11.898    (a)$13.403
                                               (b)$7.025      (b)$9.358     (b)$10.358    (b)$10.415    (b)$11.523    (b)$12.424
          Ending Number of AUs..............   (a)0           (a)0          (a)2,050      (a)12,015     (a)17,952     (a)41,933
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$11.314     (a)$6.858     (a)$9.196     (a)$10.610    (a)$9.889     (a)$11.327
                                               (b)$11.153     (b)$6.742     (b)$8.982     (b)$10.296    (b)$9.534     (b)$10.850
          Ending AUV........................   (a)$6.858      (a)$9.196     (a)$10.610    (a)$9.889     (a)$11.327    (a)$12.729
                                               (b)$6.742      (b)$8.982     (b)$10.296    (b)$9.534     (b)$10.850    (b)$12.166
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)0          (a)0          (a)0
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------


                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit and Early Access.
                  * On May 1, 2014, the Franklin Income Securities Fund was renamed Franklin Income VIP Fund and the Franklin Templeton VIP Founding Funds Allocation Fund was renamed Franklin Founding Funds Allocation VIP Fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
        THE UNITED STATES LIFE INSURANCE COMPANY OF THE CITY OF NEW YORK
                           (NEW YORK ONLY) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                               INCEPTION TO      ENDED         ENDED         ENDED         ENDED         ENDED
                                                 12/31/08       12/31/09      12/31/10      12/31/11      12/31/12      12/31/13
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
GLOBAL BOND - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$11.213     (a)$11.574    (a)$12.269    (a)$12.858    (a)$13.408    (a)$13.735
                                               (b)$11.069     (b)$11.395    (b)$12.001    (b)$12.495    (b)$12.946    (b)$13.176
          Ending AUV........................   (a)$11.574     (a)$12.269    (a)$12.858    (a)$13.408    (a)$13.735    (a)$13.065
                                               (b)$11.395     (b)$12.001    (b)$12.495    (b)$12.946    (b)$13.176    (b)$12.452
          Ending Number of AUs..............   (a)0           (a)0          (a)82         (a)3,160      (a)12,059     (a)24,131
                                               (b)0           (b)0          (b)0          (b)72         (b)73         (b)949
---------------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITIES - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.205     (a)$6.882     (a)$8.781     (a)$9.900     (a)$8.748     (a)$10.084
                                               (b)$10.028     (b)$6.737     (b)$8.524     (b)$9.541     (b)$8.384     (b)$9.601
          Ending AUV........................   (a)$6.882      (a)$8.781     (a)$9.900     (a)$8.748     (a)$10.084    (a)$12.549
                                               (b)$6.737      (b)$8.524     (b)$9.541     (b)$8.384     (b)$9.601     (b)$10.646
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)592        (a)2,995      (a)6,584
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.604     (a)$10.952    (a)$11.261    (a)$11.658    (a)$12.311    (a)$12.600
                                               (b)$10.474     (b)$10.789    (b)$11.021    (b)$11.335    (b)$11.893    (b)$12.093
          Ending AUV........................   (a)$10.952     (a)$11.261    (a)$11.658    (a)$12.311    (a)$12.600    (a)$12.165
                                               (b)$10.789     (b)$11.021    (b)$11.335    (b)$11.893    (b)$12.093    (b)$11.601
          Ending Number of AUs..............   (a)0           (a)0          (a)1,215      (a)4,103      (a)8,973      (a)10,051
                                               (b)0           (b)0          (b)107        (b)398        (b)443        (b)522
---------------------------------------------------------------------------------------------------------------------------------
GROWTH - AST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.402     (a)$6.952     (a)$9.487     (a)$10.678    (a)$9.871     (a)$11.093
                                               (b)$10.273     (b)$6.848     (b)$9.284     (b)$10.382    (b)$9.536     (b)$10.647
          Ending AUV........................   (a)$6.952      (a)$9.487     (a)$10.678    (a)$9.871     (a)$11.093    (a)$14.789
                                               (b)$6.848      (b)$9.284     (b)$10.382    (b)$9.536     (b)$10.647    (b)$12.029
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)0          (a)291        (a)1,533
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
GROWTH-INCOME - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.649      (a)$6.614     (a)$8.369     (a)$9.206     (a)$9.835     (a)$11.031
                                               (b)$9.448      (b)$6.446     (b)$8.034     (b)$8.706     (b)$9.217     (b)$10.271
          Ending AUV........................   (a)$6.614      (a)$8.369     (a)$9.206     (a)$9.835     (a)$11.031    (a)$14.333
                                               (b)$6.446      (b)$8.034     (b)$8.706     (b)$9.217     (b)$10.271    (b)$11.790
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)3,086      (a)3,959      (a)4,504
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$11.502     (a)$8.257     (a)$9.629     (a)$11.805    (a)$11.365    (a)$13.175
                                               (b)$11.362     (b)$8.135     (b)$9.425     (b)$11.480    (b)$10.981    (b)$12.647
          Ending AUV........................   (a)$8.257      (a)$9.629     (a)$11.805    (a)$11.365    (a)$13.175    (a)$17.903
                                               (b)$8.135      (b)$9.425     (b)$11.480    (b)$10.981    (b)$12.647    (b)$17.075
          Ending Number of AUs..............   (a)0           (a)0          (a)1,662      (a)3,668      (a)3,130      (a)2,706
                                               (b)0           (b)0          (b)176        (b)494        (b)502        (b)427
---------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD BOND - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.031     (a)$7.030     (a)$9.845     (a)$11.125    (a)$11.440    (a)$13.198
                                               (b)$9.904      (b)$6.923     (b)$9.632     (b)$10.814    (b)$11.048    (b)$12.662
          Ending AUV........................   (a)$7.030      (a)$9.845     (a)$11.125    (a)$11.440    (a)$13.198    (a)$14.044
                                               (b)$6.923      (b)$9.632     (b)$10.814    (b)$11.048    (b)$12.662    (b)$13.387
          Ending Number of AUs..............   (a)0           (a)0          (a)127        (a)765        (a)4,697      (a)7,786
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)437
---------------------------------------------------------------------------------------------------------------------------------


                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit and Early Access.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
        THE UNITED STATES LIFE INSURANCE COMPANY OF THE CITY OF NEW YORK
                           (NEW YORK ONLY) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                               INCEPTION TO      ENDED         ENDED         ENDED         ENDED         ENDED
                                                 12/31/08       12/31/09      12/31/10      12/31/11      12/31/12      12/31/13
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.676     (a)$7.469     (a)$9.512     (a)$10.176    (a)$8.569     (a)$9.916
                                               (b)$10.537     (b)$7.352     (b)$9.303     (b)$9.888     (b)$8.272     (b)$9.510
          Ending AUV........................   (a)$7.469      (a)$9.512     (a)$10.176    (a)$8.569     (a)$9.916     (a)$11.795
                                               (b)$7.352      (b)$9.303     (b)$9.888     (b)$8.272     (b)$9.510     (b)$10.564
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)0          (a)186        (a)3,634
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH AND INCOME - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.993      (a)$6.282     (a)$7.914     (a)$8.358     (a)$7.105     (a)$8.497
                                               (b)$9.866      (b)$6.186     (b)$7.743     (b)$8.123     (b)$6.861     (b)$8.152
          Ending AUV........................   (a)$6.282      (a)$7.914     (a)$8.358     (a)$7.105     (a)$8.497     (a)$9.334
                                               (b)$6.186      (b)$7.743     (b)$8.123     (b)$6.861     (b)$8.152     (b)$8.935
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)0          (a)0          (a)0
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. AMERICAN FRANCHISE FUND, SERIES II SHARES
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.375     (a)$6.216     (a)$10.157    (a)$12.008    (a)$11.113    (a)$12.457
                                               (b)$10.177     (b)$6.090     (b)$9.904     (b)$11.641    (b)$10.705    (b)$11.876
          Ending AUV........................   (a)$6.216      (a)$10.157    (a)$12.008    (a)$11.113    (a)$12.457    (a)$13.853
                                               (b)$6.090      (b)$9.904     (b)$11.641    (b)$10.705    (b)$11.876    (b)$13.489
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)0          (a)0          (a)0
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. COMSTOCK FUND, SERIES II SHARES
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.081      (a)$6.657     (a)$8.451     (a)$9.665     (a)$9.353     (a)$10.995
                                               (b)$8.971      (b)$6.559     (b)$8.273     (b)$9.400     (b)$9.038     (b)$10.556
          Ending AUV........................   (a)$6.657      (a)$8.451     (a)$9.665     (a)$9.353     (a)$10.995    (a)$14.746
                                               (b)$6.559      (b)$8.273     (b)$9.400     (b)$9.038     (b)$10.556    (b)$14.065
          Ending Number of AUs..............   (a)0           (a)0          (a)2,494      (a)5,864      (a)5,437      (a)4,954
                                               (b)0           (b)0          (b)258        (b)792        (b)786        (b)674
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GROWTH AND INCOME FUND, SERIES II SHARES
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.574      (a)$7.398     (a)$9.076     (a)$10.066    (a)$9.726     (a)$10.994
                                               (b)$9.457      (b)$7.288     (b)$8.884     (b)$9.788     (b)$9.396     (b)$10.552
          Ending AUV........................   (a)$7.398      (a)$9.076     (a)$10.066    (a)$9.726     (a)$10.994    (a)$14.539
                                               (b)$7.288      (b)$8.884     (b)$9.788     (b)$9.396     (b)$10.552    (b)$13.865
          Ending Number of AUs..............   (a)0           (a)0          (a)2,841      (a)7,031      (a)6,834      (a)6,453
                                               (b)0           (b)0          (b)289        (b)897        (b)925        (b)1,685
---------------------------------------------------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME - LASF Class VC Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.046      (a)$6.828     (a)$8.025     (a)$9.314     (a)$8.648     (a)$9.582
                                               (b)$8.926      (b)$6.719     (b)$7.847     (b)$9.048     (b)$8.346     (b)$9.188
          Ending AUV........................   (a)$6.828      (a)$8.025     (a)$9.314     (a)$8.648     (a)$9.582     (a)$12.874
                                               (b)$6.719      (b)$7.847     (b)$9.048     (b)$8.346     (b)$9.188     (b)$12.265
          Ending Number of AUs..............   (a)0           (a)0          (a)1,256      (a)2,890      (a)3,696      (a)9,859
                                               (b)0           (b)0          (b)134        (b)401        (b)425        (b)869
---------------------------------------------------------------------------------------------------------------------------------
MANAGED ALLOCATION BALANCED - SST Class 3 Shares
(Inception Date - 1/19/10)
          Beginning AUV.....................   (a)N/A         (a)N/A        (a)$10.911    (a)$11.653    (a)$11.573    (a)$12.665
                                               (b)N/A         (b)N/A        (b)$10.626    (b)$11.278    (b)$11.128    (b)$12.100
          Ending AUV........................   (a)N/A         (a)N/A        (a)$11.653    (a)$11.573    (a)$12.665    (a)$13.484
                                               (b)N/A         (b)N/A        (b)$11.278    (b)$11.128    (b)$12.100    (b)$12.852
          Ending Number of AUs..............   (a)N/A         (a)N/A        (a)0          (a)0          (a)0          (a)0
                                               (b)N/A         (b)N/A        (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------


                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit and Early Access.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
        THE UNITED STATES LIFE INSURANCE COMPANY OF THE CITY OF NEW YORK
                           (NEW YORK ONLY) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                               INCEPTION TO      ENDED         ENDED         ENDED         ENDED         ENDED
                                                 12/31/08       12/31/09      12/31/10      12/31/11      12/31/12      12/31/13
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
MANAGED ALLOCATION GROWTH - SST Class 3 Shares
(Inception Date - 1/19/10)
          Beginning AUV.....................   (a)N/A         (a)N/A        (a)$10.378    (a)$11.352    (a)$10.482    (a)$11.902
                                               (b)N/A         (b)N/A        (b)$10.090    (b)$10.970    (b)$10.063    (b)$11.353
          Ending AUV........................   (a)N/A         (a)N/A        (a)$11.352    (a)$10.482    (a)$11.902    (a)$13.233
                                               (b)N/A         (b)N/A        (b)$10.970    (b)$10.063    (b)$11.353    (b)$12.594
          Ending Number of AUs..............   (a)N/A         (a)N/A        (a)0          (a)0          (a)0          (a)0
                                               (b)N/A         (b)N/A        (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
MANAGED ALLOCATION MODERATE GROWTH - SST Class 3 Shares
(Inception Date - 1/19/10)
          Beginning AUV.....................   (a)N/A         (a)N/A        (a)$10.464    (a)$11.340    (a)$10.812    (a)$12.067
                                               (b)N/A         (b)N/A        (b)$10.176    (b)$10.960    (b)$10.382    (b)$11.511
          Ending AUV........................   (a)N/A         (a)N/A        (a)$11.340    (a)$10.812    (a)$12.067    (a)$13.993
                                               (b)N/A         (b)N/A        (b)$10.960    (b)$10.382    (b)$11.511    (b)$13.262
          Ending Number of AUs..............   (a)N/A         (a)N/A        (a)3,437      (a)3,213      (a)8,782      (a)10,266
                                               (b)N/A         (b)N/A        (b)3,687      (b)7,763      (b)8,518      (b)8,627
---------------------------------------------------------------------------------------------------------------------------------
MANAGED ALLOCATION MODERATE - SST Class 3 Shares
(Inception Date - 1/19/10)
          Beginning AUV.....................   (a)N/A         (a)N/A        (a)$10.782    (a)$11.619    (a)$11.268    (a)$12.449
                                               (b)N/A         (b)N/A        (b)$10.486    (b)$11.230    (b)$10.820    (b)$11.877
          Ending AUV........................   (a)N/A         (a)N/A        (a)$11.619    (a)$11.268    (a)$12.449    (a)$13.397
                                               (b)N/A         (b)N/A        (b)$11.230    (b)$10.820    (b)$11.877    (b)$13.348
          Ending Number of AUs..............   (a)N/A         (a)N/A        (a)0          (a)0          (a)0          (a)0
                                               (b)N/A         (b)N/A        (b)0          (b)4,288      (b)4,065      (b)3,924
---------------------------------------------------------------------------------------------------------------------------------
MARSICO FOCUSED GROWTH - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.777     (a)$7.307     (a)$9.418     (a)$10.903    (a)$10.597    (a)$11.626
                                               (b)$10.639     (b)$7.194     (b)$9.213     (b)$10.597    (b)$10.232    (b)$11.152
          Ending AUV........................   (a)$7.307      (a)$9.418     (a)$10.903    (a)$10.597    (a)$11.626    (a)$15.443
                                               (b)$7.194      (b)$9.213     (b)$10.597    (b)$10.232    (b)$11.152    (b)$14.718
          Ending Number of AUs..............   (a)0           (a)0          (a)694        (a)1,328      (a)4,958      (a)4,799
                                               (b)0           (b)0          (b)76         (b)203        (b)219        (b)7,350
---------------------------------------------------------------------------------------------------------------------------------
MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.627     (a)$7.844     (a)$9.803     (a)$10.748    (a)$10.396    (a)$12.215
                                               (b)$10.475     (b)$7.712     (b)$9.576     (b)$10.431    (b)$10.024    (b)$11.702
          Ending AUV........................   (a)$7.844      (a)$9.803     (a)$10.748    (a)$10.396    (a)$12.215    (a)$15.878
                                               (b)$7.712      (b)$9.576     (b)$10.431    (b)$10.024    (b)$11.702    (b)$15.113
          Ending Number of AUs..............   (a)0           (a)0          (a)2,243      (a)5,557      (a)6,429      (a)5,733
                                               (b)0           (b)0          (b)232        (b)714        (b)709        (b)7,608
---------------------------------------------------------------------------------------------------------------------------------
MFS TOTAL RETURN - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.062     (a)$8.445     (a)$9.866     (a)$10.705    (a)$10.760    (a)$11.811
                                               (b)$9.884      (b)$8.273     (b)$9.603     (b)$10.352    (b)$10.336    (b)$11.272
          Ending AUV........................   (a)$8.445      (a)$9.866     (a)$10.705    (a)$10.760    (a)$11.811    (a)$13.861
                                               (b)$8.273      (b)$9.603     (b)$10.352    (b)$10.336    (b)$11.272    (b)$13.143
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)0          (a)12,387     (a)14,283
                                               (b)0           (b)0          (b)0          (b)2,835      (b)2,811      (b)2,598
---------------------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$11.218     (a)$7.064     (a)$9.921     (a)$12.273    (a)$11.385    (a)$13.029
                                               (b)$11.025     (b)$6.924     (b)$9.661     (b)$11.874    (b)$10.943    (b)$12.442
          Ending AUV........................   (a)$7.064      (a)$9.921     (a)$12.273    (a)$11.385    (a)$13.029    (a)$18.298
                                               (b)$6.924      (b)$9.661     (b)$11.874    (b)$10.943    (b)$12.442    (b)$17.361
          Ending Number of AUs..............   (a)0           (a)0          (a)645        (a)2,293      (a)2,164      (a)2,753
                                               (b)0           (b)0          (b)68         (b)190        (b)196        (b)162
---------------------------------------------------------------------------------------------------------------------------------


                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit and Early Access.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
        THE UNITED STATES LIFE INSURANCE COMPANY OF THE CITY OF NEW YORK
                           (NEW YORK ONLY) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                               INCEPTION TO      ENDED         ENDED         ENDED         ENDED         ENDED
                                                 12/31/08       12/31/09      12/31/10      12/31/11      12/31/12      12/31/13
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES - AST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$13.546     (a)$7.176     (a)$11.186    (a)$12.816    (a)$10.077    (a)$10.287
                                               (b)$13.390     (b)$7.074     (b)$10.956    (b)$12.472    (b)$9.743     (b)$9.881
          Ending AUV........................   (a)$7.176      (a)$11.186    (a)$12.816    (a)$10.077    (a)$10.287    (a)$10.733
                                               (b)$7.074      (b)$10.956    (b)$12.472    (b)$9.743     (b)$9.881     (b)$9.917
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)129        (a)3,723      (a)9,927
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$8.825      (a)$5.219     (a)$6.680     (a)$7.897     (a)$8.422     (a)$9.736
                                               (b)$8.709      (b)$5.137     (b)$6.532     (b)$7.672     (b)$8.129     (b)$9.336
          Ending AUV........................   (a)$5.219      (a)$6.680     (a)$7.897     (a)$8.422     (a)$9.736     (a)$9.401
                                               (b)$5.137      (b)$6.532     (b)$7.672     (b)$8.129     (b)$9.336     (b)$8.957
          Ending Number of AUs..............   (a)0           (a)0          (a)2,005      (a)5,434      (a)7,413      (a)10,657
                                               (b)0           (b)0          (b)211        (b)568        (b)575        (b)686
---------------------------------------------------------------------------------------------------------------------------------
REAL RETURN - SST Class 3 Shares
(Inception Date - 1/19/10)
          Beginning AUV.....................   (a)N/A         (a)N/A        (a)$11.475    (a)$11.616    (a)$12.173    (a)$12.490
                                               (b)N/A         (b)N/A        (b)$11.162    (b)$11.229    (b)$11.691    (b)$11.918
          Ending AUV........................   (a)N/A         (a)N/A        (a)$11.616    (a)$12.173    (a)$12.490    (a)$11.700
                                               (b)N/A         (b)N/A        (b)$11.229    (b)$11.691    (b)$11.918    (b)$11.092
          Ending Number of AUs..............   (a)N/A         (a)N/A        (a)1,697      (a)6,228      (a)10,699     (a)11,982
                                               (b)N/A         (b)N/A        (b)144        (b)633        (b)694        (b)1,264
---------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY VALUE - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.532      (a)$6.629     (a)$8.628     (a)$10.788    (a)$10.294    (a)$11.965
                                               (b)$9.413      (b)$6.529     (b)$8.442     (b)$10.487    (b)$9.943     (b)$11.481
          Ending AUV........................   (a)$6.629      (a)$8.628     (a)$10.788    (a)$10.294    (a)$11.965    (a)$15.973
                                               (b)$6.529      (b)$8.442     (b)$10.487    (b)$9.943     (b)$11.481    (b)$15.228
          Ending Number of AUs..............   (a)0           (a)0          (a)1,819      (a)4,008      (a)6,585      (a)5,209
                                               (b)0           (b)0          (b)193        (b)545        (b)553        (b)479
---------------------------------------------------------------------------------------------------------------------------------
SMALL & MID CAP VALUE - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.419     (a)$7.097     (a)$9.972     (a)$12.374    (a)$11.227    (a)$13.130
                                               (b)$10.294     (b)$6.994     (b)$9.763     (b)$12.036    (b)$10.850    (b)$12.606
          Ending AUV........................   (a)$7.097      (a)$9.972     (a)$12.374    (a)$11.227    (a)$13.130    (a)$17.842
                                               (b)$6.994      (b)$9.763     (b)$12.036    (b)$10.850    (b)$12.606    (b)$17.020
          Ending Number of AUs..............   (a)0           (a)0          (a)1,977      (a)9,420      (a)14,052     (a)15,603
                                               (b)0           (b)0          (b)201        (b)702        (b)696        (b)3,035
---------------------------------------------------------------------------------------------------------------------------------
SUNAMERICA DYNAMIC ALLOCATION - SAST Class 3 Shares
(Inception Date - 1/23/12)
          Beginning AUV.....................   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)$10.000    (a)$10.555
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)$9.999     (b)$10.486
          Ending AUV........................   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)$10.555    (a)$12.223
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)$10.486    (b)$12.065
          Ending Number of AUs..............   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)128,651    (a)793,783
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)24,051     (b)185,211
---------------------------------------------------------------------------------------------------------------------------------
SUNAMERICA DYNAMIC STRATEGY - SAST Class 3 Shares
(Inception Date - 7/16/12)
          Beginning AUV.....................   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)$10.000    (a)$10.434
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)$9.999     (b)$10.400
          Ending AUV........................   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)$10.434    (a)$12.126
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)$10.400    (b)$12.008
          Ending Number of AUs..............   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)17,039     (a)283,798
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)12,272     (b)220,983
---------------------------------------------------------------------------------------------------------------------------------


                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit and Early Access.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
        THE UNITED STATES LIFE INSURANCE COMPANY OF THE CITY OF NEW YORK
                           (NEW YORK ONLY) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                               INCEPTION TO      ENDED         ENDED         ENDED         ENDED         ENDED
                                                 12/31/08       12/31/09      12/31/10      12/31/11      12/31/12      12/31/13
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.284     (a)$6.217     (a)$9.222     (a)$10.936    (a)$10.203    (a)$10.843
                                               (b)$10.104     (b)$6.092     (b)$8.978     (b)$10.577    (b)$9.805     (b)$10.352
          Ending AUV........................   (a)$6.217      (a)$9.222     (a)$10.936    (a)$10.203    (a)$10.843    (a)$13.461
                                               (b)$6.092      (b)$8.978     (b)$10.577    (b)$9.805     (b)$10.352    (b)$11.106
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)127        (a)2,617      (a)3,537
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
TELECOM UTILITY - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$11.852     (a)$8.263     (a)$10.761    (a)$12.053    (a)$12.630    (a)$14.133
                                               (b)$11.700     (b)$8.135     (b)$10.526    (b)$11.713    (b)$12.180    (b)$13.540
          Ending AUV........................   (a)$8.263      (a)$10.761    (a)$12.053    (a)$12.630    (a)$14.133    (a)$16.721
                                               (b)$8.135      (b)$10.526    (b)$11.713    (b)$12.180    (b)$13.540    (b)$15.375
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)0          (a)798        (a)4,703
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.729     (a)$11.323    (a)$12.459    (a)$13.065    (a)$13.704    (a)$14.496
                                               (b)$10.499     (b)$11.050    (b)$12.081    (b)$12.586    (b)$13.116    (b)$13.784
          Ending AUV........................   (a)$11.323     (a)$12.459    (a)$13.065    (a)$13.704    (a)$14.496    (a)$13.782
                                               (b)$11.050     (b)$12.081    (b)$12.586    (b)$13.116    (b)$13.784    (b)$13.020
          Ending Number of AUs..............   (a)0           (a)0          (a)2,694      (a)10,750     (a)19,820     (a)20,143
                                               (b)0           (b)0          (b)257        (b)2,405      (b)2,522      (b)8,907
---------------------------------------------------------------------------------------------------------------------------------
VCP MANAGED ASSET ALLOCATION SAST PORTFOLIO - SAST Class 3 Shares
(Inception Date - 10/15/12)
          Beginning AUV.....................   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)$10.000    (a)$10.066
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)$9.999     (b)$10.063
          Ending AUV........................   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)$10.066    (a)$11.958
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)$10.063    (b)$11.877
          Ending Number of AUs..............   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)0          (a)10,951
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)0          (b)7,785
---------------------------------------------------------------------------------------------------------------------------------
VCP TOTAL RETURN BALANCED PORTFOLIO - SAST Class 3 Shares
(Inception Date - 4/30/13)
          Beginning AUV.....................   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)$--
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)$--
          Ending AUV........................   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)$10.845
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)$10.827
          Ending Number of AUs..............   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)9,092
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)5,746
---------------------------------------------------------------------------------------------------------------------------------
VCP VALUE PORTFOLIO - SAST Class 3 Shares
(Inception Date - 4/30/13)
          Beginning AUV.....................   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)$--
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)$--
          Ending AUV........................   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)$11.032
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)$11.013
          Ending Number of AUs..............   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)8,938
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)9,328
---------------------------------------------------------------------------------------------------------------------------------


                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit and Early Access.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------
   PROSPECTUS PROVISION            AVAILABILITY OR VARIATION           ISSUE STATE
------------------------------------------------------------------------------------
 Administration Charge     Contract Maintenance Fee is $30.          New Mexico
------------------------------------------------------------------------------------
 Administration Charge     Charge will be deducted pro-rata from     New York
                           Variable Portfolios only.                 Oregon
                                                                     Texas
                                                                     Washington
------------------------------------------------------------------------------------
 Annuity Date              You may switch to the Income Phase any    Florida
                           time after your first contract
                           anniversary.
------------------------------------------------------------------------------------
 Annuity Date              You may begin the Income Phase any time   New York
                           13 or more months after contract issue.
------------------------------------------------------------------------------------
 Free Look                 If you are age 65 or older on the         Arizona
                           contract issue date, the Free Look
                           period is 30 days.
------------------------------------------------------------------------------------
 Free Look                 If you are age 60 or older on the         California
                           contract issue date, the Free Look
                           period is 30 days.
------------------------------------------------------------------------------------
 Free Look                 The Free Look period is 21 days and the   Florida
                           amount is calculated as the value of
                           your contract plus fees and charges on
                           the day we receive your request in Good
                           Order at the Annuity Service Center.
------------------------------------------------------------------------------------
 Free Look                 The Free Look period is 20 days.          Idaho
                                                                     North Dakota
                                                                     Rhode Island
                                                                     Texas
------------------------------------------------------------------------------------
 Free Look                 The Free Look amount is calculated as     New York
                           the greater of (1) Purchase Payments or
                           (2) the value of your contract on the
                           day we receive your request in Good
                           Order at the Annuity Service Center.
------------------------------------------------------------------------------------
 Minimum Contract Value    The minimum remaining contract value      Texas
                           after a partial withdrawal must be
                           $2,000.
------------------------------------------------------------------------------------
 Nursing Home Waiver       The Nursing Home Waiver is not available  California
                           for contracts purchased on or after May
                           1, 2014.
------------------------------------------------------------------------------------
 Premium Tax               We deduct premium tax charges of 0.50%    California
                           for Qualified contracts and 2.35% for
                           Non-Qualified contracts based on
                           contract value when you begin the Income
                           Phase.
------------------------------------------------------------------------------------
 Premium Tax               We deduct premium tax charges of 2.0%     Maine
                           for Non-Qualified contracts based on
                           total Purchase Payments when you begin
                           the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax               We deduct premium tax charges of 3.5%     Nevada
                           for Non-Qualified contracts based on
                           contract value when you begin the Income
                           Phase.
------------------------------------------------------------------------------------
 Premium Tax               For the first $500,000 in the contract,   South Dakota
                           we deduct premium tax charges of 1.25%
                           for Non-Qualified contracts based on
                           total Purchase Payments when you begin
                           the Income Phase. For any amount in
                           excess of $500,000 in the contract, we
                           deduct front-end premium tax charges of
                           0.08% for Non-Qualified contracts based
                           on total Purchase Payments when you
                           begin the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax               We deduct premium tax charges of 1.0%     West Virginia
                           for Qualified contracts and 1.0% for
                           Non-Qualified contracts based on
                           contract value when you begin the Income
                           Phase.
------------------------------------------------------------------------------------
 Premium Tax               We deduct premium tax charges of 1.0%     Wyoming
                           for Non-Qualified contracts based on
                           total Purchase Payments when you begin
                           the Income Phase.
------------------------------------------------------------------------------------
 Purchase Payment Age      The Purchase Payment Age Limit is the     Kentucky
 Limitation                later of three years after contract       Minnesota
                           issue or the Owner's 63rd birthday.       Oklahoma
                                                                     Texas
                           If you elected the Early Access feature,
                           the Purchase Payment Age Limit is the
                           later of six years after contract issue
                           or the Owner's 66th birthday.
------------------------------------------------------------------------------------
 Purchase Payment Age      The Purchase Payment Age Limit is the     Washington
 Limitation                later of two years after contract issue
                           or the Owner's 62nd birthday.

                           If you elected the Early Access feature,
                           the Purchase Payment Age Limit is the
                           later of two years after contract issue
                           or the Owner's 62nd birthday.
------------------------------------------------------------------------------------
 Polaris Income Plus,      Charge will be deducted pro-rata from     New York
 Polaris Income Builder    Variable Portfolios only.                 Oregon
                                                                     Texas
                                                                     Washington
------------------------------------------------------------------------------------
 Transfer Privilege        Any transfer over the limit of 15 will    Pennsylvania
                           incur a $10 transfer fee.                 Texas
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            APPENDIX C - FORMULA AND EXAMPLES OF CALCULATIONS OF THE
               POLARIS INCOME PLUS AND POLARIS INCOME BUILDER FEE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The fee for Polaris Income Plus and Polaris Income Builder is assessed against the Income Base and deducted from the contract value at the end of each Benefit Quarter.

------------------------------------------------------------------------------------
                                                                           MAXIMUM
                                                                         ANNUALIZED
                                                                          FEE RATE
                                                                         DECREASE OR
                                                                          INCREASE
                                 INITIAL       MAXIMUM       MINIMUM        EACH
          NUMBER OF              ANNUAL        ANNUAL        ANNUAL        BENEFIT
       COVERED PERSONS          FEE RATE      FEE RATE      FEE RATE      QUARTER*
------------------------------------------------------------------------------------
 One Covered Person               1.10%         2.20%         0.60%       +/-0.25%
------------------------------------------------------------------------------------
 Two Covered Persons              1.35%         2.70%         0.60%       +/-0.25%
------------------------------------------------------------------------------------


* The fee rate can decrease or increase no more than 0.0625% each quarter (0.25%/ 4).

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee rate adjustment is based on the non-discretionary formula stated below which is tied to the change in the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange. The fee rate is based on the average of all VIX values as of Market Close on each day during the Benefit Quarter for which the fee is being calculated (the "Average Value of the VIX"). In general, as the Average Value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums and minimums identified in the table above.

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (AVERAGE VALUE OF THE VIX - 20)]

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT POLARIS INCOME PLUS FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE AVERAGE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS
FOLLOWS:

--------------------------------------------------------------------
                 AVERAGE     CALCULATED
   BENEFIT      VALUE OF       FORMULA       ANNUAL       QUARTERLY
   QUARTER         VIX         VALUE*       FEE RATE     FEE RATE**
--------------------------------------------------------------------
     1st          24.82          N/A          1.10%        0.2750%
--------------------------------------------------------------------
     2nd          21.49          N/A          1.10%        0.2750%
--------------------------------------------------------------------
     3rd          24.16          N/A          1.10%        0.2750%
--------------------------------------------------------------------
     4th          19.44          N/A          1.10%        0.2750%
--------------------------------------------------------------------
     5th          16.88         0.94%         0.94%        0.2350%
--------------------------------------------------------------------


* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.

** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

IN THE 5TH BENEFIT QUARTER, THE AVERAGE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

     Initial Annual Fee Rate + [0.05% x (Average Value of VIX - 20)]

     1.10% + [0.05% x (16.88 - 20)]

     1.10% +[0.05% x (-3.12)]

     1.10% + (-0.0016) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE
        MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

1.10% - 0.94% = 0.16% which is within 0.25% of the previous Annual Fee Rate (1.10%).

0.94% is higher than the Minimum Annual Fee Rate (0.60%) and is lower than the Maximum Annual Fee Rate (2.20%).

Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.

The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

AFTER THE 5TH BENEFIT QUARTER, ASSUME THE AVERAGE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

--------------------------------------------------------------------
                 AVERAGE     CALCULATED
   BENEFIT      VALUE OF       FORMULA       ANNUAL       QUARTERLY
   QUARTER         VIX          VALUE       FEE RATE      FEE RATE
--------------------------------------------------------------------
     6th          20.00         1.10%         1.10%        0.2750%
--------------------------------------------------------------------
     7th          25.57         1.38%         1.35%        0.3375%
--------------------------------------------------------------------
     8th          30.22         1.61%         1.60%        0.4000%
--------------------------------------------------------------------
     9th          26.02         1.40%         1.40%        0.3500%
--------------------------------------------------------------------
    10th          22.83         1.24%         1.24%        0.3100%
--------------------------------------------------------------------
    11th          19.88         1.09%         1.09%        0.2725%
--------------------------------------------------------------------
    12th          20.60         1.13%         1.13%        0.2825%
--------------------------------------------------------------------
    13th          14.44         0.82%         0.88%        0.2200%
--------------------------------------------------------------------
    14th          13.41         0.77%         0.77%        0.1925%
--------------------------------------------------------------------
    15th          9.11          0.56%         0.60%        0.1500%
--------------------------------------------------------------------
    16th          16.30         0.92%         0.85%        0.2125%
--------------------------------------------------------------------


IN THE 7TH BENEFIT QUARTER, THE AVERAGE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

     Initial Annual Fee Rate + [0.05% x (Average Value of VIX - 20)]

     1.10% + [0.05% x (25.57 - 20)]

     1.10% + [0.05% x (5.57)]

     1.10% + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE
        MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

1.10% - 1.38% = 0.28% which is more than 0.25% higher than the previous Annual Fee Rate of 1.10%.

The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35% (1.10% + 0.25%). This is within the Minimum and Maximum Annual Fee Rates.

Therefore, the Quarterly Fee Rate is 0.3375% (or 1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE AVERAGE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

     Initial Fee Rate + [0.05% x (Average Value of VIX - 20)]

     1.10% + [0.05% x (14.44 - 20)]

     1.10% + [0.05% x (-5.56)]

     1.10% + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE
        MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

1.13% - 0.82% = 0.31% which is more than a 0.25% Quarterly Annualized Fee Rate Decrease from the previous Annual Fee Rate of 1.13%.

Therefore, the Annual Fee Rate is adjusted to be exactly 0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13% - 0.25%).

IN THE 15TH BENEFIT QUARTER, THE AVERAGE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

     Initial Fee Rate + [0.05% x (Average Value of VIX - 20)]

     1.10% + [0.05% x (9.11 - 20)]

     1.10% + [0.05% x (-10.89)]

     1.10% + (-0.005445) = 0.56% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE
        MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

The Annual Fee Rate of 0.56% is lower than the Minimum Annual Fee Rate (0.60%).

Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the Average Value of the VIX. If your contract value falls to zero before the feature has been terminated, the fee will no longer be deducted.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 APPENDIX D - OPTIONAL LIVING BENEFITS EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following examples demonstrate how Purchase Payments invested and withdrawals taken from the contract affect the values and benefits of the currently offered living benefit features. The examples are based on a hypothetical contract over an extended period of time and do not assume any specific rate of return nor do they represent how your contract will actually perform.

The examples below assume election of Polaris Income Plus Income Option 1 (one Covered Person).

EXAMPLE 1: INITIAL VALUES

The values shown below are based on the following assumptions:

     - Benefit Effective Date = contract issue date

     - Initial Purchase Payment = $100,000

     - Covered Person = Owner age 67 on the Benefit Effective Date

     - Maximum Annual Withdrawal Percentage = 5.5%

----------------------------------------------------------------------------------------------------------------
                                                                                                       MAXIMUM
                                PURCHASE      ELIGIBLE                                   INCOME        ANNUAL
                                PAYMENTS      PURCHASE      CONTRACT       INCOME        CREDIT      WITHDRAWAL
         VALUES AS OF           INVESTED      PAYMENTS        VALUE         BASE          BASE         AMOUNT
----------------------------------------------------------------------------------------------------------------
   Benefit Effective Date       $100,000      $100,000      $100,000      $100,000      $100,000       $5,500
----------------------------------------------------------------------------------------------------------------


     - Income Base = Initial Purchase Payment = $100,000

     - Income Credit Base = Initial Purchase Payment = $100,000

     - Maximum Annual Withdrawal Amount = Income Base x Maximum Annual Withdrawal Percentage

          = $100,000 x 5.5% = $5,500

EXAMPLE 2: IMPACT OF ADDING SUBSEQUENT PURCHASE PAYMENTS AND ATTAINING HIGHEST ANNIVERSARY VALUES

The values shown below are based on the assumptions stated in Example 1 above, in addition to the following:

     - Subsequent Purchase Payment invested in the first contract year =
       $150,000.

     - Subsequent Purchase Payment invested in the second contract year =
       $10,000.

     - No withdrawals taken in the first 3 contract years

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                 MAXIMUM
                          PURCHASE  ELIGIBLE  INELIGIBLE   ASSUMED                          INCOME               ANNUAL
                           PAYMENT  PURCHASE   PURCHASE   CONTRACT  ANNIVERSARY   INCOME    CREDIT    INCOME   WITHDRAWAL
       VALUES AS OF       INVESTED  PAYMENTS   PAYMENTS     VALUE      VALUE       BASE      BASE     CREDIT     AMOUNT
-------------------------------------------------------------------------------------------------------------------------
 Benefit Effective Date   $100,000  $100,000      $0      $100,000       --      $100,000  $100,000     --       $5,500
-------------------------------------------------------------------------------------------------------------------------
         Year 1           $150,000  $150,000      $0      $245,000       --      $250,000  $250,000     --       $13,750
-------------------------------------------------------------------------------------------------------------------------
     1st Anniversary         --        --         --      $270,000    $270,000   $270,000  $270,000   $15,000    $14,850
-------------------------------------------------------------------------------------------------------------------------
         Year 2            $10,000     --       $10,000   $290,000       --      $270,000  $270,000     --       $14,850
-------------------------------------------------------------------------------------------------------------------------
     2nd Anniversary         --        --         --      $297,000    $287,000   $287,000  $287,000   $16,200    $15,785
-------------------------------------------------------------------------------------------------------------------------
     3rd Anniversary         --        --         --      $320,000    $310,000   $310,000  $310,000   $17,220    $17,050
-------------------------------------------------------------------------------------------------------------------------


     Eligible Purchase Payments:

       - First contract year = $250,000 ($100,000 + $150,000 = $250,000)

     Ineligible Purchase Payments

       - Second contract year = $10,000 (Purchase Payments received after the first year)

The values of the feature are impacted by adding subsequent Purchase Payments as follows:

     - The Income Base, Income Credit Base and the Maximum Annual Withdrawal Amount ("MAWA") are recalculated at the time each subsequent Eligible Purchase Payment is received.

       - In year 1, the Income Base and Income Credit Base were increased to $250,000 ($100,000 + $150,000); and the MAWA was increased to $13,750
         ($250,000 x 5.5%).

The values of the feature are impacted by attaining the highest Anniversary Values as follows:

     - The Income Base and Income Credit Base are increased to the highest Anniversary Value on each anniversary if the current Anniversary Value is greater than the current Income Base plus the Income Credit and all previous Anniversary Values; and the Maximum Annual Withdrawal Amount ("MAWA") is recalculated based on the value of the new Income Base.

       - On the 1st anniversary, the Income Base and Income Credit Base were increased to $270,000 ($270,000 is greater than $250,000 + $15,000
         Income Credit); and the MAWA was increased to $14,850 ($270,000 x
         5.5%).

       - On the 2nd anniversary, the Income Base and Income Credit Base were increased to $287,000 ($297,000 less Ineligible Purchase Payment of $10,000 = $287,000, which is greater than $270,000 + $16,200 Income
         Credit); and the MAWA was increased to $15,785 ($287,000 x 5.5%).

       - On the 3rd anniversary, the Income Base and Income Credit Base were increased to $310,000 ($320,000 less Ineligible Purchase Payment of $10,000 = $310,000, which is greater than $287,000 + $17,220 Income
         Credit) and the MAWA was increased to $17,050 ($310,000 x 5.5%).

EXAMPLE 3: IMPACT OF TAKING WITHDRAWALS (UP TO THE MAXIMUM ANNUAL WITHDRAWAL AMOUNT)

The values shown below are based on the assumptions stated in Examples 1 and 2 above, in addition to the following:

     - Withdrawals of 5% of Income Base taken in the fourth and fifth contract years.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MAXIMUM
                                             ASSUMED                                   INCOME                      ANNUAL
                             WITHDRAWAL     CONTRACT     ANNIVERSARY     INCOME        CREDIT        INCOME      WITHDRAWAL
        VALUES AS OF            TAKEN         VALUE         VALUE         BASE          BASE         CREDIT        AMOUNT
----------------------------------------------------------------------------------------------------------------------------
      3rd Anniversary            --         $320,000      $310,000      $310,000      $310,000       $17,220       $17,050
----------------------------------------------------------------------------------------------------------------------------
          Year 4               $15,500      $322,000         --         $310,000      $310,000         --          $17,050
----------------------------------------------------------------------------------------------------------------------------
      4th Anniversary            --         $321,000      $311,000      $313,100      $310,000       $3,100        $17,221
----------------------------------------------------------------------------------------------------------------------------
          Year 5               $15,655      $312,000         --         $313,100      $310,000         --          $17,221
----------------------------------------------------------------------------------------------------------------------------
      5th Anniversary            --         $305,000      $295,000      $316,200      $310,000       $3,100        $17,391
----------------------------------------------------------------------------------------------------------------------------


     - In year 4, $15,500 was withdrawn ($310,000 x 5%).

     - In year 5, $15,655 was withdrawn ($313,100 x 5%).

The values of the feature are impacted by withdrawals taken as follows:

     - The Income Base and Income Credit Base are not reduced because the amount of the withdrawal taken was less than the Maximum Annual Withdrawal Amount ("MAWA")

       - In year 4, $15,500 was withdrawn and is less than the MAWA of $17,050.

       - In year 5, $15,655 was withdrawn and is less than the MAWA of $17,221.

     - The Income Credit Percentage used to determine the amount of the Income Credit added on the 4th and 5th anniversaries were reduced by the percent withdrawn (6% Income Credit Percentage - 5% withdrawal = 1% Income Credit Percentage)

Income Credit = $3,100 ($310,000 Income Credit Base x 1% Income Credit
                                   Percentage)

NOTE: When the Income Base is increased due to the addition of the Income Credit, the Income Credit Base is not increased. The Income Credit Base is increased by the addition of Eligible Purchase Payments and when the Income Base is increased to the highest Anniversary Value (as shown in Example 2 above).

EXAMPLE 4: IMPACT OF TAKING EXCESS WITHDRAWALS (IN EXCESS OF THE MAXIMUM ANNUAL WITHDRAWAL AMOUNT)

The values shown below are based on the assumptions stated in Examples 1, 2 and 3 above, in addition to the following:

     - Withdrawals of 8% of Income Base taken in the sixth and seventh contract years.

-----------------------------------------------------------------------------------------------------------
                                                                                                   MAXIMUM
                                         ASSUMED                             INCOME                ANNUAL
                            WITHDRAWAL   CONTRACT  ANNIVERSARY    INCOME     CREDIT     INCOME   WITHDRAWAL
        VALUES AS OF           TAKEN      VALUE       VALUE        BASE       BASE      CREDIT     AMOUNT
-----------------------------------------------------------------------------------------------------------
      5th Anniversary           --       $305,000    $295,000    $316,200   $310,000    $3,100     $17,391
-----------------------------------------------------------------------------------------------------------
          Year 6              $25,296    $280,000       --       $307,505   $301,475      --       $16,913
-----------------------------------------------------------------------------------------------------------
      6th Anniversary           --       $290,000    $280,000    $307,505   $301,475      $0       $16,913
-----------------------------------------------------------------------------------------------------------
          Year 7              $24,600    $260,000       --       $298,864   $293,004      --       $16,438
-----------------------------------------------------------------------------------------------------------
      7th Anniversary           --       $230,000    $220,000    $298,864   $293,004      $0       $16,437
-----------------------------------------------------------------------------------------------------------


The values of the feature are impacted by taking withdrawals in excess of the Maximum Annual Withdrawal Amount ("MAWA") as follows:

     - The Income Base and Income Credit Base are reduced by the same proportion by which the contract value is reduced by the amount in excess of the
       MAWA:

       - In year 6, the reduction proportion is 2.75% ([$25,296 - $17,391] / [$305,000 - $17,391]); the reduced Income Base is $307,505 ($316,200 x
         [1 - 2.75%]); and the reduced Income Credit Base is $301,475 ($310,000 x [1 - 2.75%]).

       - In year 7, the reduction proportion is 2.81% ([$24,600 - $16,913] / [$290,000 - $16,913]); the reduced Income Base is $298,864 ($307,505 x
         [1 - 2.81%]); and the reduced Income Credit Base is $293,004 ($301,475 x [1 - 2.81%]).

     - The Income Credit Percentage is reduced to 0% because the withdrawal taken was in excess of the MAWA.

     - The MAWA is recalculated based on the reduced Income Base.

EXAMPLE 5: PROTECTED INCOME PAYMENT

The values shown below are based on the assumptions stated in Examples 1, 2, 3 and 4 above, in addition to the following:

     - Contract values as shown below and reduced to $0 in Year 11 due to market conditions.

     - No withdrawals taken after the seventh contract year.

----------------------------------------------------------------------------------------------------------
                                                                                       MAXIMUM
                             ASSUMED                             INCOME                ANNUAL    PROTECTED
                             CONTRACT  ANNIVERSARY    INCOME     CREDIT     INCOME   WITHDRAWAL    INCOME
        VALUES AS OF          VALUE       VALUE        BASE       BASE      CREDIT     AMOUNT     PAYMENT
----------------------------------------------------------------------------------------------------------
      7th Anniversary        $230,000    $220,000    $298,864   $293,004      $0       $16,437       --
----------------------------------------------------------------------------------------------------------
      8th Anniversary        $150,000    $140,000    $316,444   $293,004   $17,580     $17,404       --
----------------------------------------------------------------------------------------------------------
      9th Anniversary        $100,000    $90,000     $334,024   $293,004   $17,580     $18,371       --
----------------------------------------------------------------------------------------------------------
     10th Anniversary        $50,000     $40,000     $351,604   $293,004   $17,580     $19,338       --
----------------------------------------------------------------------------------------------------------
          Year 11               $0          $0       $351,604   $293,004      --       $19,338       --
----------------------------------------------------------------------------------------------------------
     11th Anniversary           $0          $0       $351,604   $293,004      --         --       $14,064
----------------------------------------------------------------------------------------------------------


     - The Protected Income Payment of $14,064 ($351,604 x 4%) will be paid for the lifetime of the Covered Person.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX E - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following details the standard and Maximum Anniversary Value death benefits payable upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner of the contract, whether a Living Benefit was elected, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse's date of death.

Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

We define "Continuation Net Purchase Payments" as Net Purchase Payments made on or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered the initial Continuation Purchase Payment. We define "Continuation Purchase Payments" as Purchase Payments made on or after the Continuation Date.

The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.

The term "Withdrawal Adjustment" is used, if a Living Benefit had been elected, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when the Continuing Spouse takes a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to the Continuing Spouse's 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to the Continuing Spouse's 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the excess withdrawal reduced the resulting contract value. If a withdrawal is taken on or after the Continuing Spouse's 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS DESCRIBED BELOW ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER THE CONTINUING SPOUSE'S 86TH BIRTHDAY.

The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether the original Owner had elected a Living Benefit, described above.

A. STANDARD AND MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT AND THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:

     1.  STANDARD DEATH BENEFIT

          If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:

          a.  Contract value; or

          b.  Continuation Net Purchase Payments.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.

     2.  OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

          If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greatest of:

          a.  Contract value; or

          b.  Continuation Net Purchase Payments; or

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, plus any Continuation Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable anniversary after the Continuation Date.

If the Continuing Spouse is age 81-85 on the Continuation Date, then the death benefit will be the Standard Death Benefit described above and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT AND THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:

     1.  STANDARD DEATH BENEFIT

          If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:

          a. Contract value; or

          b. Continuation Purchase Payments reduced by:

               (i) any Withdrawal Adjustments after the Continuation Date, if the Living Benefit has not been terminated; or

               (ii) any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value.

     2.  OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

          If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greatest of:

          a. Contract value; or

          b. Continuation Purchase Payments reduced by:

               (i) any Withdrawal Adjustments after the Continuation Date, if the Living Benefit has not been terminated; or

               (ii) any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, plus Continuation Purchase Payments received since that contract anniversary; and reduced by:

               (i) any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated: or

               (ii) any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          The anniversary value for any year is equal to the contract value on the applicable anniversary.

          If the Continuing Spouse is age 81-85 on the Continuation Date, the death benefit will be the Standard Death Benefit with election of a Living Benefit, described above and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

  Please forward a copy (without charge) of the Polaris Preferred Solution Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)


       ---------------------------------------------------------------
       Name

       ----------------------------------------------------------
       Address

       ----------------------------------------------------------
       City/State/Zip


Contract Issue Date: -------------------------------------------------------


Date: ------------------------------    Signed: ----------------------------



  Return to:  Issuing Company ------------------------------------------
  Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570

                        (POLARIS PREFERRED SOLUTION LOGO)
                                   PROSPECTUS
                                   MAY 1, 2014

               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                               issued by Depositor
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             in all states except in New York where it is issued by
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                               in connection with
                            VARIABLE SEPARATE ACCOUNT
                                       and
                          FS VARIABLE SEPARATE ACCOUNT


This variable annuity has several investment choices - Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Underlying Funds are part of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Anchor Series Trust, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., Seasons Series Trust and SunAmerica Series Trust.



UNDERLYING FUNDS:                                            MANAGED BY:
     Aggressive Growth                                       Wells Capital Management Incorporated
     Alliance Growth                                         AllianceBernstein L.P.
     American Funds Asset Allocation SAST                    Capital Research and Management Company(1)
     American Funds Global Growth SAST                       Capital Research and Management Company(1)
     American Funds Growth-Income SAST                       Capital Research and Management Company(1)
     American Funds Growth SAST                              Capital Research and Management Company(1)
     Asset Allocation                                        Edge Asset Management, Inc.
     Balanced                                                J.P. Morgan Investment Management Inc.
     Blue Chip Growth                                        Massachusetts Financial Services Company(2)
     Capital Appreciation                                    Wellington Management Company, LLP
     Capital Growth                                          The Boston Company Asset Management, LLC(3)
     Cash Management                                         BofA Advisors, LLC
     Corporate Bond                                          Federated Investment Management Company
     Davis Venture Value                                     Davis Selected Advisers, L.P.
     "Dogs" of Wall Street                                   SunAmerica Asset Management, LLC(4)
     Emerging Markets                                        J.P. Morgan Investment Management Inc.
     Equity Opportunities                                    OppenheimerFunds, Inc.
     Foreign Value                                           Templeton Investment Counsel, LLC
     Franklin Founding Funds Allocation VIP Fund(5)          Franklin Templeton Services, LLC
     Franklin Income VIP Fund(5)                             Franklin Advisers, Inc.
     Fundamental Growth                                      Wells Capital Management Incorporated
     Global Bond                                             Goldman Sachs Asset Management International
     Global Equities                                         J.P. Morgan Investment Management Inc.
     Government and Quality Bond                             Wellington Management Company, LLP
     Growth                                                  Wellington Management Company, LLP
     Growth-Income                                           J.P. Morgan Investment Management Inc.
     Growth Opportunities                                    Invesco Advisers, Inc.
     High-Yield Bond                                         PineBridge Investments LLC
     International Diversified Equities                      Morgan Stanley Investment Management Inc.
     International Growth and Income                         Putnam Investment Management, LLC
     Invesco V.I. American Franchise Fund, Series II Shares  Invesco Advisers, Inc.
     Invesco V.I. Comstock Fund, Series II Shares            Invesco Advisers, Inc.
     Invesco V.I. Growth and Income Fund, Series II Shares   Invesco Advisers, Inc.
     Lord Abbett Growth and Income                           Lord, Abbett & Co. LLC
     Managed Allocation Balanced                             Ibbotson Associates, Inc.
     Managed Allocation Growth                               Ibbotson Associates, Inc.
     Managed Allocation Moderate                             Ibbotson Associates, Inc.
     Managed Allocation Moderate Growth                      Ibbotson Associates, Inc.
     Marsico Focused Growth                                  Marsico Capital Management, LLC
     MFS Massachusetts Investors Trust                       Massachusetts Financial Services Company





(Underlying Funds continued on next page)

UNDERLYING FUNDS:                   MANAGED BY:
     MFS Total Return               Massachusetts Financial Services Company
     Mid-Cap Growth                 J.P. Morgan Investment Management Inc.
     Natural Resources              Wellington Management Company, LLP
     Real Estate                    Pyramis Global Advisors, LLC(6)
     Real Return                    Wellington Management Company, LLP
     Small & Mid Cap Value          AllianceBernstein L.P.
     Small Company Value            Franklin Advisory Services, LLC
     SunAmerica Dynamic Allocation  SunAmerica Asset Management, LLC(4) and
       Portfolio                      AllianceBernstein L.P.
     SunAmerica Dynamic Strategy    SunAmerica Asset Management, LLC(4) and
       Portfolio                      AllianceBernstein L.P.
     Technology                     Columbia Management Investment Advisers, LLC
     Telecom Utility                Massachusetts Financial Services Company
     Total Return Bond              Pacific Investment Management Company LLC
     VCP Managed Asset Allocation   Capital Research and Management Company
       SAST Portfolio(7)
     VCP Total Return Balanced      Pacific Investment Management Company LLC
       Portfolio
     VCP Value Portfolio            Invesco Advisers, Inc.



(1) Capital Research and Management Company manages the corresponding Master Fund (defined below) in which the Underlying Fund invests. The investment adviser of the Feeder Funds is SAAMCo.


(2) On or about October 1, 2013, the investment manager of the Blue Chip Growth Portfolio changed from SunAmerica Asset Management Corp. to Massachusetts Financial Services Company.



(3) On May 1, 2014, the investment manager of the Capital Growth Portfolio changed from OppenheimerFunds, Inc. to The Boston Company Asset Management, LLC.



(4) On January 1, 2014, SunAmerica Asset Management Corp. was renamed SunAmerica Asset Management, LLC.



(5) On May 1, 2014, the Franklin Income Securities Fund was renamed Franklin Income VIP Fund and the Franklin Templeton VIP Founding Funds Allocation Fund was renamed Franklin Founding Funds Allocation VIP Fund.



(6) On or about October 1, 2013, the investment manager of the Real Estate Portfolio changed from Davis Selected Advisers, L.P. to Pyramis Global Advisors, LLC.



(7) On August 12, 2013, the Protected Asset Allocation SAST Portfolio was renamed VCP Managed Asset Allocation SAST Portfolio.


This variable annuity offers the optional Polaris Rewards feature which provides a Payment Enhancement. If you elect this feature, in exchange for Payment Enhancements credited to your contract, your withdrawal charge schedule will be longer and greater than if you choose not to elect this feature. You will also pay an additional fee for a specified period of time. The withdrawal charge and feature fee may more than offset the value of any Payment Enhancement.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity, including a description of all material features of the contract.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2014. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

VARIABLE ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


GLOSSARY...................................................................      3
HIGHLIGHTS.................................................................      4
FEE TABLE..................................................................      6
      Maximum Owner Transaction Expenses..................................       6
      Contract Maintenance Fee............................................       6
      Separate Account Annual Expenses....................................       6
      Additional Optional Feature Fees....................................       6
         Optional Polaris Income Plus and Polaris Income Builder Fee.......      6
      Underlying Fund Expenses............................................       6
MAXIMUM AND MINIMUM EXPENSE EXAMPLES.......................................      8
THE POLARIS PREFERRED SOLUTION VARIABLE ANNUITY............................      9
PURCHASING A POLARIS PREFERRED SOLUTION VARIABLE ANNUITY...................      9
      Allocation of Purchase Payments.....................................      10
      Polaris Rewards Feature.............................................      11
      Early Access Feature................................................      11
      Accumulation Units..................................................      12
      Free Look...........................................................      12
      Exchange Offers.....................................................      13
      Important Information for Military Servicemembers...................      13
INVESTMENT OPTIONS.........................................................     13
      Variable Portfolios.................................................      13
         AIM Variable Insurance Funds (Invesco Variable Insurance Funds)...     13
         Anchor Series Trust...............................................     14
         Franklin Templeton Variable Insurance Products Trust..............     13
         Lord Abbett Series Fund, Inc. ....................................     14
         Seasons Series Trust..............................................     14
         SunAmerica Series Trust...........................................     14
      Substitution, Addition or Deletion of Variable Portfolios...........      17
      Fixed Accounts......................................................      17
      Dollar Cost Averaging Fixed Accounts................................      17
      Dollar Cost Averaging Program.......................................      18
      Polaris Portfolio Allocator Program.................................      18
      50%-50% Combination Model Program...................................      20
      Transfers During the Accumulation Phase.............................      22
      Automatic Asset Rebalancing Program.................................      24
      Return Plus Program.................................................      24
      Voting Rights.......................................................      25
ACCESS TO YOUR MONEY.......................................................     25
      Free Withdrawal Amount..............................................      25
      Systematic Withdrawal Program.......................................      26
      Nursing Home Waiver.................................................      26
      Minimum Contract Value..............................................      27
      Qualified Contract Owners...........................................      27
OPTIONAL LIVING BENEFITS...................................................     27
      Polaris Income Plus and Polaris Income Builder......................      29
MARKETLOCK FEATURES EXTENSION PARAMETERS...................................     39
DEATH BENEFITS.............................................................     41
      Beneficiary Continuation Programs...................................      42
      Death Benefit Defined Terms.........................................      43
      Death Benefit Options...............................................      43
      Standard Death Benefit..............................................      43
      Optional Maximum Anniversary Value Death Benefit....................      44
      Spousal Continuation................................................      44
EXPENSES...................................................................     45
      Separate Account Expenses...........................................      45
      Withdrawal Charges..................................................      45
      Underlying Fund Expenses............................................      46
      Contract Maintenance Fee............................................      46
      Transfer Fee........................................................      46
      Optional Living Benefit Fees........................................      46
      Optional Polaris Income Plus and Polaris Income Builder Living
               Benefit Fee.................................................     47
      Optional Maximum Anniversary Value Death Benefit Fee................      47
      Optional Polaris Rewards Feature Fee................................      47
      Optional Early Access Feature Fee...................................      47
      Premium Tax.........................................................      47
      Income Taxes........................................................      47
      Reduction or Elimination of Fees, Expenses, and Additional Amounts
               Credited....................................................     47
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT...................     48
ANNUITY INCOME OPTIONS.....................................................     49
      The Income Phase....................................................      49
      Annuity Income Options..............................................      50
      Fixed or Variable Annuity Income Payments...........................      50
      Annuity Income Payments.............................................      51
      Transfers During the Income Phase...................................      51
      Deferment of Payments...............................................      51
TAXES......................................................................     51
      Annuity Contracts in General........................................      51
      Tax Treatment of Distributions - Non-Qualified Contracts............      52
      Tax Treatment of Distributions - Qualified Contracts................      52
      Required Minimum Distributions......................................      53
      Tax Treatment of Death Benefits.....................................      54
      Tax Treatment of Optional Living Benefits...........................      54
      Contracts Owned by a Trust or Corporation...........................      54
      Gifts, Pledges and/or Assignments of a Contract.....................      54
      Diversification and Investor Control................................      55
OTHER INFORMATION..........................................................     55
      The Distributor.....................................................      55
      The Company.........................................................      55
      The Separate Account................................................      56
      The General Account.................................................      57
      Financial Statements................................................      57
      Administration......................................................      57
      Legal Proceedings...................................................      58
      Registration Statements.............................................      58
CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION............................     58
APPENDIX A - CONDENSED FINANCIAL INFORMATION...............................    A-1
APPENDIX B - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY................    B-1
APPENDIX C - FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME
  PLUS AND POLARIS INCOME BUILDER FEE......................................    C-1
APPENDIX D - OPTIONAL LIVING BENEFITS EXAMPLES.............................    D-1
APPENDIX E - LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2013.....    E-1
APPENDIX F - MARKETLOCK INCOME PLUS EXTENSION PARAMETERS FOR CONTRACTS
  PURCHASED PRIOR TO MAY 3, 2009...........................................    F-1
APPENDIX G - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION ................    G-1
APPENDIX H - DEATH BENEFITS AND SPOUSAL CONTINUATION DEATH BENEFITS FOR
  CONTRACTS ISSUED PRIOR TO JANUARY 23, 2012...............................    H-1
APPENDIX I - WITHDRAWAL CHARGE SCHEDULES, FREE WITHDRAWAL AMOUNT AND
  CONTRACT MAINTENANCE FEE FOR CONTRACTS ISSUED PRIOR TO JULY 18, 2011.....    I-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.
ACCUMULATION PHASE - The period during which you invest money in your contract. ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.
ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.
ANNUITY DATE - The date you select on which annuity income payments begin. ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or, in the case of a non-natural Owner, the Annuitant dies. If your contract is jointly owned, you and the joint Owner are each other's primary Beneficiary.

COMPANY - Refers to American General Life Insurance Company ("AGL") or The United States Life Insurance Company in the City of New York ("US Life") for contracts issued in New York only, the insurer that issues this contract. The term "we," "us" and "our" are also used to identify the issuing Company. CONTINUATION CONTRIBUTION - An amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner exceeds the contract value as of the Good Order date. We will contribute this amount, if any, to the contract value upon a spousal continuation.
CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FEEDER FUNDS - Each of the following Feeder Funds invests exclusively in shares of a corresponding Master Fund: American Funds Global Growth SAST, American Funds Growth SAST, American Funds Growth-Income SAST, American Funds Asset Allocation SAST, and VCP Managed Asset Allocation SAST Variable Portfolios.

FIXED ACCOUNT - An account, if available, in which you may invest money and earn a fixed rate of return. Fixed Accounts are obligations of the General Account. FUND-OF-FUNDS - An Underlying Fund that pursues its investment goal by investing its assets in a combination of other Underlying Funds. Expenses for a Fund-of-Funds may be higher than that for other funds because a Fund-of-Funds bears its own expenses and indirectly bears its proportionate share of expenses of the Underlying Funds in which it invests. As a result, you will pay higher fees and expenses under the Fund-of-Funds structure than if you invested directly in each of the Underlying Funds held in the Fund-of-Funds structure.
GENERAL ACCOUNT - The Company's account, which includes any amounts you have allocated to available Fixed Accounts and the Secure Value Account, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios.
GOOD ORDER - Fully and accurately completed forms, including any necessary supplementary documentation, applicable to any given transaction or request received by us.
INCOME PHASE - The period upon annuitization during which we make annuity income payments to you.
INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.
LATEST ANNUITY DATE - The first business day of the month following your 95th birthday.
MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.
MASTER FUNDS - Funds of the American Funds Insurance Series in which the Feeder Funds invest.
NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").
NYSE - New York Stock Exchange
OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner. PAYMENT ENHANCEMENT(S) - The amount(s) allocated to your contract by us under the Polaris Rewards feature. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.
PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

PURCHASE PAYMENTS LIMIT - $1,000,000 for contracts issued on or after May 1, 2014. $1,500,000 for contracts issued prior to May 1, 2014.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.
SECURE VALUE ACCOUNT - A Fixed Account, available only with election of certain living benefits, to which we allocate a percentage of every Purchase Payment and Continuation Contribution.
SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's general account. The Separate Account consists of Variable Portfolios or subaccounts, each investing in shares of the Underlying Funds.
TRUSTS - Collectively refers to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Anchor Series Trust, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., Seasons Series Trust and SunAmerica Series Trust.
UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.
VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio, which is a subaccount of the Separate Account, invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The Polaris Preferred Solution Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts, if available. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to help provide for your retirement.


FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever longer period is required in your state), and not be charged a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request minus any applicable Payment Enhancement, if you elected Polaris Rewards. The contract value refunded may be more or less than your original Purchase Payments. However, you receive any gain and we bear any loss on any applicable Payment Enhancement. If your contract was issued as an IRA or if required by certain states, we will return the greater of your original Purchase Payment(s) or the contract value minus any applicable Payment Enhancements. We will return your original Purchase Payments if required by law. PLEASE SEE PURCHASING A POLARIS PREFERRED SOLUTION VARIABLE ANNUITY AND FREE LOOK IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $50 contract maintenance fee from your contract, which may be waived if contract value is $75,000 or more. We also deduct separate account charges which equal 1.15% annually of the average daily value of your contract allocated to the Variable Portfolios. If you elect certain optional features, we may charge additional fees. Your contract provides for a free withdrawal amount each year. A separate withdrawal charge schedule applies to each Purchase Payment. After a Purchase Payment has been in the contract for 7 complete years, 9 complete years if you elect the Polaris Rewards feature, or 4 complete years if you elect the Early Access feature, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. There are investment management fees and other expenses of the Underlying Funds on amounts invested in the Variable Portfolios including 12b-1 fees of up to 0.25%. PLEASE SEE FEE TABLE, PURCHASING A POLARIS PREFERRED SOLUTION VARIABLE ANNUITY, FREE WITHDRAWAL AMOUNT AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

OPTIONAL LIVING BENEFITS: You may elect one of the optional living benefits available under your contract for an additional fee. These living benefits are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. These benefits can provide a guaranteed income stream during the Accumulation Phase that may last as long as you live. Electing an optional living benefit will require you to invest in accordance with certain investment requirements. Investing within these requirements may potentially limit the performance of your investment and may also reduce the likelihood that you will need to rely on the protection offered by these benefits.

You should consider the impact of Excess Withdrawals on the Living Benefit you elect. Withdrawals in excess of the prescribed amount can have a detrimental impact on the guaranteed benefit. In addition, if an Excess Withdrawal reduces your contract value to zero, your contract will terminate and no further benefits are payable. PLEASE SEE OPTIONAL LIVING BENEFITS IN THE PROSPECTUS.

DEATH BENEFIT: A standard death benefit is available and in addition, an optional death benefit is available for an additional fee. These benefits are payable to your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

ANNUITY INCOME OPTIONS: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.


INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. Telephone Number: (800) 445-7862 and website (www.aig.com/annuities). PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.


PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE SPECIFIC INFORMATION.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WE ALSO OFFER CONTRACTS THAT DO NOT OFFER THE POLARIS REWARDS AND THE EARLY ACCESS FEATURES. ELECTING THE POLARIS REWARDS OR EARLY ACCESS FEATURE WILL RESULT IN HIGHER SEPARATE ACCOUNT CHARGES. IN ADDITION, A CONTRACT WITHOUT THE POLARIS REWARDS FEATURE HAS A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE INFORMATION REGARDING HOW MONEY IS SHARED AMONG OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING INFORMATION DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE MAXIMUM OWNER TRANSACTION EXPENSES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE CONTRACT, OR TRANSFER CONTRACT VALUE BETWEEN INVESTMENT OPTIONS. IF APPLICABLE, STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.(1)

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES

(as a percentage of each Purchase
  Payment)(2)..............................    9%


TRANSFER FEE

$25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE(3)................................................  $50

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)

  Separate Account Charge(4)..............  1.15%
  Optional Maximum Anniversary Value Death
     Benefit Fee..........................  0.25%
     Optional Polaris Rewards Fee or Early
       Access Fee(6)......................  0.40%
     Maximum Separate Account Annual
       Expenses(5)........................  1.80%




ADDITIONAL OPTIONAL FEATURE FEES


You may elect one of the following optional living benefits, Polaris Income Plus or Polaris Income Builder below, both of which are guaranteed minimum withdrawal benefits:



OPTIONAL POLARIS INCOME PLUS AND POLARIS INCOME BUILDER FEE

(calculated as a percentage of the Income Base)(7)

                                                 INITIAL               MAXIMUM
NUMBER OF COVERED PERSONS                    ANNUAL FEE RATE     ANNUAL FEE RATE(8)
-------------------------                 --------------------  --------------------
For One Covered Person..................          1.10%                 2.20%
For Two Covered Persons.................          1.35%                 2.70%



UNDERLYING FUND EXPENSES

(AS OF JANUARY 31, 2014)


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES (INCLUDING MASTER FUND EXPENSES, IF APPLICABLE) CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.


TOTAL ANNUAL UNDERLYING FUND
EXPENSES(9)                         MINIMUM   MAXIMUM
----------------------------        -------   -------
(expenses that are deducted from
Trust assets, including
management fees, 12b-1 fees, if
applicable, and other expenses)..    0.72%     1.71%



FOOTNOTES TO THE FEE TABLE:

(1) State premium taxes of up to 3.5% of your Purchase Payments may be deducted when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE PREMIUM TAX AND STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX.

(2) Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 7, 9 or 4 years as follows:

YEARS SINCE RECEIPT OF PURCHASE PAYMENTS......................   1    2    3    4    5    6    7    8    9   10+
Without Polaris Rewards or Early Access features..............   8%   7%   6%   5%   4%   3%   2%   0%   0%   0%
With Polaris Rewards feature..................................   9%   8%   8%   7%   6%   5%   4%   3%   2%   0%
With Early Access feature.....................................   8%   7%   6%   5%   0%   0%   0%   0%   0%   0%


  IF YOUR CONTRACT WAS ISSUED IN KY, OK, OH, MD, MN, MS OR TX, PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE SPECIFIC INFORMATION ABOUT YOUR WITHDRAWAL CHARGE SCHEDULE.


  IF YOU PURCHASED YOUR CONTRACT PRIOR TO JULY 18, 2011, THE WITHDRAWAL CHARGE SCHEDULE APPLICABLE TO YOUR CONTRACT IS DETAILED IN APPENDIX I.


  Your contract provides for a free withdrawal amount each year. PLEASE SEE FREE WITHDRAWAL AMOUNT BELOW.

(3) The contract maintenance fee is assessed annually and may be waived if contract value is $75,000 or more. If you purchased your contract prior to July 18, 2011, the contract maintenance fee is $35 and assessed annually, the fee may be waived if contract value is $50,000 or more.

(4) If you do not elect any optional features, your separate account annual expenses would be 1.15%. If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct the same Separate Account Charge. PLEASE SEE EXTENDED LEGACY PROGRAM UNDER DEATH BENEFITS BELOW.

(5) If you purchased your contract prior to May 2, 2011, you may have elected the EstatePlus death benefit which is no longer available for election. If you elected the EstatePlus death benefit which can only be elected if the optional Maximum Anniversary Value death benefit was also elected, your Maximum Separate Account Annual Expenses would be 2.05%. If you purchased your contract prior to January 23, 2012, you may have elected the Combination HV & Roll-Up death benefit which is no longer available for election. If you elected the Combination HV & Roll-Up death benefit, your Maximum Separate Account Annual Expenses would be 1.80%. Please see Appendix G for details regarding these death benefits.

(6) You may elect either the optional Polaris Rewards feature or the optional Early Access feature. Both features may not be elected at the same time.

    The Polaris Rewards feature fee depends on the number of years since you purchased your contract as follows:

CONTRACT YEAR

-------------
1-9........................................  0.40%
10+........................................   none


The Early Access feature fee depends on the number of years since you purchased your contract as follows:

CONTRACT YEAR

-------------
1-4........................................  0.40%
5+.........................................   none





(7) The fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annual fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below. If you purchased your contract prior to May 1, 2013, please see APPENDIX E for a description of the living benefit you may have elected.



(8) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums identified in the Fee Table and the minimums described below. PLEASE SEE APPENDIX C -- FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME PLUS AND POLARIS INCOME BUILDER FEE.



    Due to the investment requirements associated with the election of a living benefit, a portion of your assets may be invested in the SunAmerica Dynamic Allocation Portfolio, SunAmerica Dynamic Strategy Portfolio, VCP Managed Asset Allocation SAST Portfolio, VCP Total Return Balanced Portfolio or VCP Value Portfolio. Each of these Variable Portfolios utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the market is in a prolonged state of higher volatility, your fee rate may be increased due to VIX indexing and each of these Variable Portfolios may decrease its exposure to equity markets, thereby reducing the likelihood that you will achieve a higher Anniversary Value. Conversely, when the market is in a prolonged state of lower volatility, your fee rate may be decreased and each of these Variable Portfolios may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.


---------------------------------------------------------------------
                                                           MAXIMUM
                                                          ANNUALIZED
                                                           FEE RATE
                                                         DECREASE OR
                                              MINIMUM   INCREASE EACH
                                               ANNUAL      BENEFIT
 NUMBER OF COVERED PERSONS                    FEE RATE     QUARTER*
---------------------------------------------------------------------
---------------------------------------------------------------------
 One Covered Person                             0.60%      +/-0.25%
---------------------------------------------------------------------
 Two Covered Persons                            0.60%      +/-0.25%
---------------------------------------------------------------------



         * The fee rate can increase or decrease no more than 0.0625% each quarter (0.25%/ 4).


(9) The maximum expense is for an Underlying Fund of SunAmerica Series Trust, as of its fiscal year ended January 31, 2014. The minimum expense is for an Underlying Fund of Franklin Templeton Variable Insurance Products Trust as of its fiscal year ended December 31, 2013.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming separate account annual expenses of 1.80% (including the optional Maximum Anniversary Value death benefit and the Polaris Rewards feature), the optional Polaris Income Plus feature (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years) and investment in an Underlying Fund with total expenses of 1.71%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
$1,352     $2,420     $3,367     $5,551



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $452      $1,620     $2,767     $5,551





MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.15%, no election of optional features and investment in an Underlying Fund with total expenses of 0.72%)





(1) If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
$1,095     $1,403     $1,637     $2,243



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $195       $603      $1,037     $2,243


EXPLANATION OF EXPENSE EXAMPLES

1. The Maximum Expense Examples reflect the highest possible combination of charges. The purpose of the Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $75,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.

3. If you elected other optional features, your expenses would be lower than those shown in the Maximum Expense Examples. The Maximum Expense Examples assume that the Income Base, which is used to calculate the Polaris Income Plus fee, equals contract value, that no withdrawals are taken during the stated period, there are two Covered Persons and that the annual maximum fee rate of 2.70% has been reached after the first year.

4. Expense Examples with election of the Polaris Rewards feature reflect the Polaris Rewards withdrawal charge schedule, the applicable feature fee, but do not reflect any Payment Enhancement.

5. If you elected optional features, you do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         THE POLARIS PREFERRED SOLUTION
                                VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract. The contract provides several main benefits:

     - Optional Living Benefit: If you elect an optional living benefit, the Company guarantees to provide a guaranteed income stream, with additional benefits under the feature you elect, in the event your contract value declines due to unfavorable investment performance and withdrawals within the feature's parameters.

     - Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     - Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you plan for your retirement. In the Accumulation Phase, it can help you build assets on a tax-deferred basis. In the Income Phase, it can provide you with guaranteed income through annuity income payments. Alternatively, you may elect an optional living benefit that is designed to help you create a guaranteed income stream that may last as long as you live.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to an available Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.

As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, PLEASE SEE FEE TABLE ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     PURCHASING A POLARIS PREFERRED SOLUTION
                                VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. FOR FURTHER EXPLANATION, PLEASE SEE TAXES BELOW.

------------------------------------------------------------------------------
                                                                  MINIMUM
                                                                 AUTOMATIC
                                              MINIMUM           SUBSEQUENT
                      MINIMUM INITIAL       SUBSEQUENT           PURCHASE
                     PURCHASE PAYMENT    PURCHASE PAYMENT         PAYMENT
------------------------------------------------------------------------------
     Qualified            $4,000               $500                $100
------------------------------------------------------------------------------
   Non-Qualified          $10,000              $500                $100
------------------------------------------------------------------------------


Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100. We will not accept subsequent Purchase Payments from contract owners age 86 or older.


We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than the Purchase Payments Limit as defined in the Glossary. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept any Purchase Payment. Purchase Payments that would cause total Purchase Payments in all contracts issued by AGL and/or US Life to the same Owner and/or Annuitant to exceed the Purchase Payments Limit may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. In addition, for any contracts that meet or exceed these dollar amount limitations, we further reserve the right to impose certain limitations on available living benefits under the contract.

The terms creating any limit on the maximum death or living benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.

Various considerations may apply with respect to non-natural ownership of this contract including but not limited to estate planning, tax consequences and the propriety of this contract as an investment consistent with a non-natural Owner's organizational documentation. You should consult with your tax and/or legal advisor in connection with non-natural ownership of this contract.

MAXIMUM ISSUE AGE

We will not issue a contract to anyone age 86 or older on the contract issue date. We will not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. PLEASE SEE TAXES BELOW. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR SPECIFIC INFORMATION.

TERMINATION OF THE CONTRACT FOR MISSTATEMENT AND/OR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.

JOINT OWNERSHIP


We allow this contract to be jointly owned by spouses (as determined for federal tax law purposes). The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.



Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. There are also states that require us to issue the contract to non-spousal joint Owners. However, non-spousal joint Owners (which can include Domestic Partners) who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as, under current tax law, they are not eligible for spousal continuation of the contract. Therefore, the ability of such non-spousal joint Owners to fully benefit from certain benefits and features of the contract, such as optional living benefit(s), if applicable, that guarantee withdrawals over two lifetimes may be limited.


ASSIGNMENT OF THE CONTRACT/CHANGE OF OWNERSHIP

You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We will not be bound by any assignment until written notice is processed by us at our Annuity Service Center and you have received confirmation. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

We reserve the right not to recognize any assignment if it changes the risk profile of the owner of the contract, as determined in our sole discretion, if no Insurable Interest exists or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms.

An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two NYSE business days after the next NYSE business day. We allocate your initial Purchase Payment as of the date such Purchase Payment is priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within five NYSE business days, we will send your money back to you, or obtain your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next NYSE business day. We invest your subsequent Purchase Payments in the Variable Portfolios and available Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.

Purchase Payments submitted by check can only be accepted by the Company at the Payment Centers at the following addresses:


American General Life Insurance Company
Annuity Service Center
P.O. Box 100330
Pasadena, CA 91189-0330


US Life (New York contracts only)

Annuity Service Center
P.O. Box 100357

Pasadena, CA 91189-0357

Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Purchase Payments can only be accepted at the following address:


American General Life Insurance Company
Annuity Service Center
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-1750



US Life (New York contracts only)
Annuity Service Center
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-1750


Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Payment Center.

POLARIS REWARDS FEATURE

For an additional annualized fee of 0.40% of the average daily ending net asset value allocated to the Variable Portfolios, you may elect the optional Polaris Rewards feature when you purchase your contract. If you elect the Polaris Rewards feature, we contribute a Payment Enhancement, or bonus, to your contract in conjunction with each Purchase Payment you invest during the first four contract years. If you elect this feature, each Purchase Payment (including those received after four contract years) is subject to a nine year withdrawal charge schedule. The fee for this feature terminates on your tenth contract anniversary. PLEASE SEE EXPENSES BELOW. The withdrawal charge may offset the value of any Payment Enhancement, if you make an early withdrawal. In addition, over the life of your contract, the Payment Enhancements you receive under the Polaris Rewards feature may be more than offset by the fee associated with this feature. Payment Enhancements are considered earnings and are allocated to your contract as described below. There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Polaris Rewards feature may not perform as well as the contract without the feature.

You may not elect the Polaris Rewards feature if you elect the Early Access feature or the Combination HV & Roll-Up death benefit.

PAYMENT ENHANCEMENT

A Payment Enhancement is an amount we add to your contract on the day we receive a Purchase Payment during the first four contract years. We calculate the Payment Enhancement amount as a percentage of each Purchase Payment. We refer to this percentage amount as the Payment Enhancement rate. The applicable Payment Enhancement rate is the rate indicated in the table below. A Payment Enhancement is allocated among the Variable Portfolios and/or Fixed Accounts according to the current allocation instructions on file when we receive each Purchase Payment.

The Payment Enhancement Rate depends on the contract year in which the Purchase Payment(s) is received.

------------------------------------------------------
       CONTRACT YEAR         PAYMENT ENHANCEMENT RATE
------------------------------------------------------
            1-4                         4%
------------------------------------------------------
             5+                         0%
------------------------------------------------------


The Polaris Rewards feature may not be available in your state. Please check with your financial representative regarding the availability of this feature.

We reserve the right to modify, suspend or terminate the Polaris Rewards feature at any time for prospectively issued contracts.

EARLY ACCESS FEATURE

For an additional annualized fee of 0.40% of the average daily ending net asset value allocated to the Variable Portfolios, you may elect the optional Early Access feature when you purchase the contract. This feature reduces the length of the withdrawal charge schedule associated with each Purchase Payment from 7 years to 4 years. In addition, the withdrawal charge will not exceed 8% of each Purchase Payment withdrawn. The fee for this feature terminates on your fifth contract anniversary. PLEASE SEE EXPENSES BELOW.

You may not elect the Early Access feature if you elect the Polaris Rewards feature or the Combination HV & Roll-Up death benefit. Please note, as discussed below, that your contract does provide for a free withdrawal amount each year even if you do not elect the Early Access feature. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

The Early Access feature may not be available through your broker-dealer. Please check with your financial representative for availability.

We reserve the right to modify, suspend or terminate the Early Access feature at any time for prospectively issued contracts.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we process your Purchase Payment, as described under ALLOCATION OF PURCHASE PAYMENTS above, if before that day's Market Close, or on the next business day's unit value if we process your Purchase Payment after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We determine the value of each Accumulation Unit at the close of the NYSE every business day, by multiplying the Accumulation Unit value for the immediately preceding business day by a factor for the current business day. The factor is determined by:

     1. dividing the net asset value per share of the Underlying Fund at the end of the current business day, plus any dividend or capital gains per share declared on behalf of the Underlying Fund as of that day, by the net asset value per share of the Underlying Fund for the previous business day; and

     2. multiplying it by one minus all applicable daily asset based charges.

We determine the number of Accumulation Units credited to your contract by adding the Purchase Payment and Payment Enhancement, if applicable, and dividing that amount, by the Accumulation Unit value for the specific Variable Portfolio.



     EXAMPLE (CONTRACTS WITHOUT REWARDS):


     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.


     EXAMPLE (CONTRACTS WITH REWARDS):


     For the purposes of this example, we will assume that the Purchase Payment is received after the free look period. We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio
     A. If the Payment Enhancement is 4% of your Purchase Payment, we would add a Payment Enhancement of $1,000 to your contract. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $26,000 by $11.10 and credit your contract on Wednesday with 2,342.3423 Accumulation Units for Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

You may cancel your contract within ten days after receiving it. Your state may require a longer free look period. We call this a "free look." Please check your contract or with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center minus the Free Look Payment Enhancement Deduction, if applicable. If you elect the Polaris Rewards feature, the Free Look Payment Enhancement Deduction is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your free look request; or (2) the Payment Enhancement amount(s), if any, which we allocated to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period. Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.

If your contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center. With respect to these contracts, we reserve the right to put your money and the Payment Enhancement, if you elected the Polaris Rewards feature, in the Cash Management Variable Portfolio during the free look period and will allocate your money and the Payment Enhancement according to your instructions at the end of the applicable free look period. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR INFORMATION ABOUT THE FREE LOOK PERIOD IN YOUR STATE.

EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.


The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners.

From time to time, certain Variable Portfolio names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Variable Portfolio's prior name.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) -- SERIES II SHARES

     Invesco Advisers, Inc. is the investment adviser to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF").

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES


     Franklin Advisers, Inc. is the investment adviser to Franklin Templeton Variable Insurance Products Trust ("FTVIPT").



     Franklin Founding Funds Allocation VIP Fund ("VIP Founding Funds") is structured as a Fund-of-Funds. The administrator for the VIP Founding Funds is Franklin Templeton Services, LLC. Franklin Templeton Services, LLC may receive assistance from Franklin Advisers, Inc. in monitoring the Underlying Funds and the VIP Founding Fund's investment in the Underlying Funds. Each Underlying Fund of the VIP Founding Funds has its own investment adviser.



     Please see the Franklin Templeton Variable Insurance Products prospectus for details.

     LORD ABBETT SERIES FUND, INC. - CLASS VC SHARES

     Lord, Abbett & Co. LLC is the investment adviser to Lord Abbett Series Fund, Inc. ("LASF").

     SAAMCO MANAGED TRUSTS


     We offer Underlying Funds of the Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust (the "SAAMCo Managed Trusts") at least in part because they are managed by SunAmerica Asset Management, LLC ("SAAMCo"), an affiliate of the Company. SAAMCo engages subadvisers to provide investment advice for the Underlying Funds. The Company and/or its affiliates may be subject to certain conflicts of interest as the Company may derive greater revenues from Variable Portfolios offered by a Trust managed by an affiliate than certain other available Variable Portfolios.


     ANCHOR SERIES TRUST -- CLASS 3 SHARES

     SAAMCo is the investment adviser and various managers are the subadviser to Anchor Series Trust ("AST").

     SEASONS SERIES TRUST -- CLASS 3 SHARES


     The Managed Allocation Portfolios and Real Return Portfolio listed below are part of Seasons Series Trust ("SST").


     Each Managed Allocation Portfolio has a different investment goal and is structured as a Fund-of-Funds, investing its assets in a combination of Underlying Funds of the Seasons Series Trust.

     This approach allows the Managed Allocation Portfolios to offer professional asset management on two levels: 1) the fund management of each of the Underlying Funds of Seasons Series Trust in which the Managed Allocation Portfolio invests; and 2) the overlay portfolio management provided by Ibbotson.

     SUNAMERICA SERIES TRUST - CLASS 3 SHARES

     SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").


          MASTER-FEEDER FUNDS


          SAST also offers Master-Feeder funds. Capital Research and Management Company is the investment adviser of the Master Fund in which the Feeder Funds invest. SAAMCo is the investment adviser to the Feeder Funds.

          Unlike other Underlying Funds, the Feeder Funds do not buy individual securities directly. Rather, each Feeder Fund invests all of its investment assets in a corresponding Master Fund of American Funds Insurance Series ("AFIS"), which invests directly in individual securities.

          Under the Master-Feeder structure, you pay the fees and expenses of both the Feeder Fund and the Master Fund. As a result, you will pay higher fees and expenses under a Master-Feeder structure than if you invested in an Underlying Fund that invests directly in the same individual securities as the Master Fund. We offer other variable annuity contracts which include Variable Portfolios that invest directly in the Master Funds without investing through a Feeder Fund and they currently assess lower fees and expenses than the Master-Feeder Funds.

          Each Feeder Fund may withdraw all its assets from a Master Fund if the Board of Directors ("Board") of the Feeder Fund determines that it is in the best interest of the Feeder Fund and its shareholders to do so. If a Feeder Fund withdraws its assets from a Master Fund and the Board of the Feeder Fund approved SAAMCo as investment adviser to the Feeder Fund, SAAMCo would be fully compensated for its portfolio management services. PLEASE SEE THE SUNAMERICA SERIES TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION for more discussion of the Master-Feeder structure.

          SUNAMERICA DYNAMIC ALLOCATION PORTFOLIO AND SUNAMERICA DYNAMIC STRATEGY PORTFOLIO


          SAST also offers the SunAmerica Dynamic Allocation Portfolio (the "Dynamic Allocation Portfolio") and the SunAmerica Dynamic Strategy Portfolio ("Dynamic Strategy Portfolio"). SAAMCo is the investment adviser of the Dynamic Allocation Portfolio and Dynamic Strategy Portfolio. AllianceBernstein L.P. is the subadviser (the "Subadviser") of a component of each of the Dynamic Allocation Portfolio and Dynamic Strategy Portfolio. The Dynamic Allocation Portfolio and Dynamic Strategy Portfolio each invest part of their assets as a Fund-of-Funds that in turn invest in Underlying Funds of the SAAMCo Managed Trusts.


          The Dynamic Allocation Portfolio and Dynamic Strategy Portfolio each have an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the contract. In addition, the Dynamic Allocation Portfolio and Dynamic Strategy Portfolio may enable the Company to more efficiently manage its financial risks associated with guarantees like the living and death benefits, due in part to a formula developed by the Company and provided by SAAMCo to the Subadviser. The formula used by the Subadviser may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the investment adviser and the Portfolio's Board of Trustees, including a majority of the Independent Trustees. PLEASE SEE THE SUNAMERICA SERIES TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.



          VCP MANAGED ASSET ALLOCATION SAST PORTFOLIO, VCP TOTAL RETURN BALANCED PORTFOLIO AND VCP VALUE PORTFOLIO



          The VCP Managed Asset Allocation SAST Portfolio, VCP Total Return Balanced Portfolio and VCP Value Portfolio each utilize investment strategies that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the contract. In addition, these Variable Portfolios may enable the Company to more efficiently manage its financial risks associated with guarantees, like the living and death benefits. PLEASE SEE THE APPLICABLE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF THE SUNAMERICA SERIES TRUST AND THE AMERICAN FUNDS INSURANCE SERIES MASTER FUND FOR DETAILS.


          CASH MANAGEMENT

          SAST also offers the Cash Management Variable Portfolio. During periods of low short-term interest rates, and in part due to contract fees and expenses, the investment return of the Cash Management Variable Portfolio may become extremely low and possibly negative. In the case of negative returns, your investment in the Cash Management Variable Portfolio will lose value.

           (PLEASE SEE NEXT PAGE FOR FULL LIST OF INVESTMENT OPTIONS)

UNDERLYING FUNDS                    MANAGED BY:                                      TRUST    ASSET CLASS
----------------                    -----------                                     ------    -----------
Aggressive Growth                   Wells Capital Management Incorporated           SAST      STOCK
Alliance Growth                     AllianceBernstein L.P.                          SAST      STOCK
American Funds Asset Allocation     Capital Research and Management Company
  SAST                                                                              SAST      BALANCED
American Funds Global Growth        Capital Research and Management Company
  SAST                                                                              SAST      STOCK
American Funds Growth SAST          Capital Research and Management Company         SAST      STOCK
American Funds Growth-Income        Capital Research and Management Company
  SAST                                                                              SAST      STOCK
Asset Allocation                    Edge Asset Management, Inc.                     AST       BALANCED
Balanced                            J.P. Morgan Investment Management Inc.          SAST      BALANCED
Blue Chip Growth                    Massachusetts Financial Services Company        SAST      STOCK
Capital Appreciation                Wellington Management Company, LLP              AST       STOCK
Capital Growth                      The Boston Company Asset Management, LLC        SAST      STOCK
Cash Management                     BofA Advisors, LLC                              SAST      CASH
Corporate Bond                      Federated Investment Management Company         SAST      BOND
Davis Venture Value                 Davis Selected Advisers, L.P.                   SAST      STOCK
"Dogs" of Wall Street               SunAmerica Asset Management, LLC                SAST      STOCK
Emerging Markets                    J.P. Morgan Investment Management Inc.          SAST      STOCK
Equity Opportunities                OppenheimerFunds, Inc.                          SAST      STOCK
Foreign Value                       Templeton Investment Counsel, LLC               SAST      STOCK
Franklin Founding Funds             Franklin Templeton Services, LLC
  Allocation VIP Fund                                                               FTVIPT    BALANCED
Franklin Income VIP Fund            Franklin Advisers, Inc.                         FTVIPT    BALANCED
Fundamental Growth                  Wells Capital Management Incorporated           SAST      STOCK
Global Bond                         Goldman Sachs Asset Management International    SAST      BOND
Global Equities                     J.P. Morgan Investment Management Inc.          SAST      STOCK
Government and Quality Bond         Wellington Management Company, LLP              AST       BOND
Growth                              Wellington Management Company, LLP              AST       STOCK
Growth-Income                       J.P. Morgan Investment Management Inc.          SAST      STOCK
Growth Opportunities                Invesco Advisers, Inc.                          SAST      STOCK
High-Yield Bond                     PineBridge Investments LLC                      SAST      BOND
International Diversified           Morgan Stanley Investment Management Inc.
  Equities                                                                          SAST      STOCK
International Growth and Income     Putnam Investment Management, LLC               SAST      STOCK
Invesco V.I. American Franchise     Invesco Advisers, Inc.
  Fund, Series II Shares                                                            AVIF      STOCK
Invesco V.I. Comstock Fund,         Invesco Advisers, Inc.
  Series II Shares                                                                  AVIF      STOCK
Invesco V.I. Growth and Income      Invesco Advisers, Inc.
  Fund, Series II Shares                                                            AVIF      STOCK
Lord Abbett Growth and Income       Lord, Abbett & Co. LLC                          LASF      STOCK
Managed Allocation Balanced         Ibbotson Associates, Inc.                       SST       BALANCED
Managed Allocation Growth           Ibbotson Associates, Inc.                       SST       STOCK
Managed Allocation Moderate         Ibbotson Associates, Inc.                       SST       BALANCED
Managed Allocation Moderate         Ibbotson Associates, Inc.
  Growth                                                                            SST       BALANCED
Marsico Focused Growth              Marsico Capital Management, LLC                 SAST      STOCK
MFS Massachusetts Investors         Massachusetts Financial Services Company
  Trust                                                                             SAST      STOCK
MFS Total Return                    Massachusetts Financial Services Company        SAST      BALANCED
Mid-Cap Growth                      J.P. Morgan Investment Management Inc.          SAST      STOCK
Natural Resources                   Wellington Management Company, LLP              AST       STOCK
Real Estate                         Pyramis Global Advisors, LLC                    SAST      STOCK
Real Return                         Wellington Management Company, LLP              SST       BOND
Small & Mid Cap Value               AllianceBernstein L.P.                          SAST      STOCK
Small Company Value                 Franklin Advisory Services, LLC                 SAST      STOCK
SunAmerica Dynamic Allocation       SunAmerica Asset Management, LLC and
  Portfolio                           AllianceBernstein L.P.                        SAST      BALANCED
SunAmerica Dynamic Strategy         SunAmerica Asset Management, LLC and
  Portfolio                           AllianceBernstein L.P.                        SAST      BALANCED
Technology                          Columbia Management Investment Advisers, LLC    SAST      STOCK
Telecom Utility                     Massachusetts Financial Services Company        SAST      STOCK
Total Return Bond                   Pacific Investment Management Company LLC       SAST      BOND
VCP Managed Asset Allocation        Capital Research and Management Company
  SAST Portfolio                                                                    SAST      BALANCED
VCP Total Return Balanced           Pacific Investment Management Company LLC
  Portfolio                                                                         SAST      BALANCED
VCP Value Portfolio                 Invesco Advisers, Inc.                          SAST      BALANCED





YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS. YOU MAY OBTAIN AN ADDITIONAL COPY OF THESE PROSPECTUSES FOR THE TRUSTS BY CALLING OUR ANNUITY SERVICE CENTER AT (800) 445-7862 OR BY VISITING OUR WEBSITE AT WWW.AIG.COM/ANNUITIES. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE UNDERLYING FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS


We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners, and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.


FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. The minimum guaranteed interest rate can vary but is never lower than 1%. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts. Allocations to the Fixed Accounts, including the Secure Value Account, are obligations of the General Account. PLEASE SEE GENERAL ACCOUNT BELOW.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

There are no restrictions with respect to transferring out of or taking a withdrawal from a Fixed Account. If you make a transfer out of or a withdrawal from a Fixed Account prior to the end of a guarantee period, you will be credited the interest earned up to the time of transfer or withdrawal. When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

If you elect certain living benefits, a certain percentage of your investment is automatically allocated to the Secure Value Account. The Secure Value Account is only available with election of these Living Benefits and you may not reallocate your money from the Secure Value Account to another Fixed Account, if available, or to the Variable Portfolios when the guarantee period ends. PLEASE SEE "ARE THERE INVESTMENT REQUIREMENTS IF I ELECT A LIVING BENEFIT?" UNDER OPTIONAL LIVING BENEFITS.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600, for the 12-month DCA Fixed Account ("1-Year DCA Fixed Account") is $1,200 and the 24-month DCA Fixed Account ("2-Year DCA Fixed Account") is $2,400. Purchase Payments less than these minimum amounts will automatically be allocated to available investment options according to your instructions or your current allocation instruction on file. The 6-month, 1-Year and 2-Year DCA

Fixed Accounts may not be available in your state. Please check with your financial representative for availability.


If your contract was issued prior to October 1, 2013, the 2-Year DCA Fixed Account is also available for investment. The minimum subsequent Purchase Payment that you must invest for the 2-Year DCA Fixed Account is $2,400.


DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. The minimum guaranteed interest rate can vary but is never lower than 1%. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

If you elect the Polaris Rewards or Early Access feature in some states, you may not invest initial and/or subsequent Purchase Payments in the available DCA Fixed Accounts.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, available Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Fixed Accounts are not available as target accounts for the DCA program. Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or available Fixed Account into a DCA Fixed Account.

If you choose to allocate subsequent Purchase Payments to an active DCA program with an available Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target account allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

----------------------------------------------------------------
     MONTH        ACCUMULATION UNIT VALUE      UNITS PURCHASED
----------------------------------------------------------------

       1                  $ 7.50                     100
       2                  $ 5.00                     150
       3                  $10.00                      75
       4                  $ 7.50                     100
       5                  $ 5.00                     150
       6                  $ 7.50                     100
----------------------------------------------------------------


     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

POLARIS PORTFOLIO ALLOCATOR PROGRAM

PROGRAM DESCRIPTION

The Polaris Portfolio Allocator program may be offered to you at no additional cost to assist in diversifying your investment across various asset classes. The Polaris Portfolio Allocator program allows you to choose from one of the four Portfolio Allocator models designed to assist in meeting your stated investment goals. Each Portfolio Allocator model is comprised of a carefully selected combination of Variable Portfolios representing various asset classes. The models allocate among the various asset classes to attempt to match certain combinations of investors' investment time horizon and risk tolerance. Please consult your financial representative about investment in the Polaris Portfolio Allocator program.

ENROLLING IN THE POLARIS PORTFOLIO ALLOCATOR PROGRAM

You may enroll in the Polaris Portfolio Allocator program by electing a Portfolio Allocator model when you purchase your variable annuity or if after contract issue, by contacting our Annuity Service Center. You and your financial representative should determine the model most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may request to discontinue the use of a model by providing a written reallocation request, calling our Annuity Service Center or logging onto our website.

You may also choose to invest gradually into a Portfolio Allocator model through the DCA program. PLEASE SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE.

You may only invest in one Portfolio Allocator model at a time. Participation in this program requires that you invest 100% of your initial Purchase Payment and subsequent Purchase Payment(s) in the same Portfolio Allocator model. If you attempt to split your investment in one or more Portfolio Allocator models, your investment may no longer be consistent with the Portfolio Allocator model's intended objectives. Additionally, if you invest in any Variable Portfolios in addition to investing in a Portfolio Allocator model, such an investment may no longer be consistent with the Portfolio Allocator model's intended objectives.

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected Portfolio Allocator model unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Portfolio Allocator model, your investment may no longer be consistent with the Portfolio Allocator model's intended objectives and therefore, will effectively terminate your participation in the program. Withdrawals may be subject to a withdrawal charge. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

You can transfer 100% of your investment from one Portfolio Allocator model to another Portfolio Allocator model at any time; you will be transferred into the most current model available in your contract. As a result of a transfer, we will automatically update your allocation instructions on file with respect to subsequent Purchase Payments and DCA target allocation instructions, if applicable, and we will automatically update your Automatic Asset Rebalancing Program instructions to reflect your new investment. PLEASE SEE DOLLAR COST AVERAGING PROGRAM ABOVE AND AUTOMATIC ASSET REBALANCING PROGRAM BELOW.

A subsequent Purchase Payment will be invested in the same Portfolio Allocator model as your current investment unless we receive different instructions from you. You should consult with your financial representative to determine if you should update your allocation instructions, DCA target allocation instructions and/or Automatic Asset Rebalancing Program instructions on file when you make a subsequent Purchase Payment.


If you elect the Polaris Income Plus Income Option with Custom Allocation, 10% of your initial Purchase Payment and subsequent Purchase Payment(s) will be allocated to the Secure Value Account and the remaining 90% may be invested in a Portfolio Allocator model that complies with the investment requirements. Your Portfolio Allocator model will automatically be rebalanced quarterly if you elect this Living Benefit. You may not reallocate your money from the Secure Value Account to another Fixed Account, if available, or to the Variable Portfolios when the guarantee period ends. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.


REBALANCING THE MODELS

You can elect to have your investment in the Portfolio Allocator models rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. If you choose to make investments outside of a Portfolio Allocator model, only those Variable Portfolios within the Portfolio Allocator model you selected will be rebalanced. Investments in other Variable Portfolios not included in the Portfolio Allocator model cannot be rebalanced if you wish to maintain your current Portfolio Allocator model allocations.

Over time, the Portfolio Allocator model you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance and changes in the Variable Portfolio's investment objectives. Therefore, if you do not elect to have your investment in the Portfolio Allocator model rebalanced at least annually, then your investment may no longer be consistent with the Portfolio Allocator model's intended objectives. In addition, your investment goals, financial situation and risk tolerance may change over time. You should consult with your financial representative about how to keep your Portfolio Allocator model's allocations in line with your investment goals. Finally, changes in investment objectives or management of the Underlying Funds in the models may mean that, over time, the models no longer are consistent with their original investment goals.

IMPORTANT INFORMATION ABOUT THE POLARIS PORTFOLIO ALLOCATOR PROGRAM

The Portfolio Allocator models are not intended as investment advice about investing in the Variable Portfolios, and we do not provide investment advice regarding whether a Portfolio Allocator model should be revised or whether it remains appropriate to invest in accordance with any particular Portfolio Allocator model.

The Polaris Portfolio Allocator program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Portfolio Allocator models may have been built. Also, allocation to a single asset class may outperform a model, so that you could have better investment returns investing in a single asset class than in a Portfolio Allocator model. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single asset class. Further, there can be no assurance that any Variable Portfolio chosen for a particular Portfolio Allocator model will perform well or that its performance will closely reflect that of the asset class it is designed to represent.

The Portfolio Allocator models represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the Portfolio Allocator models meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Portfolio Allocator models can be obtained from your financial representative.


POLARIS PORTFOLIO ALLOCATOR MODELS
(EFFECTIVE MAY 1, 2014)



----------------------------------------------------------------------------------------
         VARIABLE PORTFOLIOS            MODEL 1      MODEL 2      MODEL 3      MODEL 4
----------------------------------------------------------------------------------------
 American Funds Global Growth SAST        3.0%         3.0%         4.0%         8.0%
----------------------------------------------------------------------------------------
 American Funds Growth SAST               2.0%         2.0%         2.0%         3.0%
----------------------------------------------------------------------------------------
 American Funds Growth-Income SAST        1.0%         1.0%         1.0%         5.0%
----------------------------------------------------------------------------------------
 Blue Chip Growth                         4.0%         4.0%         5.0%         8.0%
----------------------------------------------------------------------------------------
 Capital Appreciation                     2.0%         3.0%         4.0%         5.0%
----------------------------------------------------------------------------------------
 Corporate Bond                           9.0%         8.0%         7.0%         1.0%
----------------------------------------------------------------------------------------
 Davis Venture Value                      4.0%         4.0%         4.0%         6.0%
----------------------------------------------------------------------------------------
 "Dogs" of Wall Street                    3.0%         3.0%         3.0%         4.0%
----------------------------------------------------------------------------------------
 Emerging Markets                         0.0%         1.0%         2.0%         2.0%
----------------------------------------------------------------------------------------
 Equity Opportunities                     2.0%         3.0%         4.0%         6.0%
----------------------------------------------------------------------------------------
 Foreign Value                            2.0%         3.0%         3.0%         3.0%
----------------------------------------------------------------------------------------
 Global Bond                              4.0%         4.0%         2.0%         2.0%
----------------------------------------------------------------------------------------
 Government and Quality Bond             10.0%         9.0%         7.0%         2.0%
----------------------------------------------------------------------------------------
 Growth-Income                            5.0%         6.0%         7.0%         8.0%
----------------------------------------------------------------------------------------
 High-Yield Bond                          4.0%         3.0%         1.0%         0.0%
----------------------------------------------------------------------------------------
 Invesco V.I. Comstock Fund, Series
  II Shares                               5.0%         6.0%         8.0%         8.0%
----------------------------------------------------------------------------------------
 Invesco V.I. Growth and Income
  Fund, Series II Shares                  6.0%         7.0%         8.0%         8.0%
----------------------------------------------------------------------------------------
 Marsico Focused Growth                   1.0%         2.0%         3.0%         4.0%
----------------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust        8.0%         8.0%         8.0%         8.0%
----------------------------------------------------------------------------------------
 Real Estate                              0.0%         0.0%         0.0%         1.0%
----------------------------------------------------------------------------------------
 Real Return                              9.0%         5.0%         3.0%         0.0%
----------------------------------------------------------------------------------------
 Small & Mid Cap Value                    2.0%         2.0%         2.0%         2.0%
----------------------------------------------------------------------------------------
 Small Company Value                      0.0%         2.0%         2.0%         1.0%
----------------------------------------------------------------------------------------
 Total Return Bond                       14.0%        11.0%        10.0%         5.0%
----------------------------------------------------------------------------------------
                               TOTAL      100%         100%         100%         100%
----------------------------------------------------------------------------------------



The Polaris Portfolio Allocator Models listed above are those that are currently available. The Models are reconfigured from time to time. However, once you invest in a Model, the percentages of your contract value allocated to each Variable Portfolio within a Model will not be changed by us. If you purchased your contract prior to the current allocations of the Models specified above, any subsequent Purchase Payments will be invested in the same Model as your current investment and will not be invested in the Model allocations specified above unless you provide us with specific instructions to do so. You should speak with your financial representative about how to keep the Variable Portfolio allocations in each Model in line with your investment goals over time.

We reserve the right to change the Variable Portfolios and/or allocations to certain Variable Portfolios in each model to the extent that Variable Portfolios are liquidated, substituted, merged or otherwise reorganized.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE POLARIS PORTFOLIO ALLOCATOR PROGRAM AT ANY TIME.

50%-50% COMBINATION MODEL PROGRAM

PROGRAM DESCRIPTION

The 50%-50% Combination Model Program, available at no additional cost, may be offered to you to assist in diversifying your investment across various asset classes. The 50%-50% Combination Model Program allows you to choose from one of the four 50%-50% Combination Models ("Combination Models") designed to assist in meeting your stated investment goals.

Each of the Combination Models allocate 50% of your investment in a Polaris Portfolio Allocator Model and the remaining 50% in a corresponding Managed Allocation Portfolio to attempt to match a stated investment time horizon and risk tolerance. Each Managed Allocation Portfolio is a Fund-of-Funds managed by Ibbotson. The 50% of your investment allocated to the Polaris Portfolio Allocator Model is considered "static" because the composition of the Polaris Portfolio Allocator Model will not be changed by us and is not actively managed. However, the 50% of your investment allocated to the Managed Allocation Portfolio is considered "active" because each Managed Allocation Portfolio is an Underlying Fund that Ibbotson manages in order to maintain the investment objective of the Managed Allocation Portfolio. FOR MORE INFORMATION, PLEASE SEE SEASONS SERIES TRUST AND POLARIS PORTFOLIO ALLOCATOR MODEL PROGRAM ABOVE.

ENROLLING AND INVESTING IN THE COMBINATION MODEL PROGRAM

You may enroll in the Combination Model Program by electing a Combination Model when you purchase your variable annuity or if after contract issue, by contacting our Annuity Service Center. You and your financial representative should determine the Combination Model most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may request to discontinue the use of a Combination Model by providing a written reallocation request, calling our Annuity Service Center or logging into our website.

You may also choose to invest gradually into a Combination Model through the DCA program. PLEASE SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE.

You may only invest in one Combination Model at a time and participation in the Combination Model Program requires that you invest 100% of your initial Purchase Payment and subsequent Purchase Payment(s) in the same Combination Model. If you attempt to split your investment between one or more Combination Models, your investment may no longer be consistent with the Combination Models' intended objectives. Additionally, if you invest in any Variable Portfolios in addition to investing in a Combination Model, such an investment may no longer be consistent with the Combination Models' intended objectives and therefore, will effectively terminate your participation in the program.

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the elected Combination Model unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Combination Model, your investment may no longer be consistent with the Combination Model's intended objectives and therefore, will effectively terminate your participation in the program. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

You can transfer 100% of your investment from one Combination Model to another Combination Model at any time; you will be transferred into the most current model available in your contract. As a result of a transfer, we will automatically update your allocation instructions on file with respect to subsequent Purchase Payments and we will automatically update your Automatic Asset Rebalancing Program instructions to reflect your new investment. PLEASE SEE AUTOMATIC ASSET REBALANCING PROGRAM BELOW.

A subsequent Purchase Payment will be invested in the same Combination Model as your current investment unless we receive different instructions from you. You should consult with your financial representative to determine if you should update your allocation instructions, DCA target allocation instructions, and/or Automatic Asset Rebalancing Program instructions on file when you make a subsequent Purchase Payment.

If you elect the SunAmerica Income Plus Income Option with Custom Allocation, 10% of your initial Purchase Payment and subsequent Purchase Payment(s) will be allocated to the Secure Value Account and the remaining 90% may be invested in a Combination Model that complies with investment requirements. Your Combination Model will be rebalanced quarterly. You may not reallocate your money in the Secure Value Account to another Fixed Account, if available, or to the Variable Portfolios when the guarantee period ends. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

REBALANCING THE COMBINATION MODELS

You can elect to have your investment in the Combination Models rebalanced quarterly, semi-annually or annually to maintain the target asset allocation among the Variable Portfolios of the Combination Model you selected. If you make such an election to rebalance, both the allocation to the Polaris Portfolio Allocator Model and the Managed Allocation Portfolio will be rebalanced to equal the 50%-50% split discussed above. The investments in the Underlying Funds of each Managed Allocation Portfolio are not rebalanced as part of the Combination Model Program. PLEASE SEE SEASONS SERIES TRUST ABOVE.

Over time, the Combination Model you elect may no longer align with its original investment objective due to the effects of Underlying Fund performance and changes in the Underlying Funds' investment objectives. Therefore, if you do not elect to have your investment in the Combination Model rebalanced at least annually, then your investment may no longer be consistent with the Combination Model's intended objectives. In addition, your investment goals, financial situation and risk tolerance may change over time. You should consult with your financial representative about how to keep your Portfolio Allocator model's allocations in line with your investment goals. Finally, changes in investment objectives or management of the underlying funds in the models may mean that, over time, the models no longer are consistent with their original investment goals.

IMPORTANT INFORMATION ABOUT THE COMBINATION MODEL PROGRAM

The Combination Model Program is not intended as ongoing or personalized advice about investing in the Variable Portfolios. We do not provide investment advice regarding whether a Combination Model should be selected or rebalanced or whether it remains appropriate for any individual to invest in accordance with any particular Combination Model as your investment needs change. The Combination Model Program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Combination Model may have been built. Also, allocation to a single asset class may outperform a Combination Model, so that you could have better investment returns investing in a single asset class than in a Combination Model. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single asset class. Further, there can be no assurance that any Variable Portfolio chosen for a particular Combination Model will perform well or that its performance will closely reflect that of the asset class it is designed to represent.

The Combination Models represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the Combination Models meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning a specific Combination Model can be obtained from your financial representative.

Below are the Combination Models available for election.

--------------------------------------------------------------
 50%-50% COMBINATION
        MODEL          50% ALLOCATION TO:  50% ALLOCATION TO:
--------------------------------------------------------------
          1             Polaris Portfolio  Managed Allocation
                        Allocator Model 1       Balanced
--------------------------------------------------------------
          2             Polaris Portfolio  Managed Allocation
                        Allocator Model 2       Moderate
--------------------------------------------------------------
          3             Polaris Portfolio  Managed Allocation
                        Allocator Model 3    Moderate Growth
--------------------------------------------------------------
          4             Polaris Portfolio  Managed Allocation
                        Allocator Model 4        Growth
--------------------------------------------------------------


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE COMBINATION MODEL PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE


Subject to our rules, restrictions and policies described below, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts by telephone (800) 445-7862, through the Company's website (www.aig.com/annuities), by U.S. Mail addressed to our Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570 or by facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.



We cannot guarantee that we will be able to accept telephone, fax and/or internet transfer instructions at all times. Any telephone, fax or computer system, whether it is yours, your broker-dealer's, or ours, can experience outages or delays for a variety of reasons and may prevent our processing of your transfer request. We reserve the right to modify, suspend or terminate telephone, fax and/or internet transfer privileges at any time. If telephone, fax and/or internet access is unavailable, you must make your transfer request in writing by U.S. Mail to our Annuity Service Center.


Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.

You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio or Fixed Account after a transfer, that amount must be transferred as well.

There is no charge for your first 15 transfers. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

SHORT-TERM TRADING POLICIES


We do not want to issue this variable annuity contract to contract owners engaged in frequent trading or trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.


We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

The first 15 transfers in a rolling 12-month look-back period ("12-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 15th transfer in a 12-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 15th transfer in a 12-Month Rolling Period, all transfers must be submitted by United States Postal Service first-class mail ("U.S. Mail") for 12-months following the date of the 15th transfer ("Standard U.S. Mail Policy").


For example, if you made a transfer on August 16, 2013 and within the previous twelve months (from August 17, 2012 forward) you made 15 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2013 must be submitted by U.S. Mail (from August 17, 2013 through August 16,
2014).


U.S. Mail includes any postal service delivery method that offers delivery no sooner than United States Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.


We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request;
(4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are modified, suspended or terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.


Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all Owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES


Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares which may be more or less restrictive than ours. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.


Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Automatic Asset Rebalancing typically involves shifting portions of your money into and out of investment options so that the resulting allocations are consistent with your current investment instructions. Under the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if available, periodically rebalanced to return your allocations to the percentages given at your last instructions for no additional charge. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.

If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make such transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if available, resulting from your transfer which will replace any previous rebalancing instructions you may have provided ("Default Rebalancing Instructions"). You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.

If you elect an optional Living Benefit, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. In addition, any amount of your investment allocated to the Secure Value Account cannot be rebalanced. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

RETURN PLUS PROGRAM

The Return Plus program, available only if we are offering multi-year Fixed Accounts and available for no additional charge, allocates your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed

Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.

     EXAMPLE OF RETURN PLUS PROGRAM:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the 3-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


You can access money in your contract by making a systematic, partial, or total withdrawal (surrender), and/or by receiving annuity income payments during the Income Phase. PLEASE SEE ANNUITY INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.


We deduct a withdrawal charge applicable to any partial or total withdrawal made before the end of the withdrawal charge period.


If you have elected an Optional Living Benefit and you take the Maximum Annual Withdrawal Amount, you may still take an additional amount under the Free Withdrawal provision without incurring a withdrawal charge. However, that additional amount will be treated as an Excess Withdrawal for purposes of calculating your Income Base and future income payments. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.


FREE WITHDRAWAL AMOUNT

Your contract provides for a free withdrawal amount each year. A free withdrawal amount, as defined below, is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge at the time of the withdrawal if it is taken during the withdrawal charge period. The free withdrawal amount does not reduce the basis used to calculate future annual free withdrawals and withdrawal charges. As a result, if you surrender your contract in the future while withdrawal charges are still applicable, you will not receive the benefit of any previous free withdrawals upon a full surrender for the purpose of calculating the withdrawal charge.

Withdrawals of Purchase Payments made prior to the end of the withdrawal charge schedule that are in excess of your free withdrawal amount will result in a withdrawal charge. Before purchasing this contract, you should consider the effect of withdrawal charges on your investment if you need to withdraw more money than the annual free withdrawal amount during the withdrawal charge period. You should fully discuss this decision with your financial representative.

When you make a partial withdrawal, we deduct it from any remaining annual free withdrawal amount first, next from remaining Purchase Payments on a first-in, first-out basis, and then from any remaining contract value. This means that you can also access your Purchase Payments that are no longer subject to withdrawal charges before those Purchase Payments that are still subject to withdrawal charges.

Your annual free withdrawal amount is the greater of:

     1) 10% of remaining Purchase Payments not yet withdrawn each contract year, and still subject to withdrawal charges; or

     2) The Maximum Annual Withdrawal Amount not yet withdrawn each contract year, if you elected a Living Benefit.


If you are taking required minimum distributions ("RMD") applicable to this contract only, current Company practice is to waive any withdrawal charges applicable to those withdrawals.


The annual amounts withdrawn free of a withdrawal charge do not reduce the amount you invested for purposes of calculating the withdrawal charges (total Purchase Payments still subject to withdrawal charges). As a result, if you surrender your contract in the future while withdrawal charges are still applicable, any previous annual free withdrawal amount in the current contract year would then be subject to applicable withdrawal charges. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn may also be withdrawn free of a withdrawal charge at any time. If, in any contract year, you choose to take less than the full 10% free withdrawal amount, as described above, or the Maximum Annual Withdrawal Amount, if allowed under the Living Benefit you elected, then you may not carry over the unused amount as an annual free withdrawal in subsequent years.

We calculate charges upon surrender of the contract on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

The free withdrawal amount was calculated differently for contracts issued prior to July 18, 2011, PLEASE SEE APPENDIX I FOR DETAILS REGARDING THE FREE WITHDRAWAL AMOUNT CALCULATION.

The withdrawal charge percentage is determined by the number of years the Purchase Payment has been in the contract at the time of the withdrawal. PLEASE SEE EXPENSES BELOW. For the purpose of calculating the withdrawal charge if you are surrendering your contract, any prior free withdrawal amount in the current contract year is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no subsequent Purchase Payments and no election of optional features. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract. We will apply the following calculation:

A-(B x C)=D, where:
    A=Your contract value at the time of your request for withdrawal ($90,000) B=The amount of your Purchase Payments still subject to withdrawal charge
      ($100,000)
    C=The withdrawal charge percentage applicable to the age of each Purchase
      Payment (assuming 6% is the applicable percentage) [B x C=$6,000]
    D=Your full contract value ($84,000) available for total withdrawal

If you surrender your contract, we may also deduct any premium taxes, if applicable. PLEASE SEE EXPENSES BELOW.


Under most circumstances, the minimum amount you can withdraw is $1,000. We require that the value left in any Variable Portfolio or available Fixed Account be at least $100 after the withdrawal, and your total contract value must be at least $2,500. The request for withdrawal must be in writing and sent to the Annuity Service Center. For withdrawals of $500,000 and more, a signature guarantee is generally required at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. In the event that a proportionate partial withdrawal would cause the value of any Variable Portfolio or Fixed Account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.


Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners; (5) we are on notice that this contract is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $2,500 remaining in your contract at all times, or withdrawals may be discontinued. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. A withdrawal charge may apply if the amount of the periodic withdrawals in any year exceeds the free withdrawal amount permitted each year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND SEE EXPENSES BELOW.

Please contact our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on certain withdrawals prior to the Annuity Date. The waiver applies only to withdrawals made during the confinement period while you are in a nursing home or within 90 days after you leave the nursing home. You cannot use this waiver during the first 90 days after your contract is issued. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract. We will only waive the withdrawal charges on withdrawals or surrenders paid directly to the contract owner, and not to a third party or other financial services company.


In order to use this waiver, you must submit with your withdrawal request to the Annuity Service Center, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and (3) a bill from the nursing home which shows that you met the 60-day confinement requirement.


MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if your contract value is less than $2,500 as a result of withdrawals and/or fees and charges. We will provide you with 60 days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.


If you elected an optional Living Benefit, withdrawals taken under the parameters of the feature that reduce contract value below the minimum contract value will not terminate your contract. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.


QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OVERVIEW OF LIVING BENEFITS

The optional Living Benefits are designed to help you create a guaranteed income stream based on a series of withdrawals you may take from your contract that may last as long as you live, or as long as you and your spouse live. As long as you take these withdrawals within the parameters of the Living Benefit, you may receive a guaranteed income stream for life even if the entire contract value has been reduced to zero. Alternatively, you should know that you may also receive annuity income payments for life if you annuitize your contract. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

You may elect one of the optional Living Benefits, all of which are guaranteed minimum withdrawal benefits, for an additional fee. Living Benefits may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. You may never need to rely on this protection as the benefit's value is dependent on your contract's performance, your withdrawal activity and your longevity. Though the optional Living Benefits offer additional protections, the additional fee associated with the benefits has the impact of reducing the net investment return.


Please read carefully the more detailed description of each Living Benefit following the summary for information regarding how the benefit works, its availability, applicable restrictions, fees and additional considerations. YOU SHOULD CONSIDER EACH LIVING BENEFIT THOROUGHLY AND UNDERSTAND IT COMPLETELY BEFORE DECIDING TO ELECT A LIVING BENEFIT.


Below is a summary of the key features of the two optional Living Benefits offered in your contract followed by a glossary of defined terms used to describe the Living Benefits.


POLARIS INCOME PLUS(R) offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the contract's highest Anniversary Value, or an annual Income Credit. If you elect Polaris Income Plus, you may choose from Income Options 1, 2 or 3 or the Income Option with Custom Allocation.


The annual 6% Income Credit is an amount we may add to the Income Base each year for the first 12 Benefit Years. The 6% Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Income Base and not greater than the Maximum Annual Withdrawal Amount applicable to the income option you elected, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. After the first 12 years, only the highest Anniversary Value increase may be available. In addition, if you do not take any withdrawals during the first 12 years, you will be eligible for the Minimum Income Base on the 12th Benefit Year Anniversary. The Minimum Income Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

POLARIS INCOME BUILDER(R) offers guaranteed lifetime income and the opportunity to increase income by locking in the greater of either the contract's highest Anniversary Value, or an annual Income Credit.

The annual 6% Income Credit is an amount we may add to the Income Base each year for the first 12 Benefit Years. The 6% Income Credit is only available in years when no withdrawals are taken. After the first 12 years, only the highest Anniversary Value increase may be available. In addition, if you do not take any withdrawals during the first 12 years, you will be eligible for the Minimum Income Base on the 12th Benefit Year Anniversary. The Minimum Income Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

GENERAL INFORMATION APPLICABLE TO ALL LIVING BENEFITS


The "SunAmerica Income Plus" Living Benefit was renamed "Polaris Income Plus" and the "SunAmerica Income Builder" Living Benefit was renamed "Polaris Income Builder" for contracts issued January 23, 2012 and after. All references in the prospectus to the "SunAmerica Income Plus" and "SunAmerica Income Builder" Living Benefits have been changed accordingly.

You must invest in accordance with investment requirements outlined below.

Living Benefits may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The Living Benefits guarantee that only certain Purchase Payments received during the first contract year are included in the Income Base.

These optional Living Benefits are designed for individuals and spouses. Thus, if a contract is jointly owned by non-spousal joint Owners (which can include Domestic Partners) and either Owner dies, the surviving Owner must make an election in accordance with the death benefit provisions of the contract in compliance with the IRC, which terminates the Living Benefit. PLEASE SEE DEATH BENEFITS BELOW. Accordingly, the surviving Owner may not receive the full benefit of the Living Benefit.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the Living Benefit is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.


Certain Living Benefits are no longer offered or have changed since first being offered. IF YOUR CONTRACT WAS ISSUED PRIOR TO MAY 1, 2013, PLEASE SEE APPENDIX E FOR DETAILS REGARDING THOSE BENEFITS.


LIVING BENEFIT DEFINED TERMS

ANNIVERSARY VALUE

The contract value on any Benefit Year Anniversary minus any Ineligible Purchase Payments (defined below). Payment Enhancements and the Continuation Contribution, if applicable, are included in the calculation of Anniversary Values. PLEASE SEE SPOUSAL CONTINUATION BELOW.


BENEFIT EFFECTIVE DATE
The date the Living Benefit is elected. The Benefit Effective Date is the same as the contract issue date.

BENEFIT QUARTER
Each consecutive 3 month period starting on the Benefit Effective Date.

BENEFIT QUARTER ANNIVERSARY
The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following day.

BENEFIT YEAR
Each consecutive one year period starting on the Benefit Effective Date.

BENEFIT YEAR ANNIVERSARY
The date on which each Benefit Year begins.

CONTRACT YEAR
Each consecutive one year period starting on the contract issue date.

COVERED PERSON(S)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.

ELIGIBLE PURCHASE PAYMENTS

Eligible Purchase Payments are 100% of the Purchase Payments made in the first contract year and are included in the calculation of the Income Base and the Income Credit Base. The calculation of Eligible Purchase Payments does not include Income Credits, Payment Enhancements or the Continuation Contribution, if applicable. However, Payment Enhancements and Continuation Contribution, if applicable, are included in the calculation of Anniversary Values. Total Purchase Payments are limited to $1,500,000 without prior Company approval.



EXAMPLE: If you made a $100,000 Purchase Payment in contract year 1, the total maximum Eligible Purchase Payment is $100,000. Eligible Purchase Payments will not include additional Purchase Payments made in contract years 2 and after.


EXCESS WITHDRAWAL

Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year which exceeds the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable. This withdrawal may include, but is not limited to, any withdrawal in a Benefit Year taken after the maximum amount allowed. An Excess Withdrawal will cause the Income Base, Income Credit Base, if applicable, and the Maximum Annual Withdrawal Amount to be recalculated.


INCOME BASE
The Income Base is used to determine the fee and the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable. The Income Base is also used to determine the amount paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero.

INCOME CREDIT
An amount that may be added to the Income Base during the Income Credit Period as shown in the following table:


--------------------------------------------------------------------------------
                          INCOME CREDIT
                              (AS A
                          PERCENTAGE OF
                               THE
         OPTIONAL         INCOME CREDIT                  INCOME
      LIVING BENEFIT          BASE)                CREDIT AVAILABILITY
--------------------------------------------------------------------------------
  Polaris Income Plus           6%        Available during the first 12 Benefit
                                        Years -- the Income Credit is REDUCED in
                                               years withdrawals are taken
--------------------------------------------------------------------------------
  Polaris Income Builder        6%        Available during the first 12 Benefit
                                        Years -- the Income Credit is ELIMINATED
                                            in years any withdrawal is taken
--------------------------------------------------------------------------------

INCOME CREDIT BASE
The Income Credit Base is used solely as a basis for calculating the Income Credit during the Income Credit Period.

INCOME CREDIT PERIOD
The period of time over which we calculate the Income Credit, which is the first 12 Benefit Years.

INELIGIBLE PURCHASE PAYMENTS
Purchase Payments received after the 1st contract year, as discussed under "ELIGIBLE PURCHASE PAYMENTS" above.

INVESTMENT REQUIREMENTS
We will allocate a certain percentage of every Purchase Payment and Continuation Contribution, if any, to the Secure Value Account. The remaining amount of every Purchase Payment and Continuation Contribution, if any, must be allocated by you in accordance with the investment options outlined below.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT
The maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero without reducing the Income Base and the Income Credit Base, if applicable.

MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE
The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year while the contract value is greater than zero.

MINIMUM INCOME BASE
The guaranteed minimum amount equal to 200% of the first Benefit Year's Eligible Purchase Payments to which the Income Base will be increased on the 12th Benefit year Anniversary provided no withdrawals are taken before the 12th Benefit Year Anniversary.

PROTECTED INCOME PAYMENT
The amount to be paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero but the Income Base is still greater than zero or if the Latest Annuity Date has been reached.

PROTECTED INCOME PAYMENT PERCENTAGE
The percentage used to determine the Protected Income Payment.

POLARIS INCOME PLUS AND POLARIS INCOME BUILDER


How do Polaris Income Plus and Polaris Income Builder work?


Both Living Benefits lock in the greater of two values to determine the Income Base. The Income Base is the basis for the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. The Income Base is initially equal to the first Eligible Purchase Payment. While the Income Base is greater than zero, the Income Base is automatically locked in on each Benefit Year Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the current Income Base increased by any available Income Credit.


There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Year Anniversary, the Income Base will be at least 200% of your first Benefit Year's Eligible Purchase Payments ("Minimum Income Base"). PLEASE SEE "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE INCREASED?" BELOW.


What determines the amount I can receive each year?

The amount that you receive depends on which Living Benefit you have elected, the income option you have elected, whether there are one or two Covered Person(s), the age of the Covered Person(s) at the time of the first withdrawal and whether your contract value is greater than or equal to zero. You must choose a feature and income option, if applicable, at the time you purchase your contract and your election may not be changed thereafter. Please see the table below for the income options available to you. If you purchased your contract through certain broker-dealers, all income options may not be available to you.

While the contract value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base or Income Credit Base, if applicable. The Maximum Annual Withdrawal Percentage differs depending on whether there are one or two Covered Person(s), the age of the Covered Person(s) at the time of first withdrawal and the income option elected.

If your contract value has been reduced to zero or the Latest Annuity Date is reached, the Protected Income Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). The Protected Income Payment Percentage differs depending on (1) the income option you elected, (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal and (4) for those taking withdrawals before age 65, if applicable under the income option elected, whether a highest Anniversary Value is attained after the Covered Person(s)' 65th birthday. PLEASE SEE "WHAT HAPPENS IF THE CONTRACT VALUE IS REDUCED TO ZERO WHILE THE INCOME BASE IS GREATER THAN ZERO?" AND "WHAT HAPPENS TO MY LIVING BENEFIT UPON THE LATEST ANNUITY DATE?" BELOW.

--------------------------------------------------------------------------------
                                POLARIS         POLARIS         POLARIS
 NUMBER OF COVERED PERSONS    INCOME PLUS     INCOME PLUS     INCOME PLUS
 AND AGE OF COVERED PERSON      INCOME          INCOME          INCOME
   AT FIRST WITHDRAWAL*        OPTION 1        OPTION 2        OPTION 3
--------------------------------------------------------------------------------
 One Covered Person (Age
 64 and Younger)              5.0% / 3.0%**   5.0% / 3.0%**  3.75% / 3.75%
--------------------------------------------------------------------------------
 One Covered Person (Age
 65 and Older)                5.5% / 4.0%     6.5% / 3.0%     5.0% /  5.0%
--------------------------------------------------------------------------------
 Two Covered Persons (Age
 64 and Younger)              4.5% / 3.0%***  4.5% / 3.0%*** 3.25% / 3.25%
--------------------------------------------------------------------------------
 Two Covered Persons (Age
 65 and Older)                5.0% / 4.0%     6.0% / 3.0%     4.5% /  4.5%
--------------------------------------------------------------------------------



------------------------------------------
 NUMBER OF COVERED PERSONS
 AND AGE OF COVERED PERSON  POLARIS INCOME
   AT FIRST WITHDRAWAL*         BUILDER
------------------------------------------
 One Covered Person (Age
 65 and Older)               5.5% / 5.25%
------------------------------------------
 Two Covered Persons (Age
 65 and Older)               5.0% / 4.75%
------------------------------------------


       THE FIRST PERCENTAGE REPRESENTS THE MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE AND THE SECOND PERCENTAGE REPRESENTS THE PROTECTED INCOME PAYMENT PERCENTAGE FOR EACH OF THE OPTIONS SHOWN.

    * If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of Two Covered Persons.

   ** If One Covered Person is elected, the Protected Income Payment Percentage is 4.0% if the Income Base is increased to a new highest Anniversary Value on or after the Covered Person's 65th birthday.

   *** If Two Covered Persons are elected, the Protected Income Payment
       Percentage is 4.0% if the Income Base is increased to a new highest Anniversary Value on or after the younger Covered Person's 65th birthday.

We reserve the right to modify the rates referenced above at any time for prospectively issued contracts.

Are there investment requirements if I elect a Living Benefit?


Yes, you must allocate your assets, including Purchase Payments, Payment Enhancements and the Continuation Contribution, if any, to a combination of the Secure Value Account and Variable Portfolios or Models as detailed below. Your investment requirements differ depending on the feature and income option you select.



With respect to amounts allocated to the Secure Value Account, the crediting interest rate will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the living benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. You may not reallocate your money in the Secure Value Account to a DCA or Fixed Account, if available or to the Variable Portfolios at any time unless the Living Benefit is cancelled.



You may use available DCA Fixed Accounts to invest your target allocations in accordance with the investment requirements.



INVESTMENT REQUIREMENTS FOR POLARIS INCOME PLUS INCOME OPTION 1, 2 OR 3 AND POLARIS INCOME BUILDER



If you elect Polaris Income Plus Income Option 1, 2 or 3 or Polaris Income Builder, you must allocate your assets in accordance with A, B or C:



----------------------------------------------------------------------------------------------

-----------
     A      20% Secure Value      40% SunAmerica Dynamic Allocation Portfolio; and
            Account                40% SunAmerica Dynamic Strategy Portfolio
----------------------------------------------------------------------------------------------
     B      20% Secure Value      30% SunAmerica Dynamic Allocation Portfolio;
            Account                30% SunAmerica Dynamic Strategy Portfolio;
                                   6% VCP Managed Asset Allocation SAST Portfolio;
                                   7% VCP Total Return Balanced Portfolio; and
                                   7% VCP Value Portfolio
----------------------------------------------------------------------------------------------
     C      20% Secure Value      Up to 80% in one or more of the following Variable
            Account                Portfolios, except as otherwise noted:

                                    Cash Management
                                    Corporate Bond
                                    Global Bond
                                    Government and Quality Bond
                                    Real Return
                                    Total Return Bond
                                    SunAmerica Dynamic Allocation Portfolio
                                    SunAmerica Dynamic Strategy Portfolio
                                    VCP Managed Asset Allocation SAST Portfolio*
                                    VCP Total Return Balanced Portfolio*
                                    VCP Value Portfolio*

                                   * You may invest up to a maximum of 10% in each of these
                                     Variable Portfolios.
----------------------------------------------------------------------------------------------






INVESTMENT REQUIREMENTS FOR POLARIS INCOME PLUS INCOME OPTION WITH CUSTOM ALLOCATION



If you elect the Polaris Income Plus Income Option with Custom Allocation, you must allocate your assets in accordance with one of three Check the Box Options or the Build-Your-Own Option:


--------------------------------------------------------------------------------------------------------

---------------------
 Check-The-Box        10% Secure Value      90% Polaris Portfolio Allocator Model 1, Model 2 or Model 3
 Option 1             Account               Or
                                            90% in Combination Model 1, Model 2 or Model 3
--------------------------------------------------------------------------------------------------------
 Check-The-Box        10% Secure Value      90% in one or more of the following balanced Variable
 Option 2             Account               Portfolios:
                                             American Funds Asset Allocation SAST
                                             Asset Allocation
                                             Balanced
                                             Franklin Income VIP Fund
                                             Managed Allocation Balanced
                                             Managed Allocation Moderate
                                             Managed Allocation Moderate Growth
                                             MFS Total Return
                                             SunAmerica Dynamic Allocation Portfolio
                                             SunAmerica Dynamic Strategy Portfolio
--------------------------------------------------------------------------------------------------------
 Check-The-Box        10% Secure Value      90% Cash Management Variable Portfolio
 Option 3             Account
--------------------------------------------------------------------------------------------------------



If you choose the Build-Your-Own Option, after investing 10% in the Secure Value Account, the remaining 90% of Purchase Payments must be invested among the Variable Portfolios, as follows:



------------------------------------------------------------------------------------
     INVESTMENT            INVESTMENT              VARIABLE PORTFOLIOS AND/OR
        GROUP              REQUIREMENT                 DCA FIXED ACCOUNTS
------------------------------------------------------------------------------------
 A. BOND, CASH AND         Minimum 20%      Cash Management
    DCA FIXED              Maximum 90%      Corporate Bond
    ACCOUNTS                                Global Bond
                                            Government and Quality Bond
                                            Real Return
                                            Total Return Bond

                                            DCA FIXED ACCOUNTS*
                                            6-Month DCA
                                            1-Year DCA
                                            2-Year DCA
------------------------------------------------------------------------------------
 B. EQUITY**               Minimum 0%       Aggressive Growth
                           Maximum 70%      Alliance Growth
                                            American Funds Asset Allocation SAST
                                            American Funds Global Growth SAST
                                            American Funds Growth SAST
                                            American Funds Growth-Income SAST
                                            Asset Allocation
                                            Balanced
                                            Blue Chip Growth
                                            Capital Appreciation
                                            Davis Venture Value
                                            "Dogs" of Wall Street
                                            Equity Opportunities
                                            Foreign Value
                                            Franklin Founding Funds
                                             Allocation VIP Fund
                                            Franklin Income VIP Fund
                                            Fundamental Growth
                                            Global Equities
                                            Growth
                                            Growth-Income
                                            High-Yield Bond
                                            International Diversified Equities
                                            International Growth and Income
                                            Invesco V.I. American Franchise Fund,
                                              Series II Shares
                                            Invesco V.I. Comstock Fund, Series II
                                              Shares
                                            Invesco V.I. Growth and Income Fund,
                                              Series II Shares
                                            Lord Abbett Growth and Income
                                            Managed Allocation Balanced
                                            Managed Allocation Growth
                                            Managed Allocation Moderate
                                            Managed Allocation Moderate Growth
                                            Marsico Focused Growth
                                            MFS Massachusetts Investors Trust
                                            MFS Total Return
                                            Small & Mid Cap Value
                                            SunAmerica Dynamic Allocation Portfolio
                                            SunAmerica Dynamic Strategy Portfolio
                                            Telecom Utility
------------------------------------------------------------------------------------
 C. LIMITED EQUITY         Minimum 0%       Capital Growth
                           Maximum 10%      Emerging Markets
                                            Growth Opportunities
                                            Mid-Cap Growth
                                            Natural Resources
                                            Protected Asset Allocation SAST
                                              Portfolio
                                            Real Estate
                                            Small Company Value
                                            Technology
------------------------------------------------------------------------------------





* You may use a DCA Fixed Account to invest your target allocations in accordance with the investment requirements.



** Not all funds listed in the Equity group invest in equity markets.




How do my investment requirements impact my feature and contract?

Before you elect a Living Benefit, you and your financial representative should carefully consider whether the investment requirements associated with the Living Benefits meet your investment objectives and risk tolerance.

The investment requirements may reduce the need to rely on the guarantees provided by these Living Benefits because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively.




Your allocation instructions must comply with the investment requirements, described above, for the amount not invested in the Secure Value Account accompanying any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account in order for your application or subsequent Purchase Payment(s) allocation instructions to be considered in Good Order. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.



We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations of the investment options.


REBALANCING AND INVESTMENT REQUIREMENTS

We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.

Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer ("Default Rebalancing Instructions") which will replace any previous rebalancing instructions you may have provided.

If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center. PLEASE SEE AUTOMATIC ASSET REBALANCING PROGRAM ABOVE.


We will not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program.



What are the factors used to calculate Polaris Income Plus and Polaris Income Builder?



The benefit offered by Polaris Income Plus and Polaris Income Builder is calculated by considering the factors described below.



FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS. It is important to note that only Purchase Payments made during the first contract year are taken into consideration in determining the Eligible Purchase Payments. If you anticipate that you will be making Purchase Payments after the first contract year, you should know that those Purchase Payments will not be included in the calculation of the Eligible Purchase Payments and Anniversary Values.


SECOND, we consider the INCOME CREDIT PERIOD. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Benefit Effective Date and ends 12 years later.

THIRD, we determine the ANNIVERSARY VALUE which equals your contract value on any Benefit Year Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; and (2) Eligible Purchase Payments.

FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. The Income Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals. If you do not take any withdrawals before the 12th Benefit Year Anniversary, the Income Base will be increased to at least the MINIMUM INCOME BASE on the 12th Benefit Year Anniversary. The Minimum Income Base is equal to 200% of your first Benefit Year's Eligible Purchase Payments.

FIFTH, we determine the INCOME CREDIT BASE which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the first Eligible Purchase Payment. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

SIXTH, we determine the INCOME CREDIT.


If you elect POLARIS INCOME PLUS, the Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit

Base on each Benefit Year Anniversary during the Income Credit Period. The Income Credit Percentage is REDUCED BUT NOT ELIMINATED in any Benefit Year in which cumulative withdrawals during the preceding Benefit Year are less than 6% of the Income Base and not greater than the Maximum Annual Withdrawal Amount applicable to the income option you elected.


For example, if you elected Polaris Income Plus Income Option 1 for one Covered Person and take cumulative withdrawals that are equal to 4% of the Income Base in the preceding Benefit Year, the Income Credit Percentage on the Benefit Year Anniversary is reduced from 6% to 2%. However, if you take cumulative withdrawals in the preceding Benefit Year that are equal to or greater than the Maximum Annual Withdrawal Amount applicable to the income option you elected, the Income Credit Percentage for that Benefit Year Anniversary is equal to zero. For example, if you elected two Covered Persons and take cumulative withdrawals that are equal to 6.6% of the Income Base in the preceding Benefit Year, the Income Credit Percentage on the Benefit Year Anniversary is reduced to zero because the withdrawal is in excess of the Maximum Annual Withdrawal Amount applicable to two Covered Persons.



If you elect POLARIS INCOME BUILDER, the Income Credit is equal to 6% of the Income Credit Base, on each Benefit Year Anniversary during the Income Credit Period. The Income Credit may only be added to the Income Base if NO WITHDRAWALS ARE TAKEN in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Income Base on your second Benefit Year Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Income Base on your third Benefit Year Anniversary.



SEVENTH, we determine the MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base and the Income Credit Base, if applicable. If your contract value is reduced to zero but your Income Base is greater than zero, the PROTECTED INCOME PAYMENT PERCENTAGE represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).


The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by three factors: 1) whether there is one or two Covered Person(s); 2) the age of the Covered Person(s) at the time of first withdrawal; and 3) the income option elected. Additionally, if applicable to the income option you elect, the Protected Income Payment Percentage may differ depending on whether withdrawals are taken before age 65 and if a new highest Anniversary Value is achieved on or after the Covered Person(s) 65th birthday.

Please see the table under "WHAT DETERMINES THE AMOUNT I CAN RECEIVE EACH YEAR?" above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.

EIGHTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero but your Income Base is greater than zero, the PROTECTED INCOME PAYMENT is determined by multiplying the Income Base by the applicable Protected Income Payment Percentage.


FINALLY, we determine the EXCESS WITHDRAWALS, PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON POLARIS INCOME PLUS AND POLARIS INCOME BUILDER?" BELOW.


How can the Income Base and Income Credit Base be increased?


On each Benefit Year Anniversary, the Income Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Income Base plus the Income Credit, if any. In addition, the Income Base will be at least the Minimum Income Base on the 12th Benefit Year Anniversary provided no withdrawals have been taken before that anniversary.


On each Benefit Year Anniversary during the Income Credit Period, the Income Credit Base is automatically increased to the highest Anniversary Value, if the Income Base is increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Income Base.

Increases to your Income Base and Income Credit Base occur on Benefit Year Anniversaries while the contract value is greater than zero. However, Eligible Purchase Payments increase your Income Base and Income Credit Base at the time they are received. SINCE HIGHEST ANNIVERSARY VALUES ARE DETERMINED ONLY ON THE BENEFIT YEAR ANNIVERSARIES, YOUR INCOME BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR CONTRACT VALUE IS HIGHER ON DAYS OTHER THAN THE BENEFIT YEAR ANNIVERSARIES.


If the contract value has been reduced to zero, the Income Base will no longer be recalculated on each Benefit Year Anniversary. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON POLARIS INCOME PLUS AND POLARIS INCOME BUILDER?" BELOW.

How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?

INCREASES IN THE INCOME BASE

During the first Contract Year which Eligible Purchase Payments are allocated to your contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Income Base is increased on a Benefit Year Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year Anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage.

DECREASES IN THE INCOME BASE


Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, you will not be eligible for an Income Credit in that Benefit Year. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON POLARIS INCOME PLUS AND POLARIS INCOME BUILDER?" BELOW.



What are the effects of withdrawals on Polaris Income Plus and Polaris Income Builder?



The Maximum Annual Withdrawal Amount, the Income Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year Anniversary, your Income Base is not eligible to be at least the Minimum Income Base.


Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

The impact of withdrawals on specific factors is further explained below:

     INCOME BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base and Income Credit Base could be more or less than a dollar-for-dollar reduction.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.


     PROTECTED INCOME PAYMENT: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. PLEASE SEE "WHAT HAPPENS IF THE CONTRACT VALUE IS REDUCED TO ZERO WHILE THE INCOME BASE IS GREATER THAN ZERO?" BELOW.


All withdrawals from the contract, including withdrawals taken under these Living Benefits, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. In addition, withdrawals under these Living Benefits will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. Partial withdrawals under these Living Benefits must be deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND EXPENSES BELOW.



What is the fee for Polaris Income Plus and Polaris Income Builder?



The fee for Polaris Income Plus and Polaris Income Builder is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE SPECIFIC INFORMATION REGARDING THE ASSESSMENT OF THE FEE. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:


----------------------------------------------------------------------------
                                                                   MAXIMUM
                                                                 ANNUALIZED
                                                                  FEE RATE
                                                                 DECREASE OR
                                                                  INCREASE
                         INITIAL       MAXIMUM       MINIMUM        EACH
      NUMBER OF        ANNUAL FEE    ANNUAL FEE    ANNUAL FEE      BENEFIT
   COVERED PERSONS        RATE          RATE          RATE        QUARTER*
----------------------------------------------------------------------------
 One Covered Person       1.10%         2.20%         0.60%       +/-0.25%
----------------------------------------------------------------------------
 Two Covered Persons      1.35%         2.70%         0.60%       +/-0.25%
----------------------------------------------------------------------------


* The quarterly fee rate will not decrease or increase by more than 0.0625% each quarter (0.25% / 4).


Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract. PLEASE SEE APPENDIX C -- FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME PLUS AND POLARIS INCOME BUILDER FEE.


The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.


Due to the investment requirements associated with the election of a Living Benefit, a portion of your assets may be invested in the SunAmerica Dynamic Allocation Portfolio, SunAmerica Dynamic Strategy Portfolio, VCP Managed Asset Allocation SAST Portfolio, VCP Total Return Balanced Portfolio or VCP Value Portfolio. Each of these Variable Portfolios utilize an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the market is in a prolonged state of higher volatility, your fee rate may be increased and each of these Variable Portfolios may decrease its exposure to equity markets, thereby reducing the likelihood that you will achieve a higher Anniversary Value. Similarly, when the market is in a prolonged state of lower volatility, your fee rate may be decreased and each of these Variable Portfolios may increase its exposure to equity markets.





Since the fee rate is assessed against the Income Base, an increase in the Income Base due to an addition of an Income Credit, attaining a new highest Anniversary Value or an addition of subsequent Eligible Purchase Payments will result in an increase to the amount of the fee you pay, assuming that the annual fee rate has not decreased as described above. Please note that this means the addition of an Income Credit will lead to paying a higher fee in any given period than without the addition of the Income Credit, and in certain instances, the value of the Income Credit may be more than offset by the amount of the fee. You will be assessed a non-refundable fee each quarter regardless of whether or not you take any withdrawals.


If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.

What happens if the contract value is reduced to zero while the Income Base is greater than zero?

If the contract value is reduced to zero but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR CONTRACT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH THE LIVING BENEFIT WILL TERMINATE.

If your contract value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract. In addition, an Income Credit is not available if the contract value is reduced to zero, even if a benefit remains payable.

When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:

     1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     2. Any option mutually agreeable between you and us.


Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.




When and how may I elect a Living Benefit?

You may elect a Living Benefit at the time of contract issue (the "Benefit Effective Date"). You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse, the "Covered Person(s)." If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect the Living Benefit, the Covered Persons must meet the age requirements. The age requirements vary depending on the type of contract and the number of Covered Persons. The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirements for those features in order to elect them.


POLARIS INCOME PLUS -
IF YOU ELECT ONE COVERED PERSON:


---------------------------------------------------------------------
                                       COVERED PERSON
                       ----------------------------------------------
                        MINIMUM AGE              MAXIMUM AGE
---------------------------------------------------------------------
      One Owner              45                      80
---------------------------------------------------------------------
   Joint Owners(1)           45                      80
---------------------------------------------------------------------



POLARIS INCOME PLUS -
IF YOU ELECT TWO COVERED PERSONS:



----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                        MINIMUM AGE      MAXIMUM AGE      MINIMUM AGE      MAXIMUM AGE
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
   Joint Owners(2)           45               80               45               85
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
      One Owner
    with Spousal             45               80               45             N/A(3)
     Beneficiary
----------------------------------------------------------------------------------------
     QUALIFIED:
      One Owner
    with Spousal             45               80               45             N/A(3)
     Beneficiary
----------------------------------------------------------------------------------------




POLARIS INCOME BUILDER -
IF YOU ELECT ONE COVERED PERSON:


---------------------------------------------------------------------
                                       COVERED PERSON
                       ----------------------------------------------
                        MINIMUM AGE              MAXIMUM AGE
---------------------------------------------------------------------
      One Owner              65                      80
---------------------------------------------------------------------
   Joint Owners(1)           65                      80
---------------------------------------------------------------------



POLARIS INCOME BUILDER -
IF YOU ELECT TWO COVERED PERSONS:



----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                        MINIMUM AGE      MAXIMUM AGE      MINIMUM AGE      MAXIMUM AGE
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
   Joint Owners(2)           65               80               65               85
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
      One Owner
    with Spousal             65               80               65             N/A(3)
     Beneficiary
----------------------------------------------------------------------------------------
     QUALIFIED:
      One Owner
    with Spousal             65               80               65             N/A(3)
     Beneficiary
----------------------------------------------------------------------------------------



(1) Based on the age of the older Owner.


(2) Based on the age of the younger Joint Owner.



(3) The age requirement is based solely on the single owner for purposes of issuing the contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.


If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?

As the original owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal.

Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount will be considered an Excess Withdrawal. IF YOU MUST TAKE RMD FROM THIS CONTRACT AND WANT TO ENSURE THAT THESE WITHDRAWALS ARE NOT CONSIDERED EXCESS WITHDRAWALS, YOUR WITHDRAWALS MUST BE SET UP ON THE SYSTEMATIC WITHDRAWAL PROGRAM FOR RMDS ADMINISTERED BY OUR ANNUITY SERVICE CENTER.

We will provide RMD favorable treatment, once each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by us. Therefore, if you are transferring from another company and are already 70 1/2, you should take the current tax year's RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning 70 1/2, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of age 70 1/2, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.


If you have elected Polaris Income Plus and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Income Base, an Income Credit will be included in determining any Income Base increase in that Benefit Year.



If you have elected Polaris Income Builder, no Income Credit will be included in the calculation of the Income Base when an RMD is taken.


What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person?

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

     2. Continue the contract if the contract value is greater than zero, without the Living Benefit and its corresponding fee.

What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons?

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

     2. Continue the contract with the Living Benefit and its corresponding fee.


The components of the Living Benefit in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. PLEASE SEE "HOW DO POLARIS INCOME PLUS AND POLARIS INCOME BUILDER WORK?" ABOVE.


If spousal continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for highest Anniversary Value or if applicable, any Income Credit during the Income Credit Period, while the contract value is greater than zero. The Continuing Spouse is also eligible to receive the Minimum Income Base on the 12th Benefit Year Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Benefit Effective Date.

Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit. PLEASE SEE DEATH BENEFITS BELOW.

What happens to my Living Benefit upon the Latest Annuity Date?

If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you begin the Income Phase and therefore, you must select one of the following annuity income options:

     1. Annuitize the contract value under the contract's annuity provisions (please see ANNUITY INCOME OPTIONS below); or

     2. Annuitize the contract and elect to receive the current Maximum Annual Withdrawal Amount as of the Latest Annuity Date for a fixed period while you are alive. The fixed period is determined by dividing the contract value on the Latest Annuity Date by the Maximum Annual Withdrawal Amount. Any applicable Premium Taxes will be deducted from the contract value prior to determining the fixed period. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base as of the Latest Annuity Date by the applicable Protected Income Payment Percentage, paid until the death(s) of the Covered Person(s). The Maximum Annual Withdrawal Amount fixed period payments and the subsequent Protected Income Payments will be divided equally on a monthly, quarterly, semi-annual or annual frequency, as selected by you.

     3. Any annuity income option mutually agreeable between you and us.

Once you begin the Income Phase by electing one of the annuity income payment options above, the Income Base will no longer be adjusted either for highest Anniversary Values or additional Income Credits.

If you do not elect an option listed above, on the Latest Annuity Date, we will annuitize the contract value in accordance with Option 2 above.

Can I elect to cancel my Living Benefit?

The Living Benefit may not be cancelled by you prior to the 5th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.

---------------------------------------------------------
  CANCELLATION
     REQUEST                   CANCELLATION
    RECEIVED                  EFFECTIVE DATE
---------------------------------------------------------
    Years 1-5          5th Benefit Year Anniversary
---------------------------------------------------------
     Years 5+      Benefit Quarter Anniversary following
                  the receipt of the cancellation request
---------------------------------------------------------


Once cancellation is effective, the guarantees under the Living Benefits are terminated. In addition, the investment requirements for the Living Benefits will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation.


If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. Upon the cancellation effective date of the Living Benefit, there will be one final fee applicable to the Benefit Quarter in which the cancellation occurs, on the same Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.



What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel Polaris Income Plus or Polaris Income Builder?


Amounts allocated to the Secure Value Account will be automatically transferred to the 1-Year Fixed Account, if available. If the 1-Year Fixed Account is not available in the state in which your contract was issued, amounts will be transferred to the Cash Management Variable Portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee. Purchase Payments will no longer be allocated to the Secure Value Account after cancellation.


The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of the Polaris Income Plus or Polaris Income Builder. Amounts transferred from the Secure Value Account into the 1-Year Fixed Account or Cash Management Variable Portfolio, as applicable, will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center.


Are there circumstances under which my Living Benefit will be automatically cancelled?

The Living Benefit will automatically be cancelled upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Termination or surrender of the contract; or

     3. A death benefit is paid resulting in the contract being terminated; or

     4. An Excess Withdrawal that reduces the contract value and Income Base to zero; or

     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or

     6. A change that removes all Covered Persons from the contract except as noted below and under "ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?

Under any of the following circumstances, the Living Benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

     2. The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.

Under these circumstances, the fee for the Living Benefit based on two Covered Persons will continue to be charged and the guaranteed withdrawals based on two Covered Persons are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the Living Benefit as described under "CAN I ELECT TO CANCEL MY LIVING BENEFIT?" above.

Any amounts that we may pay under the feature in excess of your contract value are subject to the Company's financial strength and claims-paying ability.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          MARKETLOCK FEATURES EXTENSION


                                   PARAMETERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





The information below is important to you if you purchased a contract between MAY 4, 2009 AND JANUARY 18, 2010 and you elected the MARKETLOCK INCOME PLUS OR MARKETLOCK FOR LIFE PLUS living benefit or if you purchased a contract between MAY 4, 2009 AND MAY 31, 2010 and you elected the MARKETLOCK FOR LIFE living benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period and the initial Income Credit Period (not applicable to MarketLock For Life) end after the fifth contract year. On or about your fifth contract anniversary, you have an opportunity to extend the Income Base Evaluation Period and the Income Credit Period, if applicable, for an additional five years (the "Extension") depending on which MarketLock feature you elected at the time of purchase:



------------------------------------
 MARKETLOCK        CONTRACT PURCHASE
FEATURE            DATES
------------------------------------
                   May 4,
 MarketLock        2009 - January
     Income Plus   18, 2010
------------------------------------
                   May 4,
 MarketLock For    2009 - January
     Life Plus     18, 2010
------------------------------------
 MarketLock For    May 4, 2009 - May
     Life          31, 2010
------------------------------------




In choosing the Extension, your fee and investment requirements will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.



If you do not wish to elect the Extension, no further action is required by you. Your living benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements. However, your Income Base will no longer be adjusted for higher anniversary values or income credits (not applicable to MarketLock For Life). Please note that if you do not elect the Extension on or about your fifth anniversary, you will not be permitted to extend the Income Base Evaluation and Income Credit Periods, if applicable, in the future.



As a reminder, you also have the option to cancel your living benefit on your fifth or tenth anniversaries, or any anniversary after the tenth. If you elect to cancel your living benefit, you will no longer receive the guarantees of the living benefit and you will no longer be charged the fee.



As with all important financial decisions, we recommend that you discuss this with your financial representative.



For information on the MarketLock Feature you elected at purchase, please see the APPENDIX E -- LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2013.



How do I elect the Extension?



To elect the Extension, you must complete the Election Form we send you. If you elected the MarketLock Income Plus or MarketLock For Life Plus living benefit, both the Income Base Evaluation Period and the Income Credit Period may be extended for an additional 5 year period. If you elected the MarketLock For Life living benefit, the Income Base Evaluation Period may be extended for an additional 5 year period.



As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values and the Income Credit Period refers to the period of time over which we calculate a potential Income Credit. These components are used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.

What is the fee if I elect the Extension?



If you elect MARKETLOCK INCOME PLUS EXTENSION, the fee for the living benefit will be increased by 0.10% as follows:



-------------------------------------------------------
                        CURRENT         ANNUALIZED FEE
                     ANNUALIZED FEE    AFTER EXTENSION
                    (calculated as a   (calculated as a
    NUMBER OF      percentage of the  percentage of the
 COVERED PERSONS      Income Base)       Income Base)
-------------------------------------------------------
       One                1.10%              1.20%
-------------------------------------------------------
       Two                1.35%              1.45%
-------------------------------------------------------




If you elect MARKETLOCK FOR LIFE PLUS EXTENSION, the fee for the living benefit will be increased by 0.25% for One Covered Person and 0.20% for Two Covered Persons as follows:



-------------------------------------------------------
                        CURRENT         ANNUALIZED FEE
                     ANNUALIZED FEE    AFTER EXTENSION
                    (calculated as a   (calculated as a
    NUMBER OF      percentage of the  percentage of the
 COVERED PERSONS      Income Base)       Income Base)
-------------------------------------------------------
       One                0.95%              1.20%
-------------------------------------------------------
       Two                1.25%              1.45%
-------------------------------------------------------




If you elect MARKETLOCK FOR LIFE EXTENSION, the fee for the living benefit will be increased by 0.25% as follows:



-------------------------------------------------------
                        CURRENT         ANNUALIZED FEE
                     ANNUALIZED FEE    AFTER EXTENSION
                    (calculated as a   (calculated as a
    NUMBER OF      percentage of the  percentage of the
 COVERED PERSONS      Income Base)       Income Base)
-------------------------------------------------------
       One                0.70%              0.95%
-------------------------------------------------------
       Two                0.95%              1.20%
-------------------------------------------------------




What are the investment requirements if I elect the Extension?



The Investment Requirements for the Extension are different from, and are more restrictive than, the Investment Requirements of your current MarketLock Income Plus, MarketLock For Life Plus or MarketLock For Life living benefit. If you elect the Extension, you must allocate your assets in accordance with one of the following options:



---------------------------------------------------------------------------
---------------------------------------------------------------------------
 Option 1      Up to 100% in one or more of the following:
                 SunAmerica Dynamic Allocation Portfolio
                 SunAmerica Dynamic Strategy Portfolio
                 Cash Management Portfolio

---------------------------------------------------------------------------
 Option 2      At least 50% and up to 100% in one or more of the following:
                 SunAmerica Dynamic Allocation Portfolio
                 SunAmerica Dynamic Strategy Portfolio
                 Cash Management Portfolio

               Up to 50% in one or more of the following Variable
               Portfolios:
                 American Funds Asset Allocation SAST
                 Asset Allocation
                 Balanced
                 Franklin Income VIP Fund
                 Managed Allocation Balanced
                 Managed Allocation Moderate
                 Managed Allocation Moderate Growth
                 MFS Total Return
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 Option 3      25% SunAmerica Dynamic Allocation Portfolio and
               25% SunAmerica Dynamic Strategy Portfolio and

               50% in one of the following Models:
                 Polaris Portfolio Allocator Models*:
                 Model 1, Model 2 or Model 3
                 or
                 50%-50% Combination Models*:
                 Model 1, Model 2 or Model 3
                 * Please see the allocations for the currently available
                   Polaris Portfolio Allocator Models and 50%-50%
                   Combination Models above.
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 Option 4      At least 50% and up to 100% in one or more of the following:
                 SunAmerica Dynamic Allocation Portfolio
                 SunAmerica Dynamic Strategy Portfolio
                 Cash Management Portfolio

               Up to 50% in accordance with the requirements outlined in
               the table below:
---------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                           INVESTMENT               VARIABLE PORTFOLIOS AND/OR
 INVESTMENT GROUP          REQUIREMENT                    FIXED ACCOUNTS
------------------------------------------- -----------------------------------------
 A. Bond, Cash and    Minimum 15%            Corporate Bond
    Fixed Accounts    Maximum 50%            Global Bond
                                             Government and Quality Bond
                                             Real Return
                                             Total Return Bond

                                             DCA FIXED ACCOUNTS
                                             6-Month DCA
                                             1-Year DCA
                                             2-Year DCA

                                             FIXED ACCOUNTS
                                             1-Year Fixed (if available)
------------------------------------------- -----------------------------------------
 B. Equity Maximum    Minimum 0%             Aggressive Growth
                      Maximum 35%            Alliance Growth
                                             American Funds Asset Allocation
                                               SAST
                                             American Funds Global Growth
                                               SAST
                                             American Funds Growth SAST
                                             American Funds Growth-Income
                                               SAST
                                             Asset Allocation
                                             Balanced
                                             Blue Chip Growth
                                             Capital Appreciation
                                             Davis Venture Value
                                             "Dogs" of Wall Street
                                             Equity Opportunities
                                             Foreign Value
                                             Franklin Founding Funds Allocation
                                               VIP Fund
                                             Franklin Income VIP Fund
                                             Fundamental Growth
                                             Global Equities
                                             Growth
                                             Growth-Income
                                             High Yield Bond
                                             International Diversified Equities
                                             International Growth and Income
                                             Invesco V.I. American Franchise
                                               Fund, Series II Shares
                                             Invesco V.I. Comstock Fund,
                                               Series II Shares
                                             Invesco V.I. Growth and Income
                                               Fund, Series II Shares
                                             Lord Abbett Growth and Income
                                             Managed Allocation Balanced
                                             Managed Allocation Growth
                                             Managed Allocation Moderate
                                             Managed Allocation Moderate
                                               Growth
                                             Marsico Focused Growth
                                             MFS Massachusetts Investors Trust
                                             MFS Total Return
                                             Small & Mid Cap Value
                                             Telecom Utility
------------------------------------------- -----------------------------------------
 C. Limited Equity    Minimum 0%             Capital Growth
                      Maximum 5%             Emerging Markets
                                             Growth Opportunities
                                             Mid-Cap Growth
                                             Natural Resources
                                             Real Estate
                                             Small Company Value
                                             Technology
------------------------------------------- -----------------------------------------







--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 DEATH BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.


If your contract value is reduced to zero as a result of receiving guaranteed withdrawals under a living benefit feature, no death benefit will be paid. PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE.


You designate your Beneficiary, who will receive any death benefit payments. You may change the Beneficiary at any time. If your contract is jointly owned, the surviving joint Owner is the sole Beneficiary. Joint Annuitants, if any, when the Owner is a non-natural person shall be each other's sole Beneficiary, except when the Owner is a charitable remainder trust. In designating your Beneficiary, you may impose restrictions on the timing and manner of the payment of death benefits. Those restrictions can govern the payment of the death benefit.


If the contract is owned by a trust or any other non-natural person, we will treat the death of the Primary Annuitant as the death of any Owner.


If any contract is owned by a trust, whether as an agent for a natural person or otherwise, you should consider the contractual provisions that apply, including provisions that apply in the event of the death or change of an Annuitant, in determining whether the contract is an appropriate trust investment. You may wish to consult with your tax and/or legal adviser.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death at the Annuity Service Center. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the Cash Management Variable Portfolio or available Fixed Account by contacting the

Annuity Service Center. We consider due proof of death to be satisfactory written proof of death received at our Annuity Service Center which may include but is not limited to:


     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or


     3. a written statement by a medical doctor who attended the deceased at the time of death.



For contracts in which the aggregate of all Purchase Payments in contracts issued by AGL and/or US Life to the same Owner/Annuitant are in excess of the Purchase Payments Limit, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.


If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death received by us in Good Order, we pay a lump sum death benefit by check to the Beneficiary's address of record.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. PLEASE SEE SPOUSAL CONTINUATION BELOW.

Certain death benefits are either no longer offered or have changed since first being offered. IF YOUR CONTRACT WAS ISSUED PRIOR TO JANUARY 23, 2012, PLEASE SEE APPENDIX H FOR DETAILS REGARDING THOSE FEATURES.

BENEFICIARY CONTINUATION PROGRAMS

EXTENDED LEGACY PROGRAM

The Extended Legacy Program, if available, can allow a Beneficiary to an existing contract issued by the Company to take the death benefit amount in the form of withdrawals over a longer period of time, with the flexibility to withdraw more than the IRS required minimum distribution. The Beneficiary may elect the Extended Legacy Program on the Death Claim Form. The Extended Legacy Guide includes important information regarding the program and may be requested from the Annuity Service Center.

We will send the Beneficiary a prospectus which describes the investment options and administrative features available under the Extended Legacy Program along with the Extended Legacy Guide. The prospectus that the Beneficiary will receive may be for a different product than the original Owner purchased. Upon election of the Extended Legacy Program, the contract continues in the original Owner's name for the benefit of the Beneficiary. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the Owner's death. Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy Program if he/she has already elected another settlement option.

If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.

There are certain restrictions applicable to the Extended Legacy Program. The Extended Legacy Program cannot be elected with rollover contracts from other companies. No Purchase Payments are permitted. Living Benefits and Death Benefits that may have been elected by the original Owner are not available and any charges associated with these features will no longer be deducted. In the event of the Beneficiary's death, any remaining contract value will be paid to the person(s) named by the Beneficiary. The contract may not be assigned and ownership may not be changed or jointly owned.

We may offer Variable Portfolios currently available under the Separate Account to the Beneficiary upon election of the Extended Legacy Program. These Variable Portfolios may differ from those available to the original Owner; in addition, the Variable Portfolios may be of a different share class subject to higher 12b-1 fees. The Beneficiary may transfer funds among the Variable Portfolios. Any Fixed Accounts that may have been available to the original Owner will no longer be available for investment to the Beneficiary.

If the Beneficiary elects the Extended Legacy Program, we will charge an annual Separate Account Charge of 1.15%. This charge is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. The Beneficiary may withdraw all or a portion of the contract value at any time and withdrawals are not subject to withdrawal charges. Additionally, the Beneficiary may choose to participate in the Systematic Withdrawal Program and the Automatic Asset Rebalancing Program.

5-YEAR SETTLEMENT OPTION


The Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the death benefit proceeds must be distributed by December 31st of the year containing the fifth anniversary of death. For IRAs, the 5-year settlement option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).

INHERITED ACCOUNT PROGRAM

The Inherited Account Program, if available, can allow a beneficiary of another company's annuity contract to transfer their inherited IRA or inherited Non-Qualified deferred annuity to fund a new contract issued by the Company. The beneficiary of the transferred contract may elect the Inherited Account Program on the Inherited Account and Required Minimum Distribution Election Form along with a new contract application. The beneficiary of the transferred contract becomes the Owner of the contract issued by us.

There are certain restrictions applicable to the Inherited Account Program. No Purchase Payments are permitted after the contract has been issued. Optional Living Benefits cannot be elected under the Inherited Account Program. The contract may not be assigned and ownership may not be changed or jointly owned.

The Internal Revenue Code requires minimum distributions from inherited IRAs and inherited Non-Qualified annuity contracts. Once the contract is issued, a systematic withdrawal program must be established and cannot be terminated.

The contract issued is subject to the same fees and charges applicable to any Owner of the contract, including withdrawal charges. All Variable Portfolios and available Fixed Accounts offered by the contract are available for investment. You may transfer funds among the investment options. Upon your death, your designated Beneficiary will receive the standard death benefit, unless you elect an optional death benefit at contract issue, for an additional fee.

PLEASE CONSULT A QUALIFIED ADVISER REGARDING TAX IMPLICATIONS ABOUT YOUR PARTICULAR CIRCUMSTANCES IF YOU ARE CONSIDERING ONE OF THESE BENEFICIARY CONTINUATION OPTIONS.

DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We determine Net Purchase Payments as Purchase Payments less adjustments for withdrawals. Net Purchase Payments are increased by the amount of subsequent Purchase Payments, if any, and reduced for withdrawals, if any, in the same proportion that the contract value was reduced on the date of such withdrawal.

The term "Withdrawal Adjustment" is used, if you have elected a Living Benefit, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when you take a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to your 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to your 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the Excess Withdrawal reduced the resulting contract value. If a withdrawal is taken on or after your 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.


The Company does not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday.

DEATH BENEFIT OPTIONS

The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether you have also elected one of the Living Benefits described above.

STANDARD DEATH BENEFIT

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITHOUT ELECTION OF A LIVING
BENEFIT:

The standard death benefit is the greater of:

     1. Contract value; or

     2. Net Purchase Payments.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITH ELECTION OF A LIVING
BENEFIT:

The standard death benefit is the greater of:

     1. Contract value; or

     2. Purchase Payments reduced by:

          a. any Withdrawal Adjustments, as defined above, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments, as defined above, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.


OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT





For an additional fee, you may elect the optional Maximum Anniversary Value death benefit described below which can provide greater protection for your beneficiaries. You may only elect the optional Maximum Anniversary Value death benefit at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the optional Maximum Anniversary Value death benefit is 0.25% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Maximum Anniversary Value death benefit can only be elected prior to your 81st birthday.




THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.

THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:

     1. Contract value; or

     2. Purchase Payments reduced by:

          a. any Withdrawal Adjustments, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments received since that contract anniversary; and reduced by:

          a. any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          The anniversary value for any year is equal to the contract value on the applicable anniversary.



SPOUSAL CONTINUATION


The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. A spousal continuation can only take place once, upon the death of the original Owner of the contract. If the Continuing Spouse terminates any optional death benefit, no optional death benefit will be payable to the Continuing Spouse's Beneficiary.



Non-spousal joint Owners (which can include Domestic Partners) who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as, under current tax law, they are not eligible for spousal continuation of the contract.




Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value as of the Good Order date ("Continuation Contribution"), if any. We will add any Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original Owner ("Continuation Date") at the Annuity Service Center. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. PLEASE SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS UPON A CONTINUING SPOUSE'S DEATH.


The Continuing Spouse may not terminate the Maximum Anniversary Value death benefit if elected at contract issue. To the extent that the Continuing Spouse invests in the

Variable Portfolios, he/she will be subject to investment risk as was the original Owner.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THESE BENEFITS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund investment management fees may increase or decrease. Some states may require that we charge less than the amounts described below. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE-SPECIFIC EXPENSES.



We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.


SEPARATE ACCOUNT EXPENSES

The annualized Separate Account expense is 1.15% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every contract year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract. Withdrawal Charges reimburse us for the cost of contract sales, expenses associated with issuing your contract and other acquisition expenses.

We apply a withdrawal charge schedule to each Purchase Payment you contribute to the contract. A withdrawal charge does not apply to each Purchase Payment after it has been in the contract for four complete years if Early Access is elected, for nine complete years if Polaris Rewards is elected, or seven complete years if neither of these features is elected. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. The withdrawal charge schedules for contracts issued July 18, 2011 and after are as follows:

WITHDRAWAL CHARGE WITH ELECTION OF THE EARLY ACCESS FEATURE:

------------------------------------------------------------
 YEARS SINCE
 PURCHASE PAYMENT
 RECEIPT                 1       2       3       4      5+
------------------------------------------------------------
 WITHDRAWAL CHARGE      8%      7%      6%      5%      0%
------------------------------------------------------------


WITHDRAWAL CHARGE WITH ELECTION OF THE POLARIS REWARDS FEATURE:

----------------------------------------------------------------------------------------------------
 YEARS SINCE
 PURCHASE PAYMENT
 RECEIPT                 1       2       3       4       5       6       7       8       9      10+
----------------------------------------------------------------------------------------------------
 WITHDRAWAL CHARGE      9%      8%      8%      7%      6%      5%      4%      3%      2%      0%
----------------------------------------------------------------------------------------------------


WITHDRAWAL CHARGE WITHOUT THE ELECTION OF EITHER FEATURE:


--------------------------------------------------------------------
 YEARS SINCE
 PURCHASE PAYMENT
 RECEIPT               1     2     3     4     5     6     7    8+
--------------------------------------------------------------------
 WITHDRAWAL CHARGE    8%    7%    6%    5%    4%    3%    2%    0%
--------------------------------------------------------------------




IF YOUR CONTRACT WAS ISSUED PRIOR TO JULY 18, 2011, PLEASE SEE APPENDIX I FOR THE WITHDRAWAL CHARGE SCHEDULES.


The higher, longer withdrawal charge schedule and the additional fee for the Polaris Rewards feature may compensate us for the expenses associated with the feature.

The Polaris Rewards feature is designed for long term investing. We expect that if you remain committed to this investment over the long term, we may profit as a result of fees charged over the life of your contract.

IF YOUR CONTRACT WAS ISSUED IN KY, OK, OH, MD, MN, MS OR TX, PLEASE SEE THE STATE CONTRACT

AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE SPECIFIC INFORMATION ABOUT YOUR WITHDRAWAL CHARGE SCHEDULE.

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, assess contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. PLEASE SEE TAXES BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Funds. The Accumulation Unit value for Variable Portfolios that invest in Feeder Funds also will reflect the investment management fee and other expenses of the corresponding Master Fund in which the Feeder Funds invest. These fees may vary. They are not fixed or specified in your annuity contract, rather the Underlying Funds are governed by their own boards of trustees.

12b-1 FEES

Certain Underlying Funds available in this product, including the Feeder Funds, assess a 12b-1 fee of 0.25% of the average daily net assets allocated to those Underlying Funds. Over time these fees will increase the cost of your investment.

There is an annualized 0.25% fee applicable to Class 3 shares of Anchor Series Trust, Seasons Series Trust, and SunAmerica Series Trust, Class 2 shares of Franklin Templeton Variable Insurance Products Trust, and Series II shares of AIM Variable Insurance Funds (Invesco Variable Insurance Funds). This amount is generally used to pay financial intermediaries for services provided over the life of your contract.

The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract owners who are indirect beneficial owners of these shares and for maintaining contract owner accounts.

There are deductions from and expenses paid out of the assets of each Underlying Fund. DETAILED INFORMATION ABOUT THESE DEDUCTIONS AND EXPENSES CAN BE FOUND IN THE PROSPECTUSES FOR THE UNDERLYING FUNDS.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $50 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $75,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

TRANSFER FEE

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. The transfer fee compensates us for the cost of processing your transfer.

OPTIONAL LIVING BENEFIT FEES

The Living Benefit fees will be calculated as a percentage of the Income Base for all years in which the Living Benefits are in effect. The fee depends on whether you elect to cover one or two lives.

The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the value in the Fixed Accounts, which in total equals the amount of the fee. If your contract value is reduced to zero before the Living Benefit has been cancelled, the fee will no longer be assessed.

We will not assess a quarterly fee if you annuitize your contract or if a death benefit is paid before the end of the Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.


IF YOUR CONTRACT WAS ISSUED PRIOR TO MAY 1, 2013, PLEASE SEE APPENDIX E -- LIVING BENEFITS FOR

CONTRACTS ISSUED PRIOR TO MAY 1, 2013 FOR SPECIFIC FEE INFORMATION.



OPTIONAL POLARIS INCOME PLUS AND POLARIS INCOME BUILDER LIVING BENEFIT FEE


----------------------------------------------------------------------------
                                                                   MAXIMUM
                                                                 ANNUALIZED
                                                                  FEE RATE
                                                                 DECREASE OR
                                                                  INCREASE
                         INITIAL       MAXIMUM       MINIMUM        EACH
      NUMBER OF        ANNUAL FEE    ANNUAL FEE    ANNUAL FEE      BENEFIT
   COVERED PERSONS        RATE          RATE          RATE        QUARTER*
----------------------------------------------------------------------------
 One Covered Person       1.10%         2.20%         0.60%       +/-0.25%
----------------------------------------------------------------------------
 Two Covered Persons      1.35%         2.70%         0.60%       +/-0.25%
----------------------------------------------------------------------------


* The fee rate can decrease or increase no more than 0.0625% each quarter (0.25%/ 4).


The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary," we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in VIX. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximum identified in the table above. PLEASE SEE APPENDIX
C -- FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME PLUS AND POLARIS INCOME BUILDER FEE.


OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT FEE

The fee for the optional Maximum Anniversary Value death benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s).

OPTIONAL POLARIS REWARDS FEATURE FEE

The annualized fee for the optional Polaris Rewards feature is 0.40% of the average daily ending net asset value allocated to the Variable Portfolios. This fee is no longer assessed after nine contract years.

OPTIONAL EARLY ACCESS FEATURE FEE

The annualized fee for the optional Early Access feature is 0.40% of the average daily ending net asset value allocated to the Variable Portfolios. This fee is no longer assessed after four contract years.

PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states permit us to either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX for a listing of the states that charge premium taxes, the percentage of the tax and distinctions in impact on Qualified and Non-Qualified contracts.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described. Currently, the Company credits an additional amount to contracts sold to the following groups: (1) employees of the Company and its affiliates, and their immediate family members; (2) appointed agents and registered representatives of broker-dealers that sell the Company's and its affiliates' variable contracts, and the agents' and registered representatives' immediate family members; (3) trustees of mutual funds offered in the Company's and its affiliates' variable contracts. The additional amount credited to a contract sold to one of the above individuals will generally equal the commission payable on the initial purchase payment for the contract. This means that the additional amount will generally be in the range of 1.00% to 6.25% of the initial Purchase Payment.

Certain broker-dealers may limit crediting this additional amount to employees only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    PAYMENTS IN CONNECTION WITH DISTRIBUTION
                                 OF THE CONTRACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.


COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and AIG Capital Services, Inc., the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 6.25% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.00% of contract value annually.


The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative or other eligible person may purchase a contract on a basis in which an additional amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.


We provide a list of firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2013 in the Statement of Additional Information which is available upon request.


We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.

NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

PAYMENTS WE RECEIVE

We may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that make such payments to us. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We generally receive three kinds of payments described below.

RULE 12b-1 OR SERVICE FEES. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.50% of the average daily net assets in certain Underlying Funds, including the Feeder Funds. These fees are deducted directly from the assets of the Underlying Funds with the exception of the Managed Allocation Portfolios. The Managed Allocation Portfolios, which are structured as Fund-of-Funds, are not subject to 12b-1 fees but indirectly bear the expenses of the Underlying Funds, including the 12b-1 fees, in which they invest. PLEASE SEE EXPENSES ABOVE.


ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.525% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds or wholly from the assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. Such amounts received from SAAMCo, a wholly-owned subsidiary of AGL, are not expected to exceed 0.50% annually based on assets under management.


OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers, subadvisers and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the adviser's, subadviser's or distributor's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             ANNUITY INCOME OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INCOME PHASE

WHAT IS THE INCOME PHASE?

During the Income Phase, we use the money accumulated in your contract to make regular payments to you. This is known as "annuitizing" your contract. At this point, the Accumulation Phase ends. You will no longer be able to take withdrawals of contract value and all other features and benefits of your contract will terminate, including your ability to surrender your contract.

BEGINNING THE INCOME PHASE IS AN IMPORTANT EVENT. YOU HAVE DIFFERENT OPTIONS AVAILABLE TO YOU. YOU SHOULD DISCUSS YOUR OPTIONS WITH YOUR FINANCIAL REPRESENTATIVE AND/OR TAX ADVISOR SO THAT TOGETHER YOU MAY MAKE THE BEST DECISION FOR YOUR PARTICULAR CIRCUMSTANCES.

WHEN DOES THE INCOME PHASE BEGIN?

Generally, you can annuitize your contract any time after your second contract anniversary ("Annuity Date") and on or before the Latest Annuity Date, defined below, by completing and mailing the Annuity Option Selection Form to our Annuity Service Center.

If you do not request to annuitize your contract on the Annuity Date of your choice, your contract will be annuitized on the Latest Annuity Date, except as specified below for contracts issued in New York. If your contract is jointly owned, the Latest Annuity Date is based on the older Owner's date of birth. Your Latest Annuity Date is defined as the first business day of the month following your 95th birthday. For contracts issued in the state of New York, we can extend the Accumulation Phase from age 90 to the first business day of the month following your 95th birthday upon your request. In accordance with the Company's final settlement of a multi-state audit and market conduct examination, and other related state regulatory inquiries regarding unclaimed property, if your contract was issued in New York with a Latest Annuity Date of age 90, you must notify us that you want to extend the Accumulation Phase to your 95th birthday. Please see LEGAL PROCEEDINGS for more information about the settlement and our enhanced practices related to the handling of unclaimed property.

HOW DO I ELECT TO BEGIN THE INCOME PHASE?

You must select one of the annuity income payment options, listed below, that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your contract will be annuitized in accordance with the default annuity income payment option specified under Annuity Income Options below.

WHAT IS THE IMPACT ON THE LIVING AND DEATH BENEFITS IF I ANNUITIZE?

Upon annuitizing the contract, the death benefit will terminate. In addition, upon annuitizing, any guaranteed withdrawals under a Living Benefit feature will cease and will be replaced by the annuity income payments. If your contract value is reduced to zero prior to annuitization as a result of receiving guaranteed withdrawals under a Living Benefit feature, your remaining payments under the Living Benefit feature will be paid to you as an annuity. PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE.

ANNUITY INCOME OPTIONS

You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years. Generally, the amount of each annuity income payment will be less with greater frequency of payments or if you chose a longer period certain guarantee.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. In most contracts, the Owner and Annuitant are the same person. The Owner may change the Annuitant if different from the Owner at any time prior to the Annuity Date. The Owner must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, the Owner may not select an annuity income option based on the life of the Annuitant.

If the contract is owned by a non-natural Owner, the Annuitant cannot be changed after the contract has been issued and the death of the Annuitant will trigger the payment of the death benefit.

ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.

ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.

PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE FOR ANNUITY INCOME OPTIONS AVAILABLE UNDER THE LIVING BENEFIT FEATURES.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     - for life income options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of fixed annuity income payments, if elected, is based on the guaranteed minimum interest rate specified in your contract and will not be less than 1%. The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

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                                      TAXES
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THE CONTRACTS PROVIDE TAX-DEFERRED ACCUMULATION OVER TIME, BUT MAY BE SUBJECT TO
CERTAIN FEDERAL INCOME AND EXCISE TAXES, MENTIONED BELOW. REFER TO THE STATEMENT OF ADDITIONAL INFORMATION FOR FURTHER DETAILS. SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE ("IRC"). WE DO NOT ATTEMPT TO DESCRIBE ANY POTENTIAL
ESTATE OR GIFT TAX, OR ANY APPLICABLE STATE, LOCAL OR FOREIGN TAX LAW OTHER THAN POSSIBLE PREMIUM TAXES MENTIONED UNDER "PREMIUM TAX CHARGE." DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLANS AND PROGRAMS ARE INTENDED FOR GENERAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES.


ANNUITY CONTRACTS IN GENERAL


The IRC provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investment arrangements that satisfy specific IRC requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules and tax treatment apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.


If you do not purchase your contract under an employer-sponsored retirement plan, or an Individual Retirement Account or Annuity ("IRA"), your contract is referred to as a Non-Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your Non-Qualified contract.

If you purchase your contract under a qualified employer-sponsored retirement plan or an IRA, your contract is referred to as a Qualified contract.

Examples of qualified plans or arrangements are: traditional (pre-tax) IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans (including 401(k) plans), and governmental 457(b) deferred compensation plans. Typically, for employer plans and tax deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.


AGGREGATION OF CONTRACTS

Federal tax rules generally require that all Non-Qualified contracts issued after October 21, 1988 by the same company to the same policyholder during the same calendar year will be treated as one annuity contract for purposes of determining the taxable amount upon distribution.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS


If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. The portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:


     - after attaining age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - under an immediate annuity contract;

     - when attributable to Purchase Payments made prior to August 14, 1982.


On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see Contracts Owned by a Trust or Corporation). This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.


A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a "1035 exchange").

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax amounts permitted under the employer's plan.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;


     - transfers to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);


     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for qualifying higher education expenses or first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty;

     - payments to certain reservists called up for active duty after September 11, 2001; and

     - payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.


The IRC limits the withdrawal of an employee's elective deferral Purchase Payments from a Tax-Sheltered Annuity (TSA) contract under IRC 403(b). Generally, withdrawals can only be made when an Owner: (1) reaches age 59 1/2;
(2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the
IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.


Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer's plan, generally are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred to a contract with less restrictive IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.

Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the IRC, treasury regulations, IRS pronouncements, and other applicable legal authorities.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance and/or the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new Purchase Payments (including contributions, transfers and exchanges) into new or existing 403(b) contracts. You may wish to discuss the new regulations and/or the general information above with your tax adviser.

Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or IRA), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.

REQUIRED MINIMUM DISTRIBUTIONS


Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you sever employment from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. If you choose to delay your first distribution until the year after the year in which you reach 70 1/2 or sever employment, as applicable, then you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31.


If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.


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

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information. You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

IRS regulations require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and/or living benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax adviser.

TAX TREATMENT OF DEATH BENEFITS

The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.

Enhanced death benefits are used as investment protection and are not expected to rise to any adverse tax effects. However, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2, unless another exception applies.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

TAX TREATMENT OF OPTIONAL LIVING BENEFITS

Generally, we will treat amounts credited to the contract value under the optional living benefit guarantees, for income tax purposes, as earnings in the contract. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts. If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax adviser before electing an optional living benefit.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation or other owner that is not a natural person ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser.

Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract's value in excess of the owner's cost basis, and the contract's cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional

Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

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                                OTHER INFORMATION
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THE DISTRIBUTOR


AIG Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG Capital Services, Inc., an affiliate of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA"). No underwriting fees are retained by AIG Capital Services, Inc. in connection with the distribution of the contracts.


THE COMPANY

AMERICAN GENERAL LIFE INSURANCE COMPANY

American General Life Insurance Company ("AGL") is a stock life insurance company organized under the laws of the state of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

Effective December 31, 2012, SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), a former affiliate of AGL, merged with and into AGL ("AGL Merger"). Before the AGL Merger, contracts in all states except New York were issued by SunAmerica Annuity. Upon the AGL Merger, all contractual obligations of SunAmerica Annuity became obligations of AGL.

The AGL Merger did not affect the terms of, or the rights and obligations under your contract, other than to reflect the change to the Company that provides your contract benefits from SunAmerica Annuity to AGL. The AGL Merger also did not result in any adverse tax consequences for any contract Owners.


Contracts are issued by AGL in all states, except New York, where they are issued by US Life.




THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

The United States Life Insurance Company in the City of New York ("US Life") is a stock life insurance company organized under the laws of the state of New York on February 25, 1850. Its home office is One World Financial Center, 200 Liberty Street, New York, New York 10281. US Life conducts life insurance and annuity business primarily in the state of New York.

Effective December 31, 2011, First SunAmerica Life Insurance Company ("First SunAmerica"), a former affiliate of US Life, merged with and into US Life ("US Life Merger"). Before the US Life Merger, contracts in New York were issued by First SunAmerica. Upon the US Life

Merger, all contractual obligations of First SunAmerica became obligations of US Life.

The US Life Merger did not affect the terms of, or the rights and obligations under your contract, other than to reflect the change to the Company that provides your contract benefits from First SunAmerica to US Life. The US Life Merger also did not result in any adverse tax consequences for any contract Owners.

OWNERSHIP STRUCTURE OF THE COMPANY

AGL and US Life are indirect, wholly owned subsidiaries of American International Group, Inc. ("AIG"), a Delaware corporation.

AGL and US Life are regulated for the benefit of policy owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL and US Life are required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require AGL and US Life to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's and US Life's operations.

AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.




More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov. For information on how to locate these documents, SEE FINANCIAL STATEMENTS, BELOW.


OPERATION OF THE COMPANY

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial and insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial and insurance products and the relative value of such brands.

The Company is exposed to market risk, interest rate risk, contract owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the Company's financial and insurance products, as well as reduced fee income in the case of assets held in separate accounts, where applicable. These guaranteed benefits are sensitive to equity market and other conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets or as a result of other factors. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.

THE SEPARATE ACCOUNT

Before December 31, 2012, Variable Separate Account was a separate account of SunAmerica Annuity, originally established under Arizona law on January 1, 1996 when it assumed the Separate Account, originally established under California law on June 25, 1981. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, Variable Separate Account was transferred to and became a separate account of AGL under Texas law. It may be used to support the contract and other variable annuity contracts, and used for other permitted purposes.

Before December 31, 2011, FS Variable Separate Account was a separate account of First SunAmerica, originally established under New York law on September 9, 1994. On December 31, 2011, and in conjunction with the merger of US Life and First SunAmerica, FS Variable Separate Account was transferred to and became a separate account of US Life under New York law.

These Separate Accounts are registered with the SEC as unit investment trusts under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract Owners.

THE GENERAL ACCOUNT

Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts and the Secure Value Account, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.

The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.

FINANCIAL STATEMENTS

The financial statements described below are important for you to consider. Information about how to obtain these financial statements is also provided below.

THE COMPANY AND THE SEPARATE ACCOUNT

The financial statements of the Company and the Separate Account are required to be provided because you must look to those entities directly to satisfy our obligations to you under the Contract.

INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS

The financial statements of the Company, Separate Account and AIG are available by requesting a free copy of the Statement of Additional Information by calling
(800) 445-7862 or by using the request form on the last page of this prospectus.

We encourage both existing and prospective contract Owners to read and understand the financial statements.

You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604


NEW YORK, NEW YORK
3 World Financial Center, Room 4300
New York, NY 10281


To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

By Mail:
Annuity Service Center
P.O. Box 15570
Amarillo, Texas 79105-5570
Telephone Number: (800) 445-7862

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions for your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.

LEGAL PROCEEDINGS


The Company received and responded to industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries. In connection with the resolution of the multi-state examination relating to these matters in the third quarter of 2012, the Company and certain of its affiliates paid an $11 million regulatory assessment to the various state insurance departments that are parties to a regulatory settlement to defray costs of their examinations and monitoring. Although the Company has enhanced its claims practices to include use of the Social Security Administration Death Master File (SSDMF), it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. On January 8, 2014, the independent members of AIG's Board unanimously refused the demand in its entirety, and on February 19, 2014, counsel for AIG's Board sent a letter to counsel for the purported AIG shareholder describing the process by which AIG's Board considered and refused its demand. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.


In addition, the state of West Virginia has two lawsuits pending against AGL relating to alleged violations of the West Virginia Uniform Unclaimed Property Act, in connection with policies issued by AGL and by American General Life and Accident Insurance Company (which merged into AGL on December 31, 2012). The State of West Virginia has also filed similar lawsuits against other insurers.



There are no pending legal proceedings affecting the Separate Accounts. Various lawsuits against AGL and US Life have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of AGL and US Life, such as through financial examinations, market conduct exams or regulatory inquiries.


As of April 30, 2014, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.


REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570 or by calling (800) 445-7862. The table of contents of the SAI is listed below.


Separate Account and the Company
General Account
Master-Feeder Structure
Information Regarding the Use of the
  Volatility Index ("VIX")
Performance Data
Annuity Income Payments
Annuity Unit Values
Taxes
Broker-Dealer Firms Receiving Revenue Sharing
  Payments
Distribution of Contracts
Financial Statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                         (IN ALL STATES EXCEPT NEW YORK)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                               INCEPTION TO      ENDED         ENDED         ENDED         ENDED          ENDED          ENDED
                                 12/31/06       12/31/07      12/31/08      12/31/09      12/31/10      12/31/11       12/31/12
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.....   (a)$10.233     (a)$11.326    (a)$11.116    (a)$5.187     (a)$7.186     (a)$8.585      (a)$8.299
                               (b)$10.229     (b)$11.281    (b)$10.954    (b)$5.035     (b)$6.879     (b)$8.127      (b)$7.765
          Ending AUV........   (a)$11.326     (a)$11.116    (a)$5.187     (a)$7.186     (a)$8.585     (a)$8.299      (a)$9.510
                               (b)$11.281     (b)$10.954    (b)$5.035     (b)$6.879     (b)$8.127     (b)$7.765      (b)$8.908
          Ending Number of
            AUs.............   (a)30          (a)3,604      (a)8,188      (a)7,647      (a)24,125     (a)34,677      (a)72,256
                               (b)31          (b)31         (b)36         (b)36         (b)36         (b)36          (b)30
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.....   (a)$10.173     (a)$10.714    (a)$12.108    (a)$7.076     (a)$9.841     (a)$10.697     (a)$10.306
                               (b)$10.166     (b)$10.647    (b)$11.921    (b)$6.905     (b)$9.518     (b)$10.239     (b)$9.632
          Ending AUV........   (a)$10.714     (a)$12.108    (a)$7.076     (a)$9.841     (a)$10.697    (a)$10.306     (a)$11.849
                               (b)$10.647     (b)$11.921    (b)$6.905     (b)$9.518     (b)$10.239    (b)$9.632      (b)$10.556
          Ending Number of
            AUs.............   (a)25,774      (a)76,115     (a)69,663     (a)56,279     (a)64,566     (a)89,004      (a)118,163
                               (b)5,835       (b)2,732      (b)3,324      (b)2,646      (b)10         (b)10          (b)10
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION SAST - SAST Class 3 Shares
(Inception Date - 9/05/06)
          Beginning AUV.....   (a)$10.005     (a)$10.511    (a)$11.037    (a)$7.655     (a)$9.338     (a)$10.339     (a)$10.321
                               (b)$10.006     (b)$10.476    (b)$10.803    (b)$7.390     (b)$8.897     (b)$9.688      (b)$9.554
          Ending AUV........   (a)$10.511     (a)$11.037    (a)$7.655     (a)$9.338     (a)$10.339    (a)$10.321     (a)$11.813
                               (b)$10.476     (b)$10.803    (b)$7.390     (b)$8.897     (b)$9.688     (b)$9.554      (b)$10.944
          Ending Number of
            AUs.............   (a)1,707       (a)33,869     (a)38,713     (a)38,221     (a)207,608    (a)588,896     (a)743,683
                               (b)31          (b)31         (b)31         (b)31         (b)31         (b)30          (b)30
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH SAST - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.....   (a)$10.027     (a)$10.858    (a)$12.283    (a)$7.453     (a)$10.444    (a)$11.503     (a)$10.331
                               (b)$10.028     (b)$10.823    (b)$12.134    (b)$7.296     (b)$10.133    (b)$11.059     (b)$9.844
          Ending AUV........   (a)$10.858     (a)$12.283    (a)$7.453     (a)$10.444    (a)$11.503    (a)$10.331     (a)$12.484
                               (b)$10.823     (b)$12.134    (b)$7.296     (b)$10.133    (b)$11.059    (b)$9.844      (b)$11.789
          Ending Number of
            AUs.............   (a)20,299      (a)75,620     (a)102,626    (a)93,361     (a)407,667    (a)1,214,624   (a)1,296,906
                               (b)2,565       (b)4,384      (b)4,213      (b)3,861      (b)2,858      (b)3,278       (b)3,138
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH SAST - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.....   (a)$10.040     (a)$10.614    (a)$11.745    (a)$6.481     (a)$8.902     (a)$10.412     (a)$9.822
                               (b)$10.041     (b)$10.583    (b)$11.599    (b)$6.341     (b)$8.632     (b)$10.003     (b)$9.352
          Ending AUV........   (a)$10.614     (a)$11.745    (a)$6.481     (a)$8.902     (a)$10.412    (a)$9.822      (a)$11.415
                               (b)$10.583     (b)$11.599    (b)$6.341     (b)$8.632     (b)$10.003    (b)$9.352      (b)$10.771
          Ending Number of
            AUs.............   (a)13,312      (a)61,177     (a)101,706    (a)98,659     (a)279,941    (a)719,006     (a)875,125
                               (b)840         (b)1,193      (b)1,215      (b)1,144      (b)1,088      (b)1,233       (b)1,109
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME SAST - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.....   (a)$10.007     (a)$10.736    (a)$11.104    (a)$6.800     (a)$8.793     (a)$9.655      (a)$9.341
                               (b)$10.008     (b)$10.703    (b)$10.964    (b)$6.652     (b)$8.527     (b)$9.282      (b)$8.900
          Ending AUV........   (a)$10.736     (a)$11.104    (a)$6.800     (a)$8.793     (a)$9.655     (a)$9.341      (a)$10.818
                               (b)$10.703     (b)$10.964    (b)$6.652     (b)$8.527     (b)$9.282     (b)$8.900      (b)$10.216
          Ending Number of
            AUs.............   (a)12,849      (a)69,310     (a)121,612    (a)108,373    (a)254,841    (a)653,691     (a)891,885
                               (b)1,756       (b)1,323      (b)944        (b)949        (b)963        (b)986         (b)971
---------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION - AST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.....   (a)$10.092     (a)$10.667    (a)$11.390    (a)$8.642     (a)$10.419    (a)$11.697     (a)$11.641
                               (b)$10.093     (b)$10.627    (b)$11.234    (b)$8.419     (b)$10.044    (b)$11.159     (b)$10.998
          Ending AUV........   (a)$10.667     (a)$11.390    (a)$8.642     (a)$10.419    (a)$11.697    (a)$11.641     (a)$12.850
                               (b)$10.627     (b)$11.234    (b)$8.419     (b)$10.044    (b)$11.159    (b)$10.998     (b)$12.041
          Ending Number of
            AUs.............   (a)30          (a)1,998      (a)2,129      (a)2,922      (a)108,685    (a)167,725     (a)200,962
                               (b)31          (b)31         (b)169        (b)177        (b)174        (b)168         (b)83
---------------------------------------------------------------------------------------------------------------------------------
                                FISCAL YEAR
                                   ENDED
                                 12/31/13
-------------------------------------------
-------------------------------------------
AGGRESSIVE GROWTH - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.....   (a)$9.510
                               (b)$8.908
          Ending AUV........   (a)$13.406
                               (b)$12.482
          Ending Number of
            AUs.............   (a)84,557
                               (b)0
-------------------------------------------
ALLIANCE GROWTH - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.....   (a)$11.849
                               (b)$10.556
          Ending AUV........   (a)$16.060
                               (b)$13.985
          Ending Number of
            AUs.............   (a)133,918
                               (b)0
-------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION SAST - SAST
Class 3 Shares
(Inception Date - 9/05/06)
          Beginning AUV.....   (a)$11.813
                               (b)$10.944
          Ending AUV........   (a)$14.407
                               (b)$13.261
          Ending Number of
            AUs.............   (a)1,007,069
                               (b)0
-------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH SAST - SAST
Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.....   (a)$12.484
                               (b)$11.789
          Ending AUV........   (a)$15.900
                               (b)$14.880
          Ending Number of
            AUs.............   (a)1,237,028
                               (b)3,145
-------------------------------------------
AMERICAN FUNDS GROWTH SAST - SAST Class 3
Shares
(Inception Date - 09/05/06)
          Beginning AUV.....   (a)$11.415
                               (b)$10.771
          Ending AUV........   (a)$14.641
                               (b)$13.692
          Ending Number of
            AUs.............   (a)796,414
                               (b)985
-------------------------------------------
AMERICAN FUNDS GROWTH-INCOME SAST - SAST
Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.....   (a)$10.818
                               (b)$10.216
          Ending AUV........   (a)$14.235
                               (b)$13.322
          Ending Number of
            AUs.............   (a)1,036,534
                               (b)922
-------------------------------------------
ASSET ALLOCATION - AST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.....   (a)$12.850
                               (b)$12.041
          Ending AUV........   (a)$14.939
                               (b)$13.866
          Ending Number of
            AUs.............   (a)219,726
                               (b)0
-------------------------------------------




                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit, EstatePlus and Polaris Rewards or Early Access. The EstatePlus death benefit is applicable to contracts issued prior to May 2, 2011.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                         (IN ALL STATES EXCEPT NEW YORK)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                               FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR    FISCAL YEAR
                                INCEPTION TO      ENDED         ENDED         ENDED         ENDED         ENDED          ENDED
                                  12/31/06       12/31/07      12/31/08      12/31/09      12/31/10      12/31/11      12/31/12
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
BALANCED - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$10.066     (a)$10.648    (a)$11.051    (a)$8.077     (a)$9.878     (a)$10.892    (a)$10.985
                                (b)$10.065     (b)$10.612    (b)$10.887    (b)$7.870     (b)$9.550     (b)$10.406    (b)$10.432
          Ending AUV.........   (a)$10.648     (a)$11.051    (a)$8.077     (a)$9.878     (a)$10.892    (a)$10.985    (a)$12.254
                                (b)$10.612     (b)$10.887    (b)$7.870     (b)$9.550     (b)$10.406    (b)$10.432    (b)$11.572
          Ending Number of
            AUs..............   (a)30          (a)1,241      (a)3,354      (a)3,203      (a)39,334     (a)142,601    (a)200,808
                                (b)31          (b)31         (b)30         (b)30         (b)20         (b)20         (b)20
---------------------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$10.094     (a)$10.724    (a)$12.058    (a)$7.253     (a)$9.787     (a)$10.858    (a)$10.109
                                (b)$10.093     (b)$10.690    (b)$11.886    (b)$7.065     (b)$9.424     (b)$10.351    (b)$9.558
          Ending AUV.........   (a)$10.724     (a)$12.058    (a)$7.253     (a)$9.787     (a)$10.858    (a)$10.109    (a)$11.122
                                (b)$10.690     (b)$11.886    (b)$7.065     (b)$9.424     (b)$10.351    (b)$9.558     (b)$10.422
          Ending Number of
            AUs..............   (a)30          (a)11,223     (a)7,782      (a)8,733      (a)67,565     (a)175,233    (a)206,374
                                (b)31          (b)31         (b)202        (b)189        (b)187        (b)288        (b)194
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION - AST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$10.151     (a)$10.917    (a)$13.749    (a)$8.087     (a)$10.906    (a)$13.198    (a)$12.098
                                (b)$10.144     (b)$10.877    (b)$13.570    (b)$7.911     (b)$10.572    (b)$12.682    (b)$11.518
          Ending AUV.........   (a)$10.917     (a)$13.749    (a)$8.087     (a)$10.906    (a)$13.198    (a)$12.098    (a)$14.780
                                (b)$10.877     (b)$13.570    (b)$7.911     (b)$10.572    (b)$12.682    (b)$11.518    (b)$13.945
          Ending Number of
            AUs..............   (a)10,486      (a)49,068     (a)66,090     (a)60,296     (a)182,788    (a)588,551    (a)695,659
                                (b)3,458       (b)4,496      (b)4,803      (b)4,683      (b)3,902      (b)4,012      (b)3,786
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$10.049     (a)$10.760    (a)$12.048    (a)$6.514     (a)$9.219     (a)$9.930     (a)$9.663
                                (b)$10.048     (b)$10.713    (b)$11.838    (b)$6.304     (b)$8.804     (b)$9.364     (b)$8.989
          Ending AUV.........   (a)$10.760     (a)$12.048    (a)$6.514     (a)$9.219     (a)$9.930     (a)$9.663     (a)$10.855
                                (b)$10.713     (b)$11.838    (b)$6.304     (b)$8.804     (b)$9.364     (b)$8.989     (b)$10.070
          Ending Number of
            AUs..............   (a)30          (a)21,976     (a)47,041     (a)40,095     (a)41,443     (a)68,561     (a)66,180
                                (b)31          (b)119        (b)30         (b)29         (b)29         (b)29         (b)26
---------------------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$10.007     (a)$10.118    (a)$10.427    (a)$10.404    (a)$10.264    (a)$10.097    (a)$9.930
                                (b)$10.005     (b)$10.092    (b)$10.290    (b)$10.148    (b)$9.872     (b)$9.578     (b)$9.324
          Ending AUV.........   (a)$10.118     (a)$10.427    (a)$10.404    (a)$10.264    (a)$10.097    (a)$9.930     (a)$9.768
                                (b)$10.092     (b)$10.290    (b)$10.148    (b)$9.872     (b)$9.578     (b)$9.324     (b)$9.177
          Ending Number of
            AUs..............   (a)1,949       (a)119,370    (a)107,577    (a)68,359     (a)166,010    (a)529,442    (a)507,027
                                (b)31          (b)31         (b)29         (b)29         (b)29         (b)28         (b)28
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$10.023     (a)$10.268    (a)$10.680    (a)$9.713     (a)$12.544    (a)$13.726    (a)$14.403
                                (b)$10.019     (b)$10.236    (b)$10.551    (b)$9.508     (b)$12.171    (b)$13.186    (b)$13.633
          Ending AUV.........   (a)$10.268     (a)$10.680    (a)$9.713     (a)$12.544    (a)$13.726    (a)$14.403    (a)$15.824
                                (b)$10.236     (b)$10.551    (b)$9.508     (b)$12.171    (b)$13.186    (b)$13.633    (b)$14.840
          Ending Number of
            AUs..............   (a)31,299      (a)145,826    (a)185,819    (a)177,652    (a)343,522    (a)844,748    (a)1,057,525
                                (b)5,039       (b)3,739      (b)2,785      (b)2,387      (b)8          (b)173        (b)178
---------------------------------------------------------------------------------------------------------------------------------
DAVIS VENTURE VALUE - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$10.082     (a)$10.898    (a)$11.354    (a)$6.924     (a)$9.116     (a)$10.083    (a)$9.523
                                (b)$10.079     (b)$10.851    (b)$11.202    (b)$6.769     (b)$8.832     (b)$9.683     (b)$9.062
          Ending AUV.........   (a)$10.898     (a)$11.354    (a)$6.924     (a)$9.116     (a)$10.083    (a)$9.523     (a)$10.584
                                (b)$10.851     (b)$11.202    (b)$6.769     (b)$8.832     (b)$9.683     (b)$9.062     (b)$9.982
          Ending Number of
            AUs..............   (a)26,635      (a)97,131     (a)136,578    (a)125,044    (a)354,187    (a)875,349    (a)1,011,465
                                (b)4,840       (b)7,235      (b)7,571      (b)7,324      (b)5,507      (b)5,550      (b)5,716
---------------------------------------------------------------------------------------------------------------------------------
                                 FISCAL YEAR
                                    ENDED
                                  12/31/13
--------------------------------------------
--------------------------------------------
BALANCED - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$12.254
                                (b)$11.572
          Ending AUV.........   (a)$14.439
                                (b)$13.527
          Ending Number of
            AUs..............   (a)292,255
                                (b)0
--------------------------------------------
BLUE CHIP GROWTH - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$11.122
                                (b)$10.422
          Ending AUV.........   (a)$14.694
                                (b)$13.647
          Ending Number of
            AUs..............   (a)214,429
                                (b)89
--------------------------------------------
CAPITAL APPRECIATION - AST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$14.780
                                (b)$13.945
          Ending AUV.........   (a)$19.796
                                (b)$18.511
          Ending Number of
            AUs..............   (a)722,693
                                (b)3,594
--------------------------------------------
CAPITAL GROWTH - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$10.855
                                (b)$10.070
          Ending AUV.........   (a)$13.837
                                (b)$12.752
          Ending Number of
            AUs..............   (a)55,755
                                (b)0
--------------------------------------------
CASH MANAGEMENT - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$9.768
                                (b)$9.177
          Ending AUV.........   (a)$9.607
                                (b)$8.971
          Ending Number of
            AUs..............   (a)706,090
                                (b)0
--------------------------------------------
CORPORATE BOND - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$15.824
                                (b)$14.840
          Ending AUV.........   (a)$15.823
                                (b)$14.706
          Ending Number of
            AUs..............   (a)1,253,801
                                (b)205
--------------------------------------------
DAVIS VENTURE VALUE - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$10.584
                                (b)$9.982
          Ending AUV.........   (a)$13.953
                                (b)$13.042
          Ending Number of
            AUs..............   (a)951,772
                                (b)5,572
--------------------------------------------




                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit, EstatePlus and Polaris Rewards or Early Access. The EstatePlus death benefit is applicable to contracts issued prior to May 2, 2011.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                         (IN ALL STATES EXCEPT NEW YORK)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                               INCEPTION TO      ENDED         ENDED         ENDED         ENDED          ENDED          ENDED
                                 12/31/06       12/31/07      12/31/08      12/31/09      12/31/10      12/31/11       12/31/12
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
"DOGS" OF WALL STREET - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.....   (a)$10.138     (a)$11.049    (a)$10.674    (a)$7.724     (a)$9.152     (a)$10.535     (a)$11.706
                               (b)$10.135     (b)$11.004    (b)$10.477    (b)$7.487     (b)$8.806     (b)$10.051     (b)$11.016
          Ending AUV........   (a)$11.049     (a)$10.674    (a)$7.724     (a)$9.152     (a)$10.535    (a)$11.706     (a)$13.139
                               (b)$11.004     (b)$10.477    (b)$7.487     (b)$8.806     (b)$10.051    (b)$11.016     (b)$12.348
          Ending Number of
            AUs.............   (a)30          (a)2,102      (a)2,080      (a)2,029      (a)11,337     (a)85,293      (a)104,671
                               (b)31          (b)31         (b)50         (b)50         (b)29         (b)29          (b)20
---------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.....   (a)$10.260     (a)$11.873    (a)$16.555    (a)$7.082     (a)$12.337    (a)$14.418     (a)$10.508
                               (b)$10.259     (b)$11.828    (b)$16.336    (b)$6.928     (b)$11.961    (b)$13.856     (b)$10.011
          Ending AUV........   (a)$11.873     (a)$16.555    (a)$7.082     (a)$12.337    (a)$14.418    (a)$10.508     (a)$12.305
                               (b)$11.828     (b)$16.336    (b)$6.928     (b)$11.961    (b)$13.856    (b)$10.011     (b)$11.618
          Ending Number of
            AUs.............   (a)6,032       (a)29,709     (a)56,963     (a)40,912     (a)102,773    (a)264,950     (a)298,680
                               (b)1,342       (b)1,003      (b)1,286      (b)1,007      (b)521        (b)611         (b)608
---------------------------------------------------------------------------------------------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.....   (a)$10.101     (a)$11.004    (a)$10.854    (a)$6.586     (a)$8.579     (a)$9.905      (a)$9.757
                               (b)$10.099     (b)$10.956    (b)$10.672    (b)$6.396     (b)$8.259     (b)$9.420      (b)$9.183
          Ending AUV........   (a)$11.004     (a)$10.854    (a)$6.586     (a)$8.579     (a)$9.905     (a)$9.757      (a)$11.242
                               (b)$10.956     (b)$10.672    (b)$6.396     (b)$8.259     (b)$9.420     (b)$9.183      (b)$10.588
          Ending Number of
            AUs.............   (a)235         (a)3,501      (a)3,706      (a)7,175      (a)11,161     (a)19,688      (a)43,386
                               (b)31          (b)31         (b)33         (b)33         (b)32         (b)32          (b)32
---------------------------------------------------------------------------------------------------------------------------------
FOREIGN VALUE - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.....   (a)$10.168     (a)$11.271    (a)$12.707    (a)$7.409     (a)$9.517     (a)$9.684      (a)$8.439
                               (b)$10.163     (b)$11.233    (b)$12.549    (b)$7.249     (b)$9.230     (b)$9.307      (b)$8.037
          Ending AUV........   (a)$11.271     (a)$12.707    (a)$7.409     (a)$9.517     (a)$9.684     (a)$8.439      (a)$9.951
                               (b)$11.233     (b)$12.549    (b)$7.249     (b)$9.230     (b)$9.307     (b)$8.037      (b)$9.393
          Ending Number of
            AUs.............   (a)1,994       (a)18,575     (a)43,622     (a)44,272     (a)333,631    (a)1,298,435   (a)1,383,723
                               (b)1,188       (b)2,382      (b)2,512      (b)2,528      (b)2,654      (b)3,329       (b)3,256
---------------------------------------------------------------------------------------------------------------------------------
FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND* - FTVIPT Class 2 Shares
(Inception Date - 02/04/08))
          Beginning AUV.....   (a)N/A         (a)N/A        (a)$10.000    (a)$6.644     (a)$8.555     (a)$9.324      (a)$9.076
                               (b)N/A         (b)N/A        (b)$10.000    (b)$6.560     (b)$8.351     (b)$8.971      (b)$8.612
          Ending AUV........   (a)N/A         (a)N/A        (a)$6.644     (a)$8.555     (a)$9.324     (a)$9.076      (a)$10.347
                               (b)N/A         (b)N/A        (b)$6.560     (b)$8.351     (b)$8.971     (b)$8.612      (b)$9.788
          Ending Number of
            AUs.............   (a)N/A         (a)N/A        (a)2.154      (a)5,414      (a)15,751     (a)74,421      (a)83,042
                               (b)N/A         (b)N/A        (b)33         (b)32         (b)32         (b)32          (b)32
---------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INCOME VIP FUND* - FTVIPT Class 2 Shares
(Inception Date - 02/04/08)
          Beginning AUV.....   (a)N/A         (a)N/A        (a)$10.000    (a)$7.070     (a)$9.478     (a)$10.556     (a)$10.684
                               (b)N/A         (b)N/A        (b)$10.000    (b)$6.998     (b)$9.278     (b)$10.222     (b)$10.239
          Ending AUV........   (a)N/A         (a)N/A        (a)$7.070     (a)$9.478     (a)$10.556    (a)$10.684     (a)$11.898
                               (b)N/A         (b)N/A        (b)$6.998     (b)$9.278     (b)$10.222    (b)$10.239     (b)$11.311
          Ending Number of
            AUs.............   (a)N/A         (a)N/A        (a)5,165      (a)24,858     (a)122,584    (a)415,204     (a)451,360
                               (b)N/A         (b)N/A        (b)235        (b)223        (b)211        (b)202         (b)110
---------------------------------------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.....   (a)$10.195     (a)$11.104    (a)$12.608    (a)$6.858     (a)$9.196     (a)$10.610     (a)$9.889
                               (b)$10.195     (b)$11.068    (b)$12.429    (b)$6.694     (b)$8.849     (b)$10.090     (b)$9.268
          Ending AUV........   (a)$11.104     (a)$12.608    (a)$6.858     (a)$9.196     (a)$10.610    (a)$9.889      (a)$11.327
                               (b)$11.068     (b)$12.429    (b)$6.694     (b)$8.849     (b)$10.090    (b)$9.268      (b)$10.449
          Ending Number of
            AUs.............   (a)30          (a)33,012     (a)74,970     (a)73,362     (a)70,251     (a)82,237      (a)102,367
                               (b)31          (b)188        (b)16         (b)15         (b)15         (b)15          (b)15
---------------------------------------------------------------------------------------------------------------------------------
                                FISCAL YEAR
                                   ENDED
                                 12/31/13
-------------------------------------------
-------------------------------------------
"DOGS" OF WALL STREET - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.....   (a)$13.139
                               (b)$12.348
          Ending AUV........   (a)$17.701
                               (b)$16.536
          Ending Number of
            AUs.............   (a)177,157
                               (b)0
-------------------------------------------
EMERGING MARKETS - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.....   (a)$12.305
                               (b)$11.618
          Ending AUV........   (a)$11.724
                               (b)$10.970
          Ending Number of
            AUs.............   (a)376,281
                               (b)611
-------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.....   (a)$11.242
                               (b)$10.588
          Ending AUV........   (a)$14.548
                               (b)$13.616
          Ending Number of
            AUs.............   (a)81,369
                               (b)0
-------------------------------------------
FOREIGN VALUE - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.....   (a)$9.951
                               (b)$9.393
          Ending AUV........   (a)$12.109
                               (b)$11.327
          Ending Number of
            AUs.............   (a)1,365,028
                               (b)3,293
-------------------------------------------
FRANKLIN FOUNDING FUNDS ALLOCATION VIP
FUND* - FTVIPT Class 2 Shares
(Inception Date - 02/04/08))
          Beginning AUV.....   (a)$10.347
                               (b)$9.788
          Ending AUV........   (a)$12.662
                               (b)$11.885
          Ending Number of
            AUs.............   (a)131,230
                               (b)0
-------------------------------------------
FRANKLIN INCOME VIP FUND* - FTVIPT Class 2
Shares
(Inception Date - 02/04/08)
          Beginning AUV.....   (a)$11.898
                               (b)$11.311
          Ending AUV........   (a)$13.403
                               (b)$12.649
          Ending Number of
            AUs.............   (a)509,969
                               (b)0
-------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.....   (a)$11.327
                               (b)$10.449
          Ending AUV........   (a)$15.311
                               (b)$13.963
          Ending Number of
            AUs.............   (a)107,557
                               (b)0
-------------------------------------------




                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit, EstatePlus and Polaris Rewards or Early Access. The EstatePlus death benefit is applicable to contracts issued prior to May 2, 2011.

                 * On May 1, 2014, the Franklin Income Securities Fund was renamed Franklin Income VIP Fund and the Franklin Templeton VIP Founding Funds Allocation Fund was renamed Franklin Founding Funds Allocation VIP Fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                         (IN ALL STATES EXCEPT NEW YORK)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                               FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR    FISCAL YEAR
                                INCEPTION TO      ENDED         ENDED         ENDED         ENDED         ENDED          ENDED
                                  12/31/06       12/31/07      12/31/08      12/31/09      12/31/10      12/31/11      12/31/12
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
GLOBAL BOND - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$10.035     (a)$10.114    (a)$11.108    (a)$11.574    (a)$12.269    (a)$12.858    (a)$13.408
                                (b)$10.030     (b)$10.080    (b)$10.972    (b)$11.329    (b)$11.900    (b)$12.360    (b)$12.774
          Ending AUV.........   (a)$10.114     (a)$11.108    (a)$11.574    (a)$12.269    (a)$12.858    (a)$13.408    (a)$13.735
                                (b)$10.080     (b)$10.972    (b)$11.329    (b)$11.900    (b)$12.360    (b)$12.774    (b)$12.968
          Ending Number of
            AUs..............   (a)2,181       (a)20,097     (a)35,733     (a)43,990     (a)151,764    (a)402,280    (a)544,401
                                (b)1,324       (b)2,806      (b)2,384      (b)2,589      (b)2,658      (b)2,543      (b)2,610
---------------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITIES - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$10.161     (a)$11.175    (a)$12.328    (a)$6.882     (a)$8.781     (a)$9.900     (a)$8.748
                                (b)$10.157     (b)$11.128    (b)$12.159    (b)$6.727     (b)$8.504     (b)$9.506     (b)$8.328
          Ending AUV.........   (a)$11.175     (a)$12.328    (a)$6.882     (a)$8.781     (a)$9.900     (a)$8.748     (a)$10.084
                                (b)$11.128     (b)$12.159    (b)$6.727     (b)$8.504     (b)$9.506     (b)$8.328     (b)$9.513
          Ending Number of
            AUs..............   (a)65          (a)10,800     (a)12,150     (a)15,436     (a)56,498     (a)120,678    (a)136,591
                                (b)31          (b)1,395      (b)1,497      (b)1,617      (b)1,662      (b)1,693      (b)1,705
---------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$10.019     (a)$10.156    (a)$10.645    (a)$10.952    (a)$11.261    (a)$11.658    (a)$12.311
                                (b)$10.020     (b)$10.123    (b)$10.515    (b)$10.722    (b)$10.925    (b)$11.209    (b)$11.729
          Ending AUV.........   (a)$10.156     (a)$10.645    (a)$10.952    (a)$11.261    (a)$11.658    (a)$12.311    (a)$12.600
                                (b)$10.123     (b)$10.515    (b)$10.722    (b)$10.925    (b)$11.209    (b)$11.729    (b)$11.896
          Ending Number of
            AUs..............   (a)34,701      (a)172,213    (a)214,075    (a)220,652    (a)383,850    (a)853,508    (a)1,212,310
                                (b)5,748       (b)9,219      (b)26,030     (b)26,099     (b)5,189      (b)5,304      (b)5,316
---------------------------------------------------------------------------------------------------------------------------------
GROWTH - AST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$10.089     (a)$10.889    (a)$11.833    (a)$6.952     (a)$9.487     (a)$10.678    (a)$9.871
                                (b)$10.094     (b)$10.858    (b)$11.663    (b)$6.792     (b)$9.192     (b)$10.235    (b)$9.297
          Ending AUV.........   (a)$10.889     (a)$11.833    (a)$6.952     (a)$9.487     (a)$10.678    (a)$9.871     (a)$11.093
                                (b)$10.858     (b)$11.663    (b)$6.792     (b)$9.192     (b)$10.235    (b)$9.297     (b)$10.025
          Ending Number of
            AUs..............   (a)6,581       (a)30,371     (a)54,155     (a)44,895     (a)97,557     (a)147,993    (a)204,406
                                (b)731         (b)731        (b)780        (b)632        (b)10         (b)10         (b)10
---------------------------------------------------------------------------------------------------------------------------------
GROWTH-INCOME - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$10.112     (a)$10.730    (a)$11.747    (a)$6.614     (a)$8.369     (a)$9.206     (a)$9.835
                                (b)$10.113     (b)$10.698    (b)$11.546    (b)$6.418     (b)$8.068     (b)$8.828     (b)$9.326
          Ending AUV.........   (a)$10.730     (a)$11.747    (a)$6.614     (a)$8.369     (a)$9.206     (a)$9.835     (a)$11.031
                                (b)$10.698     (b)$11.546    (b)$6.418     (b)$8.068     (b)$8.828     (b)$9.326     (b)$10.388
          Ending Number of
            AUs..............   (a)31          (a)3,061      (a)1,634      (a)1,652      (a)43,803     (a)328,943    (a)496,011
                                (b)31          (b)31         (b)32         (b)32         (b)31         (b)31         (b)29
---------------------------------------------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$10.274     (a)$10.894    (a)$13.059    (a)$8.257     (a)$9.629     (a)$11.805    (a)$11.365
                                (b)$10.272     (b)$10.865    (b)$12.912    (b)$8.086     (b)$9.342     (b)$11.339    (b)$10.787
          Ending AUV.........   (a)$10.894     (a)$13.059    (a)$8.257     (a)$9.629     (a)$11.805    (a)$11.365    (a)$13.175
                                (b)$10.865     (b)$12.912    (b)$8.086     (b)$9.342     (b)$11.339    (b)$10.787    (b)$12.393
          Ending Number of
            AUs..............   (a)5,389       (a)15,434     (a)29,085     (a)33,409     (a)124,240    (a)395,615    (a)415,531
                                (b)1,278       (b)582        (b)655        (b)622        (b)9          (b)218        (b)213
---------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD BOND - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$10.053     (a)$10.511    (a)$10.508    (a)$7.030     (a)$9.845     (a)$11.125    (a)$11.440
                                (b)$10.053     (b)$10.467    (b)$10.316    (b)$6.811     (b)$9.401     (b)$10.448    (b)$10.549
          Ending AUV.........   (a)$10.511     (a)$10.508    (a)$7.030     (a)$9.845     (a)$11.125    (a)$11.440    (a)$13.198
                                (b)$10.467     (b)$10.316    (b)$6.811     (b)$9.401     (b)$10.448    (b)$10.549    (b)$12.122
          Ending Number of
            AUs..............   (a)1,977       (a)5,793      (a)19,351     (a)15,833     (a)42,122     (a)154,393    (a)264,698
                                (b)31          (b)31         (b)15         (b)15         (b)15         (b)15         (b)15
---------------------------------------------------------------------------------------------------------------------------------
                                 FISCAL YEAR
                                    ENDED
                                  12/31/13
--------------------------------------------
--------------------------------------------
GLOBAL BOND - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$13.735
                                (b)$12.968
          Ending AUV.........   (a)$13.065
                                (b)$12.225
          Ending Number of
            AUs..............   (a)729,505
                                (b)2,902
--------------------------------------------
GLOBAL EQUITIES - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$10.084
                                (b)$9.513
          Ending AUV.........   (a)$12.549
                                (b)$11.733
          Ending Number of
            AUs..............   (a)154,600
                                (b)1,763
--------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 3
Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$12.600
                                (b)$11.896
          Ending AUV.........   (a)$12.165
                                (b)$11.384
          Ending Number of
            AUs..............   (a)1,404,292
                                (b)5,348
--------------------------------------------
GROWTH - AST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$11.093
                                (b)$10.025
          Ending AUV.........   (a)$14.789
                                (b)$13.092
          Ending Number of
            AUs..............   (a)187,566
                                (b)0
--------------------------------------------
GROWTH-INCOME - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$11.031
                                (b)$10.388
          Ending AUV.........   (a)$14.333
                                (b)$13.380
          Ending Number of
            AUs..............   (a)533,620
                                (b)0
--------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$13.175
                                (b)$12.393
          Ending AUV.........   (a)$17.903
                                (b)$16.689
          Ending Number of
            AUs..............   (a)371,466
                                (b)181
--------------------------------------------
HIGH-YIELD BOND - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV......   (a)$13.198
                                (b)$12.122
          Ending AUV.........   (a)$14.044
                                (b)$12.818
          Ending Number of
            AUs..............   (a)308,899
                                (b)0
--------------------------------------------




                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit, EstatePlus and Polaris Rewards or Early Access. The EstatePlus death benefit is applicable to contracts issued prior to May 2, 2011.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                         (IN ALL STATES EXCEPT NEW YORK)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                 INCEPTION TO      ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                   12/31/06       12/31/07      12/31/08      12/31/09      12/31/10      12/31/11      12/31/12
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.......   (a)$10.201     (a)$11.000    (a)$12.513    (a)$7.469     (a)$9.512     (a)$10.176    (a)$8.569
                                 (b)$10.197     (b)$10.948    (b)$12.342    (b)$7.297     (b)$9.214     (b)$9.763     (b)$8.125
          Ending AUV..........   (a)$11.000     (a)$12.513    (a)$7.469     (a)$9.512     (a)$10.176    (a)$8.569     (a)$9.916
                                 (b)$10.948     (b)$12.342    (b)$7.297     (b)$9.214     (b)$9.763     (b)$8.125     (b)$9.371
          Ending Number of
            AUs...............   (a)8,396       (a)52,714     (a)82,498     (a)69,980     (a)97,357     (a)154,588    (a)170,809
                                 (b)2,414       (b)931        (b)968        (b)841        (b)10         (b)10         (b)10
---------------------------------------------------------------- ----------------------------------------------------------------
INTERNATIONAL GROWTH AND INCOME - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.......   (a)$10.184     (a)$11.145    (a)$11.778    (a)$6.282     (a)$7.914     (a)$8.358     (a)$7.105
                                 (b)$10.181     (b)$11.098    (b)$11.624    (b)$6.145     (b)$7.674     (b)$8.025     (b)$6.748
          Ending AUV..........   (a)$11.145     (a)$11.778    (a)$6.282     (a)$7.914     (a)$8.358     (a)$7.105     (a)$8.497
                                 (b)$11.098     (b)$11.624    (b)$6.145     (b)$7.674     (b)$8.025     (b)$6.748     (b)$8.018
          Ending Number of
            AUs...............   (a)15,931      (a)105,560    (a)192,026    (a)179,803    (a)204,385    (a)261,309    (a)266,935
                                 (b)3,454       (b)1,695      (b)2,011      (b)1,767      (b)13         (b)13         (b)13
---------------------------------------------------------------- ----------------------------------------------------------------
INVESCO V.I. AMERICAN FRANCHISE FUND, SERIES II SHARES
(Inception Date - 09/05/06)
          Beginning AUV.......   (a)$10.103     (a)$10.784    (a)$12.400    (a)$6.216     (a)$10.157    (a)$12.008    (a)$11.113
                                 (b)$10.096     (b)$10.738    (b)$12.254    (b)$6.093     (b)$9.894     (b)$11.554    (b)$10.616
          Ending AUV..........   (a)$10.784     (a)$12.400    (a)$6.216     (a)$10.157    (a)$12.008    (a)$11.113    (a)$12.457
                                 (b)$10.738     (b)$12.254    (b)$6.093     (b)$9,894     (b)$11.554    (b)$10.616    (b)$11.792
          Ending Number of
            AUs...............   (a)185         (a)270        (a)32         (a)105        (a)4,735      (a)12,635     (a)28,101
                                 (b)828         (b)798        (b)1,031      (b)818        (b)774        (b)784        (b)799
---------------------------------------------------------------- ----------------------------------------------------------------
INVESCO V.I. COMSTOCK FUND, SERIES II SHARES
(Inception Date - 09/05/06)
          Beginning AUV.......   (a)$10.100     (a)$10.864    (a)$10.489    (a)$6.657     (a)$8.451     (a)$9.665     (a)$9.353
                                 (b)$10.096     (b)$10.836    (b)$10.374    (b)$6.524     (b)$8.208     (b)$9.302     (b)$8.922
          Ending AUV..........   (a)$10.864     (a)$10.489    (a)$6.657     (a)$8.451     (a)$9.665     (a)$9.353     (a)$10.995
                                 (b)$10.836     (b)$10.374    (b)$6.524     (b)$8.208     (b)$9.302     (b)$8.922     (b)$10.395
          Ending Number of
            AUs...............   (a)3,997       (a)33,007     (a)63,928     (a)61,795     (a)258,546    (a)701,580    (a)772,821
                                 (b)820         (b)2,303      (b)2,323      (b)2,347      (b)2,322      (b)2,598      (b)2,559
---------------------------------------------------------------- ----------------------------------------------------------------
INVESCO V.I. GROWTH AND INCOME FUND, SERIES II SHARES
(Inception Date - 09/05/06)
          Beginning AUV.......   (a)$10.057     (a)$10.891    (a)$11.039    (a)$7.398     (a)$9.076     (a)$10.066    (a)$9.726
                                 (b)$10.056     (b)$10.833    (b)$10.881    (b)$7.226     (b)$8.789     (b)$9.651     (b)$9.218
          Ending AUV..........   (a)$10.891     (a)$11.039    (a)$7.398     (a)$9.076     (a)$10.066    (a)$9.726     (a)$10.994
                                 (b)$10.833     (b)$10.881    (b)$7.226     (b)$8.789     (b)$9.651     (b)$9.218     (b)$10.328
          Ending Number of
            AUs...............   (a)16,657      (a)92,325     (a)157,141    (a)140,961    (a)311,006    (a)799,958    (a)950,786
                                 (b)3,234       (b)2,006      (b)1,955      (b)1,763      (b)11         (b)354        (b)354
---------------------------------------------------------------- ----------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME - LASF Class VC Shares
(Inception Date - 09/05/06)
          Beginning AUV.......   (a)$10.090     (a)$10.623    (a)$10.863    (a)$6.828     (a)$8.025     (a)$9.314     (a)$8.648
                                 (b)$10.091     (b)$10.577    (b)$10.664    (b)$6.614     (b)$7.730     (b)$8.882     (b)$8.178
          Ending AUV..........   (a)$10.623     (a)$10.863    (a)$6.828     (a)$8.025     (a)$9.314     (a)$8.648     (a)$9.582
                                 (b)$10.577     (b)$10.664    (b)$6.614     (b)$7.730     (b)$8.882     (b)$8.178     (b)$9.053
          Ending Number of
            AUs...............   (a)4,823       (a)47,001     (a)99,870     (a)103,843    (a)189,851    (a)457,593    (a)513,900
                                 (b)31          (b)199        (b)34         (b)34         (b)33         (b)199        (b)201
---------------------------------------------------------------- ----------------------------------------------------------------
MANAGED ALLOCATION BALANCED - SST Class 3 Shares
(Inception Date - 1/19/10)
          Beginning AUV.......   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)$10.911    (a)$11.653    (a)$11.573
                                 (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)$10.413    (b)$11.027    (b)$10.853
          Ending AUV..........   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)$11.653    (a)$11.573    (a)$12.665
                                 (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)$11.027    (b)$10.853    (b)$11.771
          Ending Number of
            AUs...............   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)69,272     (a)392,945    (a)466,742
                                 (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
                                 FISCAL YEAR
                                    ENDED
                                   12/31/13
--------------------------------------------
--------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES - SAST
Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.......   (a)$9.916
                                 (b)$9.371
          Ending AUV..........   (a)$11.795
                                 (b)$11.040
          Ending Number of
            AUs...............   (a)250,155
                                 (b)0
--------------------------------------------
INTERNATIONAL GROWTH AND INCOME - SAST Class
3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.......   (a)$8.497
                                 (b)$8.018
          Ending AUV..........   (a)$10.227
                                 (b)$9.557
          Ending Number of
            AUs...............   (a)229,463
                                 (b)0
--------------------------------------------
INVESCO V.I. AMERICAN FRANCHISE FUND, SERIES
II SHARES
(Inception Date - 09/05/06)
          Beginning AUV.......   (a)$12.457
                                 (b)$11.792
          Ending AUV..........   (a)$17.217
                                 (b)$16.151
          Ending Number of
            AUs...............   (a)19,617
                                 (b)723
--------------------------------------------
INVESCO V.I. COMSTOCK FUND, SERIES II SHARES
(Inception Date - 09/05/06)
          Beginning AUV.......   (a)$10.995
                                 (b)$10.395
          Ending AUV..........   (a)$14.746
                                 (b)$13.816
          Ending Number of
            AUs...............   (a)678,905
                                 (b)2,468
--------------------------------------------
INVESCO V.I. GROWTH AND INCOME FUND, SERIES
II SHARES
(Inception Date - 09/05/06)
          Beginning AUV.......   (a)$10.994
                                 (b)$10.328
          Ending AUV..........   (a)$14.539
                                 (b)$13.537
          Ending Number of
            AUs...............   (a)921,681
                                 (b)312
--------------------------------------------
LORD ABBETT GROWTH AND INCOME - LASF Class
VC Shares
(Inception Date - 09/05/06)
          Beginning AUV.......   (a)$9.582
                                 (b)$9.053
          Ending AUV..........   (a)$12.874
                                 (b)$12.087
          Ending Number of
            AUs...............   (a)439,660
                                 (b)150
--------------------------------------------
MANAGED ALLOCATION BALANCED - SST Class 3
Shares
(Inception Date - 1/19/10)
          Beginning AUV.......   (a)$12.665
                                 (b)$11.771
          Ending AUV..........   (a)$13.958
                                 (b)$12.492
          Ending Number of
            AUs...............   (a)505,774
                                 (b)0
--------------------------------------------




                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit, EstatePlus and Polaris Rewards or Early Access. The EstatePlus death benefit is applicable to contracts issued prior to May 2, 2011.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                         (IN ALL STATES EXCEPT NEW YORK)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                 INCEPTION TO      ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                   12/31/06       12/31/07      12/31/08      12/31/09      12/31/10      12/31/11      12/31/12
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
MANAGED ALLOCATION GROWTH - SST Class 3 Shares
(Inception Date - 1/19/10)
          Beginning AUV.......   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)$10.378    (a)$11.352    (a)$10.482
                                 (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)$9.986     (b)$10.830    (b)$9.911
          Ending AUV..........   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)$11.352    (a)$10.482    (a)$11.902
                                 (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)$10.830    (b)$9.911     (b)$11.152
          Ending Number of
            AUs...............   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)0          (a)3,139      (a)23,968
                                 (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
MANAGED ALLOCATION MODERATE GROWTH - SST Class 3 Shares
(Inception Date - 1/19/10)
          Beginning AUV.......   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)$10.464    (a)$11.340    (a)$10.812
                                 (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)$10.047    (b)$10.795    (b)$10.201
          Ending AUV..........   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)$11.340    (a)$10.812    (a)$12.067
                                 (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)$10.795    (b)$10.201    (b)$11.282
          Ending Number of
            AUs...............   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)114,631    (a)690,559    (a)696,085
                                 (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
MANAGED ALLOCATION MODERATE - SST Class 3 Shares
(Inception Date - 1/19/10)
          Beginning AUV.......   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)$10.782    (a)$11.619    (a)$11.268
                                 (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)$10.316    (b)$11.023    (b)$10.594
          Ending AUV..........   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)$11.619    (a)$11.268    (a)$12.449
                                 (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)$11.023    (b)$10.594    (b)$11.599
          Ending Number of
            AUs...............   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)91,077     (a)466,475    (a)523,945
                                 (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
MARSICO FOCUSED GROWTH - SAST Class 3 Shares
(Inception Date - 9/05/06)
          Beginning AUV.......   (a)$10.117     (a)$11.173    (a)$12.521    (a)$7.307     (a)$9.418     (a)$10.903    (a)$10.597
                                 (b)$10.112     (b)$11.126    (b)$12.341    (b)$7.089     (b)$9.020     (b)$10.307    (b)$9.884
          Ending AUV..........   (a)$11.173     (a)$12.521    (a)$7.307     (a)$9.418     (a)$10.903    (a)$10.597    (a)$11.626
                                 (b)$11.126     (b)$12.341    (b)$7.089     (b)$9.020     (b)$10.307    (b)$9.884     (b)$10.748
          Ending Number of
            AUs...............   (a)535         (a)24,488     (a)27,991     (a)23,104     (a)91,497     (a)259,152    (a)311,881
                                 (b)31          (b)387        (b)28         (b)28         (b)28         (b)119        (b)122
---------------------------------------------------------------------------------------------------------------------------------
MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.......   (a)$10.123     (a)$10.813    (a)$11.774    (a)$7.844     (a)$9.803     (a)$10.748    (a)$10.396
                                 (b)$10.117     (b)$10.790    (b)$11.632    (b)$7.662     (b)$9.506     (b)$10.330    (b)$9.896
          Ending AUV..........   (a)$10.813     (a)$11.774    (a)$7.844     (a)$9.803     (a)$10.748    (a)$10.396    (a)$12.215
                                 (b)$10.790     (b)$11.632    (b)$7.662     (b)$9.506     (b)$10.330    (b)$9.896     (b)$11.523
          Ending Number of
            AUs...............   (a)30          (a)2,551      (a)22,972     (a)26,476     (a)179,567    (a)588,227    (a)669,280
                                 (b)31          (b)31         (b)29         (b)28         (b)28         (b)302        (b)292
---------------------------------------------------------------------------------------------------------------------------------
MFS TOTAL RETURN - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.......   (a)$10.079     (a)$10.685    (a)$10.983    (a)$8.444     (a)$9.866     (a)$10.705    (a)$10.760
                                 (b)$10.077     (b)$10.636    (b)$10.796    (b)$8.207     (b)$9.504     (b)$10.203    (b)$10.166
          Ending AUV..........   (a)$10.685     (a)$10.983    (a)$8.444     (a)$9.866     (a)$10.705    (a)$10.760    (a)$11.811
                                 (b)$10.636     (b)$10.796    (b)$8.207     (b)$9.504     (b)$10.203    (b)$10.166    (b)$11.149
          Ending Number of
            AUs...............   (a)5,383       (a)28,063     (a)33,224     (a)29,706     (a)64,257     (a)173,386    (a)273,209
                                 (b)31          (b)31         (b)116        (b)125        (b)127        (b)121        (b)60
---------------------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.......   (a)$10.165     (a)$10.974    (a)$12.648    (a)$7.064     (a)$9.921     (a)$12.273    (a)$11.385
                                 (b)$10.163     (b)$10.921    (b)$12.423    (b)$6.828     (b)$9.446     (b)$11.570    (b)$10.617
          Ending AUV..........   (a)$10.974     (a)$12.648    (a)$7.064     (a)$9.921     (a)$12.273    (a)$11.385    (a)$13.029
                                 (b)$10.921     (b)$12.423    (b)$6.828     (b)$9.446     (b)$11.570    (b)$10.617    (b)$12.043
          Ending Number of
            AUs...............   (a)30          (a)9,289      (a)12,758     (a)17,572     (a)63,772     (a)171,937    (a)211,612
                                 (b)31          (b)65         (b)16         (b)16         (b)15         (b)100        (b)99
---------------------------------------------------------------------------------------------------------------------------------
                                 FISCAL YEAR
                                    ENDED
                                   12/31/13
--------------------------------------------
--------------------------------------------
MANAGED ALLOCATION GROWTH - SST Class 3
Shares
(Inception Date - 1/19/10)
          Beginning AUV.......   (a)$11.902
                                 (b)$11.152
          Ending AUV..........   (a)$14.553
                                 (b)$12.361
          Ending Number of
            AUs...............   (a)47,908
                                 (b)0
--------------------------------------------
MANAGED ALLOCATION MODERATE GROWTH - SST
Class 3 Shares
(Inception Date - 1/19/10)
          Beginning AUV.......   (a)$12.067
                                 (b)$11.282
          Ending AUV..........   (a)$13.993
                                 (b)$12.232
          Ending Number of
            AUs...............   (a)721,738
                                 (b)0
--------------------------------------------
MANAGED ALLOCATION MODERATE - SST Class 3
Shares
(Inception Date - 1/19/10)
          Beginning AUV.......   (a)$12.449
                                 (b)$11.599
          Ending AUV..........   (a)$14.083
                                 (b)$12.443
          Ending Number of
            AUs...............   (a)577,189
                                 (b)0
--------------------------------------------
MARSICO FOCUSED GROWTH - SAST Class 3 Shares
(Inception Date - 9/05/06)
          Beginning AUV.......   (a)$11.626
                                 (b)$10.748
          Ending AUV..........   (a)$15.443
                                 (b)$14.149
          Ending Number of
            AUs...............   (a)321,534
                                 (b)85
--------------------------------------------
MFS MASSACHUSETTS INVESTORS TRUST - SAST
Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.......   (a)$12.215
                                 (b)$11.523
          Ending AUV..........   (a)$15.878
                                 (b)$14.845
          Ending Number of
            AUs...............   (a)682,404
                                 (b)244
--------------------------------------------
MFS TOTAL RETURN - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.......   (a)$11.811
                                 (b)$11.149
          Ending AUV..........   (a)$13.861
                                 (b)$12.947
          Ending Number of
            AUs...............   (a)292,399
                                 (b)0
--------------------------------------------
MID-CAP GROWTH - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.......   (a)$13.029
                                 (b)$12.043
          Ending AUV..........   (a)$18.298
                                 (b)$16.766
          Ending Number of
            AUs...............   (a)203,083
                                 (b)72
--------------------------------------------




                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit, EstatePlus and Polaris Rewards or Early Access. The EstatePlus death benefit is applicable to contracts issued prior to May 2, 2011.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                         (IN ALL STATES EXCEPT NEW YORK)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                             FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR    FISCAL YEAR
                              INCEPTION TO      ENDED         ENDED         ENDED         ENDED         ENDED          ENDED
                                12/31/06       12/31/07      12/31/08      12/31/09      12/31/10      12/31/11       12/31/12
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES - AST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV....   (a)$10.108     (a)$10.487    (a)$14.496    (a)$7.176     (a)$11.186    (a)$12.816    (a)$10.077
                              (b)$10.118     (b)$10.426    (b)$14.222    (b)$6.975     (b)$10.784    (b)$12.261    (b)$9.562
          Ending AUV.......   (a)$10.487     (a)$14.496    (a)$7.176     (a)$11.186    (a)$12.816    (a)$10.077    (a)$10.287
                              (b)$10.426     (b)$14.222    (b)$6.975     (b)$10.784    (b)$12.261    (b)$9.562     (b)$9.674
          Ending Number of
            AUs............   (a)2,575       (a)27,897     (a)42,272     (a)26,716     (a)51,786     (a)160,007    (a)231,474
                              (b)31          (b)1,360      (b)1,580      (b)1,385      (b)1,394      (b)1,604      (b)1,746
--------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV....   (a)$10.126     (a)$11.169    (a)$9.434     (a)$5.219     (a)$6.680     (a)$7.897     (a)$8.422
                              (b)$10.117     (b)$11.099    (b)$9.301     (b)$5.102     (b)$6.469     (b)$7.587     (b)$8.005
          Ending AUV.......   (a)$11.169     (a)$9.434     (a)$5.219     (a)$6.680     (a)$7.897     (a)$8.422     (a)$9.736
                              (b)$11.099     (b)$9.301     (b)$5.102     (b)$6.469     (b)$7.587     (b)$8.005     (b)$9.172
          Ending Number of
            AUs............   (a)9,678       (a)62,889     (a)118,578    (a)102,241    (a)228,826    (a)560,687    (a)649,381
                              (b)1,846       (b)1,158      (b)1,412      (b)1,225      (b)28         (b)253        (b)248
--------------------------------------------------------------------------------------------------------------------------------
REAL RETURN - SST Class 3 Shares
(Inception Date - 1/19/10)
          Beginning AUV....   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)$11.475    (a)$11.616    (a)$12.173
                              (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)$10.944    (b)$10.986    (b)$11.406
          Ending AUV.......   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)$11.616    (a)$12.173    (a)$12.490
                              (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)$10.986    (b)$11.406    (b)$11.600
          Ending Number of
            AUs............   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)191,613    (a)687,844    (a)946,897
                              (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)0          (b)158        (b)175
--------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY VALUE - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV....   (a)$10.228     (a)$11.016    (a)$10.145    (a)$6.629     (a)$8.628     (a)$10.788    (a)$10.294
                              (b)$10.230     (b)$10.972    (b)$9.999     (b)$6.467     (b)$8.331     (b)$10.340    (b)$9.760
          Ending AUV.......   (a)$11.016     (a)$10.145    (a)$6.629     (a)$8.628     (a)$10.788    (a)$10.294    (a)$11.965
                              (b)$10.972     (b)$9.999     (b)$6.467     (b)$8.331     (b)$10.340    (b)$9.760     (b)$11.244
          Ending Number of
            AUs............   (a)6,508       (a)47,521     (a)61,525     (a)60,695     (a)155,615    (a)445,233    (a)485,825
                              (b)1,265       (b)824        (b)819        (b)698        (b)10         (b)241        (b)235
--------------------------------------------------------------------------------------------------------------------------------
SMALL & MID CAP VALUE - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV....   (a)$10.226     (a)$11.030    (a)$11.072    (a)$7.097     (a)$9.972     (a)$12.374    (a)$11.227
                              (b)$10.225     (b)$10.988    (b)$10.930    (b)$6.943     (b)$9.668     (b)$11.889    (b)$10.691
          Ending AUV.......   (a)$11.030     (a)$11.072    (a)$7.097     (a)$9.972     (a)$12.374    (a)$11.227    (a)$13.130
                              (b)$10.988     (b)$10.930    (b)$6.943     (b)$9.668     (b)$11.889    (b)$10.691    (b)$12.391
          Ending Number of
            AUs............   (a)9,027       (a)78,247     (a)140,234    (a)114,411    (a)284,667    (a)804,057    (a)893,816
                              (b)1,624       (b)5,213      (b)4,944      (b)4,726      (b)3,938      (b)4,172      (b)4,143
--------------------------------------------------------------------------------------------------------------------------------
SUNAMERICA DYNAMIC ALLOCATION - SAST Class 3 Shares
(Inception Date - 1/23/12)
          Beginning AUV....   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)$10.000
                              (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)$9.999
          Ending AUV.......   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)$10.555
                              (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)$10.418
          Ending Number of
            AUs............   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)12,949,282
                              (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)10
--------------------------------------------------------------------------------------------------------------------------------
SUNAMERICA DYNAMIC STRATEGY - SAST Class 3 Shares
(Inception Date - 7/16/12)
          Beginning AUV....   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)$10.000
                              (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)$9.999
          Ending AUV.......   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)$10.434
                              (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)$10.366
          Ending Number of
            AUs............   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)1,289,970
                              (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)10
--------------------------------------------------------------------------------------------------------------------------------
                               FISCAL YEAR
                                  ENDED
                                 12/31/13
-------------------------------------------
-------------------------------------------
NATURAL RESOURCES - AST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV....   (a)$10.287
                              (b)$9.674
          Ending AUV.......   (a)$10.733
                              (b)$10.003
          Ending Number of
            AUs............   (a)253,076
                              (b)2,068
-------------------------------------------
REAL ESTATE - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV....   (a)$9.736
                              (b)$9.172
          Ending AUV.......   (a)$9.401
                              (b)$8.777
          Ending Number of
            AUs............   (a)809,642
                              (b)275
-------------------------------------------
REAL RETURN - SST Class 3 Shares
(Inception Date - 1/19/10)
          Beginning AUV....   (a)$12.490
                              (b)$11.600
          Ending AUV.......   (a)$11.700
                              (b)$10.770
          Ending Number of
            AUs............   (a)1,217,988
                              (b)224
-------------------------------------------
SMALL COMPANY VALUE - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV....   (a)$11.965
                              (b)$11.244
          Ending AUV.......   (a)$15.973
                              (b)$14.876
          Ending Number of
            AUs............   (a)440,220
                              (b)203
-------------------------------------------
SMALL & MID CAP VALUE - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV....   (a)$13.130
                              (b)$12.391
          Ending AUV.......   (a)$17.842
                              (b)$16.688
          Ending Number of
            AUs............   (a)847,075
                              (b)3,976
-------------------------------------------
SUNAMERICA DYNAMIC ALLOCATION - SAST Class
3 Shares
(Inception Date - 1/23/12)
          Beginning AUV....   (a)$10.555
                              (b)$10.418
          Ending AUV.......   (a)$12.223
                              (b)$11.935
          Ending Number of
            AUs............   (a)32,230,252
                              (b)0
-------------------------------------------
SUNAMERICA DYNAMIC STRATEGY - SAST Class 3
Shares
(Inception Date - 7/16/12)
          Beginning AUV....   (a)$10.434
                              (b)$10.366
          Ending AUV.......   (a)$12.126
                              (b)$11.921
          Ending Number of
            AUs............   (a)12,146,666
                              (b)0
-------------------------------------------




                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit, EstatePlus and Polaris Rewards or Early Access. The EstatePlus death benefit is applicable to contracts issued prior to May 2, 2011.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                         (IN ALL STATES EXCEPT NEW YORK)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                               INCEPTION TO      ENDED         ENDED         ENDED         ENDED          ENDED          ENDED
                                 12/31/06       12/31/07      12/31/08      12/31/09      12/31/10      12/31/11       12/31/12
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.....   (a)$10.203     (a)$10.732    (a)$12.904    (a)$6.217     (a)$9.222     (a)$10.936     (a)$10.203
                               (b)$10.200     (b)$10.684    (b)$12.684    (b)$6.029     (b)$8.877     (b)$10.448     (b)$9.650
          Ending AUV........   (a)$10.732     (a)$12.904    (a)$6.217     (a)$9.222     (a)$10.936    (a)$10.203     (a)$10.843
                               (b)$10.684     (b)$12.684    (b)$6.029     (b)$8.877     (b)$10.448    (b)$9.650      (b)$10.148
          Ending Number of
            AUs.............   (a)466         (a)3,899      (a)5,461      (a)2.876      (a)14,626     (a)27,426      (a)52,306
                               (b)31          (b)31         (b)60         (b)59         (b)39         (b)39          (b)29
---------------------------------------------------------------------------------------------------------------------------------
TELECOM UTILITY - SAST Class 3 Shares
(Inception Date - 9/05/06)
          Beginning AUV.....   (a)$10.053     (a)$11.237    (a)$13.394    (a)$8.263     (a)$10.761    (a)$12.053     (a)$12.630
                               (b)$10.051     (b)$11.193    (b)$13.184    (b)$8.042     (b)$10.340    (b)$11.455     (b)$11.939
          Ending AUV........   (a)$11.237     (a)$13.394    (a)$8.263     (a)$10.761    (a)$12.053    (a)$12.630     (a)$14.133
                               (b)$11.193     (b)$13.184    (b)$8.042     (b)$10.340    (b)$11.455    (b)$11.939     (b)$13.353
          Ending Number of
            AUs.............   (a)30          (a)2,472      (a)6,874      (a)4,948      (a)10,847     (a)57,475      (a)60,554
                               (b)31          (b)197        (b)39         (b)39         (b)21         (b)21          (b)21
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND - SAST Class 3 Shares
(Inception Date - 9/05/06)
          Beginning AUV.....   (a)$10.067     (a)$10.504    (a)$10.928    (a)$11.323    (a)$12.459    (a)$13.065     (a)$13.704
                               (b)$10.064     (b)$10.461    (b)$10.762    (b)$11.053    (b)$12.055    (b)$12.530     (b)$13.027
          Ending AUV........   (a)$10.504     (a)$10.928    (a)$11.323    (a)$12.459    (a)$13.065    (a)$13.704     (a)$14.496
                               (b)$10.461     (b)$10.762    (b)$11.053    (b)$12.055    (b)$12.530    (b)$13.027     (b)$13.656
          Ending Number of
            AUs.............   (a)82          (a)3,314      (a)79,680     (a)84,624     (a)501,138    (a)1,435,557   (a)2,085,891
                               (b)31          (b)1,419      (b)1,505      (b)1,517      (b)1,522      (b)1,791       (b)1,765
---------------------------------------------------------------------------------------------------------------------------------
VCP MANAGED ASSET ALLOCATION SAST PORTFOLIO* - SAST Class 3 Shares
(Inception Date - 10/15/12)
          Beginning AUV.....   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A         (a)$10.000
                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A         (b)$9.999
          Ending AUV........   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A         (a)$10.066
                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A         (b)$10.037
          Ending Number of
            AUs.............   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A         (a)46,605
                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A         (b)10
---------------------------------------------------------------------------------------------------------------------------------
VCP TOTAL RETURN BALANCED PORTFOLIO - SAST Class 3 Shares
(Inception Date 04/30/13)
          Beginning AUV.....   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A         (a)N/A
                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A         (b)N/A
          Ending AUV........   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A         (a)N/A
                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A         (b)N/A
          Ending Number of
            AUs.............   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A         (a)N/A
                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A         (b)N/A
---------------------------------------------------------------------------------------------------------------------------------
VCP VALUE PORTFOLIO - SAST Class 3 Shares
(Inception Date 04/30/13)
          Beginning AUV.....   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A         (a)N/A
                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A         (b)N/A
          Ending AUV........   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A         (a)N/A
                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A         (b)N/A
          Ending Number of
            AUs.............   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)N/A         (a)N/A
                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)N/A         (b)N/A
---------------------------------------------------------------------------------------------------------------------------------
                                FISCAL YEAR
                                   ENDED
                                 12/31/13
-------------------------------------------
-------------------------------------------
TECHNOLOGY - SAST Class 3 Shares
(Inception Date - 09/05/06)
          Beginning AUV.....   (a)$10.843
                               (b)$10.148
          Ending AUV........   (a)$13.461
                               (b)$12.517
          Ending Number of
            AUs.............   (a)95,356
                               (b)0
-------------------------------------------
TELECOM UTILITY - SAST Class 3 Shares
(Inception Date - 9/05/06)
          Beginning AUV.....   (a)$14.133
                               (b)$13.353
          Ending AUV........   (a)$16.721
                               (b)$15.703
          Ending Number of
            AUs.............   (a)49,180
                               (b)0
-------------------------------------------
TOTAL RETURN BOND - SAST Class 3 Shares
(Inception Date - 9/05/06)
          Beginning AUV.....   (a)$14.496
                               (b)$13.656
          Ending AUV........   (a)$13.782
                               (b)$12.868
          Ending Number of
            AUs.............   (a)2,366,056
                               (b)1,795
-------------------------------------------
VCP MANAGED ASSET ALLOCATION SAST
PORTFOLIO* - SAST Class 3 Shares
(Inception Date - 10/15/12)
          Beginning AUV.....   (a)$10.066
                               (b)$10.037
          Ending AUV........   (a)$11.958
                               (b)$11.797
          Ending Number of
            AUs.............   (a)686,573
                               (b)0
-------------------------------------------
VCP TOTAL RETURN BALANCED PORTFOLIO - SAST
Class 3 Shares
(Inception Date 04/30/13)
          Beginning AUV.....   (a)$--
                               (b)$--
          Ending AUV........   (a)$10.845
                               (b)$10.827
          Ending Number of
            AUs.............   (a)417,733
                               (b)125,666
-------------------------------------------
VCP VALUE PORTFOLIO - SAST Class 3 Shares
(Inception Date 04/30/13)
          Beginning AUV.....   (a)$--
                               (b)$--
          Ending AUV........   (a)$11.032
                               (b)$11.013
          Ending Number of
            AUs.............   (a)434,908
                               (b)97,903
-------------------------------------------




                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit, EstatePlus and Polaris Rewards or Early Access. The EstatePlus death benefit is applicable to contracts issued prior to May 2, 2011.

                 * On August 12, 2013, the Protected Asset Allocation SAST Portfolio was renamed VCP Managed Asset Allocation SAST Portfolio.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (NEW YORK ONLY)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                               INCEPTION TO      ENDED         ENDED         ENDED         ENDED         ENDED
                                                 12/31/08       12/31/09      12/31/10      12/31/11      12/31/12      12/31/13
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$8.608      (a)$5.187     (a)$7.186     (a)$8.585     (a)$8.299     (a)$9.510
                                               (b)$8.500      (b)$5.100     (b)$6.988     (b)$8.283     (b)$7.951     (b)$9.053
          Ending AUV........................   (a)$5.187      (a)$7.186     (a)$8.585     (a)$8.299     (a)$9.510     (a)$13.406
                                               (b)$5.100      (b)$6.988     (b)$8.283     (b)$7.951     (b)$9.053     (b)$12.679
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)0          (a)2,489      (a)4,351
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)4,107
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.260     (a)$7.076     (a)$9.841     (a)$10.697    (a)$10.306    (a)$11.849
                                               (b)$10.124     (b)$6.964     (b)$9.622     (b)$10.391    (b)$9.947     (b)$11.362
          Ending AUV........................   (a)$7.076      (a)$9.841     (a)$10.697    (a)$10.306    (a)$11.849    (a)$16.060
                                               (b)$6.964      (b)$9.622     (b)$10.391    (b)$9.947     (b)$11.362    (b)$15.301
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)849        (a)3,944      (a)5,429
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)6,948
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION SAST - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.892      (a)$7.655     (a)$9.338     (a)$10.339    (a)$10.321    (a)$11.813
                                               (b)$9.764      (b)$7.536     (b)$9.133     (b)$10.047    (b)$9.964     (b)$11.330
          Ending AUV........................   (a)$7.655      (a)$9.338     (a)$10.339    (a)$10.321    (a)$11.813    (a)$14.407
                                               (b)$7.536      (b)$9.133     (b)$10.047    (b)$9.964     (b)$11.330    (b)$12.568
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)0          (a)2,701      (a)7,469
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH SAST - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.591     (a)$7.453     (a)$10.445    (a)$11.503    (a)$10.331    (a)$12.484
                                               (b)$10.461     (b)$7.343     (b)$10.223    (b)$11.186    (b)$9.982     (b)$11.983
          Ending AUV........................   (a)$7.453      (a)$10.445    (a)$11.503    (a)$10.331    (a)$12.484    (a)$15.900
                                               (b)$7.343      (b)$10.223    (b)$11.186    (b)$9.982     (b)$11.983    (b)$15.163
          Ending Number of AUs..............   (a)0           (a)0          (a)3,144      (a)9,382      (a)12,321     (a)13,213
                                               (b)0           (b)0          (b)325        (b)1,145      (b)1,099      (b)990
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH SAST - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.130     (a)$6.481     (a)$8.902     (a)$10.412    (a)$9.822     (a)$11.415
                                               (b)$10.007     (b)$6.385     (b)$8.713     (b)$10.126    (b)$9.490     (b)$10.957
          Ending AUV........................   (a)$6.481      (a)$8.902     (a)$10.412    (a)$9.822     (a)$11.415    (a)$14.641
                                               (b)$6.385      (b)$8.713     (b)$10.126    (b)$9.490     (b)$10.957    (b)$13.963
          Ending Number of AUs..............   (a)0           (a)0          (a)1,158      (a)6,773      (a)7,660      (a)9,079
                                               (b)0           (b)0          (b)120        (b)353        (b)357        (b)321
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME SAST - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.699      (a)$6.800     (a)$8.793     (a)$9.655     (a)$9.341     (a)$10.818
                                               (b)$9.578      (b)$6.698     (b)$8.605     (b)$9.387     (b)$9.023     (b)$10.382
          Ending AUV........................   (a)$6.800      (a)$8.793     (a)$9.655     (a)$9.341     (a)$10.818    (a)$14.235
                                               (b)$6.698      (b)$8.605     (b)$9.387     (b)$9.023     (b)$10.382    (b)$13.573
          Ending Number of AUs..............   (a)0           (a)0          (a)428        (a)1,946      (a)3,068      (a)35,953
                                               (b)0           (b)0          (b)43         (b)141        (b)141        (b)123
---------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION - AST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.550     (a)$8.642     (a)$10.419    (a)$11.697    (a)$11.641    (a)$12.850
                                               (b)$10.391     (b)$8.492     (b)$10.176    (b)$11.375    (b)$11.260    (b)$12.349
          Ending AUV........................   (a)$8.642      (a)$10.419    (a)$11.697    (a)$11.641    (a)$12.850    (a)$14.939
                                               (b)$8.492      (b)$10.176    (b)$11.375    (b)$11.260    (b)$12.349    (b)$13.412
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)0          (a)712        (a)679
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------



                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit and Polaris Rewards or Early Access.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (NEW YORK
                                ONLY) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                               INCEPTION TO      ENDED         ENDED         ENDED         ENDED         ENDED
                                                 12/31/08       12/31/09      12/31/10      12/31/11      12/31/12      12/31/13
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
BALANCED - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.990      (a)$8.077     (a)$9.878     (a)$10.892    (a)$10.985    (a)$12.254
                                               (b)$9.861      (b)$7.949     (b)$9.667     (b)$10.591    (b)$10.622    (b)$11.773
          Ending AUV........................   (a)$8.077      (a)$9.878     (a)$10.892    (a)$10.985    (a)$12.254    (a)$14.439
                                               (b)$7.949      (b)$9.667     (b)$10.591    (b)$10.622    (b)$11.773    (b)$13.782
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)761        (a)10,505     (a)18,302
                                               (b)0           (b)0          (b)0          (b)2,759      (b)2,692      (b)2,478
---------------------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.575     (a)$7.253     (a)$9.787     (a)$10.858    (a)$10.109    (a)$11.122
                                               (b)$10.385     (b)$7.103     (b)$9.522     (b)$10.495    (b)$9.707     (b)$10.611
          Ending AUV........................   (a)$7.253      (a)$9.787     (a)$10.858    (a)$10.109    (a)$11.122    (a)$14.694
                                               (b)$7.103      (b)$9.522     (b)$10.495    (b)$9.707     (b)$10.611    (b)$13.928
          Ending Number of AUs..............   (a)0           (a)0          (a)762        (a)1,914      (a)1,679      (a)7,014
                                               (b)0           (b)0          (b)77         (b)262        (b)276        (b)696
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION - AST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$12.045     (a)$8.087     (a)$10.906    (a)$13.198    (a)$12.098    (a)$14.780
                                               (b)$11.885     (b)$7.959     (b)$10.663    (b)$12.821    (b)$11.676    (b)$14.172
          Ending AUV........................   (a)$8.087      (a)$10.906    (a)$13.198    (a)$12.098    (a)$14.780    (a)$19.796
                                               (b)$7.959      (b)$10.663    (b)$12.821    (b)$11.676    (b)$14.172    (b)$18.859
          Ending Number of AUs..............   (a)0           (a)0          (a)913        (a)4,096      (a)4,271      (a)6,145
                                               (b)0           (b)0          (b)95         (b)326        (b)310        (b)5,857
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.475     (a)$6.515     (a)$9.219     (a)$9.930     (a)$9.663     (a)$10.855
                                               (b)$10.282     (b)$6.378     (b)$8.966     (b)$9.595     (b)$9.277     (b)$10.354
          Ending AUV........................   (a)$6.515      (a)$9.219     (a)$9.930     (a)$9.663     (a)$10.855    (a)$12.097
                                               (b)$6.378      (b)$8.966     (b)$9.595     (b)$9.277     (b)$10.354    (b)$11.512
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)0          (a)0          (a)0
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.397     (a)$10.404    (a)$10.264    (a)$10.097    (a)$9.930     (a)$9.768
                                               (b)$10.264     (b)$10.243    (b)$10.040    (b)$9.813     (b)$9.583     (b)$9.366
          Ending AUV........................   (a)$10.404     (a)$10.264    (a)$10.097    (a)$9.930     (a)$9.768     (a)$9.607
                                               (b)$10.243     (b)$10.040    (b)$9.813     (b)$9.583     (b)$9.366     (b)$9.153
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)9,275      (a)568        (a)88
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)82
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.581     (a)$9.713     (a)$12.544    (a)$13.726    (a)$14.403    (a)$15.824
                                               (b)$10.447     (b)$9.563     (b)$12.271    (b)$13.341    (b)$13.908    (b)$15.181
          Ending AUV........................   (a)$9.713      (a)$12.544    (a)$13.726    (a)$14.403    (a)$15.824    (a)$15.823
                                               (b)$9.563      (b)$12.271    (b)$13.341    (b)$13.908    (b)$15.181    (b)$15.082
          Ending Number of AUs..............   (a)0           (a)0          (a)1,583      (a)11,734     (a)13,277     (a)16,933
                                               (b)0           (b)0          (b)151        (b)523        (b)546        (b)622
---------------------------------------------------------------------------------------------------------------------------------
DAVIS VENTURE VALUE - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.806      (a)$6.924     (a)$9.116     (a)$10.083    (a)$9.523     (a)$10.584
                                               (b)$9.687      (b)$9.821     (b)$8.922     (b)$9.806     (b)$9.200     (b)$10.159
          Ending AUV........................   (a)$6.924      (a)$9.116     (a)$10.083    (a)$9.523     (a)$10.584    (a)$13.953
                                               (b)$6.821      (b)$8.922     (b)$9.806     (b)$9.200     (b)$10.159    (b)$13.306
          Ending Number of AUs..............   (a)0           (a)0          (a)1,640      (a)10,210     (a)13,579     (a)14,183
                                               (b)0           (b)0          (b)165        (b)552        (b)576        (b)1,431
---------------------------------------------------------------------------------------------------------------------------------



                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit and Polaris Rewards or Early Access.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (NEW YORK
                                ONLY) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                               INCEPTION TO      ENDED         ENDED         ENDED         ENDED         ENDED
                                                 12/31/08       12/31/09      12/31/10      12/31/11      12/31/12      12/31/13
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
"DOGS" OF WALL STREET - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.493      (a)$7.724     (a)$9.152     (a)$10.535    (a)$11.706    (a)$13.139
                                               (b)$9.378      (b)$7.589     (b)$8.889     (b)$10.115    (b)$11.127    (b)$12.408
          Ending AUV........................   (a)$7.724      (a)$9.152     (a)$10.535    (a)$11.706    (a)$13.139    (a)$17.701
                                               (b)$7.589      (b)$8.889     (b)$10.115    (b)$11.127    (b)$12.408    (b)$16.608
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)442        (a)1,130      (a)811
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)368
---------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$13.462     (a)$7.082     (a)$12.337    (a)$14.418    (a)$10.508    (a)$12.305
                                               (b)$13.287     (b)$6.971     (b)$12.066    (b)$14.009    (b)$10.144    (b)$11.802
          Ending AUV........................   (a)$7.082      (a)$12.337    (a)$14.418    (a)$10.508    (a)$12.305    (a)$11.724
                                               (b)$6.971      (b)$12.066    (b)$14.009    (b)$10.144    (b)$11.802    (b)$11.172
          Ending Number of AUs..............   (a)0           (a)0          (a)525        (a)1,016      (a)4,839      (a)9,260
                                               (b)0           (b)0          (b)58         (b)1,122      (b)1,061      (b)2,253
---------------------------------------------------------------------------------------------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.350      (a)$6.586     (a)$8.579     (a)$9.905     (a)$9.757     (a)$11.242
                                               (b)$9.149      (b)$6.417     (b)$8.294     (b)$9.504     (b)$9.298     (b)$10.644
          Ending AUV........................   (a)$6.586      (a)$8.579     (a)$9.905     (a)$9.757     (a)$11.242    (a)$14.548
                                               (b)$6.417      (b)$8.294     (b)$9.504     (b)$9.298     (b)$10.644    (b)$13.685
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)0          (a)898        (a)391
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)458
---------------------------------------------------------------------------------------------------------------------------------
FOREIGN VALUE - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.518     (a)$7.409     (a)$9.517     (a)$9.684     (a)$8.439     (a)$9.951
                                               (b)$10.382     (b)$7.294     (b)$9.309     (b)$9.411     (b)$8.148     (b)$9.546
          Ending AUV........................   (a)$7.409      (a)$9.517     (a)$9.684     (a)$8.439     (a)$9.951     (a)$12.109
                                               (b)$7.294      (b)$9.309     (b)$9.411     (b)$8.148     (b)$9.546     (b)$11.540
          Ending Number of AUs..............   (a)0           (a)0          (a)4,125      (a)11,505     (a)10,172     (a)10,532
                                               (b)0           (b)0          (b)429        (b)1,502      (b)1,482      (b)5,770
---------------------------------------------------------------------------------------------------------------------------------
FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND* - FTVIPT - Class 2 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.113      (a)$6.645     (a)$8.555     (a)$9.324     (a)$9.076     (a)$10.347
                                               (b)$9.081      (b)$6.604     (b)$8.448     (b)$9.151     (b)$8.847     (b)$10.021
          Ending AUV........................   (a)$6.645      (a)$8.555     (a)$9.324     (a)$9.076     (a)$10.347    (a)$12.662
                                               (b)$6.604      (b)$8.448     (b)$9.151     (b)$8.847     (b)$10.021    (b)$11.117
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)29,826     (a)34,761     (a)30,344
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INCOME VIP FUND* - FTVIPT - Class 2 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.365      (a)$7.070     (a)$9.478     (a)$10.556    (a)$10.684    (a)$11.898
                                               (b)$9.329      (b)$7.025     (b)$9.358     (b)$10.358    (b)$10.415    (b)$11.523
          Ending AUV........................   (a)$7.070      (a)$9.478     (a)$10.556    (a)$10.684    (a)$11.898    (a)$13.403
                                               (b)$7.025      (b)$9.358     (b)$10.358    (b)$10.415    (b)$11.523    (b)$12.424
          Ending Number of AUs..............   (a)0           (a)0          (a)2,050      (a)12,015     (a)17,952     (a)41,933
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$11.314     (a)$6.858     (a)$9.196     (a)$10.610    (a)$9.889     (a)$11.327
                                               (b)$11.153     (b)$6.742     (b)$8.982     (b)$10.296    (b)$9.534     (b)$10.850
          Ending AUV........................   (a)$6.858      (a)$9.196     (a)$10.610    (a)$9.889     (a)$11.327    (a)$12.729
                                               (b)$6.742      (b)$8.982     (b)$10.296    (b)$9.534     (b)$10.850    (b)$12.166
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)0          (a)0          (a)0
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------




                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit and Polaris Rewards or Early Access.

                 * On May 1, 2014, the Franklin Income Securities Fund was renamed Franklin Income VIP Fund and the Franklin Templeton VIP Founding Funds Allocation Fund was renamed Franklin Founding Funds Allocation VIP Fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (NEW YORK
                                ONLY) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                               INCEPTION TO      ENDED         ENDED         ENDED         ENDED         ENDED
                                                 12/31/08       12/31/09      12/31/10      12/31/11      12/31/12      12/31/13
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
GLOBAL BOND - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$11.213     (a)$11.574    (a)$12.269    (a)$12.858    (a)$13.408    (a)$13.735
                                               (b)$11.069     (b)$11.395    (b)$12.001    (b)$12.495    (b)$12.946    (b)$13.176
          Ending AUV........................   (a)$11.574     (a)$12.269    (a)$12.858    (a)$13.408    (a)$13.735    (a)$13.065
                                               (b)$11.395     (b)$12.001    (b)$12.495    (b)$12.946    (b)$13.176    (b)$12.452
          Ending Number of AUs..............   (a)0           (a)0          (a)82         (a)3,160      (a)12,059     (a)24,131
                                               (b)0           (b)0          (b)0          (b)72         (b)73         (b)949
---------------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITIES - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.205     (a)$6.882     (a)$8.781     (a)$9.900     (a)$8.748     (a)$10.084
                                               (b)$10.028     (b)$6.737     (b)$8.524     (b)$9.541     (b)$8.384     (b)$9.601
          Ending AUV........................   (a)$6.882      (a)$8.781     (a)$9.900     (a)$8.748     (a)$10.084    (a)$12.549
                                               (b)$6.737      (b)$8.524     (b)$9.541     (b)$8.384     (b)$9.601     (b)$10.646
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)592        (a)2,995      (a)6,584
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.604     (a)$10.952    (a)$11.261    (a)$11.658    (a)$12.311    (a)$12.600
                                               (b)$10.474     (b)$10.789    (b)$11.021    (b)$11.335    (b)$11.893    (b)$12.093
          Ending AUV........................   (a)$10.952     (a)$11.261    (a)$11.658    (a)$12.311    (a)$12.600    (a)$12.165
                                               (b)$10.789     (b)$11.021    (b)$11.335    (b)$11.893    (b)$12.093    (b)$11.601
          Ending Number of AUs..............   (a)0           (a)0          (a)1,215      (a)4,103      (a)8,973      (a)10,051
                                               (b)0           (b)0          (b)107        (b)398        (b)443        (b)522
---------------------------------------------------------------------------------------------------------------------------------
GROWTH - AST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.402     (a)$6.952     (a)$9.487     (a)$10.678    (a)$9.871     (a)$11.093
                                               (b)$10.273     (b)$6.848     (b)$9.284     (b)$10.382    (b)$9.536     (b)$10.647
          Ending AUV........................   (a)$6.952      (a)$9.487     (a)$10.678    (a)$9.871     (a)$11.093    (a)$14.789
                                               (b)$6.848      (b)$9.284     (b)$10.382    (b)$9.536     (b)$10.647    (b)$12.029
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)0          (a)291        (a)1,533
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
GROWTH-INCOME - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.649      (a)$6.614     (a)$8.369     (a)$9.206     (a)$9.835     (a)$11.031
                                               (b)$9.448      (b)$6.446     (b)$8.034     (b)$8.706     (b)$9.217     (b)$10.271
          Ending AUV........................   (a)$6.614      (a)$8.369     (a)$9.206     (a)$9.835     (a)$11.031    (a)$14.333
                                               (b)$6.446      (b)$8.034     (b)$8.706     (b)$9.217     (b)$10.271    (b)$11.790
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)3,086      (a)3,959      (a)4,504
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$11.502     (a)$8.257     (a)$9.629     (a)$11.805    (a)$11.365    (a)$13.175
                                               (b)$11.362     (b)$8.135     (b)$9.425     (b)$11.480    (b)$10.981    (b)$12.647
          Ending AUV........................   (a)$8.257      (a)$9.629     (a)$11.805    (a)$11.365    (a)$13.175    (a)$17.903
                                               (b)$8.135      (b)$9.425     (b)$11.480    (b)$10.981    (b)$12.647    (b)$17.075
          Ending Number of AUs..............   (a)0           (a)0          (a)1,662      (a)3,668      (a)3,130      (a)2,706
                                               (b)0           (b)0          (b)176        (b)494        (b)502        (b)427
---------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD BOND - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.031     (a)$7.030     (a)$9.845     (a)$11.125    (a)$11.440    (a)$13.198
                                               (b)$9.904      (b)$6.923     (b)$9.632     (b)$10.814    (b)$11.048    (b)$12.662
          Ending AUV........................   (a)$7.030      (a)$9.845     (a)$11.125    (a)$11.440    (a)$13.198    (a)$14.044
                                               (b)$6.923      (b)$9.632     (b)$10.814    (b)$11.048    (b)$12.662    (b)$13.387
          Ending Number of AUs..............   (a)0           (a)0          (a)127        (a)765        (a)4,697      (a)7,786
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)437
---------------------------------------------------------------------------------------------------------------------------------



                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit and Polaris Rewards or Early Access.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (NEW YORK
                                ONLY) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                               INCEPTION TO      ENDED         ENDED         ENDED         ENDED         ENDED
                                                 12/31/08       12/31/09      12/31/10      12/31/11      12/31/12      12/31/13
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.676     (a)$7.469     (a)$9.512     (a)$10.176    (a)$8.569     (a)$9.916
                                               (b)$10.537     (b)$7.352     (b)$9.303     (b)$9.888     (b)$8.272     (b)$9.510
          Ending AUV........................   (a)$7.469      (a)$9.512     (a)$10.176    (a)$8.569     (a)$9.916     (a)$11.795
                                               (b)$7.352      (b)$9.303     (b)$9.888     (b)$8.272     (b)$9.510     (b)$10.564
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)0          (a)186        (a)3,634
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH AND INCOME - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.993      (a)$6.282     (a)$7.914     (a)$8.358     (a)$7.105     (a)$8.497
                                               (b)$9.866      (b)$6.186     (b)$7.743     (b)$8.123     (b)$6.861     (b)$8.152
          Ending AUV........................   (a)$6.282      (a)$7.914     (a)$8.358     (a)$7.105     (a)$8.497     (a)$9.334
                                               (b)$6.186      (b)$7.743     (b)$8.123     (b)$6.861     (b)$8.152     (b)$8.935
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)0          (a)0          (a)0
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. AMERICAN FRANCHISE FUND, SERIES II SHARES
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.375     (a)$6.216     (a)$10.157    (a)$12.008    (a)$11.113    (a)$12.457
                                               (b)$10.177     (b)$6.090     (b)$9.904     (b)$11.641    (b)$10.705    (b)$11.876
          Ending AUV........................   (a)$6.216      (a)$10.157    (a)$12.008    (a)$11.113    (a)$12.457    (a)$13.853
                                               (b)$6.090      (b)$9.904     (b)$11.641    (b)$10.705    (b)$11.876    (b)$13.489
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)0          (a)0          (a)0
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. COMSTOCK FUND, SERIES II SHARES
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.081      (a)$6.657     (a)$8.451     (a)$9.665     (a)$9.353     (a)$10.995
                                               (b)$8.971      (b)$6.559     (b)$8.273     (b)$9.400     (b)$9.038     (b)$10.556
          Ending AUV........................   (a)$6.657      (a)$8.451     (a)$9.665     (a)$9.353     (a)$10.995    (a)$14.746
                                               (b)$6.559      (b)$8.273     (b)$9.400     (b)$9.038     (b)$10.556    (b)$14.065
          Ending Number of AUs..............   (a)0           (a)0          (a)2,494      (a)5,864      (a)5,437      (a)4,954
                                               (b)0           (b)0          (b)258        (b)792        (b)786        (b)674
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GROWTH AND INCOME FUND, SERIES II SHARES
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.574      (a)$7.398     (a)$9.076     (a)$10.066    (a)$9.726     (a)$10.994
                                               (b)$9.457      (b)$7.288     (b)$8.884     (b)$9.788     (b)$9.396     (b)$10.552
          Ending AUV........................   (a)$7.398      (a)$9.076     (a)$10.066    (a)$9.726     (a)$10.994    (a)$14.539
                                               (b)$7.288      (b)$8.884     (b)$9.788     (b)$9.396     (b)$10.552    (b)$13.865
          Ending Number of AUs..............   (a)0           (a)0          (a)2,841      (a)7,031      (a)6,834      (a)6,453
                                               (b)0           (b)0          (b)289        (b)897        (b)925        (b)1,685
---------------------------------------------------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME - LASF Class VC Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.046      (a)$6.828     (a)$8.025     (a)$9.314     (a)$8.648     (a)$9.582
                                               (b)$8.926      (b)$6.719     (b)$7.847     (b)$9.048     (b)$8.346     (b)$9.188
          Ending AUV........................   (a)$6.828      (a)$8.025     (a)$9.314     (a)$8.648     (a)$9.582     (a)$12.874
                                               (b)$6.719      (b)$7.847     (b)$9.048     (b)$8.346     (b)$9.188     (b)$12.265
          Ending Number of AUs..............   (a)0           (a)0          (a)1,256      (a)2,890      (a)3,696      (a)9,859
                                               (b)0           (b)0          (b)134        (b)401        (b)425        (b)869
---------------------------------------------------------------------------------------------------------------------------------
MANAGED ALLOCATION BALANCED - SST Class 3 Shares
(Inception Date - 1/19/10)
          Beginning AUV.....................   (a)N/A         (a)N/A        (a)$10.911    (a)$11.653    (a)$11.573    (a)$12.665
                                               (b)N/A         (b)N/A        (b)$10.626    (b)$11.278    (b)$11.128    (b)$12.100
          Ending AUV........................   (a)N/A         (a)N/A        (a)$11.653    (a)$11.573    (a)$12.665    (a)$13.484
                                               (b)N/A         (b)N/A        (b)$11.278    (b)$11.128    (b)$12.100    (b)$12.852
          Ending Number of AUs..............   (a)N/A         (a)N/A        (a)0          (a)0          (a)0          (a)0
                                               (b)N/A         (b)N/A        (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------




                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit and Polaris Rewards or Early Access.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (NEW YORK
                                ONLY) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                               INCEPTION TO      ENDED         ENDED         ENDED         ENDED         ENDED
                                                 12/31/08       12/31/09      12/31/10      12/31/11      12/31/12      12/31/13
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
MANAGED ALLOCATION GROWTH - SST Class 3 Shares
(Inception Date - 1/19/10)
          Beginning AUV.....................   (a)N/A         (a)N/A        (a)$10.378    (a)$11.352    (a)$10.482    (a)$11.902
                                               (b)N/A         (b)N/A        (b)$10.090    (b)$10.970    (b)$10.063    (b)$11.353
          Ending AUV........................   (a)N/A         (a)N/A        (a)$11.352    (a)$10.482    (a)$11.902    (a)$13.233
                                               (b)N/A         (b)N/A        (b)$10.970    (b)$10.063    (b)$11.353    (b)$12.594
          Ending Number of AUs..............   (a)N/A         (a)N/A        (a)0          (a)0          (a)0          (a)0
                                               (b)N/A         (b)N/A        (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
MANAGED ALLOCATION MODERATE GROWTH - SST Class 3 Shares
(Inception Date - 1/19/10)
          Beginning AUV.....................   (a)N/A         (a)N/A        (a)$10.464    (a)$11.340    (a)$10.812    (a)$12.067
                                               (b)N/A         (b)N/A        (b)$10.176    (b)$10.960    (b)$10.382    (b)$11.511
          Ending AUV........................   (a)N/A         (a)N/A        (a)$11.340    (a)$10.812    (a)$12.067    (a)$13.993
                                               (b)N/A         (b)N/A        (b)$10.960    (b)$10.382    (b)$11.511    (b)$13.262
          Ending Number of AUs..............   (a)N/A         (a)N/A        (a)3,437      (a)3,213      (a)8,782      (a)10,266
                                               (b)N/A         (b)N/A        (b)3,687      (b)7,763      (b)8,518      (b)8,627
---------------------------------------------------------------------------------------------------------------------------------
MANAGED ALLOCATION MODERATE - SST Class 3 Shares
(Inception Date - 1/19/10)
          Beginning AUV.....................   (a)N/A         (a)N/A        (a)$10.782    (a)$11.619    (a)$11.268    (a)$12.449
                                               (b)N/A         (b)N/A        (b)$10.486    (b)$11.230    (b)$10.820    (b)$11.877
          Ending AUV........................   (a)N/A         (a)N/A        (a)$11.619    (a)$11.268    (a)$12.449    (a)$13.397
                                               (b)N/A         (b)N/A        (b)$11.230    (b)$10.820    (b)$11.877    (b)$13.348
          Ending Number of AUs..............   (a)N/A         (a)N/A        (a)0          (a)0          (a)0          (a)0
                                               (b)N/A         (b)N/A        (b)0          (b)4,288      (b)4,065      (b)3,924
---------------------------------------------------------------------------------------------------------------------------------
MARSICO FOCUSED GROWTH - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.777     (a)$7.307     (a)$9.418     (a)$10.903    (a)$10.597    (a)$11.626
                                               (b)$10.639     (b)$7.194     (b)$9.213     (b)$10.597    (b)$10.232    (b)$11.152
          Ending AUV........................   (a)$7.307      (a)$9.418     (a)$10.903    (a)$10.597    (a)$11.626    (a)$15.443
                                               (b)$7.194      (b)$9.213     (b)$10.597    (b)$10.232    (b)$11.152    (b)$14.718
          Ending Number of AUs..............   (a)0           (a)0          (a)694        (a)1,328      (a)4,958      (a)4,799
                                               (b)0           (b)0          (b)76         (b)203        (b)219        (b)7,350
---------------------------------------------------------------------------------------------------------------------------------
MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.627     (a)$7.844     (a)$9.803     (a)$10.748    (a)$10.396    (a)$12.215
                                               (b)$10.475     (b)$7.712     (b)$9.576     (b)$10.431    (b)$10.024    (b)$11.702
          Ending AUV........................   (a)$7.844      (a)$9.803     (a)$10.748    (a)$10.396    (a)$12.215    (a)$15.878
                                               (b)$7.712      (b)$9.576     (b)$10.431    (b)$10.024    (b)$11.702    (b)$15.113
          Ending Number of AUs..............   (a)0           (a)0          (a)2,243      (a)5,557      (a)6,429      (a)5,733
                                               (b)0           (b)0          (b)232        (b)714        (b)709        (b)7,608
---------------------------------------------------------------------------------------------------------------------------------
MFS TOTAL RETURN - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.062     (a)$8.445     (a)$9.866     (a)$10.705    (a)$10.760    (a)$11.811
                                               (b)$9.884      (b)$8.273     (b)$9.603     (b)$10.352    (b)$10.336    (b)$11.272
          Ending AUV........................   (a)$8.445      (a)$9.866     (a)$10.705    (a)$10.760    (a)$11.811    (a)$13.861
                                               (b)$8.273      (b)$9.603     (b)$10.352    (b)$10.336    (b)$11.272    (b)$13.143
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)0          (a)12,387     (a)14,283
                                               (b)0           (b)0          (b)0          (b)2,835      (b)2,811      (b)2,598
---------------------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$11.218     (a)$7.064     (a)$9.921     (a)$12.273    (a)$11.385    (a)$13.029
                                               (b)$11.025     (b)$6.924     (b)$9.661     (b)$11.874    (b)$10.943    (b)$12.442
          Ending AUV........................   (a)$7.064      (a)$9.921     (a)$12.273    (a)$11.385    (a)$13.029    (a)$18.298
                                               (b)$6.924      (b)$9.661     (b)$11.874    (b)$10.943    (b)$12.442    (b)$17.361
          Ending Number of AUs..............   (a)0           (a)0          (a)645        (a)2,293      (a)2,164      (a)2,753
                                               (b)0           (b)0          (b)68         (b)190        (b)196        (b)162
---------------------------------------------------------------------------------------------------------------------------------



                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit and Polaris Rewards or Early Access.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (NEW YORK
                                ONLY) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                               INCEPTION TO      ENDED         ENDED         ENDED         ENDED         ENDED
                                                 12/31/08       12/31/09      12/31/10      12/31/11      12/31/12      12/31/13
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES - AST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$13.546     (a)$7.176     (a)$11.186    (a)$12.816    (a)$10.077    (a)$10.287
                                               (b)$13.390     (b)$7.074     (b)$10.956    (b)$12.472    (b)$9.743     (b)$9.881
          Ending AUV........................   (a)$7.176      (a)$11.186    (a)$12.816    (a)$10.077    (a)$10.287    (a)$10.733
                                               (b)$7.074      (b)$10.956    (b)$12.472    (b)$9.743     (b)$9.881     (b)$9.917
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)129        (a)3,723      (a)9,927
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$8.825      (a)$5.219     (a)$6.680     (a)$7.897     (a)$8.422     (a)$9.736
                                               (b)$8.709      (b)$5.137     (b)$6.532     (b)$7.672     (b)$8.129     (b)$9.336
          Ending AUV........................   (a)$5.219      (a)$6.680     (a)$7.897     (a)$8.422     (a)$9.736     (a)$9.401
                                               (b)$5.137      (b)$6.532     (b)$7.672     (b)$8.129     (b)$9.336     (b)$8.957
          Ending Number of AUs..............   (a)0           (a)0          (a)2,005      (a)5,434      (a)7,413      (a)10,657
                                               (b)0           (b)0          (b)211        (b)568        (b)575        (b)686
---------------------------------------------------------------------------------------------------------------------------------
REAL RETURN - SST Class 3 Shares
(Inception Date - 1/19/10)
          Beginning AUV.....................   (a)N/A         (a)N/A        (a)$11.475    (a)$11.616    (a)$12.173    (a)$12.490
                                               (b)N/A         (b)N/A        (b)$11.162    (b)$11.229    (b)$11.691    (b)$11.918
          Ending AUV........................   (a)N/A         (a)N/A        (a)$11.616    (a)$12.173    (a)$12.490    (a)$11.700
                                               (b)N/A         (b)N/A        (b)$11.229    (b)$11.691    (b)$11.918    (b)$11.092
          Ending Number of AUs..............   (a)N/A         (a)N/A        (a)1,697      (a)6,228      (a)10,699     (a)11,982
                                               (b)N/A         (b)N/A        (b)144        (b)633        (b)694        (b)1,264
---------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY VALUE - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$9.532      (a)$6.629     (a)$8.628     (a)$10.788    (a)$10.294    (a)$11.965
                                               (b)$9.413      (b)$6.529     (b)$8.442     (b)$10.487    (b)$9.943     (b)$11.481
          Ending AUV........................   (a)$6.629      (a)$8.628     (a)$10.788    (a)$10.294    (a)$11.965    (a)$15.973
                                               (b)$6.529      (b)$8.442     (b)$10.487    (b)$9.943     (b)$11.481    (b)$15.228
          Ending Number of AUs..............   (a)0           (a)0          (a)1,819      (a)4,008      (a)6,585      (a)5,209
                                               (b)0           (b)0          (b)193        (b)545        (b)553        (b)479
---------------------------------------------------------------------------------------------------------------------------------
SMALL & MID CAP VALUE - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.419     (a)$7.097     (a)$9.972     (a)$12.374    (a)$11.227    (a)$13.130
                                               (b)$10.294     (b)$6.994     (b)$9.763     (b)$12.036    (b)$10.850    (b)$12.606
          Ending AUV........................   (a)$7.097      (a)$9.972     (a)$12.374    (a)$11.227    (a)$13.130    (a)$17.842
                                               (b)$6.994      (b)$9.763     (b)$12.036    (b)$10.850    (b)$12.606    (b)$17.020
          Ending Number of AUs..............   (a)0           (a)0          (a)1,977      (a)9,420      (a)14,052     (a)15,603
                                               (b)0           (b)0          (b)201        (b)702        (b)696        (b)3,035
---------------------------------------------------------------------------------------------------------------------------------
SUNAMERICA DYNAMIC ALLOCATION - SAST Class 3 Shares
(Inception Date - 1/23/12)
          Beginning AUV.....................   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)$10.000    (a)$10.555
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)$9.999     (b)$10.486
          Ending AUV........................   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)$10.555    (a)$12.223
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)$10.486    (b)$12.065
          Ending Number of AUs..............   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)128,651    (a)793,783
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)24,051     (b)185,211
---------------------------------------------------------------------------------------------------------------------------------
SUNAMERICA DYNAMIC STRATEGY - SAST Class 3 Shares
(Inception Date - 7/16/12)
          Beginning AUV.....................   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)$10.000    (a)$10.434
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)$9.999     (b)$10.400
          Ending AUV........................   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)$10.434    (a)$12.126
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)$10.400    (b)$12.008
          Ending Number of AUs..............   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)17,039     (a)283,798
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)12,272     (b)220,983
---------------------------------------------------------------------------------------------------------------------------------



                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit and Polaris Rewards or Early Access.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (NEW YORK
                                ONLY) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                               INCEPTION TO      ENDED         ENDED         ENDED         ENDED         ENDED
                                                 12/31/08       12/31/09      12/31/10      12/31/11      12/31/12      12/31/13
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.284     (a)$6.217     (a)$9.222     (a)$10.936    (a)$10.203    (a)$10.843
                                               (b)$10.104     (b)$6.092     (b)$8.978     (b)$10.577    (b)$9.805     (b)$10.352
          Ending AUV........................   (a)$6.217      (a)$9.222     (a)$10.936    (a)$10.203    (a)$10.843    (a)$13.461
                                               (b)$6.092      (b)$8.978     (b)$10.577    (b)$9.805     (b)$10.352    (b)$11.106
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)127        (a)2,617      (a)3,537
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
TELECOM UTILITY - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$11.852     (a)$8.263     (a)$10.761    (a)$12.053    (a)$12.630    (a)$14.133
                                               (b)$11.700     (b)$8.135     (b)$10.526    (b)$11.713    (b)$12.180    (b)$13.540
          Ending AUV........................   (a)$8.263      (a)$10.761    (a)$12.053    (a)$12.630    (a)$14.133    (a)$16.721
                                               (b)$8.135      (b)$10.526    (b)$11.713    (b)$12.180    (b)$13.540    (b)$15.375
          Ending Number of AUs..............   (a)0           (a)0          (a)0          (a)0          (a)798        (a)4,703
                                               (b)0           (b)0          (b)0          (b)0          (b)0          (b)0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND - SAST Class 3 Shares
(Inception Date - 08/01/08)
          Beginning AUV.....................   (a)$10.729     (a)$11.323    (a)$12.459    (a)$13.065    (a)$13.704    (a)$14.496
                                               (b)$10.499     (b)$11.050    (b)$12.081    (b)$12.586    (b)$13.116    (b)$13.784
          Ending AUV........................   (a)$11.323     (a)$12.459    (a)$13.065    (a)$13.704    (a)$14.496    (a)$13.782
                                               (b)$11.050     (b)$12.081    (b)$12.586    (b)$13.116    (b)$13.784    (b)$13.020
          Ending Number of AUs..............   (a)0           (a)0          (a)2,694      (a)10,750     (a)19,820     (a)20,143
                                               (b)0           (b)0          (b)257        (b)2,405      (b)2,522      (b)8,907
---------------------------------------------------------------------------------------------------------------------------------
VCP MANAGED ASSET ALLOCATION SAST PORTFOLIO* - SAST Class 3 Shares
(Inception Date - 10/15/12)
          Beginning AUV.....................   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)$10.000    (a)$10.066
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)$9.999     (b)$10.063
          Ending AUV........................   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)$10.066    (a)$11.958
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)$10.063    (b)$11.877
          Ending Number of AUs..............   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)0          (a)10,951
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)0          (b)7,785
---------------------------------------------------------------------------------------------------------------------------------
VCP TOTAL RETURN BALANCED PORTFOLIO - SAST Class 3 Shares
(Inception Date 04/30/13)
          Beginning AUV.....................   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)$--
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)$--
          Ending AUV........................   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)$10.845
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)$10.827
          Ending Number of AUs..............   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)9,092
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)5,746
---------------------------------------------------------------------------------------------------------------------------------
VCP VALUE PORTFOLIO - SAST Class 3 Shares
(Inception Date 04/30/13)
          Beginning AUV.....................   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)$--
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)$--
          Ending AUV........................   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)$11.032
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)$11.013
          Ending Number of AUs..............   (a)N/A         (a)N/A        (a)N/A        (a)N/A        (a)N/A        (a)8,938
                                               (b)N/A         (b)N/A        (b)N/A        (b)N/A        (b)N/A        (b)9,328
---------------------------------------------------------------------------------------------------------------------------------




                 AUV - Accumulation Unit Value
                 AU - Accumulation Unit
                 (a) Reflecting minimum Separate Account expenses.
                 (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value death benefit and Polaris Rewards or Early Access.

                 * On August 12, 2013, the Protected Asset Allocation SAST Portfolio was renamed VCP Managed Asset Allocation SAST Portfolio.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------
   PROSPECTUS PROVISION            AVAILABILITY OR VARIATION           ISSUE STATE
------------------------------------------------------------------------------------
 Administration Charge     Contract Maintenance Fee is $30.          New Mexico
------------------------------------------------------------------------------------
 Administration Charge     Charge will be deducted pro-rata from     New York
                           Variable Portfolios only.                 Oregon
                                                                     Texas
                                                                     Washington
------------------------------------------------------------------------------------
 Annuity Date              You may switch to the Income Phase any    Florida
                           time after your first contract
                           anniversary.
------------------------------------------------------------------------------------
 Annuity Date              You may begin the Income Phase any time   New York
                           13 or more months after contract issue.
------------------------------------------------------------------------------------
 Free Look                 If you are age 65 or older on the         Arizona
                           contract issue date, the Free Look
                           period is 30 days.
------------------------------------------------------------------------------------
 Free Look                 If you are age 60 or older on the         California
                           contract issue date, the Free Look
                           period is 30 days.
------------------------------------------------------------------------------------
 Free Look                 If you are age 64 and under on the        Florida
                           contract issue date, the Free Look
                           period is 14 days and if you are age 65
                           and older on the contract issue date,
                           the Free Look period is 21 days.
------------------------------------------------------------------------------------
 Free Look                 The Free Look period is 20 days.          Idaho
                                                                     North Dakota
                                                                     Rhode Island
                                                                     Texas
------------------------------------------------------------------------------------
 Free Look                 The Free Look amount is calculated as     New York
                           the greater of (1) Purchase Payments or
                           (2) the value of your contract on the
                           day we receive your request in Good
                           Order at the Annuity Service Center.
------------------------------------------------------------------------------------
 Minimum Contract Value    The minimum remaining contract value      Texas
                           after a partial withdrawal must be
                           $2,000.
------------------------------------------------------------------------------------
 Premium Tax               We deduct premium tax charges of 0.50%    California
                           for Qualified contracts and 2.35% for
                           Non-Qualified contracts based on
                           contract value when you begin the Income
                           Phase.
------------------------------------------------------------------------------------
 Premium Tax               We deduct premium tax charges of 2.0%     Maine
                           for Non-Qualified contracts based on
                           total Purchase Payments when you begin
                           the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax               We deduct premium tax charges 3.5% for    Nevada
                           Non-Qualified contracts based on
                           contract value when you begin the Income
                           Phase.
------------------------------------------------------------------------------------
 Premium Tax               For the first $500,000 in the contract,   South Dakota
                           we deduct premium tax charges of 1.25%
                           for Non-Qualified contracts based on
                           total Purchase Payments when you begin
                           the Income Phase. For any amount in
                           excess of $500,000 in the contract, we
                           deduct front-end premium tax charges of
                           0.08% for Non-Qualified contracts based
                           on total Purchase Payments when you
                           begin the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax               We deduct premium tax charges of 1.0%     West Virginia
                           for Qualified contracts and 1.0% for
                           Non-Qualified contracts based on
                           contract value when you begin the Income
                           Phase.
------------------------------------------------------------------------------------
 Premium Tax               We deduct premium tax charges of 1.0%     Wyoming
                           for Non-Qualified contracts based on
                           total Purchase Payments when you begin
                           the Income Phase.
------------------------------------------------------------------------------------
 Purchase Payment Age      The Purchase Payment Age Limit is the     Kentucky
 Limitation                later of three years after contract       Minnesota
                           issue or the Owner's 63rd birthday.       Oklahoma
                                                                     Texas
                           If you elected the Early Access feature,
                           the Purchase Payment Age Limit is the
                           later of six years after contract issue
                           or the Owner's 66th birthday.

                           If you elected the Polaris Rewards
                           feature, the Purchase Payment Age Limit
                           is the later of one year after contract
                           issue or the Owner's 61st birthday.
------------------------------------------------------------------------------------
 Purchase Payment Age      The Purchase Payment Age Limit is the     Washington
 Limitation                later of two years after contract issue
                           or the Owner's 62nd birthday.

                           If you elected the Early Access feature, the Purchase Payment Age Limit is the later of two years after contract issue or the Owner's 62nd birthday.

                           If you elected the Polaris Rewards
                           feature, the Purchase Payment Age Limit
                           is the later of one year after contract
                           issue or the Owner's 61st birthday.
------------------------------------------------------------------------------------
 Living Benefits           Charge will be deducted pro-rata from     New York
                           Variable Portfolios only.                 Oregon
                                                                     Texas
                                                                     Washington
------------------------------------------------------------------------------------
 Transfer Privilege        Any transfer over the limit of 15 will    Pennsylvania
                           incur a $10 transfer fee.                 Texas
------------------------------------------------------------------------------------
 Withdrawal Charge         The Withdrawal Charge Schedule if you     Kentucky
                           elect Polaris Rewards is as follows:      Ohio
                           9%, 8%, 7.5%, 6.5%, 5.5%, 4.5%, 4%, 3%,   Maryland
                           2%, 0%                                    Minnesota
                                                                     Mississippi
                                                                     Texas
------------------------------------------------------------------------------------
 Withdrawal Charge         The Withdrawal Charge Schedule if you     Oklahoma
                           elect Polaris Rewards is as follows:
                           8.5%, 8%, 7.5%, 6.5%, 5.5%, 4.5%, 4%,
                           3%, 2%, 0%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            APPENDIX C - FORMULA AND EXAMPLES OF CALCULATIONS OF THE


               POLARIS INCOME PLUS AND POLARIS INCOME BUILDER FEE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



The fee for Polaris Income Plus and Polaris Income Builder is assessed against the Income Base and deducted from the contract value at the end of each Benefit Quarter.


------------------------------------------------------------------------------------
                                                                           MAXIMUM
                                                                         ANNUALIZED
                                                                          FEE RATE
                                                                         DECREASE OR
                                                                          INCREASE
                                 INITIAL       MAXIMUM       MINIMUM        EACH
          NUMBER OF              ANNUAL        ANNUAL        ANNUAL        BENEFIT
       COVERED PERSONS          FEE RATE      FEE RATE      FEE RATE      QUARTER*
------------------------------------------------------------------------------------
 One Covered Person               1.10%         2.20%         0.60%       +/-0.25%
------------------------------------------------------------------------------------
 Two Covered Persons              1.35%         2.70%         0.60%       +/-0.25%
------------------------------------------------------------------------------------


* The fee rate can decrease or increase no more than 0.0625% each quarter (0.25%/ 4).

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee rate adjustment is based on the non-discretionary formula stated below which is tied to the change in the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange. The fee rate is based on the average of all VIX values as of Market Close on each day during the Benefit Quarter for which the fee is being calculated (the "Average Value of the VIX"). In general, as the Average Value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums and minimums identified in the table above.

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (AVERAGE VALUE OF THE VIX - 20)]

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE


ASSUME YOU ELECT POLARIS INCOME PLUS FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE AVERAGE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS
FOLLOWS:


--------------------------------------------------------------------
                 AVERAGE     CALCULATED
   BENEFIT      VALUE OF       FORMULA       ANNUAL       QUARTERLY
   QUARTER         VIX         VALUE*       FEE RATE     FEE RATE**
--------------------------------------------------------------------
     1st          24.82          N/A          1.10%        0.2750%
--------------------------------------------------------------------
     2nd          21.49          N/A          1.10%        0.2750%
--------------------------------------------------------------------
     3rd          24.16          N/A          1.10%        0.2750%
--------------------------------------------------------------------
     4th          19.44          N/A          1.10%        0.2750%
--------------------------------------------------------------------
     5th          16.88         0.94%         0.94%        0.2350%
--------------------------------------------------------------------


* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.

** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

IN THE 5TH BENEFIT QUARTER, THE AVERAGE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

     Initial Annual Fee Rate + [0.05% x (Average Value of VIX - 20)]

     1.10% + [0.05% x (16.88 - 20)]

     1.10% +[0.05% x (-3.12)]

     1.10% + (-0.0016) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE
        MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

1.10% - 0.94% = 0.16% which is within 0.25% of the previous Annual Fee Rate (1.10%).

0.94% is higher than the Minimum Annual Fee Rate (0.60%) and is lower than the Maximum Annual Fee Rate (2.20%).

Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.

The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

AFTER THE 5TH BENEFIT QUARTER, ASSUME THE AVERAGE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

--------------------------------------------------------------------
                 AVERAGE     CALCULATED
   BENEFIT      VALUE OF       FORMULA       ANNUAL       QUARTERLY
   QUARTER         VIX          VALUE       FEE RATE      FEE RATE
--------------------------------------------------------------------
     6th          20.00         1.10%         1.10%        0.2750%
--------------------------------------------------------------------
     7th          25.57         1.38%         1.35%        0.3375%
--------------------------------------------------------------------
     8th          30.22         1.61%         1.60%        0.4000%
--------------------------------------------------------------------
     9th          26.02         1.40%         1.40%        0.3500%
--------------------------------------------------------------------
    10th          22.83         1.24%         1.24%        0.3100%
--------------------------------------------------------------------
    11th          19.88         1.09%         1.09%        0.2725%
--------------------------------------------------------------------
    12th          20.60         1.13%         1.13%        0.2825%
--------------------------------------------------------------------
    13th          14.44         0.82%         0.88%        0.2200%
--------------------------------------------------------------------
    14th          13.41         0.77%         0.77%        0.1925%
--------------------------------------------------------------------
    15th          9.11          0.56%         0.60%        0.1500%
--------------------------------------------------------------------
    16th          16.30         0.92%         0.85%        0.2125%
--------------------------------------------------------------------


IN THE 7TH BENEFIT QUARTER, THE AVERAGE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

     Initial Annual Fee Rate + [0.05% x (Average Value of VIX - 20)]

     1.10% + [0.05% x (25.57 - 20)]

     1.10% + [0.05% x (5.57)]

     1.10% + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE
        MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

1.10% - 1.38% = 0.28% which is more than 0.25% higher than the previous Annual Fee Rate of 1.10%.

The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35% (1.10% + 0.25%). This is within the Minimum and Maximum Annual Fee Rates.

Therefore, the Quarterly Fee Rate is 0.3375% (or 1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE AVERAGE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

     Initial Fee Rate + [0.05% x (Average Value of VIX - 20)]

     1.10% + [0.05% x (14.44 - 20)]

     1.10% + [0.05% x (-5.56)]

     1.10% + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE
        MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

1.13% - 0.82% = 0.31% which is more than a 0.25% Quarterly Annualized Fee Rate Decrease from the previous Annual Fee Rate of 1.13%.

Therefore, the Annual Fee Rate is adjusted to be exactly 0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13% - 0.25%).

IN THE 15TH BENEFIT QUARTER, THE AVERAGE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

     Initial Fee Rate + [0.05% x (Average Value of VIX - 20)]

     1.10% + [0.05% x (9.11 - 20)]

     1.10% + [0.05% x (-10.89)]

     1.10% + (-0.005445) = 0.56% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE
        MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

The Annual Fee Rate of 0.56% is lower than the Minimum Annual Fee Rate (0.60%).

Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the Average Value of the VIX. If your contract value falls to zero before the feature has been terminated, the fee will no longer be deducted.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 APPENDIX D - OPTIONAL LIVING BENEFITS EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The following examples demonstrate how Purchase Payments invested and withdrawals taken from the contract affect the values and benefits of these living benefit features. The examples are based on a hypothetical contract over an extended period of time and do not assume any specific rate of return nor do they represent how your contract will actually perform.



The examples below assume election of Polaris Income Plus Income Option 1 (one Covered Person). These examples are not applicable to contracts issued prior to June 18, 2012.


EXAMPLE 1: INITIAL VALUES

The values shown below are based on the following assumptions:

     - Benefit Effective Date = contract issue date

     - Initial Purchase Payment = $100,000

     - Covered Person = Owner age 67 on the Benefit Effective Date

     - Maximum Annual Withdrawal Percentage = 5.5%

----------------------------------------------------------------------------------------------------------------
                                                                                                       MAXIMUM
                                PURCHASE      ELIGIBLE                                   INCOME        ANNUAL
                                PAYMENTS      PURCHASE      CONTRACT       INCOME        CREDIT      WITHDRAWAL
         VALUES AS OF           INVESTED      PAYMENTS        VALUE         BASE          BASE         AMOUNT
----------------------------------------------------------------------------------------------------------------
   Benefit Effective Date       $100,000      $100,000      $100,000      $100,000      $100,000       $5,500
----------------------------------------------------------------------------------------------------------------


     - Income Base = Initial Purchase Payment = $100,000

     - Income Credit Base = Initial Purchase Payment = $100,000

     - Maximum Annual Withdrawal Amount = Income Base x Maximum Annual Withdrawal Percentage

          = $100,000 x 5.5% = $5,500

EXAMPLE 2: IMPACT OF ADDING SUBSEQUENT PURCHASE PAYMENTS AND ATTAINING HIGHEST ANNIVERSARY VALUES

The values shown below are based on the assumptions stated in Example 1 above, in addition to the following:

     - Subsequent Purchase Payment invested in the first contract year =
       $150,000.

     - Subsequent Purchase Payment invested in the second contract year =
       $10,000.

     - No withdrawals taken in the first 3 contract years

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                 MAXIMUM
                          PURCHASE  ELIGIBLE  INELIGIBLE   ASSUMED                          INCOME               ANNUAL
                           PAYMENT  PURCHASE   PURCHASE   CONTRACT  ANNIVERSARY   INCOME    CREDIT    INCOME   WITHDRAWAL
       VALUES AS OF       INVESTED  PAYMENTS   PAYMENTS     VALUE      VALUE       BASE      BASE     CREDIT     AMOUNT
-------------------------------------------------------------------------------------------------------------------------
 Benefit Effective Date   $100,000  $100,000      $0      $100,000       --      $100,000  $100,000     --       $5,500
-------------------------------------------------------------------------------------------------------------------------
         Year 1           $150,000  $150,000      $0      $245,000       --      $250,000  $250,000     --       $13,750
-------------------------------------------------------------------------------------------------------------------------
     1st Anniversary         --        --         --      $270,000    $270,000   $270,000  $270,000   $15,000    $14,850
-------------------------------------------------------------------------------------------------------------------------
         Year 2            $10,000     --       $10,000   $290,000       --      $270,000  $270,000     --       $14,850
-------------------------------------------------------------------------------------------------------------------------
     2nd Anniversary         --        --         --      $297,000    $287,000   $287,000  $287,000   $16,200    $15,785
-------------------------------------------------------------------------------------------------------------------------
     3rd Anniversary         --        --         --      $320,000    $310,000   $310,000  $310,000   $17,220    $17,050
-------------------------------------------------------------------------------------------------------------------------


     Eligible Purchase Payments:

       - First contract year = $250,000 ($100,000 + $150,000 = $250,000)

     Ineligible Purchase Payments

       - Second contract year = $10,000 (Purchase Payments received after the first year)

The values of the feature are impacted by adding subsequent Purchase Payments as follows:

     - The Income Base, Income Credit Base and the Maximum Annual Withdrawal Amount ("MAWA") are recalculated at the time each subsequent Eligible Purchase Payment is received.

       - In year 1, the Income Base and Income Credit Base were increased to $250,000 ($100,000 + $150,000); and the MAWA was increased to $13,750
         ($250,000 x 5.5%).

The values of the feature are impacted by attaining the highest Anniversary Values as follows:

     - The Income Base and Income Credit Base are increased to the highest Anniversary Value on each anniversary if the current Anniversary Value is greater than the current Income Base plus the Income Credit and all previous Anniversary Values; and the Maximum Annual Withdrawal Amount ("MAWA") is recalculated based on the value of the new Income Base.

       - On the 1st anniversary, the Income Base and Income Credit Base were increased to $270,000 ($270,000 is greater than $250,000 + $15,000
         Income Credit); and the MAWA was increased to $14,850 ($270,000 x
         5.5%).

       - On the 2nd anniversary, the Income Base and Income Credit Base were increased to $287,000 ($297,000 less Ineligible Purchase Payment of $10,000 = $287,000, which is greater than $270,000 + $16,200 Income
         Credit); and the MAWA was increased to $15,785 ($287,000 x 5.5%).

       - On the 3rd anniversary, the Income Base and Income Credit Base were increased to $310,000 ($320,000 less Ineligible Purchase Payment of $10,000 = $310,000, which is greater than $287,000 + $17,220 Income
         Credit) and the MAWA was increased to $17,050 ($310,000 x 5.5%).

EXAMPLE 3: IMPACT OF TAKING WITHDRAWALS (UP TO THE MAXIMUM ANNUAL WITHDRAWAL AMOUNT)

The values shown below are based on the assumptions stated in Examples 1 and 2 above, in addition to the following:

     - Withdrawals of 5% of Income Base taken in the fourth and fifth contract years.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MAXIMUM
                                             ASSUMED                                   INCOME                      ANNUAL
                             WITHDRAWAL     CONTRACT     ANNIVERSARY     INCOME        CREDIT        INCOME      WITHDRAWAL
        VALUES AS OF            TAKEN         VALUE         VALUE         BASE          BASE         CREDIT        AMOUNT
----------------------------------------------------------------------------------------------------------------------------
      3rd Anniversary            --         $320,000      $310,000      $310,000      $310,000       $17,220       $17,050
----------------------------------------------------------------------------------------------------------------------------
          Year 4               $15,500      $322,000         --         $310,000      $310,000         --          $17,050
----------------------------------------------------------------------------------------------------------------------------
      4th Anniversary            --         $321,000      $311,000      $313,100      $310,000       $3,100        $17,221
----------------------------------------------------------------------------------------------------------------------------
          Year 5               $15,655      $312,000         --         $313,100      $310,000         --          $17,221
----------------------------------------------------------------------------------------------------------------------------
      5th Anniversary            --         $305,000      $295,000      $316,200      $310,000       $3,100        $17,391
----------------------------------------------------------------------------------------------------------------------------


     - In year 4, $15,500 was withdrawn ($310,000 x 5%).

     - In year 5, $15,655 was withdrawn ($313,100 x 5%).

The values of the feature are impacted by withdrawals taken as follows:

     - The Income Base and Income Credit Base are not reduced because the amount of the withdrawal taken was less than the Maximum Annual Withdrawal Amount ("MAWA")

       - In year 4, $15,500 was withdrawn and is less than the MAWA of $17,050.

       - In year 5, $15,655 was withdrawn and is less than the MAWA of $17,221.

     - The Income Credit Percentage used to determine the amount of the Income Credit added on the 4th and 5th anniversaries were reduced by the percent withdrawn (6% Income Credit Percentage - 5% withdrawal = 1% Income Credit Percentage)

Income Credit = $3,100 ($310,000 Income Credit Base x 1% Income Credit
                                   Percentage)

NOTE: When the Income Base is increased due to the addition of the Income Credit, the Income Credit Base is not increased. The Income Credit Base is increased by the addition of Eligible Purchase Payments and when the Income Base is increased to the highest Anniversary Value (as shown in Example 2 above).

EXAMPLE 4: IMPACT OF TAKING EXCESS WITHDRAWALS (IN EXCESS OF THE MAXIMUM ANNUAL WITHDRAWAL AMOUNT)

The values shown below are based on the assumptions stated in Examples 1, 2 and 3 above, in addition to the following:

     - Withdrawals of 8% of Income Base taken in the sixth and seventh contract years.

-----------------------------------------------------------------------------------------------------------
                                                                                                   MAXIMUM
                                         ASSUMED                             INCOME                ANNUAL
                            WITHDRAWAL   CONTRACT  ANNIVERSARY    INCOME     CREDIT     INCOME   WITHDRAWAL
        VALUES AS OF           TAKEN      VALUE       VALUE        BASE       BASE      CREDIT     AMOUNT
-----------------------------------------------------------------------------------------------------------
      5th Anniversary           --       $305,000    $295,000    $316,200   $310,000    $3,100     $17,391
-----------------------------------------------------------------------------------------------------------
          Year 6              $25,296    $280,000       --       $307,505   $301,475      --       $16,913
-----------------------------------------------------------------------------------------------------------
      6th Anniversary           --       $290,000    $280,000    $307,505   $301,475      $0       $16,913
-----------------------------------------------------------------------------------------------------------
          Year 7              $24,600    $260,000       --       $298,864   $293,004      --       $16,438
-----------------------------------------------------------------------------------------------------------
      7th Anniversary           --       $230,000    $220,000    $298,864   $293,004      $0       $16,437
-----------------------------------------------------------------------------------------------------------


The values of the feature are impacted by taking withdrawals in excess of the Maximum Annual Withdrawal Amount ("MAWA") as follows:

     - The Income Base and Income Credit Base are reduced by the same proportion by which the contract value is reduced by the amount in excess of the
       MAWA:

       - In year 6, the reduction proportion is 2.75% ([$25,296 - $17,391] / [$305,000 - $17,391]); the reduced Income Base is $307,505 ($316,200 x
         [1 - 2.75%]); and the reduced Income Credit Base is $301,475 ($310,000 x [1 - 2.75%]).

       - In year 7, the reduction proportion is 2.81% ([$24,600 - $16,913] / [$290,000 - $16,913]); the reduced Income Base is $298,864 ($307,505 x
         [1 - 2.81%]); and the reduced Income Credit Base is $293,004 ($301,475 x [1 - 2.81%]).

     - The Income Credit Percentage is reduced to 0% because the withdrawal taken was in excess of the MAWA.

     - The MAWA is recalculated based on the reduced Income Base.

EXAMPLE 5: PROTECTED INCOME PAYMENT

The values shown below are based on the assumptions stated in Examples 1, 2, 3 and 4 above, in addition to the following:

     - Contract values as shown below and reduced to $0 in Year 11 due to market conditions.

     - No withdrawals taken after the seventh contract year.

----------------------------------------------------------------------------------------------------------
                                                                                       MAXIMUM
                             ASSUMED                             INCOME                ANNUAL    PROTECTED
                             CONTRACT  ANNIVERSARY    INCOME     CREDIT     INCOME   WITHDRAWAL    INCOME
        VALUES AS OF          VALUE       VALUE        BASE       BASE      CREDIT     AMOUNT     PAYMENT
----------------------------------------------------------------------------------------------------------
      7th Anniversary        $230,000    $220,000    $298,864   $293,004      $0       $16,437       --
----------------------------------------------------------------------------------------------------------
      8th Anniversary        $150,000    $140,000    $316,444   $293,004   $17,580     $17,404       --
----------------------------------------------------------------------------------------------------------
      9th Anniversary        $100,000    $90,000     $334,024   $293,004   $17,580     $18,371       --
----------------------------------------------------------------------------------------------------------
     10th Anniversary        $50,000     $40,000     $351,604   $293,004   $17,580     $19,338       --
----------------------------------------------------------------------------------------------------------
          Year 11               $0          $0       $351,604   $293,004      --       $19,338       --
----------------------------------------------------------------------------------------------------------
     11th Anniversary           $0          $0       $351,604   $293,004      --         --       $14,064
----------------------------------------------------------------------------------------------------------


     - The Protected Income Payment of $14,064 ($351,604 x 4%) will be paid for the lifetime of the Covered Person.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     APPENDIX E - LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2013
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NONE OF THE LIVING BENEFITS DESCRIBED BELOW ARE CURRENTLY BEING OFFERED.

TABLE OF CONTENTS


Polaris Income Plus........................................................  E-1
Polaris Income Plus Fees...................................................  E-5
Polaris Income Builder.....................................................  E-1
Polaris Income Builder Fees................................................  E-5
MarketLock For Life........................................................  E-6
MarketLock For Life Fees...................................................  E-8
MarketLock Income Plus and MarketLock For Life Plus........................  E-12
MarketLock Income Plus and MarketLock For Life Plus Fee....................  E-20
MarketLock and MarketLock For Two..........................................  E-23
MarketLock and MarketLock For Two Fee......................................  E-25
Polaris Income Rewards.....................................................  E-30
Polaris Income Rewards Fee.................................................  E-30
Capital Protector..........................................................  E-33
Capital Protector Fee......................................................  E-33




POLARIS INCOME PLUS AND POLARIS INCOME BUILDER



If your contract was issued prior to May 1, 2013 and you elected the optional Polaris Income Plus (formerly named "SunAmerica Income Plus" for contracts issued January 23, 2012 and after) or Polaris Income Builder (formerly named "SunAmerica Income Builder" for contracts issued January 23, 2012 and after) living benefits, the following provisions are applicable to the feature you elected. All other provisions discussed in the prospectus above under POLARIS INCOME PLUS AND POLARIS INCOME BUILDER apply to your elected feature unless otherwise indicated below:



POLARIS INCOME PLUS


MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE /
PROTECTED INCOME PAYMENT PERCENTAGE:


If your contract was issued from June 18, 2012 through February 10, 2013, and you elected the optional Polaris Income Plus living benefit, the following Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage rates are applicable:



---------------------------------------------------------------------
     NUMBER OF COVERED
    PERSONS AND AGE OF            POLARIS               POLARIS
    COVERED PERSON AT           INCOME PLUS           INCOME PLUS
    FIRST WITHDRAWAL*         INCOME OPTION 1       INCOME OPTION 2
---------------------------------------------------------------------
 One Covered Person
 (Age 64 and Younger)          5.5% / 3.0%**         5.5% / 3.0%**
---------------------------------------------------------------------
 One Covered Person
 (Age 65 and Older)             5.5% / 4.0%           6.5% / 3.0%
---------------------------------------------------------------------
 Two Covered Persons
 (Age 64 and Younger)         5.0% / 3.0%***        5.0% / 3.0%***
---------------------------------------------------------------------
 Two Covered Persons
 (Age 65 and Older)             5.0% / 4.0%           6.0% / 3.0%
---------------------------------------------------------------------





---------------------------------------------------------------------
     NUMBER OF COVERED                                  POLARIS
    PERSONS AND AGE OF            POLARIS             INCOME PLUS
    COVERED PERSON AT           INCOME PLUS           OPTION WITH
    FIRST WITHDRAWAL*         INCOME OPTION 3      CUSTOM ALLOCATION
---------------------------------------------------------------------
 One Covered Person
 (Age 64 and Younger)          3.75% / 3.75%         4.5% / 3.0%**
---------------------------------------------------------------------
 One Covered Person
 (Age 65 and Older)             5.0% / 5.0%           4.5% / 4.0%
---------------------------------------------------------------------
 Two Covered Persons
 (Age 64 and Younger)          3.25% / 3.25%        4.0% / 3.0%***
---------------------------------------------------------------------
 Two Covered Persons
 (Age 65 and Older)             4.5% / 4.5%           4.0% / 4.0%
---------------------------------------------------------------------



THE FIRST PERCENTAGE REPRESENTS THE MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE AND THE SECOND PERCENTAGE REPRESENTS THE PROTECTED INCOME PAYMENT PERCENTAGE FOR EACH OF THE OPTIONS SHOWN.

* If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of Two Covered Persons.

** If One Covered Person is elected, the Protected Income Payment Percentage is 4.0% if the Income Base is increased to a new highest Anniversary Value on or after the Covered Person's 65th birthday.

*** If Two covered Persons are elected, the Protected Income Payment Percentage is 4.0% if the Income Base is increased to a new highest Anniversary Value on or after the younger Covered Person's 65th birthday.


POLARIS INCOME BUILDER


MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE /
PROTECTED INCOME PAYMENT PERCENTAGE:


If your contract was issued from June 18, 2012 through February 10, 2013, and you elected the optional Polaris Income Builder living benefit, the following Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage rates are applicable:



-------------------------------------------------------------------
           NUMBER OF COVERED PERSONS
          AND AGE OF COVERED PERSON                   POLARIS
             AT FIRST WITHDRAWAL*                 INCOME BUILDER
-------------------------------------------------------------------
 One Covered Person (Age 64 and Younger)           3.75% / 3.75%
-------------------------------------------------------------------
 One Covered Person (Age 65 and Older)             4.75% / 4.75%
-------------------------------------------------------------------
 Two Covered Persons (Age 64 and Younger)          3.25% / 3.25%
-------------------------------------------------------------------
 Two Covered Persons (Age 65 and Older)            4.25% / 4.25%
-------------------------------------------------------------------



THE FIRST PERCENTAGE REPRESENTS THE MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE AND THE SECOND PERCENTAGE REPRESENTS THE PROTECTED INCOME PAYMENT PERCENTAGE FOR EACH OF THE OPTIONS SHOWN.

* If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of Two Covered Persons.


If your contract was issued from February 11, 2013 through April 30, 2013, and you elected the optional Polaris Income Builder living benefit, the following Maximum Annual

Withdrawal Percentage and Protected Income Payment Percentage rates are applicable:


-------------------------------------------------------------------
           NUMBER OF COVERED PERSONS
          AND AGE OF COVERED PERSON                   POLARIS
             AT FIRST WITHDRAWAL*                 INCOME BUILDER
-------------------------------------------------------------------
 One Covered Person (Age 65 and Older)             5.25% / 5.0%
-------------------------------------------------------------------
 Two Covered Persons (Age 65 and Older)            4.75% / 4.5%
-------------------------------------------------------------------



THE FIRST PERCENTAGE REPRESENTS THE MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE AND THE SECOND PERCENTAGE REPRESENTS THE PROTECTED INCOME PAYMENT PERCENTAGE FOR EACH OF THE OPTIONS SHOWN.

* If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of Two Covered Persons.

INCOME CREDIT:


If your contract was issued prior to February 11, 2013, and you elected the optional Polaris Income Builder living benefit, the annual Income Credit percentage is 8%.


MINIMUM ISSUE AGE:


If your contract was issued prior to February 11, 2013, and you elected the optional Polaris Income Builder living benefit, the minimum issue age was 45.



POLARIS INCOME PLUS AND POLARIS INCOME BUILDER





If your contract was issued from January 23, 2012 through November 11, 2012, and you elected either the optional Polaris Income Plus or Polaris Income Builder living benefit, the following provisions are applicable to the feature you elected:


Under LIVING BENEFIT DEFINED TERMS, the terms "Eligible Purchase Payments" and "Ineligible Purchase Payments" are defined as follows:

ELIGIBLE PURCHASE PAYMENTS

Eligible Purchase Payments are Purchase Payments, or portions thereof, made on or after the Benefit Effective Date as shown in the table below and are included in the calculation of the Income Base and Income Credit Base. The calculation of Eligible Purchase Payments does not include Income Credits or the Continuation Contribution, if any. However, the Continuation Contribution, if any, is included in the calculation of Anniversary Values. Total Purchase Payments are limited to $1,500,000 without prior Company approval.

------------------------------------------------------------------------------
    FIRST CONTRACT YEAR                  SUBSEQUENT CONTRACT YEARS
------------------------------------------------------------------------------
      100% of Purchase        Purchase Payments received in Contract Year 2,
     Payments received        capped at 100% of Purchase Payments received in
                                          the first Contract Year
------------------------------------------------------------------------------


EXAMPLE: If you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 in contract year 2 for a grand total maximum of $200,000 of Eligible Purchase Payments.

INELIGIBLE PURCHASE PAYMENTS

Purchase Payments, or portions thereof, received after the 2nd Contract Year, or that are in excess of the caps discussed in the table under "ELIGIBLE PURCHASE PAYMENTS" above.

MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE / PROTECTED INCOME PAYMENT PERCENTAGE:


If your contract was issued between January 23, 2012 and June 17, 2012 and you elected the optional Polaris Income Plus or Polaris Income Builder living benefits, the following provisions are applicable to the feature you elected. All other Polaris Income Plus and Polaris Income Builder provisions discussed in the prospectus above apply to your elected feature except for the following:



Under the question, "WHAT DETERMINES THE AMOUNT I CAN RECEIVE EACH YEAR?" the income options under Polaris Income Plus and Polaris Income Builder are as follows:



---------------------------------------------------------------------
     NUMBER OF COVERED
         PERSONS
    AND AGE OF COVERED            POLARIS               POLARIS
          PERSON                INCOME PLUS           INCOME PLUS
   AT FIRST WITHDRAWAL*       INCOME OPTION 1       INCOME OPTION 2
---------------------------------------------------------------------
 One Covered Person
 (Age 64 and Younger)          6.0% / 3.0%**         6.0% / 3.0%**
---------------------------------------------------------------------
 One Covered Person
 (Age 65 and Older)             6.0% / 4.0%           7.0% / 3.0%
---------------------------------------------------------------------
 Two Covered Persons
 (Age 64 and Younger)         5.5% / 3.0%***        5.5% / 3.0%***
---------------------------------------------------------------------
 Two Covered Persons
 (Age 65 and Older)             5.5% / 4.0%           6.5% / 3.0%
---------------------------------------------------------------------





---------------------------------------------------------------------
     NUMBER OF COVERED
         PERSONS
    AND AGE OF COVERED            POLARIS               POLARIS
          PERSON                INCOME PLUS        INCOME PLUS WITH
   AT FIRST WITHDRAWAL*       INCOME OPTION 3      CUSTOM ALLOCATION
---------------------------------------------------------------------
 One Covered Person
 (Age 64 and Younger)           4.0% / 4.0%          5.0% / 3.0%**
---------------------------------------------------------------------
 One Covered Person
 (Age 65 and Older)            5.25% / 5.25%          5.0% / 4.0%
---------------------------------------------------------------------
 Two Covered Persons
 (Age 64 and Younger)           3.5% / 3.5%         4.5% / 3.0%***
---------------------------------------------------------------------
 Two Covered Persons
 (Age 65 and Older)            4.75% / 4.75%          4.5% / 4.0%
---------------------------------------------------------------------





-------------------------------------------------------------------
           NUMBER OF COVERED PERSONS
           AND AGE OF COVERED PERSON                  POLARIS
             AT FIRST WITHDRAWAL*                 INCOME BUILDER
-------------------------------------------------------------------
 One Covered Person (Age 64 and Younger)            4.0% / 4.0%
-------------------------------------------------------------------
 One Covered Person (Age 65 and Older)              5.0% / 5.0%
-------------------------------------------------------------------
 Two Covered Persons (Age 64 and Younger)           3.5% / 3.5%
-------------------------------------------------------------------
 Two Covered Persons (Age 65 and Older)             4.5% / 4.5%
-------------------------------------------------------------------

THE FIRST PERCENTAGE REPRESENTS THE MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE AND THE SECOND PERCENTAGE REPRESENTS THE PROTECTED INCOME PAYMENT PERCENTAGE FOR EACH OF THE OPTIONS SHOWN.

* If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age of first withdrawal is based on the age of the younger of Two Covered Persons.

** If One Covered Person is elected, the Protected Income Payment Percentage is 4.0% if the Income Base is increased to a new highest Anniversary Value on or after the Covered Person's 65th birthday.

*** If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.0% if the Income Base is increased to a new highest Anniversary Value on or after the younger Covered Person's 65th birthday.


If your contract was issued prior to January 23, 2012 and you elected the optional SunAmerica Income Plus or SunAmerica Income Builder living benefits, the following provisions are applicable to the feature you elected. All other SunAmerica Income Plus and SunAmerica Income Builder provisions discussed in the prospectus above under POLARIS INCOME PLUS AND POLARIS INCOME BUILDER apply to your elected feature except for the following:


Under LIVING BENEFIT DEFINED TERMS, the terms "Eligible Purchase Payments" and "Investment Requirements" are defined as follows:

     ELIGIBLE PURCHASE PAYMENTS

     Eligible Purchase Payments are Purchase Payments, or portions thereof, made on or after the Benefit Effective Date as shown in the table below and are included in the calculation of the Income Base and Income Credit Base. The calculation of Eligible Purchase Payments does not include Income Credits or the Continuation Contribution, if any. However, the Continuation Contribution, if any, is included in the calculation of Anniversary Values. Total Purchase Payments are limited to $1,500,000 without prior Company approval.

------------------------------------------------------------------------------
    FIRST CONTRACT YEAR                  SUBSEQUENT CONTRACT YEARS
------------------------------------------------------------------------------
 100% of Purchase Payments  Purchase Payments received in contract years 2-5,
 Received                   capped at 200% of Purchase Payments received in
                            the first contract year
------------------------------------------------------------------------------


     INVESTMENT REQUIREMENTS

     We will allocate 10% of every Purchase Payment and Continuation Contribution, if any, to a fixed interest rate account ("Secure Value Account"). The remaining 90% of every Purchase Payment and Continuation Contribution, if any, (the "Flexible Allocation"), must be allocated by you in accordance with the investment options outlined under "ARE THERE ANY INVESTMENT REQUIREMENTS IF I ELECT SUNAMERICA INCOME PLUS OR SUNAMERICA INCOME BUILDER?" below.

Under the question, "WHAT DETERMINES THE AMOUNT I CAN RECEIVE EACH YEAR?" the income options under SunAmerica Income Plus and SunAmerica Income Builder are as follows:

SUNAMERICA INCOME PLUS

----------------------------------------------------------------------
                           INCOME OPTION 1         INCOME OPTION 2
      NUMBER OF         ----------------------------------------------
   COVERED PERSONS       MAXIMUM    PROTECTED    MAXIMUM    PROTECTED
      AND AGE OF         ANNUAL      INCOME      ANNUAL       INCOME
    COVERED PERSON     WITHDRAWAL    PAYMENT   WITHDRAWAL    PAYMENT
 AT FIRST WITHDRAWAL*  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE
----------------------------------------------------------------------
 One Covered Person
 (Age 64 and Younger)      6.0%       3.0%**       6.0%        3.0%**
----------------------------------------------------------------------
 One Covered Person
 (Age 65 and Older)        6.0%       4.0%         7.0%        3.0%
----------------------------------------------------------------------
 Two Covered Persons
 (Age 64 and Younger)      5.5%       3.0%***      5.5%        3.0%***
----------------------------------------------------------------------
 Two Covered Persons
 (Age 65 and Older)        5.5%       4.0%         6.5%        3.0%
----------------------------------------------------------------------


If your contract was issued between September 6, 2011 and January 23, 2012 and you elected the optional SunAmerica Income Builder living benefit, the following income option was also available for election:

SUNAMERICA INCOME PLUS

----------------------------------------------------------
                                       INCOME OPTION 3
            NUMBER OF               ----------------------
         COVERED PERSONS             MAXIMUM    PROTECTED
            AND AGE OF               ANNUAL       INCOME
          COVERED PERSON           WITHDRAWAL    PAYMENT
       AT FIRST WITHDRAWAL*        PERCENTAGE  PERCENTAGE
----------------------------------------------------------
 One Covered Person
 (Age 64 and Younger)                  4.0%        4.0%
----------------------------------------------------------
 One Covered Person
 (Age 65 and Older)                    5.0%        5.0%
----------------------------------------------------------
 Two Covered Persons
 (Age 64 and Younger)                  3.5%        3.5%
----------------------------------------------------------
 Two Covered Persons
 (Age 65 and Older)                    4.5%        4.5%
----------------------------------------------------------


SUNAMERICA INCOME BUILDER

----------------------------------------------------------------------
                           INCOME OPTION 1         INCOME OPTION 2
      NUMBER OF         ----------------------------------------------
   COVERED PERSONS       MAXIMUM    PROTECTED    MAXIMUM    PROTECTED
      AND AGE OF         ANNUAL      INCOME      ANNUAL       INCOME
    COVERED PERSON     WITHDRAWAL    PAYMENT   WITHDRAWAL    PAYMENT
 AT FIRST WITHDRAWAL*  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE
----------------------------------------------------------------------
 One Covered Person
 (Age 64 and Younger)      5.5%       3.0%**       5.5%        3.0%**
----------------------------------------------------------------------
 One Covered Person
 (Age 65 and Older)        5.5%       4.0%         6.5%        3.0%
----------------------------------------------------------------------
 Two Covered Persons
 (Age 64 and Younger)      5.0%       3.0%***      5.0%        3.0%***
----------------------------------------------------------------------
 Two Covered Persons
 (Age 65 and Older)        5.0%       4.0%         6.0%        3.0%
----------------------------------------------------------------------


     * If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of Two Covered Persons.

    ** If One Covered Person is elected, the Protected Income Payment Percentage is 4.0% if the Income Base is increased to a new highest Anniversary Value on or after the Covered Person's 65th birthday.

   *** If Two Covered Persons are elected, the Protected Income Payment
       Percentage is 4.0% if the Income Base is increased to a new highest

       Anniversary Value on or after the younger Covered Person's 65th birthday.

Under the question, "ARE THERE INVESTMENT REQUIREMENTS IF I ELECT SUNAMERICA INCOME PLUS OR SUNAMERICA INCOME BUILDER?" the investment requirements under SunAmerica Income Plus or SunAmerica Income Builder are as follows:

Are there investment requirements if I elect SunAmerica Income Plus or SunAmerica Income Builder?

Yes. We will allocate 10% of every Purchase Payment and Continuation Contribution, if any, to a Fixed Account ("Secure Value Account"). The Secure Value Account is only available for investment for contracts with election of SunAmerica Income Plus or SunAmerica Income Builder. The crediting interest rate on amounts allocated to the Secure Value Account will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the Living Benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. The remaining 90% of every Purchase Payment and Continuation Contribution, if any (the "Flexible Allocation"), must be allocated by you in accordance with the investment requirements outlined below. As a result, there is a risk that the overall return of 90% of every Purchase Payment and Continuation Contribution may not be as high as the overall return of the entire Purchase Payment and Continuation Contribution invested in the Flexible Allocation.

Your Flexible Allocation must comply with the investment requirements in one of four ways.

FLEXIBLE ALLOCATION -- CHECK-THE-BOX OPTIONS 1-3

After investing 10% in the Secure Value Account, the remaining 90% of Purchase Payments can be invested in accordance with Option 1, 2 or 3:


------------------------------------------------------------------------------
---------------- -------------------------------------------------------------
 Option 1         Invest in one of three available Polaris Portfolio Allocator
                  Models:
                    Model 1, Model 2 or Model 3
                  or
                  Invest in one of three available 50%-50% Combination Models:
                    Model 1, Model 2 or Model 3
 Option 2         Invest in one or more of the following balanced Variable
                  Portfolios:
                    American Funds Asset Allocation SAST
                    Asset Allocation
                    Balanced
                    Franklin Income VIP Fund
                    Managed Allocation Balanced
                    Managed Allocation Moderate
                    Managed Allocation Moderate Growth
                    MFS Total Return
                    SunAmerica Dynamic Allocation Portfolio
                    SunAmerica Dynamic Strategy Portfolio
---------------- -------------------------------------------------------------
 Option 3         Invest in the Cash Management Variable Portfolio
---------------- -------------------------------------------------------------



FLEXIBLE ALLOCATION -- BUILD-YOUR-OWN OPTION 4

After investing 10% in the Secure Value Account, the remaining 90% of Purchase Payments can be invested among the Variable Portfolios and available Fixed Accounts, as follows:


------------------------------------------------------------------------------------
     INVESTMENT            INVESTMENT                  VARIABLE PORTFOLIOS
        GROUP              REQUIREMENT                AND/OR FIXED ACCOUNTS
------------------------------------------------------------------------------------
 A. BOND, CASH AND         Minimum 20%      Cash Management
    FIXED                  Maximum 90%      Corporate Bond
    ACCOUNTS                                Global Bond
                                            Government and Quality Bond
                                            Real Return
                                            Total Return Bond

                                            DCA FIXED ACCOUNTS*
                                            6-Month DCA
                                            1-Year DCA
                                            2-Year DCA

                                            FIXED ACCOUNTS
                                            1-Year Fixed (if available)
------------------------------------------------------------------------------------
 B. EQUITY                 Minimum 0%       Aggressive Growth
                           Maximum 70%      Alliance Growth
                                            American Funds Asset Allocation SAST
                                            American Funds Global Growth SAST
                                            American Funds Growth SAST
                                            American Funds Growth-Income SAST
                                            Asset Allocation
                                            Balanced
                                            Blue Chip Growth
                                            Capital Appreciation
                                            Davis Venture Value
                                            "Dogs" of Wall Street
                                            Equity Opportunities
                                            Foreign Value
                                            Franklin Founding Funds Allocation
                                              VIP Fund
                                            Franklin Income VIP Fund
                                            Fundamental Growth
                                            Global Equities
                                            Growth
                                            Growth-Income
                                            High-Yield Bond
                                            International Diversified Equities
                                            International Growth and Income
                                            Invesco V.I. American Franchise Fund,
                                              Series II Shares
                                            Invesco V.I. Comstock Fund, Series II
                                              Shares
                                            Invesco V.I. Growth and Income Fund,
                                              Series II Shares
                                            Lord Abbett Growth and Income
                                            Managed Allocation Balanced
                                            Managed Allocation Growth
                                            Managed Allocation Moderate
                                            Managed Allocation Moderate Growth
                                            Marsico Focused Growth
                                            MFS Massachusetts Investors Trust
                                            MFS Total Return
                                            Small & Mid Cap Value
                                            SunAmerica Dynamic Allocation Portfolio
                                            SunAmerica Dynamic Strategy Portfolio
                                            Telecom Utility
------------------------------------------------------------------------------------
 C. LIMITED EQUITY         Minimum 0%       Capital Growth
                           Maximum 10%      Emerging Markets
                                            Growth Opportunities
                                            Mid-Cap Growth
                                            Natural Resources
                                            Protected Asset Allocation SAST
                                              Portfolio
                                            Real Estate
                                            Small Company Value
                                            Technology
------------------------------------------------------------------------------------



* You may use a DCA Fixed Account to invest your target allocations in accordance with the investment requirements.

Under the question, "WHAT IS THE FEE FOR SUNAMERICA INCOME PLUS OR SUNAMERICA INCOME BUILDER?" the fee for SunAmerica Income Plus or SunAmerica Income Builder is as follows:

What is the fee for SunAmerica Income Plus and SunAmerica Income Builder?

The fee for SunAmerica Income Plus and SunAmerica Income Builder is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. In New York, Oregon, Texas and Washington, the fee will be deducted pro-rata from Variable Portfolios only. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:

----------------------------------------------------------------------------
                                                                   MAXIMUM
                                                                 ANNUALIZED
                                                                  FEE RATE
                                                                 DECREASE OR
                                                                  INCREASE
                         INITIAL       MAXIMUM       MINIMUM        EACH
      NUMBER OF        ANNUAL FEE    ANNUAL FEE    ANNUAL FEE      BENEFIT
   COVERED PERSONS        RATE          RATE          RATE        QUARTER*
----------------------------------------------------------------------------
 One Covered Person       1.10%         2.20%         0.60%       +/-0.25%
----------------------------------------------------------------------------
 Two Covered Persons      1.35%         2.70%         0.60%       +/-0.25%
----------------------------------------------------------------------------


* The quarterly fee rate will not decrease or increase by more than 0.0625% each quarter (0.25% / 4).

The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above. Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract.

Since the fee rate is assessed against the Income Base, an increase in the Income Base due to the addition of to an Income Credit, attaining a higher Anniversary Value or the addition of subsequent Eligible Purchase Payments, will result in an increase to the amount of the fee you pay, assuming that the annual fee rate has not decreased as described above. Please note that this means the addition of an Income Credit will lead to paying a higher fee in any given period than without the addition of the Income Credit, and in certain instances, the value of the Income Credit may be more than offset by the amount of the fee. You will be assessed a non-refundable fee each quarter regardless of whether or not you take any withdrawals.

If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.

MARKETLOCK FOR LIFE

MarketLock For Life is no longer available for election. If your contract was issued prior to January 23, 2012 and you elected the MarketLock For Life living benefit, the following provisions apply.

How does MarketLock For Life work?

MarketLock For Life locks in the highest contract anniversary value in determining the Income Base. The Income Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which may be taken in a series of withdrawals. A new Income Base is automatically locked in on each Benefit Year anniversary during the Income Base Evaluation Period (initially, the first 5 years) following the Effective Date.

You may elect to extend the Income Base Evaluation Period for additional periods. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 5 YEARS?" BELOW.

What determines the amount I can receive each year?

The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the table below.

ONE COVERED PERSON

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

------------------------------------------------------------------------
                                                       MAXIMUM ANNUAL
           AGE OF THE COVERED PERSON AT                  WITHDRAWAL
             TIME OF FIRST WITHDRAWAL                    PERCENTAGE
------------------------------------------------------------------------
    At least age 45 but prior to 65th birthday        4% of Income Base
------------------------------------------------------------------------
    At least age 65 but prior to 76th birthday        5% of Income Base
------------------------------------------------------------------------
             On or after 76th birthday                6% of Income Base
------------------------------------------------------------------------


TWO COVERED PERSONS

If the feature is elected to cover two lives, the following is applicable:

------------------------------------------------------------------------
  AGE OF THE YOUNGER COVERED PERSON OR SURVIVING       MAXIMUM ANNUAL
                 COVERED PERSON AT                       WITHDRAWAL
             TIME OF FIRST WITHDRAWAL                    PERCENTAGE
------------------------------------------------------------------------
    At least age 45 but prior to 65th birthday        4% of Income Base
------------------------------------------------------------------------
    At least age 65 but prior to 76th birthday      4.75% of Income Base
------------------------------------------------------------------------
             On or after 76th birthday              5.75% of Income Base
------------------------------------------------------------------------


Are there investment requirements if I elect MarketLock For Life?

As long as you have not elected to cancel the feature, we require that you allocate your investments in accordance with the investment requirements listed below.

INVESTMENT REQUIREMENTS

You may comply with investment requirements by allocating your investments in one of four ways or if using a DCA Fixed Account or a DCA Program, by indicating your target allocations, in one of four ways:


------------------------------------------------------------------------------
------------------------------------------------------------------------------
 1                Invest in one of three available Polaris Portfolio Allocator
                  Models:
                    Model 1, Model 2 or Model 3
                  or
                  Invest in one of three available 50%-50% Combination Models:
                    Model 1, Model 2 or Model 3

------------------------------------------------------------------------------
 2                Invest in one or more of the following balanced Variable
                  Portfolios:
                    American Funds Asset Allocation SAST
                    Asset Allocation
                    Balanced
                    Franklin Income VIP Fund
                    Managed Allocation Balanced
                    Managed Allocation Moderate
                    Managed Allocation Moderate Growth
                    MFS Total Return
                    SunAmerica Dynamic Allocation Portfolio
                    SunAmerica Dynamic Strategy Portfolio
------------------------------------------------------------------------------
 3                Invest in the Cash Management Variable Portfolio
------------------------------------------------------------------------------
 4                In accordance with the requirements outlined in the table
                  below:
------------------------------------------------------------------------------

------------------------------------------------------------------------------------
     INVESTMENT            INVESTMENT                  VARIABLE PORTFOLIOS
        GROUP              REQUIREMENT                AND/OR FIXED ACCOUNTS
------------------------------------------------------------------------------------
 A. BOND, CASH AND         Minimum 20%      Cash Management
    FIXED                  Maximum 90%      Corporate Bond
    ACCOUNTS                                Global Bond
                                            Government and Quality Bond
                                            Real Return
                                            Total Return Bond

                                            DCA FIXED ACCOUNTS*
                                            6-Month DCA
                                            1-Year DCA
                                            2-Year DCA

                                            FIXED ACCOUNTS
                                            1-Year Fixed (if available)
------------------------------------------------------------------------------------
 B. EQUITY                 Minimum 0%       Aggressive Growth
                           Maximum 70%      Alliance Growth
                                            American Funds Asset Allocation SAST
                                            American Funds Global Growth SAST
                                            American Funds Growth SAST
                                            American Funds Growth-Income SAST
                                            Asset Allocation
                                            Balanced
                                            Blue Chip Growth
                                            Capital Appreciation
                                            Davis Venture Value
                                            "Dogs" of Wall Street
                                            Equity Opportunities
                                            Foreign Value
                                            Franklin Founding Funds Allocation
                                              VIP Fund
                                            Franklin Income VIP Fund
                                            Fundamental Growth
                                            Global Equities
                                            Growth
                                            Growth-Income
                                            High-Yield Bond
                                            International Diversified Equities
                                            International Growth and Income
                                            Invesco V.I. American Franchise Fund,
                                              Series II Shares
                                            Invesco V.I. Comstock Fund, Series II
                                              Shares
                                            Invesco V.I. Growth and Income Fund,
                                              Series II Shares
                                            Lord Abbett Growth and Income
                                            Managed Allocation Balanced
                                            Managed Allocation Growth
                                            Managed Allocation Moderate
                                            Managed Allocation Moderate Growth
                                            Marsico Focused Growth
                                            MFS Massachusetts Investors Trust
                                            MFS Total Return
                                            Small & Mid Cap Value
                                            SunAmerica Dynamic Allocation Portfolio
                                            SunAmerica Dynamic Strategy Portfolio
                                            Telecom Utility
------------------------------------------------------------------------------------
 C. LIMITED EQUITY         Minimum 0%       Capital Growth
                           Maximum 10%      Emerging Markets
                                            Growth Opportunities
                                            Mid-Cap Growth
                                            Natural Resources
                                            Real Estate
                                            Small Company Value
                                            Technology
------------------------------------------------------------------------------------



* You may use a DCA Fixed Account to invest your target allocations in accordance with the investment requirements.

The investment requirements may reduce the need to rely on the guarantees provided by this Living Benefit because they allocate your investment across asset classes and potentially limit market volatility. As a result, you may have better or worse investment returns by allocating your investments more aggressively. We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations of the investment options.

Your allocation instructions for the amount not invested in the Secure Value Account accompanying any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, in order for your application or subsequent Purchase Payment(s) allocation instructions to be considered in Good Order. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.

REBALANCING AND INVESTMENT REQUIREMENTS

We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.

Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer ("Default Rebalancing Instructions") which will replace any previous rebalancing instructions you may have provided.

If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center. PLEASE SEE AUTOMATIC ASSET REBALANCING PROGRAM IN THE PROSPECTUS.

What are the factors used to calculate MarketLock For Life?

The benefit offered by MarketLock For Life is calculated by considering the factors described below.

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any Payment Enhancements, if applicable. However, Payment Enhancements, if applicable, are included in the calculation of Anniversary Value. It is important to note that only Purchase Payments made during the first 5 contract years are taken into consideration in determining the Eligible Purchase Payments. If you anticipate that you will be making Purchase Payments after the first 5 contract years, you should know that those Purchase Payments will not be included in the calculation of the Eligible Purchase Payments.

ELIGIBLE PURCHASE PAYMENTS

------------------------------------------------------------------------------
    FIRST CONTRACT YEAR                  SUBSEQUENT CONTRACT YEARS
------------------------------------------------------------------------------
 100% of Purchase Payments  Purchase Payments received in contract years 2-5,
 Received                   capped at 100% of  Purchase Payments received in
                            the first contract year
------------------------------------------------------------------------------


SECOND, we consider the INCOME BASE EVALUATION PERIOD. The Income Base Evaluation Period begins on the Effective Date and ends 5 years later. At the end of the Income Base Evaluation Period, you may contact us to extend the Income Base Evaluation Period. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 5 YEARS?" BELOW.

THIRD, we determine the ANNIVERSARY VALUE which equals your contract value on any Benefit Anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; and
(2) Eligible Purchase Payments.

FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. The Income Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage.

FINALLY, we determine the EXCESS WITHDRAWALS.

How can the Income Base be increased?

On each Benefit Year Anniversary during the Income Base Evaluation Period, the Income Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Income Base.

Increases to your Income Base occur on Benefit Year Anniversaries as described above. However, Eligible Purchase Payments can increase your Income Base at the time they are received. SINCE HIGHEST ANNIVERSARY VALUES ARE DETERMINED ONLY ON THE BENEFIT YEAR ANNIVERSARIES, YOUR INCOME BASE WILL NOT INCREASE IF YOUR CONTRACT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT YEAR ANNIVERSARIES.

What is the fee for MarketLock For Life?

The fee for MarketLock For Life is calculated as a percentage of the Income Base and deducted quarterly from your contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. In New York, Oregon, Texas and Washington, the fee will be deducted pro-rata from Variable Portfolios only. The fee depends on whether you elect to cover one life or two lives. The fee is as follows:

--------------------------------------------------------
         NUMBER OF
      COVERED PERSONS              ANNUAL FEE RATE
--------------------------------------------------------
 For One Covered Person          0.70% of Income Base
--------------------------------------------------------
 For Two Covered Persons         0.95% of Income Base
--------------------------------------------------------


An increase in the Income Base due to an adjustment to a higher Anniversary Value, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee of the feature may change at the time of extension and may be different than when you initially elected the feature.

If your contract value falls to zero before the feature has been terminated, fees will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the feature is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata charge is calculated by multiplying the fee by the number of days between the date the prior fee was last assessed and the date of surrender divided by the number of days between the prior and the next Benefit Quarter Anniversaries.

What are the effects of withdrawals on MarketLock For Life?

The Maximum Annual Withdrawal Amount and the Income Base may change over time as a result of the timing and amount of withdrawals.

Withdrawals during a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals. Excess Withdrawals may significantly reduce the value of or terminate the feature.

The impact of withdrawals and the effect on each component of MarketLock For Life are further explained below:

     INCOME BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base will be reduced for those withdrawals.

     For each Excess Withdrawal taken, the Income Base is reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base could be more or less than a dollar-for-dollar reduction.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under "WHAT ARE THE FACTORS USED TO CALCULATE MARKETLOCK FOR LIFE?").

If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount will be available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

All withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may impact other provisions of your contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge.

Can I extend the Income Base Evaluation Period beyond 5 years?

After the initial Income Base Evaluation Period, you may elect to extend the Income Base Evaluation Period for an additional 5 year period, as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension").

After election of the First Extension, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of each Income Base Evaluation Period you elect to extend, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form at least 60 days prior to the end of each Income Base Evaluation Period. If you elect to extend the feature, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than the end of the current Income Base Evaluation Period.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above, will not increase by more than 0.25% at the time of First Extension.

If you do not elect the First Extension, Subsequent Extensions are no longer available for election and the Income Base will not be adjusted for higher Anniversary Values on subsequent Benefit Year Anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. We also reserve the right to modify MarketLock For Life at the time of extension for existing contracts as indicated above.

ALL REFERENCES TO "LIVING BENEFIT" BELOW REFER TO MARKETLOCK FOR LIFE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
When and how may I elect a Living Benefit?


You may elect a Living Benefit at the time of contract issue (the "Benefit Effective Date"). You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse, the "Covered Person(s)." If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect the Living Benefit, the Covered Persons must meet the age requirements. The age requirements vary depending on the type of contract and the number of Covered Persons. The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirements for those features in order to elect them.


POLARIS INCOME PLUS -
IF YOU ELECT ONE COVERED PERSON:


---------------------------------------------------------------------
                                       COVERED PERSON
                       ----------------------------------------------
                        MINIMUM AGE              MAXIMUM AGE
---------------------------------------------------------------------
      One Owner              45                      80
---------------------------------------------------------------------
   Joint Owners(1)           45                      80
---------------------------------------------------------------------



POLARIS INCOME PLUS -
IF YOU ELECT TWO COVERED PERSONS:



----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                        MINIMUM AGE      MAXIMUM AGE      MINIMUM AGE      MAXIMUM AGE
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
   Joint Owners(2)           45               80               45               85
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
      One Owner
    with Spousal             45               80               45             N/A(3)
     Beneficiary
----------------------------------------------------------------------------------------
     QUALIFIED:
      One Owner
    with Spousal             45               80               45             N/A(3)
     Beneficiary
----------------------------------------------------------------------------------------




POLARIS INCOME BUILDER -
IF YOU ELECT ONE COVERED PERSON:


---------------------------------------------------------------------
                                       COVERED PERSON
                       ----------------------------------------------
                        MINIMUM AGE              MAXIMUM AGE
---------------------------------------------------------------------
      One Owner              65                      80
---------------------------------------------------------------------
   Joint Owners(1)           65                      80
---------------------------------------------------------------------



POLARIS INCOME BUILDER -
IF YOU ELECT TWO COVERED PERSONS:



----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                        MINIMUM AGE      MAXIMUM AGE      MINIMUM AGE      MAXIMUM AGE
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
   Joint Owners(2)           65               80               65               85
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
      One Owner
    with Spousal             65               80               65             N/A(3)
     Beneficiary
----------------------------------------------------------------------------------------
     QUALIFIED:
      One Owner
    with Spousal             65               80               65             N/A(3)
     Beneficiary
----------------------------------------------------------------------------------------



(1) Based on the age of the older Owner.


(2) Based on the age of the younger Joint Owner.



(3) The age requirement is based solely on the single owner for purposes of issuing the contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.


If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?

As the original owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal.

Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount will be considered an Excess Withdrawal. IF YOU MUST TAKE RMD FROM THIS CONTRACT AND WANT TO ENSURE THAT THESE WITHDRAWALS ARE NOT CONSIDERED EXCESS WITHDRAWALS, YOUR WITHDRAWALS MUST BE SET UP ON THE SYSTEMATIC WITHDRAWAL PROGRAM FOR RMDS ADMINISTERED BY OUR ANNUITY SERVICE CENTER.

We will provide RMD favorable treatment, once each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by us. Therefore, if you are transferring from another company and are already 70 1/2, you should take the current tax year's RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning 70 1/2, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of age 70 1/2, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.

What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person?

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

     2. Continue the contract if the contract value is greater than zero, without the Living Benefit and its corresponding fee.

What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons?

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

     2. Continue the contract with the Living Benefit and its corresponding fee.

The components of the Living Benefit in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken.

If spousal continuation occurs during the Income Base Evaluation Period, the Continuing Spouse will continue to receive any increases to the Income Base for the duration of the Income Base Evaluation Period, while the contract value is greater than zero. The Continuing Spouse will also be eligible to elect to extend the Income Base Evaluation Period, upon expiration of the applicable period.

Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit.

What happens to my Living Benefit upon the Latest Annuity Date?

If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you begin the Income Phase and therefore, you must select one of the following annuity income options:

     1. Annuitize the contract value under the contract's annuity provisions (please see ANNUITY INCOME OPTIONS in the prospectus); or

     2. Annuitize the contract and elect to receive the current Maximum Annual Withdrawal Amount as of the Latest Annuity Date divided equally on a monthly, quarterly, semi-annual or annual frequency, as selected by you; or,

     3. Any annuity income option mutually agreeable between you and us.

Once you begin the Income Phase by electing one of the annuity income payment options above, the Income Base will no longer be adjusted either for highest Anniversary Values or additional Income Credits. If you do not elect an option listed above, on the Latest Annuity Date, we will annuitize the contract value in accordance with Option 2 above.

Can I elect to cancel my Living Benefit?

The Living Benefit may not be cancelled by you prior to the 5th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.

--------------------------------------------------------
    CANCELLATION REQUEST
          RECEIVED           CANCELLATION EFFECTIVE DATE
--------------------------------------------------------
 Years 1-5                   5th Benefit Year
                             Anniversary
--------------------------------------------------------
 Years 6-10                  10th Benefit Year
                             Anniversary
--------------------------------------------------------
 Years 10+                   Benefit Year Anniversary
                             following the receipt of
                             the cancellation request
--------------------------------------------------------


Once cancellation is effective, the guarantees under the Living Benefit are terminated. In addition, the investment requirements for the Living Benefit will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation. If you cancelled MarketLock For Life, you may not extend the Income Base Evaluation Period.

If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. After the cancellation effective date of the Living Benefit, there will be one final fee applicable to the Benefit Year in which the cancellation occurs, on the Benefit Year Anniversary. Thereafter, the fee will no longer be charged.

If you cancelled MarketLock For Life, the surviving Covered Person may not extend the Income Base Evaluation Period. The surviving Covered Person may no longer re-elect or reinstate the Living Benefit after cancellation.

Are there circumstances under which my Living Benefit will be automatically cancelled?

The Living Benefit will automatically be cancelled upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Termination or surrender of the contract; or

     3. A death benefit is paid resulting in the contract being terminated; or

     4. An Excess Withdrawal that reduces the contract value and Income Base to zero; or

     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or

     6. A change that removes all Covered Persons from the contract except as noted below and under "ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS? below"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?

Under any of the following circumstances, the Living Benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

     2. The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.

Under these circumstances, the fee for the Living Benefit based on two Covered Persons will continue to be charged and the guaranteed withdrawals based on two Covered Persons are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the Living Benefit as described under "CAN I ELECT TO CANCEL MY LIVING BENEFIT?" above.

Any amounts that we may pay under the feature in excess of your contract value are subject to the Company's financial strength and claims-paying ability.

MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS

The MarketLock Income Plus and MarketLock For Life Plus living benefits described below are no longer available for election. The MarketLock Income Plus living benefit may vary depending on when you purchased your contract, please see details below. The MarketLock For Life Plus living benefit may vary depending on the option you elected when you purchased your contract, please see details below.

MarketLock Income Plus and MarketLock For Life Plus are optional guaranteed minimum withdrawal features, available for an additional fee. The features are designed to help you create a guaranteed income stream that may last as long as you live, or as long as you or your spouse live, even if the entire value of your contract has been reduced to zero, provided withdrawals taken are within the parameters of the feature elected. These features may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. You may not need to rely on the feature as its value is dependent on your contract's performance, your withdrawal activity and your longevity.

MarketLock Income Plus and MarketLock For Life Plus offer guaranteed lifetime income plus the opportunity to lock in the greater of investment gains or an annual Income Credit (previously referred to as "Bonus").

These features may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The features guarantee that only certain Purchase Payments received during the contract's first five years are included in the Income Base (previously referred to as "Benefit Base").

Please remember that all withdrawals, including withdrawals taken under these features, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under these features will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if withdrawals taken are in excess of the Maximum Annual Withdrawal Amount, as defined below. The sum of withdrawals in any contract year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge.

In addition, any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you must take required minimum distributions and want to ensure that these withdrawals are not considered Excess Withdrawals, as defined below, your distributions must be set up on the automated monthly minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

These optional Living Benefits are designed for individuals and spouses. Thus, if a contract is owned by non-spousal joint Owners, Domestic Partners or Same-Sex Spouses who jointly own a contract and either Owner dies, the surviving Owner must make an election in accordance with the death benefit provisions of the contract in compliance with the IRC, which terminates the Living Benefit. Accordingly, the surviving Owner may not receive the full benefit of the Living Benefit.

You may have elected MarketLock Income Plus or any of the MarketLock For Life Plus options and you may have elected to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under the features as the "Covered Person(s)." If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect one of these features, Covered Persons must have met the age requirement. The age requirement varies depending on the type of contract you purchased, when the contract was issued(1) and the number of Covered Persons. The tables below provide the age requirements for the features.

IF YOU ELECTED ONE COVERED PERSON(1):

------------------------------------------------------------------------------------
                                                        COVERED PERSON
                                           -----------------------------------------
                                                 MINIMUM               MAXIMUM
                                                   AGE                 AGE(2)
------------------------------------------------------------------------------------
                One Owner                          45                    80
------------------------------------------------------------------------------------
              Joint Owners
   (based on the age of the older Owner)           45                    80
------------------------------------------------------------------------------------


IF YOU ELECTED TWO COVERED PERSONS(1):


----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                          MINIMUM          MAXIMUM          MINIMUM          MAXIMUM
                            AGE             AGE(2)            AGE             AGE(2)
----------------------------------------------------------------------------------------
    NON-QUALIFIED:
     Joint Owners            45               80               45               85
----------------------------------------------------------------------------------------
    NON-QUALIFIED:
    One Owner with
       Spousal               45               80               45             N/A(3)
     Beneficiary
----------------------------------------------------------------------------------------
      QUALIFIED:
    One Owner with
       Spousal               45               80               45             N/A(3)
     Beneficiary
----------------------------------------------------------------------------------------


(1) If you elected MarketLock For Life Plus +6% Option and you purchased your contract prior to November 19, 2007, references to age 45 above are replaced with age 50 and references to age 80 above are replaced with age 75. References to age 85 remain unchanged.

(2) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(3) The age requirement is based solely on the single owner for purposes of issuing the contract with the feature. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

How do MarketLock Income Plus and MarketLock For Life Plus work?

MarketLock Income Plus and MarketLock For Life Plus lock-in the greater of two values in determining the Income Base. The Income Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which may be taken in a series of withdrawals. Each consecutive one-year period starting from the Effective Date is considered a Benefit Year. A new Income Base is automatically locked in on each Benefit Year anniversary during the Income Base Evaluation Period (initially, the first 5 years if you elected MarketLock Income Plus, the first 5 years if you elected MarketLock For Life Plus on or after May 1, 2009 or the first 10 years if you elected MarketLock For Life Plus prior to May 1, 2009) following the Effective Date based on the greater of (1) the highest Anniversary Value, or (2) the Income Base increased by any available Income Credit, as defined below.

You may elect to extend the Income Base Evaluation Period and the Income Credit Period for additional periods. Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD?" below.

Is there an additional guarantee if I delay taking withdrawals?

Yes, depending on which feature you elect and when you elected the feature, there is an additional guarantee if you delay taking withdrawals.

If you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009 and you do not take any withdrawals before the 12th Benefit Year anniversary following the Effective Date, the Income Base will be increased to equal at least 200% of your first Benefit Year's Eligible Purchase Payments ("Minimum Income Base"). You do not need to elect extensions of the Income Base Evaluation Period in order to be eligible to receive the Minimum Income Base.

If you elected MarketLock Income Plus or MarketLock For Life Plus +7% prior to May 1, 2009 and you do not take any withdrawals before the 10th Benefit Year anniversary following the Effective Date, the Income Base will be increased to equal at least 200% or your first Benefit Year's Eligible Purchase Payments (Minimum Income Base"). You do not need to elect extensions of the Income Base

Evaluation Period in order to be eligible to receive the Minimum Income Base.

What determines the maximum amount of withdrawals I can withdraw each year?

The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year without reducing the Income Base and the Income Credit, if applicable. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the tables below and varies depending on the feature you elected and when your contract was issued.

ONE COVERED PERSON -- MARKETLOCK INCOME PLUS (CONTRACTS ISSUED ON OR AFTER
5/1/09)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
         Prior to 65th birthday                  4% of Income Base
------------------------------------------------------------------------
        On or after 65th birthday                5% of Income Base
------------------------------------------------------------------------


TWO COVERED PERSONS -- MARKETLOCK INCOME PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09)

If the feature is elected to cover two lives, the following is applicable:

------------------------------------------------------------------------
  AGE OF THE YOUNGER COVERED PERSON OR
       SURVIVING COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
         Prior to 65th birthday                  4% of Income Base
------------------------------------------------------------------------
        On or after 65th birthday              4.75% of Income Base
------------------------------------------------------------------------


ONE OR TWO COVERED PERSONS -- MARKETLOCK INCOME PLUS (CONTRACTS ISSUED BETWEEN 5/1/08 AND 4/30/09)

If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at the time of the first withdrawal is based on the age of the younger of the Two Covered Persons.

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
         Prior to 62nd birthday                  4% of Income Base
------------------------------------------------------------------------
        On or after 62nd birthday                5% of Income Base
------------------------------------------------------------------------


ONE COVERED PERSON -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
             At least age 45
        but prior to 65th birthday               4% of Income Base
------------------------------------------------------------------------
             At least age 65
        but prior to 76th birthday               5% of Income Base
------------------------------------------------------------------------
        On or after 76th birthday                6% of Income Base
------------------------------------------------------------------------


TWO COVERED PERSONS -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09)

If the feature is elected to cover two lives, the following is applicable:

------------------------------------------------------------------------
    AGE OF THE YOUNGER COVERED PERSON             MAXIMUM ANNUAL
       AT TIME OF FIRST WITHDRAWAL             WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
             At least age 45
        but prior to 65th birthday               4% of Income Base
------------------------------------------------------------------------
             At least age 65
        but prior to 76th birthday             4.75% of Income Base
------------------------------------------------------------------------
        On or after 76th birthday              5.75% of Income Base
------------------------------------------------------------------------


ONE OR TWO COVERED PERSONS -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED BETWEEN 7/30/07 AND 4/30/09)

If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age of the first withdrawal is based on the age of the younger of the Two Covered Persons.

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
       Prior to the 60th birthday                4% of Income Base
------------------------------------------------------------------------
  At least age 60 but prior to the 76th
                 birthday                        5% of Income Base
------------------------------------------------------------------------
      On or after the 76th birthday              6% of Income Base
------------------------------------------------------------------------


ONE OR TWO COVERED PERSONS -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED PRIOR TO 7/30/07)

If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at the time of the first withdrawal is based on the age of the younger of the Two Covered Persons.

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
------------------------------------------------------------------------
       Prior to the 65th birthday                4% of Income Base
------------------------------------------------------------------------
  At least age 65 but prior to the 76th
                 birthday                        5% of Income Base
------------------------------------------------------------------------
      On or after the 76th birthday              6% of Income Base
------------------------------------------------------------------------

As the original owner, or Continuing Spouse (with a joint life feature) electing to treat the annuity contract as their own, of a Qualified plan under this annuity contract, if you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on this contract and using the uniform lifetime table) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal (defined below). Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount (as clarified above) will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS?" below.

Are there investment requirements if I elect MarketLock Income Plus or MarketLock For Life Plus?

Yes, as long as you have not elected to cancel the feature, you must comply with investment requirements by allocating your investments as outlined below. You may also use a DCA Fixed Account to comply with investment requirements by setting up your DCA target allocations in accordance with the investment requirements outlined below.

MARKETLOCK INCOME PLUS (CONTRACTS ISSUED BETWEEN 5/1/08 AND 4/30/09) AND MARKETLOCK FOR LIFE PLUS +7% OPTION

     1. Invest 100% in the Cash Management Variable Portfolio; or

     2. Invest 100% in either Polaris Portfolio Allocator Model 1, 2 or 3, or 50%-50% Combination Model 1, 2 or 3; or

     3. Invest 100% in one or a combination of the following balanced Variable
        Portfolios: American Funds Asset Allocation SAST, Asset Allocation, Balanced, Franklin Income Securities Fund, Franklin Templeton VIP Founding Funds Allocation Fund, Managed Allocation Balanced, Managed Allocation Moderate, Managed Allocation Moderate Growth, MFS Total Return, SunAmerica Dynamic Allocation Portfolio and SunAmerica Dynamic Strategy Portfolio

MARKETLOCK INCOME PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09), MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09) AND MARKETLOCK FOR LIFE PLUS +6% OPTION (CONTRACTS ISSUED PRIOR TO 5/1/09)

     1. Invest 100% in the Cash Management Variable Portfolio; or

     2. Invest 100% in either Polaris Portfolio Allocator Model 1, 2 or 3, or 50%-50% Combination Model 1, 2 or 3; or

     3. Invest 100% in one or a combination of the following balanced Variable
        Portfolios: American Funds Asset Allocation SAST, Asset Allocation, Balanced, Franklin Income Securities Fund, Managed Allocation Balanced, Managed Allocation Moderate, Managed Allocation Moderate Growth, MFS Total Return, SunAmerica Dynamic Allocation Portfolio and SunAmerica Dynamic Strategy Portfolio; or

     4. Invest in accordance with the requirements outlined in the table below:


------------------------------------------------------------------------------------
     INVESTMENT            INVESTMENT                  VARIABLE PORTFOLIOS
        GROUP              REQUIREMENT                AND/OR FIXED ACCOUNTS
------------------------------------------------------------------------------------
 A. Bond, Cash and    Minimum 20%*          Cash Management
    Fixed Accounts    Maximum 100%          Corporate Bond
                                            Global Bond
                      *(30%, for            Government and Quality Bond
                      MarketLock Income     Real Return
                      Plus and MarketLock   Total Return Bond
                      For Life Plus issued
                      on or after 5/1/09)   DCA FIXED ACCOUNTS
                                            6-Month DCA
                                            1-Year DCA
                                            2-Year DCA

                                            FIXED ACCOUNTS
                                            1-Year Fixed (if available)
------------------------------------------------------------------------------------
 B. Equity Maximum    Minimum 0%            Aggressive Growth
                      Maximum 80%**         Alliance Growth
                                            American Fund Asset Allocation SAST
                      **(70%, for           American Funds Global Growth SAST
                      MarketLock Income     American Funds Growth SAST
                      Plus and MarketLock   American Funds Growth-Income SAST
                      For Life Plus issued  Asset Allocation
                      on or after 5/1/09)   Balanced
                                            Blue Chip Growth
                                            Capital Appreciation
                                            Davis Venture Value
                                            "Dogs" of Wall Street
                                            Equity Opportunities
                                            Foreign Value
                                            Franklin Founding Funds Allocation
                                              VIP Fund
                                            Franklin Income VIP Funds
                                            Fundamental Growth
                                            Global Equities
                                            Growth
                                            Growth-Income
                                            High-Yield Bond
                                            International Diversified Equities
                                            International Growth and Income
                                            Invesco V.I. American Franchise Fund,
                                             Series II Shares
                                            Invesco V.I. Comstock Fund, Series II
                                             Shares
                                            Invesco V.I. Growth and Income Fund,
                                             Series II Shares
                                            Lord Abbett Growth and Income
                                            Managed Allocation Balanced
                                            Managed Allocation Growth
                                            Managed Allocation Moderate
                                            Managed Allocation Moderate Growth
                                            Marsico Focused Growth
                                            MFS Massachusetts Investors Trust
                                            MFS Total Return
                                            Small & Mid Cap Value
                                            SunAmerica Dynamic Allocation Portfolio
                                            SunAmerica Dynamic Strategy Portfolio
                                            Telecom Utility
------------------------------------------------------------------------------------
 C. Limited Equity    Minimum 0%            Capital Growth
                      Maximum 20%***        Emerging Markets
                                            Growth Opportunities
                      ***(10%, for          Mid-Cap Growth
                      MarketLock Income     Natural Resources
                      Plus and MarketLock   Real Estate
                      For Life Plus issued  Small Company Value
                      on or after 5/1/09)   Technology
------------------------------------------------------------------------------------



If we offer additional allocations that comply with investment requirements in the future we will give you the opportunity to allocate your investments accordingly.

Your allocation instructions accompanying any Purchase Payment as well as target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, in order for your subsequent Purchase Payment(s) to be considered in Good Order. We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these restrictions. Quarterly rebalancing will ensure that your allocations will continue to comply with the investment requirements for this feature. In addition to quarterly rebalancing, we will initiate rebalancing in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file, after any of the following transactions:

     - any transfer or reallocation you initiate; or

     - any withdrawal you initiate.

Automatic transfers and/or systematic withdrawals will not result in rebalancing. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or 1-year Fixed Account, if available, resulting from your transfer ("Default Rebalancing Instructions"). If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.

We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent that Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations promptly.

How are the components for MarketLock Income Plus and MarketLock For Life Plus calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:

     1. 100% of Purchase Payments received during the first contract year; and

     2. Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Purchase Payments received in year 1. This means that if you made a $100,000 Purchase Payment in year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments.

Any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any Payment Enhancements and/or spousal continuation contributions, if applicable; however, Payment Enhancements and/or spousal continuation contributions are included in the calculation of Anniversary Values, as defined below. Total Eligible Purchase Payments are limited to $1,500,000 without our prior Company approval.

SECOND, we consider the INCOME CREDIT PERIOD and the INCOME BASE EVALUATION PERIOD. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Base Evaluation Period is the period of time over which we consider Anniversary Values and if applicable and greater, the Income Base plus any available Income Credit during the Income Credit Period. The initial Income Credit Period and the initial Income Base Evaluation Period begin on the Effective Date and end 5 years later if you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009 (10 years later if you elected MarketLock For Life Plus prior to May 1, 2009). Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD?" below.

THIRD, we determine the ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Base is the contract value on the Effective Date. The Income Base is increased by each subsequent Eligible Purchase Payment, less proportionate adjustments for Excess Withdrawals, as defined below. On each Benefit Year anniversary, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit as defined below. Please see "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE IN INCREASED?" and "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS?" below.

FIFTH, we determine the INCOME CREDIT BASE which is used solely as a basis for calculating the Income Credit during an Income Credit Period. The initial Income Credit Base is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Credit Base is the contract value on the Effective Date. The Income Credit Base is increased by each subsequent Eligible Purchase Payment less proportionate adjustments for Excess Withdrawals, as defined below. Please see "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE INCREASED?" below.

SIXTH, we determine the INCOME CREDIT which varies by feature as outlined in the table below and is an amount equal to a percentage ("Income Credit Percentage") of the Income Credit Base, on each Benefit Year anniversary. If you elected MarketLock Income Plus and you take withdrawals in a Benefit Year that are less than or equal to the Maximum Annual Withdrawal Amount, the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Income Base, prior to determining the Income Base for the next Benefit Year. If you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit is equal to zero. If you elected MarketLock For Life Plus, the Income Credit may only be added to the Income Base if no withdrawals are taken in a Benefit Year.

------------------------------------------------------------------------
       FEATURE                     INCOME CREDIT PERCENTAGE
------------------------------------------------------------------------
  MarketLock Income      6% (reduced for withdrawals up to the Maximum
         Plus                      Annual Withdrawal Amount)
   (contracts issued
      on or after
        5/1/09)
------------------------------------------------------------------------
  MarketLock Income      7% (reduced for withdrawals up to the Maximum
         Plus                      Annual Withdrawal Amount)
   (contracts issued
    between 5/1/08
     and 4/30/09)
------------------------------------------------------------------------
    MarketLock For          6% (0% in years withdrawals are taken)
       Life Plus
   (contracts issued
      on or after
        5/1/09)
------------------------------------------------------------------------
    MarketLock For          7% (0% in years withdrawals are taken)
     Life Plus +7%
        Option
------------------------------------------------------------------------
    MarketLock For          6% (0% in years withdrawals are taken)
    Life +6% Option
------------------------------------------------------------------------


SEVENTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year following the Effective Date without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above.

FINALLY, we determine the EXCESS WITHDRAWALS which are withdrawals in excess of the Maximum Annual Withdrawal Amount. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.

How can the Income Base and Income Credit Base be increased?

On each Benefit Year anniversary during an Income Base Evaluation Period, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit.

Maximum Anniversary Value equals the highest Anniversary Value on any Benefit Year anniversary occurring during an Income Base Evaluation Period. On each Benefit Year anniversary during an Income Base Evaluation Period, the Income Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than (a), (b), and (c), where:

     (a) is the cumulative Eligible Purchase Payments; and

     (b) is the current Income Base, increased by the Income Credit, if any; and

     (c) is all previous Anniversary Values during any Income Base Evaluation Period.

On each Benefit Year anniversary during the Income Credit Period, we determine the amount to which the Income Credit Base and/or the Income Base could increase. The components used to determine this amount are:

     (a) the Income Base calculated based on the maximum Anniversary Value; and

     (b) the current Income Base plus the Income Credit.

If (a) is greater than or equal to (b), the Income Credit Base and the Income Base are increased to the current Anniversary Value. If (b) is greater than (a), the Income Base is increased by the Income Credit and the Income Credit Base remains unchanged.

INCREASES TO YOUR INCOME BASE AND INCOME CREDIT BASE OCCUR ON BENEFIT YEAR ANNIVERSARIES AS DESCRIBED ABOVE. HOWEVER, ELIGIBLE PURCHASE PAYMENTS CAN INCREASE YOUR INCOME BASE AND INCOME CREDIT BASE AT THE TIME THEY ARE RECEIVED. YOUR INCOME BASE AND INCOME CREDIT BASE WILL NOT INCREASE EVEN IF YOUR CONTRACT VALUE ON DAYS OTHER THAN THE DAYS IN WHICH WE CONSIDER THE HIGHEST ANNIVERSARY VALUE WAS HIGHER.

The Income Base and Income Credit Base are increased each time subsequent Eligible Purchase Payments are made. The Income Credit Base also increases when the Income Base is increased as a result of a maximum Anniversary Value being achieved that is greater than both the current Income Base and all previous maximum Anniversary Values. The Income Credit Base is decreased each time an Excess Withdrawal is taken, in the same proportion by which the contract value is reduced by the Excess Withdrawal. The Income Base and Income Credit Base are not used in the calculation of the contract value or any other benefits under the contract.

The Income Base and Income Credit Base are adjusted each time an Excess Withdrawal is taken. Other than adjustments made for Excess Withdrawals, the Income Base and Income Credit Base can only be adjusted upwards, and subsequent lower Anniversary Values during the Income Base Evaluation Period will not result in a lower Income Base or lower Income Credit Base.

If you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009, the Income Base can also be increased to at least the Minimum Income Base on the 12th Benefit Year anniversary PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY. If you are eligible for the Minimum Income Base, the Income Base on the 12th Benefit Year anniversary is the greater of (a) and (b), where:

     (a) is the current Income Base, or if the First and Subsequent Extensions were elected, the Income Base calculated based on the maximum Anniversary Value; and

     (b) is the Minimum Income Base.

If you have elected MarketLock Income Plus or MarketLock For Life Plus +7% Option prior to May 1, 2009, the Income Base, and if applicable, the Income Credit Base, can also be increased to at least the Minimum Income Base on the 10th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY. If you are eligible for the Minimum Income Base, the Income Base on the 10th Benefit Year anniversary is the greatest of (a), (b) and (c), where:

     (a) is the current Income Base, or if extension was elected, the Income Base calculated based on the maximum Anniversary Value; and

     (b) is the current Income Base plus the Income Credit, if applicable; and

     (c) is the Minimum Income Base.

On your 10th Benefit Year anniversary, if you are eligible for the Minimum Income Base and for MarketLock Income Plus only, if the First Extension is elected, the Income Credit Base is the greatest of (a), (b) and (c), where:

     (a) is the Income Base calculated based on the maximum Anniversary Value;
         and

     (b) is the current Income Credit Base; and

     (c) is the Minimum Income Base.

How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?

INCREASES IN THE INCOME BASE
In any Benefit Year where Eligible Purchase Payments are allocated to your contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Income Base is increased on a Benefit Year anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage.

DECREASES IN THE INCOME BASE
Excess Withdrawals reduce Your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Please see "What are the effects of withdrawals on MarketLock Income Plus and MarketLock For Life Plus?" below. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previously calculated Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Income Base in that Benefit Year.

What are the effects of withdrawals on MarketLock Income Plus and MarketLock For Life Plus?

The Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary (10th Benefit Year anniversary if you elected MarketLock Income Plus or MarketLock For Life Plus +7% option prior to May 1, 2009), your Income Base, and if applicable, the Income Credit Base, is not eligible to be increased to the Minimum Income Base.

You may take withdrawals during a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount which will not reduce the Income Base or Income Credit Base, if applicable. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in any given year.

You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature. In addition, if you have elected MarketLock For Life Plus and you plan to take withdrawals in any year during the Income Credit Period, an Income Credit will not be added to your Income Base on that contract anniversary.

The impact of withdrawals and the effect on certain components of MarketLock Income Plus and MarketLock For Life Plus are further explained below:

     INCOME BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     Since Excess Withdrawals reduce the Income Credit Base, it will result in the reduction of the amount of the Income Credit available in subsequent Benefit Years during the Income Credit Period.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS CALCULATED?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

Please remember that all withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount.

What are the fees for MarketLock Income Plus and MarketLock For Life Plus?

The fee for each feature depends on whether you elect to cover one life or two lives and when you purchased your contract, as follows:

----------------------------------------------------------------------------------------------
                                                                             ANNUALIZED FEE
                                                          NUMBER OF         (CALCULATED AS A
                                                           COVERED          PERCENTAGE OF THE
                      FEATURE                              PERSONS            INCOME BASE)
----------------------------------------------------------------------------------------------
 MarketLock Income Plus (contracts issued on or              One                  1.10%
  after 5/1/09)                                              Two                  1.35%
----------------------------------------------------------------------------------------------
 MarketLock Income Plus (contracts issued between            One                  0.95%
  5/1/08 and 4/30/09)                                        Two                  1.20%
----------------------------------------------------------------------------------------------
 MarketLock For Life Plus (contracts issued on or            One                  0.95%
  after 5/1/09)                                              Two                  1.25%
----------------------------------------------------------------------------------------------
 MarketLock For Life Plus 7%                                 One                  0.75%
  Option                                                     Two                  1.00%
----------------------------------------------------------------------------------------------
 MarketLock For Life Plus 6%                                 One                  0.65%
  Option                                                     Two                  0.90%
----------------------------------------------------------------------------------------------


The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the feature. Once you elect a feature, you will be assessed a non-refundable fee regardless of whether or not you take any withdrawals and/or receive any lifetime annuity income payments under the feature.

For contracts issued in New York, Oregon, Texas and Washington, the entire fee will be deducted from the portion of your contract value allocated to the Variable Portfolios.

An increase in the Income Base due to an adjustment to a higher Anniversary Value, addition of an Income Credit, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee.

If your contract value falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a contract quarter. If the feature is still in effect while your contract value is greater than zero and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in that contract quarter.

Can I extend the Income Base Evaluation Period and Income Credit Period?

MARKETLOCK INCOME PLUS
Yes, after the initial Income Base Evaluation Period and initial Income Credit Period you may elect to extend both the Income Base Evaluation Period and Income Credit Period for two additional 5 year periods (one additional 5 year period if you elected MarketLock Income Plus on or after May 1, 2009), as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension and Second Extension").

After election of the First Extension and Second Extension, if applicable, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend only the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If your contract was issued on or after May 1, 2009 and you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91(st) birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of the initial Income Base Evaluation Period and initial Income Credit Period and prior to the end of each Evaluation Period, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of each evaluation period you extend. If you elect to extend the evaluation periods, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above will not increase by more than 0.25% at the time of First Extension.

If you do not elect the First Extension and the Second Extension, if applicable, Subsequent Extensions are no longer available for election and the Income Base and Income Credit Base, if applicable, will not be adjusted for higher Anniversary Values or Income Credits on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. If you have not taken any withdrawals prior to the 12th Benefit Year anniversary (10th Benefit Year anniversary if elected on or before May 1, 2009), your Income Base will be eligible to be increased to the Minimum Income Base even if you have not elected the First Extension.

MARKETLOCK FOR LIFE PLUS
Depending on when your contract was issued, you may be able to extend the initial Income Base Evaluation Period and the initial Income Credit Period.

IF YOUR CONTRACT WAS ISSUED BETWEEN MAY 1, 2008 AND APRIL 30, 2009, there is an option to extend only the Income Base Evaluation Period as long as the feature is in effect and the age of the Covered Person or younger of two Covered Persons is age 85 or younger at the time of extension. If you elect to extend the Income Base Evaluation Period, the Income Base can continue to be adjusted upward as described above on each anniversary during the new Income Base Evaluation Period which is a period of 5 years. However, you may not elect to extend the Income Credit period beyond the initial 10 years.

Prior to the end of the initial Income Base Evaluation Period and prior to the end of each evaluation period you elect to extend, we will notify you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of each evaluation period you extend. If you elect to extend the evaluation period, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature.

If you do not contact us at the end of each Income Base Evaluation Period to extend the Income Base Evaluation Period, an extension will no longer be available and the Income Base will not be adjusted for higher Anniversary Values on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future.

IF YOUR CONTRACT WAS ISSUED ON OR AFTER MAY 1, 2009, you may elect to extend both the Income Base Evaluation Period and Income Credit Period for an additional 5 year period after the end of the initial Income Base Evaluation Period and initial Income Credit Period, as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension").

After election of the First Extension, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend only the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of the initial Income Base Evaluation Period and initial Income Credit Period, and prior to the end of each Income Base Evaluation Period you elect to extend thereafter, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form at least 60 days prior to the end of each evaluation period. If you elect to extend the evaluation period, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than the end of the current evaluation period.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above, will not increase by more than 0.25% at the time of First Extension.

If you do not elect the First Extension, Subsequent Extensions are not available for election and the Income Base will not be adjusted for higher Anniversary Values on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. If you have not taken any withdrawals prior to the 12th Benefit Year anniversary, your Income Base will be eligible to be increased to the Minimum Income Base even if you have not elected the First Extension.

What happens if the contract value is reduced to zero while my Living Benefit is still in effect?

All withdrawals from the contract, including withdrawals under these features, will reduce your contract value. Unfavorable investment experience may also reduce your contract value. If the contract value is reduced to zero but the Income Base is greater than zero, we will continue to pay guaranteed payments under the terms of the Living Benefit over the lifetime of the Covered Person(s); however, the Income Base is no longer eligible to be increased.

However, if at any time an Excess Withdrawal(s) reduce your contract value to zero, no further benefits will remain under the feature and your contract along with the feature will terminate. An Income Credit is no longer available and the Living Benefit is terminated.

If the contract value is reduced to zero, the contract's other benefits will be terminated. You may no longer make subsequent Purchase Payments or transfers, and no death benefit or future annuity income payments are available. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the feature may reduce the contract value to zero and eliminate any other benefits of the contract.

When the contract value equals zero but a benefit remains payable, to receive any remaining benefit, you must select one of the following:

     1. The current Maximum Annual Withdrawal Amount, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     2. Any option mutually agreeable between you and us.

If you do not select an option above, the remaining Living Benefit will be paid as the current Maximum Annual Withdrawal Amount based on the Maximum Annual Withdrawal Percentage applicable to the Living Benefit divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Any amounts that we may pay under the feature in excess of your contract value are subject to the Company's financial strength and claims-paying ability.

What happens to MarketLock Income Plus and MarketLock For Life Plus upon a spousal continuation?

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

     1. Make a death claim if the contract value is greater than zero which terminates the feature and the contract; or

     2. Continue the contract if the contract value is greater than zero, without the feature and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the feature and the contract; or

     2. Continue the contract with the feature and its corresponding fee.

The components of the feature in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the feature based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken.

If spousal continuation occurs during the Income Base Evaluation Period and/or Income Credit Period, if applicable, the Continuing Spouse will continue to receive any increases to the Income Base during the remaining Income Base Evaluation Period and/or Income Credit Period.

If you have elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009, the Continuing Spouse is eligible to receive the Minimum Income Base if no withdrawals have been taken during the first 12 Benefit Years following the Effective Date. Please see "IS THERE AN ADDITIONAL GUARANTEE IF I DELAY TAKING WITHDRAWALS?"

If you have elected MarketLock Income Plus or MarketLock For Life Plus +7% option prior to May 1, 2009, the Continuing Spouse is eligible to receive the Minimum Income Base if no withdrawals have been taken during the first 10 Benefit Years following the Effective Date. Please see "IS THERE AN ADDITIONAL GUARANTEE IF I DELAY TAKING WITHDRAWALS?"

For all Living Benefits, the Continuing Spouse will be eligible to elect to extend the Income Base Evaluation Period and the Income Credit Period, if applicable, upon the expiration of the applicable period. Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD?" above.

Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock Income Plus or MarketLock For Life Plus upon the death of the second spouse?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the feature.

What happens to MarketLock Income Plus and MarketLock For Life Plus upon the Latest Annuity Date?

If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you must select one of the following:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     3. Any option mutually agreeable between you and us.

If you do not elect an option listed above, on the Latest Annuity Date, we may annuitize the contract value in accordance with Annuity Income Option 3, as described in ANNUITY INCOME OPTIONS in the prospectus. At that point, the Accumulation Phase of your contract ends and the Income Phase begins.

Can I elect to cancel the MarketLock Income Plus or MarketLock For Life Plus feature?

You may cancel your Living Benefit on the 5th Benefit Year anniversary, the 10th Benefit Year anniversary, or any Benefit Year anniversary after the 10th Benefit Year anniversary. Once you elect to cancel the feature, you will no longer be charged a fee after the cancellation is effective and the guarantees under the benefit are terminated. In addition, the investment requirements will no longer apply to your contract. You may not extend the Income Base Evaluation Period or Income Credit Period, if applicable, and you may not re-elect or reinstate the feature after cancellation.

Are there circumstances under which MarketLock Income Plus and MarketLock For Life Plus will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Termination or full surrender of the contract; or

     3. A death benefit is paid and the contract is terminated; or

     4. Excess Withdrawals reduce the contract value to zero; or

     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or

     6. A change that removes all Covered Persons from the contract except as noted below and under "ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the feature. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the feature. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?

Under any of the following circumstances, MarketLock Income Plus and MarketLock For Life Plus will provide a guarantee for one Covered Person and not the lifetime of the other Covered Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

     2. The original spousal joint Owners or spousal beneficiary, who is the Covered Person, is no longer married at the time of death of the first spouse.

Under these circumstances, the fee for the feature based on two Covered Persons remains unchanged and the guaranteed withdrawals are payable for the remaining Covered Person only. However, the remaining Covered Person may choose to terminate the feature as described under "CAN I ELECT TO CANCEL THE MARKETLOCK INCOME PLUS OR MARKETLOCK FOR LIFE PLUS FEATURE?"

MARKETLOCK AND MARKETLOCK FOR TWO

MarketLock and MarketLock For Two are optional guaranteed minimum withdrawal benefits that guarantee an income stream based on Purchase Payments made during the first two contract years and only guarantee lifetime withdrawals in the manner described below. These features may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or tax-qualified plans.

WITHDRAWALS UNDER THE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF CALCULATING TAXABLE INCOME, DEDUCTING APPLICABLE WITHDRAWAL CHARGES, AND REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

MARKETLOCK SUMMARY TABLE:

-----------------------------------------------------------------------
                          MAXIMUM                           MAXIMUM
                           ANNUAL                            ANNUAL
                         WITHDRAWAL    INITIAL MINIMUM     WITHDRAWAL
                        PERCENTAGE*       WITHDRAWAL     PERCENTAGE IF
    TIME OF FIRST       PRIOR TO ANY   PERIOD PRIOR TO    EXTENSION IS
     WITHDRAWAL          EXTENSION      ANY EXTENSION       ELECTED
-----------------------------------------------------------------------
 Before 5th Benefit          5%            20 years            5%
  Year anniversary
-----------------------------------------------------------------------
 On or after 5th             7%          14.28 years           7%
  Benefit Year
  anniversary
-----------------------------------------------------------------------
 On or after 10th           10%            10 years            7%
  Benefit Year
  anniversary
-----------------------------------------------------------------------
 On or after 20th           10%            10 years           10%
  Benefit Year
  anniversary
-----------------------------------------------------------------------
 On or after the             5%          Life of the           5%
  older contract                        older contract
  owner's 65th                              owner
  birthday**
-----------------------------------------------------------------------

* For the purposes of complying with the Maximum Annual Withdrawal Percentage, the amount of the withdrawal would include any charges applicable to the withdrawal. If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only is greater than the Maximum Annual Withdrawal Amount, that portion of the withdrawal will not be treated as an Excess Withdrawal. Any portion of the RMD withdrawal that is based on amounts greater than this contract alone will be considered an excess withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. Please see "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" below.

** Lifetime withdrawals are available so long as your first withdrawal is taken on or after age 65 and withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the Maximum Annual Withdrawal Amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

MARKETLOCK FOR TWO SUMMARY TABLE:

------------------------------------------------------------------------
                                                       MAXIMUM ANNUAL
             AGE OF THE YOUNGER SPOUSE                   WITHDRAWAL
            AT TIME OF FIRST WITHDRAWAL                  PERCENTAGE*
------------------------------------------------------------------------
    At least age 55 but prior to 63rd birthday               4%
------------------------------------------------------------------------
    At least age 63 but prior to 76th birthday               5%
------------------------------------------------------------------------
             On or after 76th birthday                       6%
------------------------------------------------------------------------


* If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract is greater than the Maximum Annual Withdrawal Amount (defined below), that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of an RMD withdrawal that is based on amounts other than this contract will not be considered RMD from this contract. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK AND MARKETLOCK FOR TWO?" below.

How are the components for MarketLock and MarketLock For Two calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date, adjusted for any withdrawals during that period. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any Payment Enhancements and/or spousal continuation contributions, if applicable; however, Payment Enhancements and/or spousal continuation contributions are included in the calculation of Anniversary Values, as defined below. Eligible Purchase Payments are limited to $1.5 million without prior Company approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals (Excess Withdrawals for MarketLock For Two) of contract value are taken. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals (Excess Withdrawals for MarketLock For Two), the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year under the features and is an amount calculated by multiplying the current MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payment by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

FINALLY, for MarketLock only, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals.

Can I extend the MAV Evaluation Period beyond 10 years?

Yes, the MAV Evaluation Period may be extended as long as the Benefit is still in effect and the older owner (younger spouse for MarketLock For Two) is age 85 or younger at the time extension is elected. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least one additional evaluation period of 10 years. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US PRIOR TO THE END OF THE CURRENT MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See "HOW ARE THE COMPONENTS OF MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED? " above. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee (and Maximum Annual Withdrawal Percentage for MarketLock), will change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. We will notify you in writing of the terms of the extension at least 30 days prior to the end of the MAV Evaluation Period. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals, (Excess Withdrawals for MarketLock For Two). You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

What are the fees for MarketLock and MarketLock For Two?

The annualized fee for MarketLock is calculated as 0.65% of the MAV Benefit Base for all years in which the feature is in effect. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

The annualized fee for MarketLock For Two for all years in which the feature is in effect, is calculated as 0.40% of the MAV Benefit Base prior to any withdrawal being taken and 0.80% of the MAV Benefit Base after the first withdrawal is taken assessed at the end of the quarter in which the first withdrawal is taken. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension.

An increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current Anniversary Value is greater than both the current and any previous Anniversary Values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

For contracts issued in New York and Washington, the entire fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios.

What are the effects of withdrawals on MarketLock and MarketLock For Two?

MARKETLOCK
The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner's 65th birthday if jointly owned) and wish to receive lifetime withdrawals, you must withdraw no more than the Maximum Annual Withdrawal Amount which is calculated as 5% of the MAV Benefit Base. Lifetime withdrawals do not change unless the MAV Benefit Base increases due to additional Eligible Purchase Payments or if the MAV Benefit Base is stepped-up on a contract anniversary. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary Table and under "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" above, based on when you took your first withdrawal and adjusted for withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal, as described below. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount. The impact of withdrawals and the effect on each component of MarketLock are further explained below:

     MAV BENEFIT BASE:  Withdrawals reduce the MAV Benefit Base as follows:

     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;

     (2) Excess Withdrawals reduce the MAV Benefit Base as follows:

          If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of:

          (a) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the Excess Withdrawal, or;

          (b) is the MAV Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.

     MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the table below.

------------------------------------------------------------------------
THE AMOUNT WITHDRAWN
  IN A BENEFIT YEAR           EFFECT ON MINIMUM WITHDRAWAL PERIOD
------------------------------------------------------------------------
  Amounts up to the     New Minimum Withdrawal Period = the MAV Benefit
   Maximum Annual      Base (which includes a deduction for any previous
  Withdrawal Amount      withdrawals), divided by the current Maximum
                                   Annual Withdrawal Amount
------------------------------------------------------------------------
Amounts in excess of      New Minimum Withdrawal Period = the Minimum
  the Maximum Annual      Withdrawal Period as of the prior contract
   Withdrawal Amount              anniversary minus one year
------------------------------------------------------------------------


MARKETLOCK FOR TWO
Any withdrawals in a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount, do not reduce the MAV Benefit Base. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Excess Withdrawals also result in a reduction to your Maximum Annual Withdrawal Amount because it is recalculated after each Excess Withdrawal by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. In addition, if in any year an Excess Withdrawal reduces the contract value to zero, MarketLock For Two is terminated and you will not continue to receive withdrawals over your and your spouse's lifetime. The impact of withdrawals and the effect on each component of MarketLock For Two are further explained below:

     MAV BENEFIT BASE: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is not reduced for those withdrawals. Excess Withdrawals as described above reduce the MAV Benefit Base as follows:

     For each Excess Withdrawal taken, the MAV Benefit Base is reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the MAV Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your MAV Benefit Base is adjusted upward (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. This newly recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount.

What happens if my contract value is reduced to zero?

MARKETLOCK
If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

When the contract value equals zero, to receive any remaining benefit, you must select one of the following:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) if receiving lifetime withdrawals, the date of death of the older contract owner; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any option mutually agreeable between you and us.

MARKETLOCK FOR TWO
If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable over your lifetime and the lifetime of your spouse. However, if your contract value is reduced to zero due to an Excess Withdrawal, no Benefit remains.

The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuity payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.

Except as described above, when the contract value equals zero, to receive any remaining benefit, you may select one of the following:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse; or

     2. Any option mutually agreeable between you and us.

If you do not select an option, the remaining benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis until the date of death of the surviving spouse.

What happens to MarketLock and MarketLock For Two upon a spousal continuation?

MARKETLOCK
A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, lifetime withdrawals or the option to receive lifetime withdrawals will cease upon death of the older owner. Excluding the lifetime option, a younger Continuing Spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal beneficiary may continue to receive lifetime withdrawals, if eligible, because they are based on the older owner's life.

If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spousal beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any spousal continuation contribution is included in the calculation of the Anniversary Value. Additionally, the Continuing Spouse may extend the MAV Evaluation Period an additional period of 10 years provided that
(1) the original owner did not previously extend the MAV Evaluation Period and
(2) the Continuing Spouse is age 85 or younger at the time they extend the MAV Evaluation Period. Payment Enhancements and spousal continuation contributions are not considered Eligible Purchase Payments. However, Payment Enhancements and spousal continuation contributions are included in the calculation of Anniversary Values for the purpose of determining the MAV Benefit Base during the MAV Evaluation Period.

MARKETLOCK FOR TWO
The components of the feature will not change as a result of a spousal continuation. A Continuing Spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock For Two Summary Table above based on the age of the younger spouse when the first withdrawal was taken and based on the MAV Benefit Base at the time of spousal continuation. Alternatively, if contract value is greater than zero, a Continuing Spouse may make a death claim under the death provisions of the contract and terminate the contract and the MarketLock For Two feature.

If spousal continuation occurs during the MAV Evaluation Period, the Continuing Spouse will continue to receive any upward adjustments due to market gains to the MAV Benefit Base during the period and any spousal continuation contribution is included in the Anniversary Value. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. In addition, the Continuing Spouse will be eligible to extend the MAV Evaluation Period upon the expiration of the initial period. Please see "CAN I EXTEND THE MAV EVALUATION PERIOD BEYOND 10 YEARS?" above.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?

Upon the death of the older contract owner, lifetime withdrawals will no longer be available. If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated.

Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Two upon the death of the second spouse?

No. Upon the death of both spouses, if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death provisions of the contract, which terminates MarketLock For Two.

What happens to MarketLock and MarketLock For Two upon the Latest Annuity Date?

Upon election of any of the options described below, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

MARKETLOCK
If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. If eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you, until your death; or

     3. Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or

     4. Any option mutually agreeable between you and us.

MARKETLOCK FOR TWO
If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse, if eligible for lifetime withdrawals, even if the MAV Benefit Base is zero; or

     3. Any option mutually agreeable between you and us.

Can MarketLock and MarketLock For Two be cancelled?

MarketLock and MarketLock For Two may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once the feature is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not re-elect the feature after cancellation.

Are there circumstances under which MarketLock and MarketLock For Two will automatically terminate?

MARKETLOCK
MarketLock automatically terminates upon the occurrence of one of the following:

     1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid.

Lifetime withdrawals will not be available in the event of:

     1. An ownership change which results in a change of the older owner;* or

     2. Withdrawals prior to the 65th birthday of the older owner; or

     3. Death of the older owner; or

     4. A Spousal Continuation (upon the death of the older owner); or

     5. A withdrawal in excess of 5% of MAV Benefit Base.**

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** If a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.

MARKETLOCK FOR TWO
MarketLock For Two automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Full surrender of the contract; or

     3. A death benefit is paid and the contract is not continued by the spouse; or

     4. Excess Withdrawals that reduce the contract value to zero which then reduces the MAV Benefit Base to zero; or

     5. Death of surviving original spouse; or

     6. A change in ownership that involves the original owner(s) except as noted below and under "ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS OVER THE LIFETIME OF YOUR SPOUSE ARE TERMINATED?"*

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Two. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Two. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse are terminated?

Under any of the following circumstances, MarketLock For Two will provide a guarantee for your lifetime and not the lifetime of your spouse:

     1. One of the two original owners is removed from the contract; or

     2. The original spousal beneficiary is removed or replaced; or

     3. The original spousal joint owner or spousal beneficiary is removed or replaced upon divorce; or

     4. The original spousal joint owners or spousal beneficiary are no longer married at the time of death of the first spouse.

Under these circumstances, the original remaining owner continues to pay the fee for MarketLock For Two and receives the Benefit for his/her lifetime only, or may choose to terminate the feature as described under "CAN MARKETLOCK AND MARKETLOCK FOR TWO BE CANCELLED?"

POLARIS INCOME REWARDS

Polaris Income Rewards is an optional guaranteed withdrawal benefit that guarantees an income stream based on all Purchase Payments made into your contract during the first 90 days after contract issue, with an opportunity for a Step-Up Amount, adjusted for withdrawals during that period (the "Benefit"). Polaris Income Rewards does not guarantee investment gains nor does it guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day following the contract issue date. This feature does not guarantee lifetime income payments.

In order to determine the Benefit, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you chose. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.

POLARIS INCOME REWARDS SUMMARY:

---------------------------------------------------------------------------------------------------------
                                                                                              MINIMUM
                                                                                             WITHDRAWAL
                                                                                            PERIOD* (IF
                                                                                              MAXIMUM
                                                                             MAXIMUM           ANNUAL
                                           BENEFIT                            ANNUAL         WITHDRAWAL
                          MAXIMUM        AVAILABILITY       STEP-UP         WITHDRAWAL      AMOUNT TAKEN
       OPTION           ELECTION AGE         DATE            AMOUNT       PERCENTAGE***      EACH YEAR)
---------------------------------------------------------------------------------------------------------
          1              Age 80 or         3 years          10%* of           10% of          11 years
                       younger on the     following        Withdrawal       Withdrawal
                       contract issue   contract issue    Benefit Base     Benefit Base
                            date             date
---------------------------------------------------------------------------------------------------------
          2              Age 80 or         5 years          20%* of           10% of          12 years
                       younger on the     following        Withdrawal       Withdrawal
                       contract issue   contract issue    Benefit Base     Benefit Base
                            date             date
---------------------------------------------------------------------------------------------------------
          3              Age 70 or         10 years         50%** of          10% of          15 years
                       younger on the     following        Withdrawal       Withdrawal
                       contract issue   contract issue    Benefit Base     Benefit Base
                            date             date
---------------------------------------------------------------------------------------------------------


* If you elect Option 1 or 2 and take a withdrawal prior to the Benefit Availability Date, you will not receive a Step-Up Amount. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.

** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount.

*** For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period.

How are the components for Polaris Income Rewards calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments made to the contract during the first 90 days after your contract issue date, adjusted for any withdrawals before the Benefit Availability Date in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. The calculation of Eligible Purchase Payments does not include any Payment Enhancements and/or spousal continuation contributions, if applicable.

SECOND, we determine the WITHDRAWAL BENEFIT BASE. On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.

THIRD, we determine the STEP-UP AMOUNT, if any, which is calculated as a specified percentage (listed in the Polaris Income Rewards Summary table above) of the Withdrawal Benefit Base on the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract values or annuitization value.

FOURTH, we determine the STEPPED-UP BENEFIT BASE, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the Polaris Income Rewards feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is a stated percentage (listed in the Polaris Income Rewards Summary table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the Polaris Income Rewards feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.

What is the fee for Polaris Income Rewards?

The annualized Polaris Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be calculated and deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.

For contracts issued in New York and Washington, the entire fee will be calculated and deducted from the portion of your contract value allocated to the Variable Portfolios.

The fee is as follows:

------------------------------------------------------------------------
                   CONTRACT YEAR                       ANNUALIZED FEE
------------------------------------------------------------------------
                     0-7 years                              0.65%
------------------------------------------------------------------------
                    8-10 years                              0.45%
------------------------------------------------------------------------
                        11+                                 None
------------------------------------------------------------------------


What are the effects of withdrawals on Polaris Income Rewards?

Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Polaris Income Rewards are further explained through the calculations below:

     WITHDRAWAL BENEFIT BASE: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3. Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal will reduce the Withdrawal Benefit Base as follows:

     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or

     (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of:

          (a) is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

          (b) is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that is equal to the Maximum Annual Withdrawal Amount, and further reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

     STEPPED-UP BENEFIT BASE: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals. If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.

     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser:

          (a) is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

          (b) is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that is equal to the Maximum Annual Withdrawal Amount, and further reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the

     Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.

     MINIMUM WITHDRAWAL PERIOD: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.

     During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.

What happens if my contract value is reduced to zero with Polaris Income
Rewards?

If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature until the Stepped-Up Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

To receive your remaining Benefit, you may select one of the following:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any option mutually agreeable between you and us.

If you do not select an option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.

What happens to Polaris Income Rewards upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, continuation contributions are not considered to be Eligible Purchase Payments.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Polaris Income Rewards upon my death?

If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates Polaris Income Rewards. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Stepped-Up Benefit Base is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change.

Can Polaris Income Rewards be cancelled?

Once you elect Polaris Income Rewards, you may not cancel the feature. However, there is no charge for Polaris Income Rewards after the 10th contract anniversary.

Additionally, the feature automatically terminates upon the occurrence of one of the following:

     1. The Stepped-Up Benefit Base is equal to zero; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid; or

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

What happens to Polaris Income Rewards upon the Latest Annuity Date?

If your contract value and Stepped-Up Benefit Base are greater than zero, and you begin the Income Phase upon or before the Latest Annuity Date, you will not receive the benefit of any remaining guaranteed withdrawals under the feature. Your annuity income payments will be calculated using your contract value and the selected income option.

Withdrawals under this feature are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and all other benefits, features and conditions of your contract.

If you elect Polaris Income Rewards and need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code from your contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively affect the value of the Benefit.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your withdrawals must be automated and will not be recalculated on an annual basis.

CAPITAL PROTECTOR

Capital Protector is an optional guaranteed minimum accumulation benefit. The feature provides a one-time adjustment ("Benefit") to your contract in the event that your contract value on the 10th contract anniversary ("Benefit Date") is less than the Purchase Payments made in the contract's first 90 days.

Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the Benefit Date. The feature terminates automatically following the Benefit Date. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the Benefit Date.

The Benefit is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.

Your Benefit Base is equal to (a) minus (b) where:

     (a) is the Purchase Payments received on or after the contract issue date in the contract's first 90 days, and;

     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

Payment Enhancements and Spousal continuation contributions, if applicable, are not considered Purchase Payments and are not used in the calculation of the Benefit Base.

The annualized fee is calculated as a percentage of contract value minus Purchase Payments received after the 90th day since the contract issue date. The fee will be calculated and deducted from your contract value each quarter throughout the first 10 full contract years, beginning at the end of the first contract quarter following the contract issue date and up to the Benefit Date. Once the feature is terminated, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

For contracts issued in New York and Washington, the entire fee will be calculated and deducted from the portion of your contract value allocated to the Variable Portfolios each quarter through the first 10 full contract years.

The fee is as follows:

------------------------------------------------------------------------
              CONTRACT YEAR                       ANNUALIZED FEE
------------------------------------------------------------------------
                   0-5                                 0.65%
------------------------------------------------------------------------
                  6-10                                 0.45%
------------------------------------------------------------------------
                   11+                                 none
------------------------------------------------------------------------


For contracts issued in Oregon and Washington, the fee is as follows:

------------------------------------------------------------------------
              CONTRACT YEAR                       ANNUALIZED FEE
------------------------------------------------------------------------
                   0-7                                 0.65%
------------------------------------------------------------------------
                  8-10                                 0.30%
------------------------------------------------------------------------
                   11+                                 none
------------------------------------------------------------------------


If your spouse chooses to continue this contract upon your death, this feature cannot be terminated and the fee will continue to be charged. The Benefit Date will not change as a result of a spousal continuation.

Capital Protector only guarantees Purchase Payments made in the first 90 days after issue. If you plan to add subsequent Purchase Payments after the first 90 days, you should know that Capital Protector will not protect those Purchase Payments.

Since Capital Protector may not guarantee a return of all Purchase Payments, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if you are approaching the Benefit Date and your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Capital Protector throughout the first 10 full contract years.

We will allocate the Benefit, if any, on the Benefit Date to the Cash Management Variable Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Other contract benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          APPENDIX F - MARKETLOCK INCOME PLUS EXTENSION PARAMETERS FOR
                    CONTRACTS PURCHASED PRIOR TO MAY 3, 2009
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             MARKETLOCK INCOME PLUS
                              EXTENSION PARAMETERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



The information below is important to you if you purchased a contract between MAY 1, 2008 AND MAY 3, 2009 and you elected the MARKETLOCK INCOME PLUS living benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period and initial Income Credit Period end after the fifth contract year. On or about your fifth contract anniversary you will have an opportunity to extend both the Income Base Evaluation Period and the Income Credit Period (the "Extension") for an additional five years. In choosing the Extension, your fee and investment requirements will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.


If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements. However, your Income Base will no longer be adjusted for higher anniversary values or income credits. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the Income Base Evaluation and Income Credit Periods in the future.

As with all important financial decisions, we recommend that you discuss this with your financial representative.

For information on the MarketLock Income Plus living benefit you elected at the time of purchase, please see the APPENDIX E -- LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2013.

How do I elect the Extension?


To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for contracts purchased between May 1, 2008 and May 3, 2009 are detailed below. The Income Base Evaluation Period and the Income Credit Period may both be extended for an additional 5 year period.


What is the fee if I elect the Extension?


If you elect the Extension, the fee for the living benefit will be increased by 0.25% as follows:


-------------------------------------------------------
    NUMBER OF           CURRENT         ANNUALIZED FEE
 COVERED PERSONS     ANNUALIZED FEE    AFTER EXTENSION
-------------------------------------------------------
       One                0.95%              1.20%
-------------------------------------------------------
       Two                1.20%              1.45%
-------------------------------------------------------


What are the investment requirements if I elect the Extension?


The investment requirements for the Extension are different from, and more restrictive than the investment requirements of your current MarketLock Income Plus living benefit. If you elect the Extension, you must allocate your assets in accordance with one of the following options:



----------------------------------------------------------------

-------------
   Option 1   Up to 50% in one or more of the following:
                American Funds Asset Allocation SAST
                Asset Allocation
                Balanced
                Franklin Income VIP Fund
                Managed Allocation Balanced
                Managed Allocation Moderate
                Managed Allocation Moderate Growth
                MFS Total Return

              Up to 100% in one or more of the following:
                SunAmerica Dynamic Allocation Portfolio
                SunAmerica Dynamic Strategy Portfolio
                Cash Management
----------------------------------------------------------------

   Option 2   25% SunAmerica Dynamic Allocation Portfolio and
              25% SunAmerica Dynamic Strategy Portfolio and

              50% in one of the following:
                Polaris Portfolio Allocator Models:
                Model 1, Model 2 or Model 3
                or
                50%-50% Combination Models:
                Model 1, Model 2 or Model 3
----------------------------------------------------------------




As a reminder, you also have the option to cancel your MarketLock Income Plus living benefit on your fifth or tenth anniversaries, or any anniversary after the tenth. If you elect to cancel your living benefit, you will no longer receive the guarantees of the MarketLock Income Plus living benefit and you will no longer be charged the fee.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX G - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Certain death benefits are either no longer offered or have changed since first being offered. If your contract was issued prior to January 23, 2012, please see Appendix H for a description of the death benefit calculations and death benefit calculations following a Spousal Continuation for your contract.

The following details the standard and Maximum Anniversary Value death benefits payable upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner of the contract, whether a Living Benefit was elected, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse's date of death.

Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

We define "Continuation Net Purchase Payments" as Net Purchase Payments made on or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered the initial Continuation Purchase Payment. We define "Continuation Purchase Payments" as Purchase Payments made on or after the Continuation Date.

The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.

The term "Withdrawal Adjustment" is used, if a Living Benefit had been elected, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when the Continuing Spouse takes a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to the Continuing Spouse's 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to the Continuing Spouse's 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the excess withdrawal reduced the resulting contract value. If a withdrawal is taken on or after the Continuing Spouse's 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS DESCRIBED BELOW ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER THE CONTINUING SPOUSE'S 86TH BIRTHDAY.

The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether the original Owner had elected a Living Benefit, described above.

A. STANDARD AND MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT AND THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:

     1.  STANDARD DEATH BENEFIT

          If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:

          a.  Contract value; or

          b.  Continuation Net Purchase Payments.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.

     2.  OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

          If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greatest of:

          a.  Contract value; or

          b.  Continuation Net Purchase Payments; or

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, plus any Continuation Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable anniversary after the Continuation Date.

If the Continuing Spouse is age 81-85 on the Continuation Date, then the death benefit will be the Standard Death Benefit described above and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT AND THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:

     1.  STANDARD DEATH BENEFIT

          If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:

          a. Contract value; or

          b. Continuation Purchase Payments reduced by:

               (i) any Withdrawal Adjustments after the Continuation Date, if the Living Benefit has not been terminated; or

               (ii) any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value.

     2.  OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

          If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greatest of:

          a. Contract value; or

          b. Continuation Purchase Payments reduced by:

               (i) any Withdrawal Adjustments after the Continuation Date, if the Living Benefit has not been terminated; or

               (ii) any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, plus Continuation Purchase Payments received since that contract anniversary; and reduced by:

               (i) any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated: or

               (ii) any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          The anniversary value for any year is equal to the contract value on the applicable anniversary.

          If the Continuing Spouse is age 81-85 on the Continuation Date, the death benefit will be the Standard Death Benefit with election of a Living Benefit, described above and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
APPENDIX H - DEATH BENEFITS AND SPOUSAL CONTINUATION DEATH BENEFITS FOR
                   CONTRACTS ISSUED PRIOR TO JANUARY 23, 2012
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The Combination HV & Roll-Up death benefit is no longer available for election. If your contract was issued prior to January 23, 2012 and you elected the optional Combination HV & Roll-Up death benefit, the following provisions are applicable to the benefit you elected.

OPTIONAL COMBINATION HV & ROLL-UP DEATH BENEFIT

If you elected the Combination HV & Roll-Up death benefit, you may not elect any available Fixed Accounts and you cannot change the election thereafter at any time. The fee for the optional Combination HV & Roll-Up death benefit is 0.65% of the average daily net asset value allocated to the Variable Portfolios. You may pay for this optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Combination HV & Roll-Up death benefit may only have been elected prior to your 76th birthday at contract issue. It was not available for election in New York and Washington.

The death benefit is the greatest of:

     1. Contract value; or

     2. The Maximum anniversary value on any contract anniversary prior to the earlier of your 85th birthday or date of death, plus Purchase Payments received since that anniversary and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.

     3. Net Purchase Payments received prior to your 80th birthday accumulated at 5% through the earliest of:

          a. 15 years after the contract date; or

          b. The day before your 80th birthday; or

          c. The date of death,

       adjusted for Net Purchase Payments received after the timeframes outlined in (a)-(c). Net Purchase Payments received after the timeframes outlined in (a)-(c) will not accrue at 5%.

COMBINATION HV & ROLL-UP DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the original Owner elected the optional Combination HV& Roll-Up Death Benefit and the Continuing Spouse continues the contract on the Continuation Date before their 85th birthday and does not terminate this optional death benefit, the death benefit will be the greatest of:

     1. Contract value; or

     2. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 85th birthday or date of death, plus any Continuation Purchase Payments received since that anniversary and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable contract anniversary after the Continuation Date.

     3. Continuation Net Purchase Payments received prior to the Continuing Spouse's 80th birthday accumulated at 5% through the earliest of:

          a. 15 years after the contract date; or

          b. The day before the Continuing Spouse's 80th birthday; or

          c. The Continuing Spouse's date of death,

       adjusted for Continuation Net Purchase Payments received after the timeframes outlined in (a)-(c). Continuation Net Purchase Payments received after the timeframes outlined in (a)-(c) will not accrue at 5%.

If the Continuing Spouse is age 85 or older on the Continuation Date, the death benefit is equal to contract value and the optional Combination HV & Roll-Up Death Benefit fee will no longer be deducted.

If the Continuing Spouse terminates the Combination HV & Roll-Up death benefit on the Continuation Date, the standard death benefit for the Continuing Spouse applies upon his/her death and the fee for the Combination HV & Roll-Up death benefit no longer applies.


If you elected the optional Maximum Anniversary Value death benefit after June 20, 2011, please see OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT in the prospectus for details. If the original Owner of the contract elected the optional Maximum Anniversary Value death benefit after June 20, 2011, please see OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT in APPENDIX G -- DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION in the prospectus for details.


DEATH BENEFIT DEFINED TERMS
Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

THE FOLLOWING IS THE DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT FOR CONTRACTS ISSUED BETWEEN MAY 1, 2009 AND JUNE 19, 2011.

OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The Maximum Anniversary Value death benefit can only be elected prior to your 83rd birthday.

THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:
     1. Contract value; or
     2. Net Purchase Payments; or
     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, adjusted for any Net Purchase Payments since that anniversary. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.

THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:
     1. Contract value; or
     2. Purchase Payments reduced by any Withdrawal Adjustment; or
     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments received since that contract anniversary and reduced by any Withdrawal Adjustment since that contract anniversary. The anniversary value for any year is equal to the contract value on the applicable anniversary.

THE FOLLOWING IS THE DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN MAY 1, 2009 AND JUNE 19, 2011.

THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH WITHOUT ELECTION OF A LIVING BENEFIT:

If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:
     a. Contract value; or
     b. Continuation Net Purchase Payments; or
     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, adjusted for any Continuation Net Purchase Payments received since that anniversary. The anniversary value for any year is equal to the contract value on the applicable anniversary after the Continuation Date.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH WITH ELECTION OF A LIVING BENEFIT:

If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:
     a. Contract value; or
     b. Continuation Purchase Payments reduced by any Withdrawal Adjustment after the Continuation Date; or
     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, plus Continuation Purchase Payments received and reduced by any Withdrawal Adjustment since that anniversary. The anniversary value for any year is equal to the contract value on the applicable contract anniversary after the Continuation Date.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit with election of a Living Benefit and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

THE FOLLOWING IS THE DESCRIPTION OF THE STANDARD DEATH BENEFIT FOR CONTRACTS ISSUED BETWEEN MAY 1, 2009 AND APRIL 30, 2010.

STANDARD DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:
If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:
     1. Contract value; or
     2. Net Purchase Payments

If you contract was issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:
     1. Contract value; or
     2. The lesser of:
          a.  Net Purchase Payments; or
          b.  125% of contract value.

STANDARD DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:
If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:
     1. Contract value; or
     2. Purchase Payments reduced by any Withdrawal Adjustment.

If you contract was issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:
     1. Contract value; or
     2. The lesser of:
          a.  Net Purchase Payments; or
          b.  125% of contract value.

THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN MAY 1, 2009 AND APRIL 30, 2010.

STANDARD DEATH BENEFIT PAYABLE UPON A CONTINUING SPOUSE'S DEATH WITHOUT ELECTION OF A LIVING BENEFIT:
If the Continuing Spouse is age 82 or younger on the Continuation Date, the standard death benefit will be the greater of:
     1. Contract value; or
     2. Continuation Net Purchase Payments

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:
     1. Contract value; or
     2. The lesser of:
          a.  Continuation Net Purchase Payments; or
          b.  125% of contract value.

If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.

STANDARD DEATH BENEFIT PAYABLE UPON A CONTINUING SPOUSE'S DEATH WITH ELECTION OF A LIVING BENEFIT:
If the Continuing Spouse is age 82 or younger on the Continuation Date, the standard death benefit will be the greater of:
     1. Contract value; or
     2. Continuation Purchase Payments reduced by any Withdrawal Adjustment after the Continuation Date.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:
     1. Contract value; or
     2. The lesser of:
          a.  Continuation Net Purchase Payments; or
          b.  125% of contract value.

If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFITS FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2009.

STANDARD DEATH BENEFIT
If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:
     1. Contract value; or
     2. Net Purchase Payments.

If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:
     1. Contract value; or
     2. The lesser of:
          a.  Net Purchase Payments; or
          b.  125% of contract value.

For contracts issued in Washington prior to May 1, 2010, the standard death benefit is only available to contract owners or Continuing Spouses who are age 82 and younger.

OPTIONAL ENHANCED DEATH BENEFITS
If you elected the Purchase Payment Accumulation or the Maximum Anniversary Value death benefit option, the fee is 0.25% of the average daily net asset value allocated to the Variable Portfolios.

PURCHASE PAYMENT ACCUMULATION OPTION
The death benefit is the greatest of:
     1. Contract value; or
     2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Purchase Payments received after the 75th birthday; or
     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Purchase Payments received after the seventh contract anniversary.

Purchase Payment Accumulation was not available in New York and Washington.

MAXIMUM ANNIVERSARY VALUE OPTION
The death benefit is the greatest of:
     1. Contract value; or
     2. Net Purchase Payments; or
     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments since that anniversary.

If you purchased your contract prior to May 1, 2007, under the Maximum Anniversary Value option, if you die on or after your 90th birthday, the death benefit is equal to your contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of death.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2009.

STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:
If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greater of:
     1. Contract value; or
     2. Continuation Net Purchase Payments.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:
     1. Contract value; or
     2. The lesser of:
          a.  Continuation Net Purchase Payments; or
          b.  125% of the contract value.

If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.

PURCHASE PAYMENT ACCUMULATION OPTION PAYABLE UPON CONTINUING SPOUSE'S DEATH
If the Continuing Spouse is age 74 or younger on the Continuation Date, the death benefit will be the greatest of:
     1. Contract value; or
     2. Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Purchase Payments received after the Continuing Spouse's 75th birthday; or
     3. Contract value on the seventh contract anniversary (from the original contract issue date), reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments received after the seventh contract anniversary.

If the Continuing Spouse is age 75-82 on the Continuation Date, the death benefit will be the greatest of:
     1. Contract value; or
     2. Continuation Net Purchase Payments; or
     3. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the Standard Death Benefit described above and the fee for the Purchase Payment Accumulation option will no longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the fee for the Purchase Payment Accumulation will no longer be deducted as of the Continuation Date.

Purchase Payment Accumulation was not available in New York and Washington.

MAXIMUM ANNIVERSARY VALUE OPTION PAYABLE UPON CONTINUING SPOUSE'S DEATH
If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:
     1. Contract value; or
     2. Continuation Net Purchase Payments; or
     3. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Net Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Maximum Anniversary Value option will no longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the fee for the Maximum Anniversary Value option will no longer be deducted as of the Continuation Date.

If the contract was issued prior to May 1, 2007, and the Continuing Spouse is age 86 and older on the Continuation Date or age 90 and older at death, the death benefit is equal to the contract value.

THE OPTIONAL ESTATEPLUS BENEFIT WAS AVAILABLE FOR ELECTION ON CONTRACTS ISSUED PRIOR TO MAY 2, 2011:

OPTIONAL ESTATEPLUS BENEFIT

EstatePlus, an optional earnings enhancement benefit of your contract, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus was not available if you were age 81 or older at the time we issued your contract. EstatePlus was not available if you elected the Combination HV & Roll-Up death benefit. This benefit was not available for election in New York and Washington.

You must have elected EstatePlus at the time we issued your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.

We will add a percentage of your contract earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit"), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.

The table below applies to contracts issued prior to your 70th birthday:

----------------------------------------------------------------------------------------
         CONTRACT YEAR                 ESTATEPLUS                     MAXIMUM
           OF DEATH                    PERCENTAGE               ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 Years 0 - 4                      25% of Earnings         40% of Net Purchase Payments
----------------------------------------------------------------------------------------
 Years 5 - 9                      40% of Earnings         65% of Net Purchase Payments*
----------------------------------------------------------------------------------------
 Years 10+                        50% of Earnings         75% of Net Purchase Payments*
----------------------------------------------------------------------------------------


The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:

----------------------------------------------------------------------------------------
         CONTRACT YEAR                 ESTATEPLUS                     MAXIMUM
           OF DEATH                    PERCENTAGE               ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 All Contract Years               25% of Earnings         40% of Net Purchase Payments*
----------------------------------------------------------------------------------------


* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.

What is the Maximum EstatePlus Benefit?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.

THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus is not payable after the Latest Annuity Date.

If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Maximum Anniversary Value option.

On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:

----------------------------------------------------------------------------------------
    CONTRACT YEAR          ESTATEPLUS                         MAXIMUM
      OF DEATH             PERCENTAGE                    ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 Years 0-4              25% of Earnings    40% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------
 Years 5-9              40% of Earnings    65% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------
 Years 10+              50% of Earnings    75% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------


On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:

----------------------------------------------------------------------------------------
    CONTRACT YEAR          ESTATEPLUS                         MAXIMUM
      OF DEATH             PERCENTAGE                    ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 All Contract Years     25% of Earnings    40% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------


* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the

  Continuation Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death. The Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus benefit as indicated in the tables above.

What is the EstatePlus benefit?

We determine the EstatePlus benefit using the EstatePlus Percentage, as indicated in the tables above, which is a specified percentage of the earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings equals (1) minus (2) where

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  APPENDIX I - WITHDRAWAL CHARGE SCHEDULES, FREE WITHDRAWAL AMOUNT AND CONTRACT
           MAINTENANCE FEE FOR CONTRACTS ISSUED PRIOR TO JULY 18, 2011
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





WITHDRAWAL CHARGE SCHEDULES (CONTRACTS ISSUED PRIOR TO JULY 18, 2011)



WITHDRAWAL CHARGE WITH ELECTION OF THE EARLY ACCESS FEATURE:



YEARS SINCE PURCHASE PAYMENT           1    2    3    4    5+
  RECEIPT...........................
Withdrawal Charge...................   7%   6%   6%   5%   0%




WITHDRAWAL CHARGE WITH ELECTION OF THE POLARIS REWARDS FEATURE:



YEARS SINCE PURCHASE PAYMENT    1    2    3    4    5    6    7    8    9   10+
  RECEIPT....................
Withdrawal Charge............   9%   8%   8%   7%   6%   5%   4%   3%   2%   0%




WITHDRAWAL CHARGE WITHOUT THE ELECTION OF EITHER FEATURE:



YEARS SINCE PURCHASE PAYMENT       1    2    3    4    5    6    7    8+
  RECEIPT.......................
Withdrawal Charge...............   7%   6%   6%   5%   4%   3%   2%   0%



THE FOLLOWING IS THE FREE WITHDRAWAL AMOUNT IF YOU PURCHASED YOUR CONTRACT PRIOR TO JULY 18, 2011.

FREE WITHDRAWAL AMOUNT

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty-free earnings" and "total invested amount."

Penalty-free earnings are equal to your contract value less your total invested amount and may be withdrawn free of a withdrawal charge at any time, including upon a full surrender of your contract. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn may also be withdrawn free of a withdrawal charge at any time. The total invested amount is the sum of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and

     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

When you make a withdrawal, we deduct it from penalty-free earnings first, any remaining penalty-free withdrawal amount, and then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charge.

If you elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, during the first contract year, your free withdrawal amount is the greatest of:

     (1) your penalty-free earnings; or

     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount; or

     (3) the Maximum Annual Withdrawal Amount allowed under the living benefit you elected.

If you elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, after the first contract year, your free withdrawal amount is the greatest of (1), (2) or (3) plus any portion of your total invested amount no longer subject to a withdrawal charge:

     (1) your penalty-free earnings; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge; or

     (3) the Maximum Annual Withdrawal Amount allowed under the living benefit you elected.

If you do not elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, the provisions below describe your free withdrawal amount.

During the first contract year, your free withdrawal amount is the greater of:

     (1) your penalty-free earnings; or

     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount; or

After the first contract year, your free withdrawal amount is the greater of (1) or (2) plus any portion of your total invested amount no longer subject to a withdrawal charge:

     (1) your penalty-free earnings; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge.

Amounts withdrawn free of a withdrawal charge under the 10% provision do not reduce the amount you invested for purposes of calculating the withdrawal charge and penalty-free earnings. As a result, if you surrender your contract in the future and withdrawal charges are still applicable, any previous free withdrawals under the 10% provision would then be subject to applicable withdrawal charges. We calculate charges upon surrender of the contract on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.


CONTRACT MAINTENANCE FEE



If you purchased your contract prior to July 18, 2011, the contract maintenance fee is $35 ($30 in North Dakota) and the fee may be waived if the contract value is $50,000 or more.

  Please forward a copy (without charge) of the Polaris Preferred Solution Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)


       ---------------------------------------------------------------
       Name

       ----------------------------------------------------------
       Address

       ----------------------------------------------------------
       City/State/Zip


Contract Issue Date: -------------------------------------------------------


Date: ------------------------------    Signed: ----------------------------



  Return to:  Issuing Company ------------------------------------------
  Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

                                    ISSUED BY
                        THE UNITED STATES LIFE INSURANCE
                        COMPANY IN THE CITY OF NEW YORK

                               IN CONNECTION WITH

                          FS VARIABLE SEPARATE ACCOUNT

                  POLARIS PREFERRED SOLUTION VARIABLE ANNUITY


This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated May 1, 2014, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-7862 or writing us at:


                        THE UNITED STATES LIFE INSURANCE
                        COMPANY IN THE CITY OF NEW YORK

                             ANNUITY SERVICE CENTER
                                 P.O. BOX 15570
                           AMARILLO, TEXAS 79105-5570


                                  May 1, 2014

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
Separate Account and the Company...........................................    3

General Account............................................................    4

Master-Feeder Structure....................................................    5

Information Regarding the Use of the Volatility Index ("VIX")..............    6

Performance Data ..........................................................    7

Annuity Income Payments....................................................   11

Annuity Unit Values........................................................   12

Taxes......................................................................   15

Broker-Dealer Firms Receiving Revenue Sharing Payments.....................   26

Distribution of Contracts..................................................   27

Financial Statements.......................................................   27

                        SEPARATE ACCOUNT AND THE COMPANY
                        --------------------------------
     The United States Life Insurance Company in the City of New York ("US Life" or the "Company") is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation, is a holding company which, through its subsidiaries, is engaged primarily in a broad range of insurance and insurance-related activities in the United States and abroad. The commitments under the contracts are the Company's, and American International Group has no legal obligation to back those commitments.

     On December 31, 2011, First SunAmerica Life Insurance Company ("First SunAmerica") merged with and into the Company. Prior to this date, the contracts were issued by First SunAmerica.

     FS Variable Separate Account ("Separate Account") was originally established by First SunAmerica on September 9, 1994, pursuant to the provisions of New York law, as a segregated asset account. Prior to December 31, 2011, the Separate Account was a separate account of First SunAmerica. On December 30, 2011, and in conjunction with the merger of US Life and First SunAmerica, the Separate Account was transferred to and became a Separate Account of US Life under New York law.
     The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

     The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

     The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one or more Underlying Fund. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the Underlying Funds, and are also reduced by insurance contract charges and fees.

     The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds' management to make necessary changes in their funds to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

                                 GENERAL ACCOUNT
                                 ---------------

     Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).

     The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the DCA accounts available in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

     The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                             MASTER-FEEDER STRUCTURE
                             -----------------------

     The following underlying funds currently do not buy individual securities directly: American Funds Global Growth SAST Portfolio, American Funds Growth SAST Portfolio, American Funds Growth-Income SAST Portfolio, and American Funds Asset Allocation SAST Portfolio (the "Feeder Funds"). Instead, each Feeder Fund invests all of its investment assets in a corresponding "Master Fund" of American Funds Insurance Series(R), managed by Capital Research and Management Company ("Capital Research").


     Because each Feeder Fund invests all of its assets in a Master Fund, the investment adviser to the Feeder Funds, SunAmerica Asset Management, LLC ("SAAMCo") does not provide any portfolio management services for the Feeder Funds. SAAMCo provides those services for the Feeder Funds that are normally provided by a fund's investment adviser with the exception of portfolio management. Such services include, but are not limited to: monitoring the ongoing investment performance of the Master Funds, monitoring the Feeder Funds' other service providers, facilitating the distribution of Master Fund shareholder materials to Feeder Fund shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in the corresponding Master Funds. Pursuant to its investment advisory agreement with SunAmerica Series Trust, SAAMCo will provide these services so long as a Feeder Fund is a "feeder fund" investing in a Master Fund.


     SAAMCo has contractually agreed to waive 0.70% of its advisory fee for so long as the Feeder Fund is operated as a feeder fund. Under the master-feeder structure, however, each Feeder Fund may withdraw its entire investment from its corresponding Master Fund if the Feeder Fund Board determines that it is in the best interests of the Feeder Fund and its shareholders to do so. If the Underlying Fund ceases to operate as a "feeder fund," SAAMCo will serve as investment manager for the Feeder Fund.

     The terms "Feeder Fund" and "Master Fund" as used in the Prospectus are used for ease of relevant disclosure. There are a number of differences between arrangements commonly referred to as master-feeder funds, and the investments by the Feeder Funds in the Master Funds described in the Prospectus. These differences include the following:

     - Advisory fees commonly are assessed by the master fund, but not by the feeder fund. The Master Funds and the Feeder Funds both have investment advisory fees. (However, as described above, SAAMCo's advisory fee is solely attributable to administrative services, not portfolio management. Moreover, SAAMCo has contractually agreed to waive certain Feeder
       Fund advisory fees for as long as the Feeder Funds invest in a Master
       Fund); and

     - Master funds commonly sell their shares only to feeder funds. The Master Funds in which the Feeder Funds invest also sell their shares to separate accounts of life insurance companies to fund variable annuity contracts and variable life insurance contracts issued by the companies.

          INFORMATION REGARDING THE USE OF THE VOLATILITY INDEX ("VIX")
          -------------------------------------------------------------

     This variable annuity is not sponsored, endorsed, sold or promoted by Standard & Poor's Financial Services LLC ("S&P") or the Chicago Board Options Exchange, Incorporated ("CBOE"). S&P and CBOE make no representation, condition or warranty, express or implied, to the owners of this variable annuity or any member of the public regarding the advisability of investing in securities generally or in this variable annuity or in the ability of the CBOE Volatility Index (the "VIX") track market performance. S&P's and CBOE's only relationship to the Company is the licensing of certain trademarks and trade names of S&P, CBOE and the VIX which is determined, composed and calculated by S&P without regard to the Company or this variable annuity. S&P has no obligation to take the needs of the Company or the owners of this variable annuity into consideration in determining, composing or calculating the VIX. S&P and CBOE are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of this variable annuity to be issued or in the determination or calculation of the equation by which this variable annuity is to be converted into cash. S&P and CBOE have no obligation or liability in connection with the administration, marketing or trading of this variable annuity.

     Neither S&P, its affiliates nor their third party licensors, including CBOE, guarantee the adequacy, accuracy, timeliness or completeness of the VIX or any data included therein or any communications, including but not limited to, oral or written communications (including electronic communications) with respect thereto. S&P, its affiliates and their third party licensors, including CBOE, shall not be subject to any damages or liability for any errors, omissions or delays therein. S&P and CBOE make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the marks, the VIX or any data included therein. Without limiting any of the foregoing, in no event whatsoever shall S&P, its affiliates or their third party licensors, including CBOE, be liable for any indirect, special, incidental, punitive or consequential damages, including but not limited to, loss of profits, trading losses, lost time or goodwill, even if they have been advised of the possibility of such damages, whether in contract, tort, strict liability or otherwise.

     "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)" and "Standard & Poor's 500(TM)" are trademarks of Standard & Poor's Financial Services LLC ("S&P") and have been licensed for use by the Company. "CBOE", "CBOE Volatility Index" and "VIX" is a trademark of the Chicago Board Options Exchange, Incorporated and has been licensed for use by S&P.

                                PERFORMANCE DATA
                                ----------------

     From time to time, we periodically advertise performance data relating to Variable Portfolios and Underlying Funds. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (or decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account charges (including certain death benefit rider charges) and the Underlying Fund expenses. It does not reflect the deduction of any applicable contract maintenance fee, withdrawal (or sales) charges, if applicable, or optional feature charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will include total return figures which reflect the deduction of the Separate Account charges (including certain death benefit charges), contract maintenance fee, withdrawal (or sales) charges and the Underlying Fund expenses.

     We may advertise the optional living benefits and death benefits using illustrations showing how the benefit works with historical performance of specific Underlying Funds or with a hypothetical rate of return (which will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the Underlying Fund expenses.

     The Separate Account may advertise "total return" data for the Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. "Total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period).

     For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding Underlying Funds, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Underlying Fund. Further, returns shown are for the original class of shares of certain Underlying Funds, adjusted to reflect the fees and charges for the newer class of shares until performance for the newer class becomes available. Returns of the newer class of shares will be lower than those of the original class since the newer class of shares is subject to (higher) service fees. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on the Underlying Funds' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account's Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (reflecting certain contractual fees and charges).

     Performance data for the various Variable Portfolios are computed in the manner described below.

CASH MANAGEMENT PORTFOLIO

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

For contracts without the Polaris Rewards feature:

      Base Period Return = (EV - SV - CMF)/(SV)

For contracts with the Polaris Rewards feature:

      Base Period Return = (EV - SV - CMF + E)/(SV)

where:
        SV = value of one Accumulation Unit at the start of a 7 day period

        EV = value of one Accumulation Unit at the end of the 7 day period

        CMF = an allocated portion of the $50 annual Contract Maintenance Fee, prorated for 7 days

        E = Premium Enhancement Rate, prorated for 7 days

The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio's allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that Variable Portfolio. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

        Current Yield = (Base Period Return) x (365/7)

The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

        Effective Yield = [(Base Period Return + 1) TO THE POWER OF 365/7 - 1]

The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time. In periods of very low short-term interest rates, the Portfolio's yield may become negative, which may result in a decline in the value of your investment.

OTHER VARIABLE PORTFOLIOS

The Variable Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return."

Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

For contracts without the Polaris Rewards feature:

        P (1 + T) TO THE POWER OF n = ERV

For contracts with the Polaris Rewards feature:

       [P (1 + E)](1 + T) TO THE POWER OF n = ERV

where:
        P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years

        E = Payment Enhancement Rate

        ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5 or 10 year period as of the end of the period (or fractional portion thereof)

Standardized performance for the Variable Portfolios and Strategies available in this contract reflect total returns using the method of computation discussed below:

    - Using the seven year surrender charge schedule available on contracts issued without the Polaris Rewards feature. No enhancement is reflected under the calculation, as the Payment Enhancement is not available unless the Polaris Rewards is elected; AND

    - Using the nine year surrender charge schedule available on contracts issued with the Polaris Rewards feature, including the minimum Payment Enhancement of 2% of Purchase Payments and calculating the value after redemption only based on the initial $1,000 Purchase Payment. There is an annualized fee of 0.40% of the average daily ending net asset value allocated to the Variable Portfolios for the Polaris Rewards feature.

We may, from time to time, advertise other variations of performance along with the standardized performance as described above. We may, in sales literature, show performance only applicable to one surrender charge schedule to a contract holder who has already the contract with or without the Polaris Rewards Feature. However, we will not report performance for the contract featuring the Polaris Rewards feature, unless net of withdrawal charges.

The total return figures reflect the effect of certain non-recurring and recurring charges. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance.

POLARIS PORTFOLIO ALLOCATOR MODELS PERFORMANCE

The Separate Account also computes "total return" data for each of the Polaris Portfolio Allocator models. Each model is comprised of a combination of Variable Portfolios available under the contract using various asset classes based on historical asset class performance.

Total return for a Polaris Portfolio Allocator model represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical investment in a contract, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. It is assumed that the initial hypothetical investment is made on the model inception date and rebalanced in accordance with the model on each evaluation date. The model inception date is the date when the model was first offered for investment.

                            ANNUITY INCOME PAYMENTS
                            -----------------------


INITIAL MONTHLY ANNUITY INCOME PAYMENTS

     The initial Income Payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable Income Payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity option selected.

     The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly Income Payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity Income Payment. The number of Annuity Units determined for the first variable annuity Income Payment remains constant for the second and subsequent monthly variable annuity Income Payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

     For fixed Income Payments, the amount of the second and each subsequent monthly annuity Income Payment is the same as that determined above for the first monthly payment.

     For variable Income Payments, the amount of the second and each subsequent monthly annuity Income Payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each annuity Income Payment is due.

                               ANNUITY UNIT VALUES
                               -------------------

     The value of an Annuity Unit is determined independently for each Variable Portfolio.

     The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity Income Payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity Income Payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity Income Payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity Income Payments to increase (or not to decrease).

     The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each Income Payment will vary accordingly.

     For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

     The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

     The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

     (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

     (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

     The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.

     ILLUSTRATIVE EXAMPLE
     --------------------

     Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been

$11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                    NIF = ($11.46/$11.44)

                        = 1.00174825

     The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the Income Payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable Income Payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                            (1/12)
                  1/[(1.035)      ] = 0.99713732

     In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                 $10.103523 x 1.00174825 x 0.99713732 = $10.092213

     To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

     The NIF measures the performance of the funds that are basis for the amount of future annuity income payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF) / (1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is less that one and payments are decreased.

VARIABLE ANNUITY INCOME PAYMENTS

     ILLUSTRATIVE EXAMPLE
     --------------------

     Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 4, a Life Annuity with 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second Annuity Income Payment date is $13.327695.

     P's first variable Annuity Income Payment is determined from annuity factor tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity factors for each $1,000 of applied contract value, P's first variable Annuity Income Payment is determined by multiplying the monthly factor of $5.21 (Option 4 tables, male Annuitant age 60 at the Annuity
Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.21 x ($116,412.31/$1,000) = $606.51

     The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable Annuity Income Payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $606.51/$13.256932 = 45.750404

     P's second variable Income Payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

                Second Payment = 45.750404 x $13.327695 = $609.75

     The third and subsequent variable Annuity Income Payments are computed in a manner similar to the second variable Annuity Income Payment.

     Note that the amount of the first variable Annuity Income Payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable Income Payments.

                                      TAXES
                                      -----

GENERAL

Note: DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLAN AND PROGRAM ARE INTENDED FOR GENERAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. A natural owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.


The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.



TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS



If you make partial or total withdrawals from a non-qualified contract, the Code generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other purchase payments and earnings in the contract. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:



    -  after attaining age 591/2;



    -  when paid to your beneficiary after you die;



    -  after you become disabled (as defined in the Code);



    - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 591/2, whichever is later;

    -  under an immediate annuity contract;



    - which are attributable to Purchase Payments made prior to August 14, 1982.



On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers).
An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.



TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS


Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA contributions and designated Roth contributions to a 403(b), 401(k), or governmental 457(b) plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from designated Roth accounts in a 403(b), 401(k) or governmental 457(b) plan, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Qualified Distributions from Roth IRAs and designated Roth accounts in 403(b), 401(k), and governmental 457(b) plans which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply;

     - payments to certain reservists called up for active duty after September 11, 2001; and

     - payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee's right to elect out of withholding or to elect a different rate of withholding. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under
Section 457(b) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; (3) minimum distributions required to be made under the Code; and (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or,
(2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).


Funds in a Qualified contract may be rolled directly over to a Roth IRA. Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

The Small Business Jobs Act of 2010 subsequently added the ability for "in-Plan" rollovers of eligible rollover distribution from pre-tax accounts to a designated Roth account in certain employer-sponsored plans which otherwise include or permit designated Roth accounts. The American Taxpayer Relief Act of 2013 ("ATRA") expanded the ability for such in-Plan Roth conversions by permitting eligible plans that include an in-plan Roth contribution feature to offer participants the option of converting any amounts held in the plan to after-tax Roth, regardless of whether those amounts are currently distributable.

DIVERSIFICATION -- SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person such as a corporation or certain other entities. Such Contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan (other than a plan funded with IRAs) or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. However, Revenue Procedure 2011-38 provides that a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies, will be treated as a tax-free exchange under Code section 1035 if no amounts, other than amounts received an annuity for a period of 10 years or more or during one or more lives, are received under the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, on the date the contract is placed in-force). Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan. The following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan. Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrender from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities


Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and not-for-profit organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract if certain conditions are met. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2014 is the lesser of 100% of includible compensation or $17,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,500 in 2014 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2014 may not exceed the lesser of $52,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.


On July 26, 2007, the Department of the Treasury published final 403(b) regulations that largely became effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.


The final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.


The foregoing discussion is intended as a general discussion only, and you may wish to discuss the 403(b) regulations and/or the general information above with your tax advisor.

(c) Individual Retirement Annuities


Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2014 is the lesser of $5,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2014. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner nor the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI in 2014 of less than $96,000, your contribution may be fully deductible; if your income is between $96,000 and $116,000, your contribution may be partially deductible and if your income is $116,000 or more, your contribution may not be deductible. If you are single and your income in 2014 is less than $60,000, your contribution may be fully deductible; if your income is between $60,000 and $70,000, your contribution may be partially deductible and if your income is $70,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is: if your modified AGI in 2014 is between $181,000 and $191,000, your contribution may be partially deductible.

(d) Roth IRAs


Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2014 is the lesser of $5,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2014. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income in 2014 is less than:
$181,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $114,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.


(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans -- Section 457(b)


Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from, or in some cases made available under the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

             BROKER-DEALER FIRMS RECEIVING REVENUE SHARING PAYMENTS
             ------------------------------------------------------


The following list includes the names of member firms of FINRA (or their affiliated broker-dealers) that we believe received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2013, from American General Life Insurance Company and The United States Life Insurance Company in the City of New York, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

BancWest Investment Services, Inc.
Capital Investment Group, Inc
CCO Investment Services Corporation
Cetera Advisor Network LLC
Cetera Advisors LLC
Cetera Investment Services LLC
cfd Investments, Inc
Citigroup Global Markets Inc.
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Fifth Third Securities, Inc.
FSC Securities Corp.
Infinex Investments, Inc.
ING Financial Partners, Inc.
Investacorp, Inc
Investment Professionals, Inc.
Janney Montgomery Scott LLC.
J.J.B. Hilliard, W.L. Lyons, Inc.
James Borello & Co
Lincoln Financial Advisor
Lincoln Financial Securities
LPL Financial Corporation
Morgan Stanley & Co., Incorporated
M&T Securities, Inc.
NEXT Financial Group, Inc.
Raymond James & Associates
Raymond James Financial
RBC Capital Markets Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Sammons Securities Co. LLC
Santander Securities LLC
Securities America, Inc.
Signator Investors/John Hancock Financial Network
Triad Advisors, Inc
UBS Financial Services Inc.
UnionBanc Investment Services
United Planners Financial Services of
 America BBVA Compass Investment Solutions, Inc.
U.S. Bancorp Investments, Inc.
Wells Fargo Advisor, LLC
Wescom Financial Services


We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                            DISTRIBUTION OF CONTRACTS
                            -------------------------


     The contracts are offered on a continuous basis through AIG Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. AIG Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Company and
AIG Capital Services, Inc. are each an indirect, wholly owned subsidiary of American International Group. No underwriting fees are paid in connection with the distribution of the contracts.


                              FINANCIAL STATEMENTS
                              --------------------

     PricewaterhouseCoopers LLP, located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, serves as the independent registered public accounting firm for FS Variable Separate Account, The United States Life Insurance Company in the City of New York ("US Life") and American International Group, Inc.

     You may obtain a free copy of these financial statements if you write us at our Annuity Service Center or call us at 1-800-445-7862. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

     The following financial statements are included in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:


     - Audited Financial Statements of FS Variable Separate Account of The United States Life Insurance Company in the City of New York for the year ended December 31, 2013 and the results of its operations and the changes in its net assets for each of the periods indicated



     - Audited Financial Statements of The United States Life Insurance Company in the City of New York for the years ended December 31, 2013, 2012 and 2011


     The financial statements of US Life should be considered only as bearing on the ability of US Life to meet its obligation under the contracts.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION


     On February 18, 2014, American International Group, Inc. and the Company entered into an Amended and Restated Unconditional Capital Maintenance Agreement. As a result, the financial statements of American International Group, Inc. are incorporated by reference below. American International Group, Inc. does not underwrite any contracts referenced herein.


     The following financial statements are incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:


     - Consolidated Financial Statements and Financial Statement Schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) which appears in American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2013


     The following financial statements are also incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting:


     - Consolidated Financial Statements of AIA Group Limited incorporated by reference to American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2013

                                                    FS Variable Separate Account
                The United States Life Insurance Company in the City of New York

                                                                            2013

                                                                   Annual Report

                                                               December 31, 2013

               REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
The United States Life Insurance Company in the City of New York and Contract Owners of

FS Variable Separate Account

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of the FS Variable Separate Account at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The United States Life Insurance Company in the City of New York; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2013 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

April 25, 2014

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

                                                    Due from                                                           Net assets
                                   Investment       (to) US                                       Contract owners -  attributable to
                                  securities -   Life Insurance                Contract owners -    accumulation     contract owner
Sub-accounts                      at fair value     Company       Net Assets   annuity reserves       reserves          reserves
--------------------------------  -------------  --------------   -----------  -----------------  -----------------  --------------
Lord Abbett Growth and
  Income Portfolio Class VC       $  14,428,235  $            -   $14,428,235  $           3,070  $      14,425,165  $   14,428,235
American Funds Growth-Income
  Fund Class 2                       12,651,413              11    12,651,424                  -         12,651,424      12,651,424
American Funds Growth Fund
  Class 2                            10,504,382               6    10,504,388              1,612         10,502,776      10,504,388
Lord Abbett Mid Cap Stock
  Portfolio Class VC                    168,843               -       168,843                  -            168,843         168,843
American Funds Asset
  Allocation Fund Class 2             2,707,916               -     2,707,916                  -          2,707,916       2,707,916
American Funds Global Growth
  Fund Class 2                        9,824,239              13     9,824,252              2,271          9,821,981       9,824,252
Principal Equity Income
  Account Class 2                       703,073               -       703,073                  -            703,073         703,073
Principal LargeCap Blend
  Account II Class 2                     57,898               -        57,898                  -             57,898          57,898
Principal LargeCap Growth
  Account Class 2                        31,367               -        31,367                  -             31,367          31,367
Principal Income Account
  Class 2                               206,162               -       206,162                  -            206,162         206,162
Principal Diversified
  International Account
  Class 2                               204,674               -       204,674                  -            204,674         204,674
Principal Money Market
  Account Class 2                       102,179               -       102,179                  -            102,179         102,179
Principal Real Estate
  Securities Account Class 2             16,505               -        16,505                  -             16,505          16,505
Principal SAM Balanced
  Portfolio Class 2                   8,571,058               -     8,571,058                  -          8,571,058       8,571,058
Principal SAM Conservative
  Balanced Portfolio Class 2            123,695               -       123,695                  -            123,695         123,695
Principal SAM Conservative
  Growth Portfolio Class 2              723,838               -       723,838                  -            723,838         723,838
Principal SAM Flexible
  Income Portfolio Class 2              558,767               -       558,767                  -            558,767         558,767
Principal SAM Strategic
  Growth Portfolio Class 2              373,109               -       373,109                  -            373,109         373,109
Principal Short-Term
  Income Account Class 2                 46,331               -        46,331                  -             46,331          46,331
Principal SmallCap Growth
  Account II Class 2                     59,420               -        59,420                  -             59,420          59,420
Principal Government & High
  Quality Bond Class 2                    9,640               -         9,640                  -              9,640           9,640
Principal PVC Principal Capital
  Appreciation Account Class 2          317,871               -       317,871                  -            317,871         317,871
Principal PVC MidCap Blend
  Acct Class 2                        1,370,794               -     1,370,794                  -          1,370,794       1,370,794
Columbia VP Income
  Opportunities Fund Class 1            127,353               -       127,353                  -            127,353         127,353
Invesco VI American
  Franchise Fund Series II              698,718               -       698,718                  -            698,718         698,718
Invesco VI Comstock Fund
  Series II                          16,837,568               -    16,837,568              8,038         16,829,530      16,837,568
Invesco VI Growth and
  Income Fund Series II              29,135,739              13    29,135,752              9,925         29,125,827      29,135,752
Franklin Income Securities
  Fund                               12,553,946               -    12,553,946                  -         12,553,946      12,553,946
Franklin Templeton VIP
  Founding Funds Allocations
  Fund Class 2                        3,955,781               -     3,955,781                  -          3,955,781       3,955,781
Columbia VP Marsico Focused
  Equities Fund Class 1                 678,046               -       678,046                  -            678,046         678,046
AST Growth Portfolio Class 1          4,502,945               -     4,502,945             16,727          4,486,218       4,502,945
AST Growth Portfolio Class 3          6,790,328               -     6,790,328                  -          6,790,328       6,790,328
AST Government and Quality
  Bond Portfolio Class 1              4,284,198               -     4,284,198            190,860          4,093,338       4,284,198
AST Government and Quality
  Bond Portfolio Class 3             35,567,294               -    35,567,294              3,672         35,563,622      35,567,294
AST Capital Appreciation
  Portfolio Class 1                   9,266,261               -     9,266,261            129,651          9,136,610       9,266,261
AST Capital Appreciation
  Portfolio Class 3                  24,327,757              18    24,327,775              3,051         24,324,724      24,327,775
AST Natural Resources
  Portfolio Class 1                   1,911,825               -     1,911,825                  -          1,911,825       1,911,825
AST Natural Resources
  Portfolio Class 3                   6,356,095               -     6,356,095                  -          6,356,095       6,356,095
SAST Small Company
  Value Portfolio Class 3            12,187,892               7    12,187,899              5,051         12,182,848      12,187,899
SAST Mid-Cap Growth
  Portfolio Class 1                   2,245,830               -     2,245,830                  -          2,245,830       2,245,830
SAST Mid-Cap Growth
  Portfolio Class 3                   7,534,765               -     7,534,765              2,139          7,532,626       7,534,765
SAST Capital Growth
  Portfolio Class 1                     356,511               -       356,511                  -            356,511         356,511
SAST Capital Growth
  Portfolio Class 3                   2,696,885               -     2,696,885                  -          2,696,885       2,696,885
SAST Blue Chip Growth
  Portfolio Class 1                     678,982               -       678,982                  -            678,982         678,982
SAST Blue Chip Growth
  Portfolio Class 3                   4,854,902               -     4,854,902              1,006          4,853,896       4,854,902
SAST Growth Opportunities
  Portfolio Class 1                     427,376               -       427,376                  -            427,376         427,376
SAST Growth Opportunities
  Portfolio Class 3                  10,017,080              11    10,017,091              6,194         10,010,897      10,017,091
SAST Technology Portfolio
  Class 1                               161,861               -       161,861                  -            161,861         161,861
SAST Technology Portfolio
  Class 3                             1,333,874               -     1,333,874                  -          1,333,874       1,333,874
SAST Marsico Focused
  Growth Portfolio Class 3            5,405,105               -     5,405,105              2,026          5,403,079       5,405,105
SAST Small & Mid Cap
  Value Portfolio Class 3            28,439,268              13    28,439,281             19,118         28,420,163      28,439,281
SAST Foreign Value
  Portfolio Class 3                  29,619,095               -    29,619,095             13,040         29,606,055      29,619,095
SAST VCP Value
  Portfolio Class 3                   3,638,596               -     3,638,596                  -          3,638,596       3,638,596
SAST VCP Total Return
  Balanced Portfolio Class 3          3,419,414               -     3,419,414                  -          3,419,414       3,419,414
SAST Protected Asset
  Allocation SAST
  Portfolio Class 3                   6,309,836               -     6,309,836                  -          6,309,836       6,309,836
SAST American Funds
  Growth Portfolio Class 3           14,510,545               -    14,510,545              2,927         14,507,618      14,510,545
SAST American Funds Global
  Growth Portfolio Class 3           21,662,517               -    21,662,517              8,721         21,653,796      21,662,517
SAST American Funds
  Growth-Income
  Portfolio Class 3                  11,921,248               -    11,921,248              1,002         11,920,246      11,921,248
SAST American Funds
  Asset Allocation
  Portfolio Class 3                   5,853,937               -     5,853,937                  -          5,853,937       5,853,937
SAST Cash Management
  Portfolio Class 1                   2,994,723               -     2,994,723              8,168          2,986,555       2,994,723
SAST Cash Management
  Portfolio Class 3                   7,745,851               -     7,745,851                  -          7,745,851       7,745,851
SAST Corporate Bond
  Portfolio Class 1                   3,327,621               -     3,327,621             43,252          3,284,369       3,327,621
SAST Corporate Bond
  Portfolio Class 3                  36,778,899               -    36,778,899              3,808         36,775,091      36,778,899
SAST Global Bond
  Portfolio Class 1                   1,496,758               -     1,496,758             26,960          1,469,798       1,496,758
SAST Global Bond
  Portfolio Class 3                  13,392,604               -    13,392,604                  -         13,392,604      13,392,604
SAST High-Yield Bond
  Portfolio Class 1                   3,971,793               -     3,971,793             11,519          3,960,274       3,971,793
SAST High-Yield Bond
  Portfolio Class 3                   7,057,011               -     7,057,011                  -          7,057,011       7,057,011
AST Asset Allocation
  Portfolio Class 1                   3,786,152               -     3,786,152              4,519          3,781,633       3,786,152
AST Asset Allocation
  Portfolio Class 3                   3,833,733               -     3,833,733                  -          3,833,733       3,833,733
SAST Growth-Income
  Portfolio Class 1                   7,834,592               -     7,834,592             18,128          7,816,464       7,834,592
SAST Growth-Income
  Portfolio Class 3                   7,364,944               -     7,364,944              6,202          7,358,742       7,364,944
SAST Global Equities
  Portfolio Class 1                   1,781,935               -     1,781,935              2,298          1,779,637       1,781,935
SAST Global Equities
  Portfolio Class 3                   2,196,618               -     2,196,618                  -          2,196,618       2,196,618
SAST Alliance Growth
  Portfolio Class 1                   9,748,966               -     9,748,966            147,542          9,601,424       9,748,966
SAST Alliance Growth
  Portfolio Class 3                   7,940,062              30     7,940,092                  -          7,940,092       7,940,092

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED
DECEMBER 31, 2013

                                                    Due from                                                           Net assets
                                   Investment       (to) US                                       Contract owners -  attributable to
                                  securities -   Life Insurance                Contract owners -    accumulation     contract owner
Sub-accounts                      at fair value     Company       Net Assets   annuity reserves       reserves          reserves
--------------------------------  -------------  --------------   -----------  -----------------  -----------------  --------------
SAST MFS Massachusetts
    Investors Trust
    Portfolio Class 1             $   2,773,802  $            -   $ 2,773,802  $          18,509  $       2,755,293  $    2,773,802
SAST MFS Massachusetts
    Investors Trust
    Portfolio Class 3                16,839,374               -    16,839,374              8,222         16,831,152      16,839,374
SAST Fundamental Growth
    Portfolio Class 1                 2,612,906               -     2,612,906              3,596          2,609,310       2,612,906
SAST Fundamental Growth
    Portfolio Class 3                 4,379,096               -     4,379,096                  -          4,379,096       4,379,096
SAST Dynamic Allocation
    Portfolio Class 3               391,106,970               -   391,106,970                  -        391,106,970     391,106,970
SAST International
    Diversified Equities
    Portfolio Class 1                 2,645,864               -     2,645,864              6,353          2,639,511       2,645,864
SAST International
    Diversified Equities
    Portfolio Class 3                10,129,396              49    10,129,445                  -         10,129,445      10,129,445
SAST Davis Venture Value
    Portfolio Class 1                16,391,244               -    16,391,244             50,342         16,340,902      16,391,244
SAST Davis Venture Value
    Portfolio Class 3                26,792,883              27    26,792,910              4,011         26,788,899      26,792,910
SAST MFS Total Return
    Portfolio Class 1                 5,285,644               -     5,285,644             96,006          5,189,638       5,285,644
SAST MFS Total Return
    Portfolio Class 3                11,418,682               -    11,418,682              1,571         11,417,111      11,418,682
SAST Total Return Bond
    Portfolio Class 1                 1,809,288               -     1,809,288              6,115          1,803,173       1,809,288
SAST Total Return Bond
    Portfolio Class 3                47,779,205               -    47,779,205             21,366         47,757,839      47,779,205
SAST Telecom Utility
    Portfolio Class 1                   984,791               -       984,791              1,270            983,521         984,791
SAST Telecom Utility
    Portfolio Class 3                 1,383,110               -     1,383,110                  -          1,383,110       1,383,110
SAST Equity Opportunities
    Portfolio Class 1                 2,333,665               -     2,333,665             28,420          2,305,245       2,333,665
SAST Equity Opportunities
    Portfolio Class 3                 2,165,843               -     2,165,843                  -          2,165,843       2,165,843
SAST Aggressive Growth
    Portfolio Class 1                 2,064,625               -     2,064,625              9,064          2,055,561       2,064,625
SAST Aggressive Growth
    Portfolio Class 3                 4,460,479              (1)    4,460,478              1,613          4,458,865       4,460,478
SAST International Growth
    and Income Portfolio
    Class 1                           2,290,089               -     2,290,089             15,085          2,275,004       2,290,089
SAST International Growth
    and Income Portfolio
    Class 3                          10,987,370              41    10,987,411                  -         10,987,411      10,987,411
SAST Emerging Markets
    Portfolio Class 1                 1,838,226               -     1,838,226             44,496          1,793,730       1,838,226
SAST Emerging Markets
    Portfolio Class 3                 8,484,924              32     8,484,956              1,447          8,483,509       8,484,956
SAST SunAmerica Dynamic
    Strategy Portfolio
    Class 3                         173,521,294               -   173,521,294                  -        173,521,294     173,521,294
SAST Real Estate Portfolio
    Class 1                           1,382,099               -     1,382,099                195          1,381,904       1,382,099
SAST Real Estate Portfolio
    Class 3                          14,216,876              66    14,216,942              2,927         14,214,015      14,216,942
SAST Dogs of Wall Street
    Portfolio Class 1                 1,303,073               -     1,303,073                  -          1,303,073       1,303,073
SAST Dogs of Wall Street
    Portfolio Class 3                 3,682,517               -     3,682,517                  -          3,682,517       3,682,517
SAST Balanced Portfolio
    Class 1                           3,306,159               -     3,306,159             19,574          3,286,585       3,306,159
SAST Balanced Portfolio
    Class 3                          10,145,275               -    10,145,275                949         10,144,326      10,145,275
SST Allocation Balanced
    Portfolio Class 3                13,924,876               -    13,924,876                  -         13,924,876      13,924,876
SST Allocation Moderate
    Portfolio Class 3                13,860,740               -    13,860,740                  -         13,860,740      13,860,740
SST Allocation Moderate
    Growth Portfolio Class 3          9,177,599               -     9,177,599                  -          9,177,599       9,177,599
SST Allocation Growth
    Portfolio Class 3                 2,247,216               -     2,247,216                  -          2,247,216       2,247,216
SST Real Return Portfolio
    Class 3                          16,298,513               -    16,298,513              2,141         16,296,372      16,298,513

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

                              A             B            A+B=C            D             E                F             C+D+E+F
                                      Mortality and                                               Net change in
                                       expense risk                 Net realized   Capital gain     unrealized        Increase
                          Dividends        and             Net       gain (loss)  distributions    appreciation   (decrease) in net
                         from mutual  administrative   investment        on            from       (depreciation)  assets resulting
Sub-accounts                funds        charges      income (loss)  investments   mutual funds   of investments   from operations
-----------------------  -----------  --------------  ------------- ------------  -------------   --------------  -----------------
Lord Abbett Growth
  and Income
  Portfolio Class VC     $    77,074        (214,268) $   (137,194) $    672,527  $           -        3,474,337  $      4,009,670
American Funds
  Growth-Income
  Fund Class 2               158,999        (168,934)       (9,935)      415,187              -        2,906,236         3,311,488
American Funds
  Growth Fund
  Class 2                     91,334        (142,597)      (51,263)      336,042              -        2,190,553         2,475,332
Lord Abbett Mid
  Cap Stock
  Portfolio Class VC             655          (1,328)         (673)       10,615              -           29,892            39,834
American Funds
  Asset Allocation
  Fund Class 2                35,098         (19,127)       15,971       109,823              -          336,546           462,340
American Funds
  Global Growth
  Fund Class 2               113,838        (130,961)      (17,123)      428,763              -        1,876,642         2,288,282
Principal Equity
  Income Account
  Class 2                     20,234         (11,638)        8,596        21,048              -          134,815           164,459
Principal LargeCap
  Blend Account II
  Class 2                      1,033          (1,148)         (115)        7,279              -           10,660            17,824
Principal LargeCap
  Growth Account
  Class 2                        345            (534)         (189)        2,736              1            6,891             9,439
Principal Income
  Account Class 2             10,308          (3,504)        6,804         3,818              -          (13,500)           (2,878)
Principal
  Diversified
  International
  Account Class 2              4,237          (4,793)         (556)     (113,582)             -          152,069            37,931
Principal Money
  Market Account
  Class 2                          -          (1,754)       (1,754)            -              -                -            (1,754)
Principal Real
  Estate
  Securities
  Account Class 2                181            (307)         (126)          514              -              652             1,040
Principal SAM
  Balanced
  Portfolio Class 2          169,867        (130,222)       39,645       117,081         93,305          863,522         1,113,553
Principal SAM
  Conservative
  Balanced
  Portfolio Class 2            3,170          (2,024)        1,146         1,471          1,254            7,145            11,016
Principal SAM
  Conservative
  Growth Portfolio
  Class 2                     11,332         (12,239)         (907)       45,293              -           99,812           144,198
Principal SAM
  Flexible Income
  Portfolio Class 2           18,907          (9,472)        9,435        13,341          7,671            1,542            31,989
Principal SAM
  Strategic Growth
  Portfolio Class 2            3,867          (5,329)       (1,462)        1,000              -           76,438            75,976
Principal
  Short-Term
  Income Account
  Class 2                        743            (692)           51            74              -             (243)             (118)
Principal SmallCap
  Growth Account
  II Class 2                       -            (823)         (823)          571              -           18,475            18,223
Principal
  Government &
  High Quality
  Bond Class 2                   360            (153)          207             -              -             (490)             (283)
Principal PVC
  Principal
  Capital
  Appreciation
  Account Class 2             21,290          (5,147)       16,143         1,961         51,904           13,395            83,403
Principal PVC
  MidCap Blend
  Acct Class 2                15,736         (22,038)       (6,302)       77,880         58,926          228,246           358,750
Columbia VP Income
  Opportunities
  Fund Class 1                20,186          (2,454)       17,732         3,488          6,096          (22,013)            5,303
Invesco VI
  American
  Franchise Fund
  Series II                    1,589         (10,079)       (8,490)       81,255              -          146,042           218,807
Invesco VI
  Comstock Fund
  Series II                  226,168        (240,707)      (14,539)    1,274,988              -        3,372,563         4,633,012
Invesco VI Growth
  and Income Fund
  Series II                  352,786        (433,492)      (80,706)    1,867,657        243,789        5,737,884         7,768,624
Franklin Income
  Securities Fund            732,062        (176,061)      556,001       138,544              -          608,261         1,302,806
Franklin Templeton
  VIP Founding
  Funds
  Allocations Fund
  Class 2                    498,748         (60,733)      438,015        47,027        727,350         (423,642)          788,750
Columbia VP
  Marsico Focused
  Equities Fund
  Class 1                      2,742         (10,173)       (7,431)       11,981         94,013           97,054           195,617
AST Growth
  Portfolio Class 1           32,947         (63,105)      (30,158)       97,486              -        1,120,319         1,187,647
AST Growth
  Portfolio Class 3           35,177        (101,986)      (66,809)      290,306              -        1,643,586         1,867,083
AST Government and
  Quality Bond
  Portfolio Class 1          115,031         (72,469)       42,562        22,543         44,301         (278,181)         (168,775)
AST Government and
  Quality Bond
  Portfolio Class 3          773,019        (536,103)      236,916       (20,895)       331,110       (1,917,896)       (1,370,765)
AST Capital
  Appreciation
  Portfolio Class 1                -        (133,666)     (133,666)      400,359        977,357        1,312,614         2,556,664
AST Capital
  Appreciation
  Portfolio Class 3                -        (346,718)     (346,718)    1,326,655      2,641,015        2,950,756         6,571,708
AST Natural
  Resources
  Portfolio Class 1           18,233         (29,877)      (11,644)     (181,985)             -          263,206            69,577
AST Natural
  Resources
  Portfolio Class 3           45,529        (103,654)      (58,125)     (608,154)             -          927,228           260,949
SAST Small Company
  Value Portfolio
  Class 3                     76,825        (179,200)     (102,375)    1,273,874         37,476        2,080,568         3,289,543
SAST Mid-Cap
  Growth Portfolio
  Class 1                          -         (32,223)      (32,223)      158,280              -          591,654           717,711
SAST Mid-Cap
  Growth Portfolio
  Class 3                          -        (107,385)     (107,385)      653,842              -        1,764,394         2,310,851
SAST Capital
  Growth Portfolio
  Class 1                      2,562          (4,886)       (2,324)       21,319              -           59,980            78,975
SAST Capital
  Growth Portfolio
  Class 3                     14,509         (40,653)      (26,144)      124,444              -          515,318           613,618
SAST Blue Chip
  Growth Portfolio
  Class 1                      2,164          (9,354)       (7,190)       28,191         47,198          105,154           173,353
SAST Blue Chip
  Growth Portfolio
  Class 3                      5,495         (65,562)      (60,067)      141,839        337,528          778,358         1,197,658
SAST Growth
  Opportunities
  Portfolio Class 1                -          (6,508)       (6,508)       37,720         22,859           74,551           128,622
SAST Growth
  Opportunities
  Portfolio Class 3                -        (153,280)     (153,280)      867,966        559,990        1,706,255         2,980,931
SAST Technology
  Portfolio Class 1                -          (2,559)       (2,559)       17,979              -           20,652            36,072
SAST Technology
  Portfolio Class 3                -         (18,043)      (18,043)       84,051              -          188,170           254,178
SAST Marsico
  Focused Growth
  Portfolio Class 3              582         (75,619)      (75,037)      228,959        143,807        1,068,136         1,365,865
SAST Small & Mid
  Cap Value
  Portfolio Class 3           71,049        (434,980)     (363,931)    2,386,522      2,030,793        4,291,728         8,345,112
SAST Foreign Value
  Portfolio Class 3          477,199        (445,879)       31,320       749,268              -        4,850,721         5,631,309
SAST VCP Value
  Portfolio Class 3            8,002         (12,419)       (4,417)        1,004          3,039          134,651           134,277
SAST VCP Total
  Return Balanced
  Portfolio Class 3           16,915         (11,460)        5,455           751         76,388           45,494           128,088
SAST Protected
  Asset Allocation
  SAST Portfolio
  Class 3                      2,164         (34,836)      (32,672)        8,646              -          393,402           369,376
SAST American
  Funds Growth
  Portfolio Class 3           64,412        (215,864)     (151,452)      865,472              -        2,630,213         3,344,233
SAST American
  Funds Global
  Growth Portfolio
  Class 3                    118,291        (327,399)     (209,108)    1,212,304              -        3,989,003         4,992,199
SAST American
  Funds
  Growth-Income
  Portfolio Class 3          137,160        (181,473)      (44,313)      983,507              -        2,154,229         3,093,423
SAST American
  Funds Asset
  Allocation
  Portfolio Class 3           72,670         (84,826)      (12,156)      356,209          7,343          684,325         1,035,721
SAST Cash
  Management
  Portfolio Class 1                -         (45,531)      (45,531)       (6,060)             -           (1,876)          (53,467)
SAST Cash
  Management
  Portfolio Class 3                -        (108,956)     (108,956)      (44,477)             -            8,570          (144,863)

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

                              A             B            A+B=C            D             E                F             C+D+E+F
                                      Mortality and                                               Net change in
                                       expense risk                 Net realized   Capital gain     unrealized        Increase
                          Dividends        and             Net       gain (loss)  distributions    appreciation   (decrease) in net
                         from mutual  administrative   investment        on            from       (depreciation)  assets resulting
Sub-accounts                funds        charges      income (loss)  investments   mutual funds   of investments   from operations
-----------------------  -----------  --------------  ------------  ------------  -------------   --------------   -----------------
SAST Corporate Bond
  Portfolio Class 1      $   147,063         (53,884) $     93,179  $     88,132  $   40,327.00         (230,364) $         (8,726)
SAST Corporate Bond
  Portfolio Class 3        1,483,850        (524,328)      959,522       324,333        430,427       (1,829,627)         (115,345)
SAST Global Bond
  Portfolio Class 1           17,570         (24,431)       (6,861)      (33,039)        12,960          (63,726)          (90,666)
SAST Global Bond
  Portfolio Class 3          120,136        (176,186)      (56,050)     (133,259)       110,007         (506,547)         (585,849)
SAST High-Yield Bond
  Portfolio Class 1          202,276         (57,474)      144,802       168,145              -          (99,859)          213,088
SAST High-Yield Bond
  Portfolio Class 3          354,360         (98,411)      255,949        95,257              -           31,988           383,194
AST Asset Allocation
  Portfolio Class 1          105,802         (56,201)       49,601        72,745              -          430,913           553,259
AST Asset Allocation
  Portfolio Class 3           94,965         (58,118)       36,847        82,937              -          424,154           543,938
SAST Growth-Income
  Portfolio Class 1          109,377        (110,769)       (1,392)      261,372        134,404        1,508,387         1,902,771
SAST Growth-Income
  Portfolio Class 3           89,589         (95,178)       (5,589)      241,271        122,525        1,210,117         1,568,324
SAST Global Equities
  Portfolio Class 1            9,344         (27,015)      (17,671)       38,785              -          365,268           386,382
SAST Global Equities
  Portfolio Class 3            6,807         (32,269)      (25,462)       56,399              -          403,994           434,931
SAST Alliance Growth
  Portfolio Class 1           25,078        (138,176)     (113,098)      340,866              -        2,552,112         2,779,880
SAST Alliance Growth
  Portfolio Class 3            1,507        (114,812)     (113,305)      591,077              -        1,771,766         2,249,538
SAST MFS Massachusetts
  Investors Trust
  Portfolio Class 1           17,510         (42,492)      (24,982)      221,335         55,599          476,068           728,020
SAST MFS Massachusetts
  Investors Trust
  Portfolio Class 3           66,766        (244,953)     (178,187)    1,011,339        316,117        2,945,527         4,094,796
SAST Fundamental Growth
  Portfolio Class 1                -         (36,170)      (36,170)       26,823              -          727,372           718,025
SAST Fundamental Growth
  Portfolio Class 3                -         (67,728)      (67,728)      294,311              -        1,036,370         1,262,953
SAST Dynamic Allocation
  Portfolio Class 3                -      (3,563,341)   (3,563,341)      264,483        435,350       35,848,475        32,984,967
SAST International
  Diversified Equities
  Portfolio Class 1           66,570         (37,732)       28,838       (15,283)             -          416,490           430,045
SAST International
  Diversified Equities
  Portfolio Class 3          237,674        (151,698)       85,976       105,604              -        1,469,305         1,660,885
SAST Davis Venture Value
  Portfolio Class 1          180,986        (232,125)      (51,139)      351,627        898,187        2,981,307         4,179,982
SAST Davis Venture Value
  Portfolio Class 3          243,638        (405,121)     (161,483)      936,507      1,522,094        4,873,645         7,170,763
SAST MFS Total Return
  Portfolio Class 1          121,627         (81,034)       40,593       131,428              -          667,333           839,354
SAST MFS Total Return
  Portfolio Class 3          232,721        (167,504)       65,217       271,446              -        1,418,517         1,755,180
SAST Total Return Bond
  Portfolio Class 1           27,161         (30,396)       (3,235)       32,744         24,341         (158,792)         (104,942)
SAST Total Return Bond
  Portfolio Class 3          569,665        (686,701)     (117,036)       48,720        603,096       (2,972,376)       (2,437,596)
SAST Telecom Utility
  Portfolio Class 1           23,427         (15,197)        8,230        37,070              -          121,202           166,502
SAST Telecom Utility
  Portfolio Class 3           26,632         (17,441)        9,191        35,591              -          138,734           183,516
SAST Equity
  Opportunities
  Portfolio Class 1           12,126         (33,628)      (21,502)      149,518              -          437,862           565,878
SAST Equity
  Opportunities
  Portfolio Class 3            6,905         (26,231)      (19,326)       90,095              -          372,127           442,896
SAST Aggressive Growth
  Portfolio Class 1                -         (28,183)      (28,183)       31,572              -          627,671           631,060
SAST Aggressive Growth
  Portfolio Class 3                -         (50,629)      (50,629)      201,653              -          914,365         1,065,389
SAST International
  Growth and Income
  Portfolio Class 1           44,408         (32,980)       11,428       (13,274)             -          403,252           401,406
SAST International
  Growth and Income
  Portfolio Class 3          190,392        (176,088)       14,304       455,629              -        1,562,665         2,032,598
SAST Emerging Markets
  Portfolio Class 1           10,850         (29,607)      (18,757)       70,752              -         (155,194)         (103,199)
SAST Emerging Markets
  Portfolio Class 3           27,655        (131,384)     (103,729)      198,423              -         (521,080)         (426,386)
SAST SunAmerica Dynamic
  Strategy Portfolio
  Class 3                          -      (1,172,206)   (1,172,206)      125,180         35,902       11,865,022        10,853,898
SAST Real Estate
  Portfolio Class 1           17,465         (23,501)       (6,036)      108,213              -         (146,689)          (44,512)
SAST Real Estate
  Portfolio Class 3          134,585        (221,070)      (86,485)      685,120              -       (1,125,900)         (527,265)
SAST Dogs of Wall Street
  Portfolio Class 1           17,144         (19,234)       (2,090)      152,220              -          226,747           376,877
SAST Dogs of Wall Street
  Portfolio Class 3           44,493         (48,078)       (3,585)      228,473              -          644,016           868,904
SAST Balanced Portfolio
  Class 1                     48,785         (48,356)          429       103,263              -          410,021           513,713
SAST Balanced Portfolio
  Class 3                    127,098        (146,584)      (19,486)      116,305              -        1,369,389         1,466,208
SST Allocation Balanced
  Portfolio Class 3          236,423        (195,944)       40,479       108,179         83,189          934,906         1,166,753
SST Allocation Moderate
  Portfolio Class 3          196,011        (191,577)        4,434        83,380              -        1,399,640         1,487,454
SST Allocation Moderate
  Growth Portfolio
  Class 3                    115,930        (122,680)       (6,750)       47,949              -        1,110,917         1,152,116
SST Allocation Growth
  Portfolio Class 3           16,311         (29,248)      (12,937)       41,813              -          341,036           369,912
SST Real Return
  Portfolio Class 3          117,610        (218,461)     (100,851)       (7,449)             -         (876,156)         (984,456)

                            See accompanying notes.

FS  VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SCHEDULES OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2013

                                                         Net Asset       Value of
                                                         Value Per       Shares at         Cost of
Sub-accounts                                 Shares        Share        Fair Value       Shares Held      Level (1)
----------------------------------------  ----------     ---------     ------------     ------------     ----------
Lord Abbett Growth and
  Income Portfolio Class VC                  434,062     $   33.24     $ 14,428,235     $ 10,143,478         1
American Funds
  Growth-Income Fund
  Class 2                                    251,020         50.40       12,651,413        9,225,954         1
American Funds Growth
  Fund Class 2                               134,775         77.94       10,504,382        7,426,560         1
Lord Abbett Mid Cap
  Stock Portfolio Class VC                     7,206         23.43          168,843           87,183         1
American Funds Asset
  Allocation Fund Class 2                    121,268         22.33        2,707,916        2,098,727         1
American Funds Global
  Growth Fund Class 2                        328,350         29.92        9,824,239        6,961,691         1
Principal Equity Income
  Account Class 2                             33,688         20.87          703,073          573,067         1
Principal LargeCap Blend
  Account II Class 2                           5,710         10.14           57,898           43,409         1
Principal LargeCap
  Growth Account Class 2                       1,413         22.20           31,367           22,783         1
Principal Income Account
  Class 2                                     19,394         10.63          206,162          197,235         1
Principal Diversified
  International Account
  Class 2                                     13,672         14.97          204,674          260,369         1
Principal Money Market
  Account Class 2                            102,179          1.00          102,179          102,163         1
Principal Real Estate
  Securities Account
  Class 2                                        961         17.18           16,505           14,703         1
Principal SAM Balanced
  Portfolio Class 2                          466,072         18.39        8,571,058        6,999,689         1
Principal SAM
  Conservative Balanced
  Portfolio Class 2                            9,314         13.28          123,695          101,541         1
Principal SAM
  Conservative Growth
  Portfolio Class 2                           35,448         20.42          723,838          558,741         1
Principal SAM Flexible
  Income Portfolio Class 2                    41,025         13.62          558,767          486,041         1
Principal SAM Strategic
  Growth Portfolio Class 2                    15,958         23.38          373,109          311,560         1
Principal Short-Term
  Income Account Class 2                      17,888          2.59           46,331           44,516         1
Principal SmallCap
  Growth Account II
  Class 2                                      3,303         17.99           59,420           34,075         1
Principal Government &
  High Quality Bond
  Class 2                                        932         10.34            9,640            9,868         1
Principal PVC Principal
  Capital Appreciation
  Account Class 2                             13,097         24.27          317,871          294,113         1
Principal PVC MidCap
  Blend Acct Class 2                          23,171         59.16        1,370,794          863,104         1
Columbia VP Income
  Opportunities Fund
  Class 1                                     14,621          8.71          127,353          134,425         1
Invesco VI American
  Franchise Fund Series II                    14,093         49.58          698,718          415,478         1
Invesco VI Comstock Fund
  Series II                                  952,351         17.68       16,837,568       10,755,858         1
Invesco VI Growth and
  Income Fund Series II                    1,110,779         26.23       29,135,739       19,969,433         1
Franklin Income
  Securities Fund                            781,204         16.07       12,553,946       11,435,771         1
Franklin Templeton VIP
  Founding Funds
  Allocations Fund Class 2                   533,124          7.42        3,955,781        3,746,654         1
Columbia VP Marsico
  Focused Equities Fund
  Class 1                                     35,059         19.34          678,046          587,372         1
AST Growth Portfolio
  Class 1                                    153,446         29.35        4,502,945        3,229,755         1
AST Growth Portfolio
  Class 3                                    231,835         29.29        6,790,328        4,848,784         1
AST Government and
  Quality Bond Portfolio
  Class 1                                    291,148         14.71        4,284,198        4,445,354         1
AST Government and
  Quality Bond Portfolio
  Class 3                                  2,425,191         14.67       35,567,294       36,883,498         1
AST Capital Appreciation
  Portfolio Class 1                          188,182         49.24        9,266,261        6,768,521         1
AST Capital Appreciation
  Portfolio Class 3                          509,576         47.74       24,327,757       18,542,188         1
AST Natural Resources
  Portfolio Class 1                           80,705         23.69        1,911,825        2,379,605         1
AST Natural Resources
  Portfolio Class 3                          270,619         23.49        6,356,095        7,511,031         1
SAST Small Company Value
  Portfolio Class 3                          475,080         25.65       12,187,892        7,765,759         1
SAST Mid-Cap Growth
  Portfolio Class 1                          127,487         17.62        2,245,830        1,291,277         1
SAST Mid-Cap Growth
  Portfolio Class 3                          439,952         17.13        7,534,765        4,755,337         1
SAST Capital Growth
  Portfolio Class 1                           28,855         12.36          356,511          197,286         1
SAST Capital Growth
  Portfolio Class 3                          222,443         12.12        2,696,885        1,794,602         1
SAST Blue Chip Growth
  Portfolio Class 1                           71,317          9.52          678,982          460,326         1
SAST Blue Chip Growth
  Portfolio Class 3                          512,952          9.46        4,854,902        3,805,981         1

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SCHEDULES OF PORTFOLIO INVESTMENTS - CONTINUED
DECEMBER 31, 2013

                                                         Net Asset       Value of
                                                         Value Per       Shares at         Cost of
Sub-accounts                                 Shares        Share        Fair Value       Shares Held      Level (1)
----------------------------------------  ------------  -------------  ---------------  ----------------  ---------
SAST Growth
  Opportunities
  Portfolio Class 1                           41,475        $10.30     $    427,376     $    266,233         1
SAST Growth
  Opportunities
  Portfolio Class 3                        1,004,848          9.97       10,017,080        6,830,667         1
SAST Technology
  Portfolio Class 1                           44,129          3.67          161,861          115,962         1
SAST Technology
  Portfolio Class 3                          374,244          3.56        1,333,874          907,131         1
SAST Marsico Focused
  Growth Portfolio Class 3                   435,002         12.43        5,405,105        4,042,575         1
SAST Small & Mid Cap
  Value Portfolio Class 3                  1,294,712         21.97       28,439,268       20,700,310         1
SAST Foreign Value
  Portfolio Class 3                        1,739,254         17.03       29,619,095       23,801,078         1
SAST VCP Value Portfolio
  Class 3                                    328,464         11.08        3,638,596        3,503,945         1
SAST VCP Total Return
  Balanced Portfolio
  Class 3                                    323,436         10.57        3,419,414        3,373,920         1
SAST Protected Asset
  Allocation SAST
  Portfolio Class 3                          520,831         12.11        6,309,836        5,915,314         1
SAST American Funds
  Growth Portfolio Class 3                 1,033,445         14.04       14,510,545        9,644,202         1
SAST American Funds
  Global Growth
  Portfolio Class 3                        1,407,358         15.39       21,662,517       14,824,940         1
SAST American Funds
  Growth-Income
  Portfolio Class 3                          871,376         13.68       11,921,248        8,000,149         1
SAST American Funds
  Asset Allocation
  Portfolio Class 3                          420,198         13.93        5,853,937        4,640,461         1
SAST Cash Management
  Portfolio Class 1                          282,842         10.59        2,994,723        3,015,002         1
SAST Cash Management
  Portfolio Class 3                          741,392         10.45        7,745,851        7,881,943         1
SAST Corporate Bond
  Portfolio Class 1                          250,096         13.31        3,327,621        3,100,414         1
SAST Corporate Bond
  Portfolio Class 3                        2,779,787         13.23       36,778,899       36,582,097         1
SAST Global Bond
  Portfolio Class 1                          134,651         11.12        1,496,758        1,634,287         1
SAST Global Bond
  Portfolio Class 3                        1,220,057         10.98       13,392,604       14,482,070         1
SAST High-Yield Bond
  Portfolio Class 1                          661,818          6.00        3,971,793        3,774,750         1
SAST High-Yield Bond
  Portfolio Class 3                        1,182,631          5.97        7,057,011        6,594,636         1
AST Asset Allocation
  Portfolio Class 1                          233,610         16.21        3,786,152        3,087,941         1
AST Asset Allocation
  Portfolio Class 3                          237,771         16.12        3,833,733        3,159,280         1
SAST Growth-Income
  Portfolio Class 1                          262,342         29.86        7,834,592        5,587,753         1
SAST Growth-Income
  Portfolio Class 3                          247,417         29.77        7,364,944        5,819,591         1
SAST Global Equities
  Portfolio Class 1                           97,966         18.19        1,781,935        1,468,514         1
SAST Global Equities
  Portfolio Class 3                          121,611         18.06        2,196,618        1,592,521         1
SAST Alliance Growth
  Portfolio Class 1                          275,170         35.43        9,748,966        6,769,433         1
SAST Alliance Growth
  Portfolio Class 3                          225,506         35.21        7,940,062        4,907,619         1
SAST MFS Massachusetts
  Investors Trust
  Portfolio Class 1                          134,000         20.70        2,773,802        1,688,966         1
SAST MFS Massachusetts
  Investors Trust
  Portfolio Class 3                          816,263         20.63       16,839,374       11,403,925         1
SAST Fundamental Growth
  Portfolio Class 1                          105,376         24.80        2,612,906        2,053,700         1
SAST Fundamental Growth
  Portfolio Class 3                          180,648         24.24        4,379,096        2,650,898         1
SAST Dynamic Allocation
  Portfolio Class 3                       31,614,465         12.37      391,106,970      353,620,919         1
SAST International
  Diversified Equities
  Portfolio Class 1                          256,009         10.34        2,645,864        2,479,255         1
SAST International
  Diversified Equities
  Portfolio Class 3                          986,692         10.27       10,129,396        8,848,696         1
SAST Davis Venture Value
  Portfolio Class 1                          571,291         28.69       16,391,244       12,659,418         1
SAST Davis Venture Value
  Portfolio Class 3                          937,215         28.59       26,792,883       21,711,018         1
SAST MFS Total Return
  Portfolio Class 1                          290,115         18.22        5,285,644        4,319,256         1
SAST MFS Total Return
  Portfolio Class 3                          628,192         18.18       11,418,682        9,526,506         1
SAST Total Return Bond
  Portfolio Class 1                          207,202          8.73        1,809,288        1,806,642         1
SAST Total Return Bond
  Portfolio Class 3                        5,523,521          8.65       47,779,205       49,476,383         1
SAST Telecom Utility
  Portfolio Class 1                           69,272         14.22          984,791          757,271         1
SAST Telecom Utility
  Portfolio Class 3                           97,695         14.16        1,383,110        1,102,701         1
SAST Equity
  Opportunities
  Portfolio Class 1                          134,095         17.40        2,333,665        1,224,366         1
SAST Equity
  Opportunities
  Portfolio Class 3                          124,788         17.36        2,165,843        1,575,255         1
SAST Aggressive Growth
  Portfolio Class 1                          128,102         16.12        2,064,625        1,508,908         1
SAST Aggressive Growth
  Portfolio Class 3                          282,148         15.81        4,460,479        3,351,982         1
SAST International
  Growth and Income
  Portfolio Class 1                          212,374         10.78        2,290,089        1,994,463         1
SAST International
  Growth and Income
  Portfolio Class 3                        1,018,307         10.79       10,987,370        7,755,977         1
SAST Emerging Markets
  Portfolio Class 1                          234,787          7.83        1,838,226        1,449,878         1
SAST Emerging Markets
  Portfolio Class 3                        1,098,254          7.73        8,484,924        7,758,162         1

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SCHEDULES OF PORTFOLIO INVESTMENTS - CONTINUED
DECEMBER 31, 2013

                                                         Net Asset        Value of
                                                         Value Per        Shares at         Cost of
Sub-accounts                                 Shares        Share         Fair Value       Shares Held      Level (1)
----------------------------------------  ------------  -------------  ---------------  ----------------  ---------
SAST SunAmerica Dynamic
  Strategy Portfolio Class 3              14,198,697     $   12.22     $ 173,521,294     $161,620,808         1
SAST Real Estate
  Portfolio Class 1                           97,838         14.13         1,382,099        1,057,601         1
SAST Real Estate
  Portfolio Class 3                        1,013,534         14.03        14,216,876       11,485,694         1
SAST Dogs of Wall Street
  Portfolio Class 1                          101,933         12.78         1,303,073          761,153         1
SAST Dogs of Wall Street
  Portfolio Class 3                          289,572         12.72         3,682,517        2,707,944         1
SAST Balanced Portfolio Class 1              174,452         18.95         3,306,159        2,499,939         1
SAST Balanced Portfolio Class 3              537,246         18.88        10,145,275        8,297,011         1
SST Allocation Balanced
  Portfolio Class 3                        1,112,199         12.52        13,924,876       12,448,315         1
SST Allocation Moderate
  Portfolio Class 3                        1,104,979         12.54        13,860,740       11,935,158         1
SST Allocation Moderate
  Growth Portfolio Class 3                   709,692         12.93         9,177,599        7,703,298         1
SST Allocation Growth
  Portfolio Class 3                          181,326         12.39         2,247,216        1,833,724         1
SST Real Return
  Portfolio Class 3                        1,692,649          9.63        16,298,513       16,974,994         1

(1) Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                      Lord Abbett      American                                 American      American
                                         Growth         Funds         American     Lord Abbett    Funds         Funds      Principal
                                          and          Growth-         Funds           Mid        Asset        Global       Equity
                                         Income         Income         Growth       Cap Stock  Allocation      Growth       Income
                                       Portfolio         Fund           Fund        Portfolio     Fund          Fund        Account
                                        Class VC       Class 2        Class 2       Class VC     Class 2       Class 2      Class 2
                                     ------------   ------------   ------------   ----------- ------------  ------------  ----------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
  Net investment income (loss)       $   (137,194)  $     (9,935)  $    (51,263)  $   (673)   $    15,971   $   (17,123)  $   8,596
  Net realized gain (losses)              672,527        415,187        336,042      10,615       109,823       428,763      21,048
  Capital gain distribution from
    mutual funds                                -              -              -           -             -             -           -
  Change in net unrealized
    appreciation (depreciation)
    of investments                      3,474,337      2,906,236      2,190,553      29,892       336,546     1,876,642     134,815
                                     ------------   ------------   ------------   ---------   -----------   -----------   ----------
    Increase (decrease) in net
      assets resulting from
      operations                        4,009,670      3,311,488      2,475,332      39,834       462,340     2,288,282     164,459
                                     ------------   ------------   ------------   ---------   -----------   -----------   ----------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold            296,594         55,673         40,921         229             -        64,356           -
  Cost of units redeemed                 (953,412)    (1,497,187)    (1,236,191)    (21,751)     (341,443)   (1,631,992)   (209,650)
  Net transfers                        (1,469,033)      (522,967)      (197,469)      6,250       544,159      (144,726)       (400)
  Contract maintenance charge             (99,533)       (43,327)       (40,327)       (503)       (9,692)      (36,757)     (2,672)
  Adjustments to net assets
    allocated to contracts in
    payout period                              (1)             -              -           -             -            -            -
                                     ------------   ------------   ------------   ---------   -----------   -----------   ----------
    Increase (decrease) in net
      assets resulting from            (2,225,385)    (2,007,808)    (1,433,066)    (15,775)      193,024    (1,749,119)   (212,722)
      principal transactions
                                     ------------   ------------   ------------   ---------   -----------   -----------   ----------
Increase (decrease) in net assets       1,784,285      1,303,680      1,042,266      24,059       655,364       539,163     (48,263)
Net assets at beginning of period      12,643,950     11,347,744      9,462,122     144,784     2,052,552     9,285,089     751,336
                                     ------------   ------------   ------------   ---------   -----------   -----------   ----------
Net assets at end of period          $ 14,428,235   $ 12,651,424   $ 10,504,388   $ 168,843   $ 2,707,916   $ 9,824,252   $ 703,073
                                     ============   ============   ============   =========   ===========   ===========   ==========
FOR THE YEAR ENDED DECEMBER 31, 2012

FROM OPERATIONS:
  Net investment income (loss)       $    (68,560)  $     21,600   $    (63,495)  $    (451)  $    21,617   $   (46,791)  $   8,787
  Net realized gain (losses)             (201,698)       (94,726)      (135,662)      3,203       (30,028)       24,246     (15,717)
  Change in net unrealized
    appreciation (depreciation)
    of investments                      1,470,987      1,724,911      1,647,784      18,739       289,485     1,728,065      85,483
                                     -----------------------------------------------------------------------------------------------
Increase (decrease) in net assets
  resulting from operations             1,200,729      1,651,785      1,448,627      21,491       281,074     1,705,520      78,553
                                     -----------------------------------------------------------------------------------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold            597,399         38,010         80,999         229        30,520       137,021           -
  Cost of units redeemed               (1,114,377)    (1,119,687)    (1,058,056)    (20,610)     (260,372)     (927,742)    (63,534)
  Net transfers                           401,961       (109,612)      (289,829)    (31,638)      123,350      (258,732)     (2,215)
  Contract maintenance charge              (1,369)        (1,643)        (1,476)        (80)         (393)       (1,430)       (198)
  Adjustments to net assets
    allocated to contracts in
    payout period                               -              -              -           -             -             -           -
                                     -----------------------------------------------------------------------------------------------
  Increase (decrease) in net
    assets resulting from
    principal transactions               (116,386)    (1,192,932)    (1,268,362)    (52,099)     (106,895)   (1,050,883)    (65,947)
                                     -----------------------------------------------------------------------------------------------
  Increase (decrease) in net
    assets                              1,084,343        458,853        180,265     (30,608)      174,179       654,637      12,606
Net assets at beginning of period      11,559,607     10,888,891      9,281,857     175,392     1,878,373     8,630,452     738,730
                                     -----------------------------------------------------------------------------------------------
Net assets at end of period          $ 12,643,950   $ 11,347,744   $  9,462,122   $ 144,784   $ 2,052,552   $ 9,285,089   $ 751,336
                                     ===============================================================================================

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                Principal  Principal             Principal
                                                                 LargeCap  LargeCap  Principal  Diversified
                                                                  Blend     Growth    Income   International
                                                                 Account    Account   Account     Account
                                                                II Class 2  Class 2   Class 2     Class 2
                                                                ---------- --------- --------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
 Net investment income (loss)                                    $   (115) $   (189) $  6,804    $    (556)
 Net realized gain (losses)                                         7,279     2,736     3,818     (113,582)
 Capital gain distribution from mutual funds                            -         1         -            -
 Change in net unrealized appreciation (depreciation) of
   investments                                                     10,660     6,891   (13,500)     152,069
                                                                 --------  --------  --------    ---------
   Increase (decrease) in net assets resulting from operations     17,824     9,439    (2,878)      37,931
                                                                 --------  --------  --------    ---------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                           -         -         -            -
 Cost of units redeemed                                           (33,151)  (15,745)  (37,946)    (255,792)
 Net transfers                                                     (1,454)     (193)    5,370         (158)
 Contract maintenance charge                                         (262)     (184)     (873)        (855)
 Adjustments to net assets allocated to contracts in payout
   period                                                               -         -         -            -
                                                                 --------  --------  --------    ---------
   Increase (decrease) in net assets resulting from principal
     transactions                                                 (34,867)  (16,122)  (33,449)    (256,805)
                                                                 --------  --------  --------    ---------
Increase (decrease) in net assets                                 (17,043)   (6,683)  (36,327)    (218,874)
Net assets at beginning of period                                  74,941    38,050   242,489      423,548
                                                                 --------  --------  --------    ---------
Net assets at end of period                                      $ 57,898  $ 31,367  $206,162    $ 204,674
                                                                 ========  ========  ========    =========
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
 Net investment income (loss)                                    $   (403) $   (580) $  6,102    $     727
 Net realized gain (losses)                                        (1,274)      129     1,735      (12,231)
 Change in net unrealized appreciation (depreciation) of
   investments                                                     10,584     5,370    10,106       71,356
                                                                 --------  --------  --------    ---------
Increase (decrease) in net assets resulting from operations         8,907     4,919    17,943       59,852
                                                                 --------  --------  --------    ---------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                           -         -         -            -
 Cost of units redeemed                                            (2,347)     (231)  (23,774)      (8,046)
 Net transfers                                                       (442)        1       523       (2,782)
 Contract maintenance charge                                          (31)      (13)      (11)         (94)
 Adjustments to net assets allocated to contracts in payout
   period                                                               -         -         -            -
                                                                 --------  --------  --------    ---------
 Increase (decrease) in net assets resulting from principal
   transactions                                                    (2,820)     (243)  (23,262)     (10,922)
                                                                 --------  --------  --------    ---------
 Increase (decrease) in net assets                                  6,087     4,676    (5,319)      48,930
Net assets at beginning of period                                  68,854    33,374   247,808      374,618
                                                                 --------  --------  --------    ---------
Net assets at end of period                                      $ 74,941  $ 38,050  $242,489    $ 423,548
                                                                 ========  ========  ========    =========

                                                                          Principal                Principal
                                                                Principal    Real     Principal       SAM
                                                                  Money     Estate       SAM      Conservative
                                                                 Market   Securities  Balanced      Balanced
                                                                 Account   Account    Portfolio    Portfolio
                                                                 Class 2   Class 2     Class 2      Class 2
                                                                --------- ---------- -----------  ------------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
 Net investment income (loss)                                   $ (1,754)  $  (126)  $    39,645   $   1,146
 Net realized gain (losses)                                            -       514       117,081       1,471
 Capital gain distribution from mutual funds                           -         -        93,305       1,254
 Change in net unrealized appreciation (depreciation) of
   investments                                                         -       652       863,522       7,145
                                                                --------   -------   -----------   ---------
   Increase (decrease) in net assets resulting from
     operations                                                   (1,754)    1,040     1,113,553      11,016
                                                                --------   -------   -----------   ---------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                          -         -             -           -
 Cost of units redeemed                                                -    (8,334)     (423,915)     (6,567)
 Net transfers                                                       (66)    1,141       693,156         180
 Contract maintenance charge                                        (749)      (92)      (29,443)       (123)
 Adjustments to net assets allocated to contracts in payout
   period                                                              -         -             -           -
                                                                --------   -------   -----------   ---------
   Increase (decrease) in net assets resulting from principal
     transactions                                                   (815)   (7,285)      239,798      (6,510)
                                                                --------   -------   -----------   ---------
Increase (decrease) in net assets                                 (2,569)   (6,245)    1,353,351       4,506
Net assets at beginning of period                                104,748    22,750     7,217,707     119,189
                                                                --------   -------   -----------   ---------
Net assets at end of period                                     $102,179   $16,505   $ 8,571,058   $ 123,695
                                                                ========   =======   ===========   =========
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
 Net investment income (loss)                                   $ (1,807)  $  (123)  $   (96,034)  $  (2,185)
 Net realized gain (losses)                                            -       (69)     (301,256)     10,791
 Change in net unrealized appreciation (depreciation) of
   investments                                                         -     3,161     1,179,151       6,217
                                                                --------   -------   -----------   ---------
Increase (decrease) in net assets resulting from operations       (1,807)    2,969       781,861      14,823
                                                                --------   -------   -----------   ---------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                          -         -           (13)          -
 Cost of units redeemed                                             (748)      (84)   (1,448,260)   (109,316)
 Net transfers                                                         -        (1)     (545,194)        371
 Contract maintenance charge                                          (1)      (27)       (2,396)       (124)
 Adjustments to net assets allocated to contracts in payout
   period                                                              -         -             -           -
                                                                --------   -------   -----------   ---------
 Increase (decrease) in net assets resulting from principal
   transactions                                                     (749)     (112)   (1,995,863)   (109,069)
                                                                --------   -------   -----------   ---------
 Increase (decrease) in net assets                                (2,556)    2,857    (1,214,002)    (94,246)
Net assets at beginning of period                                107,304    19,893     8,431,709     213,435
                                                                --------   -------   -----------   ---------
Net assets at end of period                                     $104,748   $22,750   $ 7,217,707   $ 119,189
                                                                ========   =======   ===========   =========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                 Principal   Principal  Principal Principal
                                                                    SAM         SAM        SAM     Short-
                                                                Conservative Flexible   Strategic   Term
                                                                   Growth     Income     Growth    Income
                                                                 Portfolio   Portfolio  Portfolio  Account
                                                                  Class 2     Class 2    Class 2   Class 2
                                                                ------------ ---------  --------- ---------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
 Net investment income (loss)                                    $    (907)  $   9,435  $ (1,462)  $    51
 Net realized gain (losses)                                         45,293      13,341     1,000        74
 Capital gain distribution from mutual funds                             -       7,671         -         -
 Change in net unrealized appreciation (depreciation) of
   investments                                                      99,812       1,542    76,438      (243)
                                                                 ---------   ---------  --------   -------
   Increase (decrease) in net assets resulting from
     operations                                                    144,198      31,989    75,976      (118)
                                                                 ---------   ---------  --------   -------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                            -           -         -         -
 Cost of units redeemed                                           (197,965)   (110,525)  (10,709)     (916)
 Net transfers                                                     (12,998)        157       893     3,819
 Contract maintenance charge                                        (2,190)       (358)     (827)      (63)
 Adjustments to net assets allocated to contracts in payout
   period                                                                -           -         -         -
                                                                 ---------   ---------  --------   -------
   Increase (decrease) in net assets resulting from principal
     transactions                                                 (213,153)   (110,726)  (10,643)    2,840
                                                                 ---------   ---------  --------   -------
Increase (decrease) in net assets                                  (68,955)    (78,737)   65,333     2,722
Net assets at beginning of period                                  792,793     637,504   307,776    43,609
                                                                 ---------   ---------  --------   -------
Net assets at end of period                                      $ 723,838   $ 558,767  $373,109   $46,331
                                                                 =========   =========  ========   =======
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
 Net investment income (loss)                                    $ (12,269)  $  (4,929) $ (4,657)  $   118
 Net realized gain (losses)                                        (31,158)      6,687       (98)       44
 Change in net unrealized appreciation (depreciation) of
   investments                                                     145,747      50,830    41,325     1,125
                                                                 ---------   ---------  --------   -------
Increase (decrease) in net assets resulting from operations        102,320      52,588    36,570     1,287
                                                                 ---------   ---------  --------   -------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                            -           -         -         -
 Cost of units redeemed                                           (113,188)    (64,215)   (2,364)        -
 Net transfers                                                     (98,040)      9,962       723       443
 Contract maintenance charge                                          (503)       (235)      (34)      (58)
 Adjustments to net assets allocated to contracts in payout
   period                                                                -           -         -         -
                                                                 ---------   ---------  --------   -------
 Increase (decrease) in net assets resulting from principal
   transactions                                                   (211,731)    (54,488)   (1,675)      385
                                                                 ---------   ---------  --------   -------
 Increase (decrease) in net assets                                (109,411)     (1,900)   34,895     1,672
Net assets at beginning of period                                  902,204     639,404   272,881    41,937
                                                                 ---------   ---------  --------   -------
Net assets at end of period                                      $ 792,793   $ 637,504  $307,776   $43,609
                                                                 =========   =========  ========   =======

                                                                                       Principal
                                                                           Principal      PVC       Principal
                                                                Principal  Government  Principal       PVC
                                                                 SmallCap    & High     Capital      MidCap
                                                                  Growth    Quality   Appreciation    Blend
                                                                Account II    Bond      Account       Acct
                                                                 Class 2    Class 2     Class 2      Class 2
                                                                ---------- ---------- ------------ ----------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
 Net investment income (loss)                                    $  (823)   $   207     $ 16,143   $   (6,302)
 Net realized gain (losses)                                          571          -        1,961       77,880
 Capital gain distribution from mutual funds                           -          -       51,904       58,926
 Change in net unrealized appreciation (depreciation) of
   investments                                                    18,475       (490)      13,395      228,246
                                                                 -------    -------     --------   ----------
   Increase (decrease) in net assets resulting from
     operations                                                   18,223       (283)      83,403      358,750
                                                                 -------    -------     --------   ----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                          -          -            -            -
 Cost of units redeemed                                             (452)         -      (73,589)    (230,449)
 Net transfers                                                     1,136        (55)        (191)       3,441
 Contract maintenance charge                                        (204)       (44)      (1,665)      (6,126)
 Adjustments to net assets allocated to contracts in payout
   period                                                              -          -            -            -
                                                                 -------    -------     --------   ----------
   Increase (decrease) in net assets resulting from principal
     transactions                                                    480        (99)     (75,445)    (233,134)
                                                                 -------    -------     --------   ----------
Increase (decrease) in net assets                                 18,703       (382)       7,958      125,616
Net assets at beginning of period                                 40,717     10,022      309,913    1,245,178
                                                                 -------    -------     --------   ----------
Net assets at end of period                                      $59,420    $ 9,640     $317,871   $1,370,794
                                                                 =======    =======     ========   ==========
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
 Net investment income (loss)                                    $  (675)   $   219     $ (2,540)  $  (13,961)
 Net realized gain (losses)                                          431          9        5,989      (99,656)
 Change in net unrealized appreciation (depreciation) of
   investments                                                     5,576        (20)      32,361      328,544
                                                                 -------    -------     --------   ----------
Increase (decrease) in net assets resulting from operations        5,332        208       35,810      214,927
                                                                 -------    -------     --------   ----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                          -          -            -            -
 Cost of units redeemed                                             (184)       (47)     (42,766)    (272,224)
 Net transfers                                                    (1,480)         -       (1,700)     (58,021)
 Contract maintenance charge                                         (14)        (3)         (62)      (1,018)
 Adjustments to net assets allocated to contracts in payout
   period                                                              -          -            -            -
                                                                 -------    -------     --------   ----------
 Increase (decrease) in net assets resulting from principal
   transactions                                                   (1,678)       (50)     (44,528)    (331,263)
                                                                 -------    -------     --------   ----------
 Increase (decrease) in net assets                                 3,654        158       (8,718)    (116,336)
Net assets at beginning of period                                 37,063      9,864      318,631    1,361,514
                                                                 -------    -------     --------   ----------
Net assets at end of period                                      $40,717    $10,022     $309,913   $1,245,178
                                                                 =======    =======     ========   ==========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                              Invesco VI
                                                         Columbia    Invesco VI                 Growth
                                                         VP Income    American   Invesco VI      and
                                                       Opportunities Franchise    Comstock      Income
                                                           Fund         Fund        Fund         Fund
                                                          Class 1    Series II   Series II    Series II
                                                       ------------- ---------- -----------  -----------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
 Net investment income (loss)                            $ 17,732    $  (8,490) $   (14,539) $   (80,706)
 Net realized gain (losses)                                 3,488       81,255    1,274,988    1,867,657
 Capital gain distribution from mutual funds                6,096            -            -      243,789
 Change in net unrealized appreciation (depreciation)
   of investments                                         (22,013)     146,042    3,372,563    5,737,884
                                                         --------    ---------  -----------  -----------
   Increase (decrease) in net assets resulting from
     operations                                             5,303      218,807    4,633,012    7,768,624
                                                         --------    ---------  -----------  -----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                   -       23,870      509,671      528,215
 Cost of units redeemed                                   (30,007)     (68,185)  (1,144,473)  (2,284,504)
 Net transfers                                            (35,255)    (200,242)  (1,736,590)  (2,811,729)
 Contract maintenance charge                               (1,065)      (3,660)    (129,537)    (210,065)
 Adjustments to net assets allocated to contracts in
   payout period                                                -            -            -            1
                                                         --------    ---------  -----------  -----------
   Increase (decrease) in net assets resulting from
     principal transactions                               (66,327)    (248,217)  (2,500,929)  (4,778,082)
                                                         --------    ---------  -----------  -----------
Increase (decrease) in net assets                         (61,024)     (29,410)   2,132,083    2,990,542
Net assets at beginning of period                         188,377      728,128   14,705,485   26,145,210
                                                         --------    ---------  -----------  -----------
Net assets at end of period                              $127,353    $ 698,718  $16,837,568  $29,135,752
                                                         ========    =========  ===========  ===========
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
 Net investment income (loss)                            $  9,194    $ (13,225) $     5,988  $   (51,756)
 Net realized gain (losses)                                12,302       22,683       81,475      138,264
 Change in net unrealized appreciation (depreciation)
   of investments                                           4,145       97,024    2,018,512    2,828,288
                                                         --------    ---------  -----------  -----------
Increase (decrease) in net assets resulting from
  operations                                               25,641      106,482    2,105,975    2,914,796
                                                         --------    ---------  -----------  -----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                   -        5,344    1,154,859    1,534,517
 Cost of units redeemed                                   (61,144)    (133,013)    (876,506)  (2,245,062)
 Net transfers                                             10,457     (145,772)     626,994    1,155,018
 Contract maintenance charge                                  (55)         (78)      (1,442)      (2,922)
 Adjustments to net assets allocated to contracts in
   payout period                                                -            -            -            -
                                                         --------    ---------  -----------  -----------
 Increase (decrease) in net assets resulting from
   principal transactions                                 (50,742)    (273,519)     903,905      441,551
                                                         --------    ---------  -----------  -----------
 Increase (decrease) in net assets                        (25,101)    (167,037)   3,009,880    3,356,347
Net assets at beginning of period                         213,478      895,165   11,695,605   22,788,863
                                                         --------    ---------  -----------  -----------
Net assets at end of period                              $188,377    $ 728,128  $14,705,485  $26,145,210
                                                         ========    =========  ===========  ===========

                                                                           Franklin    Columbia
                                                                          Templeton       VP
                                                                             VIP       Marsico
                                                                           Founding    Focused
                                                            Franklin        Funds      Equities  AST Growth
                                                             Income      Allocations  Fund Class Portfolio
                                                         Securities Fund Fund Class 2     1       Class 1
                                                         --------------- ------------ ---------- -----------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
 Net investment income (loss)                              $   556,001    $  438,015   $ (7,431) $  (30,158)
 Net realized gain (losses)                                    138,544        47,027     11,981      97,486
 Capital gain distribution from mutual funds                         -       727,350     94,013           -
 Change in net unrealized appreciation (depreciation) of
   investments                                                 608,261      (423,642)    97,054   1,120,319
                                                           -----------    ----------   --------  ----------
   Increase (decrease) in net assets resulting from
     operations                                              1,302,806       788,750    195,617   1,187,647
                                                           -----------    ----------   --------  ----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                1,022,886       107,294          -      23,627
 Cost of units redeemed                                     (1,054,293)     (167,194)   (62,078)   (386,495)
 Net transfers                                               1,153,789      (499,370)   (13,598)    (83,308)
 Contract maintenance charge                                  (102,790)      (29,935)    (3,174)     (1,534)
 Adjustments to net assets allocated to contracts in
   payout period                                                     -             -          -          79
                                                           -----------    ----------   --------  ----------
   Increase (decrease) in net assets resulting from
     principal transactions                                  1,019,592      (589,205)   (78,850)   (447,631)
                                                           -----------    ----------   --------  ----------
Increase (decrease) in net assets                            2,322,398       199,545    116,767     740,016
Net assets at beginning of period                           10,231,548     3,756,236    561,279   3,762,929
                                                           -----------    ----------   --------  ----------
Net assets at end of period                                $12,553,946    $3,955,781   $678,046  $4,502,945
                                                           ===========    ==========   ========  ==========
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
 Net investment income (loss)                              $   410,406    $   42,502   $ (7,223) $  (37,687)
 Net realized gain (losses)                                     87,307        22,043     42,850    (264,678)
 Change in net unrealized appreciation (depreciation) of
   investments                                                 365,336       386,270     21,350     761,168
                                                           -----------    ----------   --------  ----------
Increase (decrease) in net assets resulting from
  operations                                                   863,049       450,815     56,977     458,803
                                                           -----------    ----------   --------  ----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                2,083,330       261,259          -       3,011
 Cost of units redeemed                                       (463,863)     (300,947)   (61,418)   (482,556)
 Net transfers                                               1,500,801        91,795      8,598    (146,123)
 Contract maintenance charge                                      (773)         (425)      (137)     (1,706)
 Adjustments to net assets allocated to contracts in
   payout period                                                     -             -          -        (232)
                                                           -----------    ----------   --------  ----------
 Increase (decrease) in net assets resulting from
   principal transactions                                    3,119,495        51,682    (52,957)   (627,606)
                                                           -----------    ----------   --------  ----------
 Increase (decrease) in net assets                           3,982,544       502,497      4,020    (168,803)
Net assets at beginning of period                            6,249,004     3,253,739    557,259   3,931,732
                                                           -----------    ----------   --------  ----------
Net assets at end of period                                $10,231,548    $3,756,236   $561,279  $3,762,929
                                                           ===========    ==========   ========  ==========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                    AST
                                                                        AST      Government
                                                                    Government      and          AST
                                                           AST      and Quality   Quality      Capital
                                                         Growth        Bond         Bond     Appreciation
                                                        Portfolio    Portfolio   Portfolio    Portfolio
                                                         Class 3      Class 1     Class 3      Class 1
                                                       -----------  ----------- -----------  ------------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
 Net investment income (loss)                          $   (66,809) $   42,562  $   236,916  $  (133,666)
 Net realized gain (losses)                                290,306      22,543      (20,895)     400,359
 Capital gain distribution from mutual funds                     -      44,301      331,110      977,357
 Change in net unrealized appreciation (depreciation)
   of investments                                        1,643,586    (278,181)  (1,917,896)   1,312,614
                                                       -----------  ----------  -----------  -----------
   Increase (decrease) in net assets resulting from
     operations                                          1,867,083    (168,775)  (1,370,765)   2,556,664
                                                       -----------  ----------  -----------  -----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                              192,202       9,652    1,643,506       19,687
 Cost of units redeemed                                   (865,110)   (535,169)  (3,502,424)  (1,234,670)
 Net transfers                                            (787,364)   (104,351)   3,970,805     (326,746)
 Contract maintenance charge                               (26,234)     (1,412)    (251,591)      (3,346)
 Adjustments to net assets allocated to contracts in
   payout period                                                 -       1,451            1        2,391
                                                       -----------  ----------  -----------  -----------
   Increase (decrease) in net assets resulting from
     principal transactions                             (1,486,506)   (629,829)   1,860,297   (1,542,684)
                                                       -----------  ----------  -----------  -----------
Increase (decrease) in net assets                          380,577    (798,604)     489,532    1,013,980
Net assets at beginning of period                        6,409,751   5,082,802   35,077,762    8,252,281
                                                       -----------  ----------  -----------  -----------
Net assets at end of period                            $ 6,790,328  $4,284,198  $35,567,294  $ 9,266,261
                                                       ===========  ==========  ===========  ===========
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
 Net investment income (loss)                          $   (80,342) $   35,196  $   176,810  $  (134,047)
 Net realized gain (losses)                               (266,348)    177,475      662,828      470,066
 Change in net unrealized appreciation (depreciation)
   of investments                                        1,075,319     (90,708)    (192,601)   1,433,142
                                                       -----------  ----------  -----------  -----------
Increase (decrease) in net assets resulting from
  operations                                               728,629     121,963      647,037    1,769,161
                                                       -----------  ----------  -----------  -----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                               72,283         110    3,598,478          157
 Cost of units redeemed                                   (730,276)   (828,870)  (3,488,903)  (1,615,090)
 Net transfers                                             126,620     105,259    3,665,557     (350,154)
 Contract maintenance charge                                  (934)     (1,952)      (4,212)      (3,786)
 Adjustments to net assets allocated to contracts in
   payout period                                                 -        (203)           -       (2,467)
                                                       -----------  ----------  -----------  -----------
 Increase (decrease) in net assets resulting from
   principal transactions                                 (532,307)   (725,656)   3,770,920   (1,971,340)
                                                       -----------  ----------  -----------  -----------
 Increase (decrease) in net assets                         196,322    (603,693)   4,417,957     (202,179)
Net assets at beginning of period                        6,213,429   5,686,495   30,659,805    8,454,460
                                                       -----------  ----------  -----------  -----------
Net assets at end of period                            $ 6,409,751  $5,082,802  $35,077,762  $ 8,252,281
                                                       ===========  ==========  ===========  ===========

                                                                                               SAST
                                                           AST          AST         AST        Small
                                                         Capital      Natural     Natural     Company
                                                       Appreciation  Resources   Resources     Value
                                                        Portfolio    Portfolio   Portfolio   Portfolio
                                                         Class 3      Class 1     Class 3     Class 3
                                                       -----------  ----------  ----------  -----------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
 Net investment income (loss)                          $  (346,718) $  (11,644) $  (58,125) $  (102,375)
 Net realized gain (losses)                              1,326,655    (181,985)   (608,154)   1,273,874
 Capital gain distribution from mutual funds             2,641,015           -           -       37,476
 Change in net unrealized appreciation (depreciation)
   of investments                                        2,950,756     263,206     927,228    2,080,568
                                                       -----------  ----------  ----------  -----------
   Increase (decrease) in net assets resulting from
     operations                                          6,571,708      69,577     260,949    3,289,543
                                                       -----------  ----------  ----------  -----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                              455,584       2,779     236,211      227,996
 Cost of units redeemed                                 (2,845,290)   (259,609)   (319,387)    (820,800)
 Net transfers                                            (543,453)   (101,756)   (747,157)    (999,812)
 Contract maintenance charge                              (131,360)       (649)    (40,455)     (96,213)
 Adjustments to net assets allocated to contracts in
   payout period                                                (1)          -           -            -
                                                       -----------  ----------  ----------  -----------
   Increase (decrease) in net assets resulting from
     principal transactions                             (3,064,520)   (359,235)   (870,788)  (1,688,829)
                                                       -----------  ----------  ----------  -----------
Increase (decrease) in net assets                        3,507,188    (289,658)   (609,839)   1,600,714
Net assets at beginning of period                       20,820,587   2,201,483   6,965,934   10,587,185
                                                       -----------  ----------  ----------  -----------
Net assets at end of period                            $24,327,775  $1,911,825  $6,356,095  $12,187,899
                                                       ===========  ==========  ==========  ===========
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
 Net investment income (loss)                          $  (308,807) $  (10,660) $  (56,630) $  (129,940)
 Net realized gain (losses)                              1,172,200     (97,082)   (406,121)     331,305
 Change in net unrealized appreciation (depreciation)
   of investments                                        3,018,067     143,149     570,637    1,268,525
                                                       -----------  ----------  ----------  -----------
Increase (decrease) in net assets resulting from
  operations                                             3,881,460      35,407     107,886    1,469,890
                                                       -----------  ----------  ----------  -----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                            1,265,093       2,095     452,350      868,109
 Cost of units redeemed                                 (1,748,201)   (205,548)   (708,341)    (824,820)
 Net transfers                                            (232,476)    (74,023)    278,010      425,751
 Contract maintenance charge                                (2,593)       (786)     (2,456)      (1,054)
 Adjustments to net assets allocated to contracts in
   payout period                                                 -           -           -            -
                                                       -----------  ----------  ----------  -----------
 Increase (decrease) in net assets resulting from
   principal transactions                                 (718,177)   (278,262)     19,563      467,986
                                                       -----------  ----------  ----------  -----------
 Increase (decrease) in net assets                       3,163,283    (242,855)    127,449    1,937,876
Net assets at beginning of period                       17,657,304   2,444,338   6,838,485    8,649,309
                                                       -----------  ----------  ----------  -----------
Net assets at end of period                            $20,820,587  $2,201,483  $6,965,934  $10,587,185
                                                       ===========  ==========  ==========  ===========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                       SAST       SAST
                                                             SAST Mid-   SAST Mid-    Capital    Capital
                                                             Cap Growth  Cap Growth   Growth     Growth
                                                             Portfolio   Portfolio   Portfolio  Portfolio
                                                              Class 1     Class 3     Class 1    Class 3
                                                             ----------  ----------  --------- ----------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
 Net investment income (loss)                                $  (32,223) $ (107,385) $ (2,324) $  (26,144)
 Net realized gain (losses)                                     158,280     653,842    21,319     124,444
 Capital gain distribution from mutual funds                          -           -         -           -
 Change in net unrealized appreciation (depreciation) of
   investments                                                  591,654   1,764,394    59,980     515,318
                                                             ----------  ----------  --------  ----------
   Increase (decrease) in net assets resulting from
     operations                                                 717,711   2,310,851    78,975     613,618
                                                             ----------  ----------  --------  ----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                    22,251     255,770       314         760
 Cost of units redeemed                                        (278,308)   (760,388)  (39,603)   (179,857)
 Net transfers                                                 (133,601)   (443,674)   (2,286)   (114,043)
 Contract maintenance charge                                       (770)    (42,423)     (102)    (17,987)
 Adjustments to net assets allocated to contracts in payout
   period                                                           (35)          -         -           -
                                                             ----------  ----------  --------  ----------
   Increase (decrease) in net assets resulting from
     principal transactions                                    (390,463)   (990,715)  (41,677)   (311,127)
                                                             ----------  ----------  --------  ----------
Increase (decrease) in net assets                               327,248   1,320,136    37,298     302,491
Net assets at beginning of period                             1,918,582   6,214,629   319,213   2,394,394
                                                             ----------  ----------  --------  ----------
Net assets at end of period                                  $2,245,830  $7,534,765  $356,511  $2,696,885
                                                             ==========  ==========  ========  ==========
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
 Net investment income (loss)                                $  (30,852) $  (95,323) $ (3,875) $  (36,038)
 Net realized gain (losses)                                      36,152     280,011     6,172     (10,098)
 Change in net unrealized appreciation (depreciation) of
   investments                                                  265,889     589,122    37,010     332,908
                                                             ----------  ----------  --------  ----------
Increase (decrease) in net assets resulting from
  operations                                                    271,189     773,810    39,307     286,772
                                                             ----------  ----------  --------  ----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                    10,598     427,167       264       9,037
 Cost of units redeemed                                        (327,713)   (612,662)  (53,952)   (316,707)
 Net transfers                                                   21,306     111,248       401     (28,337)
 Contract maintenance charge                                       (875)       (800)     (143)       (294)
 Adjustments to net assets allocated to contracts in payout
   period                                                          (105)          -         -           -
                                                             ----------  ----------  --------  ----------
 Increase (decrease) in net assets resulting from principal
   transactions                                                (296,789)    (75,047)  (53,430)   (336,301)
                                                             ----------  ----------  --------  ----------
 Increase (decrease) in net assets                              (25,600)    698,763   (14,123)    (49,529)
Net assets at beginning of period                             1,944,182   5,515,866   333,336   2,443,923
                                                             ----------  ----------  --------  ----------
Net assets at end of period                                  $1,918,582  $6,214,629  $319,213  $2,394,394
                                                             ==========  ==========  ========  ==========

                                                               SAST       SAST
                                                               Blue       Blue         SAST          SAST
                                                               Chip       Chip        Growth        Growth
                                                              Growth     Growth    Opportunities Opportunities
                                                             Portfolio  Portfolio    Portfolio     Portfolio
                                                              Class 1    Class 3      Class 1       Class 3
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
 Net investment income (loss)                                $ (7,190) $  (60,067)   $ (6,508)    $  (153,280)
 Net realized gain (losses)                                    28,191     141,839      37,720         867,966
 Capital gain distribution from mutual funds                   47,198     337,528      22,859         559,990
 Change in net unrealized appreciation (depreciation) of
   investments                                                105,154     778,358      74,551       1,706,255
                                                             --------  ----------    --------     -----------
   Increase (decrease) in net assets resulting from
     operations                                               173,353   1,197,658     128,622       2,980,931
                                                             --------  ----------    --------     -----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                   1,663     231,403           -         130,869
 Cost of units redeemed                                       (67,522)   (199,806)    (14,152)       (526,277)
 Net transfers                                                  4,566    (122,552)    (67,218)     (1,624,310)
 Contract maintenance charge                                     (246)    (34,593)       (131)        (87,432)
 Adjustments to net assets allocated to contracts in payout
   period                                                           -           -           -               -
                                                             --------  ----------    --------     -----------
   Increase (decrease) in net assets resulting from
     principal transactions                                   (61,539)   (125,548)    (81,501)     (2,107,150)
                                                             --------  ----------    --------     -----------
Increase (decrease) in net assets                             111,814   1,072,110      47,121         873,781
Net assets at beginning of period                             567,168   3,782,792     380,255       9,143,310
                                                             --------  ----------    --------     -----------
Net assets at end of period                                  $678,982  $4,854,902    $427,376     $10,017,091
                                                             ========  ==========    ========     ===========
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
 Net investment income (loss)                                $ (8,688) $  (56,225)   $ (5,598)    $  (134,497)
 Net realized gain (losses)                                       914      64,557      25,678         525,747
 Change in net unrealized appreciation (depreciation) of
   investments                                                 60,977     310,564      32,392         801,350
                                                             --------  ----------    --------     -----------
Increase (decrease) in net assets resulting from
  operations                                                   53,203     318,896      52,472       1,192,600
                                                             --------  ----------    --------     -----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                   1,549     271,348          (2)        775,097
 Cost of units redeemed                                       (37,245)   (260,809)     (9,391)       (619,285)
 Net transfers                                                  5,808     204,182     (15,946)        417,169
 Contract maintenance charge                                     (278)       (521)       (158)           (835)
 Adjustments to net assets allocated to contracts in payout
   period                                                           -           -           -               -
                                                             --------  ----------    --------     -----------
 Increase (decrease) in net assets resulting from principal
   transactions                                               (30,166)    214,200     (25,497)        572,146
                                                             --------  ----------    --------     -----------
 Increase (decrease) in net assets                             23,037     533,096      26,975       1,764,746
Net assets at beginning of period                             544,131   3,249,696     353,280       7,378,564
                                                             --------  ----------    --------     -----------
Net assets at end of period                                  $567,168  $3,782,792    $380,255     $ 9,143,310
                                                             ========  ==========    ========     ===========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                       SAST        SAST
                                                                                      Marsico     Small &
                                                                SAST       SAST       Focused     Mid Cap
                                                             Technology Technology    Growth       Value
                                                             Portfolio  Portfolio    Portfolio   Portfolio
                                                              Class 1    Class 3      Class 3     Class 3
                                                             ---------- ----------  ----------  ----------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
 Net investment income (loss)                                 $ (2,559) $  (18,043) $  (75,037) $  (363,931)
 Net realized gain (losses)                                     17,979      84,051     228,959    2,386,522
 Capital gain distribution from mutual funds                         -           -     143,807    2,030,793
 Change in net unrealized appreciation (depreciation) of
   investments                                                  20,652     188,170   1,068,136    4,291,728
                                                              --------  ----------  ----------  -----------
   Increase (decrease) in net assets resulting from
     operations                                                 36,072     254,178   1,365,865    8,345,112
                                                              --------  ----------  ----------  -----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                      105      69,722     230,523      780,465
 Cost of units redeemed                                        (29,762)    (96,591)   (525,146)  (2,211,177)
 Net transfers                                                 (38,451)   (103,524)     49,132   (3,862,113)
 Contract maintenance charge                                       (81)     (6,553)    (38,560)    (218,165)
 Adjustments to net assets allocated to contracts in
   payout period                                                     -           -           -           73
                                                              --------  ----------  ----------  -----------
   Increase (decrease) in net assets resulting from
     principal transactions                                    (68,189)   (136,946)   (284,051)  (5,510,917)
                                                              --------  ----------  ----------  -----------
Increase (decrease) in net assets                              (32,117)    117,232   1,081,814    2,834,195
Net assets at beginning of period                              193,978   1,216,642   4,323,291   25,605,086
                                                              --------  ----------  ----------  -----------
Net assets at end of period                                   $161,861  $1,333,874  $5,405,105  $28,439,281
                                                              ========  ==========  ==========  ===========
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
 Net investment income (loss)                                 $ (3,559) $  (19,901) $  (59,871) $  (292,015)
 Net realized gain (losses)                                     16,195      28,657      69,075    2,339,470
 Change in net unrealized appreciation (depreciation) of
   investments                                                   1,874      63,099     303,393    1,622,417
                                                              --------  ----------  ----------  -----------
Increase (decrease) in net assets resulting from
  operations                                                    14,510      71,855     312,597    3,669,872
                                                              --------  ----------  ----------  -----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                      110      68,386     369,745    1,816,213
 Cost of units redeemed                                        (15,980)   (188,230)   (299,775)  (1,980,337)
 Net transfers                                                 (35,888)     24,318     488,983      463,384
 Contract maintenance charge                                      (102)       (293)       (462)      (2,929)
 Adjustments to net assets allocated to contracts in
   payout period                                                     -           -           -          (52)
                                                              --------  ----------  ----------  -----------
 Increase (decrease) in net assets resulting from principal
   transactions                                                (51,860)    (95,819)    558,491      296,279
                                                              --------  ----------  ----------  -----------
 Increase (decrease) in net assets                             (37,350)    (23,964)    871,088    3,966,151
Net assets at beginning of period                              231,328   1,240,606   3,452,203   21,638,935
                                                              --------  ----------  ----------  -----------
Net assets at end of period                                   $193,978  $1,216,642  $4,323,291  $25,605,086
                                                              ========  ==========  ==========  ===========

                                                                                          SAST        SAST
                                                                                           VCP     Protected
                                                                 SAST         SAST        Total      Asset
                                                                Foreign        VCP       Return    Allocation
                                                                 Value        Value     Balanced      SAST
                                                               Portfolio    Portfolio   Portfolio  Portfolio
                                                                Class 3      Class 3     Class 3    Class 3
                                                              -----------  ----------  ----------  -----------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
 Net investment income (loss)                                 $    31,320  $   (4,417) $    5,455  $  (32,672)
 Net realized gain (losses)                                       749,268       1,004         751       8,646
 Capital gain distribution from mutual funds                            -       3,039      76,388           -
 Change in net unrealized appreciation (depreciation)
   of investments                                               4,850,721     134,651      45,494     393,402
                                                              -----------  ----------  ----------  ----------
   Increase (decrease) in net assets resulting from
     operations                                                 5,631,309     134,277     128,088     369,376
                                                              -----------  ----------  ----------  ----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                     462,225   2,736,305   2,549,113   4,686,906
 Cost of units redeemed                                        (2,107,398)    (10,214)    (11,620)    (33,111)
 Net transfers                                                 (1,387,209)    788,876     763,543   1,217,194
 Contract maintenance charge                                     (219,795)    (10,648)     (9,710)    (29,087)
 Adjustments to net assets allocated to contracts in
   payout period                                                        -           -           -           -
                                                              -----------  ----------  ----------  ----------
   Increase (decrease) in net assets resulting from
     principal transactions                                    (3,252,177)  3,504,319   3,291,326   5,841,902
                                                              -----------  ----------  ----------  ----------
Increase (decrease) in net assets                               2,379,132   3,638,596   3,419,414   6,211,278
Net assets at beginning of period                              27,239,963           -           -      98,558
                                                              -----------  ----------  ----------  ----------
Net assets at end of period                                   $29,619,095  $3,638,596  $3,419,414  $6,309,836
                                                              ===========  ==========  ==========  ==========
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
 Net investment income (loss)                                 $    91,688  $        -  $        -  $     (123)
 Net realized gain (losses)                                      (344,358)          -           -           4
 Change in net unrealized appreciation (depreciation)
   of investments                                               4,522,006           -           -       1,119
                                                              -----------  ----------  ----------  ----------
Increase (decrease) in net assets resulting from
  operations                                                    4,269,336           -           -       1,000
                                                              -----------  ----------  ----------  ----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                   1,901,759           -           -      91,672
 Cost of units redeemed                                        (1,966,921)          -           -        (274)
 Net transfers                                                    238,975           -           -       6,160
 Contract maintenance charge                                       (3,081)          -           -           -
 Adjustments to net assets allocated to contracts in
   payout period                                                        -           -           -           -
                                                              -----------  ----------  ----------  ----------
 Increase (decrease) in net assets resulting from
   principal transactions                                         170,732           -           -      97,558
                                                              -----------  ----------  ----------  ----------
 Increase (decrease) in net assets                              4,440,068           -           -      98,558
Net assets at beginning of period                              22,799,895           -           -           -
                                                              -----------  ----------  ----------  ----------
Net assets at end of period                                   $27,239,963  $        -  $        -  $   98,558
                                                              ===========  ==========  ==========  ==========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                       SAST         SAST
                                                          SAST       American     American       SAST
                                                        American       Funds        Funds      American
                                                          Funds       Global       Growth-    Funds Asset
                                                         Growth       Growth       Income     Allocation
                                                        Portfolio    Portfolio    Portfolio    Portfolio
                                                         Class 3      Class 3      Class 3      Class 3
                                                       -----------  -----------  -----------  ----------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
 Net investment income (loss)                          $  (151,452) $  (209,108) $   (44,313) $  (12,156)
 Net realized gain (losses)                                865,472    1,212,304      983,507     356,209
 Capital gain distribution from mutual funds                     -            -            -       7,343
 Change in net unrealized appreciation (depreciation)
   of investments                                        2,630,213    3,989,003    2,154,229     684,325
                                                       -----------  -----------  -----------  ----------
   Increase (decrease) in net assets resulting from
     operations                                          3,344,233    4,992,199    3,093,423   1,035,721
                                                       -----------  -----------  -----------  ----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                              800,497      484,058      829,722     392,523
 Cost of units redeemed                                   (882,641)    (989,846)    (846,377)   (505,856)
 Net transfers                                          (1,379,960)  (2,178,883)  (1,936,507)    141,529
 Contract maintenance charge                              (114,647)    (189,920)     (94,503)    (50,578)
 Adjustments to net assets allocated to contracts in
   payout period                                                 -            -            -           -
                                                       -----------  -----------  -----------  ----------
   Increase (decrease) in net assets resulting from
     principal transactions                             (1,576,751)  (2,874,591)  (2,047,665)    (22,382)
                                                       -----------  -----------  -----------  ----------
Increase (decrease) in net assets                        1,767,482    2,117,608    1,045,758   1,013,339
Net assets at beginning of period                       12,743,063   19,544,909   10,875,490   4,840,598
                                                       -----------  -----------  -----------  ----------
Net assets at end of period                            $14,510,545  $21,662,517  $11,921,248  $5,853,937
                                                       ===========  ===========  ===========  ==========
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
 Net investment income (loss)                          $  (150,556) $   (97,599) $   (35,393) $   (7,124)
 Net realized gain (losses)                                 22,609      318,620      (71,718)    246,439
 Change in net unrealized appreciation (depreciation)
   of investments                                        1,828,028    3,061,795    1,534,925     353,592
                                                       -----------  -----------  -----------  ----------
Increase (decrease) in net assets resulting from
  operations                                             1,700,081    3,282,816    1,427,814     592,907
                                                       -----------  -----------  -----------  ----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                              915,762    1,612,162      740,993     981,652
 Cost of units redeemed                                   (866,976)    (959,089)    (852,616)   (481,046)
 Net transfers                                             631,050      420,150      449,220       6,940
 Contract maintenance charge                                (1,405)      (1,845)      (1,302)       (294)
 Adjustments to net assets allocated to contracts in
   payout period                                                 -            -            -           -
                                                       -----------  -----------  -----------  ----------
 Increase (decrease) in net assets resulting from
   principal transactions                                  678,431    1,071,378      336,295     507,252
                                                       -----------  -----------  -----------  ----------
 Increase (decrease) in net assets                       2,378,512    4,354,194    1,764,109   1,100,159
Net assets at beginning of period                       10,364,551   15,190,715    9,111,381   3,740,439
                                                       -----------  -----------  -----------  ----------
Net assets at end of period                            $12,743,063  $19,544,909  $10,875,490  $4,840,598
                                                       ===========  ===========  ===========  ==========

                                                                                   SAST        SAST
                                                       SAST Cash    SAST Cash    Corporate   Corporate
                                                       Management   Management     Bond        Bond
                                                       Portfolio    Portfolio    Portfolio   Portfolio
                                                        Class 1      Class 3      Class 1     Class 3
                                                       ----------  -----------  ----------  -----------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
 Net investment income (loss)                          $  (45,531) $  (108,956) $   93,179  $   959,522
 Net realized gain (losses)                                (6,060)     (44,477)     88,132      324,333
 Capital gain distribution from mutual funds                    -            -      40,327      430,427
 Change in net unrealized appreciation (depreciation)
   of investments                                          (1,876)       8,570    (230,364)  (1,829,627)
                                                       ----------  -----------  ----------  -----------
   Increase (decrease) in net assets resulting from
     operations                                           (53,467)    (144,863)     (8,726)    (115,345)
                                                       ----------  -----------  ----------  -----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                               7,035    1,231,771      14,087    2,099,334
 Cost of units redeemed                                  (470,044)  (1,773,232)   (418,268)  (2,661,489)
 Net transfers                                            398,493    1,679,481    (116,449)   4,887,646
 Contract maintenance charge                               (1,559)     (35,324)       (794)    (281,131)
 Adjustments to net assets allocated to contracts in
   payout period                                              270           (4)     (1,335)           1
                                                       ----------  -----------  ----------  -----------
   Increase (decrease) in net assets resulting from
     principal transactions                               (65,805)   1,102,692    (522,759)   4,044,361
                                                       ----------  -----------  ----------  -----------
Increase (decrease) in net assets                        (119,272)     957,829    (531,485)   3,929,016
Net assets at beginning of period                       3,113,995    6,788,022   3,859,106   32,849,883
                                                       ----------  -----------  ----------  -----------
Net assets at end of period                            $2,994,723  $ 7,745,851  $3,327,621  $36,778,899
                                                       ==========  ===========  ==========  ===========
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
 Net investment income (loss)                          $  (47,054) $  (110,600) $  142,649  $ 1,164,791
 Net realized gain (losses)                                (7,737)     (74,448)    139,961      832,953
 Change in net unrealized appreciation (depreciation)
   of investments                                             312       39,443      86,788      738,344
                                                       ----------  -----------  ----------  -----------
Increase (decrease) in net assets resulting from
  operations                                              (54,479)    (145,605)    369,398    2,736,088
                                                       ----------  -----------  ----------  -----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                              29,233      968,499       6,657    3,010,411
 Cost of units redeemed                                  (482,022)  (2,106,943)   (549,717)  (2,716,540)
 Net transfers                                            170,076       84,399     (52,803)   2,958,420
 Contract maintenance charge                               (1,852)      (1,057)       (993)      (3,510)
 Adjustments to net assets allocated to contracts in
   payout period                                             (411)           -       4,355            -
                                                       ----------  -----------  ----------  -----------
 Increase (decrease) in net assets resulting from
   principal transactions                                (284,976)  (1,055,102)   (592,501)   3,248,781
                                                       ----------  -----------  ----------  -----------
 Increase (decrease) in net assets                       (339,455)  (1,200,707)   (223,103)   5,984,869
Net assets at beginning of period                       3,453,450    7,988,729   4,082,209   26,865,014
                                                       ----------  -----------  ----------  -----------
Net assets at end of period                            $3,113,995  $ 6,788,022  $3,859,106  $32,849,883
                                                       ==========  ===========  ==========  ===========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                          SAST
                                                         Global       SAST       SAST High-  SAST High-
                                                          Bond     Global Bond   Yield Bond  Yield Bond
                                                        Portfolio   Portfolio    Portfolio   Portfolio
                                                         Class 1     Class 3      Class 1     Class 3
                                                       ----------  -----------  -----------  ----------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
 Net investment income (loss)                          $   (6,861) $   (56,050) $   144,802  $  255,949
 Net realized gain (losses)                               (33,039)    (133,259)     168,145      95,257
 Capital gain distribution from mutual funds               12,960      110,007            -           -
 Change in net unrealized appreciation (depreciation)
   of investments                                         (63,726)    (506,547)     (99,859)     31,988
                                                       ----------  -----------  -----------  ----------
   Increase (decrease) in net assets resulting from
     operations                                           (90,666)    (585,849)     213,088     383,194
                                                       ----------  -----------  -----------  ----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                 503    1,934,092        6,250     669,683
 Cost of units redeemed                                  (193,462)    (750,536)    (367,212)   (427,428)
 Net transfers                                            (36,931)   2,361,205      283,727     499,580
 Contract maintenance charge                                 (400)    (103,535)      (1,022)    (48,765)
 Adjustments to net assets allocated to contracts in
   payout period                                              696            -       (1,759)          -
                                                       ----------  -----------  -----------  ----------
   Increase (decrease) in net assets resulting from
     principal transactions                              (229,594)   3,441,226      (80,016)    693,070
                                                       ----------  -----------  -----------  ----------
Increase (decrease) in net assets                        (320,260)   2,855,377      133,072   1,076,264
Net assets at beginning of period                       1,817,018   10,537,227    3,838,721   5,980,747
                                                       ----------  -----------  -----------  ----------
Net assets at end of period                            $1,496,758  $13,392,604  $ 3,971,793  $7,057,011
                                                       ==========  ===========  ===========  ==========
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
 Net investment income (loss)                          $  133,690  $   701,145  $   169,748  $  265,376
 Net realized gain (losses)                                14,242      101,774      308,043      56,082
 Change in net unrealized appreciation (depreciation)
   of investments                                        (102,051)    (622,333)     121,858     377,269
                                                       ----------  -----------  -----------  ----------
Increase (decrease) in net assets resulting from
  operations                                               45,881      180,586      599,649     698,727
                                                       ----------  -----------  -----------  ----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                 658    1,515,735        6,273   1,122,083
 Cost of units redeemed                                  (225,996)    (687,014)    (735,327)   (453,009)
 Net transfers                                             (9,270)   1,528,456     (429,601)    796,698
 Contract maintenance charge                                 (509)      (1,181)      (1,249)       (647)
 Adjustments to net assets allocated to contracts in
   payout period                                              499            -        2,576           -
                                                       ----------  -----------  -----------  ----------
 Increase (decrease) in net assets resulting from
   principal transactions                                (234,618)   2,355,996   (1,157,328)  1,465,125
                                                       ----------  -----------  -----------  ----------
 Increase (decrease) in net assets                       (188,737)   2,536,582     (557,679)  2,163,852
Net assets at beginning of period                       2,005,755    8,000,645    4,396,400   3,816,895
                                                       ----------  -----------  -----------  ----------
Net assets at end of period                            $1,817,018  $10,537,227  $ 3,838,721  $5,980,747
                                                       ==========  ===========  ===========  ==========

                                                          AST         AST         SAST        SAST
                                                         Asset       Asset       Growth-     Growth-
                                                       Allocation  Allocation    Income      Income
                                                       Portfolio   Portfolio    Portfolio   Portfolio
                                                        Class 1     Class 3      Class 1     Class 3
                                                       ----------  ----------  ----------  ----------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
 Net investment income (loss)                          $   49,601  $   36,847  $   (1,392) $   (5,589)
 Net realized gain (losses)                                72,745      82,937     261,372     241,271
 Capital gain distribution from mutual funds                    -           -     134,404     122,525
 Change in net unrealized appreciation (depreciation)
   of investments                                         430,913     424,154   1,508,387   1,210,117
                                                       ----------  ----------  ----------  ----------
   Increase (decrease) in net assets resulting from
     operations                                           553,259     543,938   1,902,771   1,568,324
                                                       ----------  ----------  ----------  ----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                               1,154      78,515      13,667     410,119
 Cost of units redeemed                                  (557,636)   (496,380)   (770,679)   (166,111)
 Net transfers                                            113,249     115,201    (152,847)    498,677
 Contract maintenance charge                               (1,289)    (15,784)     (3,244)    (54,312)
 Adjustments to net assets allocated to contracts in
   payout period                                               22           -       2,055           -
                                                       ----------  ----------  ----------  ----------
   Increase (decrease) in net assets resulting from
     principal transactions                              (444,500)   (318,448)   (911,048)    688,373
                                                       ----------  ----------  ----------  ----------
Increase (decrease) in net assets                         108,759     225,490     991,723   2,256,697
Net assets at beginning of period                       3,677,393   3,608,243   6,842,869   5,108,247
                                                       ----------  ----------  ----------  ----------
Net assets at end of period                            $3,786,152  $3,833,733  $7,834,592  $7,364,944
                                                       ==========  ==========  ==========  ==========
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
 Net investment income (loss)                          $   55,974  $   46,057  $   18,651  $   11,041
 Net realized gain (losses)                               (81,328)    (15,814)      1,171      42,950
 Change in net unrealized appreciation (depreciation)
   of investments                                         403,721     276,832     762,326     288,813
                                                       ----------  ----------  ----------  ----------
Increase (decrease) in net assets resulting from
  operations                                              378,367     307,075     782,148     342,804
                                                       ----------  ----------  ----------  ----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                               1,225     406,541       3,545   1,514,730
 Cost of units redeemed                                  (569,285)   (212,537)   (786,310)   (224,576)
 Net transfers                                            (67,374)    192,558     143,684   1,571,278
 Contract maintenance charge                               (1,560)       (492)     (3,566)       (493)
 Adjustments to net assets allocated to contracts in
   payout period                                             (209)          -      (1,246)          -
                                                       ----------  ----------  ----------  ----------
 Increase (decrease) in net assets resulting from
   principal transactions                                (637,203)    386,070    (643,893)  2,860,939
                                                       ----------  ----------  ----------  ----------
 Increase (decrease) in net assets                       (258,836)    693,145     138,255   3,203,743
Net assets at beginning of period                       3,936,229   2,915,098   6,704,614   1,904,504
                                                       ----------  ----------  ----------  ----------
Net assets at end of period                            $3,677,393  $3,608,243  $6,842,869  $5,108,247
                                                       ==========  ==========  ==========  ==========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                          SAST        SAST        SAST         SAST
                                                         Global      Global     Alliance     Alliance
                                                        Equities    Equities     Growth       Growth
                                                        Portfolio   Portfolio   Portfolio    Portfolio
                                                         Class 1     Class 3     Class 1      Class 3
                                                       ----------  ----------  -----------  -----------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
 Net investment income (loss)                          $  (17,671) $  (25,462) $  (113,098) $  (113,305)
 Net realized gain (losses)                                38,785      56,399      340,866      591,077
 Capital gain distribution from mutual funds                    -           -            -            -
 Change in net unrealized appreciation (depreciation)
   of investments                                         365,268     403,994    2,552,112    1,771,766
                                                       ----------  ----------  -----------  -----------
   Increase (decrease) in net assets resulting from
     operations                                           386,382     434,931    2,779,880    2,249,538
                                                       ----------  ----------  -----------  -----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                               7,351     110,869       51,417      122,652
 Cost of units redeemed                                  (350,643)   (100,423)  (1,449,613)  (1,046,538)
 Net transfers                                             19,382    (111,069)    (264,603)    (305,161)
 Contract maintenance charge                                 (823)    (14,446)      (4,749)     (27,711)
 Adjustments to net assets allocated to contracts in
   payout period                                              116           -       (7,788)           -
                                                       ----------  ----------  -----------  -----------
   Increase (decrease) in net assets resulting from
     principal transactions                              (324,617)   (115,069)  (1,675,336)  (1,256,758)
                                                       ----------  ----------  -----------  -----------
Increase (decrease) in net assets                          61,765     319,862    1,104,544      992,780
Net assets at beginning of period                       1,720,170   1,876,756    8,644,422    6,947,312
                                                       ----------  ----------  -----------  -----------
Net assets at end of period                            $1,781,935  $2,196,618  $ 9,748,966  $ 7,940,092
                                                       ==========  ==========  ===========  ===========
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
 Net investment income (loss)                          $  (13,477) $  (19,226) $   (93,399) $   (93,924)
 Net realized gain (losses)                               (16,111)    (33,987)     (39,377)     226,237
 Change in net unrealized appreciation (depreciation)
   of investments                                         270,532     312,457    1,371,553      810,235
                                                       ----------  ----------  -----------  -----------
Increase (decrease) in net assets resulting from
  operations                                              240,944     259,244    1,238,777      942,548
                                                       ----------  ----------  -----------  -----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                               1,102     158,463       19,420      307,046
 Cost of units redeemed                                  (136,767)   (258,493)    (933,125)    (810,291)
 Net transfers                                            (64,256)     38,089     (247,041)       2,547
 Contract maintenance charge                                 (903)       (363)      (5,275)      (1,106)
 Adjustments to net assets allocated to contracts in
   payout period                                              255           -        1,235            -
                                                       ----------  ----------  -----------  -----------
 Increase (decrease) in net assets resulting from
   principal transactions                                (200,569)    (62,304)  (1,164,786)    (501,804)
                                                       ----------  ----------  -----------  -----------
 Increase (decrease) in net assets                         40,375     196,940       73,991      440,744
Net assets at beginning of period                       1,679,795   1,679,816    8,570,431    6,506,568
                                                       ----------  ----------  -----------  -----------
Net assets at end of period                            $1,720,170  $1,876,756  $ 8,644,422  $ 6,947,312
                                                       ==========  ==========  ===========  ===========

                                                         SAST MFS      SAST MFS
                                                       Massachusetts Massachusetts    SAST        SAST
                                                         Investors     Investors   Fundamental Fundamental
                                                           Trust         Trust       Growth      Growth
                                                         Portfolio     Portfolio    Portfolio   Portfolio
                                                          Class 1       Class 3      Class 1     Class 3
                                                       -----------   ------------  ----------  ----------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
 Net investment income (loss)                           $  (24,982)   $  (178,187) $  (36,170) $  (67,728)
 Net realized gain (losses)                                221,335      1,011,339      26,823     294,311
 Capital gain distribution from mutual funds                55,599        316,117           -           -
 Change in net unrealized appreciation (depreciation)
   of investments                                          476,068      2,945,527     727,372   1,036,370
                                                        ----------    -----------  ----------  ----------
   Increase (decrease) in net assets resulting from
     operations                                            728,020      4,094,796     718,025   1,262,953
                                                        ----------    -----------  ----------  ----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                5,686        577,141       4,098       1,369
 Cost of units redeemed                                   (568,812)      (941,902)   (218,489)   (351,885)
 Net transfers                                              (8,522)    (1,084,973)    (90,009)   (537,970)
 Contract maintenance charge                                (1,063)      (138,272)     (1,375)    (31,517)
 Adjustments to net assets allocated to contracts in
   payout period                                                85              -          (9)          -
                                                        ----------    -----------  ----------  ----------
   Increase (decrease) in net assets resulting from
     principal transactions                               (572,626)    (1,588,006)   (305,784)   (920,003)
                                                        ----------    -----------  ----------  ----------
Increase (decrease) in net assets                          155,394      2,506,790     412,241     342,950
Net assets at beginning of period                        2,618,408     14,332,584   2,200,665   4,036,146
                                                        ----------    -----------  ----------  ----------
Net assets at end of period                             $2,773,802    $16,839,374  $2,612,906  $4,379,096
                                                        ==========    ===========  ==========  ==========
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
 Net investment income (loss)                           $  (21,939)   $  (124,884) $  (35,864) $  (66,852)
 Net realized gain (losses)                                116,845        349,560     (77,727)     11,640
 Change in net unrealized appreciation (depreciation)
   of investments                                          345,399      1,747,635     437,722     618,947
                                                        ----------    -----------  ----------  ----------
Increase (decrease) in net assets resulting from
  operations                                               440,305      1,972,311     324,131     563,735
                                                        ----------    -----------  ----------  ----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                1,761      1,597,596       3,020      73,111
 Cost of units redeemed                                   (363,356)      (775,473)   (436,127)   (519,018)
 Net transfers                                            (131,951)     1,023,011      (1,310)   (103,036)
 Contract maintenance charge                                (1,183)        (1,211)     (1,508)       (434)
 Adjustments to net assets allocated to contracts in
   payout period                                               (41)             -          34           -
                                                        ----------    -----------  ----------  ----------
 Increase (decrease) in net assets resulting from
   principal transactions                                 (494,770)     1,843,923    (435,891)   (549,377)
                                                        ----------    -----------  ----------  ----------
 Increase (decrease) in net assets                         (54,465)     3,816,234    (111,760)     14,358
Net assets at beginning of period                        2,672,873     10,516,350   2,312,425   4,021,788
                                                        ----------    -----------  ----------  ----------
Net assets at end of period                             $2,618,408    $14,332,584  $2,200,665  $4,036,146
                                                        ==========    ===========  ==========  ==========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                        SAST          SAST         SAST
                                                          SAST      International International    Davis
                                                        Dynamic      Diversified   Diversified    Venture
                                                       Allocation     Equities      Equities       Value
                                                       Portfolio      Portfolio     Portfolio    Portfolio
                                                        Class 3        Class 1       Class 3      Class 1
                                                      ------------   ----------    -----------  -----------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
 Net investment income (loss)                         $ (3,563,341)  $   28,838    $    85,976  $   (51,139)
 Net realized gain (losses)                                264,483      (15,283)       105,604      351,627
 Capital gain distribution from mutual funds               435,350            -              -      898,187
 Change in net unrealized appreciation
   (depreciation) of investments                        35,848,475      416,490      1,469,305    2,981,307
                                                      ------------   ----------    -----------  -----------
   Increase (decrease) in net assets resulting from
     operations                                         32,984,967      430,045      1,660,885    4,179,982
                                                      ------------   ----------    -----------  -----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                          183,775,213       21,842        264,140       41,754
 Cost of units redeemed                                 (4,387,119)    (201,886)    (1,310,382)  (1,352,755)
 Net transfers                                          73,474,751         (574)       126,250     (327,296)
 Contract maintenance charge                            (3,103,043)        (713)       (46,144)      (5,563)
 Adjustments to net assets allocated to contracts in
   payout period                                               (11)         325              -       (1,110)
                                                      ------------   ----------    -----------  -----------
   Increase (decrease) in net assets resulting from
     principal transactions                            249,759,791     (181,006)      (966,136)  (1,644,970)
                                                      ------------   ----------    -----------  -----------
Increase (decrease) in net assets                      282,744,758      249,039        694,749    2,535,012
Net assets at beginning of period                      108,362,212    2,396,825      9,434,696   13,856,232
                                                      ------------   ----------    -----------  -----------
Net assets at end of period                           $391,106,970   $2,645,864    $10,129,445  $16,391,244
                                                      ============   ==========    ===========  ===========
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
 Net investment income (loss)                         $    300,705   $  (12,917)   $   (79,395) $  (114,339)
 Net realized gain (losses)                                 26,049     (195,211)      (242,254)   1,069,134
 Change in net unrealized appreciation
   (depreciation) of investments                         1,637,579      563,020      1,653,469      644,033
                                                      ------------   ----------    -----------  -----------
Increase (decrease) in net assets resulting from
  operations                                             1,964,333      354,892      1,331,820    1,598,828
                                                      ------------   ----------    -----------  -----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                           85,321,046        1,444        229,271       18,750
 Cost of units redeemed                                 (1,179,313)    (269,919)    (1,094,084)  (2,057,356)
 Net transfers                                          22,256,196     (162,194)      (311,736)  (1,008,699)
 Contract maintenance charge                                   (50)        (854)        (1,403)      (6,327)
 Adjustments to net assets allocated to contracts in
   payout period                                                 -          213              -        4,592
                                                      ------------   ----------    -----------  -----------
 Increase (decrease) in net assets resulting from
   principal transactions                              106,397,879     (431,310)    (1,177,952)  (3,049,040)
                                                      ------------   ----------    -----------  -----------
 Increase (decrease) in net assets                     108,362,212      (76,418)       153,868   (1,450,212)
Net assets at beginning of period                                -    2,473,243      9,280,828   15,306,444
                                                      ------------   ----------    -----------  -----------
Net assets at end of period                           $108,362,212   $2,396,825    $ 9,434,696  $13,856,232
                                                      ============   ==========    ===========  ===========

                                                          SAST         SAST         SAST         SAST
                                                          Davis         MFS          MFS         Total
                                                         Venture       Total        Total       Return
                                                          Value       Return       Return        Bond
                                                        Portfolio    Portfolio    Portfolio    Portfolio
                                                         Class 3      Class 1      Class 3      Class 1
                                                       -----------  -----------  -----------  ----------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
 Net investment income (loss)                          $  (161,483) $    40,593  $    65,217  $   (3,235)
 Net realized gain (losses)                                936,507      131,428      271,446      32,744
 Capital gain distribution from mutual funds             1,522,094            -            -      24,341
 Change in net unrealized appreciation (depreciation)
   of investments                                        4,873,645      667,333    1,418,517    (158,792)
                                                       -----------  -----------  -----------  ----------
   Increase (decrease) in net assets resulting from
     operations                                          7,170,763      839,354    1,755,180    (104,942)
                                                       -----------  -----------  -----------  ----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                              525,170        6,716      107,934           -
 Cost of units redeemed                                 (3,148,434)    (689,216)  (1,273,105)   (216,877)
 Net transfers                                          (2,413,646)      13,931      (40,170)    (90,932)
 Contract maintenance charge                              (163,078)      (2,079)     (68,297)       (616)
 Adjustments to net assets allocated to contracts in
   payout period                                                 1        3,363            -         (46)
                                                       -----------  -----------  -----------  ----------
   Increase (decrease) in net assets resulting from
     principal transactions                             (5,199,987)    (667,285)  (1,273,638)   (308,471)
                                                       -----------  -----------  -----------  ----------
Increase (decrease) in net assets                        1,970,776      172,069      481,542    (413,413)
Net assets at beginning of period                       24,822,134    5,113,575   10,937,140   2,222,701
                                                       -----------  -----------  -----------  ----------
Net assets at end of period                            $26,792,910  $ 5,285,644  $11,418,682  $1,809,288
                                                       ===========  ===========  ===========  ==========
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
 Net investment income (loss)                          $  (238,961) $    60,909  $   119,223  $   34,455
 Net realized gain (losses)                                956,536      (21,831)    (118,600)    121,662
 Change in net unrealized appreciation (depreciation)
   of investments                                        1,684,201      466,142      900,708     (32,123)
                                                       -----------  -----------  -----------  ----------
Increase (decrease) in net assets resulting from
  operations                                             2,401,776      505,220      901,331     123,994
                                                       -----------  -----------  -----------  ----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                            1,270,754          760    1,305,900           5
 Cost of units redeemed                                 (2,167,097)    (877,185)  (1,132,170)   (463,314)
 Net transfers                                           1,058,839     (206,160)     847,205     363,978
 Contract maintenance charge                                (3,232)      (2,415)      (1,650)       (756)
 Adjustments to net assets allocated to contracts in
   payout period                                                 -       (3,274)           -         147
                                                       -----------  -----------  -----------  ----------
 Increase (decrease) in net assets resulting from
   principal transactions                                  159,264   (1,088,274)   1,019,285     (99,940)
                                                       -----------  -----------  -----------  ----------
 Increase (decrease) in net assets                       2,561,040     (583,054)   1,920,616      24,054
Net assets at beginning of period                       22,261,094    5,696,629    9,016,524   2,198,647
                                                       -----------  -----------  -----------  ----------
Net assets at end of period                            $24,822,134  $ 5,113,575  $10,937,140  $2,222,701
                                                       ===========  ===========  ===========  ==========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                             SAST
                                                             Total       SAST        SAST         SAST
                                                            Return      Telecom     Telecom      Equity
                                                             Bond       Utility     Utility   Opportunities
                                                           Portfolio   Portfolio   Portfolio    Portfolio
                                                            Class 3     Class 1     Class 3      Class 1
                                                          -----------  ---------  ----------   ----------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
 Net investment income (loss)                             $  (117,036) $   8,230  $    9,191   $  (21,502)
 Net realized gain (losses)                                    48,720     37,070      35,591      149,518
 Capital gain distribution from mutual funds                  603,096          -           -            -
 Change in net unrealized appreciation (depreciation) of
   investments                                             (2,972,376)   121,202     138,734      437,862
                                                          -----------  ---------  ----------   ----------
   Increase (decrease) in net assets resulting from
     operations                                            (2,437,596)   166,502     183,516      565,878
                                                          -----------  ---------  ----------   ----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                               4,044,823          -     117,640          230
 Cost of units redeemed                                    (2,595,751)   (92,748)    (37,937)    (315,559)
 Net transfers                                              7,857,542    (65,061)    131,521       (2,485)
 Contract maintenance charge                                 (425,741)      (367)     (6,774)        (615)
 Adjustments to net assets allocated to contracts in
   payout period                                                   62          -           -          154
                                                          -----------  ---------  ----------   ----------
   Increase (decrease) in net assets resulting from
     principal transactions                                 8,880,935   (158,176)    204,450     (318,275)
                                                          -----------  ---------  ----------   ----------
Increase (decrease) in net assets                           6,443,339      8,326     387,966      247,603
Net assets at beginning of period                          41,335,866    976,465     995,144    2,086,062
                                                          -----------  ---------  ----------   ----------
Net assets at end of period                               $47,779,205  $ 984,791  $1,383,110   $2,333,665
                                                          ===========  =========  ==========   ==========
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
 Net investment income (loss)                             $   608,201  $  19,190  $   18,943   $  (12,667)
 Net realized gain (losses)                                   747,505      7,270      17,816      (85,141)
 Change in net unrealized appreciation (depreciation) of
   investments                                                509,509     81,463      51,122      401,323
                                                          -----------  ---------  ----------   ----------
Increase (decrease) in net assets resulting from
  operations                                                1,865,215    107,923      87,881      303,515
                                                          -----------  ---------  ----------   ----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                               5,681,574        (19)    218,373          474
 Cost of units redeemed                                    (2,116,423)   (75,796)    (57,739)    (215,008)
 Net transfers                                              6,726,662     10,891      79,807     (116,849)
 Contract maintenance charge                                   (3,361)      (426)       (188)        (679)
 Adjustments to net assets allocated to contracts in
   payout period                                                  153          1           -         (321)
                                                          -----------  ---------  ----------   ----------
 Increase (decrease) in net assets resulting from
   principal transactions                                  10,288,605    (65,349)    240,253     (332,383)
                                                          -----------  ---------  ----------   ----------
 Increase (decrease) in net assets                         12,153,820     42,574     328,134      (28,868)
Net assets at beginning of period                          29,182,046    933,891     667,010    2,114,930
                                                          -----------  ---------  ----------   ----------
Net assets at end of period                               $41,335,866  $ 976,465  $  995,144   $2,086,062
                                                          ===========  =========  ==========   ==========

                                                                                                     SAST
                                                               SAST         SAST        SAST     International
                                                              Equity     Aggressive  Aggressive   Growth and
                                                           Opportunities   Growth      Growth       Income
                                                             Portfolio   Portfolio   Portfolio     Portfolio
                                                              Class 3     Class 1     Class 3       Class 1
                                                            ----------   ----------  ----------   ----------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
 Net investment income (loss)                               $  (19,326)  $  (28,183) $  (50,629)  $   11,428
 Net realized gain (losses)                                     90,095       31,572     201,653      (13,274)
 Capital gain distribution from mutual funds                         -            -           -            -
 Change in net unrealized appreciation (depreciation) of
   investments                                                 372,127      627,671     914,365      403,252
                                                            ----------   ----------  ----------   ----------
   Increase (decrease) in net assets resulting from
     operations                                                442,896      631,060   1,065,389      401,406
                                                            ----------   ----------  ----------   ----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                  244,282          823     270,738       17,568
 Cost of units redeemed                                       (196,914)    (206,533)   (222,217)    (244,872)
 Net transfers                                                 273,887        4,729   1,218,792      (31,918)
 Contract maintenance charge                                    (6,325)      (1,065)    (19,201)        (847)
 Adjustments to net assets allocated to contracts in
   payout period                                                     -         (669)          -       (1,886)
                                                            ----------   ----------  ----------   ----------
   Increase (decrease) in net assets resulting from
     principal transactions                                    314,930     (202,715)  1,248,112     (261,955)
                                                            ----------   ----------  ----------   ----------
Increase (decrease) in net assets                              757,826      428,345   2,313,501      139,451
Net assets at beginning of period                            1,408,017    1,636,280   2,146,977    2,150,638
                                                            ----------   ----------  ----------   ----------
Net assets at end of period                                 $2,165,843   $2,064,625  $4,460,478   $2,290,089
                                                            ==========   ==========  ==========   ==========
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
 Net investment income (loss)                               $   (9,551)  $  (26,757) $  (30,867)  $   15,775
 Net realized gain (losses)                                    (63,894)     (75,228)    (18,193)    (409,231)
 Change in net unrealized appreciation (depreciation) of
   investments                                                 237,515      348,443     298,990      775,998
                                                            ----------   ----------  ----------   ----------
Increase (decrease) in net assets resulting from
  operations                                                   164,070      246,458     249,930      382,542
                                                            ----------   ----------  ----------   ----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                  130,737          818     106,103        5,902
 Cost of units redeemed                                       (122,027)    (327,639)   (119,560)    (234,257)
 Net transfers                                                 132,025      (50,088)    163,432     (128,833)
 Contract maintenance charge                                      (206)      (1,226)       (243)        (965)
 Adjustments to net assets allocated to contracts in
   payout period                                                     -        1,485           -        3,399
                                                            ----------   ----------  ----------   ----------
 Increase (decrease) in net assets resulting from
   principal transactions                                      140,529     (376,650)    149,732     (354,754)
                                                            ----------   ----------  ----------   ----------
 Increase (decrease) in net assets                             304,599     (130,192)    399,662       27,788
Net assets at beginning of period                            1,103,418    1,766,472   1,747,315    2,122,850
                                                            ----------   ----------  ----------   ----------
Net assets at end of period                                 $1,408,017   $1,636,280  $2,146,977   $2,150,638
                                                            ==========   ==========  ==========   ==========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                           SAST
                                                       International                             SAST
                                                          Growth        SAST        SAST      SunAmerica
                                                            and       Emerging    Emerging     Dynamic
                                                          Income       Markets     Markets     Strategy
                                                         Portfolio    Portfolio   Portfolio   Portfolio
                                                          Class 3      Class 1     Class 3     Class 3
                                                        -----------  ----------  ----------  ------------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
 Net investment income (loss)                           $    14,304  $  (18,757) $ (103,729) $ (1,172,206)
 Net realized gain (losses)                                 455,629      70,752     198,423       125,180
 Capital gain distribution from mutual funds                      -           -           -        35,902
 Change in net unrealized appreciation (depreciation)
   of investments                                         1,562,665    (155,194)   (521,080)   11,865,022
                                                        -----------  ----------  ----------  ------------
   Increase (decrease) in net assets resulting from
     operations                                           2,032,598    (103,199)   (426,386)   10,853,898
                                                        -----------  ----------  ----------  ------------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                53,095         (23)    232,485   111,799,152
 Cost of units redeemed                                    (914,740)   (147,409)   (689,945)   (1,383,944)
 Net transfers                                           (1,257,348)    (92,627)    748,531    39,592,376
 Contract maintenance charge                                (82,897)       (691)    (62,593)     (976,824)
 Adjustments to net assets allocated to contracts in
   payout period                                                  -         798           -             2
                                                        -----------  ----------  ----------  ------------
   Increase (decrease) in net assets resulting from
     principal transactions                              (2,201,890)   (239,952)    228,478   149,030,762
                                                        -----------  ----------  ----------  ------------
Increase (decrease) in net assets                          (169,292)   (343,151)   (197,908)  159,884,660
Net assets at beginning of period                        11,156,703   2,181,377   8,682,864    13,636,634
                                                        -----------  ----------  ----------  ------------
Net assets at end of period                             $10,987,411  $1,838,226  $8,484,956  $173,521,294
                                                        ===========  ==========  ==========  ============
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
 Net investment income (loss)                           $    57,027  $  (22,980) $ (106,284) $     55,900
 Net realized gain (losses)                              (1,438,122)    119,302     430,108        20,981
 Change in net unrealized appreciation (depreciation)
   of investments                                         3,359,874     239,504     981,691        35,465
                                                        -----------  ----------  ----------  ------------
Increase (decrease) in net assets resulting from
  operations                                              1,978,779     335,826   1,305,515       112,346
                                                        -----------  ----------  ----------  ------------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                99,221          22     355,743    12,161,412
 Cost of units redeemed                                  (1,139,504)   (409,787)   (826,466)      (44,311)
 Net transfers                                             (660,698)    (39,459)    152,706     1,407,187
 Contract maintenance charge                                 (1,281)       (828)     (1,312)            -
 Adjustments to net assets allocated to contracts in
   payout period                                                  -        (787)          -             -
                                                        -----------  ----------  ----------  ------------
 Increase (decrease) in net assets resulting from
   principal transactions                                (1,702,262)   (450,839)   (319,329)   13,524,288
                                                        -----------  ----------  ----------  ------------
 Increase (decrease) in net assets                          276,517    (115,013)    986,186    13,636,634
Net assets at beginning of period                        10,880,186   2,296,390   7,696,678             -
                                                        -----------  ----------  ----------  ------------
Net assets at end of period                             $11,156,703  $2,181,377  $8,682,864  $ 13,636,634
                                                        ===========  ==========  ==========  ============

                                                                                   SAST
                                                          SAST        SAST        Dogs of      SAST
                                                          Real        Real         Wall       Dogs of
                                                         Estate      Estate       Street    Wall Street
                                                        Portfolio   Portfolio    Portfolio   Portfolio
                                                         Class 1     Class 3      Class 1     Class 3
                                                       ----------  -----------  ----------  ----------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
 Net investment income (loss)                          $   (6,036) $   (86,485) $   (2,090) $   (3,585)
 Net realized gain (losses)                               108,213      685,120     152,220     228,473
 Capital gain distribution from mutual funds                    -            -           -           -
 Change in net unrealized appreciation (depreciation)
   of investments                                        (146,689)  (1,125,900)    226,747     644,016
                                                       ----------  -----------  ----------  ----------
   Increase (decrease) in net assets resulting from
     operations                                           (44,512)    (527,265)    376,877     868,904
                                                       ----------  -----------  ----------  ----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                               1,700      242,596       1,700     198,760
 Cost of units redeemed                                  (190,058)    (853,456)   (301,481)   (164,114)
 Net transfers                                           (138,869)   1,555,925      99,012     393,207
 Contract maintenance charge                                 (425)    (113,146)       (470)    (20,683)
 Adjustments to net assets allocated to contracts in
   payout period                                               22            -         128           -
                                                       ----------  -----------  ----------  ----------
   Increase (decrease) in net assets resulting from
     principal transactions                              (327,630)     831,919    (201,111)    407,170
                                                       ----------  -----------  ----------  ----------
Increase (decrease) in net assets                        (372,142)     304,654     175,766   1,276,074
Net assets at beginning of period                       1,754,241   13,912,288   1,127,307   2,406,443
                                                       ----------  -----------  ----------  ----------
Net assets at end of period                            $1,382,099  $14,216,942  $1,303,073  $3,682,517
                                                       ==========  ===========  ==========  ==========
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
 Net investment income (loss)                          $   (7,828) $   (89,350) $    6,316  $    9,342
 Net realized gain (losses)                               (81,299)     269,546      46,712     (11,374)
 Change in net unrealized appreciation (depreciation)
   of investments                                         341,821    1,632,388      76,744     214,168
                                                       ----------  -----------  ----------  ----------
Increase (decrease) in net assets resulting from
  operations                                              252,694    1,812,584     129,772     212,136
                                                       ----------  -----------  ----------  ----------
FROM CAPITAL TRANSACTIONS
 Net proceeds from units sold                                 986      883,325         999     378,503
 Cost of units redeemed                                  (189,929)  (1,036,255)    (93,738)   (166,334)
 Net transfers                                            (12,281)     498,937     (16,377)    390,687
 Contract maintenance charge                                 (527)      (1,643)       (427)       (456)
 Adjustments to net assets allocated to contracts in
   payout period                                              (50)           -         (46)          -
                                                       ----------  -----------  ----------  ----------
 Increase (decrease) in net assets resulting from
   principal transactions                                (201,801)     344,364    (109,589)    602,400
                                                       ----------  -----------  ----------  ----------
 Increase (decrease) in net assets                         50,893    2,156,948      20,183     814,536
Net assets at beginning of period                       1,703,348   11,755,340   1,107,124   1,591,907
                                                       ----------  -----------  ----------  ----------
Net assets at end of period                            $1,754,241  $13,912,288  $1,127,307  $2,406,443
                                                       ==========  ===========  ==========  ==========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                         SST
                                                SST          SST      Allocation     SST          SST
                      SAST        SAST       Allocation   Allocation   Moderate   Allocation     Real
                    Balanced    Balanced      Balanced     Moderate     Growth      Growth      Return
                    Portfolio   Portfolio    Portfolio    Portfolio   Portfolio   Portfolio    Portfolio
                     Class 1     Class 3      Class 3      Class 3     Class 3     Class 3      Class 3
                   ----------  -----------  -----------  -----------  ----------  ----------  -----------
FOR THE YEAR
  ENDED
  DECEMBER 31,
  2013
FROM
  OPERATIONS:
 Net
   investment
   income
   (loss)          $      429  $   (19,486) $    40,479  $     4,434  $   (6,750) $  (12,937) $  (100,851)
 Net
   realized
   gain
   (losses)           103,263      116,305      108,179       83,380      47,949      41,813       (7,449)
 Capital
   gain
   distribution
   from
   mutual
   funds                    -            -       83,189            -           -           -            -
 Change in
   net
   unrealized
   appreciation
   (depreciation)
   of
   investments        410,021    1,369,389      934,906    1,399,640   1,110,917     341,036     (876,156)
                   ----------  -----------  -----------  -----------  ----------  ----------  -----------
   Increase
     (decrease)
     in net
     assets
     resulting
     from
     operations       513,713    1,466,208    1,166,753    1,487,454   1,152,116     369,912     (984,456)
                   ----------  -----------  -----------  -----------  ----------  ----------  -----------
FROM CAPITAL
  TRANSACTIONS
 Net
   proceeds
   from
   units
   sold                 1,275      304,104      405,397    1,416,994     584,475     496,903      993,783
 Cost of
   units
   redeemed          (441,272)    (453,319)    (186,708)    (425,310)   (121,178)    (48,301)    (607,388)
 Net
   transfers          289,345      719,411    1,997,370      709,450     815,775     (26,681)   4,000,905
 Contract
   maintenance
   charge              (1,246)     (93,254)    (134,571)    (113,093)    (86,839)    (24,824)    (144,311)
 Adjustments
   to net
   assets
   allocated
   to
   contracts
   in payout
   period                  (4)           -           (1)          (1)         (1)          -            2
                   ----------  -----------  -----------  -----------  ----------  ----------  -----------
   Increase
     (decrease)
     in net
     assets
     resulting
     from
     principal
     transactions    (151,902)     476,942    2,081,487    1,588,040   1,192,232     397,097    4,242,991
                   ----------  -----------  -----------  -----------  ----------  ----------  -----------
Increase
  (decrease)
  in net
  assets              361,811    1,943,150    3,248,240    3,075,494   2,344,348     767,009    3,258,535
Net assets at
  beginning
  of
  period            2,944,348    8,202,125   10,676,636   10,785,246   6,833,251   1,480,207   13,039,978
                   ----------  -----------  -----------  -----------  ----------  ----------  -----------
Net assets at
  end of
  period           $3,306,159  $10,145,275  $13,924,876  $13,860,740  $9,177,599  $2,247,216  $16,298,513
                   ==========  ===========  ===========  ===========  ==========  ==========  ===========
FOR THE YEAR
  ENDED
  DECEMBER 31,
  2012
FROM
  OPERATIONS:
 Net
   investment
   income
   (loss)          $   (4,079) $       838  $   (11,537) $   (22,938) $  (17,476) $   (8,412) $   160,200
 Net
   realized
   gain
   (losses)            11,179       41,543       59,858       41,252      27,610      19,914       82,036
 Change in
   net
   unrealized
   appreciation
   (depreciation)
   of
   investments        321,916      381,237      560,372      786,105     575,416     164,684      (19,328)
                   ----------  -----------  -----------  -----------  ----------  ----------  -----------
Increase
  (decrease)
  in net
  assets
  resulting
  from
  operations          329,016      423,618      608,693      804,419     585,550     176,186      222,908
                   ----------  -----------  -----------  -----------  ----------  ----------  -----------
FROM CAPITAL
  TRANSACTIONS
 Net
   proceeds
   from
   units
   sold                 1,756    3,794,227    2,921,721    2,702,276   2,001,061     125,759    2,692,722
 Cost of
   units
   redeemed          (359,276)    (269,188)    (841,862)    (429,665)   (304,350)    (52,717)    (714,561)
 Net
   transfers           46,579    2,764,308    3,493,479    1,124,063     438,746     (14,415)   3,015,279
 Contract
   maintenance
   charge              (1,633)        (614)        (351)        (582)       (507)        (74)        (841)
 Adjustments
   to net
   assets
   allocated
   to
   contracts
   in payout
   period                 (23)           -            -            -           -           -            -
                   ----------  -----------  -----------  -----------  ----------  ----------  -----------
 Increase
   (decrease)
   in net
   assets
   resulting
   from
   principal
   transactions      (312,597)   6,288,733    5,572,987    3,396,092   2,134,950      58,553    4,992,599
                   ----------  -----------  -----------  -----------  ----------  ----------  -----------
 Increase
   (decrease)
   in net
   assets              16,419    6,712,351    6,181,680    4,200,511   2,720,500     234,739    5,215,507
Net assets at
  beginning
  of
  period            2,927,929    1,489,774    4,494,956    6,584,735   4,112,751   1,245,468    7,824,471
                   ----------  -----------  -----------  -----------  ----------  ----------  -----------
Net assets at
  end of
  period           $2,944,348  $ 8,202,125  $10,676,636  $10,785,246  $6,833,251  $1,480,207  $13,039,978
                   ==========  ===========  ===========  ===========  ==========  ==========  ===========

                            See accompanying notes.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION
     ------------

     FS Variable Separate Account of The United States Life Insurance Company in the City of New York (the "Separate Account") is an investment account of The United States Life Insurance Company in the City of New York (the "Company"). The Company is a direct wholly owned subsidiary of AGC Life Insurance Company ("AGC"), a wholly owned, indirect subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings, and asset management. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

     The Separate Account offers the following variable annuity products: FSA Advisor, FSA Polaris, FSA Polaris II, FSA Polaris II A-Class Platinum Series, FSA Polaris Advantage, FSA Polaris Advantage II, FSA Polaris Choice, FSA Polaris Choice III, FSA Polaris Choice IV, FSA Polaris Platinum III, FSA Polaris Platinum O-Series, FSA Polaris Preferred Solution, FSA Polaris Retirement Protector and FSA WM Diversified Strategies III.

     The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full service securities firms, and financial institutions. The distributor of these contracts is SunAmerica Capital Services, Inc., an affiliate of the Company, except for FSA WM Diversified Strategies III, for which the distributor is Principal Funds Distributor, Inc. No underwriting fees are paid in connection with the distribution of these contracts.

     The Separate Account is composed of a total of 110 variable portfolios of different classes (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following: (1) the ten currently available Class 1 and Class 3 investment portfolios of the Anchor Series Trust (the "Anchor Trust"), (2) the sixty five currently available Class 1 and Class 3 investment portfolios of the SunAmerica Series Trust (the "SunAmerica Trust"), (3) the three currently available Series II investment portfolios of the Invesco Variable Insurance Funds (the "Invesco Funds"), (4) the seventeen currently available Class 2 investment portfolios of the Principal Variable Contract Funds, Inc. (the "Principal Funds"), (5) the two currently available Class 1 investment portfolios of the Columbia Funds Variable Insurance Trust I (the "Columbia Trust I"), (6) the four currently available Class 2 investment portfolios of American Funds Insurance Series (the "American Series"), (7) the two currently available Class VC investment portfolio of the Lord Abbett Series Fund, Inc. (the "Lord Abbett Fund"), (8) the two currently available Class 2 investment portfolios of the Franklin Templeton Variable Insurance Products Trust (the "Franklin Templeton Trust"), or (9) the five currently available Class 3 investment portfolios of the Seasons Series Trust (the "Seasons Trust"). The primary difference between the classes of the Variable Accounts

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION (continued)
     ------------------------

     is that the Class 3 shares in the Anchor Trust, the SunAmerica Trust, and the Seasons Trust, the Class 2 shares in the American Series and the Principal Funds, the Class 2 shares in the Franklin Templeton Trust, and the Class II shares in the Invesco Funds are subject to 12b-1 fees of 0.25%, of each classes' average daily net assets, while the Class 1 shares are not subject to 12b-1 fees. The Class VC share of the Lord Abbett Fund and the Class I shares of the Columbia Trust I are not subject to the 12b-1 fees. The American Series, the Anchor Trust, the Lord Abbett Fund, the SunAmerica Trust, the Invesco Funds, the Principal Funds, the Columbia Trust I, the Franklin Templeton Trust, and the Seasons Trust (collectively referred to as the "Trusts") are diversified, open-ended investment companies, which retain "Trusts") are diversified, open-ended investment companies, which retain investment advisers to assist in their investment activities. The Anchor Trust, SunAmerica Trust, and Seasons Trust are affiliated investment companies. The contractholder may elect to have payments allocated to one of the offered guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by contractholders to the Variable Accounts and do not include balances allocated to the General Account.

     On March 9, 2012, the MTB Group of Funds was re-branded as the Wilmington Funds Trust. On the same date, the MTB Managed Allocation Fund-Moderate Growth II was renamed the Wilmington Managed Allocation Fund-Moderate Growth II.

     On April 30, 2012, the Invesco Van Kampen V.I. Capital Growth Fund was renamed the Invesco Van Kampen V.I. American Franchise Fund.

     On May 1, 2012, the Mid Cap Value Portfolio was renamed the Mid Cap Stock Portfolio.

     On September 28, 2012, the Wilmington Managed Allocation Fund-Moderate Growth II was liquidated.

     On April 30, 2013, the SunAmerica Series Trust VCP Value Portfolio and the SunAmerica Series Trust Total Return Balanced Portfolio commenced operations.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     ------------------------------------------

     INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on a first-in, first-out basis.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
     ------------------------------------------------------

     Accumulation unit values are computed daily based on the total net assets of theportfolios.

     FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are port of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

     USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

     RESERVES FOR CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: Net assets allocated to contracts in the payout period are based on the Annuity 2000 Mortality Table and the 1983 (a) Individual Mortality Table depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments for all products.

     At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the Company. If there are transfers between the Company and the Separate Account they will be disclosed as adjustments to net assets allocated to contracts in payout period in the accompanying Statements of Changes in Net Assets.

     Annuity benefit payments are recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets.

3.   FAIR VALUE MEASUREMENTS
     -----------------------

     Assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

3.   FAIR VALUE MEASUREMENTS (continued)
     -----------------------------------

     fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

     Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets, and most mutual funds.

     Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal, and provincial obligations, hybrid securities, and derivative contracts.

     Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include certain fixed income securities and equities.

     The Separate Account assets measured at fair value as of December 31, 2013 consist of investments in trusts, which are registered and open-end mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 as of December 31, 2013 and for the year then ended. The Separate Account had no liabilities as of December 31, 2013. See the Schedules of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2013, and indicating the levels of the fair value measurement based on the levels of the inputs used. As all assets are of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and changes in unrealized gains (losses) for Level 3 assets still held as of December 31, 2013 is presented.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS
     ----------------------

     Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

     WITHDRAWAL CHARGE: Each contract provides that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the contracts, with a maximum charge of up to 9% of any amount withdrawn that exceeds the free withdrawal amount, and are recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. There are no withdrawal charges under the FSA Advisor contract.

     CONTRACT MAINTENANCE CHARGE: An annual contract maintenance charge ranging from $30 to $50 is charged against certain contracts, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance fee will be assessed on each anniversary during the accumulation phase. In the event that a total surrender of the contract value is made, the entire charge will be assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance charge is recorded as a cost of units redeemed in the accompanying Statements of Changes in Net Assets. There are no contract maintenance charges under the FSA Advisor contract.

     SEPARATE ACCOUNT ANNUAL CHARGE: The Separate Account deducts a separate account annual charge comprised of mortality and expense risk charges and distribution expense charges, computed on a daily basis. Separate account annual charges are recorded as a charge in the Statements of Operations. The total annual rates of the net asset value of each portfolio, depending on any optional death benefits elected for each product, is as follows: FSA Advisor 1.52%; FSA Polaris 1.52%; FSA Polaris II 1.52%; FSA Polaris II A-Class Platinum Series 0.85%; FSA Polaris Advantage 1.65% or 1.90%; FSA Polaris Advantage II 1.30%, 1.55%, 1.90% or 2.15%, FSA Polaris Choice 1.52% or 1.72%; FSA Polaris Choice III 1.52% or 1.77%; FSA Polaris Choice IV 1.65% or 1.90%, FSA Polaris Platinum III 1.30% or 1.55%, FSA Polaris Platinum O-Series 0.95% or 1.20%, FSA Polaris Preferred Solution 1.15%, 1.40%, 1.55%, 1.65%, or 1.80%; FSA Polaris Retirement Protector 1.30%, 1.55% or 1.80%, FSA WM Diversified Strategies III 1.55% or 1.70%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract. The distribution expense is deducted at an annual rate of 0.15% of the net asset value of each portfolio and is included in the respective separate account annual charge rate. This is for all expenses associated with the distribution of the contract. If

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS (continued)
     ----------------------------------

     this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

     TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas), depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets.

     CAPITAL PROTECTOR FEE: The optional Capital Protector Program offered in FSA Polaris II, FSA Polaris Advantage, FSA Polaris Choice, FSA Polaris Choice III, FSA Polaris Preferred Solution, and FSA WM Diversified Strategies III, provides a guaranteed minimum contract value at the end of an applicable waiting period. The annual fee ranges from 0.25% to 0.65% of the contract value minus purchase payments received after the 90th day from the contract issue date. The fee is deducted quarterly from the contract value during the waiting period, and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets.

     MARKETLOCK, MARKETLOCK FOR TWO, INCOME REWARDS, MARKETLOCK FOR LIFE PLUS, MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE FEE: The optional MarketLock, MarketLock for Two, Income Rewards, MarketLock for Life Plus, MarketLock Income Plus, and MarketLock for Life features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The MarketLock feature is offered in FSA Polaris II, FSA Polaris Choice, FSA WM Diversified Strategies III, FSA Polaris Choice III, FSA Polaris II A-Class Platinum Series, FSA Polaris Advantage, and FSA Polaris Preferred Solution. The MarketLock for Two feature is offered in FSA Polaris II, FSA Polaris Choice, FSA WM Diversified Strategies III, FSA Polaris Choice III, and FSA Polaris Preferred Solution. The Income Rewards feature is offered in FSA Polaris II, FSA Polaris Choice, FSA WM Diversified Strategies III, FSA Polaris Choice III, and FSA Polaris Preferred Solution. The annual fee ranges from 0.50% to 0.65% for MarketLock, 0.40% for MarketLock for Two prior to the first withdrawal and 0.80% after the first withdrawal and 0.65% for Income Rewards in years 0-7 and 0.45 in years 8-10, of the maximum anniversary value benefit base (as defined in the prospectus), deducted quarterly from the contract value and is recorded as a redemption in the accompanying Statements of Changes in Net Assets. The maximum anniversary value benefit base is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals.

     The MarketLock for Life Plus feature is offered in FSA Polaris II, FSA Polaris Choice III, FSA Polaris Advantage, FSA Polaris Platinum III, FSA Polaris II A-Class Platinum Series, and FSA Polaris Preferred Solution. The annual fee ranges from 0.65% to 0.95% for one covered person and from 0.90% to 1.25% for two covered persons, of the maximum anniversary value benefit base, deducted quarterly from the contract value and recorded as a redemption in the accompanying Statements of Changes in Net Assets. The maximum anniversary value benefit base for MarketLock for Life Plus is calculate as the

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS (continued)
     ----------------------------------

     greater of purchase payments made in the first year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year plus a bonus, if eligible, or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments.

     The MarketLock Income Plus feature is offered in FSA Polaris II, FSA Polaris Choice III, FSA Polaris Platinum III, FSA Polaris Advantage, FSA Polaris II A-Class Platinum Series, and FSA Polaris Preferred Solution. The annual fee ranges from 0.85% to 1.10% for one covered person and from 1.10% to 1.35% for two covered persons, of the maximum anniversary value benefit base, deducted quarterly from the contract value and recorded as a redemption in the accompanying Statements of Changes in Net Assets. The maximum anniversary value benefit base for MarketLock Income Plus is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year plus a bonus, if eligible, or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments.

     The MarketLock for Life feature is offered in FSA Polaris II, FSA Polaris Choice III, FSA Polaris Platinum III, FSA Polaris Choice IV, FSA Polaris II A-Class Platinum Series, FSA Polaris Advantage, and FSA Polaris Preferred Solution. The annual fee is 0.70% for one covered person and 0.95% for two covered persons, of the maximum anniversary value benefit base, deducted quarterly from the contract value and recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. The maximum anniversary value benefit base for MarketLock for Life is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments.

     SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER FEE: The optional SunAmerica Income Plus and SunAmerica Income Builder features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The SunAmerica Income Plus feature is offered in FSA Polaris Platinum III, FSA Polaris Choice III, FSA Polaris Choice IV, FSA Polaris Platinum O-Series, FSA Polaris Advantage, FSA Polaris Advantage II, FSA Polaris Retirement Protector and FSA Polaris Preferred Solution. The SunAmerica Income Builder feature is offered in FSA Polaris Platinum III, FSA Polaris Choice III, FSA Polaris Choice IV, FSA Polaris Advantage, FSA Polaris Advantage II, FSA and FSA Polaris Preferred Solution. The annual fee ranges from 0.60% to 2.20% for one covered person and from 0.60% to 2.70% for two covered persons, of the maximum anniversary value benefit base, deducted quarterly from the contract value and recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. The fee may change after the first year based on an index of market volatility. The maximum anniversary value benefit base is calculated as

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS (continued)
     ----------------------------------

     the greater of eligible purchase payments received during the first five years, adjusted for withdrawals plus a credit, if eligible, or the maximum anniversary date contract value.

     PREMIUM BASED CHARGE: For the Polaris Platinum O-Series product, an up-front sales charge is applied against the gross purchase payments made on the contract. The sales charge ranges from 1.25% to 5.00% of the gross purchase payment invested, depending on the investment amount and the year of receipt and is paid to the Company. The charge is deducted from the contract value on a quarterly basis over a period of seven years and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets.

     PREMIUM TAXES: Certain states charge the Company a premium tax on purchase payments up to a maximum of 3.5%. Some states assess premium taxes at the time purchase payments are made; whereas some states assess premium taxes at the time annuity payments begin or at the time of surrender. There are certain states that do not assess premium taxes. The Company currently deducts premium taxes upon annuitization; however, it reserves the right to deduct any premium taxes when a purchase payment is made or upon surrender of the contract. Premium taxes are deducted from purchases when a contract annuitizes in the Statements of Changes in Net Assets.

     SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

FS  VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                                                    Proceeds from
Sub-accounts                                                                  Cost of Purchases         Sales
----------------------------------------------------------------------------  -------------------  ---------------
Lord Abbett Growth and Income Portfolio Class VC                              $         638,970     $    3,001,484
American Funds Growth-Income Fund Class 2                                               271,249          2,288,646
American Funds Growth Fund Class 2                                                      249,076          1,733,188
Lord Abbett Mid Cap Stock Portfolio Class VC                                              8,749             25,195
American Funds Asset Allocation Fund Class 2                                            733,770            524,755
American Funds Global Growth Fund Class 2                                               342,610          2,108,664
Principal Equity Income Account Class 2                                                  24,223            228,314
Principal LargeCap Blend Account II Class 2                                               1,033             35,994
Principal LargeCap Growth Account Class 2                                                   346             16,639
Principal Income Account Class 2                                                         15,759             42,384
Principal Diversified International Account Class 2                                       4,237            261,612
Principal Money Market Account Class 2                                                        -              2,565
Principal Real Estate Securities Account Class 2                                          1,517              8,929
Principal SAM Balanced Portfolio Class 2                                              1,148,309            775,359
Principal SAM Conservative Balanced Portfolio Class 2                                     4,753              8,822
Principal SAM Conservative Growth Portfolio Class 2                                      11,381            225,396
Principal SAM Flexible Income Portfolio Class 2                                          26,914            120,477
Principal SAM Strategic Growth Portfolio Class 2                                          4,632             16,792
Principal Short-Term Income Account Class 2                                               4,671              1,763
Principal SmallCap Growth Account II Class 2                                              1,340              1,685
Principal Government & High Quality Bond Class 2                                            360                251
Principal PVC Principal Capital Appreciation Account Class 2                             73,194             80,589
Principal PVC MidCap Blend Acct Class 2                                                  78,053            258,551
Columbia VP Income Opportunities Fund Class 1                                            34,716             77,217
Invesco VI American Franchise Fund Series II                                             29,864            286,579
Invesco VI Comstock Fund Series II                                                    1,439,981          3,955,397
Invesco VI Growth and Income Fund Series II                                           2,112,037          6,726,991
Franklin Income Securities Fund                                                       3,231,329          1,655,727
Franklin Templeton VIP Founding Funds Allocations Fund Class 2                        1,425,160            849,010
Columbia VP Marsico Focused Equities Fund Class 1                                       135,021            127,308
AST Growth Portfolio Class 1                                                            107,775            585,795
AST Growth Portfolio Class 3                                                            247,022          1,800,185
AST Government and Quality Bond Portfolio Class 1                                     1,063,424          1,605,579
AST Government and Quality Bond Portfolio Class 3                                     8,222,531          5,793,536
AST Capital Appreciation Portfolio Class 1                                            1,046,903          1,748,120
AST Capital Appreciation Portfolio Class 3                                            4,852,691          5,622,658
AST Natural Resources Portfolio Class 1                                                  43,520            414,397
AST Natural Resources Portfolio Class 3                                                 827,115          1,755,963
SAST Small Company Value Portfolio Class 3                                            2,236,106          3,989,887
SAST Mid-Cap Growth Portfolio Class 1                                                    39,737            462,017
SAST Mid-Cap Growth Portfolio Class 3                                                 1,573,629          2,671,629
SAST Capital Growth Portfolio Class 1                                                    16,660             60,661
SAST Capital Growth Portfolio Class 3                                                   136,661            473,943
SAST Blue Chip Growth Portfolio Class 1                                                  75,634             97,216
SAST Blue Chip Growth Portfolio Class 3                                                 858,872            706,937
SAST Growth Opportunities Portfolio Class 1                                              32,363             97,493
SAST Growth Opportunities Portfolio Class 3                                             976,054          2,676,500
SAST Technology Portfolio Class 1                                                         7,183             77,679
SAST Technology Portfolio Class 3                                                       178,014            332,996
SAST Marsico Focused Growth Portfolio Class 3                                           841,362          1,056,623
SAST Small & Mid Cap Value Portfolio Class 3                                          4,569,929          8,413,888

FS  VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS - CONTINUED

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                                                    Proceeds from
Sub-accounts                                                                  Cost of Purchases         Sales
----------------------------------------------------------------------------  -------------------  ---------------
SAST Foreign Value Portfolio Class 3                                          $       2,364,452     $    5,585,065
SAST VCP Value Portfolio Class 3                                                      3,531,152             28,211
SAST VCP Total Return Balanced Portfolio Class 3                                      3,399,305             26,136
SAST Protected Asset Allocation SAST Portfolio Class 3                                5,897,171             87,942
SAST American Funds Growth Portfolio Class 3                                          1,218,421          2,946,620
SAST American Funds Global Growth Portfolio Class 3                                   1,466,953          4,550,646
SAST American Funds Growth-Income Portfolio Class 3                                   1,320,812          3,412,815
SAST American Funds Asset Allocation Portfolio Class 3                                1,765,313          1,792,512
SAST Cash Management Portfolio Class 1                                                  762,898            874,826
SAST Cash Management Portfolio Class 3                                                4,572,442          3,578,655
SAST Corporate Bond Portfolio Class 1                                                   338,780            723,887
SAST Corporate Bond Portfolio Class 3                                                 9,659,016          4,224,488
SAST Global Bond Portfolio Class 1                                                      141,666            364,663
SAST Global Bond Portfolio Class 3                                                    4,795,178          1,299,957
SAST High-Yield Bond Portfolio Class 1                                                1,283,762          1,216,733
SAST High-Yield Bond Portfolio Class 3                                                1,821,959            872,879
AST Asset Allocation Portfolio Class 1                                                  228,505            623,614
AST Asset Allocation Portfolio Class 3                                                  371,396            652,985
SAST Growth-Income Portfolio Class 1                                                    449,152          1,228,450
SAST Growth-Income Portfolio Class 3                                                  1,985,057          1,179,828
SAST Global Equities Portfolio Class 1                                                   71,347            412,975
SAST Global Equities Portfolio Class 3                                                  154,395            294,894
SAST Alliance Growth Portfolio Class 1                                                   84,042          1,870,825
SAST Alliance Growth Portfolio Class 3                                                  458,996          1,828,978
SAST MFS Massachusetts Investors Trust Portfolio Class 1                                 86,001            628,173
SAST MFS Massachusetts Investors Trust Portfolio Class 3                              1,768,798          3,218,786
SAST Fundamental Growth Portfolio Class 1                                                29,682            371,642
SAST Fundamental Growth Portfolio Class 3                                                 1,738            989,473
SAST Dynamic Allocation Portfolio Class 3                                           249,369,471          2,737,669
SAST International Diversified Equities Portfolio Class 1                               131,434            282,713
SAST International Diversified Equities Portfolio Class 3                             1,000,256          1,880,286
SAST Davis Venture Value Portfolio Class 1                                            1,136,784          1,930,070
SAST Davis Venture Value Portfolio Class 3                                            2,859,963          6,699,034
SAST MFS Total Return Portfolio Class 1                                                 293,858            923,822
SAST MFS Total Return Portfolio Class 3                                                 831,480          2,039,717
SAST Total Return Bond Portfolio Class 1                                                145,386            432,608
SAST Total Return Bond Portfolio Class 3                                             16,718,330          7,351,173
SAST Telecom Utility Portfolio Class 1                                                   34,123            184,128
SAST Telecom Utility Portfolio Class 3                                                  363,981            150,345
SAST Equity Opportunities Portfolio Class 1                                              31,739            371,840
SAST Equity Opportunities Portfolio Class 3                                             669,383            373,780
SAST Aggressive Growth Portfolio Class 1                                                 16,035            245,458
SAST Aggressive Growth Portfolio Class 3                                              2,500,222          1,302,724
SAST International Growth and Income Portfolio Class 1                                  115,048            362,539
SAST International Growth and Income Portfolio Class 3                                  620,002          2,807,609
SAST Emerging Markets Portfolio Class 1                                                  40,394            299,890
SAST Emerging Markets Portfolio Class 3                                               1,652,200          1,527,415
SAST SunAmerica Dynamic Strategy Portfolio Class 3                                  149,306,199          1,411,740
SAST Real Estate Portfolio Class 1                                                       48,274            381,947
SAST Real Estate Portfolio Class 3                                                    2,694,700          1,949,244
SAST Dogs of Wall Street Portfolio Class 1                                              155,338            358,656
SAST Dogs of Wall Street Portfolio Class 3                                            1,164,002            760,428
SAST Balanced Portfolio Class 1                                                         333,352            485,095

FS  VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS - CONTINUED

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                                                    Proceeds from
Sub-accounts                                                                  Cost of Purchases         Sales
----------------------------------------------------------------------------  -------------------  ---------------
SAST Balanced Portfolio Class 3                                               $       1,259,211     $      801,809
SST Allocation Balanced Portfolio Class 3                                             3,206,646          1,001,410
SST Allocation Moderate Portfolio Class 3                                             2,304,736            712,200
SST Allocation Moderate Growth Portfolio Class 3                                      1,553,969            368,451
SST Allocation Growth Portfolio Class 3                                                 671,593            287,425
SST Real Return Portfolio Class 3                                                     5,310,770          1,168,614

FS  VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2013.

                                                                        Accumulation
                                   Contracts with a      Accumulation      Units      Annuity Units  Annuity Units  Net Increase
Sub-accounts                      Total Expense of (1)   Units Issued    Redeemed       Issued (1)    Redeemed (1)   (Decrease)
--------------------------------  ---------------------  --------------  -----------  -------------  --------------  -----------
Lord Abbett Growth and Income
   Portfolio Class VC                           0.85%              42         (9,603)             -              -        (9,561)
Lord Abbett Growth and Income
   Portfolio Class VC                           0.95%             497           (336)             -              -           161
Lord Abbett Growth and Income
   Portfolio Class VC                           1.15%           6,890           (966)           239              -         6,163
Lord Abbett Growth and Income
   Portfolio Class VC                           1.20%             291           (204)             -              -            88
Lord Abbett Growth and Income
   Portfolio Class VC                           1.30%           5,706        (21,437)             -              -       (15,732)
Lord Abbett Growth and Income
   Portfolio Class VC                           1.40%             533           (481)             -              -            52
Lord Abbett Growth and Income
   Portfolio Class VC                           1.52%           5,836        (98,312)             -              -       (92,476)
Lord Abbett Growth and Income
   Portfolio Class VC                           1.55%           5,698        (16,408)             -              -       (10,710)
Lord Abbett Growth and Income
   Portfolio Class VC                           1.65%          12,977         (5,104)             -              -         7,873
Lord Abbett Growth and Income
   Portfolio Class VC                           1.72%             182         (5,029)             -              -        (4,847)
Lord Abbett Growth and Income
   Portfolio Class VC                           1.77%           2,301        (42,342)             -              -       (40,041)
Lord Abbett Growth and Income
   Portfolio Class VC                           1.80%          12,298         (2,845)             -              -         9,453
Lord Abbett Growth and Income
   Portfolio Class VC                           1.90%           4,773        (11,433)             -              -        (6,660)
Lord Abbett Growth and Income
   Portfolio Class VC                           2.15%             166            (14)             -              -           152
American Funds Growth-Income
   Fund Class 2                                 0.85%             444        (25,290)             -              -       (24,846)
American Funds Growth-Income
   Fund Class 2                                 0.95%           1,433           (254)             -              -         1,179
American Funds Growth-Income
   Fund Class 2                                 1.20%           2,110           (248)             -              -         1,862
American Funds Growth-Income
   Fund Class 2                                 1.52%           2,570        (66,769)             -              -       (64,199)
American Funds Growth-Income
   Fund Class 2                                 1.72%             142         (7,344)             -              -        (7,202)
American Funds Growth Fund
   Class 2                                      0.85%             512        (16,708)            54              -       (16,142)
American Funds Growth Fund
   Class 2                                      0.95%           1,834           (962)             -              -           871
American Funds Growth Fund
   Class 2                                      1.20%             889           (551)             -              -           338
American Funds Growth Fund
   Class 2                                      1.52%           4,895        (39,495)             -              -       (34,600)
American Funds Growth Fund
   Class 2                                      1.72%             494         (8,729)             -              -        (8,234)
Lord Abbett Mid Cap Stock
   Portfolio Class VC                           0.85%             452         (1,347)             -              -          (896)
American Funds Asset
   Allocation Fund Class 2                      0.85%          32,130        (23,792)             -              -         8,338
American Funds Asset
   Allocation Fund Class 2                      0.95%               -           (240)             -              -          (240)
American Funds Asset
   Allocation Fund Class 2                      1.20%              17            (99)             -              -           (83)
American Funds Global Growth
   Fund Class 2                                 0.85%           1,322        (15,130)            66              -       (13,742)
American Funds Global Growth
   Fund Class 2                                 0.95%           2,991         (1,280)             -              -         1,711
American Funds Global Growth
   Fund Class 2                                 1.20%           1,548           (720)             -              -           828
American Funds Global Growth
   Fund Class 2                                 1.52%           5,032        (51,725)             -              -       (46,694)
American Funds Global Growth
   Fund Class 2                                 1.72%             201         (4,673)             -              -        (4,473)
Principal Equity Income
   Account Class 2                              1.55%             327        (15,852)             -              -       (15,525)
Principal Equity Income
   Account Class 2                              1.70%               1         (2,227)             -              -        (2,226)
Principal LargeCap Blend
   Account II Class 2                           1.55%               -         (4,214)             -              -        (4,214)
Principal LargeCap Blend
   Account II Class 2                           1.70%               -            (70)             -              -           (70)
Principal LargeCap Growth
   Account Class 2                              1.55%               -         (1,866)             -              -        (1,866)
Principal LargeCap Growth
   Account Class 2                              1.70%               -            (20)             -              -           (20)
Principal Income Account Class 2                1.55%             569         (2,545)             -              -        (1,976)
Principal Income Account Class 2                1.70%               -         (1,419)             -              -        (1,419)
Principal Diversified
   International Account Class 2                1.55%               1        (36,438)             -              -       (36,436)
Principal Diversified
   International Account Class 2                1.70%               1         (1,566)             -              -        (1,565)
Principal Money Market Account
   Class 2                                      1.55%               -              -              -              -             -
Principal Money Market Account
   Class 2                                      1.70%               1           (147)             -              -          (146)
Principal Real Estate
   Securities Account Class 2                   1.55%              56            (13)             -              -            43
Principal Real Estate
   Securities Account Class 2                   1.70%               -           (354)             -              -          (354)
Principal SAM Balanced
   Portfolio Class 2                            1.52%           7,037         (2,394)             -              -         4,642
Principal SAM Balanced
   Portfolio Class 2                            1.55%             248        (27,866)             -              -       (27,618)
Principal SAM Balanced
   Portfolio Class 2                            1.70%               7         (7,628)             -              -        (7,620)
Principal SAM Balanced
   Portfolio Class 2                            1.77%          64,923        (14,850)             -              -        50,073
Principal SAM Conservative
   Balanced Portfolio Class 2                   1.55%              41           (243)             -              -          (202)
Principal SAM Conservative
   Balanced Portfolio Class 2                   1.70%              38           (499)             -              -          (461)
Principal SAM Conservative
   Balanced Portfolio Class 2                   1.77%               -            (39)             -              -           (39)
Principal SAM Conservative
   Growth Portfolio Class 2                     1.55%              49         (2,740)             -              -        (2,691)
Principal SAM Conservative
   Growth Portfolio Class 2                     1.70%               1        (14,478)             -              -       (14,477)
Principal SAM Flexible Income
   Portfolio Class 2                            1.55%               1        (10,768)             -              -       (10,768)
Principal SAM Flexible Income
   Portfolio Class 2                            1.70%              35            (19)             -              -            15
Principal SAM Flexible Income
   Portfolio Class 2                            1.77%               1            (11)             -              -           (10)
Principal SAM Strategic Growth
   Portfolio Class 2                            1.55%              20           (800)             -              -          (780)
Principal SAM Strategic Growth
   Portfolio Class 2                            1.70%              44            (60)             -              -           (16)
Principal Short-Term Income
   Account Class 2                              1.55%             530           (131)             -              -           399
Principal Short-Term Income
   Account Class 2                              1.70%               -            (15)             -              -           (15)
Principal SmallCap Growth
   Account II Class 2                           1.55%             154            (58)             -              -            96
Principal SmallCap Growth
   Account II Class 2                           1.70%               -            (43)             -              -           (43)
Principal Government & High
   Quality Bond Class 2                         1.55%               -             (5)             -              -            (5)
Principal Government & High
   Quality Bond Class 2                         1.70%               -             (7)             -              -            (7)
Principal PVC Principal
   Capital Appreciation
   Account Class 2                              1.55%               2         (3,196)             -              -        (3,194)
Principal PVC Principal
   Capital Appreciation
   Account Class 2                              1.70%               1         (1,647)             -              -        (1,647)
Principal PVC MidCap Blend
   Acct Class 2                                 1.55%              89        (12,157)             -              -       (12,068)
Principal PVC MidCap Blend
   Acct Class 2                                 1.70%             141         (3,986)             -              -        (3,845)

FS  VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                                        Accumulation
                                   Contracts with a      Accumulation      Units      Annuity Units  Annuity Units  Net Increase
Sub-accounts                      Total Expense of (1)   Units Issued    Redeemed       Issued (1)    Redeemed (1)   (Decrease)
--------------------------------  ---------------------  --------------  -----------  -------------  --------------  -----------
Columbia VP Income
   Opportunities Fund Class 1                   1.52%             121         (1,166)             -              -        (1,045)
Columbia VP Income
   Opportunities Fund Class 1                   1.72%             176         (2,257)             -              -        (2,081)
Columbia VP Income
   Opportunities Fund Class 1                   1.77%             143            (19)             -              -           124
Invesco VI American Franchise
   Fund Series II                               0.85%             348           (168)             -              -           180
Invesco VI American Franchise
   Fund Series II                               1.52%               4        (10,413)             -              -       (10,409)
Invesco VI American Franchise
   Fund Series II                               1.55%               -           (287)             -              -          (287)
Invesco VI American Franchise
   Fund Series II                               1.65%              60         (2,324)             -              -        (2,263)
Invesco VI American Franchise
   Fund Series II                               1.72%               7         (7,210)             -              -        (7,203)
Invesco VI American Franchise
   Fund Series II                               1.77%               1           (887)             -              -          (886)
Invesco VI American Franchise
   Fund Series II                               1.90%           1,678           (535)             -              -         1,143
Invesco VI Comstock Fund
   Series II                                    0.85%           2,364        (15,733)           195              -       (13,175)
Invesco VI Comstock Fund
   Series II                                    0.95%           6,994         (2,527)             -              -         4,468
Invesco VI Comstock Fund
   Series II                                    1.15%             297         (1,058)           277              -          (484)
Invesco VI Comstock Fund
   Series II                                    1.20%           7,726         (1,642)             -              -         6,084
Invesco VI Comstock Fund
   Series II                                    1.30%          24,694        (38,043)             -              -       (13,349)
Invesco VI Comstock Fund
   Series II                                    1.40%           1,972           (962)             -              -         1,010
Invesco VI Comstock Fund
   Series II                                    1.52%          11,244        (87,700)             -              -       (76,457)
Invesco VI Comstock Fund
   Series II                                    1.55%          15,743        (35,700)             -              -       (19,957)
Invesco VI Comstock Fund
   Series II                                    1.65%          12,664        (19,483)             -              -        (6,819)
Invesco VI Comstock Fund
   Series II                                    1.70%               -            (12)             -              -           (12)
Invesco VI Comstock Fund
   Series II                                    1.72%              56         (3,048)             -              -        (2,992)
Invesco VI Comstock Fund
   Series II                                    1.77%           8,373        (41,757)             -              -       (33,384)
Invesco VI Comstock Fund
   Series II                                    1.80%           4,236         (4,302)             -              -           (66)
Invesco VI Comstock Fund
   Series II                                    1.90%           7,876        (14,114)             -              -        (6,238)
Invesco VI Comstock Fund
   Series II                                    2.15%             578            (50)             -              -           528
Invesco VI Growth and Income
   Fund Series II                               0.85%           1,815        (19,674)           178              -       (17,682)
Invesco VI Growth and Income
   Fund Series II                               0.95%           6,562         (2,383)             -              -         4,179
Invesco VI Growth and Income
   Fund Series II                               1.15%             600         (1,398)           416              -          (381)
Invesco VI Growth and Income
   Fund Series II                               1.20%           2,653         (1,668)             -              -           985
Invesco VI Growth and Income
   Fund Series II                               1.30%          26,250        (44,907)             -              -       (18,656)
Invesco VI Growth and Income
   Fund Series II                               1.40%           1,527         (1,059)             -              -           469
Invesco VI Growth and Income
   Fund Series II                               1.52%          16,576       (183,024)             -              -      (166,448)
Invesco VI Growth and Income
   Fund Series II                               1.55%          34,453        (39,721)             -              -        (5,268)
Invesco VI Growth and Income
   Fund Series II                               1.65%           6,059        (12,349)             -              -        (6,290)
Invesco VI Growth and Income
   Fund Series II                               1.72%           5,880         (8,910)             -              -        (3,030)
Invesco VI Growth and Income
   Fund Series II                               1.77%           8,286        (68,190)             -              -       (59,904)
Invesco VI Growth and Income
   Fund Series II                               1.80%           6,089         (4,626)             -              -         1,463
Invesco VI Growth and Income
   Fund Series II                               1.90%          10,146        (20,527)             -              -       (10,381)
Invesco VI Growth and Income
   Fund Series II                               2.15%           4,804            (49)             -              -         4,754
Franklin Income Securities
   Fund                                         0.85%           2,873           (125)             -              -         2,748
Franklin Income Securities
   Fund                                         0.95%             205           (251)             -              -           (46)
Franklin Income Securities
   Fund                                         1.15%          25,410         (1,429)             -              -        23,981
Franklin Income Securities
   Fund                                         1.20%           5,537            (55)             -              -         5,483
Franklin Income Securities
   Fund                                         1.30%          65,322        (10,797)             -              -        54,526
Franklin Income Securities
   Fund                                         1.52%           9,085        (80,340)             -              -       (71,256)
Franklin Income Securities
   Fund                                         1.55%          54,616        (10,197)             -              -        44,420
Franklin Income Securities
   Fund                                         1.65%          30,077         (3,014)             -              -        27,063
Franklin Income Securities
   Fund                                         1.77%           2,150        (13,305)             -              -       (11,154)
Franklin Income Securities
   Fund                                         1.80%          10,555         (4,536)             -              -         6,020
Franklin Income Securities
   Fund                                         1.90%           7,655         (9,012)             -              -        (1,357)
Franklin Templeton VIP
   Founding Funds Allocations
   Fund Class 2                                 0.85%           4,394        (27,113)             -              -       (22,720)
Franklin Templeton VIP
   Founding Funds Allocations
   Fund Class 2                                 1.15%             210         (4,627)             -              -        (4,417)
Franklin Templeton VIP
   Founding Funds Allocations
   Fund Class 2                                 1.30%           5,717           (743)             -              -         4,974
Franklin Templeton VIP
   Founding Funds Allocations
   Fund Class 2                                 1.52%           1,993        (10,823)             -              -        (8,830)
Franklin Templeton VIP
   Founding Funds Allocations
   Fund Class 2                                 1.55%           3,632         (1,633)             -              -         1,999
Franklin Templeton VIP
   Founding Funds Allocations
   Fund Class 2                                 1.65%               -            (71)             -              -           (71)
Franklin Templeton VIP
   Founding Funds Allocations
   Fund Class 2                                 1.77%             296         (7,331)             -              -        (7,035)
Franklin Templeton VIP
   Founding Funds Allocations
   Fund Class 2                                 1.80%             259           (198)             -              -            60
Franklin Templeton VIP
   Founding Funds Allocations
   Fund Class 2                                 1.90%           2,254        (16,079)             -              -       (13,825)
Columbia VP Marsico Focused
   Equities Fund Class 1                        1.52%           2,803         (5,446)             -              -        (2,643)
Columbia VP Marsico Focused
   Equities Fund Class 1                        1.72%              11         (2,327)             -              -        (2,316)
Columbia VP Marsico Focused
   Equities Fund Class 1                        1.77%              14           (249)             -              -          (235)
AST Growth Portfolio Class 1                    1.52%           2,331        (13,203)             -           (111)      (10,983)
AST Growth Portfolio Class 3                    0.85%               -           (808)             -              -          (808)
AST Growth Portfolio Class 3                    0.95%             429           (429)             -              -             -
AST Growth Portfolio Class 3                    1.15%           1,494           (252)             -              -         1,242
AST Growth Portfolio Class 3                    1.30%          10,355         (4,698)             -              -         5,657
AST Growth Portfolio Class 3                    1.40%             885             (1)             -              -           884
AST Growth Portfolio Class 3                    1.52%             934        (28,927)             -              -       (27,992)
AST Growth Portfolio Class 3                    1.55%             216            (97)             -              -           119
AST Growth Portfolio Class 3                    1.65%             838        (23,870)             -              -       (23,032)
AST Growth Portfolio Class 3                    1.72%               1         (1,542)             -              -        (1,541)
AST Growth Portfolio Class 3                    1.77%              32         (3,517)             -              -        (3,485)
AST Growth Portfolio Class 3                    1.90%           1,011         (2,087)             -              -        (1,076)
AST Government and Quality
   Bond Portfolio Class 1                       1.52%          45,195        (72,880)             -         (2,057)      (29,741)
AST Government and Quality
   Bond Portfolio Class 3                       0.85%          10,556        (10,202)            87              -           442
AST Government and Quality
   Bond Portfolio Class 3                       0.95%          15,065         (1,916)             -              -        13,149
AST Government and Quality
   Bond Portfolio Class 3                       1.15%           1,631           (734)           181              -         1,078

FS  VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                                        Accumulation
                                   Contracts with a      Accumulation      Units      Annuity Units  Annuity Units  Net Increase
Sub-accounts                      Total Expense of (1)   Units Issued    Redeemed       Issued (1)    Redeemed (1)   (Decrease)
--------------------------------  ---------------------  --------------  -----------  -------------  --------------  -----------
AST Government and Quality
   Bond Portfolio Class 3                       1.20%           7,255           (535)             -              -         6,720
AST Government and Quality
   Bond Portfolio Class 3                       1.30%          98,737        (20,947)             -              -        77,790
AST Government and Quality
   Bond Portfolio Class 3                       1.40%           2,256           (111)             -              -         2,144
AST Government and Quality
   Bond Portfolio Class 3                       1.52%         106,388       (171,507)             -              -       (65,119)
AST Government and Quality
   Bond Portfolio Class 3                       1.55%         131,037        (23,852)             -              -       107,185
AST Government and Quality
   Bond Portfolio Class 3                       1.65%          37,751         (9,907)             -              -        27,844
AST Government and Quality
   Bond Portfolio Class 3                       1.72%           4,285        (10,863)             -              -        (6,578)
AST Government and Quality
   Bond Portfolio Class 3                       1.77%          39,607        (45,070)             -              -        (5,463)
AST Government and Quality
   Bond Portfolio Class 3                       1.80%          33,103         (5,603)             -              -        27,500
AST Government and Quality
   Bond Portfolio Class 3                       1.90%          45,512        (32,730)             -              -        12,782
AST Government and Quality
   Bond Portfolio Class 3                       2.15%           1,322              -              -              -         1,322
AST Capital Appreciation
   Portfolio Class 1                            1.52%           1,840        (24,283)             -           (229)      (22,672)
AST Capital Appreciation
   Portfolio Class 3                            0.85%           2,203        (20,598)             -              -       (18,395)
AST Capital Appreciation
   Portfolio Class 3                            0.95%           4,065           (518)             -              -         3,548
AST Capital Appreciation
   Portfolio Class 3                            1.15%           2,552           (832)           154              -         1,874
AST Capital Appreciation
   Portfolio Class 3                            1.20%           1,043           (262)             -              -           781
AST Capital Appreciation
   Portfolio Class 3                            1.30%          24,533        (26,043)             -              -        (1,510)
AST Capital Appreciation
   Portfolio Class 3                            1.40%             537           (530)             -              -             7
AST Capital Appreciation
   Portfolio Class 3                            1.52%           6,775        (45,235)             -              -       (38,460)
AST Capital Appreciation
   Portfolio Class 3                            1.55%           7,099        (17,648)             -              -       (10,549)
AST Capital Appreciation
   Portfolio Class 3                            1.65%          48,966        (25,218)             -              -        23,748
AST Capital Appreciation
   Portfolio Class 3                            1.70%               -             (7)             -              -            (7)
AST Capital Appreciation
   Portfolio Class 3                            1.72%           1,717         (1,631)             -              -            86
AST Capital Appreciation
   Portfolio Class 3                            1.77%           1,023         (7,349)             -              -        (6,325)
AST Capital Appreciation
   Portfolio Class 3                            1.80%           7,209         (4,804)             -              -         2,405
AST Capital Appreciation
   Portfolio Class 3                            1.90%           4,742         (6,293)             -              -        (1,552)
AST Capital Appreciation
   Portfolio Class 3                            2.15%           3,332            (21)             -              -         3,311
AST Natural Resources
   Portfolio Class 1                            1.52%             593         (8,353)             -              -        (7,760)
AST Natural Resources
   Portfolio Class 3                            0.85%             520           (890)             -              -          (370)
AST Natural Resources
   Portfolio Class 3                            1.15%           6,329           (125)             -              -         6,204
AST Natural Resources
   Portfolio Class 3                            1.20%           1,387             (1)             -              -         1,386
AST Natural Resources
   Portfolio Class 3                            1.30%           4,089         (2,193)             -              -         1,896
AST Natural Resources
   Portfolio Class 3                            1.40%           1,516            (28)             -              -         1,487
AST Natural Resources
   Portfolio Class 3                            1.52%           6,008        (12,089)             -              -        (6,081)
AST Natural Resources
   Portfolio Class 3                            1.55%           6,021         (2,088)             -              -         3,933
AST Natural Resources
   Portfolio Class 3                            1.65%           9,938         (4,743)             -              -         5,195
AST Natural Resources
   Portfolio Class 3                            1.72%           1,316         (2,300)             -              -          (984)
AST Natural Resources
   Portfolio Class 3                            1.77%           1,306        (19,244)             -              -       (17,938)
AST Natural Resources
   Portfolio Class 3                            1.80%           2,819         (1,398)             -              -         1,421
AST Natural Resources
   Portfolio Class 3                            1.90%          12,284         (5,152)             -              -         7,132
SAST Small Company Value
   Portfolio Class 3                            0.85%              49         (9,073)             -              -        (9,024)
SAST Small Company Value
   Portfolio Class 3                            0.95%             708           (938)             -              -          (230)
SAST Small Company Value
   Portfolio Class 3                            1.15%               -         (1,693)           316              -        (1,376)
SAST Small Company Value
   Portfolio Class 3                            1.20%             849           (610)             -              -           239
SAST Small Company Value
   Portfolio Class 3                            1.30%          11,456        (26,221)             -              -       (14,765)
SAST Small Company Value
   Portfolio Class 3                            1.40%             636           (589)             -              -            47
SAST Small Company Value
   Portfolio Class 3                            1.52%          52,284       (121,521)             -              -       (69,237)
SAST Small Company Value
   Portfolio Class 3                            1.55%           7,066        (19,223)             -              -       (12,158)
SAST Small Company Value
   Portfolio Class 3                            1.65%          87,166        (66,649)             -              -        20,516
SAST Small Company Value
   Portfolio Class 3                            1.72%           2,040         (5,701)             -              -        (3,661)
SAST Small Company Value
   Portfolio Class 3                            1.77%           3,294        (43,823)             -              -       (40,529)
SAST Small Company Value
   Portfolio Class 3                            1.80%           1,955         (2,801)             -              -          (845)
SAST Small Company Value
   Portfolio Class 3                            1.90%           9,031        (13,564)             -              -        (4,533)
SAST Small Company Value
   Portfolio Class 3                            2.15%           4,140            (26)             -              -         4,114
SAST Mid-Cap Growth Portfolio
   Class 1                                      1.52%           2,863        (27,483)             -            (73)      (24,692)
SAST Mid-Cap Growth Portfolio
   Class 3                                      0.85%               -           (501)             -              -          (501)
SAST Mid-Cap Growth Portfolio
   Class 3                                      0.95%           1,099         (2,190)             -              -        (1,092)
SAST Mid-Cap Growth Portfolio
   Class 3                                      1.15%           1,059           (586)           117              -           589
SAST Mid-Cap Growth Portfolio
   Class 3                                      1.20%             756         (1,187)             -              -          (431)
SAST Mid-Cap Growth Portfolio
   Class 3                                      1.30%          14,910        (17,931)             -              -        (3,021)
SAST Mid-Cap Growth Portfolio
   Class 3                                      1.40%             206           (532)             -              -          (326)
SAST Mid-Cap Growth Portfolio
   Class 3                                      1.52%          20,079        (62,881)             -              -       (42,802)
SAST Mid-Cap Growth Portfolio
   Class 3                                      1.55%           3,518        (18,137)             -              -       (14,619)
SAST Mid-Cap Growth Portfolio
   Class 3                                      1.65%          52,434        (49,515)             -              -         2,919
SAST Mid-Cap Growth Portfolio
   Class 3                                      1.70%               -            (14)             -              -           (14)
SAST Mid-Cap Growth Portfolio
   Class 3                                      1.72%           1,709         (6,453)             -              -        (4,744)
SAST Mid-Cap Growth Portfolio
   Class 3                                      1.77%           5,224         (9,153)             -              -        (3,929)
SAST Mid-Cap Growth Portfolio
   Class 3                                      1.80%           1,182         (1,652)             -              -          (470)
SAST Mid-Cap Growth Portfolio
   Class 3                                      1.90%           1,849         (3,520)             -              -        (1,672)
SAST Mid-Cap Growth Portfolio
   Class 3                                      2.15%           3,540            (15)             -              -         3,525
SAST Capital Growth Portfolio
   Class 1                                      1.52%           1,507         (6,290)             -              -        (4,783)
SAST Capital Growth Portfolio
   Class 3                                      0.85%              26           (991)             -              -          (965)
SAST Capital Growth Portfolio
   Class 3                                      1.52%           1,260        (26,303)             -              -       (25,043)
SAST Capital Growth Portfolio
   Class 3                                      1.55%               -            (33)             -              -           (33)
SAST Capital Growth Portfolio
   Class 3                                      1.65%             623           (148)             -              -           475
SAST Capital Growth Portfolio
   Class 3                                      1.72%              20         (1,696)             -              -        (1,676)
SAST Capital Growth Portfolio
   Class 3                                      1.77%          13,068        (18,045)             -              -        (4,977)
SAST Capital Growth Portfolio
   Class 3                                      1.80%              15           (226)             -              -          (211)

FS  VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                                        Accumulation
                                   Contracts with a      Accumulation      Units      Annuity Units  Annuity Units  Net Increase
Sub-accounts                      Total Expense of (1)   Units Issued    Redeemed       Issued (1)    Redeemed (1)   (Decrease)
--------------------------------  ---------------------  --------------  -----------  -------------  --------------  -----------
SAST Capital Growth Portfolio
   Class 3                                      1.90%              77         (1,251)             -              -        (1,174)
SAST Blue Chip Growth
   Portfolio Class 1                            1.52%           4,008        (12,048)             -              -        (8,040)
SAST Blue Chip Growth
   Portfolio Class 3                            0.85%               -           (893)             -              -          (893)
SAST Blue Chip Growth
   Portfolio Class 3                            0.95%              21           (125)             -              -          (103)
SAST Blue Chip Growth
   Portfolio Class 3                            1.15%           5,914           (648)            68              -         5,335
SAST Blue Chip Growth
   Portfolio Class 3                            1.20%              34           (238)             -              -          (203)
SAST Blue Chip Growth
   Portfolio Class 3                            1.30%           8,909        (11,080)             -              -        (2,171)
SAST Blue Chip Growth
   Portfolio Class 3                            1.40%              13           (423)             -              -          (410)
SAST Blue Chip Growth
   Portfolio Class 3                            1.52%          17,637        (22,628)             -              -        (4,991)
SAST Blue Chip Growth
   Portfolio Class 3                            1.55%           4,799        (10,232)             -              -        (5,434)
SAST Blue Chip Growth
   Portfolio Class 3                            1.65%           9,935         (3,444)             -              -         6,492
SAST Blue Chip Growth
   Portfolio Class 3                            1.72%              12         (2,476)             -              -        (2,464)
SAST Blue Chip Growth
   Portfolio Class 3                            1.77%           1,343        (15,361)             -              -       (14,018)
SAST Blue Chip Growth
   Portfolio Class 3                            1.80%           1,961           (892)             -              -         1,069
SAST Blue Chip Growth
   Portfolio Class 3                            1.90%           1,157         (1,675)             -              -          (518)
SAST Growth Opportunities
   Portfolio Class 1                            1.52%           1,302        (10,897)             -              -        (9,595)
SAST Growth Opportunities
   Portfolio Class 3                            0.85%              94        (10,396)             -              -       (10,302)
SAST Growth Opportunities
   Portfolio Class 3                            0.95%           1,062         (1,725)             -              -          (662)
SAST Growth Opportunities
   Portfolio Class 3                            1.15%               -           (770)           346              -          (424)
SAST Growth Opportunities
   Portfolio Class 3                            1.20%           1,205         (1,044)             -              -           161
SAST Growth Opportunities
   Portfolio Class 3                            1.30%           5,604        (21,028)             -              -       (15,424)
SAST Growth Opportunities
   Portfolio Class 3                            1.40%             568           (615)             -              -           (47)
SAST Growth Opportunities
   Portfolio Class 3                            1.52%          10,844       (131,164)             -              -      (120,319)
SAST Growth Opportunities
   Portfolio Class 3                            1.55%           6,599        (19,782)             -              -       (13,183)
SAST Growth Opportunities
   Portfolio Class 3                            1.65%           3,263         (6,067)             -              -        (2,804)
SAST Growth Opportunities
   Portfolio Class 3                            1.72%               8         (4,467)             -              -        (4,459)
SAST Growth Opportunities
   Portfolio Class 3                            1.77%          16,162        (66,701)             -              -       (50,539)
SAST Growth Opportunities
   Portfolio Class 3                            1.80%           1,712         (2,228)             -              -          (516)
SAST Growth Opportunities
   Portfolio Class 3                            1.90%           3,077        (10,824)             -              -        (7,746)
SAST Growth Opportunities
   Portfolio Class 3                            2.15%             242            (24)             -              -           218
SAST Technology Portfolio
   Class 1                                      1.52%           3,765        (29,972)             -              -       (26,207)
SAST Technology Portfolio
   Class 3                                      1.15%           1,133           (213)             -              -           920
SAST Technology Portfolio
   Class 3                                      1.30%             236           (234)             -              -             2
SAST Technology Portfolio
   Class 3                                      1.40%             984            (11)             -              -           972
SAST Technology Portfolio
   Class 3                                      1.52%           9,551        (70,858)             -              -       (61,307)
SAST Technology Portfolio
   Class 3                                      1.55%           3,407           (468)             -              -         2,939
SAST Technology Portfolio
   Class 3                                      1.65%           7,720         (5,303)             -              -         2,417
SAST Technology Portfolio
   Class 3                                      1.70%               -            (54)             -              -           (54)
SAST Technology Portfolio
   Class 3                                      1.72%              86        (14,845)             -              -       (14,758)
SAST Technology Portfolio
   Class 3                                      1.77%             144        (16,193)             -              -       (16,048)
SAST Technology Portfolio
   Class 3                                      1.80%               -            (17)             -              -           (17)
SAST Marsico Focused Growth
   Portfolio Class 3                            0.85%           1,647           (371)             -              -         1,275
SAST Marsico Focused Growth
   Portfolio Class 3                            0.95%           2,670           (367)             -              -         2,302
SAST Marsico Focused Growth
   Portfolio Class 3                            1.15%             296           (585)           131              -          (159)
SAST Marsico Focused Growth
   Portfolio Class 3                            1.20%             853           (145)             -              -           708
SAST Marsico Focused Growth
   Portfolio Class 3                            1.30%           6,783         (9,077)             -              -        (2,294)
SAST Marsico Focused Growth
   Portfolio Class 3                            1.40%             417           (610)             -              -          (193)
SAST Marsico Focused Growth
   Portfolio Class 3                            1.52%          10,656        (39,151)             -              -       (28,495)
SAST Marsico Focused Growth
   Portfolio Class 3                            1.55%           3,580         (6,633)             -              -        (3,053)
SAST Marsico Focused Growth
   Portfolio Class 3                            1.65%           3,924         (5,024)             -              -        (1,100)
SAST Marsico Focused Growth
   Portfolio Class 3                            1.72%              13              -              -              -            13
SAST Marsico Focused Growth
   Portfolio Class 3                            1.77%           5,916         (7,936)             -              -        (2,020)
SAST Marsico Focused Growth
   Portfolio Class 3                            1.80%           7,209           (440)             -              -         6,770
SAST Marsico Focused Growth
   Portfolio Class 3                            1.90%           8,176         (4,072)             -              -         4,104
SAST Marsico Focused Growth
   Portfolio Class 3                            2.15%           4,138            (12)             -              -         4,125
SAST Small & Mid Cap Value
   Portfolio Class 3                            0.85%             626        (15,016)             -              -       (14,390)
SAST Small & Mid Cap Value
   Portfolio Class 3                            0.95%           1,281         (1,128)             -              -           154
SAST Small & Mid Cap Value
   Portfolio Class 3                            1.15%           4,044         (2,840)           347              -         1,551
SAST Small & Mid Cap Value
   Portfolio Class 3                            1.20%             755           (786)             -              -           (32)
SAST Small & Mid Cap Value
   Portfolio Class 3                            1.30%          19,830        (45,952)             -              -       (26,122)
SAST Small & Mid Cap Value
   Portfolio Class 3                            1.40%           1,448           (950)             -              -           498
SAST Small & Mid Cap Value
   Portfolio Class 3                            1.52%          23,474       (142,469)             -            (27)     (119,022)
SAST Small & Mid Cap Value
   Portfolio Class 3                            1.55%          29,988        (40,328)             -              -       (10,341)
SAST Small & Mid Cap Value
   Portfolio Class 3                            1.65%          53,532        (60,916)             -              -        (7,384)
SAST Small & Mid Cap Value
   Portfolio Class 3                            1.72%           2,003        (11,311)             -              -        (9,308)
SAST Small & Mid Cap Value
   Portfolio Class 3                            1.77%           8,985        (57,258)             -              -       (48,272)
SAST Small & Mid Cap Value
   Portfolio Class 3                            1.80%           6,591         (5,792)             -              -           799
SAST Small & Mid Cap Value
   Portfolio Class 3                            1.90%          12,679        (27,128)             -              -       (14,449)
SAST Small & Mid Cap Value
   Portfolio Class 3                            2.15%           3,616            (21)             -              -         3,595
SAST Foreign Value Portfolio
   Class 3                                      0.85%           2,833        (16,322)           309              -       (13,180)
SAST Foreign Value Portfolio
   Class 3                                      0.95%           7,912         (3,945)             -              -         3,966
SAST Foreign Value Portfolio
   Class 3                                      1.15%           1,606         (2,009)           763              -           360
SAST Foreign Value Portfolio
   Class 3                                      1.20%           4,367         (2,082)             -              -         2,285
SAST Foreign Value Portfolio
   Class 3                                      1.30%          45,775        (56,667)             -              -       (10,892)
SAST Foreign Value Portfolio
   Class 3                                      1.40%           2,844         (1,181)             -              -         1,663
SAST Foreign Value Portfolio
   Class 3                                      1.52%          28,500       (141,860)             -              -      (113,360)
SAST Foreign Value Portfolio
   Class 3                                      1.55%          37,546        (47,258)             -              -        (9,712)
SAST Foreign Value Portfolio
   Class 3                                      1.65%          15,546        (19,668)             -              -        (4,122)

FS  VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                                        Accumulation
                                   Contracts with a      Accumulation      Units      Annuity Units  Annuity Units  Net Increase
Sub-accounts                      Total Expense of (1)   Units Issued    Redeemed       Issued (1)    Redeemed (1)   (Decrease)
--------------------------------  ---------------------  --------------  -----------  -------------  --------------  -----------
SAST Foreign Value Portfolio
   Class 3                                      1.72%             734         (4,512)             -              -        (3,778)
SAST Foreign Value Portfolio
   Class 3                                      1.77%          16,176        (47,935)             -              -       (31,759)
SAST Foreign Value Portfolio
   Class 3                                      1.80%          12,076         (5,166)             -              -         6,910
SAST Foreign Value Portfolio
   Class 3                                      1.90%          17,492        (21,490)             -              -        (3,998)
SAST Foreign Value Portfolio
   Class 3                                      2.15%             870            (57)             -              -           813
SAST VCP Value Portfolio Class 3                1.15%           8,967            (29)             -              -         8,938
SAST VCP Value Portfolio Class 3                1.30%         138,935         (1,598)             -              -       137,337
SAST VCP Value Portfolio Class 3                1.40%           9,358            (30)             -              -         9,328
SAST VCP Value Portfolio Class 3                1.55%          66,808           (460)             -              -        66,348
SAST VCP Value Portfolio Class 3                1.65%          71,640         (1,961)             -              -        69,680
SAST VCP Value Portfolio Class 3                1.80%          14,369            (98)             -              -        14,270
SAST VCP Value Portfolio Class 3                1.90%          20,533           (628)             -              -        19,905
SAST VCP Value Portfolio Class 3                2.15%           4,894           (109)             -              -         4,785
SAST VCP Total Return Balanced
   Portfolio Class 3                            1.15%           9,116            (25)             -              -         9,092
SAST VCP Total Return Balanced
   Portfolio Class 3                            1.30%         118,773           (946)             -              -       117,827
SAST VCP Total Return Balanced
   Portfolio Class 3                            1.40%           5,761            (15)             -              -         5,746
SAST VCP Total Return Balanced
   Portfolio Class 3                            1.55%          62,107           (550)             -              -        61,557
SAST VCP Total Return Balanced
   Portfolio Class 3                            1.65%          71,365         (1,979)             -              -        69,387
SAST VCP Total Return Balanced
   Portfolio Class 3                            1.80%          14,291           (129)             -              -        14,162
SAST VCP Total Return Balanced
   Portfolio Class 3                            1.90%          34,093           (646)             -              -        33,448
SAST VCP Total Return Balanced
   Portfolio Class 3                            2.15%           4,985           (117)             -              -         4,868
SAST Protected Asset
   Allocation SAST Portfolio
   Class 3                                      1.15%          11,015            (64)             -              -        10,951
SAST Protected Asset
   Allocation SAST Portfolio
   Class 3                                      1.30%         225,760         (6,766)             -              -       218,994
SAST Protected Asset
   Allocation SAST Portfolio
   Class 3                                      1.40%           7,467            (90)             -              -         7,377
SAST Protected Asset
   Allocation SAST Portfolio
   Class 3                                      1.55%          55,141           (524)             -              -        54,617
SAST Protected Asset
   Allocation SAST Portfolio
   Class 3                                      1.65%         166,971         (5,499)             -              -       161,471
SAST Protected Asset
   Allocation SAST Portfolio
   Class 3                                      1.80%          14,586           (184)             -              -        14,402
SAST Protected Asset
   Allocation SAST Portfolio
   Class 3                                      1.90%          48,658         (1,482)             -              -        47,176
SAST Protected Asset
   Allocation SAST Portfolio
   Class 3                                      2.15%           5,138           (123)             -              -         5,015
SAST American Funds Growth
   Portfolio Class 3                            1.15%           2,118           (898)           200              -         1,419
SAST American Funds Growth
   Portfolio Class 3                            1.30%          27,070        (18,203)             -              -         8,867
SAST American Funds Growth
   Portfolio Class 3                            1.40%           3,184           (269)             -              -         2,916
SAST American Funds Growth
   Portfolio Class 3                            1.52%           7,289        (88,882)             -              -       (81,593)
SAST American Funds Growth
   Portfolio Class 3                            1.55%          32,867        (19,811)             -              -        13,056
SAST American Funds Growth
   Portfolio Class 3                            1.65%          14,646        (10,578)             -              -         4,068
SAST American Funds Growth
   Portfolio Class 3                            1.77%           2,991        (68,374)             -              -       (65,383)
SAST American Funds Growth
   Portfolio Class 3                            1.80%           2,725         (3,931)             -              -        (1,206)
SAST American Funds Growth
   Portfolio Class 3                            1.90%           8,479        (15,256)             -              -        (6,776)
SAST American Funds Growth
   Portfolio Class 3                            2.15%             289            (22)             -              -           267
SAST American Funds Global
   Growth Portfolio Class 3                     1.15%           2,185         (1,842)           548              -           892
SAST American Funds Global
   Growth Portfolio Class 3                     1.30%          22,721        (42,925)             -              -       (20,205)
SAST American Funds Global
   Growth Portfolio Class 3                     1.40%           4,734           (871)             -              -         3,863
SAST American Funds Global
   Growth Portfolio Class 3                     1.52%          15,940       (105,748)             -              -       (89,808)
SAST American Funds Global
   Growth Portfolio Class 3                     1.55%          17,447        (33,386)             -              -       (15,939)
SAST American Funds Global
   Growth Portfolio Class 3                     1.65%          37,907        (55,410)             -              -       (17,503)
SAST American Funds Global
   Growth Portfolio Class 3                     1.77%          13,686        (73,893)             -              -       (60,206)
SAST American Funds Global
   Growth Portfolio Class 3                     1.80%           4,033         (3,290)             -              -           743
SAST American Funds Global
   Growth Portfolio Class 3                     1.90%           7,764        (14,593)             -              -        (6,829)
SAST American Funds Global
   Growth Portfolio Class 3                     2.15%             806            (66)             -              -           739
SAST American Funds
   Growth-Income Portfolio
   Class 3                                      1.15%          33,309           (494)            70              -        32,886
SAST American Funds
   Growth-Income Portfolio
   Class 3                                      1.30%          17,122        (11,864)             -              -         5,258
SAST American Funds
   Growth-Income Portfolio
   Class 3                                      1.40%             288           (163)             -              -           125
SAST American Funds
   Growth-Income Portfolio
   Class 3                                      1.52%           3,995       (138,819)             -              -      (134,824)
SAST American Funds
   Growth-Income Portfolio
   Class 3                                      1.55%           8,598        (10,642)             -              -        (2,043)
SAST American Funds
   Growth-Income Portfolio
   Class 3                                      1.65%          10,849        (12,249)             -              -        (1,400)
SAST American Funds
   Growth-Income Portfolio
   Class 3                                      1.77%           8,493        (80,641)             -              -       (72,148)
SAST American Funds
   Growth-Income Portfolio
   Class 3                                      1.80%          10,787         (5,610)             -              -         5,177
SAST American Funds
   Growth-Income Portfolio
   Class 3                                      1.90%           9,657        (16,735)             -              -        (7,078)
SAST American Funds
   Growth-Income Portfolio
   Class 3                                      2.15%             301            (27)             -              -           274
SAST American Funds Asset
   Allocation Portfolio Class 3                 1.15%           5,916         (1,148)             -              -         4,769
SAST American Funds Asset
   Allocation Portfolio Class 3                 1.30%          50,599         (3,385)             -              -        47,215
SAST American Funds Asset
   Allocation Portfolio Class 3                 1.52%          40,493       (103,000)             -              -       (62,507)
SAST American Funds Asset
   Allocation Portfolio Class 3                 1.55%          18,875         (9,464)             -              -         9,411
SAST American Funds Asset
   Allocation Portfolio Class 3                 1.65%          12,555        (18,356)             -              -        (5,801)
SAST American Funds Asset
   Allocation Portfolio Class 3                 1.77%           5,886         (6,587)             -              -          (701)
SAST American Funds Asset
   Allocation Portfolio Class 3                 1.80%           2,787         (1,642)             -              -         1,145
SAST American Funds Asset
   Allocation Portfolio Class 3                 1.90%           5,773         (1,379)             -              -         4,394
SAST Cash Management Portfolio
   Class 1                                      1.52%          60,346        (65,405)             -            (87)       (5,146)
SAST Cash Management Portfolio
   Class 3                                      0.85%           8,814         (2,523)             -              -         6,291
SAST Cash Management Portfolio
   Class 3                                      0.95%               -              -              -              -             -
SAST Cash Management Portfolio
   Class 3                                      1.15%               -           (480)             -              -          (480)
SAST Cash Management Portfolio
   Class 3                                      1.30%          28,933        (17,694)             -              -        11,238
SAST Cash Management Portfolio
   Class 3                                      1.52%          83,510       (137,395)             -              -       (53,885)
SAST Cash Management Portfolio
   Class 3                                      1.55%          31,866        (28,047)             -              -         3,818
SAST Cash Management Portfolio
   Class 3                                      1.65%          92,290        (40,708)             -              -        51,583
SAST Cash Management Portfolio
   Class 3                                      1.72%           2,300         (2,916)             -              -          (616)
SAST Cash Management Portfolio
   Class 3                                      1.77%          42,994        (37,517)             -              -         5,477
SAST Cash Management Portfolio
   Class 3                                      1.80%          82,315        (65,390)             -              -        16,925

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                                        Accumulation
                                   Contracts with a      Accumulation      Units     Annuity Units  Annuity Units   Net Increase
Sub-accounts                      Total Expense of(1)   Units Issued     Redeemed       Issued(1)    Redeemed(1)     (Decrease)
--------------------------------  -------------------   --------------  ------------ -------------  -------------  -------------
SAST Cash Management Portfolio
   Class 3                                      1.90%          95,273           (759)             -              -        94,515
SAST Corporate Bond Portfolio
   Class 1                                      1.52%           8,319        (25,233)             -         (2,131)      (19,045)
SAST Corporate Bond Portfolio
   Class 3                                      0.85%           8,648        (15,794)             -              -        (7,146)
SAST Corporate Bond Portfolio
   Class 3                                      0.95%           8,304           (263)             -              -         8,041
SAST Corporate Bond Portfolio
   Class 3                                      1.15%           4,264           (849)           241              -         3,656
SAST Corporate Bond Portfolio
   Class 3                                      1.20%           3,200           (125)             -              -         3,075
SAST Corporate Bond Portfolio
   Class 3                                      1.30%          93,489        (24,793)             -              -        68,696
SAST Corporate Bond Portfolio
   Class 3                                      1.40%           2,978           (227)             -              -         2,751
SAST Corporate Bond Portfolio
   Class 3                                      1.52%          64,094        (81,910)             -              -       (17,815)
SAST Corporate Bond Portfolio
   Class 3                                      1.55%         141,293        (18,212)             -              -       123,081
SAST Corporate Bond Portfolio
   Class 3                                      1.65%          57,519         (9,081)             -              -        48,439
SAST Corporate Bond Portfolio
   Class 3                                      1.72%           2,418         (5,662)             -              -        (3,244)
SAST Corporate Bond Portfolio
   Class 3                                      1.77%          33,078        (29,255)             -              -         3,823
SAST Corporate Bond Portfolio
   Class 3                                      1.80%          25,901         (2,261)             -              -        23,640
SAST Corporate Bond Portfolio
   Class 3                                      1.90%          24,809         (8,461)             -              -        16,348
SAST Corporate Bond Portfolio
   Class 3                                      2.15%           1,606             (4)             -              -         1,602
SAST Global Bond Portfolio
   Class 1                                      1.52%           6,425        (15,411)             -           (942)       (9,928)
SAST Global Bond Portfolio
   Class 3                                      0.85%           5,523         (4,401)             -              -         1,121
SAST Global Bond Portfolio
   Class 3                                      0.95%           3,197            (81)             -              -         3,115
SAST Global Bond Portfolio
   Class 3                                      1.15%          12,597           (524)             -              -        12,072
SAST Global Bond Portfolio
   Class 3                                      1.20%           1,124            (60)             -              -         1,065
SAST Global Bond Portfolio
   Class 3                                      1.30%          62,068         (9,254)             -              -        52,814
SAST Global Bond Portfolio
   Class 3                                      1.40%           5,118           (159)             -              -         4,959
SAST Global Bond Portfolio
   Class 3                                      1.52%          30,202        (26,596)             -              -         3,606
SAST Global Bond Portfolio
   Class 3                                      1.55%         102,618        (11,313)             -              -        91,305
SAST Global Bond Portfolio
   Class 3                                      1.65%          65,635         (9,316)             -              -        56,319
SAST Global Bond Portfolio
   Class 3                                      1.72%             473           (658)             -              -          (186)
SAST Global Bond Portfolio
   Class 3                                      1.77%          15,511        (14,825)             -              -           686
SAST Global Bond Portfolio
   Class 3                                      1.80%          29,217         (1,610)             -              -        27,607
SAST Global Bond Portfolio
   Class 3                                      1.90%          10,227         (2,462)             -              -         7,765
SAST Global Bond Portfolio
   Class 3                                      2.15%           1,175             (5)             -              -         1,170
SAST High-Yield Bond Portfolio
   Class 1                                      1.52%          41,227        (44,885)             -           (126)       (3,784)
SAST High-Yield Bond Portfolio
   Class 3                                      0.85%           2,015         (5,211)             -              -        (3,196)
SAST High-Yield Bond Portfolio
   Class 3                                      0.95%           1,722            (34)             -              -         1,688
SAST High-Yield Bond Portfolio
   Class 3                                      1.15%           3,256           (168)             -              -         3,088
SAST High-Yield Bond Portfolio
   Class 3                                      1.20%             577            (40)             -              -           537
SAST High-Yield Bond Portfolio
   Class 3                                      1.30%          18,388         (9,030)             -              -         9,358
SAST High-Yield Bond Portfolio
   Class 3                                      1.40%             152            (23)             -              -           129
SAST High-Yield Bond Portfolio
   Class 3                                      1.52%           5,213        (13,526)             -              -        (8,313)
SAST High-Yield Bond Portfolio
   Class 3                                      1.55%          49,668        (10,304)             -              -        39,365
SAST High-Yield Bond Portfolio
   Class 3                                      1.65%          11,517         (2,112)             -              -         9,405
SAST High-Yield Bond Portfolio
   Class 3                                      1.72%             171           (820)             -              -          (649)
SAST High-Yield Bond Portfolio
   Class 3                                      1.77%           6,391         (4,927)             -              -         1,464
SAST High-Yield Bond Portfolio
   Class 3                                      1.80%           7,139         (1,550)             -              -         5,589
SAST High-Yield Bond Portfolio
   Class 3                                      1.90%           3,221         (1,412)             -              -         1,809
SAST High-Yield Bond Portfolio
   Class 3                                      2.15%             286              -              -              -           286
AST Asset Allocation Portfolio
   Class 1                                      1.52%           5,164        (18,829)             -            (76)      (13,741)
AST Asset Allocation Portfolio
   Class 3                                      0.85%             291            (15)             -              -           276
AST Asset Allocation Portfolio
   Class 3                                      0.95%              33           (189)             -              -          (156)
AST Asset Allocation Portfolio
   Class 3                                      1.15%               -            (32)             -              -           (32)
AST Asset Allocation Portfolio
   Class 3                                      1.20%              33            (22)             -              -            11
AST Asset Allocation Portfolio
   Class 3                                      1.30%               2            (24)             -              -           (21)
AST Asset Allocation Portfolio
   Class 3                                      1.52%           2,779        (12,316)             -              -        (9,536)
AST Asset Allocation Portfolio
   Class 3                                      1.55%           5,606         (2,097)             -              -         3,510
AST Asset Allocation Portfolio
   Class 3                                      1.65%           4,340         (4,575)             -              -          (234)
AST Asset Allocation Portfolio
   Class 3                                      1.72%               -         (3,408)             -              -        (3,408)
AST Asset Allocation Portfolio
   Class 3                                      1.77%               1            (16)             -              -           (15)
AST Asset Allocation Portfolio
   Class 3                                      1.80%           4,793         (1,163)             -              -         3,630
AST Asset Allocation Portfolio
   Class 3                                      1.90%             445           (824)             -              -          (378)
SAST Growth-Income Portfolio
   Class 1                                      1.52%           6,470        (31,341)             -           (115)      (24,986)
SAST Growth-Income Portfolio
   Class 3                                      0.85%           5,194         (1,032)           229              -         4,392
SAST Growth-Income Portfolio
   Class 3                                      0.95%           7,959         (1,143)             -              -         6,816
SAST Growth-Income Portfolio
   Class 3                                      1.15%           1,013           (675)           207              -           545
SAST Growth-Income Portfolio
   Class 3                                      1.20%           2,785           (827)             -              -         1,959
SAST Growth-Income Portfolio
   Class 3                                      1.30%          17,944        (23,099)             -              -        (5,155)
SAST Growth-Income Portfolio
   Class 3                                      1.40%           1,433           (340)             -              -         1,093
SAST Growth-Income Portfolio
   Class 3                                      1.52%          12,544         (4,810)             -              -         7,734
SAST Growth-Income Portfolio
   Class 3                                      1.55%          25,210        (29,262)             -              -        (4,052)
SAST Growth-Income Portfolio
   Class 3                                      1.65%          17,379        (16,145)             -              -         1,234
SAST Growth-Income Portfolio
   Class 3                                      1.72%             484           (128)             -              -           356
SAST Growth-Income Portfolio
   Class 3                                      1.77%           5,482         (1,030)             -              -         4,452
SAST Growth-Income Portfolio
   Class 3                                      1.80%          15,779         (5,565)             -              -        10,214
SAST Growth-Income Portfolio
   Class 3                                      1.90%           8,987         (8,421)             -              -           566
SAST Growth-Income Portfolio
   Class 3                                      2.15%             734            (50)             -              -           685
SAST Global Equities Portfolio
   Class 1                                      1.52%           3,009        (16,249)             -            (28)      (13,269)
SAST Global Equities Portfolio
   Class 3                                      1.15%           3,881           (292)             -              -         3,589
SAST Global Equities Portfolio
   Class 3                                      1.30%           1,715         (1,268)             -              -           447
SAST Global Equities Portfolio
   Class 3                                      1.40%               -            (36)             -              -           (36)

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                                        Accumulation
                                   Contracts with a      Accumulation      Units     Annuity Units  Annuity Units   Net Increase
Sub-accounts                      Total Expense of(1)   Units Issued     Redeemed       Issued(1)    Redeemed(1)     (Decrease)
--------------------------------  -------------------   --------------  ------------ -------------  -------------  -------------
SAST Global Equities Portfolio
   Class 3                                      1.52%             887         (5,660)             -              -        (4,773)
SAST Global Equities Portfolio
   Class 3                                      1.55%             927         (3,726)             -              -        (2,799)
SAST Global Equities Portfolio
   Class 3                                      1.65%           1,497         (2,209)             -              -          (712)
SAST Global Equities Portfolio
   Class 3                                      1.70%               -           (386)             -              -          (386)
SAST Global Equities Portfolio
   Class 3                                      1.72%             156           (326)             -              -          (170)
SAST Global Equities Portfolio
   Class 3                                      1.77%              69         (1,331)             -              -        (1,261)
SAST Global Equities Portfolio
   Class 3                                      1.80%               -           (106)             -              -          (106)
SAST Global Equities Portfolio
   Class 3                                      1.90%           3,779           (812)             -              -         2,967
SAST Alliance Growth Portfolio
   Class 1                                      1.52%           2,572        (41,137)             -         (1,023)      (39,588)
SAST Alliance Growth Portfolio
   Class 3                                      0.85%              49         (1,297)             -              -        (1,248)
SAST Alliance Growth Portfolio
   Class 3                                      1.15%           2,096           (611)             -              -         1,485
SAST Alliance Growth Portfolio
   Class 3                                      1.30%           2,234         (1,055)             -              -         1,179
SAST Alliance Growth Portfolio
   Class 3                                      1.52%             758        (32,774)             -              -       (32,015)
SAST Alliance Growth Portfolio
   Class 3                                      1.55%           2,486         (2,088)             -              -           398
SAST Alliance Growth Portfolio
   Class 3                                      1.65%          14,271           (392)             -              -        13,879
SAST Alliance Growth Portfolio
   Class 3                                      1.70%              15              -              -              -            15
SAST Alliance Growth Portfolio
   Class 3                                      1.72%               3         (2,575)             -              -        (2,572)
SAST Alliance Growth Portfolio
   Class 3                                      1.77%             336         (1,733)             -              -        (1,397)
SAST Alliance Growth Portfolio
   Class 3                                      1.80%           7,904           (830)             -              -         7,074
SAST Alliance Growth Portfolio
   Class 3                                      1.90%           1,968         (7,224)             -              -        (5,256)
SAST MFS Massachusetts
   Investors Trust Portfolio
   Class 1                                      1.52%             731        (18,931)             -            (72)      (18,272)
SAST MFS Massachusetts
   Investors Trust Portfolio
   Class 3                                      0.85%           3,835         (6,512)           139              -        (2,538)
SAST MFS Massachusetts
   Investors Trust Portfolio
   Class 3                                      0.95%           9,685         (2,369)             -              -         7,316
SAST MFS Massachusetts
   Investors Trust Portfolio
   Class 3                                      1.15%               2         (1,072)           374              -          (696)
SAST MFS Massachusetts
   Investors Trust Portfolio
   Class 3                                      1.20%           8,103         (1,332)             -              -         6,771
SAST MFS Massachusetts
   Investors Trust Portfolio
   Class 3                                      1.30%          22,025        (35,170)             -              -       (13,144)
SAST MFS Massachusetts
   Investors Trust Portfolio
   Class 3                                      1.40%           1,331           (683)             -              -           648
SAST MFS Massachusetts
   Investors Trust Portfolio
   Class 3                                      1.52%           5,389        (41,285)             -              -       (35,896)
SAST MFS Massachusetts
   Investors Trust Portfolio
   Class 3                                      1.55%          15,434        (29,918)             -              -       (14,483)
SAST MFS Massachusetts
   Investors Trust Portfolio
   Class 3                                      1.65%           5,633         (9,745)             -              -        (4,112)
SAST MFS Massachusetts
   Investors Trust Portfolio
   Class 3                                      1.72%           3,738           (705)             -              -         3,034
SAST MFS Massachusetts
   Investors Trust Portfolio
   Class 3                                      1.77%           3,602        (17,820)             -              -       (14,218)
SAST MFS Massachusetts
   Investors Trust Portfolio
   Class 3                                      1.80%          14,995         (5,880)             -              -         9,115
SAST MFS Massachusetts
   Investors Trust Portfolio
   Class 3                                      1.90%           8,101        (11,921)             -              -        (3,820)
SAST MFS Massachusetts
   Investors Trust Portfolio
   Class 3                                      2.15%           4,504            (51)             -              -         4,453
SAST Fundamental Growth
   Portfolio Class 1                            1.52%           1,749        (15,434)             -            (83)      (13,768)
SAST Fundamental Growth
   Portfolio Class 3                            0.85%               -         (1,846)             -              -        (1,846)
SAST Fundamental Growth
   Portfolio Class 3                            1.30%              36         (2,852)             -              -        (2,816)
SAST Fundamental Growth
   Portfolio Class 3                            1.40%               -           (580)             -              -          (580)
SAST Fundamental Growth
   Portfolio Class 3                            1.52%             119        (23,855)             -              -       (23,736)
SAST Fundamental Growth
   Portfolio Class 3                            1.55%               -           (984)             -              -          (984)
SAST Fundamental Growth
   Portfolio Class 3                            1.65%               -           (359)             -              -          (359)
SAST Fundamental Growth
   Portfolio Class 3                            1.72%               1         (1,577)             -              -        (1,576)
SAST Fundamental Growth
   Portfolio Class 3                            1.77%             105        (11,235)             -              -       (11,131)
SAST Fundamental Growth
   Portfolio Class 3                            1.80%             134           (106)             -              -            28
SAST Fundamental Growth
   Portfolio Class 3                            1.90%               2         (3,599)             -              -        (3,597)
SAST Dynamic Allocation
   Portfolio Class 3                            0.95%         130,859         (3,391)             -              -       127,469
SAST Dynamic Allocation
   Portfolio Class 3                            1.15%         687,402        (22,271)             -              -       665,132
SAST Dynamic Allocation
   Portfolio Class 3                            1.20%          47,693         (1,258)             -              -        46,435
SAST Dynamic Allocation
   Portfolio Class 3                            1.30%       7,075,952       (345,811)             -              -     6,730,141
SAST Dynamic Allocation
   Portfolio Class 3                            1.40%         308,736         (5,786)             -              -       302,950
SAST Dynamic Allocation
   Portfolio Class 3                            1.52%         285,838         (5,993)             -              -       279,845
SAST Dynamic Allocation
   Portfolio Class 3                            1.55%       6,485,343       (216,035)             -              -     6,269,309
SAST Dynamic Allocation
   Portfolio Class 3                            1.65%       3,997,292       (277,106)             -              -     3,720,186
SAST Dynamic Allocation
   Portfolio Class 3                            1.77%         129,478         (7,078)             -              -       122,400
SAST Dynamic Allocation
   Portfolio Class 3                            1.80%       1,075,543        (32,217)             -              -     1,043,327
SAST Dynamic Allocation
   Portfolio Class 3                            1.90%       2,489,569       (122,562)             -              -     2,367,007
SAST Dynamic Allocation
   Portfolio Class 3                            2.15%         271,264        (12,252)             -              -       259,012
SAST International Diversified
   Equities Portfolio Class 1                   1.52%           5,457        (18,385)             -            (35)      (12,962)
SAST International Diversified
   Equities Portfolio Class 3                   0.85%           1,288           (711)             -              -           577
SAST International Diversified
   Equities Portfolio Class 3                   0.95%           2,428           (158)             -              -         2,270
SAST International Diversified
   Equities Portfolio Class 3                   1.15%           3,825           (377)             -              -         3,448
SAST International Diversified
   Equities Portfolio Class 3                   1.20%           1,179           (135)             -              -         1,045
SAST International Diversified
   Equities Portfolio Class 3                   1.30%           5,079         (1,991)             -              -         3,088
SAST International Diversified
   Equities Portfolio Class 3                   1.40%           1,168            (38)             -              -         1,130
SAST International Diversified
   Equities Portfolio Class 3                   1.52%          29,265       (102,149)             -              -       (72,884)
SAST International Diversified
   Equities Portfolio Class 3                   1.55%           5,094         (1,035)             -              -         4,058
SAST International Diversified
   Equities Portfolio Class 3                   1.65%           4,946         (3,988)             -              -           957
SAST International Diversified
   Equities Portfolio Class 3                   1.72%           1,441         (4,397)             -              -        (2,957)
SAST International Diversified
   Equities Portfolio Class 3                   1.77%           5,178        (17,763)             -              -       (12,584)
SAST International Diversified
   Equities Portfolio Class 3                   1.80%             115            (55)             -              -            59
SAST International Diversified
   Equities Portfolio Class 3                   1.90%           4,583         (2,013)             -              -         2,570
SAST International Diversified
   Equities Portfolio Class 3                   2.15%           5,490            (16)             -              -         5,474
SAST Davis Venture Value
   Portfolio Class 1                            1.52%           2,781        (39,219)             -           (823)      (37,261)
SAST Davis Venture Value
   Portfolio Class 3                            0.85%           1,032        (10,468)             -              -        (9,435)
SAST Davis Venture Value
   Portfolio Class 3                            0.95%           3,640           (738)             -              -         2,902
SAST Davis Venture Value
   Portfolio Class 3                            1.15%           1,922         (1,606)           287              -           604
SAST Davis Venture Value
   Portfolio Class 3                            1.20%           1,313           (522)             -              -           791

FS  VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                                        Accumulation
                                   Contracts with a      Accumulation      Units     Annuity Units  Annuity Units   Net Increase
Sub-accounts                      Total Expense of(1)   Units Issued     Redeemed       Issued(1)    Redeemed(1)     (Decrease)
--------------------------------  -------------------   --------------  ------------ -------------  -------------  -------------
SAST Davis Venture Value
   Portfolio Class 3                            1.30%          31,805       (44,168)             -              -        (12,363)
SAST Davis Venture Value
   Portfolio Class 3                            1.40%           3,895          (702)             -              -          3,193
SAST Davis Venture Value
   Portfolio Class 3                            1.52%           4,698       (87,747)             -              -        (83,049)
SAST Davis Venture Value
   Portfolio Class 3                            1.55%          20,672       (32,490)             -              -        (11,818)
SAST Davis Venture Value
   Portfolio Class 3                            1.65%          10,868       (15,423)             -              -         (4,555)
SAST Davis Venture Value
   Portfolio Class 3                            1.72%             139       (11,506)             -              -        (11,367)
SAST Davis Venture Value
   Portfolio Class 3                            1.77%           2,008       (16,919)             -              -        (14,911)
SAST Davis Venture Value
   Portfolio Class 3                            1.80%           5,289        (3,830)             -              -          1,458
SAST Davis Venture Value
   Portfolio Class 3                            1.90%           8,337       (19,536)             -              -        (11,200)
SAST Davis Venture Value
   Portfolio Class 3                            2.15%             605           (46)             -              -            559
SAST MFS Total Return
   Portfolio Class 1                            1.52%           5,931       (25,310)             -           (317)       (19,696)
SAST MFS Total Return
   Portfolio Class 3                            0.85%           5,751       (13,766)            74              -         (7,940)
SAST MFS Total Return
   Portfolio Class 3                            0.95%           1,351        (1,085)             -              -            266
SAST MFS Total Return
   Portfolio Class 3                            1.15%           3,248        (1,351)             -              -          1,897
SAST MFS Total Return
   Portfolio Class 3                            1.20%             679          (392)             -              -            288
SAST MFS Total Return
   Portfolio Class 3                            1.30%           1,652        (2,496)             -              -           (844)
SAST MFS Total Return
   Portfolio Class 3                            1.52%           3,825       (32,549)             -              -        (28,723)
SAST MFS Total Return
   Portfolio Class 3                            1.55%          10,699        (6,351)             -              -          4,348
SAST MFS Total Return
   Portfolio Class 3                            1.65%              57          (271)             -              -           (214)
SAST MFS Total Return
   Portfolio Class 3                            1.72%              51        (7,952)             -              -         (7,902)
SAST MFS Total Return
   Portfolio Class 3                            1.77%           4,112        (3,173)             -              -            939
SAST MFS Total Return
   Portfolio Class 3                            1.80%           7,670        (2,716)             -              -          4,954
SAST MFS Total Return
   Portfolio Class 3                            1.90%              24        (8,042)             -              -         (8,018)
SAST Total Return Bond
   Portfolio Class 1                            1.52%           6,030       (16,046)             -           (795)       (10,812)
SAST Total Return Bond
   Portfolio Class 3                            0.85%           7,940       (10,491)           252              -         (2,299)
SAST Total Return Bond
   Portfolio Class 3                            0.95%          15,832          (692)             -              -         15,140
SAST Total Return Bond
   Portfolio Class 3                            1.15%           7,401        (7,551)           472              -            322
SAST Total Return Bond
   Portfolio Class 3                            1.20%          14,162        (3,554)             -              -         10,608
SAST Total Return Bond
   Portfolio Class 3                            1.30%         238,015       (79,266)             -              -        158,749
SAST Total Return Bond
   Portfolio Class 3                            1.40%           7,275          (425)             -              -          6,850
SAST Total Return Bond
   Portfolio Class 3                            1.52%          77,790       (93,725)             -            (23)       (15,958)
SAST Total Return Bond
   Portfolio Class 3                            1.55%         355,100       (50,666)             -              -        304,434
SAST Total Return Bond
   Portfolio Class 3                            1.65%         173,302       (95,411)             -              -         77,891
SAST Total Return Bond
   Portfolio Class 3                            1.72%           2,179          (323)             -              -          1,856
SAST Total Return Bond
   Portfolio Class 3                            1.77%          49,604       (55,103)             -              -         (5,499)
SAST Total Return Bond
   Portfolio Class 3                            1.80%          66,381       (12,247)             -              -         54,134
SAST Total Return Bond
   Portfolio Class 3                            1.90%          70,750       (21,138)             -              -         49,612
SAST Total Return Bond
   Portfolio Class 3                            2.15%           3,654           (13)             -              -          3,641
SAST Telecom Utility Portfolio
   Class 1                                      1.52%             551        (8,071)             -            (24)        (7,544)
SAST Telecom Utility Portfolio
   Class 3                                      0.85%               -           (19)             -              -            (19)
SAST Telecom Utility Portfolio
   Class 3                                      0.95%             636          (117)             -              -            519
SAST Telecom Utility Portfolio
   Class 3                                      1.15%           3,923           (17)             -              -          3,905
SAST Telecom Utility Portfolio
   Class 3                                      1.20%           1,841            (2)             -              -          1,840
SAST Telecom Utility Portfolio
   Class 3                                      1.30%             330          (652)             -              -           (322)
SAST Telecom Utility Portfolio
   Class 3                                      1.52%           1,933        (2,629)             -              -           (696)
SAST Telecom Utility Portfolio
   Class 3                                      1.55%             408          (743)             -              -           (336)
SAST Telecom Utility Portfolio
   Class 3                                      1.65%           5,546        (1,033)             -              -          4,513
SAST Telecom Utility Portfolio
   Class 3                                      1.77%           4,277        (2,094)             -              -          2,184
SAST Telecom Utility Portfolio
   Class 3                                      1.80%             321           (73)             -              -            248
SAST Telecom Utility Portfolio
   Class 3                                      1.90%             839          (194)             -              -            645
SAST Equity Opportunities
   Portfolio Class 1                            1.52%           1,334       (14,408)             -           (188)       (13,262)
SAST Equity Opportunities
   Portfolio Class 3                            0.85%           1,956          (296)             -              -          1,660
SAST Equity Opportunities
   Portfolio Class 3                            0.95%           3,162          (229)             -              -          2,933
SAST Equity Opportunities
   Portfolio Class 3                            1.15%               -          (508)             -              -           (508)
SAST Equity Opportunities
   Portfolio Class 3                            1.20%             991          (113)             -              -            877
SAST Equity Opportunities
   Portfolio Class 3                            1.30%           8,578        (2,155)             -              -          6,422
SAST Equity Opportunities
   Portfolio Class 3                            1.40%              65          (338)             -              -           (273)
SAST Equity Opportunities
   Portfolio Class 3                            1.52%           6,172       (10,485)             -              -         (4,312)
SAST Equity Opportunities
   Portfolio Class 3                            1.55%           3,271        (1,023)             -              -          2,248
SAST Equity Opportunities
   Portfolio Class 3                            1.65%           2,136        (1,817)             -              -            319
SAST Equity Opportunities
   Portfolio Class 3                            1.72%               5          (277)             -              -           (272)
SAST Equity Opportunities
   Portfolio Class 3                            1.77%           4,270          (477)             -              -          3,793
SAST Equity Opportunities
   Portfolio Class 3                            1.80%             642          (152)             -              -            490
SAST Equity Opportunities
   Portfolio Class 3                            1.90%           4,259        (1,839)             -              -          2,421
SAST Equity Opportunities
   Portfolio Class 3                            2.15%           8,765           (25)             -              -          8,740
SAST Aggressive Growth
   Portfolio Class 1                            1.52%           2,193       (13,479)             -           (178)       (11,463)
SAST Aggressive Growth
   Portfolio Class 3                            0.85%              10          (123)           123              -             10
SAST Aggressive Growth
   Portfolio Class 3                            1.15%           2,587          (725)             -              -          1,862
SAST Aggressive Growth
   Portfolio Class 3                            1.30%           7,756        (8,736)             -              -           (980)
SAST Aggressive Growth
   Portfolio Class 3                            1.40%           4,976          (252)             -              -          4,724
SAST Aggressive Growth
   Portfolio Class 3                            1.52%          74,314       (28,579)             -              -         45,735
SAST Aggressive Growth
   Portfolio Class 3                            1.55%           1,361        (1,419)             -              -            (58)
SAST Aggressive Growth
   Portfolio Class 3                            1.65%          90,188       (61,798)             -              -         28,389
SAST Aggressive Growth
   Portfolio Class 3                            1.72%           1,469        (2,134)             -              -           (665)
SAST Aggressive Growth
   Portfolio Class 3                            1.77%               -          (591)             -              -           (591)
SAST Aggressive Growth
   Portfolio Class 3                            1.80%           4,107             -              -              -          4,107
SAST Aggressive Growth
   Portfolio Class 3                            1.90%           9,090        (4,088)             -              -          5,002
SAST International Growth and
   Income Portfolio Class 1                     1.52%           5,386       (22,041)             -           (268)       (16,923)

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                                        Accumulation
                                    Contracts with a     Accumulation      Units      Annuity Units  Annuity Units   Net Increase
Sub-accounts                       Total Expense of(1)   Units Issued    Redeemed       Issued (1)    Redeemed (1)    (Decrease)
--------------------------------  ---------------------  -------------- ------------- -------------  --------------  ------------
SAST International Growth and
   Income Portfolio Class 3                     0.85%           1,115        (11,876)             -              -       (10,761)
SAST International Growth and
   Income Portfolio Class 3                     1.30%             170            (60)             -              -           111
SAST International Growth and
   Income Portfolio Class 3                     1.40%           1,286             (6)             -              -         1,280
SAST International Growth and
   Income Portfolio Class 3                     1.52%          18,932       (107,415)             -              -       (88,484)
SAST International Growth and
   Income Portfolio Class 3                     1.55%           1,080         (1,172)             -              -           (93)
SAST International Growth and
   Income Portfolio Class 3                     1.65%           9,119        (13,834)             -              -        (4,714)
SAST International Growth and
   Income Portfolio Class 3                     1.72%             623         (6,487)             -              -        (5,863)
SAST International Growth and
   Income Portfolio Class 3                     1.77%           7,146        (41,997)             -              -       (34,851)
SAST International Growth and
   Income Portfolio Class 3                     1.80%              42           (133)             -              -           (92)
SAST International Growth and
   Income Portfolio Class 3                     1.90%           3,289         (9,379)             -              -        (6,089)
SAST Emerging Markets
   Portfolio Class 1                            1.52%           2,775        (15,230)             -           (196)      (12,652)
SAST Emerging Markets
   Portfolio Class 3                            0.85%             899         (3,193)             -              -        (2,295)
SAST Emerging Markets
   Portfolio Class 3                            0.95%             770            (23)             -              -           747
SAST Emerging Markets
   Portfolio Class 3                            1.15%           4,524           (226)           123              -         4,421
SAST Emerging Markets
   Portfolio Class 3                            1.20%             413            (12)             -              -           401
SAST Emerging Markets
   Portfolio Class 3                            1.30%          16,100         (5,949)             -              -        10,151
SAST Emerging Markets
   Portfolio Class 3                            1.40%           1,906            (19)             -              -         1,887
SAST Emerging Markets
   Portfolio Class 3                            1.52%          36,203        (38,564)             -              -        (2,361)
SAST Emerging Markets
   Portfolio Class 3                            1.55%          11,845         (1,046)             -              -        10,799
SAST Emerging Markets
   Portfolio Class 3                            1.65%          11,095         (5,765)             -              -         5,330
SAST Emerging Markets
   Portfolio Class 3                            1.72%           3,024        (13,516)             -              -       (10,492)
SAST Emerging Markets
   Portfolio Class 3                            1.77%          18,569        (18,024)             -              -           545
SAST Emerging Markets
   Portfolio Class 3                            1.80%           1,833           (123)             -              -         1,710
SAST Emerging Markets
   Portfolio Class 3                            1.90%          11,635         (2,363)             -              -         9,272
SAST Emerging Markets
   Portfolio Class 3                            2.15%             175             (3)             -              -           172
SAST SunAmerica Dynamic
   Strategy Portfolio Class 3                   1.15%         268,856         (2,098)             -              -       266,759
SAST SunAmerica Dynamic
   Strategy Portfolio Class 3                   1.30%       4,512,958       (103,778)             -              -     4,409,180
SAST SunAmerica Dynamic
   Strategy Portfolio Class 3                   1.40%         284,460         (2,946)             -              -       281,515
SAST SunAmerica Dynamic
   Strategy Portfolio Class 3                   1.52%         374,194         (6,015)             -              -       368,179
SAST SunAmerica Dynamic
   Strategy Portfolio Class 3                   1.55%       2,490,154        (63,751)             -              -     2,426,403
SAST SunAmerica Dynamic
   Strategy Portfolio Class 3                   1.65%       2,684,183        (77,686)             -              -     2,606,497
SAST SunAmerica Dynamic
   Strategy Portfolio Class 3                   1.77%         115,508         (6,990)             -              -       108,518
SAST SunAmerica Dynamic
   Strategy Portfolio Class 3                   1.80%         866,047        (19,230)             -              -       846,817
SAST SunAmerica Dynamic
   Strategy Portfolio Class 3                   1.90%       1,639,628        (51,330)             -              -     1,588,298
SAST SunAmerica Dynamic
   Strategy Portfolio Class 3                   2.15%         190,305         (6,407)             -              -       183,898
SAST Real Estate Portfolio
   Class 1                                      1.52%           1,195        (12,933)             -             (9)      (11,747)
SAST Real Estate Portfolio
   Class 3                                      0.85%           1,260         (2,530)             -              -        (1,270)
SAST Real Estate Portfolio
   Class 3                                      0.95%             504            (27)             -              -           477
SAST Real Estate Portfolio
   Class 3                                      1.15%           3,324           (391)           311              -         3,244
SAST Real Estate Portfolio
   Class 3                                      1.20%           1,399            (19)             -              -         1,380
SAST Real Estate Portfolio
   Class 3                                      1.30%          39,275         (9,615)             -              -        29,660
SAST Real Estate Portfolio
   Class 3                                      1.40%           4,192           (121)             -              -         4,071
SAST Real Estate Portfolio
   Class 3                                      1.52%          32,843        (37,159)             -              -        (4,316)
SAST Real Estate Portfolio
   Class 3                                      1.55%          41,516         (9,225)             -              -        32,291
SAST Real Estate Portfolio
   Class 3                                      1.65%          13,721         (4,652)             -              -         9,068
SAST Real Estate Portfolio
   Class 3                                      1.72%           3,301         (2,750)             -              -           550
SAST Real Estate Portfolio
   Class 3                                      1.77%          17,448        (17,422)             -              -            26
SAST Real Estate Portfolio
   Class 3                                      1.80%           7,597           (426)             -              -         7,171
SAST Real Estate Portfolio
   Class 3                                      1.90%          22,330         (7,637)             -              -        14,692
SAST Real Estate Portfolio
   Class 3                                      2.15%             643              -              -              -           643
SAST Dogs of Wall Street
   Portfolio Class 1                            1.52%           7,889        (18,081)             -           (103)      (10,295)
SAST Dogs of Wall Street
   Portfolio Class 3                            0.85%           1,541           (388)             -              -         1,153
SAST Dogs of Wall Street
   Portfolio Class 3                            0.95%           2,164           (234)             -              -         1,929
SAST Dogs of Wall Street
   Portfolio Class 3                            1.15%               -           (319)             -              -          (319)
SAST Dogs of Wall Street
   Portfolio Class 3                            1.20%             776           (102)             -              -           674
SAST Dogs of Wall Street
   Portfolio Class 3                            1.30%          10,599         (5,041)             -              -         5,558
SAST Dogs of Wall Street
   Portfolio Class 3                            1.40%             854           (388)             -              -           466
SAST Dogs of Wall Street
   Portfolio Class 3                            1.52%          12,976        (14,737)             -              -        (1,760)
SAST Dogs of Wall Street
   Portfolio Class 3                            1.55%           5,976         (5,206)             -              -           770
SAST Dogs of Wall Street
   Portfolio Class 3                            1.65%          10,328         (2,568)             -              -         7,760
SAST Dogs of Wall Street
   Portfolio Class 3                            1.72%               6           (132)             -              -          (126)
SAST Dogs of Wall Street
   Portfolio Class 3                            1.77%          12,522         (5,089)             -              -         7,433
SAST Dogs of Wall Street
   Portfolio Class 3                            1.80%           4,093         (2,582)             -              -         1,510
SAST Dogs of Wall Street
   Portfolio Class 3                            1.90%           7,285         (8,765)             -              -        (1,481)
SAST Dogs of Wall Street
   Portfolio Class 3                            2.15%             357            (28)             -              -           329
SAST Balanced Portfolio Class 1                 1.52%          16,828        (23,782)             -           (250)       (7,204)
SAST Balanced Portfolio Class 3                 0.85%           1,263            (96)            70              -         1,237
SAST Balanced Portfolio Class 3                 0.95%               4           (300)             -              -          (296)
SAST Balanced Portfolio Class 3                 1.15%          13,437         (5,641)             -              -         7,797
SAST Balanced Portfolio Class 3                 1.20%              32         (1,398)             -              -        (1,365)
SAST Balanced Portfolio Class 3                 1.30%           4,715         (2,558)             -              -         2,157
SAST Balanced Portfolio Class 3                 1.52%           2,486         (4,774)             -              -        (2,288)
SAST Balanced Portfolio Class 3                 1.55%          40,605        (28,815)             -              -        11,790
SAST Balanced Portfolio Class 3                 1.65%           3,262           (404)             -              -         2,858
SAST Balanced Portfolio Class 3                 1.72%               -           (100)             -              -          (100)
SAST Balanced Portfolio Class 3                 1.77%           6,671         (3,397)             -              -         3,274
SAST Balanced Portfolio Class 3                 1.80%          18,621         (6,522)             -              -        12,099
SAST Balanced Portfolio Class 3                 1.90%           1,124         (1,451)             -              -          (327)

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                                        Accumulation
                                    Contracts with a     Accumulation      Units      Annuity Units  Annuity Units   Net Increase
Sub-accounts                       Total Expense of(1)   Units Issued    Redeemed       Issued (1)    Redeemed (1)    (Decrease)
--------------------------------  --------------------   --------------  -----------  -------------  --------------  ------------
SST Allocation Balanced
   Portfolio Class 3                            1.30%          36,121        (10,586)             -              -        25,535
SST Allocation Balanced
   Portfolio Class 3                            1.40%           2,910         (2,899)             -              -            10
SST Allocation Balanced
   Portfolio Class 3                            1.52%             115           (589)             -              -          (474)
SST Allocation Balanced
   Portfolio Class 3                            1.55%         108,113        (36,627)             -              -        71,486
SST Allocation Balanced
   Portfolio Class 3                            1.65%          29,918        (23,193)             -              -         6,725
SST Allocation Balanced
   Portfolio Class 3                            1.77%           4,530         (5,670)             -              -        (1,140)
SST Allocation Balanced
   Portfolio Class 3                            1.80%          66,257         (4,354)             -              -        61,903
SST Allocation Balanced
   Portfolio Class 3                            1.90%             637           (753)             -              -          (116)
SST Allocation Moderate
   Portfolio Class 3                            1.30%          37,005        (10,717)             -              -        26,288
SST Allocation Moderate
   Portfolio Class 3                            1.52%           1,238         (8,032)             -              -        (6,794)
SST Allocation Moderate
   Portfolio Class 3                            1.55%          69,074         (9,621)             -              -        59,454
SST Allocation Moderate
   Portfolio Class 3                            1.65%          29,166         (8,963)             -              -        20,204
SST Allocation Moderate
   Portfolio Class 3                            1.77%             716            (30)             -              -           686
SST Allocation Moderate
   Portfolio Class 3                            1.80%          10,342         (4,499)             -              -         5,844
SST Allocation Moderate
   Portfolio Class 3                            1.90%           9,727         (3,860)             -              -         5,867
SST Allocation Moderate
   Portfolio Class 3                            2.15%          14,082              -              -              -        14,082
SST Allocation Moderate Growth
   Portfolio Class 3                            1.15%           1,734           (251)             -              -         1,483
SST Allocation Moderate Growth
   Portfolio Class 3                            1.30%           4,383         (2,915)             -              -         1,468
SST Allocation Moderate Growth
   Portfolio Class 3                            1.40%          14,564           (343)             -              -        14,221
SST Allocation Moderate Growth
   Portfolio Class 3                            1.52%           3,318         (3,916)             -              -          (598)
SST Allocation Moderate Growth
   Portfolio Class 3                            1.55%          27,344         (3,422)             -              -        23,922
SST Allocation Moderate Growth
   Portfolio Class 3                            1.65%          59,041         (7,755)             -              -        51,286
SST Allocation Moderate Growth
   Portfolio Class 3                            1.77%           1,371         (1,969)             -              -          (598)
SST Allocation Moderate Growth
   Portfolio Class 3                            1.80%           1,718         (1,327)             -              -           391
SST Allocation Moderate Growth
   Portfolio Class 3                            1.90%           4,308           (817)             -              -         3,491
SST Allocation Growth
   Portfolio Class 3                            1.30%             422         (1,024)             -              -          (603)
SST Allocation Growth
   Portfolio Class 3                            1.40%               3            (54)             -              -           (50)
SST Allocation Growth
   Portfolio Class 3                            1.52%           1,578        (10,459)             -              -        (8,881)
SST Allocation Growth
   Portfolio Class 3                            1.55%          37,802         (3,281)             -              -        34,521
SST Allocation Growth
   Portfolio Class 3                            1.65%           4,082         (4,713)             -              -          (631)
SST Allocation Growth
   Portfolio Class 3                            1.77%              61           (792)             -              -          (731)
SST Allocation Growth
   Portfolio Class 3                            1.80%               -           (165)             -              -          (165)
SST Allocation Growth
   Portfolio Class 3                            1.90%           8,576           (356)             -              -         8,220
SST Real Return Portfolio
   Class 3                                      0.85%           9,885         (1,227)             -              -         8,657
SST Real Return Portfolio
   Class 3                                      0.95%          12,234           (255)             -              -        11,978
SST Real Return Portfolio
   Class 3                                      1.15%           1,686           (586)           183              -         1,282
SST Real Return Portfolio
   Class 3                                      1.20%           4,603           (154)             -              -         4,448
SST Real Return Portfolio
   Class 3                                      1.30%         100,756        (20,481)             -              -        80,275
SST Real Return Portfolio
   Class 3                                      1.40%           3,709           (189)             -              -         3,519
SST Real Return Portfolio
   Class 3                                      1.52%          51,635        (23,490)             -              -        28,145
SST Real Return Portfolio
   Class 3                                      1.55%         143,883        (23,626)             -              -       120,257
SST Real Return Portfolio
   Class 3                                      1.65%          30,922         (6,949)             -              -        23,973
SST Real Return Portfolio
   Class 3                                      1.77%          52,548        (23,410)             -              -        29,137
SST Real Return Portfolio
   Class 3                                      1.80%          40,481         (3,373)             -              -        37,109
SST Real Return Portfolio
   Class 3                                      1.90%          27,135        (13,643)             -              -        13,492
SST Real Return Portfolio
   Class 3                                      2.15%           1,367              -              -              -         1,367

(1) Presentation of Note 6 changed for 2013 to include Total Expense and Annuity Unit detail for each Sub-account.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                        Accumulation Units    Accumulation Units    Net Increase
Sub-accounts                                                                  Issued               Redeemed          (Decrease)
---------------------------------------------------------------------  -------------------   --------------------  ---------------
Lord Abbett Growth and Income Portfolio Class VC                                   112,561               (98,385)         14,176
American Funds Growth-Income Fund Class 2                                            2,171               (70,258)        (68,087)
American Funds Growth Fund Class 2                                                   3,838               (64,761)        (60,923)
Lord Abbett Mid Cap Stock Portfolio Class VC                                            15                (3,471)         (3,456)
American Funds Asset Allocation Fund Class 2                                         8,705               (14,405)         (5,700)
American Funds Global Growth Fund Class 2                                            5,732               (51,209)        (45,477)
Principal Equity Income Account Class 2                                                  -                (6,446)         (6,446)
Principal LargeCap Blend Account II Class 2                                              -                  (415)           (415)
Principal LargeCap Growth Account Class 2                                                -                   (33)            (33)
Principal Income Account Class 2                                                        55                (2,521)         (2,466)
Principal Diversified International Account Class 2                                      -                (1,777)         (1,777)
Principal Money Market Account Class 2                                                   -                  (133)           (133)
Principal Real Estate Securities Account Class 2                                         -                    (5)             (5)
Principal SAM Balanced Portfolio Class 2                                                 -              (185,603)       (185,603)
Principal SAM Conservative Balanced Portfolio Class 2                                   45               (13,375)        (13,330)
Principal SAM Conservative Growth Portfolio Class 2                                      -               (19,195)        (19,195)
Principal SAM Flexible Income Portfolio Class 2                                      1,007                (6,653)         (5,646)
Principal SAM Strategic Growth Portfolio Class 2                                        63                  (208)           (145)
Principal Short-Term Income Account Class 2                                             60                    (8)             52
Principal SmallCap Growth Account II Class 2                                             -                  (234)           (234)
Principal Government & High Quality Bond Class 2                                         -                    (6)             (6)
Principal PVC Principal Capital Appreciation Account Class 2                             -                (3,422)         (3,422)
Principal PVC MidCap Blend Acct Class 2                                                  -               (27,864)        (27,864)
Columbia VP Income Opportunities Fund Class 1                                          510                (2,936)         (2,426)
Invesco VI American Franchise Fund Series II                                           485               (25,194)        (24,709)
Invesco VI Comstock Fund Series II                                                 180,642               (71,687)        108,955
Invesco VI Growth and Income Fund Series II                                        257,269              (163,056)         94,213
Franklin Income Securities Fund                                                    323,963               (41,346)        282,617
Franklin Templeton VIP Founding Funds Allocations Fund Class 2                      37,213               (31,289)          5,924
Columbia VP Marsico Focused Equities Fund Class 1                                      736                (5,115)         (4,379)
AST Growth Portfolio Class 1                                                            88               (18,820)        (18,732)
AST Growth Portfolio Class 3                                                        27,740               (22,707)          5,033
AST Government and Quality Bond Portfolio Class 1                                    4,946               (38,900)        (33,954)
AST Government and Quality Bond Portfolio Class 3                                  550,925              (182,741)        368,184
AST Capital Appreciation Portfolio Class 1                                               3               (35,206)        (35,203)
AST Capital Appreciation Portfolio Class 3                                         106,793               (46,944)         59,849
AST Natural Resources Portfolio Class 1                                                 43                (6,192)         (6,149)
AST Natural Resources Portfolio Class 3                                             57,244               (20,430)         36,814
SAST Small Company Value Portfolio Class 3                                         126,115               (81,670)         44,445
SAST Mid-Cap Growth Portfolio Class 1                                                  828               (24,467)        (23,639)
SAST Mid-Cap Growth Portfolio Class 3                                               45,364               (50,758)         (5,394)
SAST Capital Growth Portfolio Class 1                                                   86                (6,747)         (6,661)
SAST Capital Growth Portfolio Class 3                                                1,076               (44,389)        (43,313)
SAST Blue Chip Growth Portfolio Class 1                                              1,198                (5,817)         (4,619)
SAST Blue Chip Growth Portfolio Class 3                                             44,067               (35,830)          8,237
SAST Growth Opportunities Portfolio Class 1                                              -                (4,231)         (4,231)
SAST Growth Opportunities Portfolio Class 3                                         97,381               (85,297)         12,084
SAST Technology Portfolio Class 1                                                       45               (21,430)        (21,385)
SAST Technology Portfolio Class 3                                                    8,947               (86,628)        (77,681)

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                        Accumulation Units    Accumulation Units    Net Increase
Sub-accounts                                                                  Issued               Redeemed          (Decrease)
---------------------------------------------------------------------  -------------------   --------------------  ---------------
SAST Marsico Focused Growth Portfolio Class 3                                       74,191               (24,939)         49,252
SAST Small & Mid Cap Value Portfolio Class 3                                       212,376              (112,139)        100,237
SAST Foreign Value Portfolio Class 3                                               306,316              (156,084)        150,232
SAST VCP Value Portfolio Class 3                                                         -                     -               -
SAST VCP Total Return Balanced Portfolio Class 3                                         -                     -               -
SAST Protected Asset Allocation SAST Portfolio Class 3                               9,827                   (28)          9,799
SAST American Funds Growth Portfolio Class 3                                       149,721               (81,615)         68,106
SAST American Funds Global Growth Portfolio Class 3                                189,967               (86,140)        103,827
SAST American Funds Growth-Income Portfolio Class 3                                120,535               (86,421)         34,114
SAST American Funds Asset Allocation Portfolio Class 3                              93,600               (42,899)         50,701
SAST Cash Management Portfolio Class 1                                              15,614               (37,317)        (21,703)
SAST Cash Management Portfolio Class 3                                              95,920              (180,895)        (84,975)
SAST Corporate Bond Portfolio Class 1                                                  247               (22,994)        (22,747)
SAST Corporate Bond Portfolio Class 3                                              388,450              (120,994)        267,456
SAST Global Bond Portfolio Class 1                                                      27                (9,751)         (9,724)
SAST Global Bond Portfolio Class 3                                                 214,454               (34,604)        179,850
SAST High-Yield Bond Portfolio Class 1                                                 248               (47,047)        (46,799)
SAST High-Yield Bond Portfolio Class 3                                             156,939               (23,666)        133,273
AST Asset Allocation Portfolio Class 1                                                  43               (21,878)        (21,835)
AST Asset Allocation Portfolio Class 3                                              50,081                (8,632)         41,449
SAST Growth-Income Portfolio Class 1                                                 4,953               (25,599)        (20,646)
SAST Growth-Income Portfolio Class 3                                               288,349               (18,338)        270,011
SAST Global Equities Portfolio Class 1                                                  53                (9,982)         (9,929)
SAST Global Equities Portfolio Class 3                                              17,420               (14,212)          3,208
SAST Alliance Growth Portfolio Class 1                                                 530               (33,460)        (32,930)
SAST Alliance Growth Portfolio Class 3                                              30,110               (26,380)          3,730
SAST MFS Massachusetts Investors Trust Portfolio Class 1                                70               (19,712)        (19,642)
SAST MFS Massachusetts Investors Trust Portfolio Class 3                           234,751               (47,257)        187,494
SAST Fundamental Growth Portfolio Class 1                                              161               (23,258)        (23,097)
SAST Fundamental Growth Portfolio Class 3                                            6,425               (33,085)        (26,660)
SAST Dynamic Allocation Portfolio Class 3                                       10,418,145              (113,714)     10,304,431
SAST International Diversified Equities Portfolio Class 1                              121               (35,564)        (35,443)
SAST International Diversified Equities Portfolio Class 3                           25,450              (120,698)        (95,248)
SAST Davis Venture Value Portfolio Class 1                                             461               (83,962)        (83,501)
SAST Davis Venture Value Portfolio Class 3                                         228,192               (80,323)        147,869
SAST MFS Total Return Portfolio Class 1                                                 26               (36,623)        (36,597)
SAST MFS Total Return Portfolio Class 3                                            183,905               (50,407)        133,498
SAST Total Return Bond Portfolio Class 1                                            12,552               (15,987)         (3,435)
SAST Total Return Bond Portfolio Class 3                                           852,897              (111,092)        741,805
SAST Telecom Utility Portfolio Class 1                                                 647                (4,193)         (3,546)
SAST Telecom Utility Portfolio Class 3                                              22,754                (3,533)         19,221
SAST Equity Opportunities Portfolio Class 1                                             23               (16,439)        (16,416)
SAST Equity Opportunities Portfolio Class 3                                         22,865                (6,939)         15,926
SAST Aggressive Growth Portfolio Class 1                                                60               (26,386)        (26,326)
SAST Aggressive Growth Portfolio Class 3                                            27,385                (9,053)         18,332
SAST International Growth and Income Portfolio Class 1                                 434               (27,571)        (27,137)
SAST International Growth and Income Portfolio Class 3                              11,291              (140,242)       (128,951)
SAST Emerging Markets Portfolio Class 1                                                  1               (25,485)        (25,484)
SAST Emerging Markets Portfolio Class 3                                             48,619               (49,136)           (517)
SAST SunAmerica Dynamic Strategy Portfolio Class 3                               1,314,377                (4,280)      1,310,097
SAST Real Estate Portfolio Class 1                                                      38                (7,812)         (7,774)
SAST Real Estate Portfolio Class 3                                                 157,721               (54,041)        103,680
SAST Dogs of Wall Street Portfolio Class 1                                              67                (7,432)         (7,365)
SAST Dogs of Wall Street Portfolio Class 3                                          58,967               (11,786)         47,181
SAST Balanced Portfolio Class 1                                                      2,696               (19,638)        (16,942)
SAST Balanced Portfolio Class 3                                                    573,025               (19,520)        553,505
SST Allocation Balanced Portfolio Class 3                                          540,456               (70,331)        470,125
SST Allocation Moderate Portfolio Class 3                                          331,109               (36,765)        294,344
SST Allocation Moderate Growth Portfolio Class 3                                   220,420               (26,530)        193,890
SST Allocation Growth Portfolio Class 3                                             11,895                (5,703)          6,192
SST Real Return Portfolio Class 3                                                  474,475               (59,258)        415,217
Wilmington Managed Allocation Fund - Moderate                                                            (10,952)        (10,952)

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, 2010, and 2009, follows:

                                At December 31                               For the year ended December 31
             ----------------------------------------------------- ----------------------------------------------------
                                                                                    Investment
                                   Unit Value            Net           Expense        Income      Total Return Lowest
                 Units       Lowest to Highest ($)(7) Assets ($)(4)    Ratio(1)      Ratio(2)       to Highest(3)
--------------------------- ------------------------- ------------  --------------  ----------  -----------------------
Lord Abbett Growth and Income Portfolio Class VC (6)
------------------------------------------------------------------
2013            965,878     12.09  to       17.56       14,428,235  0.85% to 2.15%     0.57%     33.02%      to  34.75%
2012          1,121,963      9.09  to       13.03       12,643,950  0.85% to 2.15%     0.99%      9.70%      to  11.14%
2011          1,107,787      8.28  to       11.73       11,559,607  0.85% to 1.90%     0.76%     -6.88%      to  -7.85%
2010            991,030      8.99  to       12.59       11,488,810  0.85% to 1.90%     0.59%     15.20%      to  16.42%
2009            984,662      7.80  to       10.82        9,972,867  0.85% to 1.90%     1.05%     16.66%      to  17.89%

American Funds Growth-Income Fund Class 2 (6)
------------------------------------------------------------------
2013            518,108     23.58  to       26.01       12,651,424  0.85% to 1.72%     1.33%     31.23%      to  32.37%
2012            611,315     17.97  to       19.65       11,347,744  0.85% to 1.72%     1.59%     15.47%      to  16.49%
2011            679,402     15.56  to       16.87       10,888,891  0.85% to 1.72%     1.49%     -3.50%      to  -2.66%
2010            771,857     16.12  to       17.33       12,783,276  0.85% to 1.72%     1.47%      9.53%      to  10.48%
2009            854,158     14.72  to       15.68       12,870,904  0.85% to 1.72%     1.58%     29.01%      to  30.13%

American Funds Growth Fund Class 2 (6)
------------------------------------------------------------------
2013            375,320     27.14  to       29.93       10,504,388  0.85% to 1.72%     0.91%     27.89%      to  29.00%
2012            433,087     21.22  to       23.20        9,462,122  0.85% to 1.72%     0.78%     15.88%      to  16.89%
2011            494,010     18.31  to       19.85        9,281,857  0.85% to 1.72%     0.59%     -5.91%      to  -5.09%
2010            577,056     19.46  to       20.91       11,489,423  0.85% to 1.72%     0.72%     16.66%      to  17.68%
2009            628,545     16.68  to       17.77       10,694,952  0.85% to 1.72%     0.65%     37.04%      to  38.23%

Lord Abbett Mid Cap Stock Portfolio Class VC
------------------------------------------------------------------
2013              8,299                     20.35          168,843           0.85%     0.42%                     29.22%
2012              9,195                     15.75          144,784           0.85%     0.59%                     13.57%
2011             12,651                     13.86          175,392           0.85%     0.20%                     -4.82%
2010             13,916                     14.57          202,710           0.85%     0.36%                     24.37%
2009             16,254                     11.71          190,371           0.85%     0.52%                     25.54%

American Funds Asset Allocation Fund Class 2
------------------------------------------------------------------
2013            113,877     23.10  to       23.79        2,707,916  0.85% to 1.20%     1.47%     22.22%      to  22.65%
2012            105,861     18.90  to       19.40        2,052,552  0.85% to 1.20%     1.92%     14.80%      to  15.21%
2011            111,561     16.46  to       16.84        1,878,373  0.85% to 1.20%     1.84%     -6.35%(11)  to   0.44%
2010            125,672                     16.76        2,106,807           0.85%     1.96%                     11.55%
2009            137,713                     15.03        2,069,569           0.85%     2.36%                     22.94%

American Funds Global Growth Fund Class 2 (6)
------------------------------------------------------------------
2013            305,492     31.01  to       34.20        9,824,252  0.85% to 1.72%     1.19%     26.98%      to  28.09%
2012            367,861     24.42  to       26.70        9,285,089  0.85% to 1.72%     0.88%     20.47%      to  21.52%
2011            413,338     20.27  to       21.97        8,630,452  0.85% to 1.72%     1.26%    -10.44%      to  -9.66%
2010            460,508     22.64  to       24.32       10,692,807  0.85% to 1.72%     1.47%      9.84%      to  10.80%
2009            519,722     20.61  to       21.95       10,945,587  0.85% to 1.72%     1.37%     39.88%      to  41.10%

Principal Equity Income Account Class 2
------------------------------------------------------------------
2013             53,025     13.10  to       13.34          703,073  1.55% to 1.70%     2.78%     24.89%      to  25.08%
2012             70,776     10.49  to       10.66          751,336  1.55% to 1.70%     2.75%     10.81%      to  10.98%
2011             77,222      9.46  to        9.61          738,730  1.55% to 1.70%     0.45%      3.40%      to   3.55%
2010             99,118      9.15  to        9.28          915,078  1.55% to 1.70%     2.89%     13.92%      to  14.09%
2009            128,587      8.03  to        8.13        1,041,372  1.55% to 1.70%     4.92%     17.74%      to  17.92%

                                       46

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, 2010, and 2009, follows:

                                At December 31                              For the year ended December 31
             -----------------------------------------------------  -----------------------------------------------
                                                                                    Investment
                                   Unit Value            Net           Expense        Income    Total Return Lowest
                 Units       Lowest to Highest ($)(7) Assets ($)(4)    Ratio(1)      Ratio(2)      to Highest(3)
--------------------------- ------------------------- ------------  --------------  ----------  -------------------
Principal LargeCap Blend Account II Class 2
------------------------------------------------------------------
2013              6,409      8.94  to        9.08           57,898  1.55% to 1.70%     1.56%     29.05%  to  29.25%
2012             10,693      6.92  to        7.03           74,941  1.55% to 1.70%     1.04%     12.90%  to  13.07%
2011             11,108      6.13  to        6.22           68,854  1.55% to 1.70%     0.01%     -2.10%  to  -1.95%
2010             15,251      6.26  to        6.34           96,483  1.55% to 1.70%     2.01%     11.06%  to  11.23%
2009             16,785      5.64  to        5.70           95,490  1.55% to 1.70%     1.29%     27.11%  to  27.30%

Principal LargeCap Growth Account Class 2
------------------------------------------------------------------
2013              3,166      9.91  to        9.91           31,367  1.55% to 1.70%     0.99%     31.59%  to  31.59%
2012              5,052      7.41  to        7.53           38,050  1.55% to 1.70%     0.00%     14.59%  to  14.77%
2011              5,085      6.46  to        6.56           33,374  1.55% to 1.70%     0.00%     -6.11%  to  -5.97%
2010              6,386      6.88  to        6.98           44,359  1.55% to 1.70%     0.00%     16.06%  to  16.23%
2009              8,239      5.93  to        6.00           49,180  1.55% to 1.70%     0.35%     24.67%  to  24.85%

Principal Income Account Class 2
------------------------------------------------------------------
2013             21,353      9.54  to        9.71          206,162  1.55% to 1.70%     4.60%     -1.58%  to  -1.43%
2012             24,748      9.69  to        9.85          242,489  1.55% to 1.70%     4.08%      7.43%  to   7.60%
2011             27,214      9.02  to        9.15          247,808  1.55% to 1.70%     0.38%      4.27%  to   4.42%
2010             34,947      8.65  to        8.76          304,723  1.55% to 1.70%     6.38%      6.44%  to   6.60%
2009             37,750      8.13  to        8.22          308,706  1.55% to 1.70%     9.63%     16.18%  to  16.35%

Principal Diversified International Account Class 2
------------------------------------------------------------------
2013             27,212      7.43  to        7.59          204,674  1.55% to 1.70%     1.35%     16.20%  to  16.37%
2012             65,213      6.39  to        6.52          423,548  1.55% to 1.70%     1.76%     16.01%  to  16.19%
2011             66,990      5.51  to        5.61          374,618  1.55% to 1.70%     0.15%    -12.85%  to -12.72%
2010             74,288      6.32  to        6.43          476,248  1.55% to 1.70%     1.27%     11.00%  to  11.17%
2009             81,570      5.70  to        5.78          470,303  1.55% to 1.70%     3.93%     24.70%  to  24.89%

Principal Money Market Account Class 2
------------------------------------------------------------------
2013             18,538      5.51  to        5.62          102,179  1.55% to 1.70%     0.00%     -1.68%  to  -1.53%
2012             18,684      5.61  to        5.71          104,748  1.55% to 1.70%     0.00%     -1.69%  to  -1.54%
2011             18,817      5.70  to        5.80          107,304  1.55% to 1.70%     0.00%     -1.69%  to  -1.54%
2010             35,128      5.80  to        5.89          205,000  1.55% to 1.70%     0.00%     -1.69%  to  -1.54%
2009             30,188      5.90  to        5.98          178,972  1.55% to 1.70%     0.33%     -1.50%  to  -1.36%

Principal Real Estate Securities Account Class 2
------------------------------------------------------------------
2013                747     21.75  to       22.33           16,505  1.55% to 1.70%     0.92%      2.12%  to   2.27%
2012              1,058     21.30  to       21.84           22,750  1.55% to 1.70%     1.07%     14.88%  to  15.06%
2011              1,063     18.54  to       18.98           19,893  1.55% to 1.70%     0.00%      6.89%  to   7.05%
2010                663     17.35  to       17.73           11,504  1.55% to 1.70%     2.35%     23.18%  to  23.37%
2009              1,620     14.08  to       14.37           23,057  1.55% to 1.70%     3.43%     26.52%  to  26.72%

Principal SAM Balanced Portfolio Class 2
------------------------------------------------------------------
2013            654,592     12.93  to       13.35        8,571,058  1.52% to 1.77%     2.15%     15.27%  to  15.56%
2012            635,115     11.22  to       11.55        7,217,707  1.52% to 1.77%     0.41%     10.49%  to  10.77%
2011            820,718     10.15  to       10.43        8,431,709  1.52% to 1.77%     2.57%     -1.04%  to  -0.79%
2010            915,093     10.26  to       10.51        9,490,958  1.52% to 1.77%     3.43%     11.35%  to  11.63%
2009          1,099,459      9.21  to        9.41       10,236,599  1.52% to 1.77%     3.69%     21.46%  to  21.76%

                                       47

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, 2010, and 2009, follows:

                                At December 31                               For the year ended December 31
             ------------------------------------------------------  -----------------------------------------------
                                                                                     Investment
                                   Unit Value              Net         Expense         Income    Total Return Lowest
                 Units       Lowest to Highest ($)(7) Assets ($)(4)    Ratio(1)       Ratio(2)      to Highest(3)
--------------------------- ------------------------- -------------  --------------  ----------  -------------------
Principal SAM Conservative Balanced Portfolio Class 2 (5)
-------------------------------------------------------------------
2013             13,048      9.43  to       12.96           123,695  1.55% to 1.77%     2.61%      9.30%  to   9.54%
2012             13,750      8.61  to       11.86           119,189  1.55% to 1.77%     0.40%      8.96%  to   9.20%
2011             27,080      7.88  to       10.88           213,435  1.55% to 1.77%     3.26%      0.18%  to   0.40%
2010             45,994      7.85  to       10.86           367,503  1.55% to 1.77%     3.78%      9.77%  to  10.01%
2009             36,525      7.14  to        9.89           267,611  1.55% to 1.77%     3.89%     18.60%  to  18.86%

Principal SAM Conservative Growth Portfolio Class 2
-------------------------------------------------------------------
2013             52,459     13.62  to       13.85           723,838  1.55% to 1.70%     1.49%     20.76%  to  20.94%
2012             69,627     11.28  to       11.45           792,793  1.55% to 1.70%     0.21%     11.89%  to  12.06%
2011             88,822     10.08  to       10.22           902,204  1.55% to 1.70%     1.86%     -2.30%  to  -2.15%
2010            145,807     10.32  to       10.44         1,511,685  1.55% to 1.70%     3.09%     12.99%  to  13.16%
2009            164,436      9.13  to        9.23         1,509,098  1.55% to 1.70%     4.75%     23.24%  to  23.43%

Principal SAM Flexible Income Portfolio Class 2 (5)
-------------------------------------------------------------------
2013             48,812     10.70  to       13.01           558,767  1.55% to 1.77%     3.16%      5.58%  to   5.81%
2012             59,574     10.11  to       12.32           637,504  1.55% to 1.77%     0.86%      8.40%  to   8.64%
2011             65,220      9.31  to       11.36           639,404  1.55% to 1.77%     3.67%      1.32%  to   1.55%
2010             83,668      9.16  to       11.22           799,210  1.55% to 1.77%     4.84%      8.33%  to   8.57%
2009            113,930      8.44  to       10.35           991,084  1.55% to 1.77%     4.48%     17.54%  to  17.80%

Principal SAM Strategic Growth Portfolio Class 2
-------------------------------------------------------------------
2013             24,758     14.85  to       15.12           373,109  1.55% to 1.70%     1.14%     24.96%  to  25.15%
2012             25,554     11.88  to       12.08           307,776  1.55% to 1.70%     0.00%     13.29%  to  13.46%
2011             25,699     10.49  to       10.65           272,881  1.55% to 1.70%     1.29%     -3.77%  to  -3.63%
2010             25,876     10.90  to       11.05           285,182  1.55% to 1.70%     2.36%     14.23%  to  14.40%
2009             28,872      9.54  to        9.66           278,293  1.55% to 1.70%     3.48%     24.90%  to  25.09%

Principal Short-Term Income Account Class 2
-------------------------------------------------------------------
2013              6,206      7.34  to        7.47            46,331  1.55% to 1.70%     1.65%     -0.45%  to  -0.30%
2012              5,822      7.38  to        7.49            43,609  1.55% to 1.70%     1.83%      2.91%  to   3.06%
2011              5,770      7.17  to        7.27            41,937  1.55% to 1.70%     0.14%     -0.75%  to  -0.60%
2010              5,895      7.22  to        7.31            43,105  1.55% to 1.70%     1.00%      2.61%  to   2.77%
2009             19,963      7.04  to        7.11           142,002  1.55% to 1.70%     5.16%      7.96%  to   8.12%

Principal SmallCap Growth Account II Class 2
-------------------------------------------------------------------
2013              5,980      9.87  to       10.06            59,420  1.55% to 1.70%     0.00%     44.51%  to  44.73%
2012              5,926      6.83  to        6.95            40,717  1.55% to 1.70%     0.00%     14.17%  to  14.34%
2011              6,160      5.99  to        6.08            37,063  1.55% to 1.70%     0.00%     -6.31%  to  -6.17%
2010              1,133      6.39  to        6.48             7,336  1.55% to 1.70%     0.00%     24.55%  to  24.74%
2009              2,718      5.13  to        5.19            14,113  1.55% to 1.70%     0.00%     29.07%  to  29.26%

Principal Government & High Quality Bond Class 2
-------------------------------------------------------------------
2013              1,215      7.80  to        7.94             9,640  1.55% to 1.70%     3.66%     -2.96%  to  -2.81%
2012              1,228      8.04  to        8.17            10,022  1.55% to 1.70%     3.75%      1.95%  to   2.10%
2011              1,234      7.89  to        8.00             9,864  1.55% to 1.70%     0.18%      4.12%  to   4.27%
2010              1,425      7.57  to        7.67            10,904  1.55% to 1.70%     5.76%      3.87%  to   4.02%
2009                245      7.29  to        7.37             1,785  1.55% to 1.70%     7.56%      4.42%  to   4.58%

                                       48

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, 2010, and 2009, follows:

                                At December 31                               For the year ended December 31
             ------------------------------------------------------  -----------------------------------------------
                                                                                     Investment
                                   Unit Value            Net            Expense        Income    Total Return Lowest
                 Units       Lowest to Highest ($)(7) Assets ($)(4)     Ratio(1)      Ratio(2)      to Highest(3)
--------------------------- ------------------------- -------------  --------------  ----------  -------------------
Principal PVC Principal Capital Appreciation Account Class 2
-------------------------------------------------------------------
2013             18,022     17.46  to       17.77           317,871  1.55% to 1.70%     6.78%     30.05%  to  30.25%
2012             22,863     13.42  to       13.65           309,913  1.55% to 1.70%     0.83%     11.66%  to  11.82%
2011             26,285     12.02  to       12.20           318,631  1.55% to 1.70%     0.00%     -1.83%  to  -1.69%
2010             30,809     12.25  to       12.41           380,064  1.55% to 1.70%     1.28%     13.17%  to  13.34%
2009             38,916     10.82  to       10.95           423,978  1.55% to 1.70%     0.96%     27.36%  to  27.55%

Principal PVC MidCap Blend Acct Class 2
-------------------------------------------------------------------
2013             82,956     16.48  to       16.73         1,370,794  1.55% to 1.70%     1.20%     31.34%  to  31.54%
2012             98,869     12.55  to       12.72         1,245,178  1.55% to 1.70%     0.63%     17.15%  to  17.33%
2011            126,733     10.71  to       10.84         1,361,514  1.55% to 1.70%     0.00%      6.18%  to   6.34%
2010            157,610     10.09  to       10.19         1,594,264  1.55% to 1.70%     2.30%     21.74%  to  21.93%
2009            203,119      8.29  to        8.36         1,687,684  1.55% to 1.70%     1.57%     26.18%  to  26.37%

Columbia VP Income Opportunities Fund Class 1
-------------------------------------------------------------------
2013              5,684     22.13  to       22.84           127,353  1.52% to 1.77%    12.79%      3.24%  to   3.49%
2012              8,686     21.44  to       22.07           188,377  1.52% to 1.77%     6.15%     13.03%  to  13.32%
2011             11,112     18.97  to       19.47           213,478  1.52% to 1.77%     6.01%      4.70%  to   4.96%
2010             17,492     18.12  to       18.55           321,620  1.52% to 1.77%     7.72%      9.99%  to  10.27%
2009             17,574     16.47  to       16.82           293,312  1.52% to 1.77%     9.88%     41.63%  to  41.98%

Invesco VI American Franchise Fund Series II (5)(6)
-------------------------------------------------------------------
2013             44,395     16.38  to       16.48           698,718  0.85% to 1.90%     0.22%     37.17%  to  38.62%
2012             64,121     11.89  to       11.94           728,128  0.85% to 1.90%     0.00%     11.26%  to  12.44%
2011             88,830     10.58  to       10.73           895,165  0.85% to 1.90%     0.00%     -8.15%  to  -7.18%
2010             99,273     10.56  to       11.39         1,075,228  0.85% to 1.77%     0.00%     17.47%  to  18.55%
2009             67,920      8.99  to        9.61           629,870  0.85% to 1.77%     0.00%     62.74%  to  64.24%

Invesco VI Comstock Fund Series II (6)
-------------------------------------------------------------------
2013          1,004,380     13.91  to       20.27        16,837,568  0.85% to 2.15%     1.43%     32.78%  to  34.51%
2012          1,165,221     10.48  to       15.07        14,705,485  0.85% to 2.15%     1.53%     16.39%  to  17.92%
2011          1,056,266      9.01  to       12.78        11,695,605  0.85% to 1.90%     1.24%     -3.95%  to  -2.94%
2010            818,598      9.38  to       13.17         9,859,429  0.85% to 1.90%     0.12%     13.52%  to  14.72%
2009            700,802      8.26  to       11.48         7,602,226  0.85% to 1.90%     4.31%     25.99%  to  27.32%

Invesco VI Growth and Income Fund Series II (6)
-------------------------------------------------------------------
2013          1,647,491     13.70  to       21.80        29,135,752  0.85% to 2.15%     1.28%     30.93%  to  32.64%
2012          1,923,682     10.46  to       16.43        26,145,210  0.85% to 2.15%     1.32%     11.91%  to  13.38%
2011          1,829,469      9.36  to       14.49        22,788,863  0.85% to 1.90%     1.06%     -4.10%  to  -3.09%
2010          1,571,696      9.76  to       14.96        21,272,406  0.85% to 1.90%     0.10%     10.08%  to  11.24%
2009          1,498,350      8.86  to       13.44        18,697,780  0.85% to 1.90%     3.61%     21.77%  to  23.06%

Franklin Income Securities Fund (6)
-------------------------------------------------------------------
2013            957,209     12.77  to       13.62        12,553,946  0.85% to 1.90%     6.43%     11.80%  to  12.98%
2012            876,783     11.42  to       12.05        10,231,548  0.85% to 1.90%     6.26%     10.53%  to  11.70%
2011            594,166     10.33  to       10.79         6,249,004  0.85% to 1.90%     5.68%      0.46%  to   1.52%
2010            282,085     10.29  to       10.63         2,942,495  0.85% to 1.90%     6.23%     10.55%  to  11.72%
2009            196,116      9.31  to        9.51         1,843,992  0.85% to 1.90%     7.29%     33.05%  to  34.45%

                                       49

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, 2010, and 2009, follows:

                                At December 31                               For the year ended December 31
             ------------------------------------------------------  -----------------------------------------------
                                                                                     Investment
                                   Unit Value            Net            Expense        Income    Total Return Lowest
                 Units       Lowest to Highest ($)(7) Assets ($)(4)     Ratio(1)      Ratio(2)      to Highest(3)
--------------------------- ------------------------- -------------  --------------  ----------  -------------------
Franklin Templeton VIP Founding Funds Allocations Fund Class 2 (6)
-------------------------------------------------------------------
2013            319,901     12.10  to       12.88         3,955,781  0.85% to 1.90%    12.93%     21.45%  to  22.73%
2012            369,765      9.96  to       10.49         3,756,236  0.85% to 1.90%     2.70%     13.16%  to  14.35%
2011            363,841      8.80  to        9.18         3,253,739  0.85% to 1.90%     0.01%     -3.40%  to  -2.38%
2010            323,878      9.11  to        9.40         2,983,855  0.85% to 1.90%     2.38%      8.18%  to   9.32%
2009            278,168      8.42  to        8.60         2,360,067  0.85% to 1.90%     2.86%     27.80%  to  29.15%

Columbia VP Marsico Focused Equities Fund Class 1
-------------------------------------------------------------------
2013             41,520     15.93  to       16.45           678,046  1.52% to 1.77%     0.44%     35.68%  to  36.02%
2012             46,714     11.74  to       12.14           561,279  1.52% to 1.77%     0.37%     10.07%  to  10.34%
2011             51,093     10.66  to       11.00           557,259  1.52% to 1.77%     0.42%     -4.32%  to  -4.08%
2010             50,384     11.14  to       11.47           573,654  1.52% to 1.77%     0.45%     16.64%  to  16.93%
2009             58,840      9.56  to        9.81           573,393  1.52% to 1.77%     0.66%     26.42%  to  26.73%

AST Growth Portfolio Class 1
-------------------------------------------------------------------
2013             97,463                     46.20         4,502,945           1.52%     0.80%                 33.14%
2012            108,446                     34.70         3,763,161           1.52%     0.57%                 12.24%
2011            127,178                     30.92         3,931,732           1.52%     0.72%                 -7.67%
2010            158,514                     33.48         5,308,109           1.52%     0.69%                 12.42%
2009            202,291                     29.78         6,025,306           1.52%     1.10%                 36.31%

AST Growth Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            178,450     14.01  to       17.47         6,790,328  0.85% to 1.90%     0.53%     32.31%  to  33.70%
2012            228,481     10.59  to       13.07         6,409,751  0.85% to 1.90%     0.29%     11.54%  to  12.72%
2011            223,448      9.50  to       11.60         6,213,429  0.85% to 1.90%     0.46%     -8.25%  to  -7.28%
2010            240,347     10.35  to       12.51         7,439,278  0.85% to 1.90%     0.51%     11.72%  to  12.90%
2009            271,693      9.26  to       11.08         7,462,189  0.85% to 1.90%     0.78%     35.45%  to  36.88%

AST Government and Quality Bond Portfolio Class 1
-------------------------------------------------------------------
2013            206,629                     20.73         4,284,198           1.52%     2.46%                 -3.56%
2012            236,370                     21.50         5,083,005           1.52%     2.19%                  2.23%
2011            270,324                     21.03         5,686,495           1.52%     3.10%                  5.47%
2010            335,382                     19.94         6,688,777           1.52%     3.72%                  3.41%
2009            445,901                     19.28         8,599,798           1.52%     4.56%                  2.69%


AST Government and Quality Bond Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013          2,234,883     11.47  to       16.77        35,567,294  0.85% to 2.15%     2.19%     -4.41%  to  -3.16%
2012          2,034,089     12.00  to       17.32        35,077,762  0.85% to 2.15%     2.05%      1.33%  to   2.66%
2011          1,665,905     11.85  to       16.87        30,659,805  0.85% to 1.90%     3.00%      4.81%  to   5.92%
2010          1,623,236     11.31  to       15.93        30,088,192  0.85% to 1.90%     3.67%      2.76%  to   3.84%
2009          1,567,119     11.00  to       15.34        28,711,309  0.85% to 1.90%     4.68%      2.05%  to   3.13%

AST Capital Appreciation Portfolio Class 1
-------------------------------------------------------------------
2013            118,271                     78.35         9,266,261           1.52%     0.00%                 33.78%
2012            140,943                     58.57         8,254,748           1.52%     0.00%                 22.02%
2011            176,146                     48.00         8,454,460           1.52%     0.00%                 -8.45%
2010            208,358                     52.43        10,923,513           1.52%     0.13%                 20.88%
2009            251,946                     43.37        10,927,035           1.52%     0.00%                 34.70%

                                       50

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, 2010, and 2009, follows:

                                At December 31                              For the year ended December 31
             ------------------------------------------------------  -----------------------------------------------
                                                                                     Investment
                                   Unit Value            Net           Expense        Income     Total Return Lowest
                 Units       Lowest to Highest ($)(7) Assets ($)(4)     Ratio(1)      Ratio(2)      to Highest(3)
--------------------------- ------------------------- -------------  --------------  ----------  -------------------
AST Capital Appreciation Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            589,721     18.52  to       26.09        24,327,775  0.85% to 2.15%     0.00%     32.61%  to  34.34%
2012            630,759     13.97  to       19.42        20,820,587  0.85% to 2.15%     0.00%     20.95%  to  22.54%
2011            570,910     11.57  to       15.85        17,657,304  0.85% to 1.90%     0.00%     -9.03%  to  -8.06%
2010            462,104     12.72  to       17.24        18,656,195  0.85% to 1.90%     0.00%     20.12%  to  21.39%
2009            457,119     10.59  to       14.20        16,185,271  0.85% to 1.90%     0.00%     33.85%  to  35.26%

AST Natural Resources Portfolio Class 1
-------------------------------------------------------------------
2013             38,811                     49.26         1,911,825           1.52%     0.89%                  4.21%
2012             46,571                     47.27         2,201,483           1.52%     1.08%                  1.96%
2011             52,720                     46.36         2,444,338           1.52%     0.69%                -21.47%
2010             81,131                     59.04         4,789,715           1.52%     0.87%                 14.45%
2009             93,613                     51.58         4,829,005           1.52%     1.44%                 55.68%


AST Natural Resources Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            234,786     10.14  to       10.44         6,356,095  0.85% to 1.90%     0.68%      3.55%  to   4.64%
2012            231,505      9.79  to        9.98         6,965,934  0.85% to 1.90%     0.80%      1.32%  to   2.39%
2011            194,691      9.66  to        9.75         6,838,485  0.85% to 1.90%     0.45%    -21.96%  to -21.14%
2010            171,249     12.36  to       12.38         8,758,603  0.85% to 1.90%     0.70%     13.73%  to  14.93%
2009            188,193     10.75  to       10.89         8,506,937  0.85% to 1.90%     1.12%     54.71%  to  56.34%

SAST Small Company Value Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            824,746     15.05  to       15.07        12,187,899  0.85% to 2.15%     0.67%     32.17%  to  33.89%
2012            956,188     11.24  to       11.40        10,587,185  0.85% to 2.15%     0.24%     15.07%  to  16.58%
2011            911,743      9.64  to        9.92         8,649,309  0.85% to 1.90%     0.25%     -5.28%  to  -4.28%
2010            706,486     10.07  to       10.47         6,954,490  0.85% to 1.90%     0.47%     24.11%  to  25.42%
2009            653,304      8.03  to        8.44         5,137,580  0.85% to 1.90%     0.57%     29.17%  to  30.53%

SAST Mid-Cap Growth Portfolio Class 1
-------------------------------------------------------------------
2013            124,678                     18.01         2,245,830           1.52%     0.00%                 40.27%
2012            149,370                     12.84         1,918,687           1.52%     0.00%                 14.30%
2011            173,009                     11.23         1,944,182           1.52%     0.00%                 -7.35%
2010            217,968                     12.13         2,643,570           1.52%     0.00%                 23.56%
2009            267,269                      9.81         2,623,238           1.52%     0.00%                 40.28%

SAST Mid-Cap Growth Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            434,742     15.11  to       17.30         7,534,765  0.85% to 2.15%     0.00%     39.05%  to  40.86%
2012            501,328     10.73  to       12.44         6,214,629  0.85% to 2.15%     0.00%     13.30%  to  14.79%
2011            506,722      9.35  to       10.99         5,515,866  0.85% to 1.90%     0.00%     -7.93%  to  -6.96%
2010            461,848     10.05  to       11.93         5,438,398  0.85% to 1.90%     0.00%     22.79%  to  24.08%
2009            443,352      8.10  to        9.72         4,235,266  0.85% to 1.90%     0.00%     39.40%  to  40.87%

SAST Capital Growth Portfolio Class 1
-------------------------------------------------------------------
2013             34,189                     10.43           356,511           1.52%     0.76%                 27.31%
2012             38,972                      8.19           319,213           1.52%     0.40%                 12.20%
2011             45,633                      7.30           333,336           1.52%     0.00%                 -2.80%
2010             59,148                      7.51           444,458           1.52%     0.00%                  7.59%
2009             79,753                      6.98           556,944           1.52%     0.00%                 41.33%

                                       51

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, 2010, and 2009, follows:

                                At December 31                         For the year ended December 31
             ----------------------------------------------------- -----------------------------------------------
                                                                                    Investment
                                   Unit Value             Net          Expense        Income    Total Return Lowest
                 Units       Lowest to Highest ($)(7) Assets ($)(4)    Ratio(1)      Ratio(2)      to Highest(3)
--------------------------- ------------------------- ------------- --------------  ----------  -------------------
SAST Capital Growth Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            262,253     10.95  to       13.08         2,696,885  0.85% to 1.90%     0.57%    26.51%  to  27.84%
2012            295,857      8.56  to       10.34         2,394,394  0.85% to 1.90%     0.16%    11.50%  to  12.68%
2011            339,170      7.60  to        9.27         2,443,923  0.85% to 1.90%     0.00%    -3.41%  to  -2.39%
2010            383,669      7.78  to        9.60         2,849,462  0.85% to 1.90%     0.00%     6.91%  to   8.04%
2009            391,049      7.21  to        8.98         2,712,195  0.85% to 1.90%     0.00%    40.45%  to  41.93%

SAST Blue Chip Growth Portfolio Class 1
-------------------------------------------------------------------
2013             78,584                      8.64           678,982           1.52%     0.35%                31.95%
2012             86,624                      6.55           567,168           1.52%     0.00%                 9.89%
2011             91,243                      5.96           544,131           1.52%     0.20%                -7.01%
2010            127,188                      6.41           815,508           1.52%     0.30%                10.82%
2009            154,942                      5.78           896,360           1.52%     0.32%                34.78%

SAST Blue Chip Growth Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            465,355      8.55  to       13.83         4,854,902  0.85% to 1.90%     0.13%    31.12%  to  32.50%
2012            483,665      6.45  to       10.55         3,782,792  0.85% to 1.90%     0.00%     9.20%  to  10.36%
2011            475,428      5.85  to        9.66         3,249,696  0.85% to 1.90%     0.01%    -7.60%  to  -6.62%
2010            362,712      6.26  to       10.45         2,418,348  0.85% to 1.90%     0.08%    10.12%  to  11.29%
2009            263,250      5.63  to        9.49         1,506,109  0.85% to 1.90%     0.05%    33.93%  to  35.34%

SAST Growth Opportunities Portfolio Class 1
-------------------------------------------------------------------
2013             46,249                      9.24           427,376           1.52%     0.00%                35.72%
2012             55,844                      6.81           380,255           1.52%     0.00%                15.79%
2011             60,075                      5.88           353,280           1.52%     0.00%                -3.84%
2010             81,488                      6.12           498,327           1.52%     0.00%                22.46%
2009             96,120                      4.99           479,989           1.52%     0.00%                16.47%

SAST Growth Opportunities Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            859,841      9.50  to       16.85        10,017,091  0.85% to 2.15%     0.00%    34.53%  to  36.29%
2012          1,085,888      6.97  to       12.53         9,143,310  0.85% to 2.15%     0.00%    14.77%  to  16.28%
2011          1,073,804      5.99  to       10.93         7,378,564  0.85% to 1.90%     0.00%    -4.45%  to  -3.44%
2010            849,981      6.21  to       11.43         5,449,232  0.85% to 1.90%     0.00%    21.69%  to  22.97%
2009            766,648      5.05  to        9.40         3,835,506  0.85% to 1.90%     0.00%    15.74%  to  16.96%

SAST Technology Portfolio Class 1
-------------------------------------------------------------------
2013             54,148                      2.99           161,861           1.52%     0.00%                23.99%
2012             80,355                      2.41           193,978           1.52%     0.00%                 6.14%
2011            101,740                      2.27           231,328           1.52%     0.00%                -6.81%
2010            122,750                      2.44           299,442           1.52%     0.00%                18.45%
2009            138,511                      2.06           285,225           1.52%     0.00%                48.14%

SAST Technology Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            386,712     12.77  to       13.46         1,333,874  0.85% to 1.90%     0.00%    23.33%  to  24.14%
2012            471,647     10.35  to       10.84         1,216,642  0.85% to 1.90%     0.00%     5.58%  to   6.27%
2011            549,328      2.16  to       10.20         1,240,606  0.85% to 1.90%     0.00%    -7.28%  to  -6.70%
2010            672,158      2.42  to       10.57         1,598,816  0.85% to 1.90%     0.00%    17.71%  to  18.95%
2009            673,066      2.03  to        8.98         1,354,489  0.85% to 1.90%     0.00%    47.21%  to  48.76%

                                       52

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, 2010, and 2009, follows:

                                At December 31                                For the year ended December 31
             ------------------------------------------------------  -------------------------------------------------
                                                                                     Investment
                                   Unit Value             Net           Expense        Income     Total Return Lowest
                 Units       Lowest to Highest ($)(7) Assets ($)(4)     Ratio(1)      Ratio(2)       to Highest(3)
--------------------------- ------------------------- -------------  --------------  ----------  ---------------------
SAST Marsico Focused Growth Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            348,094     14.51  to       14.65         5,405,105  0.85% to 2.15%     0.01%     31.51%    to  33.23%
2012            366,110     11.00  to       11.04         4,323,291  0.85% to 2.15%     0.11%      8.61%    to  10.03%
2011            316,858      9.99  to       10.17         3,452,203  0.85% to 1.90%     0.12%     -3.53%    to  -2.52%
2010            245,321     10.25  to       10.54         2,804,766  0.85% to 1.90%     0.23%     14.91%    to  16.13%
2009            209,617      8.83  to        9.17         2,091,297  0.85% to 1.90%     0.51%     27.93%    to  29.28%

SAST Small & Mid Cap Value Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013          1,249,107     16.83  to       17.19        28,439,281  0.85% to 2.15%     0.26%     34.54%    to  36.29%
2012          1,491,831     12.51  to       12.61        25,605,138  0.85% to 2.15%     0.37%     15.78%    to  17.30%
2011          1,391,594     10.75  to       10.81        21,638,935  0.85% to 1.90%     0.13%     -9.95%    to  -9.00%
2010          1,080,689     11.81  to       12.01        20,283,172  0.85% to 1.90%     0.20%     23.17%    to  24.47%
2009          1,035,009      9.49  to        9.75        16,126,683  0.85% to 1.90%     0.60%     39.46%    to  40.93%

SAST Foreign Value Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013          1,910,253     11.42  to       12.29        29,619,095  0.85% to 2.15%     1.68%     20.47%    to  22.04%
2012          2,085,057      9.48  to       10.07        27,239,963  0.85% to 2.15%     1.89%     16.75%    to  18.28%
2011          1,934,825      8.13  to        8.51        22,799,895  0.85% to 1.90%     1.55%    -13.51%    to -12.60%
2010          1,291,691      9.40  to        9.74        19,729,242  0.85% to 1.90%     1.91%      0.99%    to   2.06%
2009          1,070,788      9.31  to        9.54        16,917,906  0.85% to 1.90%     2.63%     27.49%    to  28.84%

SAST VCP Value Portfolio Class 3 (4)
-------------------------------------------------------------------
2013            330,591     10.96  to       11.03         3,638,596  1.15% to 2.15%     0.44%      9.58%    to  10.32%

SAST VCP Total Return Balanced Portfolio Class 3 (4)
-------------------------------------------------------------------
2013            316,086     10.77  to       10.85         3,419,414  1.15% to 2.15%     0.99%      7.73%    to   8.45%


SAST Protected Asset Allocation SAST Portfolio Class 3 (6)
-------------------------------------------------------------------
2013            529,802     11.81  to       11.96         6,309,836  1.30% to 2.15%     0.07%     17.61%    to  18.79%
2012              9,799     10.04  to       10.06            98,558  1.30% to 2.15%     0.00%      0.41%    to   0.63%(12)

SAST American Funds Growth Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013          1,020,425     13.82  to       14.64        14,510,545  1.15% to 2.15%     0.47%     26.99%    to  28.26%
2012          1,144,790     10.88  to       11.42        12,743,063  1.15% to 2.15%     0.34%     15.05%    to  16.21%
2011          1,076,684      9.46  to        9.82        10,364,551  1.15% to 1.90%     0.35%     -6.37%    to  -5.66%
2010            841,974     10.11  to       10.41         8,634,546  1.15% to 1.90%     0.26%     16.10%    to  16.97%
2009            742,619      8.71  to        8.81         6,542,389  1.30% to 1.90%     1.75%     29.25%(8) to  36.33%


SAST American Funds Global Growth Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013          1,410,938     14.99  to       15.90        21,662,517  1.15% to 2.15%     0.57%     26.09%    to  27.36%
2012          1,615,191     11.89  to       12.48        19,544,909  1.15% to 2.15%     1.02%     19.63%    to  20.84%
2011          1,511,364      9.94  to       10.33        15,190,715  1.15% to 1.90%     0.86%    -10.86%    to -10.18%
2010            933,887     11.15  to       11.50        10,474,017  1.15% to 1.90%     0.72%      9.31%    to  10.13%
2009            637,110     10.20  to       10.33         6,514,268  1.30% to 1.90%     2.29%     35.98%(8) to  39.09%

                                       53

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, 2010, and 2009, follows:

                                At December 31                                For the year ended December 31
             ------------------------------------------------------  -------------------------------------------------
                                                                                     Investment
                                    Unit Value             Net           Expense       Income     Total Return Lowest
                 Units       Lowest to Highest ($)(7) Assets ($)(4)      Ratio(1)     Ratio(2)       to Highest(3)
--------------------------- ------------------------- -------------  --------------- ----------  ---------------------
SAST American Funds Growth-Income Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            873,160     13.43  to       14.23        11,921,248   1.15% to 2.15%     1.20%     30.27%    to  31.58%
2012          1,046,934     10.31  to       10.82        10,875,490   1.15% to 2.15%     1.24%     14.66%    to  15.81%
2011          1,012,820      9.00  to        9.34         9,111,381   1.15% to 1.90%     1.00%     -3.98%    to  -3.26%
2010            919,889      9.38  to        9.66         8,579,915   1.15% to 1.90%     1.07%      8.98%    to   9.80%
2009            892,987      8.60  to        8.70         7,615,960   1.30% to 1.90%     2.21%     27.24%(8) to  28.34%

SAST American Funds Asset Allocation Portfolio Class 3 (6)
-------------------------------------------------------------------
2013            418,254     13.67  to       14.41         5,853,937   1.15% to 1.90%     1.36%     21.04%    to  21.95%
2012            420,330     11.29  to       11.81         4,840,598   1.15% to 1.90%     1.41%     13.60%    to  14.45%
2011            369,629      9.94  to       10.19         3,740,439   1.30% to 1.90%     1.20%     -0.92%    to  -0.32%
2010            250,490     10.03  to       10.22         2,549,027   1.30% to 1.90%     1.31%      9.89%    to  10.56%
2009            201,680      9.18  to        9.25         1,861,924   1.30% to 1.77%     2.25%     20.49%(8) to  21.23%

SAST Cash Management Portfolio Class 1
-------------------------------------------------------------------
2013            237,454                     12.61         2,994,723            1.52%     0.00%                   -1.76%
2012            242,600                     12.84         3,114,406            1.52%     0.00%                   -1.75%
2011            264,303                     13.07         3,453,450            1.52%     0.00%                   -1.78%
2010            335,271                     13.30         4,460,124            1.52%     0.00%                   -1.74%
2009            457,045                     13.54         6,187,757            1.52%     2.10%                   -1.46%

SAST Cash Management Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            699,734      9.09  to       11.16         7,745,851   0.85% to 1.90%     0.00%     -2.38%    to  -1.35%
2012            564,869      9.31  to       11.31         6,788,022   0.85% to 1.90%     0.00%     -2.37%    to  -1.33%
2011            649,844      9.54  to       11.46         7,988,729   0.85% to 1.90%     0.00%     -2.40%    to  -1.37%
2010            642,929      9.77  to       11.62         8,292,521   0.85% to 1.90%     0.00%     -2.36%    to  -1.33%
2009            982,999     10.01  to       11.78        12,943,778   0.85% to 1.90%     2.32%     -2.08%    to  -1.04%

SAST Corporate Bond Portfolio Class 1
-------------------------------------------------------------------
2013            121,313                     27.43         3,327,621            1.52%     4.10%                   -0.13%
2012            140,358                     27.47         3,854,751            1.52%     5.11%                    9.73%
2011            163,105                     25.03         4,082,209            1.52%     6.11%                    4.81%
2010            197,070                     23.88         4,706,128            1.52%     6.08%                    9.30%
2009            245,067                     21.85         5,354,550            1.52%     5.91%                   29.00%

SAST Corporate Bond Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013          1,845,460     14.89  to       23.19        36,778,899   0.85% to 2.15%     4.26%     -1.00%    to   0.29%
2012          1,570,514     15.04  to       23.13        32,849,883   0.85% to 2.15%     5.25%      8.77%    to  10.20%
2011          1,303,058     13.85  to       20.99        26,865,014   0.85% to 1.90%     6.18%      4.15%    to   5.25%
2010          1,091,023     13.30  to       19.94        23,678,761   0.85% to 1.90%     6.16%      8.61%    to   9.76%
2009          1,033,682     12.24  to       18.17        21,246,873   0.85% to 1.90%     6.17%     28.19%    to  29.54%

SAST Global Bond Portfolio Class 1
-------------------------------------------------------------------
2013             64,889                     23.07         1,496,758            1.52%     1.06%                   -5.00%
2012             74,817                     24.28         1,816,519            1.52%     8.52%                    2.32%
2011             84,541                     23.73         2,005,755            1.52%     2.19%                    4.16%
2010            108,917                     22.78         2,481,099            1.52%     4.06%                    4.68%
2009            125,515                     21.77         2,731,498            1.52%     3.29%                    5.88%

                                       54

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, 2010, and 2009, follows:

                                At December 31                               For the year ended December 31
             -----------------------------------------------------  -----------------------------------------------
                                                                                     Investment
                                   Unit Value              Net         Expense         Income    Total Return Lowest
                 Units       Lowest to Highest ($)(7) Assets ($)(4)    Ratio(1)       Ratio(2)      to Highest(3)
--------------------------- ------------------------- -------------  --------------  ----------  -------------------
SAST Global Bond Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            861,316     12.33  to       17.66        13,392,604  0.85% to 2.15%     1.00%     -5.83%  to  -4.60%
2012            597,898     13.10  to       18.51        10,537,227  0.85% to 2.15%     8.90%      1.42%  to   2.75%
2011            418,048     12.92  to       18.02         8,000,645  0.85% to 1.90%     2.16%      3.50%  to   4.59%
2010            321,561     12.48  to       17.23         6,615,229  0.85% to 1.90%     4.06%      4.02%  to   5.12%
2009            276,313     12.00  to       16.39         5,634,101  0.85% to 1.90%     3.37%      5.21%  to   6.32%

SAST High-Yield Bond Portfolio Class 1
-------------------------------------------------------------------
2013            142,257                     27.92         3,971,793           1.52%     5.18%                  6.28%
2012            146,041                     26.27         3,836,145           1.52%     5.51%                 15.22%
2011            192,840                     22.80         4,396,400           1.52%     7.00%                  2.71%
2010            222,731                     22.20         4,944,132           1.52%     9.42%                 12.88%
2009            268,143                     19.67         5,273,300           1.52%     8.60%                 39.88%

SAST High-Yield Bond Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            407,699     13.13  to       20.50         7,057,011  0.85% to 2.15%     5.44%      5.35%  to   6.73%
2012            347,139     12.46  to       19.20         5,980,747  0.85% to 2.15%     6.60%     14.21%  to  15.71%
2011            213,866     10.92  to       16.60         3,816,895  0.85% to 1.90%     8.23%      2.06%  to   3.14%
2010            208,345     10.70  to       16.09         4,124,754  0.85% to 1.90%     9.66%     12.16%  to  13.35%
2009            184,146      9.54  to       14.20         3,358,939  0.85% to 1.90%     8.93%     39.01%  to  40.47%

AST Asset Allocation Portfolio Class 1
-------------------------------------------------------------------
2013            107,513                     35.22         3,786,152           1.52%     2.84%                 16.11%
2012            121,254                     30.33         3,677,602           1.52%     2.98%                 10.25%
2011            143,089                     27.51         3,936,229           1.52%     2.69%                 -0.60%
2010            167,038                     27.67         4,621,742           1.52%     2.66%                 12.14%
2009            195,126                     24.68         4,814,637           1.52%     3.72%                 20.46%

AST Asset Allocation Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            156,634     14.08  to       19.75         3,833,733  0.85% to 1.90%     2.55%     15.38%  to  16.60%
2012            162,988     12.20  to       16.94         3,608,243  0.85% to 1.90%     2.90%      9.56%  to  10.72%
2011            121,539     11.14  to       15.30         2,915,098  0.85% to 1.90%     2.53%     -1.22%  to  -0.18%
2010            112,788     15.32  to       26.73         2,954,106  0.85% to 1.77%     2.58%     11.58%  to  12.61%
2009            107,044     13.61  to       23.95         2,499,747  0.85% to 1.77%     3.52%     19.85%  to  20.96%

SAST Growth-Income Portfolio Class 1
-------------------------------------------------------------------
2013            186,943                     41.91         7,834,592           1.52%     1.49%                 29.77%
2012            211,929                     32.29         6,844,115           1.52%     1.80%                 12.03%
2011            232,575                     28.83         6,704,614           1.52%     0.90%                  6.71%
2010            279,243                     27.02         7,545,147           1.52%     0.94%                  9.82%
2009            324,465                     24.60         7,982,777           1.52%     1.40%                 26.24%

SAST Growth-Income Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            467,491     13.45  to       14.11         7,364,944  0.85% to 2.15%     1.44%     28.64%  to  30.31%
2012            436,652     10.46  to       10.83         5,108,247  0.85% to 2.15%     1.77%     11.04%  to  12.50%
2011            166,641      9.43  to        9.62         1,904,504  0.85% to 1.90%     0.92%      6.03%  to   7.15%
2010             27,663      8.90  to        8.98           662,769  0.85% to 1.90%     0.73%      9.14%  to  10.28%
2009             29,881      8.14  to        8.15           652,024  0.85% to 1.90%     1.09%     25.46%  to  26.78%

                                       55

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, 2010, and 2009, follows:

                                At December 31                               For the year ended December 31
             ------------------------------------------------------  ------------------------------------------------
                                                                                      Investment
                                   Unit Value            Net             Expense        Income    Total Return Lowest
                 Units       Lowest to Highest ($)(7) Assets ($)(4)      Ratio(1)      Ratio(2)      to Highest(3)
--------------------------- ------------------------- -------------  ---------------  ----------  -------------------
SAST Global Equities Portfolio Class 1
-------------------------------------------------------------------
2013             66,538                     26.78         1,781,935           1.52%     0.53%                 24.30%
2012             79,807                     21.55         1,719,915           1.52%     0.75%                 15.12%
2011             89,736                     18.72         1,679,795           1.52%     0.89%                -11.74%
2010            113,022                     21.20         2,396,953           1.52%     1.78%                 12.62%
2009            126,957                     18.83         2,390,781           1.52%     2.80%                 27.45%

SAST Global Equities Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            112,789     11.81  to       12.55         2,196,618  0.85% to 1.90%     0.33%     23.52%  to  24.44%
2012            116,030      9.56  to        9.98         1,876,756  0.85% to 1.90%     0.53%     14.40%  to  15.61%
2011            112,822      8.36  to        8.75         1,679,816  0.85% to 1.90%     0.79%    -12.29%  to -11.37%
2010            114,635      9.53  to        9.74         2,228,858  0.85% to 1.90%     1.48%     11.91%  to  13.09%
2009            100,765      8.52  to        8.65         1,772,927  1.30% to 1.90%     2.67%     26.65%  to  31.95%(8)

SAST Alliance Growth Portfolio Class 1
-------------------------------------------------------------------
2013            197,819                     49.28         9,748,966           1.52%     0.27%                 35.37%
2012            237,407                     36.40         8,643,187           1.52%     0.49%                 14.84%
2011            270,337                     31.70         8,570,431           1.52%     0.47%                 -3.77%
2010            321,763                     32.94        10,600,856           1.52%     0.83%                  8.58%
2009            384,009                     30.34        11,652,077           1.52%     0.60%                 38.91%

SAST Alliance Growth Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            216,650     12.53  to       15.16         7,940,092  0.85% to 1.90%     0.02%     34.53%  to  35.94%
2012            235,109      9.21  to       11.27         6,947,312  0.85% to 1.90%     0.22%     14.11%  to  15.32%
2011            231,379      7.99  to        9.88         6,506,568  0.85% to 1.90%     0.22%     -4.38%  to  -3.37%
2010            252,380      8.27  to       10.33         7,706,835  0.85% to 1.90%     0.63%      7.88%  to   9.03%
2009            285,087      7.58  to        9.57         8,095,527  0.85% to 1.90%     0.35%     38.05%  to  39.49%

SAST MFS Massachusetts Investors Trust Portfolio Class 1
-------------------------------------------------------------------
2013             80,974                     34.26         2,773,802           1.52%     0.65%                 29.83%
2012             99,246                     26.38         2,618,449           1.52%     0.73%                 17.35%
2011            118,888                     22.48         2,672,873           1.52%     0.65%                 -3.39%
2010            147,097                     23.27         3,423,158           1.52%     0.94%                  9.51%
2009            174,253                     21.25         3,702,865           1.52%     1.37%                 24.83%

SAST MFS Massachusetts Investors Trust Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            824,052     14.92  to       16.49        16,839,374  0.85% to 2.15%     0.43%     28.70%  to  30.37%
2012            881,624     11.59  to       12.65        14,332,584  0.85% to 2.15%     0.58%     16.32%  to  17.85%
2011            694,130      9.98  to       10.73        10,516,350  0.85% to 1.90%     0.52%     -4.00%  to  -2.98%
2010            412,047     10.39  to       11.06         7,674,548  0.85% to 1.90%     0.84%      8.82%  to   9.97%
2009            287,485      9.55  to       10.06         5,372,230  0.85% to 1.90%     1.17%     24.04%  to  25.35%

SAST Fundamental Growth Portfolio Class 1
-------------------------------------------------------------------
2013            100,482                     26.00         2,612,906           1.52%     0.00%                 35.00%
2012            114,250                     19.26         2,200,631           1.52%     0.00%                 14.40%
2011            137,347                     16.84         2,312,425           1.52%     0.00%                 -6.91%
2010            159,810                     18.09         2,890,226           1.52%     0.00%                 15.24%
2009            200,267                     15.69         3,142,876           1.52%     0.00%                 33.93%

                                       56

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, 2010, and 2009, follows:

                                At December 31                               For the year ended December 31
             ------------------------------------------------------  -----------------------------------------------
                                                                                     Investment
                                   Unit Value            Net            Expense        Income    Total Return Lowest
                 Units       Lowest to Highest ($)(7) Assets ($)(4)     Ratio(1)      Ratio(2)      to Highest(3)
--------------------------- ------------------------- -------------  --------------  ----------  -------------------
SAST Fundamental Growth Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            194,003     10.43  to       14.49         4,379,096   0.85% to 1.90%     0.00%     34.16%  to  35.57%
2012            240,598      7.69  to       10.80         4,036,146   0.85% to 1.90%     0.00%     13.69%  to  14.89%
2011            267,258      6.70  to        9.50         4,021,788   0.85% to 1.90%     0.00%     -7.49%  to  -6.51%
2010            275,046      7.16  to       10.27         4,526,957   0.85% to 1.90%     0.00%     14.52%  to  15.73%
2009            300,518      6.19  to        8.97         4,300,384   0.85% to 1.90%     0.00%     33.09%  to  34.49%

SAST Dynamic Allocation Portfolio Class 3 (6)
-------------------------------------------------------------------
2013         32,237,642     11.99  to       12.26       391,106,970   0.95% to 2.15%     0.00%     14.65%  to  16.03%
2012         10,304,431     10.46  to       10.57       108,362,212   0.95% to 2.15%     2.03%      1.14%  to   4.56%(14)
2011                  -                         -                 -                -         -                      -
2010                  -                         -                 -                -         -                      -
2009                  -                         -                 -                -         -                      -

SAST International Diversified Equities Portfolio Class 1
-------------------------------------------------------------------
2013            170,889                     15.48         2,645,864            1.52%     2.64%                 18.81%
2012            183,851                     13.03         2,396,612            1.52%     0.99%                 15.58%
2011            219,294                     11.28         2,473,243            1.52%     2.14%                -15.89%
2010            239,473                     13.41         3,211,131            1.52%     4.16%                  6.86%
2009            274,122                     12.55         3,439,741            1.52%     1.36%                 27.20%

SAST International Diversified Equities Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            699,669     10.74  to       11.08        10,129,445   0.85% to 2.15%     2.43%     17.77%  to  19.30%
2012            763,416      9.00  to        9.41         9,434,696   0.85% to 2.15%     0.72%     14.56%  to  16.06%
2011            858,664      7.75  to        8.23         9,280,828   0.85% to 1.90%     1.92%    -16.42%  to -15.54%
2010            889,559      9.18  to        9.84        11,510,610   0.85% to 1.90%     3.91%      6.19%  to   7.31%
2009            961,374      8.56  to        9.27        11,683,893   0.85% to 1.90%     1.09%     26.40%  to  27.73%

SAST Davis Venture Value Portfolio Class 1
-------------------------------------------------------------------
2013            330,772                     49.55        16,391,244            1.52%     1.20%                 31.67%
2012            368,033                     37.64        13,851,640            1.52%     0.77%                 11.01%
2011            451,534                     33.90        15,306,444            1.52%     1.26%                 -5.67%
2010            535,366                     35.94        19,240,382            1.52%     0.75%                 10.49%
2009            616,932                     32.53        20,066,885            1.52%     1.59%                 31.49%

SAST Davis Venture Value Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            963,345     13.17  to       20.41        26,792,910   0.85% to 2.15%     0.94%     30.52%  to  32.22%
2012          1,112,535     10.09  to       15.43        24,822,134   0.85% to 2.15%     0.55%     10.04%  to  11.48%
2011            964,666      9.17  to       13.84        22,261,094   0.85% to 1.90%     1.11%     -6.27%  to  -5.28%
2010            771,070      9.78  to       14.62        22,892,016   0.85% to 1.90%     0.56%      9.80%  to  10.96%
2009            739,671      8.91  to       13.17        21,381,236   0.85% to 1.90%     1.31%     30.67%  to  32.05%

SAST MFS Total Return Portfolio Class 1
-------------------------------------------------------------------
2013            146,222                     36.15         5,285,644            1.52%     2.34%                 17.21%
2012            165,918                     30.84         5,116,849            1.52%     2.65%                  9.63%
2011            202,515                     28.13         5,696,629            1.52%     2.54%                  0.39%
2010            269,183                     28.02         7,542,641            1.52%     2.86%                  8.38%
2009            325,970                     25.85         8,429,102            1.52%     3.75%                 16.69%

                                       57

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, 2010, and 2009, follows:

                                At December 31                               For the year ended December 31
             ------------------------------------------------------  -----------------------------------------------
                                                                                     Investment
                                   Unit Value             Net           Expense        Income    Total Return Lowest
                 Units       Lowest to Highest ($)(7) Assets ($)(4)     Ratio(1)      Ratio(2)      to Highest(3)
--------------------------- ------------------------- -------------  --------------  ----------  -------------------
SAST MFS Total Return Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            493,015     13.14  to       21.15        11,418,682  0.85% to 1.90%     2.08%     16.48%  to  17.70%
2012            533,965     11.28  to       17.97        10,937,140  0.85% to 1.90%     2.62%      8.95%  to  10.10%
2011            400,467     10.35  to       16.32         9,016,524  0.85% to 1.90%     2.42%     -0.24%  to   0.81%
2010            387,980     10.38  to       16.19         9,254,773  0.85% to 1.90%     2.74%      7.70%  to   8.84%
2009            387,504      9.63  to       14.88         8,812,134  0.85% to 1.90%     3.61%     15.96%  to  17.18%

SAST Total Return Bond Portfolio Class 1
-------------------------------------------------------------------
2013             64,939                     27.86         1,809,288           1.52%     1.35%                 -5.04%
2012             75,751                     29.34         2,222,554           1.52%     3.08%                  5.65%
2011             79,186                     27.77         2,198,647           1.52%     1.48%                  4.76%
2010            100,163                     26.51         2,654,724           1.52%     2.75%                  4.74%
2009            100,191                     25.31         2,535,349           1.52%     2.06%                  9.91%

SAST Total Return Bond Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013          2,920,100     12.93  to       19.77        47,779,205  0.85% to 2.15%     1.28%     -5.87%  to  -4.64%
2012          2,260,620     13.74  to       20.73        41,335,713  0.85% to 2.15%     3.15%      4.73%  to   6.10%
2011          1,518,815     13.14  to       19.54        29,182,046  0.85% to 1.90%     1.33%      4.11%  to   5.20%
2010            867,507     12.62  to       18.57        18,716,248  0.85% to 1.90%     2.77%      4.08%  to   5.18%
2009            528,169     12.12  to       17.66        11,673,085  0.85% to 1.90%     2.03%      9.22%  to  10.37%

SAST Telecom Utility Portfolio Class 1
-------------------------------------------------------------------
2013             43,926                     22.42           984,791           1.52%     2.39%                 18.17%
2012             51,470                     18.97           976,464           1.52%     3.49%                 11.76%
2011             55,016                     16.98           933,891           1.52%     2.30%                  4.66%
2010             63,117                     16.22         1,023,673           1.52%     2.74%                 11.87%
2009             79,279                     14.50         1,149,385           1.52%     5.55%                 30.07%

SAST Telecom Utility Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013             74,373     15.79  to       16.29         1,383,110  0.85% to 1.90%     2.24%     17.43%  to  18.66%
2012             61,891     13.45  to       13.73           995,144  0.85% to 1.90%     3.76%     11.06%  to  12.24%
2011             42,670     12.11  to       12.23           667,010  0.85% to 1.90%     2.22%      4.01%  to   5.10%
2010             38,776     11.64  to       11.91           598,110  1.30% to 1.90%     2.63%     11.17%  to  11.84%
2009             40,649     10.47  to       10.65           572,716  1.30% to 1.90%     5.14%     29.26%  to  33.81%(8)

SAST Equity Opportunities Portfolio Class 1
-------------------------------------------------------------------
2013             85,275                     27.37         2,333,665           1.52%     0.55%                 29.25%
2012             98,537                     21.17         2,086,383           1.52%     0.94%                 15.09%
2011            114,953                     18.40         2,114,930           1.52%     0.55%                 -1.61%
2010            142,356                     18.70         2,662,042           1.52%     0.71%                 15.32%
2009            198,476                     16.22         3,219,225           1.52%     1.31%                 30.10%

SAST Equity Opportunities Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            104,710     13.65  to       18.10         2,165,843  0.85% to 2.15%     0.39%     28.12%  to  29.79%
2012             80,172     10.65  to       13.94         1,408,017  0.85% to 2.15%     0.75%     13.93%  to  15.57%
2011             64,246      9.37  to       12.06         1,103,418  0.85% to 1.90%     0.30%     -2.23%  to  -1.20%
2010             75,916      9.59  to       12.21         1,345,023  0.85% to 1.90%     0.47%     14.59%  to  15.81%
2009             89,751      8.37  to       10.54         1,382,672  0.85% to 1.90%     0.96%     29.28%  to  30.65%

                                       58

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, 2010, and 2009, follows:

                                At December 31                                For the year ended December 31
             ------------------------------------------------------  --------------------------------------------------
                                                                                     Investment
                                   Unit Value             Net           Expense        Income      Total Return Lowest
                 Units       Lowest to Highest ($)(7) Assets ($)(4)     Ratio(1)      Ratio(2)        to Highest(3)
--------------------------- ------------------------- -------------  --------------  ----------  ----------------------
SAST Aggressive Growth Portfolio Class 1
-------------------------------------------------------------------
2013             99,861                     20.67         2,064,625           1.52%     0.00%                    40.79%
2012            111,324                     14.69         1,634,795           1.52%     0.00%                    14.46%
2011            137,650                     12.83         1,766,472           1.52%     0.00%                    -3.46%
2010            149,133                     13.29         1,982,324           1.52%     0.00%                    19.34%
2009            179,178                     11.14         1,995,706           1.52%     0.14%                    38.36%

SAST Aggressive Growth Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            261,616     12.73  to       13.12         4,460,478  0.85% to 1.90%     0.00%     39.91%     to  41.38%
2012            174,080      9.10  to        9.28         2,146,977  0.85% to 1.90%     0.00%     13.74%     to  14.95%
2011            155,748      8.00  to        8.07         1,747,315  0.85% to 1.90%     0.00%     -4.06%     to  -3.05%
2010            106,400      8.33  to       12.70         1,360,440  0.85% to 1.77%     0.00%     18.74%     to  19.84%
2009             95,750      6.95  to       10.69         1,033,878  0.85% to 1.77%     0.00%     37.68%     to  38.95%

SAST International Growth and Income Portfolio Class 1
-------------------------------------------------------------------
2013            133,039                     17.21         2,290,089           1.52%     2.00%                    20.20%
2012            149,962                     14.32         2,147,239           1.52%     2.26%                    19.46%
2011            177,099                     11.99         2,122,850           1.52%     2.94%                   -15.09%
2010            213,130                     14.12         3,008,942           1.52%     4.11%                     5.48%
2009            260,669                     13.39         3,488,884           1.52%     0.00%                    25.83%


SAST International Growth and Income Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            711,303      9.68  to       14.21        10,987,411  0.85% to 1.90%     1.72%     19.45%     to  20.70%
2012            860,858      8.11  to       11.77        11,156,703  0.85% to 1.90%     2.08%     18.71%     to  19.96%
2011            989,809      6.83  to        9.81        10,880,186  0.85% to 1.90%     2.90%    -15.63%     to -14.74%
2010            963,613      8.09  to       11.51        12,654,748  0.85% to 1.90%     3.94%      4.82%     to   5.93%
2009          1,004,459      7.72  to       10.86        12,567,396  0.85% to 1.90%     0.00%     25.04%     to  26.36%

SAST Emerging Markets Portfolio Class 1
-------------------------------------------------------------------
2013             97,610                     18.83         1,838,226           1.52%     0.54%                    -4.84%
2012            110,262                     19.79         2,182,164           1.52%     0.52%                    16.96%
2011            135,746                     16.92         2,296,390           1.52%     0.54%                   -27.20%
2010            175,647                     23.24         4,081,928           1.52%     1.42%                    16.73%
2009            202,309                     19.91         4,027,781           1.52%     0.00%                    73.99%

SAST Emerging Markets Portfolio Class 3 (6)
-------------------------------------------------------------------
2013            539,428     11.02  to       24.18         8,484,956  0.85% to 2.15%     0.32%     -5.67%     to  -4.44%
2012            509,140     11.68  to       25.30         8,682,864  0.85% to 2.15%     0.32%     15.93%     to  17.45%
2011            509,657     10.09  to       21.54         7,696,678  0.85% to 1.90%     0.41%    -27.66%     to -26.90%
2010            422,559     13.94  to       29.47         9,266,456  0.85% to 1.90%     1.26%     16.00%     to  17.22%
2009            428,555     12.02  to       25.14         8,178,986  0.85% to 1.90%     0.00%     72.90%     to  74.72%

SAST SunAmerica Dynamic Strategy Portfolio Class 3
-------------------------------------------------------------------
2013         14,396,161     11.95  to       12.13       173,521,294  1.15% to 2.15%     0.00%     15.06%     to 16.21%
2012          1,310,097     10.38  to       10.43        13,636,634  1.15% to 2.15%     1.64%      3.84%(15) to  4.35%(15)

                                       59

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, 2010, and 2009, follows:

                                At December 31                               For the year ended December 31
             ------------------------------------------------------ ------------------------------------------------
                                                                                    Investment
                                   Unit Value            Net           Expense        Income    Total Return Lowest
                 Units       Lowest to Highest ($)(7) Assets ($)(4)     Ratio(1)      Ratio(2)      to Highest(3)
--------------------------- ------------------------- ------------- --------------  ----------  --------------------
SAST Real Estate Portfolio Class 1
-------------------------------------------------------------------
2013             52,438                     26.36         1,382,099            1.52%     1.11%                   -3.56%
2012             64,185                     27.33         1,754,291            1.52%     1.08%                   15.46%
2011             71,959                     23.67         1,703,348            1.52%     0.93%                    6.52%
2010             91,472                     22.22         2,032,726            1.52%     1.81%                   18.09%
2009            104,904                     18.82         1,974,109            1.52%     2.21%                   27.83%

SAST Real Estate Portfolio Class 3 (6)
-------------------------------------------------------------------
2013            924,631      8.84  to       32.88        14,216,942   0.85% to 2.15%     0.96%     -4.41%    to  -3.16%
2012            826,943      9.25  to       33.95        13,912,288   0.85% to 2.15%     0.89%     14.45%    to  15.95%
2011            723,263      8.09  to       29.28        11,755,340   0.85% to 1.90%     0.82%      5.85%    to   6.97%
2010            552,844      7.64  to       27.38        10,172,626   0.85% to 1.90%     1.69%     17.35%    to  18.59%
2009            489,433      6.51  to       23.08         8,413,904   0.85% to 1.90%     1.87%     27.03%    to  28.37%

SAST Dogs of Wall Street Portfolio Class 1
-------------------------------------------------------------------
2013             62,689                     20.79         1,303,073            1.52%     1.41%                   34.56%
2012             72,984                     15.45         1,127,353            1.52%     2.07%                   12.10%
2011             80,349                     13.78         1,107,124            1.52%     2.20%                   10.98%
2010            101,592                     12.42         1,261,303            1.52%     2.83%                   14.98%
2009            107,196                     10.80         1,157,504            1.52%     4.78%                   18.34%

SAST Dogs of Wall Street Portfolio Class 3 (6)
-------------------------------------------------------------------
2013            194,212     16.74  to       25.34         3,682,517   0.85% to 2.15%     1.46%     33.38%    to  35.12%
2012            170,316     12.55  to       18.75         2,406,443   0.85% to 2.15%     1.98%     11.12%    to  12.58%
2011            123,135     11.30  to       16.66         1,591,907   0.85% to 1.90%     2.19%     10.29%    to  11.45%
2010            101,208     10.25  to       14.95         1,212,786   0.85% to 1.90%     2.81%     14.26%    to  15.46%
2009             98,526      8.97  to       12.94         1,034,956   0.85% to 1.90%     4.59%     17.60%    to  18.84%

SAST Balanced Portfolio Class 1
-------------------------------------------------------------------
2013            149,714                     22.08         3,306,159            1.52%     1.56%                   17.68%
2012            156,918                     18.77         2,944,371            1.52%     1.39%                   11.42%
2011            173,860                     16.84         2,927,929            1.52%     1.70%                    0.73%
2010            219,622                     16.72         3,671,768            1.52%     1.93%                   10.15%
2009            264,181                     15.18         4,009,735            1.52%     3.39%                   22.16%

SAST Balanced Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013            693,641     13.51  to       13.67        10,145,275   0.85% to 1.90%     1.39%     16.94%    to  18.17%
2012            656,806     11.44  to       11.69         8,202,125   0.85% to 1.90%     1.52%     10.72%    to  11.89%
2011            103,301     10.22  to       10.56         1,489,774   0.85% to 1.90%     1.80%      0.10%    to   1.16%
2010             70,391     10.10  to       10.55         1,097,844   0.85% to 1.90%     1.78%      9.46%    to  10.61%
2009             67,333      9.64  to        9.80           983,825   1.30% to 1.90%     3.63%     21.39%    to  21.78%(8)

SST Allocation Balanced Portfolio Class 3 (5)
-------------------------------------------------------------------
2013          1,030,438     13.27  to       13.69        13,924,876   1.30% to 1.90%     1.92%      9.38%    to  10.04%
2012            866,507     12.13  to       12.44        10,676,636   1.30% to 1.90%     1.36%      8.62%    to   9.28%
2011            396,382     11.17  to       11.39         4,494,956   1.30% to 1.90%     1.52%     -1.43%    to  -0.84%
2010            148,850     11.33  to       11.48         1,708,086   1.30% to 1.90%     5.94%(9)   6.05%(9) to  6.72%(9)
2009                  -                         -                 -               -         -                       -

                                       60

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, 2010, and 2009, follows:

                                At December 31                              For the year ended December 31
             ------------------------------------------------------ ---------------------------------------------------
                                                                                    Investment
                                   Unit Value              Net          Expense       Income    Total Return Lowest
                 Units       Lowest to Highest ($)(7) Assets ($)(4)     Ratio(1)      Ratio(2)      to Highest(3)
--------------------------- ------------------------- ------------- --------------  ----------  -----------------------
SST Allocation Moderate Portfolio Class 3 (5)
-------------------------------------------------------------------
2013          1,017,491     13.27  to       13.79        13,860,740   1.30% to 2.15%     1.59%     11.99%    to  12.95%
2012            891,862     11.85  to       12.21        10,785,246   1.30% to 2.15%     1.23%      9.38%    to  10.32%
2011            597,518     10.85  to       11.06         6,584,735   1.30% to 1.90%     1.36%     -3.75%    to  -3.17%
2010            142,836     11.27  to       11.43         1,629,705   1.30% to 1.90%     4.82%(9)   7.00%(9) to   7.62%(9)
2009                  -                         -                 -                -         -                      -

SST Allocation Moderate Growth Portfolio Class 3 (5)
-------------------------------------------------------------------
2013            678,138     13.27  to       13.99         9,177,599   1.15% to 1.90%     1.45%     15.09%    to  15.96%
2012            583,071     11.53  to       12.07         6,833,251   1.15% to 1.90%     1.22%     10.76%    to  11.60%
2011            389,181     10.41  to       10.81         4,112,751   1.15% to 1.90%     1.53%     -5.37%    to  -4.66%
2010             88,273     10.96  to       11.34           980,010   1.15% to 1.80%     5.49%(9)   7.71%(9) to   8.38%(9)
2009                  -                         -                 -                -         -                      -

SST Allocation Growth Portfolio Class 3 (5)
-------------------------------------------------------------------
2013            159,412     13.79  to       14.26         2,247,216   1.30% to 1.90%     0.88%     21.36%    to  22.09%
2012            127,731     11.36  to       11.68         1,480,207   1.30% to 1.90%     0.90%     12.70%    to  13.38%
2011            121,539     10.08  to       10.30         1,245,468   1.30% to 1.90%     1.21%     -8.36%    to  -7.81%
2010             18,629     11.00  to       11.17           207,442   1.30% to 1.90%     2.62%(9)   8.60%(9) to   9.39%(9)
2009                  -                         -                 -                -         -                      -

SST Real Return Portfolio Class 3 (5)(6)
-------------------------------------------------------------------
2013          1,436,137     11.11  to       11.83        16,298,513   0.85% to 2.15%     0.80%     -7.25%    to  -6.04%
2012          1,072,495     11.98  to       12.60        13,039,978   0.85% to 2.15%     2.92%      1.58%    to   2.91%
2011            657,278     11.80  to       12.24         7,824,471   0.85% to 1.90%     0.00%      4.01%    to   5.10%
2010            242,390     11.35  to       11.64         2,763,425   0.85% to 1.90%     2.58%(9)   0.44%(9) to   1.35%(10)
2009                  -                         -                 -                -         -                     -

(1) These amounts represent the annualized contract expenses of the variable account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolios have been excluded. For additional information on charges and deductions, see footnote 4.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the variable account invests. The average net assets are calculated by adding ending net asset balances at the end of each month of the year and dividing it by the number of months that the portfolio had an ending asset balance during the year.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(4) These amounts represent the net asset value before the adjustments allocated to the contracts in payout period.

(5) Individual contract unit fair values are not all within the range presented due to differences in the unit fair value at a product's launch date and other market conditions.

(6) Individual contract total returns are not all within the total return range presented due to a variable account being added to a product during the year.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

(7) The unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract unit values are not within the range presented due to differences in the unit fair value at the products launch date and other market conditions.

(8) For the period from the effective date of April 30, 2009 to December 31, 2009.

(9) For the period from the effective date of January 19, 2010 to December 31, 2010.

(10) For the period from the effective date of May 3, 2010 to December 31, 2010.

(11) For the period from the effective date of May 2, 2011 to December 31, 2011.

(12) For the period from the effective date of October 15, 2012 to December 31, 2012

(13) For the period from the effective date of April 30, 2012 to December 31,
     2012

(14) For the period from the effective date of January 23, 2012 to December 31, 2012.

(15) For the period from the effective date of July 16, 2012 to December 31, 2012.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 8 - OTHER MATTERS

The Company is a subsidiary of American International Group. Information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC").

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         INDEX TO FINANCIAL STATEMENTS

                                                                                       Page
                                                                                      Numbers
                                                                                     --------
Report of Independent Registered Public Accounting Firm.............................    1

Balance Sheets - December 31, 2013 and 2012.........................................  2 to 3

Statements of Income - Years Ended December 31, 2013, 2012 and 2011.................    4

Statements of Comprehensive Income - Years Ended December 31, 2013, 2012 and 2011...    5

Statements of Shareholder's Equity - Years Ended December 31, 2013, 2012 and 2011...    6

Statements of Cash Flows - Years Ended December 31, 2013, 2012 and 2011.............  7 to 8

Notes to Financial Statements.......................................................  9 to 69

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of The United States Life Insurance Company in the City of New York:

In our opinion, the accompanying balance sheets and the related statements of income, of comprehensive income, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The United States Life Insurance Company in the City of New York (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.




/s/ PricewaterhouseCoopers LLP

Houston, TX
April 28, 2014

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                                BALANCE SHEETS

                                                                        December 31,
                                                                  -------------------------
                                                                      2013         2012
                                                                  ------------ ------------
                                                                               (as adjusted,
                                                                                see Note 2)
                                                                        (in millions)
ASSETS
Investments:
Fixed maturity securities:
  Bonds available for sale, at fair value
   (amortized cost: 2013 - $19,212; 2012 - $19,280).............. $     19,696 $     21,417
  Other bond securities, at fair value...........................          220           68
Equity securities:
  Common and preferred stock available for sale, at fair value
   (cost: 2013 - $1; 2012 - $2)..................................            2            4
Mortgage and other loans receivable
   (net of allowance: 2013 - $23; 2012 - $16)....................        1,720        1,622
Policy loans.....................................................          218          224
Other invested assets
   (portion measured at fair value: 2013 - $327; 2012 - $92).....          978          567
Short-term investments
   (portion measured at fair value: 2013 - $678; 2012 - $691)....          912          954
                                                                  ------------ ------------
Total investments................................................       23,746       24,856

Cash.............................................................           30           15
Accrued investment income........................................          202          216
Amounts due from related parties.................................           58           34
Premiums and other receivables, net of allowance.................           61           54
Reinsurance receivables..........................................          269          290
Derivative assets, at fair value.................................           10            4
Deferred policy acquisition costs................................          378          227
Deferred sales inducements.......................................           23            5
Current income taxes receivable..................................            -           28
Deferred income taxes............................................          449            -
Other assets.....................................................           30           82
Separate account assets, at fair value...........................        1,709        1,135
                                                                  ------------ ------------
TOTAL ASSETS..................................................... $     26,965 $     26,946
                                                                  ============ ============

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                          BALANCE SHEETS (Continued)

                                                                        December 31,
                                                             --------------------------------
                                                                   2013             2012
                                                             ---------------   --------------
                                                                                (as adjusted,
                                                                                 see Note 2)
                                                            (in millions, except share data)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Future policy benefits for life and accident and health
  insurance contracts....................................... $        5,919    $       5,891
Policyholder contract deposits (portion measured at fair
value : 2013 - $19; 2012 - $59).............................         13,952           13,899
Policy claims and benefits payable..........................            237              255
Other policyholders funds...................................            347              362
Reserve for unearned premiums...............................             57              100
Income taxes payable to parent..............................             48                -
Deferred income taxes.......................................              -               77
Notes payable - to third parties, net.......................             10               10
Amounts due to related parties..............................             71               74
Securities lending payable..................................            727              784
Derivative liabilities, at fair value.......................             15               16
Other liabilities...........................................            160              315
Separate account liabilities................................          1,709            1,135
                                                             ---------------   --------------
TOTAL LIABILITIES                                                    23,252           22,918
                                                             ---------------   --------------

CONTINGENCIES, COMMITMENTS AND GUARANTEES (SEE NOTE 12)

SHAREHOLDER'S EQUITY:
Common stock, $2 par value, 1,980,658 shares authorized,
  issued and outstanding....................................              4                4
Additional paid-in capital..................................          3,334            3,740
Retained earnings (accumulated deficit).....................            171             (482)
Accumulated other comprehensive income......................            204              766
                                                             ---------------   --------------
TOTAL SHAREHOLDER'S EQUITY                                            3,713            4,028
                                                             ---------------   --------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                   $       26,965    $      26,946
                                                             ===============   ==============

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                             STATEMENTS OF INCOME

                                                                 Years ended December 31,
                                                             --------------------------------
                                                                2013       2012       2011
                                                             ---------- ---------- ----------
                                                                       (as adjusted,(as adjusted,
                                                                        see Note 2)   see Note 2)
                                                                       (in millions)
REVENUES:
  Premiums.................................................. $     472  $     503  $     480
  Policy fees...............................................       224        223        193
  Net investment income.....................................     1,286      1,238      1,175
  Net realized capital gains:
   Total other-than-temporary impairments on available for
     sale securities........................................       (36)       (25)      (114)
   Portion of other-than-temporary impairments on available
     for sale fixed maturity securities recognized in
     accumulated other comprehensive income.................         3        (21)        (6)
                                                             ---------- ---------- ----------
   Net other-than-temporary impairments on available for
     sale securities recognized in net income...............       (33)       (46)      (120)
   Other realized capital gains.............................       512        195        238
                                                             ---------- ---------- ----------
     Total net realized capital gains.......................       479        149        118
  Other income..............................................       135         58         69
                                                             ---------- ---------- ----------
TOTAL REVENUES..............................................     2,596      2,171      2,035
                                                             ---------- ---------- ----------

BENEFITS AND EXPENSES:
  Policyholder benefits.....................................     1,307      1,035        933
  Interest credited to policyholder account balances........       444        494        494
  Amortization of deferred policy acquisition costs.........        53         87         93
  General and administrative expenses, net of deferrals.....       145        127        144
  Commissions, net of deferrals.............................       122        130        125
                                                             ---------- ---------- ----------
TOTAL BENEFITS AND EXPENSES.................................     2,071      1,873      1,789
                                                             ---------- ---------- ----------

INCOME BEFORE INCOME TAX BENEFIT                                   525        298        246

INCOME TAX EXPENSE (BENEFIT):
  Current...................................................        60         16         68
  Deferred..................................................      (188)       (82)       (71)
                                                             ---------- ---------- ----------
TOTAL INCOME TAX BENEFIT....................................      (128)       (66)        (3)
                                                             ---------- ---------- ----------

NET INCOME.................................................. $     653  $     364  $     249
                                                             ========== ========== ==========

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                      STATEMENTS OF COMPREHENSIVE INCOME

                                                                                   Years ended December 31,
                                                                               ---------------------------------
                                                                                  2013        2012       2011
                                                                               ---------   ---------   ---------
                                                                                        (in millions)

NET INCOME.................................................................... $    653    $    364   $     249

OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:

  Change in unrealized appreciation (depreciation) of fixed maturity
   investments on which other- than-temporary credit impairments were taken...        9         (52)         37

  Change in unrealized appreciation (depreciation) of all other investments
   arising during the current period..........................................   (1,050)        675         239

  Adjustment to deferred policy acquisition costs and deferred sales
   inducements................................................................      105        (125)        (38)

   Insurance loss recognition.................................................      374         (85)       (148)
                                                                               ---------   ---------   ---------
OTHER COMPREHENSIVE INCOME (LOSS).............................................     (562)        413          90
                                                                               ---------   ---------   ---------

COMPREHENSIVE INCOME.......................................................... $     91    $    777    $    339
                                                                               =========   =========   =========

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                      STATEMENTS OF SHAREHOLDER'S EQUITY

                                                            Years ended December 31,
                                                        --------------------------------
                                                           2013       2012       2011
                                                        ---------- ---------- ----------
                                                                  (in millions)

COMMON STOCK:
  Balance at beginning and end of year................. $       4  $       4  $       4

ADDITIONAL PAID-IN CAPITAL:
  Balance at beginning of year.........................     3,740      3,961      4,076
   Capital contributions from Parent (see Note 13).....         -          -          1
   Return of capital...................................      (406)      (221)      (116)
                                                        ---------- ---------- ----------
  Balance at end of year...............................     3,334      3,740      3,961
                                                        ---------- ---------- ----------

RETAINED EARNINGS (ACCUMULATED DEFICIT):
  Balance at beginning of year.........................      (482)      (846)    (1,095)
   Net income..........................................       653        364        249
                                                        ---------- ---------- ----------
  Balance at end of year...............................       171       (482)      (846)
                                                        ---------- ---------- ----------

ACCUMULATED OTHER COMPREHENSIVE INCOME:
  Balance at beginning of year.........................       766        353        263
   Other comprehensive income (loss)...................      (562)       413         90
                                                        ---------- ---------- ----------
  Balance at end of year...............................       204        766        353
                                                        ---------- ---------- ----------
TOTAL SHAREHOLDER'S EQUITY............................. $   3,713  $   4,028  $   3,472
                                                        ========== ========== ==========

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           STATEMENTS OF CASH FLOWS

                                                                      Years ended December 31,
                                                                     --------------------------
                                                                       2013     2012     2011
                                                                     -------- -------- --------
                                                                            (as adjusted,(as adjusted,
                                                                             see Note 2)  see Note 2)
                                                                            (in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income.......................................................... $   653  $   364  $   249
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY
OPERATING ACTIVITIES:
Interest credited to policyholder account balances..................     444      494      494
Fees charged for policyholder contract deposits.....................    (191)    (196)    (188)
Amortization of deferred policy acquisition costs...................      53       87       93
Net realized capital gains..........................................    (479)    (149)    (118)
Equity in income of partnerships and other invested assets..........     (46)     (20)      (2)
Depreciation and amortization.......................................       1        3        4
Amortization (accretion) of net premium/discount on investments.....    (165)    (137)    (142)
Provision for deferred income taxes.................................    (188)     (82)     (71)
Unrealized (gains) losses in earnings - net.........................     (51)      18      (24)
Capitalized interest................................................     (17)     (15)     (15)
CHANGE IN:
  Accrued investment income.........................................      14        1      (26)
  Amounts due to/from related parties...............................     (27)     (14)      33
  Reinsurance receivables...........................................      21        3       24
  Deferral of deferred policy acquisition costs.....................     (63)     (38)     (86)
  Deferral of sales inducements.....................................      (2)      (1)       -
  Income taxes currently receivable/payable.........................      95      (62)      85
  Other assets......................................................      44      (32)      18
  Future policy benefits............................................     542      274       (3)
  Other policyholders' funds........................................     (15)     (43)     (12)
  Other liabilities.................................................     (75)     100        4
Other, net..........................................................      (1)      (2)      (2)
                                                                     -------- -------- --------
     NET CASH PROVIDED BY OPERATING ACTIVITIES......................     547      553      315
                                                                     -------- -------- --------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
  Fixed maturity securities.........................................  (6,175)  (3,828)  (7,103)
  Equity securities.................................................      (1)       -        -
  Mortgage and other loans..........................................    (385)    (312)    (265)
  Other investments, excluding short-term investments...............    (587)    (406)    (297)
Sales of:
  Fixed maturity securities.........................................   5,049    2,724    2,157
  Equity securities.................................................       -        5        9
  Mortgage and other loans..........................................     206        -        -
  Other investments, excluding short-term investments...............     156      133       79
Redemptions and maturities of:
  Fixed maturity securities.........................................   1,768    1,553    1,508
  Mortgage and other loans..........................................      11       93       94
  Other investments, excluding short-term investments...............      81      160       42
Purchases of property, equipment and software.......................       -       (1)      (1)
Change in short-term investments....................................      42     (849)   2,566
                                                                     -------- -------- --------
     NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES............     165     (728)  (1,211)
                                                                     -------- -------- --------

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                     STATEMENTS OF CASH FLOWS (Continued)


                                                                     Years ended December 31,
                                                                  ------------------------------
                                                                     2013      2012      2011
                                                                  ---------- -------- ----------
                                                                            (as adjusted,(as adjusted,
                                                                             see Note 2)  see Note 2)
                                                                         (in millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits.................................... $   1,078  $    699  $    1,934
Policyholder account withdrawals.................................    (1,176)   (1,054)       (669)
Net exchanges from separate accounts.............................      (119)      (57)        (21)
Claims and annuity payments......................................       (15)       (6)       (237)
Change in securities lending payable.............................       (57)      784           -
Net receipts from other short-term financings....................         -        10           6
Cash overdrafts..................................................        (2)        4           8
Return of capital................................................      (406)     (221)       (116)
                                                                  ---------  --------  ----------
     NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES.........      (697)      159         905
                                                                  ---------  --------  ----------

INCREASE (DECREASE) IN CASH......................................        15       (16)          9
CASH AT BEGINNING OF PERIOD......................................        15        31          22
                                                                  ---------  --------  ----------
CASH AT END OF PERIOD............................................ $      30  $     15  $       31
                                                                  =========  ========  ==========

SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes (received) paid..................................... $     (18) $     86  $       18

Non-cash activity:
Sales inducements credited to policyholder contract deposits.....        13        23          28
Other various non-cash contributions.............................         -         -           1

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


1. NATURE OF OPERATIONS

The United States Life Insurance Company in the City of New York ("US Life" or the "Company") is a direct, wholly-owned subsidiary of AGC Life Insurance Company (the "Parent"), which is in turn an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG").

The Company offers a broad portfolio of individual fixed and variable annuity and life products, group insurance and certain credit products. The Company is licensed to sell life and accident and health insurance in all 50 states and the District of Columbia. The Company is also licensed in American Samoa, U.S. Virgin Islands, and Guam.

Individual annuity products offered by the Company include fixed and equity-indexed annuities, immediate annuities, terminal funding annuities, structured settlement contracts and annuities directed at the market for tax-deferred, long-term savings products. These individual annuity products are sold primarily to affluent markets, generally through affiliated and independent general agencies and producers as well as financial institutions, affiliated and independent broker-dealers and full-service securities firms.

The individual life insurance products include universal life, term life, whole life and interest sensitive whole life. These individual life products are sold primarily to affluent markets, generally through affiliated and independent general agencies and producers as well as financial institutions.

Group insurance products include group life, accidental death & dismemberment ("AD&D"), dental, excess major medical, vision and disability coverage and are sold through independent general agents and producers as well as third party administrators. These products are marketed nationwide to employers, professional and affinity associations.

The Company's credit products are credit life and credit accident and health policies that provide payments on loans if a borrower dies or becomes disabled.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. The Company also is exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income on variable product assets held in separate accounts. These guaranteed benefits are sensitive to equity market conditions.

Effective December 31, 2011, First SunAmerica Life Insurance Company ("FSA"), a subsidiary of the former SunAmerica Life Insurance Company ("SALIC"), merged with US Life, the surviving entity. The accompanying financial statements include the financial position, results of operations and cash flow of FSA for all periods presented.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). Certain prior period items have been reclassified to conform to the current period's presentation.

Out of Period Adjustments

In  2013, the  Company recorded  out of  period adjustments  to correct   errors
related to prior periods which resulted in a $7 million increase to pretax income, a $15 million increase to net income and a $20 million increase to comprehensive income. The most significant item related to 2008 deferred intercompany losses from the sale of bonds and the tax treatment of the losses as they were partially recognized in subsequent years. A $20 million tax benefit was recorded in 2013 to correct this error by reducing the deferred tax valuation allowance and deferred tax expense. The company has evaluated the impact of the errors on prior years and their correction in 2013, taking into account both qualitative and quantitative factors. Management believes these errors and their corrections are not material to any previously issued financial statements or to the accompanying 2013 financial statements.

Revision of Prior Period Financial Statements

The financial statements as of and for the year ended December 31, 2012 and 2011 were revised to correctly classify current taxes receivable, deferred taxes payable, and current and deferred income tax expense/benefit.

After evaluating the quantitative and qualitative aspects of these corrections, the revisions were not considered to be material, individually or in aggregate to the previously issued 2012 and 2011 financial statements.

The following tables reflect the revisions and their effects on line items in the financial statements for 2012 and 2011 as follows:

As of and for the year ended December 31, 2012:

                                                  As Previously   Effect of        As Currently
                                                     Reported       Change           Reported
                                                  ------------- ------------      --------------
Balance Sheet:                                                  (in millions)
  Current Tax Receivable.......................     $      5        $    23     $         28
  Total assets.................................       26,923             23           26,946
  Deferred tax payable.........................           54             23               77
  Total liabilities............................       22,895             23           22,918
Statement of Income:
  Income tax expense (benefit):
     Current...................................           35            (19)              16
     Deferred..................................         (101)            19              (82)

Cash flows from operating activities:
  Provision for deferred income taxes..........         (101)            19              (82)
  Change in income taxes currently
    receivable/payable.........................          (43)           (19)             (62)

As of and for the year ended December 31, 2011:


                                                  As Previously   Effect of        As Currently
                                                     Reported       Change          Reported
                                                  ------------- ------------      --------------
Statement of Income:                                             (in millions)
  Income tax expense (benefit):
     Current...................................     $     72         $   (4)    $         68
     Deferred..................................          (75)             4              (71)

Cash flows from operating activities:
  Provision for deferred income taxes..........          (75)             4              (71)
  Change in income taxes currently
    receivable/payable.........................           89             (4)              85


Use of Estimates

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that management believes are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

    . income tax assets and liabilities, including recoverability of deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize deferred tax assets;
    . valuation of future policy benefit liabilities and timing and extent of loss recognition;
    . valuation of liabilities for guaranteed benefit features of variable annuity products;
    . recoverability of assets, including deferred policy acquisition costs ("DAC") and reinsurance;
    . estimated gross profits ("EGPs") to value deferred acquisition costs for investment-oriented products;
    . impairment charges, including other-than-temporary impairments on available for sale securities; and
    .  fair value measurements of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's financial condition, results of operations and cash flows could be materially affected.


INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when the Company has the ability and positive intent to hold these securities until maturity. When the Company does not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale or as trading and are carried at fair value. None of the Company's fixed maturity securities met the criteria for held to maturity classification at December 31, 2013 or 2012.

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income, net of DAC, deferred sales inducements and deferred taxes in shareholder's equity. Realized and unrealized gains and losses from fixed maturity and equity securities

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

measured at fair value at the Company's election are reflected in net investment income. Investments in fixed maturity and equity securities are recorded on a trade-date basis. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by specific identification.

Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO") and asset backed securities ("ABS"), (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows.

Purchased Credit Impaired Securities

The Company purchases certain RMBS securities that have experienced deterioration in credit quality since their issuance. The Company determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at the date of acquisition that the Company would not collect all contractually required payments for these PCI securities, including both principal and interest after considering the effects of prepayments. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on the Company's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. The accretable yield and the non-accretable difference will change over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, which are discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to the Company's policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

Other Bonds and Other Common and Preferred Stock

Securities for which the Company has elected the fair value option are carried at fair value and reported in other bonds or other common and preferred stocks in the balance sheets. Changes in fair value of these assets are reported in net investment income. Interest income and dividend income on assets measured under the fair value option are recognized and included in net investment income. See
Note 3 for additional information on assets designated under the fair value option.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Evaluating Investments for Other-than-Temporary Impairments

Fixed Maturity Securities
-------------------------

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized investment losses. When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

For fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to realized capital losses. The estimated recovery value is the present value of cash flows expected to be collected, as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized in unrealized appreciation (depreciation) of fixed maturity securities on which other-than-temporary credit impairments were taken (a component of accumulated other comprehensive income).

When estimating future cash flows for structured fixed maturity securities (e.g., RMBS, CMBS, CDO, ABS), management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and the timing of such defaults;

    .  Loss severity and the timing of any recovery; and

    .  Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

Management considers severe price declines in its assessment of potential credit impairments. The Company may also modify model inputs when management determines that price movements in certain sectors are indicative of factors not captured by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, the Company prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

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       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Equity Securities
-----------------

The Company evaluates its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. In addition to the above criteria, management also considers circumstances of a rapid and severe market valuation decline (50 percent or more discount to cost), in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

Mortgage and Other Loans Receivable

Mortgage and other loans receivable primarily include commercial mortgage loans on real estate (net of related collateral), bank loans and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale. The Company does not currently hold any loans classified as held for sale.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less credit allowances and deferred fees or expenses and plus or minus adjustments for the accretion of discount or amortization premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and accretion of discounts and prepayment fees are reported in net investment income in the statements of income.

Direct costs of originating commercial mortgages and other loans receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to net investment income over the life of the related loan as an adjustment of the loan's yield using the interest method. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration.

Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. For commercial mortgage loans, the impairment is measured based on the fair value of underlying collateral, which is determined based on the present value of expected net future cash flows of the collateral, less estimated costs to sell. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance. Interest income on impaired loans is recognized as cash is received.

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Other Invested Assets

The Company accounts for hedge funds, private equity funds, affordable housing partnerships and other investment partnerships using the equity method of accounting unless AIG's interest is so minor that AIG may have virtually no influence over partnership operating and financial policies, or AIG has elected the fair value option. Under the equity method of accounting, the carrying value generally is the Company's share of the net asset value of the funds or the partnerships, and changes in the Company's share of the net asset values are recorded in net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited annually.

Certain hedge funds, private equity funds, affordable housing partnerships and other investment partnerships for which AIG has elected the fair value option are reported at fair value with changes in fair value recognized in net investment income. Other investments in hedge funds, private equity funds, affordable housing partnerships and other investment partnerships in which AIG's insurance operations do not hold aggregate interests sufficient to exercise more than minor influence over the respective partnerships are reported at fair value with changes in fair value recognized as a component of accumulated other comprehensive income.

Investments in these other invested assets are evaluated for impairment in a manner similar to the evaluation of equity securities. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these private equity funds and hedge funds and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

The Company is a member of the Federal Home Loan Bank ("FHLB") of New York and such membership requires the members to own stock in the FHLB. The Company's FHLB stock is carried at amortized cost, which approximates fair value, and is included in other invested assets.

Short-Term Investments

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

CASH

Cash represents cash on hand and non-interest bearing demand deposits.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivatives and other financial instruments in conjunction with financial risk management programs and investment operations. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with embedded derivatives contained in insurance contract liabilities and fixed maturity securities as well as other interest rate sensitive assets and liabilities. Foreign exchange derivatives (principally forwards, swaps and options) are used to economically mitigate risk associated with foreign currency denominated transactions. Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities. In addition to economic hedging activities, we also enter into derivative instruments with respect to investment operations, which include, among other things, credit default swaps and purchasing investments with embedded derivatives, such as equity linked notes and convertible bonds.

Interest rate, foreign currency and equity swaps, swap options and futures contracts are accounted for as derivatives, recorded on a trade-date basis and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. Aggregate asset or liability positions are netted on the balance sheets only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted with counterparties in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset.

Derivatives, with the exception of bifurcated embedded derivatives, are reflected in the balance sheets in derivative assets, at fair value and derivative liabilities, at fair value. Changes in the fair value of derivatives are reported as part of net realized capital gains and losses in the statement of income. A bifurcated embedded derivative is measured at fair value and accounted for in the same manner as a free standing derivative contract. The fair value of the embedded policy derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. The corresponding host contract is accounted for according to the accounting guidance applicable for that instrument. See Policyholder Contract Deposits below and Note 8 herein for additional information on embedded policy derivatives.

The Company believes its hedging activities have been and remain economically effective, but have not been designated as hedges for hedge accounting. See Note 3 for discussion of fair value measurements and Note 5 for discussion of derivatives.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs represent those costs that are incremental and directly related to the successful acquisition of new or renewal of existing insurance contracts. The Company defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such deferred policy acquisition costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fees that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. The Company partially defers costs, including certain commissions, when it does not believe that the entire cost is directly related to the acquisition or renewal of insurance contracts.

The Company also defers a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Short-duration insurance contracts

Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned, generally 12 months. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is anticipated in assessing the recoverability of DAC. The Company assesses the recoverability of DAC on an annual basis or more frequently if circumstances indicate an impairment may have occurred. This assessment is performed by comparing recorded net unearned premiums and anticipated investment income on in-force business to the sum of expected claims, claims adjustment expenses, unamortized DAC and maintenance costs. If the sum of these costs exceeds the amount of recorded net unearned premiums and anticipated investment income, the excess is recognized as an offset against the asset established for DAC. This offset is referred to as a premium deficiency charge. Increases in expected claims and claims adjustment expenses can have a significant impact on the likelihood and amount of a premium deficiency charge.

Long-duration insurance contracts

Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. The assumptions used to calculate the benefit liabilities and DAC for these traditional products are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These "locked-in" assumptions include mortality, morbidity, persistency, maintenance expenses and investment returns, and include margins for adverse deviation to reflect uncertainty given that actual experience might deviate from these assumptions. Loss recognition exists when there is a shortfall between the carrying amounts of future policy benefit liabilities net of DAC and the amount the future policy benefit liabilities net of DAC would be when applying updated current assumptions. When loss recognition exists, the Company first reduces any DAC related to that block of business through amortization of acquisition expense, and after DAC is depleted, records additional liabilities through a charge to policyholder benefits and claims incurred. Groupings for loss recognition testing are consistent with the manner of acquiring and servicing the business and applied by product groupings. The Company performs separate loss recognition tests for traditional life products, payout annuities and long-term care products. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Investment-oriented contracts

Policy acquisition costs and policy issuance costs related to universal life and investment-type products (collectively, investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts. EGPs include net investment income and spreads, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses. In each reporting period, current period amortization expense is adjusted to reflect actual gross profits. If EGPs change significantly, DAC is recalculated using the new assumptions, and any resulting adjustment is included in income. If the new assumptions indicate that future EGPs are higher than previously estimated, DAC will be increased resulting in a decrease in amortization expense and increase in income in the current period; if future estimated gross profits are lower than previously estimated, DAC will be decreased resulting in an increase in amortization expense and decrease in income in the current period. Updating such assumptions may result in acceleration of amortization in some products and deceleration of amortization in other products. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

To estimate future estimated gross profits for variable annuity products, a long-term annual asset growth assumption is applied to determine the future growth in assets and related asset-based fees. In determining the asset growth rate, the effect of short-term fluctuations in the equity markets is partially mitigated through the use of a "reversion to the mean" methodology whereby short-term asset growth above or below long-term annual rate assumptions impact the

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

growth assumption applied to the five-year period subsequent to the current balance sheet date. The reversion to the mean methodology allows the Company to maintain its long-term growth assumptions, while also giving consideration to
the  effect  of  actual  investment  performance.   When   actual   performance
significantly deviates from the annual long-term growth assumption, as evidenced by growth assumptions in the five-year reversion to the mean period falling below a certain rate (floor) or above a certain rate (cap) for a sustained period, judgment may be applied to revise or "unlock" the growth rate assumptions to be used for both the five-year reversion to the mean period as well as the long-term annual growth assumption applied to subsequent periods.

Shadow DAC and Shadow Loss Recognition

DAC held for investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on estimated gross profits, with related changes recognized through other comprehensive income (shadow DAC). The adjustment is made at each balance sheet date, as if the securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. Similarly, for long-duration traditional insurance contracts, if the assets supporting the liabilities maintain a temporary net unrealized gain position at the balance sheet date, loss recognition testing assumptions are updated to exclude such gains from future cash flows by reflecting the impact of reinvestment rates on future yields. If a future loss is anticipated under this basis, any additional shortfall indicated by loss recognition tests is recognized as a reduction in accumulated other comprehensive income (shadow loss recognition). Similar to other loss recognition on long-duration insurance contracts, such shortfall is first reflected as a reduction in DAC and secondly as an increase in liabilities for future policy benefits. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation of investments that is credited or charged directly to other comprehensive income.

Internal Replacements of Long-duration and Investment-Oriented Products

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If the modification does not substantially change the contract, the Company does not change the accounting and amortization of existing DAC and related reserves. If an internal replacement represents a substantial change, the original contract is considered to be extinguished and any related DAC or other policy balances are charged or credited to income, and any new deferrable costs associated with the replacement contract are deferred.

DEFERRED SALES INDUCEMENTS

The Company offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders ("bonus interest") on certain annuity and investment contract products. Sales inducements provided to the contract holder are recognized as part of the liability for policyholder contract deposits on the balance sheets. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the sales inducement must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contracts expected ongoing crediting rates for periods after the bonus period. The amortization expense associated with these assets is reported within interest credited to policyholder account balances in the statements of income.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Variable contracts are reported within the separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and the separate account meets additional accounting criteria to qualify for separate account treatment. The assets of each account are legally segregated and are not subject to claims that arise from any of the Company's other businesses. The assets supporting the variable portion of variable annuities and variable universal life contracts that qualify for separate account treatment are carried at fair value and reported as separate account assets, with an equivalent summary total reported as separate account liabilities in the consolidated balance sheets. Amounts assessed against the contract

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

holders for mortality, administrative and other services are included in policy fees in the statements of income. Net investment income, net realized capital gains (losses), changes in fair value of assets, and policyholder contract deposits and withdrawals related to separate accounts are excluded from the statements of income, comprehensive income and cash flows.

INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, endowment, universal life, variable universal life, fixed annuity, guaranteed renewable term life, limited payment and investment contracts. Long duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, many contracts issued by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, dental, vision, AD&D, excess major medical, credit and disability policies. These contracts provide insurance protection for a fixed period of short duration which enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided.

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 8 herein. Future policy benefits primarily include reserves for traditional life and annuity payout contracts, which represent an estimate of the present value of future benefits less the present value of future net premiums. Included in future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature.

Periodically, the Company evaluates estimates used in establishing liabilities for future policy benefits for life and accident and health insurance contracts, which include liabilities for certain payout annuities. The Company also evaluates estimates used in amortizing DAC, VOBA and sales inducement assets for these products. The Company evaluates these estimates against actual experience and adjusts them based on management judgment regarding mortality, morbidity, persistency, maintenance expenses, and investment returns.

For long duration traditional business, a "lock-in" principle applies. The assumptions used to calculate the benefit liabilities and DAC are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These assumptions include margins for adverse deviation in the event that actual experience might deviate from these assumptions.

As the Company experiences changes over time, it updates the assumptions to reflect these observed changes. Because of the long term nature of many of its liabilities subject to the "lock-in" principle, small changes in certain assumptions may cause large changes in the degree of reserve adequacy. In particular, changes in estimates of future invested asset returns have a large effect on the degree of reserve deficiency. If observed changes in actual experience or estimates result in projected future losses under loss recognition testing, the Company adjusts DAC through amortization expense, and may record additional liabilities through a charge to policyholder benefit expense. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Future policy benefits also include certain guaranteed benefits of variable annuity products that are not embedded derivatives, primarily guaranteed minimum death benefits ("GMDB") and to a lesser extent, guaranteed minimum income benefits ("GMIB"). The liabilities for GMDB and GMIB represent the expected value of the guaranteed

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

benefits in excess of the projected account value, with the excess recognized ratably over the accumulation period based on total expected assessments, through policyholder benefits. Management regularly evaluates estimates used and adjusts the GMDB and GMIB liabilities included within future policy benefits, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised. See Note 8 for additional information on GMDB and GMIB.

For group and credit contracts the policy reserve is equal to the unearned premium reserves. The unearned premium reserve for group business is based on gross premium and is calculated on a pro rata basis.

Waiver of premium reserves for life insurance are based primarily on the 1970 Krieger table, modified for Company experience. The interest rate assumption varies by year of incurral.

POLICYHOLDER CONTRACT DEPOSITS

The liability for policyholder contract deposits is recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on investment-oriented products are not reflected as revenues, as they are recorded directly to policyholder contract deposits upon receipt. Policyholder contract deposits also include the Company's liability for (i) certain guaranteed benefits and equity-indexed features accounted for as embedded derivatives at fair value, (ii) annuities issued in a structured settlement arrangement with no life contingency and (iii) certain contracts the Company has elected to account for at fair value.

Guaranteed benefit and equity-indexed features accounted for as embedded policy derivatives are bifurcated from the host contracts and accounted for separately at fair value, with changes in fair value recognized in net realized investment gains (losses) in the statements of income. These include guaranteed minimum withdrawal benefits ("GMWB"), guaranteed minimum account value ("GMAV") as well as equity-indexed annuities and equity-indexed universal life contracts, which offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index. See Note 3 for discussion of the fair value measurement of embedded policy derivatives and Note 8 for additional information on guaranteed benefit features.

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported ("IBNR") claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

The Company is now taking enhanced measures to, among other things, routinely match policyholder records with the Social Security Administration Death Master File ("SSDMF") to determine if its insured parties, annuitants, or retained account holders have died and to locate beneficiaries when a claim is payable. If the beneficiary/account owner does not make contact with the Company within 120 days, the Company will conduct a "Thorough Search" to locate the beneficiary/account owner. A "Thorough Search" includes at least three attempts in writing to contact the beneficiary and if unsuccessful, at least one contact attempt using a phone number and/or email address in Company records.

OTHER POLICYHOLDER FUNDS

Other policyholder funds are reported at cost and include any policyholder funds on deposit that encompass premium deposits and similar items, including liabilities for dividends arising out of participating business, reserves for experience-rated group products and unearned revenue reserves ("URR"). Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

Other policyholder funds include provisions for future dividends to participating policyholders, accrued in accordance with all applicable regulatory or contractual provisions. The amount of annual dividends to be paid is approved locally by the boards of directors of the insurance companies. Provisions for future dividend payments are computed by jurisdiction, reflecting local regulations. The portions of current and prior net income and of current unrealized appreciation of investments that can inure to the Company's benefit are restricted in some cases by the insurance contracts and by the local insurance regulations of the jurisdictions in which the policies are in force.

Certain products are subject to experience adjustments. These include group life and group medical products, credit life contracts, accident and health insurance contracts/riders attached to life policies and, to a limited extent, reinsurance agreements with other direct insurers. Ultimate premiums from these contracts are estimated and recognized as revenue, and the unearned portions of the premiums recorded as liabilities. Experience adjustments vary according to the type of contract and the territory in which the policy is in force and are subject to local regulatory guidance.

URR consist of front end loads on interest-sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. URR for interest-sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of EGPs for investment-oriented products to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC.

PREMIUM RECOGNITION

Premiums for traditional life insurance products are recognized as revenue when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized as a change in policyholder benefits in the statements of income.

Premiums on accident and health policies and credit products are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums. The Company estimates and accrues group and credit premiums due but not yet collected.

POLICY FEES

Policy fees represent fees recognized from universal life and investment-type products consisting of policy charges for cost of insurance, policy administration charges, surrender charges and amortization of unearned revenue reserves.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income from common and preferred stock and distributions from other investments, including distributions from private equity funds and hedge funds that are not accounted for under the equity method.

    . Realized and unrealized gains and losses from investments for which the fair value option has been elected.

    . Earnings from private equity funds and hedge fund investments accounted for under the equity method.

    .  Interest income on mortgage, policy and other loans.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)



NET REALIZED CAPITAL GAINS AND LOSSES

Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

    . Sales of available for sale fixed maturity and equity securities and real estate, investments in private equity funds and hedge funds and other types of investments.

    . Reductions to the cost basis of available for sale fixed maturity and equity securities and certain other invested assets for other-than-temporary impairments.

    . Changes in fair value of derivatives except for those instruments that are designated as hedging instruments when the change in the fair value of the hedged item is not reported in net realized capital gains and losses.

    .  Exchange gains and losses resulting from foreign currency transactions.

OTHER INCOME

Other income primarily includes investment advisory fees and income from legal settlements.

INCOME TAXES

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

See Note 14 for discussion of the valuation allowance for deferred tax assets.


FUTURE APPLICATION OF ACCOUNTING STANDARDS

Investment Company Guidance

In June 2013, the Financial Accounting Standards Board ("FASB") issued an accounting standard that amends the criteria a company must meet to qualify as an investment company, clarifies the measurement guidance, and requires new disclosures for investment companies. An entity that is regulated by the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") qualifies as an investment company. Entities that are not regulated under the 1940 Act must have certain fundamental characteristics and must consider other characteristics to determine whether they qualify as investment companies. An entity's purpose and design should be considered when making the assessment.

The standard is effective for fiscal years and interim periods beginning after December 15, 2013. Earlier adoption is prohibited. An entity that no longer meets the requirements to be an investment company as a result of this standard should present the change in its status as a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. An entity that is an investment company should apply the guidance prospectively as an adjustment to opening net assets as of the effective date. The adjustment to net assets represents both the difference between the fair value and the carrying amount of the entity's investments and any amount previously recognized in accumulated other comprehensive income. The Company plans to adopt the standard on its required effective date of

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

January 1, 2014 and does not expect the adoption of the standard to have a material effect on its financial condition, results of operations or cash flows.


Presentation of Unrecognized Tax Benefits

In July 2013, the FASB issued an accounting standard that requires a liability related to unrecognized tax benefits to be presented as a reduction to the related deferred tax asset for a net operating loss carryforward or a tax credit carryforward (the "Carryforwards"). When the Carryforwards are not available at the reporting date under the tax law of the applicable jurisdiction or the tax law of the applicable jurisdiction does not require, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit will be presented in the financial statements as a liability and will not be combined with the related deferred tax assets.

The standard is effective for fiscal years and interim periods beginning after December 15, 2013, but earlier adoption is permitted. Upon adoption, the standard should be applied prospectively to unrecognized tax benefits that existed at the effective date. Retrospective application is permitted. The Company plans to adopt the standard prospectively on its required effective date of January 1, 2014 and does not expect the adoption of the standard to have a material effect on its financial condition, results of operations and cash flows.


THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2013:


Disclosures about Offsetting Assets and Liabilities

In January 2013, the FASB issued an accounting standard that clarifies the scope of transactions subject to disclosures about offsetting assets and liabilities. The standard applies to derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with specific criteria contained in the FASB Accounting Standards Codification or subject to a master netting arrangement or similar agreement.

The standard became effective for fiscal years and interim periods beginning on or after January 1, 2013. The Company adopted the standard on its required effective date of January 1, 2013 and applied it retrospectively to all comparative periods presented. The adoption of this standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income

In February 2013, the FASB issued an accounting standard which requires the Company to disclose the effect of reclassifying significant items out of accumulated other comprehensive income on the respective line items of net income or to provide a cross-reference to other disclosures required under GAAP.

The standard became effective for annual and interim reporting periods beginning after December 15, 2012. The Company adopted the standard on its required effective date of January 1, 2013. The adoption of this standard did not have any effect on the Company's financial condition, results of operations or cash flows.


3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis
--------------------------------------------

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.


Fair Value Hierarchy
--------------------

Assets and liabilities recorded at fair value in the balance sheets are classified in accordance with a fair value hierarchy, consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

.. Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

.. Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Valuation Methodologies
-----------------------

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Incorporation of Credit Risk in Fair Value Measurements

.. The Company's Own Credit Risk. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable AIG credit default swap ("CDS") or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with the Company, as well as collateral posted by the Company with the counterparty at the balance sheet date. The Company calculates the effect of these credit spread changes using discounted cash flow techniques that incorporate current market interest rates.

.. Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

   When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid-market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark LIBOR curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.


Fixed Maturity Securities
-------------------------

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its available for sale and trading portfolios. Market price data is generally obtained from dealer markets.

The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by the Company's management, through periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques, and has procedures to escalate related questions internally and to the third party valuation services for resolution. To assess the degree of pricing consensus among various valuation services for specific asset types, the Company has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third party

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

valuations services to be used for particular security classes. The Company also validates prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When the Company's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values
provided   by  brokers   are subject  to similar  control processes   to  those
noted above for fair values from third party valuation services, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including RMBS, CMBS, CDOs, other ABS and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities Traded in Active Markets
------------------------------------------

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value equity securities in its available for sale and trading portfolios. Market price data is generally obtained from exchange or dealer markets.

Other Invested Assets
---------------------

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement.

Short-Term Investments
----------------------

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Separate Account Assets
-----------------------

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)



Freestanding Derivatives
------------------------

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.


OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments.
Valuation   models  require   a  variety   of  inputs,   including  contractual
terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Policy Derivatives Included in Policyholder Contract Deposits
----------------------------------------------------------------------

Certain variable annuity and equity-indexed annuity and life contracts contain embedded policy derivatives that the Company bifurcates from the host contracts and accounts for separately at fair value, with changes in fair value recognized in earnings. The Company concluded these contracts contain (i) written option guarantees on minimum accumulation value, (ii) a series of written options that guarantee withdrawals from the highest anniversary value within a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives that must be bifurcated.

The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

With respect to embedded policy derivatives in the Company's variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves judgments regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

With respect to embedded derivatives in the Company's equity-indexed life and annuity contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions. This

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

methodology incorporates an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

The Company incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with equity-indexed annuity and life contracts. Expected cash flows are discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a non-complex swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve is adjusted, as necessary, for anomalies between the swap curve and the U.S. Treasury yield curve. The non-performance risk adjustment reflects a market participant's view of the Company's claims-paying ability by incorporating an additional spread to the swap curve used to value embedded policy derivatives.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Assets and Liabilities Measured at Fair Value on a Recurring Basis
------------------------------------------------------------------

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicate the level of the fair value measurement based on the observability of the inputs used:


At December 31, 2013
--------------------

                                                                       Level 1 Level 2 Level 3  Total
                                                                       ------- ------- ------- -------
                                                                                (in millions)
ASSETS:
Bonds available for sale:
   U.S. government and government sponsored entities.................. $    -  $    56 $    -  $    56
   Obligations of states, municipalities and political subdivisions...      -      346    102      448
   Non-U.S. governments...............................................      -      426      -      426
   Corporate debt.....................................................      -   13,634    160   13,794
   RMBS...............................................................      -    1,184  1,357    2,541
   CMBS...............................................................      -      402    649    1,051
   CDO/ABS............................................................      -      374  1,006    1,380
                                                                       ------  ------- ------  -------
Total bonds available for sale........................................      -   16,422  3,274   19,696
                                                                       ------  ------- ------  -------
Other bond securities:
   RMBS...............................................................      -       29     39       68
   CMBS...............................................................      -        -     10       10
   CDO/ABS............................................................      -       10    132      142
                                                                       ------  ------- ------  -------
Total other bond securities...........................................      -       39    181      220
                                                                       ------  ------- ------  -------
Equity securities available for sale:
   Preferred stock....................................................      -        2      -        2
                                                                       ------  ------- ------  -------
Total equity securities available for sale............................      -        2      -        2
                                                                       ------  ------- ------  -------
Other invested assets (a).............................................      -      176    151      327
Short-term investments (b)............................................      2      676      -      678
Derivative assets:
   Interest rate contracts............................................      1        -      -        1
   Equity contracts...................................................      9        -      -        9
                                                                       ------  ------- ------  -------
Total derivative assets...............................................     10        -      -       10
                                                                       ------  ------- ------  -------
Separate account assets...............................................  1,517      192      -    1,709
                                                                       ------  ------- ------  -------
      Total........................................................... $1,529  $17,507 $3,606  $22,642
                                                                       ======  ======= ======  =======
LIABILITIES:
Policyholder contract deposits (c).................................... $    -  $     - $   19  $    19
Derivative liabilities:
   Interest rate contracts............................................      -       15      -       15
                                                                       ------  ------- ------  -------
Total derivative liabilities..........................................      -       15      -       15
                                                                       ------  ------- ------  -------
      Total........................................................... $    -  $    15 $   19  $    34
                                                                       ======  ======= ======  =======

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


At December 31, 2012
--------------------

                                                                       Level 1 Level 2 Level 3  Total
                                                                       ------- ------- ------- -------
                                                                                (in millions)
ASSETS:
Bonds available for sale:
  U.S. government and government sponsored entities................... $    -  $   115 $    -  $   115
  Obligations of states, municipalities and political subdivisions....      -      375    136      511
  Non-U.S. governments................................................      -      503      -      503
  Corporate debt......................................................      -   15,265    203   15,468
  RMBS................................................................      -    1,493  1,062    2,555
  CMBS................................................................      -      348    652    1,000
  CDO/ABS.............................................................      -      498    767    1,265
                                                                       ------  ------- ------  -------
Total bonds available for sale........................................      -   18,597  2,820   21,417
                                                                       ------  ------- ------  -------
Other Bond securities:
  RMBS................................................................      -       33      6       39
  CMBS................................................................      -        -     11       11
  CDO/ABS.............................................................      -        9      9       18
                                                                       ------  ------- ------  -------
Total Other bond securities...........................................      -       42     26       68
                                                                       ------  ------- ------  -------
Equity securities available for sale:
  Preferred stock.....................................................      -        -      4        4
                                                                       ------  ------- ------  -------
Total equity securities available for sale............................      -        -      4        4
                                                                       ------  ------- ------  -------
Other invested assets (a).............................................      -       55     37       92
Short-term investments (b)............................................      3      688      -      691
Derivative assets:
  Equity contracts....................................................      4        -      -        4
                                                                       ------  ------- ------  -------
Total derivative assets...............................................      4        -      -        4
                                                                       ------  ------- ------  -------
Separate account assets...............................................    970      165      -    1,135
                                                                       ------  ------- ------  -------
      Total........................................................... $  977  $19,547 $2,887  $23,411
                                                                       ======  ======= ======  =======
LIABILITIES:
Policyholder contract deposits (c).................................... $    -  $     - $   59  $    59
Derivative liabilities:
  Foreign exchange contracts..........................................      -       16      -       16
                                                                       ------  ------- ------  -------
Total derivative liabilities..........................................      -       16      -       16
                                                                       ------  ------- ------  -------
      Total........................................................... $    -  $    16 $   59  $    75
                                                                       ======  ======= ======  =======

(a) Amounts presented for other invested assets in the tables above differ from the amounts presented in the balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.

(b) Amounts exclude short-term investments that are carried at cost, which approximate fair value of $234 million and $263 million at December 31, 2013 and 2012, respectively.

(c) Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the balance sheets as these tables only include embedded policy derivatives that are measured at estimated fair value on a recurring basis.

At December 31, 2013 and 2012, Level 3 assets were 13.6 percent and 10.7 percent of total assets, respectively, and Level 3 liabilities were 0.1 percent and 0.3 percent of total liabilities, respectively.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Transfers of Level 1 and Level 2 Assets and Liabilities
-------------------------------------------------------

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company had no significant transfers between Level 1 and Level 2 during 2013 and 2012.

Changes in Level 3 Recurring Fair Value Measurements
----------------------------------------------------

The following tables present changes during 2013 and 2012 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) related to the Level 3 assets and liabilities in the balance sheets at December 31, 2013 and 2012:

                                                      Net Realized
                                                          and
                                                       Unrealized                 Purchases,
                                                         Gains         Other        Sales,
                                          Fair Value    (Losses)   Comprehensive Issuances and
                                         Beginning of included in     Income     Settlements,     Gross         Gross
December 31, 2013                            Year        Income       (Loss)          Net      Transfers In Transfers Out
-----------------                        ------------ ------------ ------------- ------------- ------------ -------------
                                                                          (in millions)
ASSETS:
Bonds available for sale:
  Obligations of states, municipalities
   and political subdivisions...........    $  136        $ 16         $(41)         $ (2)                      $ (7)
  Corporate debt........................       203           5           (1)          (76)           33           (4)
  RMBS..................................     1,062          66           31           191             7            -
  CMBS..................................       652          (1)          22           (31)            8           (1)
  CDO/ABS...............................       767          22           15           159            91          (48)
                                            ------        ----         ----          ----          ----         ----
Total bonds available for sale..........     2,820         108           26           241           139          (60)
                                            ------        ----         ----          ----          ----         ----
Other bond securities:
  RMBS..................................         6           1            -            32             -            -
  CMBS..................................        11          (1)           -             -             -            -
  CDO/ABS...............................         9          17            -           106             -            -
                                            ------        ----         ----          ----          ----         ----
Total other bond securities.............        26          17            -           138             -            -
                                            ------        ----         ----          ----          ----         ----
Equity securities available for sale:
  Common stock..........................         -           -            -             -             -            -
  Preferred stock.......................         4           -            -            (4)            -            -
  Mutual funds..........................         -           -            -             -             -            -
                                            ------        ----         ----          ----          ----         ----
Total equity securities available for
  sale..................................         4           -            -            (4)            -            -
                                            ------        ----         ----          ----          ----         ----
Other invested assets...................        37           8            3           103             -            -
                                            ------        ----         ----          ----          ----         ----
  Total.................................    $2,887        $133         $ 29          $478          $139         $(60)
                                            ------        ----         ----          ----          ----         ----
LIABILITIES:
Policyholder contract deposits..........    $  (59)       $ 23         $  -          $ 17          $  -         $  -

                                                       Changes in
                                                       Unrealized
                                                         Gains
                                                        (Losses)
                                                      Included in
                                                       Income on
                                                      Instruments
                                         Fair Value  Held at End of
December 31, 2013                        End of Year      Year
-----------------                        ----------- --------------

ASSETS:
Bonds available for sale:
  Obligations of states, municipalities
   and political subdivisions...........   $  102         $ -
  Corporate debt........................      160           -
  RMBS..................................    1,357           -
  CMBS..................................      649           -
  CDO/ABS...............................    1,006           -
                                           ------         ---
Total bonds available for sale..........    3,274           -
                                           ------         ---
Other bond securities:
  RMBS..................................       39           1
  CMBS..................................       10           2
  CDO/ABS...............................      132           7
                                           ------         ---
Total other bond securities.............      181          10
                                           ------         ---
Equity securities available for sale:
  Common stock..........................        -           -
  Preferred stock.......................        -           -
  Mutual funds..........................        -           -
                                           ------         ---
Total equity securities available for
  sale..................................        -           -
                                           ------         ---
Other invested assets...................      151           -
                                           ------         ---
  Total.................................   $3,606         $10
                                           ------         ---
LIABILITIES:
Policyholder contract deposits..........   $  (19)        $ -

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                      Net Realized
                                                          and
                                                       Unrealized                 Purchases,
                                                         Gains         Other        Sales,
                                          Fair Value    (Losses)   Comprehensive Issuances and
                                         Beginning of included in     Income     Settlements,     Gross         Gross
December 31, 2012                            Year        Income       (Loss)          Net      Transfers In Transfers Out
-----------------                        ------------ ------------ ------------- ------------- ------------ -------------
                                                                         (in millions)
ASSETS:
Bonds available for sale:
  Obligations of states, municipalities
   and political subdivisions...........    $  164        $  4         $  7          $(10)         $ 10         $ (39)
  Corporate debt........................       165          (6)           1            35           152          (144)
  RMBS..................................     1,013          60          181           (96)           43          (139)
  CMBS..................................       544          (2)          81            29             9            (9)
  CDO/ABS...............................       507          10           29           260            63          (102)
                                            ------        ----         ----          ----          ----         -----
Total bonds available for sale..........     2,393          66          299           218           277          (433)
                                            ------        ----         ----          ----          ----         -----
Other bond securities:
  RMBS..................................         8           1            -            (2)            -            (1)
  CMBS..................................         -           1            -            10             -             -
  CDO/ABS...............................       120         (47)         (18)          (46)            -             -
                                            ------        ----         ----          ----          ----         -----
Total other bond securities.............       128         (45)         (18)          (38)            -            (1)
                                            ------        ----         ----          ----          ----         -----
Equity securities available for sale:
  Common stock..........................         1           -            -            (1)            -             -
  Preferred stock.......................         -           -            2             2             -             -
                                            ------        ----         ----          ----          ----         -----
Total equity securities available for
  sale..................................         1           -            2             1             -             -
                                            ------        ----         ----          ----          ----         -----
Other invested assets...................        36           2            6            15             -           (22)
                                            ------        ----         ----          ----          ----         -----
Total...................................    $2,558        $ 23         $289          $196          $277         $(456)
                                            ------        ----         ----          ----          ----         -----
LIABILITIES:
Policyholder contract deposits..........    $  (44)       $(10)        $  -          $ (5)         $  -         $   -

                                                       Changes in
                                                       Unrealized
                                                         Gains
                                                        (Losses)
                                                      Included in
                                                       Income on
                                                      Instruments
                                         Fair Value  Held at End of
December 31, 2012                        End of Year      Year
-----------------                        ----------- --------------

ASSETS:
Bonds available for sale:
  Obligations of states, municipalities
   and political subdivisions...........      136           -
  Corporate debt........................      203           -
  RMBS..................................    1,062           -
  CMBS..................................      652           -
  CDO/ABS...............................      767           -
                                           ------          --
Total bonds available for sale..........    2,820           -
                                           ------          --
Other bond securities:
  RMBS..................................        6           -
  CMBS..................................       11           1
  CDO/ABS...............................        9           -
                                           ------          --
Total other bond securities.............       26           1
                                           ------          --
Equity securities available for sale:
  Common stock..........................        -           -
  Preferred stock.......................        4           -
                                           ------          --
Total equity securities available for
  sale..................................        4           -
                                           ------          --
Other invested assets...................       37           -
                                           ------          --
Total...................................   $2,887          $1
                                           ------          --
LIABILITIES:
Policyholder contract deposits..........   $  (59)         $-

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the statements of income as follows:

                                                      Net Realized
                                       Net Investment Capital Gains
                                           Income       (Losses)    Total
At December 31, 2013                   -------------- ------------- ------
                                                  (in millions)
Bonds available for sale..............     $  104         $  4      $  108
Other bond securities.................         17            -          17
Other invested assets.................          8            -           8
Policyholder contract deposits........          -           23          23

                                                      Net Realized
                                       Net Investment Capital Gains
                                           Income       (Losses)    Total
At December 31, 2012                   -------------- ------------- -----
                                                  (in millions)
Bonds available for sale..............     $  100      $   (34)     $  66
Other bond securities.................        (45)           -        (45)
Other invested assets.................          2            -          2
Policyholder contract deposits........          -          (10)       (10)

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above for Level 3 assets and liabilities:

                                                                                                   Purchases,
                                                                                                     Sales,
                                                                                                   Issuances
                                                                                                      and
                                                                                                  Settlements,
December 31, 2013                                                    Purchases Sales  Settlements   Net (a)
-----------------                                                    --------- -----  ----------- ------------
                                                                                   (in millions)
ASSETS:
Bonds available for sale:
 Obligations of states, municipalities and political subdivisions...  $  125   $(127)    $   -        $ (2)
 Non-U.S. governments...............................................       -       -         -           -
 Corporate debt.....................................................      43       -      (119)        (76)
 RMBS...............................................................     391     (27)     (173)        191
 CMBS...............................................................      57      (2)      (86)        (31)
 CDO/ABS............................................................     364      (5)     (200)        159
                                                                      ------   -----     -----        ----
Total bonds available for sale......................................     980    (161)     (578)        241
                                                                      ------   -----     -----        ----
Other bond securities:
 RMBS...............................................................      36       -        (4)         32
 CMBS...............................................................       -       -         -           -
 CDO/ABS............................................................     139       -       (33)        106
                                                                      ------   -----     -----        ----
Total other bond securities.........................................     175       -       (37)        138
                                                                      ------   -----     -----        ----
Equity securities available for sale:
 Common stock.......................................................       -       -         -           -
 Preferred stock....................................................       -       -        (3)         (3)
                                                                      ------   -----     -----        ----
Total equity securities available for sale..........................       -       -        (3)         (3)
                                                                      ------   -----     -----        ----
Other invested assets...............................................     104       -        (1)        103
                                                                      ------   -----     -----        ----
   Total............................................................  $1,259   $(161)    $(619)       $479
                                                                      ------   -----     -----        ----
LIABILITIES:
Policyholder contract deposits......................................  $    -   $  (1)    $  18        $ 17

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                                                                     Purchases,
                                                                                                       Sales,
                                                                                                     Issuances
                                                                                                        and
                                                                                                    Settlements,
December 31, 2012                                                    Purchases  Sales   Settlements   Net (a)
-----------------                                                    --------- -------- ----------- ------------
                                                                                    (in millions)
ASSETS:
Bonds available for sale:
 Obligations of states, municipalities and political subdivisions...  $   18   $   (18)  $   (10)     $   (10)
 Corporate debt.....................................................     125       (61)      (29)          35
 RMBS...............................................................     127       (45)     (178)         (96)
 CMBS...............................................................      80       (15)      (36)          29
 CDO/ABS............................................................     348         -       (88)         260
                                                                      ------   -------   -------      -------
Total bonds available for sale......................................     698      (139)     (341)         218
                                                                      ------   -------   -------      -------
Other bond securities:
 RMBS...............................................................       -         -        (2)          (2)
 CMBS...............................................................      10         -         -           10
 CDO/ABS............................................................     101        (9)     (138)         (46)
                                                                      ------   -------   -------      -------
Total other bond securities.........................................     111        (9)     (140)         (38)
                                                                      ------   -------   -------      -------
Equity securities available for sale:
 Common stock.......................................................       -        (1)        -           (1)
 Preferred stock....................................................       1         1         -            2
                                                                      ------   -------   -------      -------
Total equity securities available for sale..........................       1         -         -            1
                                                                      ------   -------   -------      -------
Other invested assets...............................................      31         -       (16)          15
                                                                      ------   -------   -------      -------
   Total............................................................  $  841   $  (148)  $  (497)     $   196
                                                                      ------   -------   -------      -------
LIABILITIES:
Policyholder contract deposits......................................  $    -   $    (3)  $    (2)     $    (5)

(a)There were no issuances during the years ended December 31, 2013 and 2012.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2013 and 2012 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable (e.g., changes in unobservable long-dated volatilities) inputs.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Transfers of Level 3 Assets and Liabilities
-------------------------------------------

The Company records transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value.

During the years ended December 31, 2013 and 2012, transfers into Level 3 assets included certain investments in private placement corporate debt, RMBS, CMBS, CDO/ABS, and investments in hedge funds and private equity funds.

.. The transfers of investments in RMBS, CMBS and CDO and certain ABS into Level 3 assets were due to decreases in market transparency and liquidity for individual security types.

.. Transfers of private placement corporate debt and certain ABS into Level 3 assets were primarily the result of limited market pricing information that required the Company to determine fair value for these securities based on inputs that are adjusted to better reflect the Company's own assumptions regarding the characteristics of a specific security or associated market liquidity.

.. Certain investments in hedge funds were transferred into Level 3 as a result of limited market activity due to fund-imposed redemption restrictions.

.. Certain private equity fund investments were transferred into Level 3 due to these investments being carried at fair value and no longer being accounted for using the equity method of accounting.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or a long-term interest rate significant to a valuation becoming short-term and thus observable. In addition, transfers out of Level 3 assets also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of the Company's ownership interest.

During years ended December 31, 2013 and 2012, transfers out of Level 3 assets primarily related to certain investments in municipal securities, private placement corporate debt, CMBS, CDO/ABS and investments in hedge funds.

.. Transfers of certain investments in municipal securities, CMBS and CDO/ABS out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments.

..  Transfers  of  private  placement corporate debt and certain ABS out of Level
   3 assets were primarily the result of using observable pricing information that reflects the fair value of those securities without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market.

.. The removal or easing of fund-imposed redemption restrictions as well as certain fund investments becoming subject to the equity method of accounting resulted in the transfer of certain hedge fund and private equity fund investments out of Level 3 assets.

The Company had no transfers of liabilities into or out of Level 3 during the years ended December 31, 2013 or 2012.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Quantitative Information About Level 3 Fair Value Measurements
--------------------------------------------------------------

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to the Company, such as data from third-party valuation service providers and from internal valuation models. Because input information with respect to certain Level 3 instruments (primarily CDO/ABS) may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                         Fair Value at                                                              Range
                       December 31, 2013 Valuation Technique     Unobservable Input (a)      (Weighted Average)(a)
                       ----------------- -------------------- ----------------------------- -----------------------
                         (in millions)
ASSETS:
Corporate debt........      $   98       Discounted cash flow                     Yield (b)    5.24% - 9.14%(7.19%)
RMBS..................       1,223       Discounted cash flow  Constant prepayment rate (c)   0.00% - 19.05%(7.40%)
                                                                          Loss severity (c) 42.50% - 77.59%(60.05%)
                                                                  Constant default rate (c)   3.69% - 12.00%(7.84%)
                                                                                  Yield (c)    2.49% - 8.16%(5.32%)
CMBS..................         647       Discounted cash flow                     Yield (b)   0.00% - 22.21%(6.70%)
LIABILITIES:
Policyholder contract
  deposits............          19       Discounted cash flow Equity implied volatility (b)         6.00% - 39.00%
                                                                       Base lapse rates (b)         1.00% - 40.00%
                                                                    Dynamic lapse rates (b)         0.20% - 60.00%
                                                                        Mortality rates (b)         0.50% - 40.00%
                                                                      Utilization rates (b)         0.50% - 25.00%

  (a) The unobservable inputs and ranges for the constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by the Company. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by the Company because there are other factors relevant to the specific tranches owned by the Company including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.

  (b) Represents discount rates, estimates and assumptions that the Company believes would be used by market participants when valuing these assets and liabilities.

  (c) Information received from independent third-party valuation service providers.

The ranges of reported inputs for RMBS, Corporate debt, and CMBS valued using a discounted cash flow technique consist of plus/minus one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to the Company's risk management practices that might offset risks inherent in these investments.

Sensitivity to Changes in Unobservable Inputs
---------------------------------------------

The Company considers unobservable inputs to be those for which market data is not available and that are developed using the best information available to the Company about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following is a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

always have a linear effect on the inputs. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

Corporate Debt

Corporate debt securities included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the securities. For example, a downward migration of credit quality would increase spreads. Holding U.S. Treasury rates constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

RMBS and Certain CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates ("CPR"), loss severity, constant default rates ("CDR"), and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in CPR, loss severity, CDR, and yield, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Policyholder contract deposits

Embedded policy derivatives within policyholder contract deposits relate to GMWB within variable annuity products and certain enhancements to interest crediting rates based on market indices within equity-indexed annuities and GICs. GMWB represents the Company's largest exposure of these embedded policy derivatives, although the carrying value of the liability fluctuates based on the performance of the equity markets and therefore, at a point in time, can be low relative to the exposure. The principal unobservable input used for GMWBs and embedded derivatives in equity-indexed annuities measured at fair value is equity implied volatility. For GMWBs, other significant unobservable inputs include base and dynamic lapse rates, mortality rates, and utilization rates. Lapse, mortality, and utilization rates may vary significantly depending upon age groups and duration. In general, increases in volatility and utilization rates will increase the fair value of the liability associated with GMWB, while increases in lapse rates and mortality rates will decrease the fair value of the liability.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Investments  in Certain Entities Carried at Fair Value Using Net Asset Value Per
--------------------------------------------------------------------------------
Share
-----

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient to measure fair value.

                                                                              December 31, 2013           December 31, 2012
                                                                         --------------------------- ---------------------------
                                                                           Fair Value                  Fair Value
                                                                            Using Net                   Using Net
                                                                           Asset Value                 Asset Value
                                                                          Per Share (or   Unfunded    Per Share (or   Unfunded
                                 Investment Category Includes            its equivalent) Commitments its equivalent) Commitments
                       ------------------------------------------------- --------------- ----------- --------------- -----------
INVESTMENT CATEGORY                                                                           (in millions)
Private equity funds:
 Leveraged buyout..... Debt and/or equity investments made as part of a transaction in which assets of mature
                       companies are acquired from the current
                       shareholders, typically with the use of
                       financial leverage                                     $ 33           $20           $27           $26
 Real estate /         Investments in real estate properties and
   Infrastructure..... infrastructure positions, including power plants
                       and other energy generating facilities                    2            22             -             -
 Venture capital...... Early-stage, high-potential, growth companies expected to generate a return through an
                       eventual realization event, such as an initial
                       public offering or sale of the company                    4             -             4             -
 Distressed........... Securities of companies that are already in default, under bankruptcy protection, or
                       troubled                                                  4             1             4             1
 Other................ Includes multi-strategy and mezzanine
                       strategies                                                2             2             2             2
                                                                              ----           ---           ---           ---
Total private equity funds..............................................        45            45            37            29
                                                                              ----           ---           ---           ---
Hedge funds:
 Long-short........... Securities that the manager believes are undervalued, with corresponding short
                       positions to hedge market risk                           41             -            55             -
 Distressed........... Securities of companies that are already in default, under bankruptcy protection or
                       troubled                                                 71             -             -             -
 Emerging markets..... Investments in the financial markets of
                       developing countries                                    120             -             -             -
 Other................ Includes multi-strategy and mezzanine
                       strategies                                               46             -             -             -
                                                                              ----           ---           ---           ---
Total hedge funds.......................................................       278             -            55             -
                                                                              ----           ---           ---           ---
Total...................................................................      $323           $45           $92           $29
                                                                              ====           ===           ===           ===

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Private equity fund investments included above are not redeemable, as distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments. At December 31, 2013, assuming average original expected lives of 10 years for the funds, 8 percent of the total fair value using net asset value or its equivalent above would have expected remaining lives of less than three years, 71 percent between four and six years and 21 percent between seven and 10 years.

The hedge fund investments included above are generally redeemable quarterly (44 percent) and semi-annually (56 percent) with redemption notices ranging from one day to 180 days. At December 31, 2013, however, investments representing approximately 64 percent of the total fair value of the hedge fund investments cannot be currently redeemed, either in whole or in part, because the investments include various contractual restrictions. These contractual restrictions, which may have been put in place at a fund's inception or thereafter, have pre-defined end dates and are generally expected to be lifted by the end of 2016. The fund investments for which redemption is restricted only in part generally relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid.

Fair Value Option
-----------------

Under the fair value option, the Company may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company elects the fair value option for certain hybrid securities given the complexity of bifurcating the economic components associated with the embedded derivatives. Net unrealized gains (losses) on such securities included in net investment income on the consolidated statements of income were $21 million, $8 million and $(1) million for the years ended December 31, 2013, 2012 and 2011, respectively.

Additionally, beginning in the third quarter of 2012, the Company elected the fair value option for investments in certain private equity funds, hedge funds and other alternative investments when such investments are eligible for this election. Net unrealized gains (losses) on other invested assets included in net investment income on the consolidated statements of income were $33 million and zero for the years ended December 31, 2013 and 2012, respectively.

The  Company  elected  fair value accounting for its economic interest in ML II.
The Company recorded gains of $21 million and $4 million in the years ended December 31, 2012 and 2011, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the statements of income.

Fair Value Measurements on a Non-Recurring Basis
------------------------------------------------

The Company measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Note 2 herein for additional information about how the Company tests various asset classes for impairment.

Fair Value Information about Financial Instruments Not Measured at Fair Value
-----------------------------------------------------------------------------

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

Mortgage and Other Loans Receivable

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of the policy loans are generally estimated based on unpaid principal amount as of each reporting date or, in some cases, based on the present value of the loans using a discounted cash flow model. No consideration is given to credit risk because policy loans are effectively collateralized by the cash surrender value of the policies.

Other Invested Assets

The majority of other invested assets that are not measured at fair value represent investments in hedge funds, private equity funds and other investment partnerships for which the Company uses the equity method of accounting. The fair value of the Company's investment in these funds is measured based on the Company's share of the funds' reported net asset value.

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Policyholder Contract Deposits Associated with Investment-type Contracts

Fair value for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those of the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following table presents the estimated fair value and carrying value of the Company's financial instruments not measured at fair value and indicates the level of the estimated fair value measurement based on the observability of the inputs used:

                                              Estimated Fair Value
                                         -------------------------------
                                                                         Carrying
                                         Level 1 Level 2 Level 3  Total   Value
                                         ------- ------- ------- ------- --------
 December 31, 2013                                    (in millions)
 -----------------
 ASSETS
 Mortgage and other loans receivable...    $ -    $ 20   $ 1,766 $ 1,786 $ 1,720
 Policy loans..........................      -       -       218     218     218
 Other invested assets.................      -      10         -      10      10
 Short-term investments................      -     234         -     234     234
 Cash..................................     30       -         -      30      30
 LIABILITIES
 Policyholder contract deposits (a)....      -      15    12,910  12,925  11,975

 December 31, 2012
 -----------------
 ASSETS
 Mortgage and other loans receivable...    $ -    $ 54   $ 1,721 $ 1,775 $ 1,622
 Policy loans..........................      -       -       224     224     224
 Other invested assets.................      -      10         -      10      10
 Short-term investments................      -     263         -     263     263
 Cash..................................     15       -         -      15      15
 LIABILITIES
 Policyholder contract deposits (a)....      -       -    13,693  13,693  11,815

(a) Net embedded policy derivatives within liability host contracts are presented within policyholder contract deposits.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available for Sale Securities
-----------------------------

The following table presents the amortized cost or cost and fair value of the Company's available for sale securities:

                                                                                                                Other-Than-
                                                                                    Gross      Gross             Temporary
                                                                      Amortized   Unrealized Unrealized  Fair   Impairments
                                                                     Cost or Cost   Gains      Losses    Value  in AOCI (a)
                                                                     ------------ ---------- ---------- ------- -----------
                                                                                       (in millions)
December 31, 2013
-----------------
Bonds available for sale:
 U.S. government and government sponsored entities..................   $    50      $    7     $  (1)   $    56    $  -
 Obligations of states, municipalities and political subdivisions...       486           5       (43)       448       -
 Non-U.S. governments...............................................       468           5       (47)       426       -
 Corporate debt.....................................................    13,523         701      (430)    13,794       6
 RMBS...............................................................     2,353         231       (43)     2,541     139
 CMBS...............................................................     1,011          55       (15)     1,051      20
 CDO/ABS............................................................     1,321          65        (6)     1,380      22
                                                                       -------      ------     ------   -------    ----
Total bonds available for sale......................................    19,212       1,069      (585)    19,696     187
Equity securities available for sale:
 Preferred stock....................................................         1           1          -         2       -
                                                                       -------      ------     ------   -------    ----
Total equity securities available for sale..........................         1           1          -         2       -
                                                                       -------      ------     ------   -------    ----
Total...............................................................   $19,213      $1,070     $(585)   $19,698    $187
                                                                       =======      ======     ======   =======    ====

                                                                                                                Other-Than-
                                                                                    Gross      Gross             Temporary
                                                                      Amortized   Unrealized Unrealized  Fair   Impairments
                                                                     Cost or Cost   Gains      Losses    Value  in AOCI (a)
                                                                     ------------ ---------- ---------- ------- -----------
                                                                                         (in millions)
December 31, 2012
-----------------
Bonds available for sale:
 U.S. government and government sponsored entities..................   $    97      $   18     $    -   $   115    $  -
 Obligations of states, municipalities and political subdivisions...       449          64        (2)       511       -
 Non-U.S. governments...............................................       470          36        (3)       503       -
 Corporate debt.....................................................    13,766       1,752       (50)    15,468      11
 RMBS...............................................................     2,320         265       (30)     2,555     129
 CMBS...............................................................       961          85       (46)     1,000      26
 CDO/ABS............................................................     1,217          58       (10)     1,265       6
                                                                       -------      ------     ------   -------    ----
Total bonds available for sale......................................    19,280       2,278      (141)    21,417     172
Equity securities available for sale:
 Preferred stock....................................................         2           2          -         4       -
                                                                       -------      ------     ------   -------    ----
Total equity securities available for sale..........................         2           2          -         4       -
                                                                       -------      ------     ------   -------    ----
Total...............................................................   $19,282      $2,280     $(141)   $21,421    $172
                                                                       =======      ======     ======   =======    ====

Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income (loss). Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

                                                                     Less than 12 Months 12 Months or More       Total
                                                                     ------------------- ----------------- -----------------
                                                                     Fair    Unrealized  Fair   Unrealized Fair   Unrealized
December 31, 2013                                                    Value     Losses    Value    Losses   Value    Losses
-----------------                                                    ------  ----------  ------ ---------- ------ ----------
                                                                                         (in millions)
Bonds available for sale:
 U.S. government and government sponsored entities.................. $    9     $  1     $    2    $  -    $   11    $  1
 Obligations of states, municipalities and political subdivisions...    336       34         38       9       374      43
 Non-U.S. governments...............................................    174       14        153      33       327      47
 Corporate debt.....................................................  4,554      327        633     103     5,187     430
 RMBS...............................................................    568       29         93      14       661      43
 CMBS...............................................................    249       10         85       5       334      15
 CDO/ABS............................................................    312        4         52       2       364       6
                                                                     ------     ----     ------    ----    ------    ----
Total bonds available for sale......................................  6,202      419      1,056     166     7,258     585
                                                                     ------     ----     ------    ----    ------    ----
Total............................................................... $6,202     $419     $1,056    $166    $7,258    $585
                                                                     ======     ====     ======    ====    ======    ====

                                                                     Less than 12 Months 12 Months or More       Total
                                                                     ------------------- ----------------  -----------------
                                                                     Fair    Unrealized  Fair   Unrealized Fair   Unrealized
December 31, 2012                                                    Value     Losses    Value    Losses   Value    Losses
-----------------                                                    ------  ----------  -----  ---------- ------ ----------
                                                                                        (in millions)
Bonds available for sale:
 U.S. government and government sponsored entities.................. $    -     $ -      $  -      $  -    $    -    $  -
 Obligations of states, municipalities and political subdivisions...     97       2         -         -        97       2
 Non-U.S. governments...............................................    153       3         -         -       153       3
 Corporate debt.....................................................  1,125      28       231        22     1,356      50
 RMBS...............................................................      5       -       185        30       190      30
 CMBS...............................................................     53       3       168        43       221      46
 CDO/ABS............................................................    242       5       128         5       370      10
                                                                     ------     ---      ----      ----    ------    ----
Total bonds available for sale......................................  1,675      41       712       100     2,387     141
                                                                     ------     ---      ----      ----    ------    ----
Total............................................................... $1,675     $41      $712      $100    $2,387    $141
                                                                     ======     ===      ====      ====    ======    ====

As of December 31, 2013, the Company held 1,311 individual fixed maturity and equity securities that were in an unrealized loss position, of which 259 individual securities were in a continuous unrealized loss position for longer than 12 months.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2013, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2013:

                                          Total Fixed Maturity Securities
                                                 Available for Sale
                                          -------------------------------
                                          Amortized
                                            Cost          Fair Value
                                          ---------       ----------
                                                 (in millions)
Due in one year or less..................  $   398         $   408
Due after one year through five years....    2,941           3,172
Due after five years through ten years...    5,408           5,544
Due after ten years......................    5,780           5,600
Mortgage-backed, asset-backed and
  collateralized securities..............    4,685           4,972
                                           -------         -------
Total fixed maturity securities
  available for sale.....................  $19,212         $19,696
                                           =======         =======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

The Company's investments at December 31, 2013 and 2012 did not include any investments in a single issuer that exceeded 10 percent of the Company's shareholder's equity.

Other Bond Securities
---------------------

See Note 3 for discussion of hybrid securities for which the Company has elected the fair value option.

ML II

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1.0 billion plus participation in the residual cash flows, each of which was subordinated to the repayment of a loan from the Federal Reserve Bank of New York ("New York Fed") to ML II.

Neither AIG nor the Company had any control rights over ML II. The Company has determined that ML II was a variable interest entity ("VIE") and the Company was not the primary beneficiary. The transfer of RMBS to ML II was accounted for as a sale. The Company elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest was reported in bond trading securities, with changes in fair value reported as a component of net investment income.

As the controlling member of ML II, the New York Fed directed ML II to sell its RMBS assets through a series of auctions held since 2011. Proceeds from the sale of the RMBS assets were used to repay in full the New York Fed's loan to ML II and the Company's deferred purchase price, including any accrued interest due, in accordance with the terms of the definitive agreements governing the sale of the RMBS assets, with any residual interests shared between the New York Fed and the domestic securities lending program participants.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Through a series of transactions that occurred in 2012, the New York Fed initiated the sales of the remaining securities held by ML II. These sales resulted in the Company receiving principal payments of $18 million on March 1, 2012 and additional cash receipts of $113 million on March 15, 2012 from ML II that consisted of $66 million, $9 million, and $38 million in principal, contractual interest and residual cash flows, respectively, effectively monetizing the Company's ML II interests.

The total amount received of $131 million by the Company from ML II in 2012 was remitted as a return of capital to the Company's intermediate parent company and ultimately remitted to AIG.

Invested Assets on Deposit and Pledged as Collateral
----------------------------------------------------

The invested assets on deposit, and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash, short-term investments, fixed maturity and other securities.

                                         December 31, December 31,
                                             2013         2012
                                         ------------ ------------
                                               (in millions)
Invested assets on deposit:
   Regulatory agencies..................     $16          $11
Invested assets pledged as collateral:
   Advance agreements - Federal Home
     Loan Bank of New York..............      18           22

SECURITIES LENDING

During 2012, the Company began utilizing a securities lending program to supplement liquidity or for other uses as deemed appropriate by management. Under these financing transactions, the Company transfers securities to financial institutions and receives cash collateral. Collateral levels are monitored daily and are maintained at 102 percent of the fair value of the loaned securities during the life of the transactions. Generally cash collateral received by the Company is invested in short-term investments. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities transferred, respectively. These transactions are treated as secured financing arrangements by the Company. Elements of the securities lending program are presented below as of December 31:

                                                        2013   2012
                                                        ----   ----
                                                        (in millions)
               Securities on loan: (a)
                  Amortized cost....................... $662   $663
                  Estimated fair value.................  703    758
               Cash collateral on deposit from
                 counterparties (b)....................  727    784
               Reinvestment portfolio - estimated fair
                 value.................................  727    784

(a)  Included in bonds available for sale on the balance sheet.
(b) Included in short-term investments on the balance sheet. Liability to counterparties is reported in securities lending payable.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


MORTGAGE LOANS ON REAL ESTATE

At December 31, 2013, the Company had direct U.S. commercial mortgage loan exposure of $1.7 billion. At that date, substantially all of the loans were current.

The commercial loan exposure by state and class of loan, at December 31, 2013, were as follows:

State                # of Loans Amount * Apartments Offices Retails Industrials Hotels Others % of Total
-----                ---------- -------- ---------- ------- ------- ----------- ------ ------ ----------
                                                       ($ in millions)
New York............      32    $    387   $  115   $  184  $   45    $   40    $   3  $    -     22.9%
California..........      22         294        -       82      81        29       23      79     17.4%
New Jersey..........      15         205       88       66      28         -       17       6     12.2%
Wisconsin...........      10          92       25        5      60         2        -       -      5.5%
Connecticut.........      17          92       30       25       -        37        -       -      5.5%
Other states........     111         617      124       85     175       118       36      79     36.5%
                       -----    --------   ------   ------  ------    ------    -----  ------  --------
   Total............     207    $  1,687   $  382   $  447  $  389    $  226    $  79  $  164    100.0%
                       =====    ========   ======   ======  ======    ======    =====  ======  ========

* Excludes portfolio valuation allowance

The following table presents the credit quality indicators by class of loan for commercial mortgage loans:

                                                                     Class
                                    Number of ----------------------------------------------------
December 31, 2013                     Loans   Apartments Offices Retails Industrials Hotels Others  Total   % of Total
-----------------                   --------- ---------- ------- ------- ----------- ------ ------ -------- ----------
                                                                     ($ in Millions)
Credit Quality Indicator:
   In good standing................     205     $  382   $  435  $  389    $  226    $  79  $  164 $  1,675     99.3%
   Restructured (a)................       2          -       12       -         -        -       -       12      0.7%
   90 days or less delinquent......       -          -        -       -         -        -       -        -      0.0%
   >90 days delinquent or in
     process of foreclosure........       -          -        -       -         -        -       -        -      0.0%
-----------------------------------   -----     ------   ------  ------    ------    -----  ------ --------  --------
Total (b)..........................     207     $  382   $  447  $  389    $  226    $  79  $  164 $  1,687    100.0%
===================================   =====     ======   ======  ======    ======    =====  ====== ========  ========
Valuation allowance................             $    -   $    6  $    1    $    1    $   -  $   11 $     19      1.1%
-----------------------------------   -----     ------   ------  ------    ------    -----  ------ --------  --------

(a) Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)  Does  not  reflect  valuation  allowances.

The Company holds mortgages with a carrying value of $15 million and $16 million on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation at December 31, 2013 and 2012, respectively.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for the Company to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company's mortgage and other loan valuation allowance activity was as follows:

                                                              2013    2012    2011
                                                             ------- ------- -------
                                                                  (in millions)
Allowance, beginning of year................................ $    16 $    26 $    44
   Additions (reductions) to allowance for losses...........       7    (11)    (13)
   Charge-offs, net of recoveries...........................       -       1     (5)
                                                             ------- ------- -------
Allowance, end of year...................................... $    23 $    16 $    26
                                                             ======= ======= =======

The Company's impaired mortgage loans were as follows:

                                                              2013    2012    2011
                                                             ------- ------- -------
                                                                  (in millions)
Impaired loans with valuation allowances.................... $    34 $     9 $    15
Impaired loans without valuation allowances.................       -       -      13
                                                             ------- ------- -------
   Total impaired loans.....................................      34       9      28
Valuation allowances on impaired loans......................    (17)     (4)     (4)
                                                             ------- ------- -------
   Impaired loans, net...................................... $    17 $     5 $    24
                                                             ======= ======= =======

The Company recognized $2 million, $485 thousand and $2 million in interest income on the above impaired mortgage loans for the years ended December 31, 2013, 2012 and 2011, respectively.

Troubled Debt Restructurings ("TDR")
------------------------------------

The Company modifies loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves the Company granting a concession to the troubled debtor, the modification is deemed to be a TDR. The Company assesses whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

The Company held no commercial mortgage loans that had been modified in a TDR at December 31, 2013 and 2012. The Company had no other loans that had been modified in a TDR. The commercial mortgage loans modified in a TDR are included among the restructured loans in the credit quality indicators table above if they are all performing according to the restructured terms.

As the result of a loan's TDR, the Company assesses the adequacy of any additional allowance for credit losses with respect to such loans. In certain cases, based on an assessment of amounts deemed uncollectible, a portion of a loan restructured in a TDR may be charged off against the allowance for credit losses.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


OTHER INVESTED ASSETS

The following table summarizes the carrying values of other invested assets:

                                                      2013     2012
                                                    -------- --------
                                                      (in millions)
           Alternative investments (a)............. $    935 $    518
           Investment real estate (b)..............       33       39
           FHLB common stock.......................       10       10
                                                    -------- --------
           Total................................... $    978 $    567
                                                    ======== ========

(a) Includes hedge funds, private equity funds and other investment partnerships.
(b) Net of accumulated depreciation of $10 million and $9 million in 2013 and 2012, respectively.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                                         2013         2012         2011
                                                     ------------ ------------ ------------
                                                                 (in millions)
Investment income:
   Fixed maturity securities........................ $      1,117 $      1,137 $      1,100
   Equity securities................................            -            1            1
   Mortgage and other loans.........................          102           87           78
   Policy loans.....................................           15           15           15
   Investment real estate...........................            9            7            6
   Other invested assets............................           80           23            4
   Other investment income..........................            -            1            1
                                                     ------------ ------------ ------------
Total investment income.............................        1,323        1,271        1,205
Investment expenses.................................         (37)         (33)         (30)
                                                     ------------ ------------ ------------
Net investment income............................... $      1,286 $      1,238 $      1,175
                                                     ============ ============ ============

The carrying value of investments that produced no investment income during 2013 was $11 million, which is less than 0.1 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


NET REALIZED CAPITAL GAINS (LOSSES)

Net realized capital gains (losses) by type of investment were as follows for the years ended December 31:

                                                            2013     2012     2011
                                                          -------- -------- --------
                                                                (in millions)
Sales of fixed maturity securities....................... $    535 $    219 $    220
Sales of equity securities...............................        -        1        2
Mortgage and other loans.................................      (7)       11       13
Investment real estate...................................        1        -        -
Derivatives..............................................     (15)     (36)        8
Other-than-temporary impairments.........................     (35)     (46)    (125)
                                                          -------- -------- --------
Net realized capital gains before taxes.................. $    479 $    149 $    118
                                                          ======== ======== ========

The following table presents the gross realized gains and gross realized losses from sales or redemptions of the Company's available for sale securities as follows for the years ended December 31:

                                          2013              2012              2011
                                    ----------------- ----------------- -----------------
                                     Gross    Gross    Gross    Gross    Gross    Gross
                                    Realized Realized Realized Realized Realized Realized
                                     Gains    Losses   Gains    Losses   Gains    Losses
                                    -------- -------- -------- -------- -------- --------
                                                        (in millions)
Fixed maturity securities.......... $    561 $    26  $    222  $    3  $    228  $    8
Equity securities..................        -       -         1       -         2       -
                                    -------- -------  --------  ------  --------  ------
Total.............................. $    561 $    26  $    223  $    3  $    230  $    8
                                    ======== =======  ========  ======  ========  ======

In 2013, 2012, and 2011, the aggregate fair value of available for sale securities sold was $4.5 billion, $2.7 billion and $2.2 billion, respectively, which resulted in net realized capital gains of $535 million, $219 million and $222 million, respectively.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


CREDIT IMPAIRMENTS

The following table presents a rollforward of the cumulative credit loss component of other-than-temporary impairments recognized in earnings for available for sale fixed maturity securities held by the Company, and includes structured, corporate, municipal and sovereign fixed maturity securities for the years ended December 31:

                                                                           2013     2012     2011
                                                                         -------- -------- --------
                                                                               (in millions)
Balance, beginning of year.............................................. $    574 $    704 $    697
Increases due to:
   Credit impairments on new securities subject to impairment losses....       15        9       50
   Additional credit impairments on previously impaired securities......        3       37       69
Reductions due to:
   Credit impaired securities fully disposed for which there was no
     prior intent or requirement to sell................................    (116)     (89)     (48)
   Accretion on securities previously impaired due to credit (a)........     (89)     (87)     (64)
                                                                         -------- -------- --------
Balance, end of year.................................................... $    387 $    574 $    704
                                                                         ======== ======== ========

(a) Represents both accretion recognized due to changes in cash flow expected to be collected over the remaining expected term of the credit impaired securities and the accretion due to the passage of time.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


PURCHASED CREDIT IMPAIRED SECURITIES

The following tables present information on the Company's PCI securities, which are included in bonds available for sale:

                                                            At Date of
                                                            Acquisition
                                                           -------------
                                                           (in millions)
Contractually required payments (principal and interest)..  $    2,249
Cash flows expected to be collected (a)...................       1,743
Recorded investment in acquired securities................       1,158

(a) Represents undiscounted expected cash flows, including both principal and interest.

                                     December 31, 2013 December 31, 2012
                                     ----------------- -----------------
                                                (In millions)
Outstanding principal balance.......    $    1,252         $    997
Amortized cost......................           861              636
Fair value..........................           973              733

The following table presents activity for the accretable yield on PCI securities for the years ended December 31:

                                                          2013     2012
                                                        -------- --------
                                                          (in millions)
Balance, beginning of year............................. $    403 $    349
   Newly purchased PCI securities......................      160      102
   Disposals...........................................        -      (6)
   Accretion...........................................     (61)     (59)
   Effect of changes in interest rate indices..........       19     (16)
   Net reclassification from (to) non-accretable
     difference, including effects of prepayments......       66       33
Balance, end of year................................... $    587 $    403

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion of derivative financial instruments.

The following table presents the notional amount and fair value of derivative financial instruments, by their underlying risk exposure:

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------- ----------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
December 31, 2013                                                 (in millions)
-----------------
Derivatives not designated as hedging instruments:
   Interest rate contracts.........................  $    418   $     1  $       44   $    15
   Equity contracts................................       208         9         194         -
   Other contracts (c).............................     1,271        10         235        29
                                                     --------   -------  ----------   -------
Total derivatives, gross...........................  $  1,897        20  $      473        44
                                                     ========   -------  ==========   -------
Less: Bifurcated embedded derivatives..............                  10                    29
                                                                -------               -------
Total derivatives on balance sheets................             $    10               $    15
                                                                =======               =======

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------- ----------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
December 31, 2012                                                 (in millions)
-----------------
Derivatives not designated as hedging instruments:
   Foreign exchange contracts......................  $      -   $    -   $       48   $    16
   Equity contracts................................       213        4            -         -
   Other contracts (c).............................         -        -          973        59
                                                     --------   ------   ----------   -------
Total derivatives, gross...........................  $    213        4   $    1,021        75
                                                     ========   ------   ==========   -------
Less: Bifurcated embedded derivatives..............                  -                     59
                                                                ------                -------
Total derivatives on balance sheets................             $    4                $    16
                                                                ======                =======

(a) Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

(b) See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.

(c) Includes primarily bifurcated embedded policy derivatives, which are presented in the balance sheets with the host contracts in policyholder contract deposits. See Note 2 and 8 for additional information.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company purchases equity contracts, such as futures, call and put options, to economically hedge certain guarantees of specific equity-indexed universal life and annuities and variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives in net realized capital gains (losses) in the statements of income:

                                                          2013      2012      2011
                                                        --------- --------- ---------
                                                                (in millions)
Derivatives not designated as hedging instruments
   Interest rate contracts............................. $    (26) $      -  $     (1)
   Foreign exchange contracts..........................        -        (9)        4
   Equity contracts....................................      (30)      (17)       24
   Other contracts.....................................       41       (10)      (19)
                                                        --------  --------  --------
Total.................................................. $    (15) $    (36) $      8
                                                        ========  ========  ========

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. The Company had $15 million and $16 million of net derivative liabilities at December 31, 2013 and 2012, respectively, outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

The Company enters into various arrangements with VIEs in the normal course of business. The Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. The Company's exposure is generally limited to those interests held.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the VIE's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Exposure to Loss

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, and (ii) other commitments and guarantees to the VIE.

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                                 Maximum Exposure to Loss
                                                              -------------------------------
                                                   Total VIE  On-Balance Off-Balance
                                                    Assets    Sheet (a)     Sheet     Total
                                                   ---------- ---------- ----------- --------
December 31, 2013                                                (in millions)
-----------------
Real estate and investment funds.................. $    2,323  $    177    $    -    $    177
                                                   ----------  --------    ------    --------
Total............................................. $    2,323  $    177    $    -    $    177
                                                   ==========  ========    ======    ========

December 31, 2012
-----------------
Real estate and investment funds.................. $      344  $     29    $    -    $     29
                                                   ---------- ---------    ------    --------
Total............................................. $      344  $     29    $    -    $     29
                                                   ==========  ========    ======    ========

(a) At December 31, 2013 and 2012, the Company's interest in unconsolidated VIEs of $177 million and $29 million respectively, was recorded in other invested assets.

Real Estate and Investment Funds

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Asset Management (US), LLC ("AIG Investments") an affiliate. The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2013 or 2012.

RMBS, CMBS, Other ABS and CDOs

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, the Company has determined that it is not the primary beneficiary of these entities. The Company has not included these entities in the tables above; however, the fair values of the Company's investments in these structures are reported in Note 3 and Note 4 herein.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


7. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in DAC:

                                                                               2013       2012      2011
                                                                            ---------  ---------  ---------
                                                                                    (in millions)
Balance at January 1.....................................................   $    227   $    428   $    488
   Deferrals.............................................................         63         38         81
   Accretion of interest/amortization....................................        (79)       (80)       (85)
   Effect of unlocking assumptions used in estimating
     future gross profits................................................         45        (10)         5
   Effect of realized (gains) losses on securities.......................        (19)         3        (13)
   Effect of unrealized (gains) losses on securities.....................        141       (152)       (48)
                                                                            ---------  ---------  ---------
Balance at December 31...................................................   $    378   $    227   $    428
                                                                            =========  =========  =========

   The following table summarizes the activity in deferred sales inducements:

                                                                              2013       2012      2011
                                                                           ---------  ---------  ---------
                                                                                 (in millions)
Balance at January 1.....................................................  $      5   $    68    $     80
   Deferrals.............................................................        15        23          28
   Accretion of interest/amortization....................................       (26)      (38)        (27)
   Effect of unlocking assumptions used in estimating
     future gross profits................................................        13        (2)          -
   Effect of realized gains on securities................................        (5)        -          (2)
   Effect of unrealized (gains) losses on securities.....................        21       (46)        (11)
                                                                           ---------  --------   ---------
Balance at December 31...................................................  $     23   $     5    $     68
                                                                           =========  ========   =========

The Company periodically reviews and unlocks estimated gross profit assumptions for investment-oriented products as necessary. Depending on the product, DAC, SIA, URR and other required reserves may be affected. In 2013, unlocking decreased amortization expense primarily due to updated spread assumptions for fixed annuity products due to active management of crediting rates and higher future investment yields than those previously assumed. In 2012, unlocking increased amortization expense primarily due to decreased interest spreads, offset by improved surrenders and mortality. In 2011, unlocking decreased amortization expense due to improved persistency for annuities.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


8. FUTURE POLICY BENEFITS AND POLICYHOLDER CONTRACT DEPOSITS

FUTURE POLICY BENEFITS

The liability for future policy benefits at December 31, 2013 has been established on the basis of the following assumptions:

..   Interest  rates  (exclusive  of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 10.0 percent within the first 20 years. Interest rates on immediate/terminal funding annuities are at a maximum of 11.75 percent and grade to not less than zero percent.

..   Mortality  and  surrender  rates  are generally based upon actual experience when  the  liability  is  established.

For the years ended December 31, 2013, 2012 and 2011, the Company recognized a pretax adjustment to policyholder benefit expense and an increase in reserves of $527 million, $239 million and $127 million, respectively, as a consequence of actual loss recognition on certain long-term payout annuity contracts, primarily as a result of updated investment return assumptions.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposit liabilities by product line were as follows at December 31:

                                        2013         2012
                                    ------------ ------------
                                          (in millions)
   Policyholder contract deposits:
    Life insurance and A&H......... $     1,626  $     1,616
    Fixed Annuities................      10,796       10,885
    Retirement Income Solutions....         637          471
    Institutional Markets..........         560          570
    All other Institutional........         333          357
                                    ------------ ------------
   Total........................... $    13,952  $    13,899
                                    ============ ============

The products included in policyholder contract deposits at December 31, 2013, had the following characteristics:

..   Interest  rates  credited  on  deferred  annuities,  which  vary  by year of issuance, range from 1.0 percent to 5.5 percent. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from zero percent to 9.0 percent grading to zero over a period of zero to 9 years.

..   Interest  rates  on  corporate life insurance products are guaranteed at 4.0 percent  and  the  weighted  average rate credited in 2013 was 3.97 percent.

..   The  universal  life products have credited interest rates of 2.2 percent to
    8.0 percent and guarantees ranging from 1.0 percent to 4.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 8.0 percent of the aggregate fund balance grading to zero over a period not longer than 20 years.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


GUARANTEED BENEFITS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include guaranteed minimum death benefits (GMDB) that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (GMWB) and guaranteed minimum account value benefits (GMAV). A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

GMDB

Depending on the product, the GMDB feature may provide a death benefit of either
(a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary.

The following table presents details concerning GMDB exposures, by benefit type:

                                                         2013                         2012
                                             ---------------------------- ----------------------------
                                             Net Deposits                 Net Deposits
                                                Plus a        Highest        Plus a        Highest
                                               Minimum     Contract Value   Minimum     Contract Value
                                                Return        Attained       Return        Attained
                                             ------------- -------------- ------------- --------------
                                                                  ($ in millions)
Account value..............................  $         958   $     953    $         453   $     727
Amount at risk (a).........................              3          16                6          33
Average attained age of contract holders...             67          68               64          65
Range of guaranteed minimum return rates...   0.00%-10.00%                 0.00%-10.00%

(a) Net amount at risk represents the amount of benefits in excess of account value if death claims were filed on all contracts at the balance sheet date.

The following summarizes the GMDB liabilities related to variable annuity contracts:

                                 2013      2012
                               --------  --------
                                  (in millions)
Balance at January 1.......... $      7  $     8
Reserve increase..............        1        1
Benefits paid.................        -       (2)
                               --------  --------
Balance at December 31........ $      8  $     7
                               ========  ========

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following assumptions and methodology were used to determine the GMDB liability at December 31, 2013:

    . Data used was up to 1,000 stochastically generated investment performance scenarios.
    .  Mean  investment  performance  assumption  was  7.5  percent.
    .  Volatility  assumption  was  16  percent.
    . Mortality was assumed at 50.0 percent to 87.5 percent of the 1994 Variable Annuity minimum guaranteed death benefit table, adjusted for recent experience. For other products, mortality was assumed to be 85.0 percent to 138.7 percent of the 2012 individual annuity mortality table.
    . Lapse rates vary by contract type and duration and range from zero to 37 percent.
    . The discount rate used ranged from 5.5 percent to 10.0 percent and is based on the growth rate assumptions for the underlying contracts in effect at the time of policy issuance.

GMWB and GMAV
-------------

Certain of the Company's variable annuity contracts offer optional GMWB and GMAV benefits. The contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments can continue beyond the guaranteed amount. The account value can also fluctuate with equity market returns on a daily basis resulting in increases or decreases in the excess of the guaranteed amount over account value.

The liabilities for GMWB and GMAV, which are recorded in Policyholder contract deposits, are accounted for as embedded policy derivatives measured at fair value, with changes in the fair value of the liabilities recorded in other realized capital gains (losses). The fair value of these embedded policy derivatives was a net asset of $10 million at December 31, 2013 and a net liability of $39 million at December 31, 2012. See Note 3 herein for discussion of the fair value measurement of guaranteed benefits that are accounted for as embedded policy derivatives. The Company had account values subject to GMWB and GMAV that totaled $1.5 billion and $0.8 billion at December 31, 2013 and 2012, respectively. The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk for GMAV represents the present value of minimum guaranteed account value in excess of the current account balance, assuming no lapses. The net amount at risk related to these guarantees was $2 million and $31 million at December 31, 2013 and 2012, respectively. The Company uses derivative instruments to mitigate a portion of the exposure that arises from GMWB and GMAV benefits.

OTHER POLICYHOLDER FUNDS

Participating Insurance

Participating life business represented approximately 14.71 percent of the gross insurance in force at December 31, 2013 and 9.43 percent of gross premiums in 2013. Policyholder dividends were $2 million, $2 million and $3 million in 2013, 2012 and 2011, respectively, and are included in policyholder benefits in the statements of income.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


9. ACCIDENT AND HEALTH RESERVES

Activity in the liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business, which is reported in policy claims and benefits payable, is summarized as follows:

                                                                      2013        2012       2011
                                                                  ----------- ----------- -----------
                                                                             (in millions)
Balance as of January 1, net of reinsurance recoverable.......    $      546  $      518  $      672
Add: Incurred losses related to:
Current year..................................................           176         202         195
Prior years...................................................            (8)         (8)        (36)
                                                                  ----------- ----------- -----------
Total incurred losses.........................................           168         194         159
                                                                  ----------- ----------- -----------
Deduct: Paid losses related to:
Current year..................................................            48          44          66
Prior years...................................................           124         122         247
                                                                  ----------- ----------- -----------
Total paid losses.............................................           172         166         313
                                                                  ----------- ----------- -----------
Balance as of December 31, net of reinsurance recoverable.....           542         546         518
Reinsurance recoverable.......................................            81          87          92
                                                                  ----------- ----------- -----------
Balance as of December 31, gross of reinsurance recoverable...    $      623  $      633  $      610
                                                                  =========== =========== ===========

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled, claims reported subsequent to the date of the balance sheets which have been incurred during the period then ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


10. REINSURANCE

The Company generally limits its exposure to loss on any single life to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single life up to $15 million. For employer group life business, the Company limits its exposure to $500 thousand on any coverage per policy. For employer group long term disability ("LTD"), the Company reinsures risks in excess of $6 thousand of monthly disability income.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Reinsurance transactions for the years ended December 31, 2013, 2012 and 2011 were as follows:

                                                                                              Percentage
                                                                     Assumed From             of Amount
                                                      Ceded to Other    Other        Net       Assumed
                                         Gross Amount   Companies     Companies     Amount      to Net
                                         ------------ -------------- ------------ ----------- ----------
                                                                  (in millions)
December 31, 2013
-----------------
Life insurance in force................. $   120,524    $   17,847     $   292    $   102,969     0.28%
                                         ===========    ==========     =======    ===========
Premiums:
   Life insurance and annuities......... $       343    $      142     $     1    $       202     0.50%
   Accident and health insurance........         283            13           -            270     0.00%
                                         -----------    ----------     -------    -----------
Total premiums.......................... $       626    $      155     $     1    $       472     0.21%
                                         ===========    ==========     =======    ===========
December 31, 2012
-----------------
Life insurance in force................. $   119,894    $   18,922     $   311    $   101,283     0.31%
                                         ===========    ==========     =======    ===========
Premiums:
   Life insurance and annuities......... $       348    $      137     $     1    $       212     0.47%
   Accident and health insurance........         303            12           -            291     0.00%
                                         -----------    ----------     -------    -----------
Total premiums.......................... $       651    $      149     $     1    $       503     0.20%
                                         ===========    ==========     =======    ===========
December 31, 2011
-----------------
Life insurance in force................. $   127,327    $   20,359     $   476    $   107,444     0.44%
                                         ===========    ==========     =======    ===========
Premiums:
   Life insurance and annuities......... $       357    $      147     $     1    $       211     0.47%
   Accident and health insurance........         279            10           -            269     0.00%
                                         -----------    ----------     -------    -----------
Total premiums.......................... $       636    $      157     $     1    $       480     0.21%
                                         ===========    ==========     =======    ===========

Reinsurance assets include the balances due from reinsurance and insurance companies under the terms of reinsurance agreements for ceded future policy benefits for life and accident and health insurance contracts. The Company remains liable to the extent that reinsurers do not meet their obligation under the reinsurance contracts, and as a result, the Company regularly evaluates the financial condition of its reinsurers and monitors its concentration of credit risk.

Total reinsurance recoverables are included in reinsurance receivables on the balance sheets. Reinsurance recoverable on paid losses was approximately $35 million and $32 million at December 31, 2013 and 2012,

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

respectively. Reinsurance recoverable on unpaid losses was approximately $13 million at December 31, 2013 and 2012. Ceded claim and surrender recoveries under reinsurance agreements was $104 million, $108 million and $122 million for the years ended 2013, 2012 and 2011, respectively.

Effective October 1, 2013, the Company fully terminated and recaptured its November 30, 1997 reinsurance treaty with American General Life Insurance
Company. The Company's operating results reflected no gain or loss as a result of the recapture.

The National Association of Insurance Commissioners ("NAIC") Model Regulation "Valuation of Life Insurance Policies" ("Regulation XXX") requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees ("ULSGs"). In addition, NAIC Actuarial Guideline 38 ("Guideline AXXX") clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs.

On September 11, 2013, the New York State Department of Financial Services ("NYDFS") announced it would no longer implement a modified principles-based reserving approach for certain in-force ULSGs, which had been developed by a Joint Working Group of the NAIC. As a result, New York-licensed insurers are required to record additional reserves on a statutory basis for ULSG products issued between July 1, 2005 and December 31, 2012. The decision from the NYDFS does not affect reserves for products issued on or after January 1, 2013. The Company does not currently offer individual level term life insurance or ULSGs in the state of New York. The Company recorded approximately $200 million of additional reserves on a statutory basis at December 31, 2013 to fully comply with the NYDFS decision.

The Company manages the capital impact of statutory reserve requirements under Regulation XXX and Guideline AXXX through an intercompany reinsurance transaction. In December 2002, the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"), an affiliate. AIGB is licensed as a Class E insurer under Bermuda law. Bermuda law permits AIGB to record an asset that effectively reduces the statutory reserves for the assumed reinsurance to the level that would be required under U.S. GAAP. Letters of credit are used to support the credit for reinsurance provided by the AIGB agreement. The letters of credit are subject to reimbursement by AIG in the event of a drawdown. The agreement has an effective date of March 1, 2002. Under the agreement, AIGB reinsures a 90 percent quota share of the Company's liability on virtually all individual level term policies issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but was amended to terminate for new business issued on and after August 1, 2009. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied.

The agreement with AIGB also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2013, 2012 and 2011 was a pre-tax expense of approximately $10 million, $8 million and $7 million, respectively, representing the risk charge associated with the reinsurance agreement.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


11. DEBT

Membership with the FHLB of New York provides the Company with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity or for other uses deemed appropriate by the Company's management. When a cash advance is obtained, the Company is required to pledge certain mortgage-backed securities, government and agency securities, other qualifying assets and its ownership interest in the FHLB of New York to secure advances obtained from the FHLB. Upon any event of default by the Company, the FHLB of New York's recovery would generally be limited to the amount of the Company's liability under advances borrowed.

At December 31, 2013 and 2012, the carrying value of the Company's ownership in the FHLB of New York was $10 million, which was reported in other invested assets. At December 31, 2013 and 2012, the fair value of collateral pledged to secure advances was $28 million and $23 million, respectively. At December 31, 2013 and 2012, the Company had outstanding borrowings of $10 million.

Advances taken by the Company which were outstanding at December 31, 2013 mature at various dates through 2017 and have stated interest rates which range from
0.39  percent  to  0.51  percent.

12. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Leases

The Company has various long-term, noncancelable operating leases for office space which expire at various dates through 2023. At December 31, 2013, the future minimum lease payments under the operating leases are as follows:

                                           (in thousands)
                           2014.........     $      233
                           2015.........            233
                           2016.........            233
                           2017.........            233
                           2018.........            239
                           Thereafter...          1,240
                                             ----------
                           Total........     $    2,411
                                             ==========

Rent expense was $109 thousand in 2013 and $3 million each year in 2012 and 2011.

Commitments to Fund Partnership Investments

The Company had commitments to provide funding to various limited partnerships totaling $90 million and $66 million for the periods ended December 31, 2013 and 2012, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2013, $50 million are currently expected to expire by 2014, and the remainder by 2018 based on the expected life cycle of the related fund and the Company's historical funding trends for such commitments.

Mortgage Loan Commitments

The Company had $168 million in commitments relating to mortgage loans at December 31, 2013.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


CONTINGENT LIABILITIES

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. Except as discussed below, the Company believes it is unlikely that contingent liabilities arising from litigation, income taxes and other matters will have a material adverse effect on the Company's financial statements.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $2 million and $45 million for these guaranty fund assessments at December 31, 2013 and 2012, respectively, which is reported within other liabilities in the accompanying balance sheets. The accrual decreased as a result of payments made related to the Executive Life of New York insolvency.

The Company recorded an increase of approximately $7 million and $22 million in the estimated reserves for IBNR death claims in 2012 and 2011, respectively, in conjunction with the use of the SSDMF to identify potential claims not yet filed. In 2012, the Company worked to resolve multi-state examinations relating to the handling of unclaimed property and the use of the SSDMF to identify death claims that have not been submitted to the Company in the normal course of business. The final settlement of these examinations was announced on October 22, 2012, pursuant to which the Company and certain of its affiliates paid an $11 million regulatory assessment to the various state insurance departments that are parties to the regulatory settlement to defray costs of their examinations and monitoring. The Company paid $3 million of this amount. Although the Company has enhanced its claims practices to include use of the SSDMF, it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. On January 8, 2014, the independent members of AIG's Board unanimously refused the demand in its entirety, and on February 19, 2014, counsel for AIG's Board sent a letter to counsel for the purported AIG shareholder describing the process by which AIG's Board considered and refused its demand. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


13. SHAREHOLDER'S EQUITY

Capital contributions received by the Company were zero, $7 thousand and $1 million in 2013, 2012 and 2011, respectively.

The components of accumulated other comprehensive income are as follows:


                                                              2013       2012       2011
                                                           ---------- ---------- ----------
                                                                    (in millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains................................. $   1,070  $   2,280  $   1,639
   Gross unrealized losses................................      (585)      (141)      (422)
Net unrealized gains on other invested assets.............        17         19          8
Adjustments to DAC and deferred sales inducements.........      (254)      (416)      (218)
Insurance loss recognition................................         -       (575)      (444)
Deferred federal and state income tax expense.............       (44)      (401)      (210)
                                                           ---------- ---------- ----------
   Accumulated other comprehensive income................. $     204  $     766  $      353
                                                           ========== ========== ==========

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following table presents the other comprehensive income (loss) reclassification adjustments for the years ended December 31:

                                                      Unrealized
                                                   gains (losses) of              Adjustment to
                                                    fixed maturity               deferred policy
                                                    investments on   Unrealized    acquisition
                                                     which other-       gains    costs, value of
                                                    than temporary   (losses) on    business
                                                        credit        all other   acquired and
                                                      impairments     invested   deferred sales  Insurance loss
                                                      were taken       assets      inducements    recognition     Total
                                                   ----------------- ----------- --------------- -------------- ---------
                                                                               (in millions)
DECEMBER 31, 2013
-----------------
Unrealized change arising during period...........     $     24      $ (1,143)    $      186      $      48    $   (885)
Less: Reclassification adjustments included in
  net income......................................            9           527             24           (527)         33
------------------------------------------------------------------------------------------------------------------------
Total other comprehensive loss, before income tax
  (expense) benefit...............................           15        (1,670)           162            575        (918)
Less: Income tax (expense) benefit................           (6)          620            (57)          (201)        356
------------------------------------------------------------------------------------------------------------------------
Total other comprehensive loss, net of income tax
  (expense) benefit...............................     $      9      $ (1,050)    $      105      $     374    $   (562)
------------------------------------------------------------------------------------------------------------------------
DECEMBER 31, 2012
-----------------
Unrealized change arising during period...........     $    (38)     $    794     $     (201)     $    (370)   $    185
Less: Reclassification adjustments included in
  net income......................................           43          (220)            (3)          (239)       (419)
------------------------------------------------------------------------------------------------------------------------
Total other comprehensive income, before income
  tax (expense) benefit...........................          (81)        1,014           (198)          (131)        604
Less: Income tax (expense) benefit................           29          (339)            73             46        (191)
------------------------------------------------------------------------------------------------------------------------
Total other comprehensive income, net of income
  tax (expense) benefit...........................     $    (52)     $    675     $     (125)     $     (85)   $    413
------------------------------------------------------------------------------------------------------------------------
DECEMBER 31, 2011
-----------------
Unrealized change arising during period...........     $    (11)     $    340     $      (44)     $    (354)   $    (69)
Less: Reclassification adjustments included in
  net income......................................          (71)          (42)            15           (127)       (225)
------------------------------------------------------------------------------------------------------------------------
Total other comprehensive income, before income
  tax (expense) benefit...........................           60           382            (59)          (227)        156
Less: Income tax (expense) benefit................          (23)         (143)            21             79         (66)
------------------------------------------------------------------------------------------------------------------------
Total other comprehensive income, net of income
  tax (expense) benefit...........................     $     37      $    239     $      (38)     $    (148)   $     90
------------------------------------------------------------------------------------------------------------------------

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following table presents the effect of the reclassification of significant items out of accumulated other comprehensive income on the respective line items in the consolidated statements of income:

                                                         Amount Reclassified
                                                          from Accumulated
                                                                Other
                                                            Comprehensive
                                                               Income
                                                         -------------------
                                                                2013           Affected Line Item in the Statements of Income
                                                         ------------------- ---------------------------------------------------
                                                            (in millions)
Unrealized gains (losses) of fixed maturity investments
  on which other-than temporary credit impairments
  were taken.............................................      $   9         Net realized investment gains (losses)
Unrealized gains (losses) on all other invested assets...        527         Net realized capital gains (losses)

Adjustment to deferred policy acquisition costs..........         19         Amortization of deferred policy acquisition costs

Adjustment to deferred sales inducements.................          5         Interest credited to policyholder account balances

Insurance loss recognition...............................       (527)        Policyholder benefits
                                                              ---------
Total reclassifications for the period...................      $  33
                                                              =========

Dividends that the Company may pay to the Parent in any year without prior approval of the NYDFS are limited by statute. The maximum amount of dividends which can be paid during a calendar year to shareholders of insurance companies domiciled in the state of New York without obtaining the prior approval of the New York State Superintendent of Insurance is limited to the lesser of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. The maximum dividends payout that may be made in 2014 without prior approval of the New York State Superintendent of Insurance is $176 million.

In 2013 and 2012, the Company paid dividends totaling $404 million and $221 million, respectively, to its Parent. Dividend payments in excess of positive retained earnings were classified and reported as a return of capital.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The NYDFS has the right to permit specific practices that deviate from prescribed practices. In 2010, the Company received permission from the NYDFS to restate the statutory gross paid-in and contributed statutory surplus and the unassigned funds components of its statutory surplus, similar to the restatement of statutory surplus balances that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization. The effective date was September 30, 2010. The permitted practice had no impact on either the Company's statutory basis net income or total statutory surplus or impact on these financial statements. In addition, there was no impact on the Company's risk-based capital results.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Statutory net income and capital and surplus of the Company were as follows:

                                                                         2013     2012     2011
                                                                       -------- -------- --------
Year Ended December 31,                                                      (in millions)
Statutory net income..................................................  $  420   $  270   $  127
At December 31:
Statutory capital and surplus.........................................   1,765    1,878    1,862
Aggregate minimum required statutory capital and surplus..............     491      409      402

14. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                                                                         2013     2012     2011
                                                                       -------- -------- --------
                                                                             (in millions)
Current............................................................... $    60  $    16  $    68
Deferred..............................................................    (188)     (82)     (71)
                                                                       -------- -------- --------
Total income tax benefit.............................................. $  (128) $   (66) $    (3)
                                                                       ======== ======== ========

The US statutory income tax rate is 35 percent for 2013, 2012 and 2011. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate for the years ended December 31 due to the following:

                                                               2013        2012        2011
                                                             --------    --------    --------
                                                                   (in millions)
U.S. federal income tax (benefit) at statutory rate......... $   183     $   104     $    87
Adjustments:................................................
  Valuation allowance.......................................    (306)       (163)       (109)
  State income tax..........................................      (6)         (4)         14
  Dividends received deduction..............................      (1)         (1)         (1)
  IRS audit settlements.....................................       2          (2)          6
                                                             --------    --------    --------
Total income tax benefit.................................... $  (128)    $   (66)    $    (3)
                                                             ========    ========    ========

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                                                         2013       2012
                                                      ---------  ----------
                                                            (in millions)
Deferred tax assets:
  Basis differential of investments.................. $    214   $     248
  Excess capital losses and other tax carryovers.....       55         390
  State deferred tax benefits........................       14           -
  Policy reserves....................................      453         403
  Other..............................................        -          12
                                                      ---------  ----------
  Total deferred tax assets before valuation
  allowance..........................................      736       1,053
  Valuation allowance................................      (75)       (413)
                                                      ---------  ----------
  Total deferred tax assets..........................      661         640
Deferred tax liabilities:
  Deferred policy acquisition costs..................     (119)       (311)
  Net unrealized gains on debt and equity securities
  available for sale.................................      (87)       (406)
  Others.............................................       (6)          -
                                                      ---------- ----------
  Total deferred tax liabilities.....................     (212)       (717)
                                                      ---------- ----------
Net deferred tax asset (liability)................... $    449   $     (77)
                                                      ========== ==========

At December 31, 2013, the Company had the following capital loss carryforwards:

                                        Amount     Year expired
                                     ------------- ------------
                                     (in millions)
                2009................   $    158         2014
                                       --------
                Total...............   $    158
                                       ========

At December 31, 2013, the Company had no operating loss carryforwards.

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires the Company to weigh all positive and negative evidence to reach a conclusion that is more likely than not that all or some of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company's framework for assessing the recoverability of deferred tax assets weighs the sustainability of recent operating profitability, the predictability of future operating profitability of the character necessary to realize the deferred tax assets, and the Company's emergence from cumulative losses in recent years. The framework requires the Company to consider all available evidence, including:

    . the nature, frequency and severity of cumulative financial reporting losses in recent years;

    . the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

    . the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and

    . prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

As a result of sales in the ordinary course of business to manage the investment portfolio and the application of prudent and feasible tax planning strategies during the year ended December 31, 2013, the Company determined that an additional portion of the capital loss carryforwards will more-likely-than-not be realized prior to their expiration.

For the year ended December 31, 2013, the Company released $339 million of its deferred tax asset valuation allowance associated with capital loss carryforwards, of which $326 million was allocated to net income. An additional $20 million of tax was released due to capital loss expiration. Additional capital loss carryforwards may be realized in the future if and when other prudent and feasible tax planning strategies are identified. Changes in market conditions, including rising interest rates above the Company's projections, may results in a reduction in projected taxable gains and reestablishment of a valuation allowance.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                                 December 31,
                                                               ----------------
                                                                 2013    2012
                                                               -------  -------
                                                                (in millions)
Gross unrecognized tax benefits at beginning of period........ $    10  $    10
Decreases in tax positions for prior years....................      (7)       -
                                                               -------  -------
Gross unrecognized tax benefits at end of period.............. $     3  $    10
                                                               =======  =======

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2013, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2013 and 2012, the Company's unrecognized tax benefits, excluding interest and penalties, were $3 million and $10 million respectively. As of December 31, 2013 and 2012, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were approximately $200 thousand each year.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2013 and 2012, the Company had accrued approximately $1.7 million and $704 thousand, respectively, for the payment of interest (net of federal tax) and penalties. For the years ended December 31, 2013, 2012 and 2011, the

Company recognized an expense of $1 million, $193 thousand and $176 thousand, respectively, of interest (net of federal tax) and penalties in the statements of income.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company is currently under IRS examination for the taxable years 2003 to 2009. Although the final outcome of possible issues raised in any future examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2002 to 2013 remain subject to examination by major tax jurisdictions.


15. RELATED-PARTY TRANSACTIONS

Events Related to AIG

On March 1, 2013, AIG completed the repurchase of warrants issued to the United States Department of the Treasury ("U.S. Treasury") in 2008 and 2009. The warrants issued in 2008 provided the right to purchase approximately 2.7 million shares of AIG common stock at $50.00 per share, and the warrants issued in 2009 provided the right to purchase up to 150 shares of AIG common stock at $0.00002 per share. AIG and the U.S. Treasury agreed upon a repurchase price of approximately $25 million for the warrants. As a result of AIG's repurchase of these warrants, the U.S. Treasury does not have any residual interest in AIG.

AIG is subject to regulation by the Board of Governors of the Federal Reserve System as a savings and loan holding company. Also, on July 9, 2013, AIG issued a press release announcing the receipt of a notice from the U.S. Treasury that the Financial Stability Oversight Council has made a final determination that AIG should be supervised by the Board of Governers of the Federal Reserve System as a systemically important financial institution pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Additionally, on July 18, 2013, the Financial Stability Board (consisting of representatives of national financial authorities of the G20 nations), in a consultation with the International Association of Insurance Supervisors and national authorities, identified an initial list of Global Systemically Important Insurers, which included AIG.

Additional information on AIG is publicly available in AIG's regulatory filings with the SEC, which can be found at www.sec.gov. Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

Operating Agreements

The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income ceded to affiliates was $3 thousand, $(9) thousand and $456 thousand for the years ended December 31, 2013, 2012 and 2011, respectively. Commission ceded to affiliates was $46 thousand, $(2) thousand and $69 thousand for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2013, 2012 and 2011, the Company was charged $175 million, $136 million and $138 million, respectively, for expenses attributed to the Company. Accounts payable for such services at December 31, 2013 and 2012 were not material.

The Company provides life insurance coverage to employees of AIG and its domestic subsidiaries in connection with AIG's employee benefit plans. The statements of income include premiums related to this business of $11 million for 2013, $10 million for 2012 and $10 million for 2011.

The Company pays commissions, including support fees to defray marketing and training costs, to three affiliated broker-dealers for distributing its annuity products. Commissions paid to these broker-dealers totaled $2 million for each of the years ended December 31, 2013, 2012 and 2011. These affiliated broker-dealers represented approximately 2.3 percent, 1.5 percent and 1.3 percent of premiums received in 2013, 2012 and 2011, respectively.

On February 1, 2004, the Company entered into an administrative services agreement with its affiliate SunAmerica Asset Management Corp. ("SAAMCo"), whereby SAAMCo will pay to the Company a fee based on a percentage of

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

all assets invested through the Company's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for the Company's variable annuity products. Amounts earned by the Company under this agreement totaled $4 million, $3 million and $3 million in 2013, 2012 and 2011, respectively, and are included in other revenues in the statements of income.

Financing Arrangements

The Company has a short-term financing arrangement with AGL (successor-in-interest to SunAmerica Annuity and Life Assurance Company ("SAAL")), dated February 15, 2004, as amended and restated on June , 2009, whereby the Company has the right to borrow up to $15 million from AGL. Any advances made under this arrangement must be repaid within 30 days. There were no outstanding balances under this arrangement at December 31, 2013 and 2012.

AGL (successor-in-interest to SAAL) has a short-term financing arrangement with the Company, dated February 15, 2004, whereby AGL has the right to borrow up to $15 million from the Company. Any advances made under this arrangement must be repaid within 30 days. There were no outstanding balances under this arrangement at December 31, 2013 and 2012.


Notes of Affiliates

On December 27, 2006, the Company invested $117 million in a 5.18 percent fixed rate Senior Promissory Note issued by AIG Life Holdings, Inc. ("AIGLH," formerly known as SunAmerica Financial Group, Inc.), which matured on December 27, 2011. The note was extinguished on its due date by the issuance of a new 2.25 percent Senior Promissory Note due December 27, 2013, issued by AIGLH. On December 27, 2012, the Company received a principal payment of $67 million from AIGLH. The Company recognized interest income of $1 million, $3 million and $29 thousand on the Note during 2013, 2012 and 2011, respectively.


National Union and American Home Guarantees

The Company has a General Guarantee Agreement with American Home Assurance Company ("American Home"), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this undertaking, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by the Company between March 3, 2003 and April 30, 2010.

The Company (as successor-in-interest to American International Life Assurance Company of New York ("AI Life")) has a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this undertaking, National Union has unconditionally and irrevocably guaranteed policies of insurance issued by AI Life between July 13, 1998 and April 30, 2010.

The Company (as successor-in-interest to First SunAmerica Life Insurance Company ("FSA")) has a General Guarantee Agreement with American Home. Pursuant to the terms of this undertaking, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by FSA between January 4, 1999 and January 31, 2008.

National Union's and American Home's audited statutory financial statements are filed with the SEC, as applicable, as part of the Company's registration statements for its variable products that were issued prior to the Point of Termination and the FSA Point of Termination.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Capital Maintenance Agreement

On March 30, 2011, AIG and the Company entered into an Unconditional Capital Maintenance Agreement ("the CMA"). Among other things, the CMA provides that AIG will maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level risk-based capital ("RBC") (as defined under applicable insurance laws). The CMA also provided that if the Company's total adjusted capital was in excess of a certain specified minimum percentage of the Company's Company Action Level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to Board of Directors and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage. On February 18, 2014, the CMA was restated as a capital support agreement and amended to remove the dividend requirement. The specified minimum RBC percentage specified in the CMA remained at 385 percent.

Other

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the AIG Property and Casualty group. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the payments to the claimant. The Company carried liabilities of $2.7 billion and $2.4 billion at December 31, 2013 and 2012, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving AIG Property and Casualty group members where those members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the AIG Property and Casualty group members were no longer contingently liable for the payments to the claimant.


16. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the "U.S. Plans"). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act ("ERISA") qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the "ERISA Plans"). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


17. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

On February 18, 2014, the CMA between AIG and the Company was recharacterized as a capital support agreement and amended to remove the Company's dividend payment requirement thereunder. The Company's specified minimum RBC percentage as set forth in the amended and restated CMA remained at 385 percent.

The Company paid a $37.5 million dividend to AGC Life on March 28, 2014.

                           PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

The following financial statements are included in Part B of this Registration
Statement:


- Audited Financial Statements of FS Variable Separate Account of The United States Life Insurance Company in the City of New York for the year ended December 31, 2013.



- Audited Financial Statements of The United States Life Insurance Company in the City of New York for the years ended December 31, 2013, 2012 and 2011.


(b) Exhibits

(1)   Resolutions Establishing Separate Account..................................    2
(2)   Custody Agreements.........................................................    Not Applicable
(3)   (a)   Form of Distribution Agreement.......................................    19
      (b)   Form of Selling Agreement............................................    19
(4)   (a)   FSA Form of Variable Annuity Contract (FS-973 (6/07))................    8
            (1) FSA Form of Variable Annuity Contract (FS-973-1 (6/07))..........    8
            (2) FSA Form of Variable Annuity Contract (FS-973-2 (6/07))..........    8
            (3) FSA Form of Variable Annuity Contract (FS-993-PPS4 (12/10))......    17
            (4) FSA Form of Variable Annuity Contract (FS-993-PPS7 (12/10))......    17
            (5) FSA Form of Variable Annuity Contract (FS-993-PPS9 (12/10))......    17
            (6) USL Form of Variable Annuity Contract (FS-993-PPS4 (12/10))......    25
            (7) USL Form of Variable Annuity Contract (FS-993-PPS7 (12/10))......    25
            (8) USL Form of Variable Annuity Contract (FS-993-PPS9 (12/10))......    25
      (b)   FSA Form of Guaranteed Minimum Account Value Endorsement (FSE-6183
            (12/03)).............................................................    4
      (c)   FSA Form of IRA Endorsement (FSE-6171 (4/02))........................    3
      (d)   FSA Form of Optional Guaranteed Minimum Withdrawal Benefit
            Endorsement (FSE-6217 (10/05)).......................................    5
      (e)   FSA Form of Nursing Home Waiver Rider (FSE-6223 (8/06))..............    6
      (f)   FSA Form of Optional Guaranteed Minimum Withdrawal Benefit
            Endorsement (FSE-6225V-P (9/07)).....................................    9
      (g)   FSA Form of Optional Guaranteed Minimum Withdrawal Benefit
            Endorsement (FSE-6225VI-P (9/07))....................................    9
      (h)   FSA Form of Optional Guaranteed Minimum Withdrawal Benefit
            Endorsement (FSE-6225V6-P (9/07))....................................    9
      (i)   FSA Form of Optional Guaranteed Minimum Withdrawal Benefit
            Endorsement (FSE-6225V7-P(9/07)).....................................    9
      (j)   FSA Form of Optional Guaranteed Living Benefit Endorsement (FSE-6231-
            V2 (2/08))...........................................................    10
      (k)   FSA Form of Optional Guaranteed Living Benefit Endorsement (FSE-6242-
            VX (2/09))...........................................................    11
      (l)   FSA Form of Optional Guaranteed Living Benefit Endorsement (FSE-6242-
            V (2/09))............................................................    11
      (m)   FSA Form of Optional Guaranteed Living Benefit Endorsement (FSE-
            6244V6-P (11/08))....................................................    11
      (n)   FSA Form of Return of Purchase Payment Death Benefit Endorsement
            (FSE-6236 (6/08))....................................................    11
      (o)   FSA Form of Maximum Anniversary Value Optional Death Benefit
            Endorsement (FSE-6235 (6/08))........................................    11
      (p)   FSA Form of Optional Guaranteed Living Benefit Endorsement (FSE-6248-
            VX (9/09))...........................................................    12
      (q)   FSA Return of Purchase Payment Death Benefit Endorsement (FSE-6236
            (11/09)).............................................................    13
      (r)   FSA Form of Optional Guaranteed Living Benefit Endorsement (FSE-6248-
            V (5/10))............................................................    15
      (s)   FSA Form of Extended Legacy Program Guide (EXTLEGGEN)................    16
      (t)   FSA Form of Maximum Anniversary Value Optional Death Benefit
            Endorsement (FSE-6235 (12/10)).......................................    16
      (u)   USL Merger Endorsement (USLE-6258 (8/11))............................    19
      (v)   Optional Guaranteed Living Benefit Endorsement (FSE-6248-V (10/11))..    21
      (w)   USL Form of IRA Endorsement (FSE-6171 (12/10)).......................    24
      (x)   USL Nursing Home Waiver Rider (FSE-6223 (8/06))......................    24
      (y)   USL Form of Optional Guaranteed Living Benefit Endorsement (FSE-6248-
            V/25 (12/12))........................................................    24
      (z)   USL Form of Extended Legacy Program Guide (EXTLEGGEN.4REV.11.12).....    24

      (aa)  USL Form of Maximum Anniversary Value Optional Death Benefit
            Endorsement (FSE-6235 (12/10)).......................................    24
      (bb)  USL Premium Plus Endorsement (FSE-6245 (12/08))......................    24
      (cc)  USL DOMA Endorsement (FSE-6249 (12/09))..............................    24
      (dd)  USL Optional Guaranteed Living Benefit Extension Data Page
            Endorsement (FSE-6231E-V (10/10))....................................    25
      (ee)  USL Optional Guaranteed Living Benefit Extension Endorsement Data
            Page (FSE-6231E-V (8/13))............................................    Filed Herewith
(5)   FSA Annuity Application Specimen Contract (FSA-548 (1/03)).................    3
      (a)   FSA Form of Annuity Application (FSA-579-1 (10/09))..................    17
      (b)   USL Form of Annuity Application (USL-579-1 (12/12))..................    25
(6)   Corporate Documents of Depositor
      (a)   Copy of the Bylaws of The United States Life Insurance Company in the
            City of New York, Amended and Restated December 14, 2010.............    18
(7)   Reinsurance Contract.......................................................    Not Applicable
(8)   Material Contracts
      (a)   Anchor Series Trust Fund Participation Agreement.....................    23
      (b)   SunAmerica Series Trust Fund Participation Agreement.................    23
      (c)   Van Kampen Life Investment Trust Fund Participation Agreement........    1
      (d)   Lord Abbett Series Fund, Inc. Fund Participation Agreement...........    23
      (e)   American Funds Insurance Series and SunAmerica Series Trust Master-
            Feeder Fund Participation Agreement..................................    7
      (f)   Franklin Templeton Variable Insurance Products Trust Fund
            Participation Agreement..............................................    10
      (g)   Amendment to Franklin Templeton Variable Insurance Products Trust
            Fund Participation Agreement.........................................    19
      (h)   AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Fund
            Participation Agreement..............................................    14
      (i)   Seasons Series Trust Fund Participation Agreement....................    23
      (j)   Form of Letter of Consent to Assignment of Fund Participation
            Agreement............................................................    19
(9)   Opinion of Counsel and Consent of Depositor................................    20
(10)  Consents...................................................................    Filed Herewith
(11)  Financial Statements Omitted from Item 23..................................    Not Applicable
(12)  Initial Capitalization Agreement...........................................    Not Applicable
(13)  Other
      (a)   Power of Attorney -- The United States Life Insurance Company in the
            City of New York Directors...........................................    Filed Herewith
      (b)   Amended and Restated Unconditional Capital Maintenance Agreement
            between American International Group, Inc. and The United States Life
            Insurance Company in the City of New York............................    Filed Herewith
      (c)   Agreement and Plan of Merger including the Charter of The United
            States Life Insurance Company in the City of New York................    19



--------

 1 Incorporated by reference to Post-Effective Amendment No. 18 and Amendment
   No. 20, File Nos. 033-85014 and 811-08810, filed on November 27, 2002,
   Accession No. 0000950148-02-002786.

 2 Incorporated by reference to the Initial Registration Statement, File Nos.
   333-102137 and 811-08810, filed December 23, 2002, Accession No. 0000898430-
   02-004616.

 3 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
   1, File Nos. 333-102137 and 811-08810, filed August 14, 2003 Accession No. 0001193125-03-036541.

 4 Incorporated by reference to Post-Effective Amendment No. 21 and Amendment
   No. 23, File Nos. 033-85014 and 811-08810, filed on April 21, 2004, Accession No. 0000950148-04-000768.

 5 Incorporated by reference to Post-Effective Amendment No. 8 and Amendment No.
   9, File Nos. 333-102137 and 811-08810, filed May 1, 2006, Accession No.
   0000950129-06-004651.

 6 Incorporated by reference to Post-Effective Amendment No. 10 and Amendment
   No. 11, File Nos. 333-102137 and 811-08810, filed on September 21, 2006,
   Accession No. 0000950124-06-005436.

 7 Incorporated by reference to Post-Effective Amendment No. 13 and Amendment
   No.  14, File Nos. 333-102137 and 811-08810, filed on April 30, 2007,
   Accession No. 0000950124-07-002498.

 8 Incorporated by reference to the Initial Registration Statement, File Nos.
   333-147008 and 811-08810, filed on October 30, 2007, Accession No.
   0000950148-07-000268.

 9 Incorporated by reference to Pre-Effective Amendment No. 3 and Amendment No.
   3, File Nos. 333-147008 and 811-08810, filed on January 31, 2008, Accession No. 0000950148-08-000021.

10 Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No.
   4, File Nos. 333-147008 and 811-08810, filed on April 28, 2008, Accession No. 0000950148-08-000100.

11 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
   1, File Nos. 333-157198 and 811-08810, filed on April 28, 2009, Accession No. 0000950134-09-008500.

12 Filed Herewith

13 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No.
   3, File Nos. 333-157198 and 811-08810, filed on April 28, 2010, Accession No. 0000950123-10-039592.

14 Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No.
   7, File Nos. 333-146491 and 811-08810, filed on August 26, 2010, Accession No. 0000950123-10-081251.

15 Incorporated by reference to Post-Effective Amendment No. 3 and Amendment No.
   4, File Nos. 333-157198 and 811-08810, filed on August 30, 2010, Accession No. 0000950123-10-082181.

16 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
   1, File Nos. 333-172004 and 811-08810, filed on April 27, 2011, Accession No. 0000950123-11-040083.

17 Incorporated by reference to Post-Effective Amendment No. 11 and Amendment
   No. 14, File Nos. 333-147008 and 811-008810, filed on April 28, 2011,
   Accession No. 0000950123-11-040886.

18 Incorporated by reference to Post-Effective Amendment 1 and Amendment No. 2,
   File Nos. 333-171493 and 811-04865-01, filed on May 2, 2011, Accession No.
   0001193125-11-120900.

19 Incorporated by reference to Initial Registration Statement, File Nos. 333-
   178841 and 811-08810, filed on January 3, 2012, Accession No. 0000950123-11-
   104741.

20 Incorporated by reference to the Initial Registration Statement, File Nos.
   333-178845 and 811-08810, filed on January 3, 2012, Accession No. 0000950123-
   11-104749.

21 Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No.
   1, File Nos. 333-178841 and 811-08810, filed on January 20, 2012, Accession No. 0000950123-12-001054.

22 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No.
   2, File Nos. 333-178842 and 811-08810, filed on April 30, 2012, Accession No. 0000950123-12-007275.

23 Incorporated by reference to Post-Effective Amendment No. 3 and Amendment No.
   3, File Nos. 333-178842 and 811-08810, filed on July 13, 2012, Accession No. 0000950123-12-010018.

24 Incorporated by reference to Post-Effective Amendment No. 5 and Amendment No.
   5, File Nos. 333-178841 and 811-08810, filed on April 29, 2013, Accession No. 0000950123-13-002969.

25 Incorporated by reference to Post-Effective Amendment No. 5 and Amendment No.
   5, File Nos. 333-178845 and 811-08810, filed on April 29, 2013, Accession No. 0000950123-13-002960.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.


NAMES POSITIONS AND OFFICES
HELD WITH DEPOSITOR
---------------------------
Jay S. Wintrob(2)                   Director, Chairman, President and Chief Executive
                                    Officer
William J. Carr                     Director
Thomas J. Diemer                    Director, Senior Vice President and Chief Risk
                                    Officer
Mary Jane B. Fortin                 Director, Executive Vice President, Chief
                                    Financial Officer
Deborah A. Gero(2)                  Director, Senior Vice President and Chief
                                    Investment Officer
William J. Kane                     Director
Scott H. Richland                   Director
Thomas J. Scherer(5)                Director
Jana W. Greer(3)                    Director, President, Individual Retirement
James A. Mallon                     President, Life and Accident & Health
Jonathan J. Novak(2)                President, Institutional Markets
Curtis W. Olson(1)                  President, Group Benefits
Scheinerman, Robert J               Executive Vice President
Randall W. Epright                  Senior Vice President and Chief Information
                                    Officer
Michael P. Harwood                  Senior Vice President and Chief Actuary and
                                    Corporate Illustration Actuary
Kyle L. Jennings                    Senior Vice President and Chief Compliance Officer
Stephen A. Maginn(3)                Senior Vice President and Chief Distribution
                                    Officer
Christine A. Nixon(2)               Senior Vice President and Chief Legal Officer
Sai Raman(6)                        Senior Vice President, Institutional Markets
Tim W. Still                        Senior Vice President and Chief Operations Officer
Stephen J. Stone(2)                 Senior Vice President, Market Risk Management
Jesus C. Zaragoza                   Senior Vice President and Deputy Chief Financial
                                    Officer
Steven D. Anderson                  Vice President and Controller
Marla S. Campagna(7)                Vice President
Jim A. Coppedge                     Vice President and Assistant Secretary
Julie Cotton Hearne                 Vice President and Secretary
John B. Deremo                      Vice President, Distribution
William T. Devanney, Jr.            Vice President and Tax Officer
Gavin D. Friedman(2)                Vice President and Litigation Officer
Manda Ghaferi(2)                    Vice President
Leo W. Grace                        Vice President, Product Filing
Tracey E. Harris                    Vice President, Product Filing
Keith C. Honig(7)                   Vice President
David S. Jorgensen                  Vice President
Frank Kophamel                      Vice President and Appointed Actuary
Mallary L. Reznik(2)                Vice President and Assistant Secretary
T. Clay Spires                      Vice President and Tax Officer
Michael E. Treske                   Vice President, Distribution
William C. Wolfe                    Vice President and Treasurer
Melissa H. Cozart                   Privacy Officer
Craig M. Long                       Anti-Money Laundering and Office of Foreign Asset
                                    Control Officer
David J. Kumatz(4)                  Assistant Secretary
Virginia N. Puzon(2)                Assistant Secretary
Cris Thomas                         Assistant Secretary
Larry E. Blews                      38a-1 Compliance Officer
Timothy Donovan                     Illustration Actuary

--------


    (1) 3600 Route 66, Neptune, NJ 07753



    (2) 1999 Avenue of the Stars, Los Angeles, CA 90067



    (3) 21650 Oxnard Street, Woodland Hills, CA 91367



    (4) 2000 American General Way, Brentwood, TN 37027



    (5) 175 Water Street, New York, NY 10038



    (6) 50 Danbury Road, Wilton, CT 06897



    (7) 777 S. Figueroa Street, Los Angeles, CA 90017


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Registrant is a separate account of The United States Life Insurance Company in the City of New York ("Depositor"). The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No. 0001047469-14-001096, filed on February 20, 2014. Exhibit 21 is incorporated herein by reference.


ITEM 27.  NUMBER OF CONTRACT OWNERS


As of April 1, 2014, the number of Polaris Preferred Solution contracts funded by FS Variable Separate Account was 343 of which 189 were qualified contracts and 154 were non-qualified contracts.


ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 29.  PRINCIPAL UNDERWRITER


(a) AIG Capital Services, Inc. acts as distributor for the following investment companies:





    AMERICAN GENERAL LIFE INSURANCE COMPANY


    Variable Separate Account


    Variable Annuity Account One


    Variable Annuity Account Two


    Variable Annuity Account Four


    Variable Annuity Account Five


    Variable Annuity Account Seven


    Variable Annuity Account Nine


    Separate Account A


    Separate Account D


    Separate Account I


    Separate Account II


    Separate Account VA-1


    Separate Account VA-2


    Separate Account VL-R

    Separate Account VUL


    Separate Account VUL-2


    AG Separate Account A



    THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK


    FS Variable Separate Account


    FS Variable Annuity Account One


    FS Variable Annuity Account Two


    FS Variable Annuity Account Five


    Separate Account USL VA-R


    Separate Account USL VL-R


    Separate Account USL A


    Separate Account USL B



    THE VARIABLE ANNUITY LIFE INSURANCE COMPANY


    Separate Account A


    Anchor Series Trust
    Seasons Series Trust
    SunAmerica Series Trust
    SunAmerica Equity Funds
    SunAmerica Income Funds
    SunAmerica Series, Inc.
    SunAmerica Money Market Funds, Inc.
    SunAmerica Senior Floating Rate Fund, Inc.
    SunAmerica Specialty Series

(b) Directors, Officers and principal place of business:




OFFICER/DIRECTORS*                               POSITION
------------------                               --------
Peter A. Harbeck            Director
James T. Nichols            Director, President & Chief Executive Officer
Rebecca Snider              Chief Compliance Officer
Frank Curran                Vice President, Controller, Financial Operation
                            Principal and Chief Financial Officer, Treasurer
Stephen A. Maginn(1)        Director, Senior Vice President
William T. Devanney         Vice President, Tax Officer
Michael E. Treske           Chief Distribution Officer, Mutual Funds and
                            Variable Annuities
Kurt W. Bernlohr(3)         Distribution Officer, Group Retirement
John T. Genoy               Vice President
Mallary L. Reznik(2)        Vice President
Christine A. Nixon(2)       Secretary
Virginia N. Puzon(2)        Assistant Secretary



     --------


      * Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.



     (1) Principal business address is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4901.



     (2) Principal business address is 1999 Avenue of the Stars, Los Angeles, CA 90067-6121.



     (3) Principal business address is 2919 Allen Parkway, Houston, TX 77019.





(c) AIG Capital Services, Inc. retains no compensation or commissions from the Registrant.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The United States Life Insurance Company in the City of New York at its principal executive office located at One World Financial Center, 200 Liberty Street, New York, New York 10281 or at The United States Life Insurance Company in the City of New York's Annuity Service Center located at P.O. Box 15570, Amarillo, Texas 79105-5570.

ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

GENERAL REPRESENTATIONS

The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.

UNDERTAKINGS OF THE REGISTRANT

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, FS Variable Separate Account, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 28th day of April 2014.


                                        FS VARIABLE SEPARATE ACCOUNT
                                        (Registrant)

                                        BY: THE UNITED STATES LIFE INSURANCE
                                            COMPANY
                                            IN THE CITY OF NEW YORK
                                            (On behalf of the Registrant and
                                            itself)

                                        BY: /s/ MARY JANE B. FORTIN
                                            ------------------------------------
                                            MARY JANE B. FORTIN
                                            EXECUTIVE VICE PRESIDENT AND
                                            CHIEF FINANCIAL OFFICER

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.




          SIGNATURE                             TITLE                          DATE
          ---------                             -----                          ----

*JAY S. WINTROB                     Director, Chairman, President         April 28, 2014
-----------------------------        and Chief Executive Officer
JAY S. WINTROB

*WILLIAM J. CARR                               Director                   April 28, 2014
-----------------------------
WILLIAM J. CARR

*THOMAS J. DIEMER                  Director, Senior Vice President        April 28, 2014
-----------------------------           and Chief Risk Officer
THOMAS J. DIEMER

/s/ MARY JANE B. FORTIN           Director, Executive Vice President      April 28, 2014
-----------------------------        and Chief Financial Officer
MARY JANE B. FORTIN

*DEBORAH A. GERO                   Director, Senior Vice President        April 28, 2014
-----------------------------        and Chief Investment Officer
DEBORAH A. GERO

*WILLIAM J. KANE                               Director                   April 28, 2014
-----------------------------
WILLIAM J. KANE

*SCOTT H. RICHLAND                             Director                   April 28, 2014
-----------------------------
SCOTT H. RICHLAND

*THOMAS J. SCHERER                             Director                   April 28, 2014
-----------------------------
THOMAS J. SCHERER

*JANA W. GREER                               Director and                 April 28, 2014
-----------------------------     President -- Individual Retirement
JANA W. GREER

*STEVEN D. ANDERSON                 Vice President and Controller         April 28, 2014
-----------------------------
STEVEN D. ANDERSON


/s/ MANDA GHAFERI                          Attorney-In-Fact               April 28, 2014
-----------------------------
*MANDA GHAFERI

                                  EXHIBIT INDEX


EXHIBIT NO.                                      DESCRIPTION
-----------                                      -----------
(4)(ee)         USL Optional Guaranteed Living Benefit Extension Endorsement Data Page
(10)            Consents
(13)(a)         Power of Attorney -- The United States Life Insurance Company in the City of
                New York
(13)(b)         Amended and Restated Unconditional Capital Maintenance Agreement between
                American International Group, Inc. and The United States Life Insurance
                Company in the City of New York